EXECUTION









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                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and


                THE FIRST NATIONAL BANK OF CHICAGO,

                              Trustee


                -----------------------------------


                  POOLING AND SERVICING AGREEMENT


                   Dated as of December 1, 1996


                -----------------------------------



            Home Equity Loan Pass-Through Certificates,
                          Series 1996-HE4


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Section                                                        Page


                         TABLE OF CONTENTS


                             ARTICLE I

                            DEFINITIONS

1.01.  Definitions..............................................  1

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

2.01.  Conveyance of Mortgage Loans............................. 37
2.02.  Acceptance by Trustee.................................... 40
2.03.  Representations and Warranties of the Company;
        Mortgage Loan Repurchase................................ 42
2.04.  Execution of Certificates................................ 48
2.05.  The REMICs............................................... 48
2.06.  Designations under the REMIC Provisions.................. 50

                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

3.01.  Company to Act as Servicer............................... 51
3.02.  Collection of Certain Mortgage Loan Payments; Mortgage
        Loan Payment Record; Certificate Account................ 56
3.03.  [Omitted]................................................ 60
3.04.  Permitted Debits to the Mortgage Loan Payment Record..... 60
3.05.  [Omitted]................................................ 61
3.06.  Maintenance of Hazard Insurance.......................... 61
3.07.  Assumption and Modification Agreements................... 62
3.08.  Realization Upon Defaulted Mortgage Loans................ 63
3.09.  Trustee to Cooperate; Release of Mortgage Files.......... 66
3.10.  Servicing Compensation; Payment of Certain
        Expenses by the Company................................. 67
3.11.  Reports to the Trustee; Certificate Account
        Statements.............................................. 68
3.12.  Annual Statement as to Compliance........................ 68
3.13.  Annual Independent Public Accountants'
        Servicing Report........................................ 68
3.14.  Access to Certain Documentation and
        Information Regarding the Mortgage Loans................ 69
3.15.  Maintenance of Certain Servicing Policies................ 69




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Section                                                        Page

3.16.  Optional Purchase of Defaulted Mortgage Loans............ 70

                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

4.01.  Distributions............................................ 70
4.02.  Method of Distribution................................... 73
4.03.  Allocation of Losses..................................... 75
4.04.  Monthly Advances; Purchases of Defaulted
        Mortgage Loans.......................................... 76
4.05.  Statements to Certificateholders......................... 77
4.06.  Servicer's Certificate................................... 80
4.07.  Reports of Foreclosures and Abandonments of
        Mortgaged Property...................................... 80
4.08.  Reduction of Servicing Compensation; Simple
        Interest Shortfall Payments............................. 80

                             ARTICLE V

                         THE CERTIFICATES

5.01.  The Certificates......................................... 81
5.02.  Registration of Transfer and Exchange of Certificates.... 82
5.03.  Mutilated, Destroyed, Lost or Stolen Certificates........ 90
5.04.  Persons Deemed Owners.................................... 90
5.05.  Access to List of Certificateholders' Names and Addresses 90
5.06.  Representation of Certain Certificateholders............. 91

                            ARTICLE VI

                            THE COMPANY

6.01.  Liability of the Company................................. 91
6.02.  Merger or Consolidation of, or Assumption of the
        Obligations of, the Company............................. 91
6.03.  Assignment............................................... 92
6.04.  Limitation on Liability of the Company and Others........ 92
6.05.  The Company Not to Resign................................ 93

                            ARTICLE VII

                              DEFAULT

7.01.  Events of Default........................................ 93
7.02.  Trustee to Act; Appointment of Successor................. 95
7.03.  Notification to Certificateholders....................... 96





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                           ARTICLE VIII

                            THE TRUSTEE

8.01.  Duties of Trustee........................................ 96
8.02.  Certain Matters Affecting the Trustee.................... 98
8.03.  Trustee Not Liable for Certificates or Mortgage Loans....100
8.04.  Trustee May Own Certificates.............................100
8.05.  The Company to Pay Trustee's Fees and Expenses...........100
8.06.  Eligibility Requirements for Trustee.....................101
8.07.  Resignation or Removal of Trustee........................101
8.08.  Successor Trustee........................................102
8.09.  Merger or Consolidation of Trustee.......................103
8.10.  Appointment of Co-Trustee or Separate Trustee............103
8.11.  Compliance with REMIC Provisions; Tax Returns............104

                            ARTICLE IX

                            TERMINATION

9.01.  Termination upon Repurchase by the Company
        or Liquidation of All Mortgage Loans....................105
9.02.  Additional Termination Requirements......................107

                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

10.01.  Amendment...............................................107
10.02.  Recordation of Agreement................................109
10.03.  Limitation on Rights of Certificateholders..............109
10.04.  Governing Law...........................................110
10.05.  Notices.................................................110
10.06.  Notices to the Rating Agencies..........................111
10.07.  Severability of Provisions..............................111
10.08.  Certificates Nonassessable and Fully Paid...............111







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                             Exhibits



EXHIBIT A                 Forms of Certificates
EXHIBIT B                 [Omitted]
EXHIBIT C                 Mortgage Loans
EXHIBIT D                 Form of Servicer's Certificate
EXHIBIT E                 Form of Transfer Certificate as to
                            ERISA Matters for Definitive
                            ERISA-Restricted Certificates
EXHIBIT F                 Form of Residual Certificate
                            Transferee Affidavit
EXHIBIT G                 Form of Residual Certificate
                            Transferor Letter
EXHIBIT H                 Additional Servicer Compensation
EXHIBIT I                 Form of Investment Letter for
                            Definitive Restricted Certificates
EXHIBIT J                 Form of Distribution Date
                            Statement
EXHIBIT K                 Form of Special Servicing and
                            Collateral Fund Agreement
EXHIBIT L                 Form of Lost Note Affidavit and
                            Agreement
EXHIBIT M                 Schedule of Streamlined Portfolio
                            Program Mortgaged Loans





                                iv

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           THIS POOLING AND SERVICING AGREEMENT, dated as of
December 1, 1996, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Trustee.

                  W I T N E S S E T H T H A T :

           In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and The First
National Bank of Chicago agree as follows:

                             ARTICLE I

                            DEFINITIONS

           Section 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance thereof immediately prior (or, in the case of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect) to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates) shall be reduced by such Class's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among the Classes of Certificates (other than any Class of Principal Only Certificates) in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

           Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Principal Distribution Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class immediately prior to such Distribution Date and the





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      denominator of which is the aggregate Class Certificate
      Principal Balance of the Junior Certificates immediately prior to such Distribution Date.

           (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Principal Distribution Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes as to which the related Prepayment Distribution Trigger has been satisfied. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

           Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

           Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, (ii) monthly payments of interest due on a Self-Amortizing Mortgage Loan subsequent to the Due Date in the Collection Period relating to such Distribution Date, and (iii) any payments of principal, other than such payments described in clause (i) above, received subsequent to the immediately preceding Collection Period.

           Anniversary Determination Date: The Determination Date occurring in January of each year that the Certificates are outstanding, commencing in January 1998.

           Assumed Monthly Payment Reduction: As of any
      Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans




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



      (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.


           Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance, Compensating Interest Payment and Simple Interest Shortfall Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period, less the sum of (x) the Amount Held for Future Distribution and (y) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses (i) through (vii) of Section 3.04.

           Balloon Mortgage Loan: A Mortgage Loan which by its terms provides for a principal payment at its stated maturity (as specified in the Mortgage Loan Schedule) that is substantially larger than the principal component of monthly payments required to be made by the Mortgagor pursuant to the terms of the related Mortgage Note on earlier Due Dates.

           Bankruptcy Coverage Termination Date: The Distribution
      Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $50,000, as reduced by the aggregate amount of Deficient Valuations since the Cutoff Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations since such preceding Anniversary Determination Date. As of any Anniversary




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      Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Anniversary Determination Date as reduced by any Deficient Valuations for the preceding Distribution Date, and (y) the Fitch Formula Amount for such Anniversary Determination Date.

           The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from Fitch that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

           BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

           Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R1, Class R2 and Class S Certificates, constitutes a Class of Book-Entry Certificates.

           Book-Entry Nominee:  As defined in Section 5.02(b).

           Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

           Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

           Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.





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           Buydown Period:  The period during which Buydown Funds
      are required to be applied to the related Buydown Mortgage
      Loan.

           Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

           Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
      3.02 and which must be an Eligible Account.

           Certificate Interest Rate: With respect to any Class of Certificates other than any Class of Principal Only Certificates and the Class A7, Class M, Class B and Class S Certificates and any Distribution Date, the fixed per annum rate specified in Section 5.01(b). With respect to the Class S Certificates and any Distribution Date, the Strip Rate for such Distribution Date. The Principal Only Certificates are issued without a Certificate Interest Rate.

           With respect to each Distribution Date and each Class of Certificates set forth below, the lesser of (x) the Weighted Average Net Mortgage Rate for such Distribution Date, and (y) the per annum rate set forth below for such Class of Certificates:

           Class A7            7.495%
           Class M             7.645%
           Class B1            7.795%
           Class B2            7.985%
           Class B3            9.427%
           Class B4            9.427%
           Class B5            9.427%

           Certificate Owner:  With respect to any Book-Entry
      Certificate, the person who is the beneficial owner thereof.

           Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and (c), and
      (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate




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      on previous Distribution Dates.  The Notional Certificates are issued without Certificate Principal Balances.

           Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
      Section 5.02.

           Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

           Class: All Certificates bearing the same class designation or any Lower Tier Interest.

           Class B Certificate: Any Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate.

           Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

           Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), any amount by which the amount distributed to Holders of such Class of Certificates on such Distribution Date is less than the Accrued Certificate Interest thereon for such Distribution Date (including the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall).

           Closing Date:  December 30, 1996.





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           Code: The Internal Revenue Code of 1986, as it may be
      amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

           Collection Period: As to any Distribution Date, the calendar month next preceding the month in which such Distribution Date occurs.

           Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

           Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment or Simple Interest Shortfall Payment.

           Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

           Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126,
      Attention: Corporate Trust Services; except that for purposes of Section 5.02, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at 14 Wall Street, Eighth Floor, New York, New York 10005.

           Corresponding Class: With respect to any Class of Lower Tier Interests, the Class or Classes of Certificates, and with respect to any Class of Certificates, the Class or




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      Classes of Lower Tier Interests, appearing opposite such
      Class of Lower Tier Interests or Certificates in the table included in Section 2.05(a).

           Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

           Cut-off Date:  December 1, 1996.

           Defaulted Mortgage Loan: With respect to any
      Determination Date, a Mortgage Loan as to which the related
      Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

           Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

           Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

           Definitive Certificate:  Any Certificate, other than a
      Book-Entry Certificate, issued in definitive, fully registered form.

           Definitive Restricted Junior Certificate:  Any
      Restricted Junior Certificate that is in the form of a Definitive Certificate.

           Deposit Date:  As to any Distribution Date, the
      Business Day next preceding such Distribution Date.

           Depository:  The initial Depository shall be The
      Depository Trust Company, the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform

      Commercial Code of the State of New York, as amended, or any successor provisions thereto.

           Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

           Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

           Designated Loans:  None.

           Determination Date:  With respect to any Distribution
      Date, the fifth Business Day prior thereto.

           Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

           Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

           Distribution Date Statement: The statement referred to in Section 4.05(a).

           Document File:  As defined in Section 2.01.





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



           Due Date: With respect to any Mortgage Loan, the date during any Collection Period on which a Monthly Payment or balloon payment is first due.

           Early Installment: As to each Distribution Date and any Self-Amortizing Mortgage Loan, any Monthly Payment due on such Mortgage Loan subsequent to the Due Date in the Collection Period relating to such Distribution Date and both (x) received during such Collection Period and (y) designated by the related Mortgagor as an advance Monthly Payment.

           Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by Moody's its highest short-term rating,
      (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

           ERISA:  The Employee Retirement Income Security Act of
      1974, as amended.

           ERISA-Restricted Certificate:  Any Class M, Class B or
      Class S Certificate.

           Event of Default:  An event described in Section 7.01.

           Excess Bankruptcy Loss: Any Deficient Valuation or portion thereof (i) occurring after the Bankruptcy Coverage
      Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

           Excess Fraud Loss: Any Fraud Loss, or portion thereof,
      (i) occurring after the Fraud Coverage Termination Date or
      (ii) if on such date, in excess of the then-applicable
      Fraud Loss Amount.

           Excess Loss:  Any Excess Bankruptcy Loss, Excess Fraud
      Loss or Excess Special Hazard Loss.

           Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
      Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

           FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

           FEMA: The Federal Emergency Management Agency, or its successor in interest.

           FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

           Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

           Fitch: Fitch Investors Service, L.P. and its successors.

           Fitch Formula Amount: As to each Anniversary
      Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

           FNMA: The Federal National Mortgage Association or its successor in interest.

           Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

           Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $6,591,139 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
      Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, (y) from the first through the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
      (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date, and (z) from the second through the fourth anniversary of the Cut-off Date, an amount equal to
      (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. After the fourth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

           GECC: General Electric Capital Corporation and its successors in interest.

           Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

           Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan.

           Insured Expenses: Expenses covered by any insurance policy or policies applicable to the Mortgage Loans.

           Interest Accrual Period: With respect to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

           Interest Losses: The interest portion of (i) on or prior to the Cross-Over Date, any Excess Losses and (ii) after the Cross-Over Date, any Realized Losses.

           Interest Shortfall: With respect to any Distribution
      Date and each Mortgage Loan that during the related
      Prepayment Period was the subject of a Voluntary Principal
      Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                (a) As to any Self-Amortizing Mortgage Loan as to which a partial principal prepayment is received during the related Collection Period, one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

                (b) As to any Self-Amortizing Mortgage Loan as to which a principal prepayment in full is received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off
           Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such pre-payment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

                (c) As to any Self-Amortizing Mortgage Loan as to which a principal prepayment in full is received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date, none; and

                (d) Relief Act Mortgage Loans: As to any Self-Amortizing Mortgage Loan that becomes a Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Principal Balance thereof
           (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net
           Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act. As to any Simple Interest Mortgage
           Loan that becomes a Relief Act Mortgage Loan, the excess of (i) the amount of any payment that would have been allocated to interest on the basis of the related Net Mortgage Rate over (ii) the amount of such payment allocated to interest on the basis of the Net Mortgage Rate required to be paid by the Mortgagor as limited by the application of the Relief Act, in each case calculated in accordance with the Simple Interest Method.

           Junior Certificate:  Any Class M or Class B
      Certificate.

           Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

           Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

           Junior Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

           (i) the Junior Percentage of all payments of principal received on the Mortgage Loans during the related Collection Period, other than payments of principal described in clauses (ii) through (v) below;

          (ii) the Junior Prepayment Percentage of all principal prepayments in part (other than the principal portion of Early Installments) received with respect to Self-Amortizing Mortgage Loans during the related Prepayment Period, together with the

                Junior Prepayment Percentage of the Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the Junior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to any related insurance policy;

          (iv)  the Junior Prepayment Percentage of the Principal
                Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section
                2.02, 2.03(a) or 3.16; and

           (v)  the Junior Prepayment Percentage of the
                Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Latest Possible Maturity Date:  November 25, 2028.

           Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

           Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to
      Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

           Liquidation Proceeds: Cash (other than Insurance
      Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

           Loan Conditions: In order to be a Permitted Senior
      Lien as referred to in Section 3.01, any refinancing of an existing first mortgage loan ("Refinanced Loan") must satisfy the following:

                (i) the Second Lien Combined Loan-to-Value Ratio of the Principal Balance of the Refinanced Loan and the principal balance of the related Mortgage Loan at the time of origination of the Refinanced Loan may be no higher than the Second Lien Combined Loan-to-Value Ratio of the Principal Balance of the first lien mortgage loan in place as of the Cut-off Date and the Principal Balance of the Mortgage Loan as of the Cutoff Date; and the Principal Balance of the Refinanced Loan at the time of origination thereof may be no higher than the Principal Balance of the first lien mortgage loan in place as of the Cut-off Date;

               (ii) the Mortgagor's principal and interest payment obligation under the Refinanced Loan does not result in a higher debt-to-income ratio than such ratio at the time of origination of such Mortgagor's Mortgage Loan;

              (iii) the documentation evidencing the Company's agreement to the placing of the Permitted Senior Lien must be acceptable in form and substance to the servicer; and

               (iv) any Refinanced Loan (other than a Refinanced Loan that matures after the maturity date of the related Mortgage Loan) may not by its terms provide for a principal payment at maturity that is substantially larger (a balloon payment) than the amount of each monthly installment of principal due on other Due Dates.

           For purposes of determining the Second Lien Combined Loan-to-Value ratio referred to in (i), the appraisal obtained in connection with the origination of the Mortgage Loan will be used unless the age of such appraisal is more than six months, in which case a new appraisal must be obtained.

           Loss Allocation Limitation:  As defined in Section
      4.03(g).

           Lower Tier Balance: As to each Class of Lower Tier Interests and any Distribution Date, the initial Lower Tier Balance thereof set forth or specified in Section 2.05(a) less the sum of (i) the aggregate amount of principal allocable thereto on previous Distribution Dates pursuant to Section 2.05(c) and (ii) any Realized Losses or Subordinate Certificate Writedown Amount allocated thereto on previous Distribution Dates.

           Lower Tier Interest: Any one of the Classes of regular interests in the Lower Tier REMIC described as such in
      Section 2.05(a).

           Lower Tier Interest Rate:  As to each Lower Tier
      Interest, the applicable "Lower Tier Interest Rate," if any, set forth in Section 2.05(a) hereof.

           Lower Tier REMIC: One of the two separate REMICs comprising the Trust Fund, the assets of which consist of the assets and rights specified in clauses (i) through (ix) of the definition of the term Trust Fund.

           Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of the amount of interest due on each Mortgage Loan on the related Due Date (without giving effect to any change in Due Date made at the option of the related Mortgagor) occurring in the preceding Collection Period, to the extent that all or a portion of the scheduled payment due in such Collection Period was not received by the end of such Collection Period (or, in the case of an REO Mortgage Loan, the amount of interest that would have been due on the related Due Date for such Mortgage Loan had it remained outstanding, net of any related REO Proceeds received during such Collection Period), less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

           Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

           Moody's:  Moody's Investors Service and its successors.

           Mortgage: The mortgage or deed of trust creating a first or second lien on a fee simple interest in real property securing a Mortgage Note.

           Mortgage File: The mortgage documents listed in
      Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

           Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

           Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

           Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

           Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

           Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

           Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

           Mortgaged Property:  The property securing the Mortgage
      Note.

           Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

           Net Interest Shortfall:  With respect to any
      Distribution Date, the excess, if any, of the aggregate

      Interest Shortfalls for such Distribution Date over any Compensating Interest Payment for such date.

           Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

           Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee
      Rate.

           Net Simple Interest Excess: As to any Distribution Date, (a) the excess, if any, of the aggregate amount of interest received on the Simple Interest Mortgage Loans during the related Collection Period, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees, over (b) one month's interest at the weighted average (by Principal Balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Interest Accrual Period, on the aggregate Principal Balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months. For purposes of the foregoing, the amount of interest received in respect of the Simple Interest Mortgage Loans in any Collection Period shall be deemed (a) to include any Monthly Advances made by the Company for such Collection Period in respect of such Simple Interest Mortgage Loans, and (b) to be reduced by any reimbursements of Monthly Advances previously made by the Company in respect of such Simple Interest Mortgage Loans (or any related REO Mortgage Loans or Liquidated Mortgage Loans) for such Collection Period pursuant to Section 3.04(v) or (vii).

           Net Simple Interest Shortfall: As to any Distribution
      Date, the excess, if any, of (a) one month's interest at the weighted average (by Principal Balance) of the Net
      Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Interest Accrual Period, on the aggregate Principal Balance of such Simple Interest
      Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months, over
      (b) the aggregate amount of interest received on the Simple Int-erest Mortgage Loans during the related Collection Period, calcu-lated in accordance with the Simple Interest Method, net of the related Servicing Fees. For purposes of the foregoing, the amount of interest received in respect of the Simple
      Interest Mortgage Loans in any Collection Period shall be deemed (a) to include any Monthly Advances made by the Company for such Collection Period in respect of such Simple Interest Mortgage Loans, and (b) to be reduced by any reimbursements of Monthly Advances previously made by the Company in respect of such Simple Interest Mortgage
      Loans (or any related REO Mortgage Loans or Liquidated
      Mortgage Loans) for such Collection Period pursuant to
      Section 3.04(v) or (vii).

           Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

           Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

           Non-permitted Foreign Holder:  As defined in Section
      5.02(b).

           Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

           Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Liquidation Proceeds, Insurance Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

           Non-U.S. Person:  As defined in Section 4.02(c).

           Notional Certificate:  Any Class S Certificate.

           Notional Principal Balance: As to any Distribution Date and the Class S Certificates, the aggregate Principal Balance of the Outstanding Mortgage Loans as of the end of the calendar month immediately preceding the related Collection Period, as reduced by the amount of any Voluntary Principal Prepayment in full received on or prior to the fifteenth day of such Collection Period. As to any Distribution Date and any Class S Certificate, such

      Certificate's Percentage Interest of the aggregate Notional
      Principal Balance of the Class S Certificates for such
      Distribution Date.

           Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

           Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

           Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

           Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

           Outstanding Mortgage Loan: With respect to any date of determination, a Mortgage Loan which, prior to such date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

           Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

           Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate

      Principal Balance (or, in the case of a Notional
      Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate
      Principal Balance (or, in the case of a Notional
      Certificate, the aggregate initial Notional Principal
      Balance) of all Certificates of the same Class.

           Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

                (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

              (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

               (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency;

                (v) money market or common trust funds rated by each Rating Agency in its highest short-term rating category; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

      Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

           Permitted Senior Lien:  As defined in Section 3.01.

           Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

           Pool Principal Balance: With respect to any
      Distribution Date, the aggregate Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans as of the related Collection Period (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

           Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 2.1% per annum in the first month, and increase by an additional 2.1% per annum in each month thereafter until the tenth month. At such time, the rate remains constant at 21% per year for the balance of the remaining term.

           Prepayment Distribution Trigger: As of any
      Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

           Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs) on any Self-Amortizing Mortgage Loan, all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Self-Amortizing Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

           Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cutoff Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

           Prepayment Premium: As to any Mortgage Loan in respect of which a Principal Prepayment is received, any premium paid by the related Mortgagor in connection with such Principal Prepayment.

           Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
      Section 3.01(e).

           Principal Balance: As to any Self-Amortizing Mortgage Loan and Distribution Date, the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto as of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, as of the Cut-off
      Date), before giving effect to any scheduled payments of principal due during such month and after giving effect to any principal prepayments in part received prior to such month and any principal prepayments in full received through and including the 15th day of such month. As to any Simple Interest Mortgage Loan and Distribution Date, the unpaid principal balance thereof as of the calendar month preceding the month of such Distribution Date, before giving effect to any regularly scheduled payment due during such month and after giving effect to any principal prepayments in part received prior to such month and any principal prepayments in full received through and including the 15th day of such month. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

           Principal Only Certificate:    Any Class R1 or Class R2
      Certificate.

           Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b), but not including any Early Installment) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

           Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated December 20, 1996.

           Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses
      (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to any primary mortgage insurance policy, if any, or any other insurance policy with respect thereto, and (c) any amount required to satisfy or keep current a mortgage loan not included in the Trust Fund secured by a lien that is prior to the lien securing a Mortgage Loan.

           Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan.

           QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

           Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and Moody's; except that for purposes of the Junior Certificates, Fitch shall be the sole Rating Agency.

           Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Net Liquidation Proceeds.

           Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
      Date.

           Relief Act:  The Soldiers' and Sailors' Civil Relief
      Act of 1940, as amended.

           Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

           REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

           REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Department of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

           REO Mortgage Loan: Any Mortgage Loan which is not a
      Liquidated Mortgage Loan and as to which the related
      Mortgaged Property is held as part of the Trust Fund.

           REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
      (including, without limitation, proceeds from the rental of the related Mortgaged Property).

           Residual Certificate:  Any Class R1 or Class R2
      Certificate.

           Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Office of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           Restricted Certificate:  Any Restricted Junior
      Certificate or Class S Certificate.

           Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

           SAIF:  The Savings Association Insurance Fund of the
      FDIC, or its successor in interest.

           Second Lien Combined Loan-to-Value Ratio: As to any Second Mortgage Loan, the ratio, expressed as a percentage, that the sum of the original principal balance of such Second Mortgage Loan and the then current principal balance of the related first priority mortgage bears to the appraised value of the related Mortgaged Property at the time such Second Mortgage Loan was originated (or if the proceeds of such Second Mortgage Loan are used to refinance an existing mortgage loan, an appraisal that is less than six months old).

           Second Mortgage Loan: Any Mortgage Loan secured by a second lien on the related Mortgage Property.

           Self-Amortizing Mortgage Loan: Any Mortgage Loan other than a Simple Interest Mortgage Loan.

           Senior Certificate:  Any Class A1, Class A2, Class A3,
      Class A4, Class A5, Class A6, Class A7, Class R1 or Class R2
      Certificate.

           Senior Certificate Principal Balance:  As of any
      Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates.

           Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the

      Certificate Principal Balances of all the Certificates immediately prior to such Distribution Date.

           Senior Prepayment Percentage: For any Distribution
      Date occurring prior to the fifth anniversary of the first
      Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first
      Distribution Date, an amount as follows:

           (i)  for any Distribution Date subsequent to December
                2001 to and including the Distribution Date in December 2002, the Senior Percentage for such
                Distribution Date plus 70% of the Junior
                Percentage for such Distribution Date;

          (ii)  for any Distribution Date subsequent to December
                2002 to and including the Distribution Date in December 2003, the Senior Percentage for such
                Distribution Date plus 60% of the Junior
                Percentage for such Distribution Date;

         (iii)  for any Distribution Date subsequent to December
                2003 to and including the Distribution Date in December 2004, the Senior Percentage for such
                Distribution Date plus 40% of the Junior
                Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to December 2004 to and including the Distribution Date in December 2005, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

           (v)  for any Distribution Date thereafter, the Senior
                Percentage for such Distribution Date.

      Notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

                Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including January 2002 and December 2002, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including January 2003 and December 2003, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including January 2004 and December 2004,
           (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including January 2005 and December 2005 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after January 2006; or

                Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and
           (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including January 2002 and December 2002, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including January 2003 and December 2003,
           (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including January 2004 and December 2004, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including January 2005 and December 2005, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after January 2006.

           Senior Principal Distribution Amount:  As to any
      Distribution Date, an amount equal to the sum of:

           (i) the Senior Percentage of all payments of principal received on the Mortgage Loans during the related Collection Period, other than payments of principal described in clauses (ii) through (v);

          (ii) the Senior Prepayment Percentage of all principal prepayments in part (other than Early

                Installments) received with respect to
                Self-Amortizing Mortgage Loans during the related Prepayment Period, together with the Senior Prepayment Percentage of the Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to any related insurance policy, in each case during the related Prepayment Period;

          (iv)  the Senior Prepayment Percentage of the Principal
                Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section
                2.02, 2.03(a) or 3.16; and

           (v)  the Senior Prepayment Percentage of the
                Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

           Servicing Fee: As to any Mortgage Loan and
      Distribution Date, an amount equal to the product of (i) the Principal Balance of such Mortgage Loan for the related
      Distribution Date and (ii) the Servicing Fee Rate for such
      Mortgage Loan.

           Servicing Fee Rate: As to any Mortgage Loan, 0.50% per annum.

           Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

           Simple Interest Excess Amount: As to any Distribution Date, an amount (not less than zero) equal to the aggregate of any Net Simple Interest Excess paid to the Company for prior Distribution Dates, less the aggregate of any Simple Interest Shortfall Payments made by the Company for prior Distribution Dates.

           Simple Interest Method: The method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note, and the remainder of such payment is allocated to principal.

           Simple Interest Mortgage Loan: Any Mortgage Loan under which the portion of a payment allocable to interest and the portion of such payment allocable to principal is determined in accordance with the Simple Interest Method.

           Simple Interest Shortfall Payment: With respect to any Distribution Date, an amount equal to any Net Simple Interest Shortfall for such Distribution Date; provided, however, that such amount shall not exceed the sum of (i) the Simple Interest Excess Amount for such Distribution Date and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date with respect to the Mortgage Loans (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Simple Interest Shortfall Payment, but after giving effect to any Compensating Interest Payment.

           Simple Interest Shortfall Percentage: As to each Class of Certificates and any Distribution Date, the fraction, expressed as a percentage carried to six decimal places, the numerator of which is the amount of Accrued Certificate Interest for such Class for such Distribution Date and the denominator of which is the aggregate amount of Accrued Certificate Interest for all Classes of Certificates for such Distribution Date.

           Single Certificate: A Certificate with an Initial Certificate Principal Balance, or Notional Principal Balance, of $1,000, or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or Notional Principal Balance of less than
      $1,000, such lesser amount.

           Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

           (1)  normal wear and tear;

           (2) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

           (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

      or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

           Special Hazard Loss Amount: As of any Distribution
      Date, an amount equal to $2,197,046 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence
      (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date im-mediately preceding such anniversary and (B) twice the out-standing principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating
      Agency, which amount shall not be less than $500,000.

           Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

           Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Startup Day:  As defined in Section 2.06(c).

           Strip Rate: With respect to the Class S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the Weighted Average Net Mortgage Rate over (y) the weighted average (by Certificate Principal Balance) of the Certificate Interest Rates of the Certificates (other than the Class S Certificates) for such Distribution Date.

           Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

           Subordinate Certificate Writedown Amount: As to any Distribution Date, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Principal Balance on the first day of the month of such Distribution Date.

           Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Principal Balance of the Mortgage Loan that is substituted for, over (y) the Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

           Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if GECC shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of GECC is downgraded or withdrawn by Fitch or Moody's below their two highest rating categories, (iii) if GECC is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between GECC and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

           Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

                (i)  the Mortgage Loans;

               (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01;

              (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to
           Section 4.04(b);

               (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section
           2.02 or 2.03;

                (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

               (vi) the proceeds of any primary mortgage insurance policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans;

              (vii) the Certificate Account established pursuant to Section 3.02(d); and

              (viii) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to Section 3.08(e).

           Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

           Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
      Section 3.06.

           Unpaid Class Interest Shortfall: As to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates), and the Class S Certificates, Section 4.01(a)(v), in the case of the Class M Certificates,
      Section 4.01(a)(viii), in the case of the Class B1 Certificates, Section 4.01(a)(xi), in the case of the Class B2 Certificates, Section 4.01(a)(xiv), in the case of the Class B3 Certificates, Section 4.01(a)(xvii), in the case of the Class B4 Certificates, and Section 4.01(a)(xx), in the case of the Class B5 Certificates.

           Unpaid Net Simple Interest Shortfall:  As to any
      Distribution Date, the excess, if any, of the Net Simple
      Interest Shortfall for such Distribution Date over the

      Simple Interest Shortfall Payment for such Distribution
      Date.

           Upper Tier REMIC: One of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Lower Tier Interests.

           Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment in full of principal received from the related Mortgagor on any Mortgage Loan, and any Principal Prepayment in part received from the related Mortgagor on a Self-Amortizing Mortgage Loan.

           Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 94.00% of all Voting Rights shall be allocated to the Certificates other than the Class S Certificates and 6.00% of all Voting Rights shall be allocated to the Class S Certificates. Voting Rights allocated to the Class S Certificates shall be allocated among the Certificates of such Class in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.

           Weighted Average Net Mortgage Rate: As to any Distribution Date, a variable rate per annum equal to the weighted average (by Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Mortgage Loans as of the related Collection Period (or the Cut-off Date, in the case of the first Distribution Date); provided, however, that such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of the month that constitutes such Collection Period.

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

           Section 2.01. Conveyance of Mortgage Loans. The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans on and after the Cut-off Date.

           In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to each Mortgage Loan
(other than any Designated Loan) so transferred and assigned:

           (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

          (ii)  Any assumption and modification agreement; and

         (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee.

With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

           In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

           With respect to each Designated Loan, within 45 days of the Closing Date the Company shall deliver to the Trustee either (a) the documents referred to in clauses (i) and (ii) of the second preceding paragraph, provided that if the Company cannot locate such documents in the form initially executed by the Mortgagor and the obligor under any assumption and modification agreement, then it shall use reasonable efforts to obtain, and may deliver, new documents executed by such parties evidencing their obligations under the initial documents or (b) an Opinion of Counsel satisfactory to the Trustee from counsel admitted to practice in the jurisdiction in which the related Mortgaged Property is located to the effect that the absence of the original Mortgage Note or assumption and modification agreement, as the case may be, will not preclude the Company as servicer from initiating or prosecuting to completion any foreclosure proceeding with respect to such Mortgaged Property. If such documents are not so delivered within 45 days of the Closing
Date, the Company will use its best reasonable efforts (and the Trustee will have no obligation to inquire as to such efforts) to substitute another Mortgage Loan for such Designated Loan on the next succeeding Distribution Date pursuant to Section 2.03(b). If the Company is unable to effect such substitution, it shall repurchase such Designated Loan on such Distribution Date pursuant to Section 2.03(a).

           In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

           (i) the Mortgage with evidence of recording indicated thereon;

           (ii) other than as to any Mortgage Loan identified on Exhibit M hereto, a copy of the title insurance policy; and

          (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans. The Company shall also retain in its files evidence of primary mortgage insurance, if any, relating to the Mortgage Loans during the period when the related insurance is in force. Such evidence shall consist, for each Mortgage Loan, of a certificate of private mortgage insurance relating to such Mortgage Loan or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and any primary mortgage insurance policy, if any, described in the two preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. In addition, when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event it shall deliver to the Trustee copies of all title insurance policies for all of the outstanding Mortgage Loans. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

           In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

           The Company shall not be required to record the assignments of the Mortgages to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording information in the assignments of the Mortgages to the Trustee and shall cause the same to be recorded, at the Company's expense, in the appropriate public office for real property records, except that the Company need not cause to be so completed and recorded any assignment which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record the assignment of Mortgages in the circumstances provided above, the Trustee shall record or cause to be recorded such assignment at the expense of the Company. In connection with the recording of any such assignment, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording. Notwithstanding the foregoing, at any time the Company may record, or cause to be recorded, the assignments of Mortgages at the expense of the Company.

           Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of (x) the Mortgage Notes and the assumption and modification agreements, if any, or (y) an Opinion of Counsel described in the fourth paragraph of Section 2.01, as applicable, with respect to each Designated Loan, and
(iii) delivery of the recorded Mortgages, title insurance policies and recorded intervening assignments of Mortgage, if any, to ascertain that all required documents set forth in
Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the

Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

           Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related

Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

           Section 2.03.  Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

           (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the date of the initial issuance of the Certificates, each Mortgage is a valid and enforceable lien on the property securing the related Mortgage Note subject only to (a) the lien of any related first mortgage, if any,
      (b) the lien of current real property taxes and assessments, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company, and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage; any first mortgage loan prior to the related Mortgage Loan encumbering the related Mortgaged Property does not have a mandatory future advance provision;

         (iii) Each Mortgaged Property consists of one- to four-family residential real property, which does not include cooperatives, mobile homes, or manufactured homes that do not constitute real property in the jurisdiction in which such Mortgaged Property is located;

          (iv) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

           (v) As of the Cut-off Date, no payment of principal of or interest on or in respect of any Mortgage Loan is more than 30 days past due, and no more than 0.77% of the Mortgage Loans (by Principal Balance) have been past due 30 or more days more than once during the preceding 12 months;

          (vi) A title search was conducted at the origination of each Mortgage Loan and such search did not show any lien on the related Mortgaged Property senior to the related Mortgage other than any related first mortgage and other liens and encumbrances typically acceptable to mortgage lenders generally;

         (vii) As of the date of the initial issuance of the Certificates, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the applicable title insurance policy;

        (viii) As of the date of the initial issuance of the Certificates, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

          (ix) The Company has not received a notice of default or acceleration of any first mortgage loan or any Mortgage
      Loan secured by the Mortgaged Property which has not been cured by a party other than the Company;

           (x) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

          (xi) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage is free of material damage and is in good repair;

         (xii) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

        (xiii) A lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor, in either case, in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each Mortgage Loan other than any Mortgage Loan identified on Exhibit M hereto, and each such policy or binder is valid and remains in full force and effect;

         (xiv)  The Mortgage Rate of each Mortgage Note of a
      Mortgage Loan was not less than 7.375% per annum;

          (xv) As of the Cut-off Date, not less than 97.89% of the Mortgage Loans, by aggregate Principal Balance are Self-Amortizing Mortgage Loans and not more than 2.11% of the Mortgage Loans, by aggregate Principal Balance are Simple Interest Mortgage Loans; and, in each case, the Mortgage Rate with respect to each Mortgage Loan is fixed at the time of origination of the related Mortgage;

         (xvi) As of the Cut-off Date, not less than 68.35% of the Mortgage Loans, by aggregate Principal Balance, are level payment, fully amortizing Mortgage Loans and not more than 31.65% of the Mortgage Loans, by aggregate Principal Balance are Balloon Mortgage Loans; and, in each case, the Mortgage Rate with respect to each Mortgage Loan is fixed at the time of origination thereof;

        (xvii) If the Mortgaged Property was located in a federally designated special flood hazard area at the time of origination of the Mortgage Loan, it was covered by flood insurance at such time in an amount required by FEMA guidelines;

       (xviii) The Mortgage Loans were originated in accordance with the underwriting procedures of the Company as described under the caption "The Home Equity Loan Program" in the prospectus, dated October 28, 1996, relating to the registration statement on Form S-3 under the Securities Act of 1933, as amended, Registration No. 333-3038, filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of the Certificates (other than the Class S Certificates);

         (xix) As of the date of the initial issuance of the Certificates, no Mortgage Note is secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

          (xx) As of the Cut-off Date, none of the Second
      Mortgage Loans had a Second Lien Combined Loan-to-Value
      Ratio at origination in excess of 83.25%;

         (xxi)  The Servicing Fee Rate for each Mortgage Loan is
      0.50% per annum;

        (xxii) As of the date of the initial issuance of the Certificates, each Mortgage Note, the related Mortgage and each other agreement executed in connection therewith is a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws effecting the enforcement of creditors' rights generally and by general equity principals (regardless of whether such enforcement is considered in equity or at law);

       (xxiii) As of the date of the initial issuance of the Certificates, each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Company's knowledge, there is no homestead or other exemption available to the related Mortgagor that would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related mortgage.

        (xxiv) As of the date of the initial issuance of the Certificates, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a second mortgage loan, with the outstanding principal balance of the related senior lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Mortgaged Property. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

         (xxv)  As of the Cut-off Date, no Mortgage Loan had a
      Principal Balance of more than $497,835;

        (xxvi) As of the Cut-off Date, no more than 0.60% of the Mortgage Loans, by Principal Balance, are secured by Mortgaged Properties located in any one postal zip code area;

       (xxvii) No Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property, and each Mortgagor holds fee title to the related Mortgaged
      Property;

      (xxviii) As of the Cut-off Date, none of the Mortgage Loans constituted Buydown Mortgage Loans;

        (xxix) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

         (xxx) To the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

        (xxxi)  As of the Closing Date, each Mortgage Loan is a
      "qualified mortgage" as defined in Section 860G(a)(3) of the Code; and

       (xxxii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording.

           It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(xii) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in-lending or similar statute, and the Trustee or Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such other statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

           (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to
Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

           The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

           Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

           Section 2.05. The REMICs. (a) For federal income tax purposes, the Trust Fund shall consist of two REMICs, the Lower Tier REMIC and the Upper Tier REMIC. The Certificates, other than the Class R1 Certificate, shall be issued by the Upper Tier REMIC, and the Class R1 Certificate shall be issued by the Lower Tier REMIC. The Lower Tier REMIC shall be evidenced by the Class R1 Certificate and the regular interests having the characteristics and terms set forth in the following table, which interests (other than the Class R1 Certificate) shall be issued by the Lower Tier REMIC to the Trustee. The Lower Tier Interests and the proceeds thereof shall be assets of the Upper Tier REMIC. Principal of and interest on the Lower Tier Interests shall be allocated to the Corresponding Classes of Certificates in the manner set forth in the following table.

                                            Corresponding Class of
                                               Certificates(1)
                                            ----------------------
                               Lower Tier    Allocation Allocation
 Lower Tier   Initial Lower      Interest        of        of
  Interest     Tier Balance       Rate       Principal  Interest
  ---------   -------------   -----------   --------------------
     A1      $64,100,000.00        (2)           A1        (3)
     A2       33,800,000.00        (2)           A2        (3)
     A3       23,100,000.00        (2)           A3        (3)
     A4       28,100,000.00        (2)           A4        (3)
     A5       19,700,000.00        (2)           A5        (3)
     A6       15,900,000.00        (2)           A6        (3)
     A7       16,328,000.00        (2)           A7        (3)
     M         7,689,000.00        (2)           M         (3)
     B1        4,394,000.00        (2)           B1        (3)
     B2        2,746,000.00        (2)           B2        (3)
     B3        1,428,000.00        (2)           B3        (3)
     B4          439,000.00        (2)           B4        (3)
     B5        1,979,644.44        (2)           B5        (3)
     R2              500.00        (4)           R2         S


--------------------------
(1) Unless otherwise indicated, the amount of interest and principal allocable from a Lower Tier Interest to its Corresponding Class or Classes of Certificates on any Distribution Date shall be 100%.

(2)   Each of Lower Tier Interests A1, A2, A3, A4, A5, A6, A7, M,
      B1, B2, B3, B4 and B5 shall bear interest at a rate equal to the Weighted Average Net Mortgage Rate.

(3) For each Interest Accrual Period, the interest accrued on each of Lower Tier Interests A1, A2, A3, A4, A5, A6, A7, M, B1, B2, B3, B4 and B5 will be allocated as follows: (i) an amount equal to the Accrued Certificate Interest for such Interest Accrual Period for the Class of Certificates having an identical alphabetical and numerical designation shall be allocable to such Class, and (ii) an amount equal to the excess of the interest accrued on such Lower Tier Interest over the amount allocated in clause (i) above shall be allocated to the Class S Certificates.

(4) Lower Tier Interest R2 shall bear interest at a rate equal to the product of (x) 2 and (y) the Weighted Average Net
      Mortgage Rate.

           (b) The Lower Tier Interests shall be issued as non-certificated interests. The Class R1 Certificate shall be issued in fully registered certificated form and shall be executed and countersigned as provided in Section 5.01 hereof.

           (c) For purposes of further identifying the terms of the Lower Tier Interests, distributions of principal and interest on each Class of Lower Tier Interests shall be considered to correspond, in timing and aggregate amount, to the distributions of principal and interest, respectively, made under Section 4.01 on the Corresponding Classes of Certificates, and allocations of losses on each Class of Lower Tier Interests shall be considered to correspond, in timing and aggregate amount, to the allocations of losses made under Section 4.03 on the Corresponding Classes of Certificates.

           (d) On each Distribution Date, in addition to amounts otherwise distributable thereon pursuant to Section 4.01, the Trustee shall distribute to the holder of the Class R1 Certificate any amounts (other than the amounts described in clauses (x) and (y) of the definition of Available Funds) remaining in the Lower Tier REMIC after all amounts required to be applied pursuant to Section 2.05(c) have been so applied. Any distributions pursuant to this clause (d) shall not reduce the Certificate Principal Balance of the Class R1 Certificate.

           Section 2.06. Designations under the REMIC Provisions.
(a) The Company hereby designates the Lower Tier Interests identified in Section 2.05(a) above as "regular interests," and the Class R1 Certificate as the single class of "residual interests," in the Lower Tier REMIC for purposes of the REMIC
Provisions.

           (b) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificates, as "regular interests," and the Class R2 Certificate as the single class of "residual interests," in the Upper Tier REMIC for purposes of the REMIC Provisions.

           (c) The Closing Date will be the "Startup Day" for each of the Upper Tier REMIC and Lower Tier REMIC for purposes of the REMIC Provisions.

           (d) The "tax matters person" with respect to the Upper Tier REMIC for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R2 Certificate, or (ii) in any other case, the beneficial owner of the Class R2 Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R2 Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the Upper Tier REMIC for purposes of the REMIC Provisions.

      The "tax matters person" with respect to the Lower Tier REMIC for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R1 Certificate, or (ii) in any other case, the beneficial owner of the Class R1 Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the




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



extent relevant, each other holder of a Class R1 Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the Lower Tier REMIC for purposes of the REMIC
Provisions.

           (e) The "latest possible maturity date" of the regular interests in the Upper Tier REMIC and Lower Tier REMIC is the Latest Maturity Date for purposes of section 860G(a)(1) of the Code.

           (f) In no event shall the assets described in clause
(viii) of the definition of the term Trust Fund constitute a part of the Upper Tier REMIC or the Lower Tier REMIC and shall constitute an outside reserve fund owner by the Certificateholder depositing assets. For Federal income tax purposes, the Company, on behalf of the Trustee, shall account for such assets as required to comply with Treasury Regulations 1.860G-2(h) and (i) for such assets to be represented as separate from the REMICs created pursuant to this Agreement.


                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

           Section 3.01. Company to Act as Servicer. (a) It is intended that each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder shall constitute, and that the affairs of the REMICs shall be conducted so as to qualify each of the Upper Tier REMIC and the Lower Tier REMIC (other than any collateral fund established under the agreement referred to in
Section 3.08(e)) as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder and the respective Holders of the Residual Certificates and that in such capacity it shall:

           (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

         (iii) make or cause to be made an election, on behalf of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.06 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

          (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;

           (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (vi) use its best reasonable efforts to conduct the affairs of each of the Upper Tier REMIC and the Lower Tier
      REMIC established hereunder at all times that any

      Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

         (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either of the Upper Tier REMIC or the Lower Tier REMIC or that would subject the Trust Fund to tax;

        (viii) exercise reasonable care not to allow the creation of any "interests" (A) in the Upper Tier REMIC within the meaning of section 860D(a)(2) of the Code in addition to the interests represented by the Classes of Certificates identified in Section 5.01(b) other than the Class R1 Certificate, and (B) in the Lower Tier REMIC within the meaning of Section 860D(a)(2) of the Code in addition to the interests represented by the Lower Tier Interests identified in Section 2.05(a) and the Class R1 Certificate;

          (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC;

           (x) exercise reasonable care not to allow the Trust
      Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

          (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

         (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

        (xiii) maintain such records relating to each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

           The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

           (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. The Company shall service and administer the Mortgage Loans with reasonable care, using that degree of skill and attention that the Company exercises with respect to all comparable home equity mortgage loans that it services for itself or others, and that are generally accepted industry practice. The Company shall follow its customary standards, policies and procedures in performing its duties as servicer. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of
Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release. The Company shall not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property, except in the case of the refinancing of an existing first mortgage loan on a Mortgaged Property and only if all Loan Conditions have been satisfied (any such lien, a "Permitted Senior Lien").

           In the event that foreclosure proceedings are commenced with respect to any Mortgage Loan with respect to which the Company or any Primary Servicer has consented to the placing of a subsequent senior lien and such senior lien is not a Permitted Senior Lien, the Company shall repurchase such Mortgage Loan on the Deposit Date for the next Distribution Date following the related Collection Period during which such foreclosure proceedings were commenced. Such repurchase shall be accomplished in the same manner and subject to the same conditions as set forth in Section 2.02. Upon making any such repurchase the Company shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in
Section 2.02. For purposes of this Agreement, any such purchase shall be deemed to be a prepayment of such Mortgage Loan. It is understood and agreed that the obligation of the Company to purchase any Mortgage Loan (or property acquired in respect thereof or insurance policy or insurance proceeds with respect thereto) pursuant to the second immediately preceding sentence shall constitute the sole remedy against it respecting such breach available to the Certificateholders or the Trustee and such obligation shall survive any resignation or termination of the Company under this Agreement.

           (c) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

           (d) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

           (e) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

           Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid for a period of not more than 125 days after the applicable Due Date. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

           (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

           (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans before, and all Principal Prepayments received before, the Cut-off Date,
      (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

          (ii) All payments (other than (A) those due and payable before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

         (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

          (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company; and

           (v)  All REO Proceeds.

The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees, late charge penalties or Prepayment Premiums payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

           (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be deposited in the Certificate Account pursuant to subsection (d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection
(d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

           (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall deposit, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the Available Funds for such Distribution Date. If the Trustee does not receive such deposit by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

           (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either (x) any Trigger Event or (y) the downgrade by Moody's of GECC's short-term senior unsecured debt rating below P1, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage
Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of The First National Bank of Chicago, in its individual capacity and not in its capacity as Trustee, or represents an interest in its Corporate Trust Short Term Investment Fund, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Cer-tificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and deposits to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

           Section 3.03.  [Omitted].

           Section 3.04. Permitted Debits to the Mortgage Loan
Payment Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

           (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

          (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and (iv);

         (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

          (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;




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




           (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan, including an REO Mortgage Loan or Liquidated Mortgage Loan, to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

          (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

         (vii)  To reimburse the Company for any Nonrecoverable
      Advance; and

        (viii) To make deposits into the Certificate Account pursuant to Section 3.02(d).

           The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

           Section 3.05.  [Omitted].

           Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time (and, in the case of a Second Mortgage Loan, on the related first mortgage loan), whichever is less. The Company shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Section 3.04. In cases in which property




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



securing any Mortgage Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

           Section 3.07. Assumption and Modification Agreements.
(a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any




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fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

           (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

           Section 3.08. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall follow such practices and procedures (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) as it shall deem necessary or advisable and as shall be normal and usual in its general home equity mortgage loan servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

           Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose




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upon or otherwise convert the ownership of a Mortgaged Property.
In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

           (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule, if any, in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note (in the case of a Simple Interest Mortgage Loan, assuming payments are made on the related Due Date). REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

           (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the




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Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code,
(ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

           (d) Any collection of Insurance Proceeds or
Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date in the Collection Period relating to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

           (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates or (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person




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is not an "affiliate" (within the meaning of the Prohibited
Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

           In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such Agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

           Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such




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



payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in
Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any primary mortgage insurance policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

           Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced as provided in Section 4.08. Additional servic-




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



ing compensation in the form of Prepayment Interest Excess, Net Simple Interest Excess, Prepayment Premiums, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.04 and 3.08.

           (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

           Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in
Section 3.04.

           Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 1998, an Officer's
Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's super-vision and (b) to the best of such Officer's knowledge, based on such review, (i) the Company has fulfilled all its material obliga-tions under this Agreement throughout such year, and (ii) no Trigger Event has occurred or, if there has been a default in




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



the fulfillment of any such obligation or Trigger Event, specifying each such default or Trigger Event known to such Officer and the nature and status thereof.

           Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 1998, the Company at its expense shall cause a firm of independent public accountants (who may also render other services to the Company) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement (which agreements shall be described in a schedule to such statement), and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report. For purposes of such report, such firm may conclusively presume that any pooling and servicing agreement which governs certificates offered under a common registration statement under the Securities Act of 1933 with the Certificates is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any Primary Servicer, upon comparable reports of independent public accountants with respect to such Primary Servicer.

           Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.





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



           Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

           Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.


                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

           Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

           (i) to the Class S Certificates and each Class of Senior Certificates other than the Class R1 and Class R2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such Distribution Date), any shortfall in available amounts being allocated among such Classes in proportion to the amount of Accrued Certificate Interest otherwise distributable thereon;

           (ii) to the Class S Certificates and each Class of Senior Certificates other than the Class R1 and Class R2 Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date, any shortfall in available amounts being allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date; and

           (iii) to the Class A1, Class A2, Class A3, Class A4,
      Class A5, Class A6, Class A7, Class R1 and Class R2
      Certificates, in reduction of the Class Certificate




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



      Principal Balances thereof, the Senior Principal
      Distribution Amount, in the following order of priority:

                (1) concurrently, to the Class R1 and Class R2
           Certificates, in proportion to their Class Certificate
           Principal Balances, until the Class Certificate
           Principal Balances thereof have each been reduced to zero;

                (2) to the Class A1 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (3) to the Class A2 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (4) to the Class A3 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (5) to the Class A4 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (6) to the Class A5 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (7) to the Class A6 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                (8) to the Class A7 Certificates, until the Class
           Certificate Principal Balance thereof has been reduced to zero.

          (iv) to the Class M Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date
      (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
      Distribution Date);

           (v)  to the Class M Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

          (vi) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;




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




         (vii) to the Class B1 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date
      (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
      Distribution Date);

        (viii)  to the Class B1 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

          (ix) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

           (x)  to the Class B2 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date
      (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
      Distribution Date);

          (xi)  to the Class B2 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

        (xiii) to the Class B3 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date
      (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
      Distribution Date);

         (xiv)  to the Class B3 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

          (xv) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

         (xvi) to the Class B4 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date
      (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
      Distribution Date);

        (xvii)  to the Class B4 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;




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




       (xviii) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

         (xix) to the Class B5 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date
      (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
      Distribution Date);

          (xx)  to the Class B5 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date; and

         (xxi) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Principal Distribution Amount on such Distribution Date.

           (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R2 Certificate any remaining amounts in the Upper Tier REMIC for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01. Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R2 Certificate.

           (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates pursuant to Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among the Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities set forth in Section 4.01(a)(iii).

           (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Principal Distribution Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses
(iv) through (xxi) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

           Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

           (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

           (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the




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



laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

           (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess
Loss) shall be allocated as follows:

                first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

                seventh, to the Classes of Senior Certificates, pro rata, in accordance with their Class Certificate
           Principal Balances.

           (c) With respect to any Distribution Date, the principal portion of any Excess Loss shall be allocated to each Class of Certificates, pro rata, based on the respective Class
Certificate Principal Balances thereof.

           (d) Any Realized Losses allocated to a Class of
Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. Any allocation




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



of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance of the related Certificates on the related Distribution Date in accordance with Section 4.03(e).

           (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

           (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

           (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Loss Allocation Limitation").

           (h) Any allocation of a Realized Loss to a Class of Certificates, or of any Subordinate Certificate Writedown Amount to a Class of Subordinate Certificates, pursuant to this Section
4.03 shall effect a corresponding allocation thereof to the corresponding Class of Lower Tier Interests and, in the case of the principal portion of any such Realized Loss and any such Subordinate Certificate Writedown Amount, a corresponding reduction in the related Lower Tier Balance thereof.

           Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date pursuant to Section 3.16. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Sections
2.02 or 2.03(a)), no Monthly Advance shall be required




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with respect thereto for the month in which such purchase occurs.
The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to deposit in the Certificate Account pursuant to
Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

           (b) In the event that the Company deposits or expects to deposit less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so deposited, if any, shall be deemed to have been deposited first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, and if the Company has failed to make any required Monthly Advance such that an Event of Default as described in Section 7.01(v) has occurred, the Trustee shall terminate all of the rights and obligations of the Company as servicer hereunder and, in its capacity as successor servicer pursuant to Section 7.02, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

           (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

           Section 4.05. Statements to Certificateholders. (a) Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:





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           (i) The amount of such distribution to the
      Certificateholders of each Class allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
      Section 2.02, 2.03(b) and 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to
      Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution
      Date);

          (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest;

         (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

          (iv) The Pool Principal Balance and the aggregate number of the Mortgage Loans as of the end of the related Collection Period after giving effect to all distributions allocable to principal made on such Distribution Date;

           (v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses for such Distribution Date;

          (vi)  The Pay-out Rate applicable to each Class of
      Certificates;

         (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

        (viii) The aggregate Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) one payment delinquent, (y) two payments delinquent and (z) three or more payments delinquent, and
      (b) in foreclosure;





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



          (ix) The Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b);

           (x) The Certificate Interest Rate of the Class A7 and
      Class S Certificates and of each Class of Junior
      Certificates applicable to the Interest Accrual Period relating to such Distribution Date;

          (xi) The Senior Percentage and Junior Percentage for such Distribution Date; and

         (xii)  The Senior Prepayment Percentage and Junior
      Prepayment Percentage for such Distribution Date.

           In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

           In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such




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statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

           (b) On or prior to January 20th of each year, commencing in 1997, the Company shall furnish to the Trustee for mailing to each Person who at any time during the calendar year was a Certificateholder a statement containing information required to be provided pursuant to the Code.

           Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

           Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1996, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 31st of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

           Section 4.08. Reduction of Servicing Compensation; Simple Interest Shortfall Payments. (a) The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced (but not below zero), first, by the amount of any Compensating Interest Payment for such Distribution Date, and second, by the amount of any Simple Interest Shortfall Payment for such Distribution Date.

           (b) Not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, the Company shall deposit into the Certificate Account as part of the Available Funds to be deposited on such date pursuant to Section 3.02(d) the amount, if any, by which the Simple Interest Shortfall




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



Payment for such date exceeds the amount paid by the Servicer pursuant to clause second of Section 4.08(a); provided, however, that such deposit shall not exceed the aggregate amount of any Net Simple Interest Excess paid to the Company on previous Distribution Dates and not previously deposited into the Certificate Account pursuant to this Section 4.08(b).


                             ARTICLE V

                         THE CERTIFICATES

           Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

           (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $219,704,644.44. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:
                      Initial
                       Class
                    Certificate        Certificate
                     Principal           Interest         Minimum
Designation           Balance              Rate        Denominations

Class A1          $64,100,000.00          6.555%           $ 25,000
Class A2           33,800,000.00          6.460              25,000
Class A3           23,100,000.00          6.640              25,000
Class A4           28,100,000.00          6.860              25,000
Class A5           19,700,000.00          6.985              25,000
Class A6           15,900,000.00          7.220              25,000
Class A7           16,328,000.00           (1)               25,000
Class M             7,689,000.00           (1)              100,000
Class B1            4,394,000.00           (1)              100,000
Class B2            2,746,000.00           (1)              100,000
Class B3            1,428,000.00           (1)              250,000
Class B4              439,000.00           (1)              250,000
Class B5            1,979,644.44           (1)              250,000
Class S                 (2)                (2)           12,500,000
Class R1                  500.00          0.000                 500
Class R2                  500.00          0.000                 500


-------------------------





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



(1)   The Certificate Interest Rates of the Class A7, Class M and
      Class B Certificates are as set forth in the definition of "Certificate Interest Rate."

(2)   The Class S Certificates are issued with an initial
      Notional Principal Balance of $219,704,644.44 and shall bear interest at the Strip Rate.

           (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificates shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 (or $1,000,000 in the case of a Class of Class S Certificates) in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). Each Class of Residual Certificates shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates and Class S Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

           (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.





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           (e) The Strip Rate for each Interest Accrual Period
shall be determined by the Company and included in the Servicer's
Certificate for the related Distribution Date.

           Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

           Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

           At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

           (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a




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Disqualified Organization (including a broker, nominee, or
middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

           The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement




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



in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

           Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

           The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

           No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a Restricted Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in
Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class S Certificates to the Company or upon any subsequent transfer of a Class S Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

           (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

          (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

           (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such




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



transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

           (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

           All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as




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provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

           (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

           (g) On or prior to the Closing Date, there shall be delivered to the Depository one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof.




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Each Certificate issued in book-entry form shall bear the
following legend:

           "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

           Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.





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           Section 5.05. Access to List of Certificateholders'
Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

           Section 5.06. Representation of Certain
Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.


                            ARTICLE VI

                            THE COMPANY

           Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.





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           Section 6.02. Merger or Consolidation of, or
Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

           Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie




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properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

           Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.


                            ARTICLE VII

                              DEFAULT

           Section 7.01.  Events of Default.  If any one of the
following events ("Events of Default") shall occur and be continuing:

           (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of




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      which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

          (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure (stating that such notice is a "notice of default" hereunder), requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

         (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (v) Any failure on the part of the Company to deposit into the Certificate Account any Monthly Advance required to be made pursuant to this Agreement by 12:00 noon New
      York time on the related Distribution Date;




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then, and in each and every such case, so long as an Event of
Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

           Section 7.02. Trustee to Act; Appointment of
Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however,




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that the responsibilities and duties of the Company pursuant to
Sections 2.02 and 2.03(a), and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by
Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Trustee may delegate any obligation in its capacity as successor to the Company as servicer to an agent or an affiliate.

           (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

           Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.






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                           ARTICLE VIII

                            THE TRUSTEE

           Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. If the Trustee is acting as successor to the Company in its capacity as servicer, the Trustee shall use the same degree of care and skill in such capacity as the Company is required to use pursuant to this Agreement.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

           (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the computations and opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible
      Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;




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         (iii) The Trustee shall not be personally liable with
      respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) The Trustee shall not be charged with knowledge of
      (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and
      (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in
      Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

           Subject to any obligation of the Trustee as successor servicer hereunder to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement. Nothing in this Agreement shall be construed to impose any obligation of the Company in its capacity as seller upon the Trustee.

           Section 8.02.  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 8.01:

           (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors or any other certificate, statement,




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



      instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost,




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      expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

           Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

           Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the Company, GECC and their respective affiliates with the same rights as it would have if it were not Trustee.

           Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in




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its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

           Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a national banking association or corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

           Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the




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Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section 7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause (iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.

           Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

           No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such




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



acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

           Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.





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



           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

         (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all




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



of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

           Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent each of the Upper Tier REMIC and the Lower Tier REMIC from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or such REMICs. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.


                            ARTICLE IX

                            TERMINATION

           Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the

Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Principal Balance of the Mortgage Loans as of the Cut-off Date.

           Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

           On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section
4.01 or Section 2.05(d), as the case may be. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

           In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for




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



cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

           Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of either of the Upper Tier REMIC or the Lower Tier REMIC as defined in section 860F of the Code, or (ii) cause either of the Upper Tier REMIC or the Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

           (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under
      Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for each of the Upper Tier REMIC and the Lower Tier REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

           (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

           (c) On the final federal income tax return for each of the Upper Tier REMIC and the Lower Tier REMIC, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.






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                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

           Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of the Upper Tier REMIC and the Lower Tier REMIC as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has received an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

           This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause either of the Upper Tier REMIC or the Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

           It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

           Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

           Section 10.03.  Limitation on Rights of
Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any




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



action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

           Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services, (c) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Structured Finance Surveillance, and (d) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Attention: Home Equity Monitoring Group, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

           Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

           Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                           *     *     *

           IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:_________________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:____________________________
   Name:
   Title:
                               THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Trustee


                               By:_________________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:____________________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


           On the day of December, 1996 before me, a notary public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at ___________________ __________________________________________; that he/she is a(n)
_________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                                  ______________________________
                                          Notary Public



[Notarial Seal]

The State of Illinois          )
                               ) ss.:
County of Cook                 )


           On the day of December, 1996 before me, a notary public in and for the State of Illinois, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________ _________________________________; that he/she is a(n) _________
_________________________ of The First National Bank of Chicago, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.



                                  ______________________________
                                           Notary Public



[Notarial Seal]

                             EXHIBIT A

                       FORMS OF CERTIFICATES

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity
                    loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class A1 Certificate
                                          Principal Balance:
Class A1                                    $64,100,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: 6.555%                         Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TV57
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

            Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through Certificates, Series 1996-HE4, issued in sixteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R1, Class R2, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

            No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

            As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

            Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              N.A., not in its individual
                              capacity but solely as Trustee




                              By:_______________________________
                              Name:
                              Title:



Date:_____________________

                            ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

____________________________________________________________________________

____________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)


____________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

            I (we) further direct the Certificate Registrar to
issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

Dated:_________________________



_____________________________________
Signature by or on behalf of assignor




__________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity
                    loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class A2 Certificate
                                          Principal Balance:
Class A2                                    $33,800,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: 6.460%                         Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TV65
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity
                    loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class A3 Certificate
                                          Principal Balance:
Class A3                                    $23,100,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: 6.640%                         Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TV73
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity
                    loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class A4 Certificate
                                          Principal Balance:
Class A4                                    $28,100,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: 6.860%                         Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TV81
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity
                    loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class A5 Certificate
                                          Principal Balance:
Class A5                                    $19,700,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: 6.985%                         Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TV99
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity
                    loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class A6 Certificate
                                          Principal Balance:
Class A6                                    $15,900,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: 7.220%                         Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW23
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A6 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity
                    loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class A7 Certificate
                                          Principal Balance:
Class A7                                    $16,328,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: variable                       Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW31
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A7 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class M Certificate
                                          Principal Balance:
Class M                                     $7,689,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: variable                       Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW49
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

            Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through Certificates, Series 1996-HE4, issued in sixteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R1, Class R2, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

            No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

            As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

            Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              N.A., not in its individual
                              capacity but solely as Trustee




                              By:__________________________
                              Name:
                              Title:



Date:_____________________

                            ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

____________________________________________________________________________

____________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)


____________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

            I (we) further direct the Certificate Registrar to
issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

Dated:________________



_____________________________________
Signature by or on behalf of assignor




___________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class B1 Certificate
                                          Principal Balance:
Class B1                                    $4,394,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: variable                       Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW56
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class B2 Certificate
                                          Principal Balance:
Class B2                                    $2,746,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: variable                       Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW64
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                                    Initial Class B3 Certificate
                                          Principal Balance:
Class B3                                    $1,428,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: variable                       Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW72
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

            Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through Certificates, Series 1996-HE4, issued in sixteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R1, Class R2, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

            No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

            As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

            Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              N.A., not in its individual
                              capacity but solely as Trustee




                              By:____________________________
                              Name:
                              Title:



Date:___________________

                            ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

____________________________________________________________________________

____________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)


____________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:




Dated:_______________________



_____________________________________
Signature by or on behalf of assignor




____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

            In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

                              |_| (a) This Certificate is being
                        transferred by the undersigned to a
                        person whom the undersigned reasonably
                        believes is a "qualified institutional
                        buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                              |_| (b) This Certificate is being
                        transferred by the undersigned to an
                        institutional "accredited investor" (as
                        defined in Rule 501(a)(1), (2), (3) or
                        (7) of Regulation D under the Securities
                        Act of 1933, as amended) and that the
                        undersigned has been advised by the
                        prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
___________________________     __________________________________
                                                       (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

            The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
__________________________     ___________________________________
                                                       (Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

            The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
__________________________     ___________________________________
                                                       (Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                                    Initial Class B4 Certificate
                                          Principal Balance:
Class B4                                    $439,000.00

Certificate Interest                      Initial Certificate Principal Rate
per annum: variable                       Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW80
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                                    Initial Class B5 Certificate
                                          Principal Balance:
Class B5                                    $1,979,644.44

Certificate Interest                      Initial Certificate Principal Rate
per annum: variable                       Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TW98
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R1 CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



           HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


                evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class R1 Certificate
                                          Principal Balance:
Class R1                                    $500.00

Certificate Interest                      Initial Certificate Principal Rate
per annum:                                Balance of this Certificate:
  non-interest bearing                      $

Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TX89
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

            Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through Certificates, Series 1996-HE4, issued in sixteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R1, Class R2, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

            No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

            As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

            Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              N.A., not in its individual
                              capacity but solely as Trustee




                              By:________________________________
                              Name:
                              Title:



Date:_____________________

                            ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

____________________________________________________________________________

____________________________________________________________________________
                 (Please print or typewrite name and address
                    including postal zip code of assignee)


____________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

            I (we) further direct the Certificate Registrar to
issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________

Dated:_______________________



_____________________________________
Signature by or on behalf of assignor




________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R2 CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



          HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


               evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class R2 Certificate
                                          Principal Balance:
Class R2                                    $500.00

Certificate Interest                      Initial Certificate Principal Rate
per annum:                                Balance of this Certificate:
  non-interest bearing                      $

Cut-off Date:
December 1, 1996

First Distribution Date:                  CUSIP:  36157TX97
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE POOL SCHEDULED PRINCIPAL BALANCE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]1

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]2

____________________
1    To be included in Class S Certificate issued to the Company.

2 To be included only in Class S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



          HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4


               evidencing a beneficial ownership interest in a trust fund which consists primarily of a pool of closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                    Initial Class S Notional
                                          Principal Balance:
Class S                                     $219,704,644.44

Certificate Interest                      Initial Notional Principal Rate per
   annum: variable                        Balance of this Certificate:
                                            $
Cut-off Date:
December 1, 1996

First Distribution Date:
January 27, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in January 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

            Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

            This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through Certificates, Series 1996-HE4, issued in sixteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class R1, Class R2, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            No transfer of any Class S Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class S Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

            As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

            Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


                               THE FIRST NATIONAL BANK OF CHICAGO,
                               N.A., not in its individual capacity but solely as Trustee


                               By:_____________________________________
                               Name:
                               Title:


Date:____________________

                            ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee

____________________________________________________________________________

____________________________________________________________________________
   (Please print or typewrite name and address including postal zip code of assignee)


____________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________


Dated:_________________________


_____________________________________
Signature by or on behalf of assignor


__________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

            [In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

               |_| (a)  This Certificate is being
                        transferred by the undersigned to a
                        person whom the undersigned reasonably
                        believes is a "qualified institutional
                        buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

               |_| (b)  This Certificate is being
                        transferred by the undersigned to an
                        institutional "accredited investor" (as
                        defined in Rule 501(a)(1), (2), (3) or
                        (7) of Regulation D under the Securities
                        Act of 1933, as amended) and that the
                        undersigned has been advised by the
                        prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
____________________________     _________________________________
                                                       (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

            The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
____________________________     _________________________________
                                                    (Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

            The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
____________________________     _________________________________
                                                      (Signature)]3





___________________

3 To be included only in Class S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

                             EXHIBIT B

                             [Omitted]

                             EXHIBIT C

                          MORTGAGE LOANS


           [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Principal Balance as of the Cut-off Date,
(iii) the interest rate borne by the Mortgage Note, (iv) the scheduled monthly level payment of principal and interest, (v) the loan-to-value ratio (and Combined Loan to Value Ratio, if applicable), (vi) the maturity date of the Mortgage Note and
(vii) the Servicing Fee Rate for such Mortgage Loan.]


                GE CAPITAL MORTGAGE SERVICES, INC.
  HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE4
                          EXHIBIT 'C'

LOAN
LAST_NAME
ADDRESS
CITY
STATE
ZIP
 MORT
 BAL
 RATE
 PAI
 CLTV
MATURITY
FEE

0000004504957
NIESE
18 OXBOW DRIVE
VERNON
CT
060660000
 $  22,000.00
 $        18,823.59
 12.490
 $   271.01
   35.786
61106
0.5000

0000004519385
WESTFALL
116 HAMILTON STREET
WOODSTOCK
GA
301880000
 $  26,600.00
 $        22,480.83
 11.990
 $   319.08
   52.366
61101
0.5000

0000005023619
ALLEN
82 BEECHWOOD ROAD
ORADELL
NJ
076490000
 $220,000.00
 $      214,225.81
 10.500
 $2,012.43
   57.894
70220
0.5000

0000020003612
HOLBEN
4433 HILLDALE DRIVE
NEWBURGH
IN
476300000
 $  57,375.00
 $        48,587.62
 10.800
 $   644.94
   75.000
70429
0.5000

0000020031837
RIVA
11928 EAST 205TH STREET
LAKEWOOD
CA
907150000
 $107,000.00
 $        92,565.42
 10.650
 $1,192.75
   69.032
70610
0.5000

0000020340220
MAINZER
54 NORTH DRIVE
BLOOMSBURG
PA
178150000
 $  51,000.00
 $        46,625.36
 10.990
 $   579.35
   68.000
80719
0.5000

0000020397329
TERRY
650 CALOOSA DRIVE
VENICE
FL
342930000
 $  16,000.00
 $        14,235.78
   8.840
 $   160.77
   69.246
81116
0.5000

0000020402871
BOLAND
14 SKYVIEW DRIVE
ARMONK
NY
105040000
 $230,000.00
 $      224,393.26
   7.750
 $1,647.75
   64.788
231020
0.5000

0000020552162
COOK
37510 SHARPE AVENUE
WILLOUGHBY
OH
440940000
 $  53,500.00
 $        44,176.25
   8.850
 $   673.38
   72.297
40523
0.5000

0000020556825
ALBANESE
317 NORTH SERVICE ROAD
ROSLYN HEIG
NY
115770000
 $  17,500.00
 $        14,549.68
   8.750
 $   219.33
     7.291
40616
0.5000

0000020560942
LEIGHTON
4271 DICKERSONVILLE ROAD
RANSOMVILLE
NY
141310000
 $  55,000.00
 $        49,411.38
 10.350
 $   602.87
   55.555
90624
0.5000

0000020584264
SHOEBOTHAM
5011 37TH AVENUE SW
SEATTLE
WA
981260000
 $  53,500.00
 $        52,924.58
 11.250
 $   519.63
   70.792
90628
0.5000

0000020599742
GLASS
9 NORTH DELEVAN AVENUE
MARGATE
NJ
084020000
 $105,000.00
 $        98,886.20
 10.000
 $1,128.34
   67.741
90803
0.5000

0000020694287
WILLEY
5 TREMBLAY COURT
CONCORD
NH
033010000
 $  47,000.00
 $        40,594.72
   8.850
 $   591.57
   71.212
41122
0.5000

0000020707105
CHAPLIN
787-89 NORMAN STREET
BRIDGEPORT
CT
066050000
 $  12,500.00
 $          8,482.91
   9.900
 $   264.98
   75.000
991223
0.5000

0000020707121
PERRY
3 DOLPHIN DRIVE
CENTEREACH
NY
117200000
 $108,000.00
 $      100,571.58
   8.500
 $1,063.52
   80.000
91227
0.5000

0000020721684
CARUCCI
6 GREENWOOD LANE
MELVILLE
NY
117470000
 $  32,000.00
 $        31,189.47
 11.450
 $   315.68
   80.000
91216
0.5000

0000020730578
WIDOM
1029 ASBURY AVENUE
EVANSTON
IL
602020000
 $  10,000.00
 $          9,476.86
 11.250
 $   115.24
   72.255
100110
0.5000

0000020739140
MIHNOVICH,JR
315 NEW GRANT STREET
WILKES BARR
PA
187020000
 $  40,950.00
 $        38,202.96
   9.500
 $   427.62
   70.000
91114
0.5000

0000020744298
FORASTE
623 STEAMBOAT ROAD
GREENWICH
CT
068300000
 $100,000.00
 $        83,458.57
 10.750
 $1,120.95
   72.058
100322
0.5000

0000020774881
WESTLAKE
131 TENTH STREET
HICKSVILLE
NY
118010000
 $140,000.00
 $      134,108.99
 10.500
 $1,397.74
   70.886
141215
0.5000

0000020797221
CORREIA
47 TREMONT STREET
CAMBRIDGE
MA
021390000
 $177,000.00
 $      174,331.60
   8.950
 $1,417.82
   65.073
91116
0.5000

0000020848255
WAINWRIGHT
5291 DREW STREET
SPRINGHILL
FL
346090000
 $  19,435.00
 $        18,627.87
 12.050
 $   233.88
   69.999
100330
0.5000

0000020854808
MORALES
1472 EAST 5TH STREET
BETHLEHEM
PA
180150000
 $  39,900.00
 $        39,452.62
   9.490
 $   335.21
   70.000
100228
0.5000

0000020885729
MURPHY
1262 W FREMONT AVE
FRESNO
CA
937110000
 $  20,000.00
 $        17,926.00
 11.990
 $   239.91
   71.005
100505
0.5000

0000021028915
WILLIS
2264 OAKAWANA ROAD
ATLANTA
GA
303450000
 $  96,800.00
 $        92,920.35
   8.700
 $   964.62
   80.000
100912
0.5000

0000021047295
RUIZ
8617 FRANJO ROAD
MIAMI
FL
331890000
 $  50,000.00
 $        48,205.89
   9.600
 $   424.08
   34.482
100927
0.5000

0000021074323
ROYS
1772 EATON DRIVE
CLEARWATER
FL
346160000
 $  58,700.00
 $        56,659.16
   8.900
 $   591.89
   73.375
101024
0.5000

0000021086004
TEFFT
30 RAILROAD AVENUE
SOUTH KINGS
RI
028920000
 $102,500.00
 $      101,675.15
   8.990
 $   824.01
   84.016
100929
0.5000

0000021097993
BETRON
6704 GRAND BAHAMA DRIVE
TAMPA
FL
336150000
 $  77,600.00
 $        75,123.72
   8.350
 $   757.36
   80.000
101201
0.5000

0000021156476
WHALEN
RTE 4 BOX 721B
BASSETT
VA
240550000
 $  50,001.93
 $        47,971.29
   8.750
 $   499.75
   80.518
100925
0.5000

0000021184312
GARLAND
3922 NATURAL BRIDGE
ST. LOUIS
MO
631150000
 $  32,900.00
 $        32,108.70
   9.550
 $   344.55
   70.000
110201
0.5000

0000021208426
BROWN
2606 SMILAX AVENUE
PORT ROYAL
SC
299350000
 $  59,500.00
 $        58,091.85
   8.000
 $   568.62
   73.456
110322
0.5000

0000021228499
HIGHSMITH
25550 US HIGHWAY 421
WILLARD
NC
284780000
 $  27,500.00
 $        27,356.72
   9.200
 $   282.21
   55.000
110901
0.5000

0000021234125
BROWN
3708 GLEN AVENUE
BALTIMORE
MD
212150000
 $  90,500.00
 $        89,329.25
   8.750
 $   799.76
   75.384
160305
0.5000

0000021244934
WOOD
302 WEST MAIDEN LANE
SOMERDALE
NJ
080830000
 $  72,000.00
 $        71,340.77
 10.250
 $   706.79
   77.419
160320
0.5000

0000021255187
GALLAGHER
21 QUOGUE STREET
QUOGUE
NY
119590000
 $500,000.00
 $      497,834.08
   8.500
 $3,844.57
   80.000
260314
0.5000

0000021267257
GALTERIO
10 PENNEY COURT
HAWTHORNE
NJ
075060000
 $135,000.00
 $      134,426.11
 10.500
 $1,234.90
   75.000
260301
0.5000

0000021269782
CAWTHON
8 HOOKER BEND ROAD
MORRIS CHAP
TN
383610000
 $  18,000.00
 $        17,893.86
 12.300
 $   219.52
   71.137
110826
0.5000

0000021277926
PENCE
600 MICHELE DRIVE
MARTINEZ
CA
945530000
 $  30,000.00
 $        29,824.48
   7.900
 $   284.97
   37.500
110829
0.5000

0000021279138
CLARK
21 GARDEN STREET
MONTGOMERY
AL
361100000
 $  28,900.00
 $        28,853.28
   9.850
 $   276.03
   85.000
161023
0.5000

0000021285416
GRANNUM
28 CAMBRIDGE PLACE
BROOKLYN
NY
112380000
 $115,000.00
 $      114,514.65
   9.550
 $1,075.71
   53.488
160827
0.5000

0000021286695
TATE
1121 NANTICOKE STREET
BALTIMORE
MD
212300000
 $  36,000.00
 $        35,956.45
 14.990
 $   454.92
   80.000
110222
0.5000

0000021310537
MARSHALL
90 ROCKRIDGE DRIVE
SAN FRANCIS
CA
941160000
 $  72,000.00
 $        71,331.31
   8.625
 $   560.01
   82.926
110301
0.5000

0000021322326
BOBBITT
304 WASHINGTON AVE
LEHIGH ACRE
FL
337610000
 $125,600.00
 $      125,221.75
 10.250
 $1,125.51
   80.000
110315
0.5000

0000021330790
FOY
1101 GRAHAM ROAD
IONE
WA
991390000
 $  32,787.00
 $        32,704.67
 10.400
 $   325.14
   79.999
160830
0.5000

0000021331798
RICHARDSON
8239 S MANISTEE AVENUE
CHICAGO
IL
606170000
 $  68,000.00
 $        67,936.28
   9.750
 $   584.23
   85.000
110904
0.5000

0000021340468
WHITNEY
694 ALONZO MCNEIL ROAD
MILLERS CRE
NC
286510000
 $  45,600.00
 $        45,534.28
   9.300
 $   419.12
   79.029
161011
0.5000

0000021341623
RECIO
2863 W 21ST PLACE
CHICAGO
IL
606180000
 $  50,500.00
 $        50,473.26
   9.150
 $   411.80
   60.843
260930
0.5000

0000021345137
ITEN
 EAST WARREN ROAD
WARREN
VT
056600000
 $  41,303.00
 $        40,831.95
   8.500
 $   358.44
   25.542
160601
0.5000

0000021346200
ROSENWASSER
4 BLACK DUCK REACH
REHOBOTH BE
DE
199710000
 $  25,500.00
 $        25,131.52
 10.600
 $   345.52
   71.608
60826
0.5000

0000021350434
PENCE
4811 N 28TH DRIVE
PHOENIX
AZ
850170000
 $  43,200.00
 $        43,002.81
 10.650
 $   481.56
   80.000
110905
0.5000

0000021352026
RICHARDS
7633 SOUTH YAKIMA AVENUE
TACOMA
WA
984080000
 $  68,000.00
 $        67,792.97
   8.800
 $   537.39
   71.578
110601
0.5000

0000021352935
LIPARI
35 GREEN WAY
ALLENDALE
NJ
074010000
 $  95,000.00
 $        94,489.18
   8.850
 $   955.10
   18.627
110830
0.5000

0000021354188
GULLICKSON
2 ROUTE BOX 247
CAMERON
NC
283260000
 $  51,000.00
 $        50,851.47
   9.250
 $   467.10
   85.000
160905
0.5000

0000021354360
CORONADO
441 NORTH MILTON AVENUE
BALTIMORE
MD
212240000
 $  28,000.00
 $        27,969.87
 10.500
 $   256.13
   80.000
110916
0.5000

0000021354600
ANDERSON
90 LAKE SHORE DRIVE
NEW HAVEN
MO
630680000
 $  40,000.00
 $        39,608.00
   9.100
 $   408.09
   67.796
110828
0.5000

0000021357421
LEE
626 74TH STREET
NEWPORT NEW
VA
236050000
 $  40,000.00
 $        39,834.39
   9.700
 $   378.10
   64.516
160820
0.5000

0000021358924
ALEXANDER
1156 SHOALS DRIVE
CONOVER
NC
286130000
 $  62,050.00
 $        61,921.26
 10.600
 $   572.24
   85.000
110529
0.5000

0000021364906
JUNGENBERG
758 N HARRISON AVENUE
POCATELLO
ID
832040000
 $  26,110.00
 $        25,972.32
   9.650
 $   275.02
   70.000
110827
0.5000

0000021365069
CIACCI
 RT.1 BOX 1835 HWY 255
CLARKSVILLE
GA
305230000
 $  38,500.00
 $        38,145.39
 10.650
 $   429.17
   48.125
110701
0.5000

0000021365143
JUNGENBERG
752 N HARRISON AVENUE
POCATELLO
ID
832040000
 $  24,360.00
 $        24,231.54
   9.650
 $   256.59
   70.000
110827
0.5000

0000021365713
ROUNDTREE
2 MOUNTAIN RIDGE COURT
COLUMBUS
GA
319040000
 $  75,000.00
 $        73,062.45
 10.150
 $1,599.07
   47.748
10903
0.5000

0000021369459
ROGERS
1405 COTTONTOP RD.
CARLSBAD
NM
882200000
 $  67,200.00
 $        66,893.20
   9.700
 $   709.86
   80.000
111004
0.5000

0000021372628
SNODERLY
2300 BAINBRIDGE WAY
POWELL
TN
378490000
 $  59,300.00
 $        59,141.15
   8.850
 $   596.19
   71.445
111028
0.5000

0000021372933
OBERSKI
1204 E. 35TH STREET
VANCOUVER
WA
986630000
 $  13,575.00
 $        13,330.14
 11.050
 $   154.72
   69.892
110702
0.5000

0000021373204
FIELD
75 STUBTOE DRIVE
WARWICK
RI
028860000
 $  48,000.00
 $        47,563.33
   9.550
 $   502.68
   73.988
110606
0.5000

0000021376744
SADLEIR
10212 PEBBLE BEACH DRIVE
SANTEE
CA
920710000
 $  25,000.00
 $        24,767.61
 10.550
 $   277.13
   73.732
110703
0.5000

0000021376827
FITTS, III
4059 JIMMY GRAY ROBINSON
WILLIAMSPOR
TN
384870000
 $  14,600.00
 $        14,564.04
 10.550
 $   146.26
   68.586
160830
0.5000

0000021378385
MICCIO
23 BIRCHWOOD PARK DRIVE
JERICHO
NY
117530000
 $237,600.00
 $      236,815.29
   8.250
 $2,024.51
   80.000
160905
0.5000

0000021378468
LITZ SHUTTS
305 CENTER STREET
SOLVAY
NY
132090000
 $  55,200.00
 $        55,127.70
 10.100
 $   488.51
   80.000
110901
0.5000

0000021379003
MEYER
22 LOGGER'S RIDGE
BLACK LAKE
NM
877100000
 $  23,700.00
 $        23,588.78
 10.350
 $   259.78
   79.985
110909
0.5000

0000021379623
NEWMAN
32-34 SPRUCE STREET
MALDEN
MA
021480000
 $144,000.00
 $      144,000.00
   8.650
 $1,122.58
   80.000
261125
0.5000

0000021380191
BENNETT
13400 SHIRLEY LANE
MIDWEST CIT
OK
730200000
 $130,000.00
 $      129,899.54
 10.650
 $1,203.77
   77.380
260901
0.5000

0000021380621
VAN DYNE
5625 S SCARSDALE CIRCLE
RENO
NV
895020000
 $194,400.00
 $      193,845.21
   9.350
 $1,613.39
   80.000
110828
0.5000

0000021382205
STINSON
1516 CAMERON
MEMPHIS
TN
381060000
 $  13,500.00
 $        13,223.22
   9.350
 $   173.58
   30.000
60722
0.5000

0000021386206
PLEMMONS
5061 W. LAKESHORE DRIVE
ORANGE PARK
FL
320730000
 $  68,000.00
 $        67,590.96
   8.850
 $   605.27
   66.019
160830
0.5000

0000021386974
SANFORD
5055 ELROD CIRCLE
CUMMING
GA
301310000
 $  50,400.00
 $        50,323.10
 11.800
 $   510.68
   70.000
110528
0.5000

0000021387311
HINGSBERGEN
222 JUANITA COURT
SANTA ROSA
CA
954010000
 $  25,000.00
 $        24,778.03
 11.050
 $   284.94
   69.086
110703
0.5000

0000021391537
WHITE
14445 MARLOWE
DETROIT
MI
482270000
 $  34,000.00
 $        33,924.14
 11.300
 $   357.92
   79.069
160923
0.5000

0000021391974
RASCOE
6840 FOREST TERRACE
LANDOVER
MD
207850000
 $  60,000.00
 $        59,826.95
   9.500
 $   559.28
   80.000
160830
0.5000

0000021392469
OWENS
1477 COUNTY HOSPITAL ROAD
NASHVILLE
TN
372180000
 $  30,000.00
 $        29,845.38
   9.350
 $   310.56
   49.180
110826
0.5000

0000021392592
GRAVES
4639 MUNSEE STREET
CHARLOTTE
NC
282130000
 $  40,000.00
 $        39,722.35
 10.550
 $   443.41
   73.229
110828
0.5000

0000021393863
ELLISON
5707 RIDDLE ROAD
HOLIDAY
FL
346900000
 $  43,200.00
 $        43,082.21
   9.100
 $   350.71
   80.000
110624
0.5000

0000021395264
PERRY
238 NORTH SUBER ROAD
GREER
SC
296510000
 $  35,000.00
 $        34,912.40
   9.600
 $   367.60
   55.555
111016
0.5000

0000021396270
HAYDOCK-KECK
18529 SE 126TH STREET
SNOHOMISH
WA
982900000
 $  50,000.00
 $        49,802.09
 10.050
 $   484.17
   74.636
160827
0.5000

0000021397922
DAUBENMEYER
2009 N. VERMONT AVENUE
ROYAL OAK
MI
480730000
 $  17,512.00
 $        17,347.98
 10.800
 $   239.25
   79.999
60827
0.5000

0000021399142
LAIRSON
31 W. WELLS
ROSWELL
NM
882010000
 $  17,500.00
 $        17,314.11
   9.650
 $   184.33
   70.000
110624
0.5000

0000021399472
DANIELS
2601 CHEVERLY AVE
LANDOVER
MD
207850000
 $152,800.00
 $      150,786.55
   9.200
 $1,568.04
   80.000
110601
0.5000

0000021401419
CAREY
3019 STIRRUP LANE
ATLANTA
GA
303160000
 $  54,000.00
 $        53,857.29
   9.000
 $   547.71
   68.354
110930
0.5000

0000021401625
MATUSHIK
1003 STINSFORD ROAD
NEWARK
DE
197130000
 $  84,000.00
 $        83,607.69
   8.750
 $   742.32
   80.000
160827
0.5000

0000021401823
DEZENZO
8030 EL ESTRECHO DRIVE
PENSACOLA
FL
325140000
 $  42,400.00
 $        42,349.37
 10.750
 $   430.46
   77.090
161004
0.5000

0000021402128
PERKINS
377 SCOTLAND ROAD
WINDHAM
CT
062800000
 $200,000.00
 $      199,347.78
   8.990
 $1,798.17
   74.074
160918
0.5000

0000021402193
CROSS
2845 NARCISSUS RD
PHILADELPHI
PA
191540000
 $  24,000.00
 $        23,950.59
 10.050
 $   232.41
   74.933
160923
0.5000

0000021402623
KELLY
2 GRANT AVENUE
RUMSON
NJ
077600000
 $  55,000.00
 $        54,762.57
 11.250
 $   633.79
   59.024
110901
0.5000

0000021403753
MINOTTA
26561 LAUREL CREST DRIVE
LAGUNA HILL
CA
926530000
 $  30,000.00
 $        29,744.52
 11.500
 $   350.46
   72.465
110722
0.5000

0000021404124
MELVIN
1034 E SEDGWICK STREET
PHILADELPHI
PA
191500000
 $  35,000.00
 $        34,837.30
 10.850
 $   479.16
   38.461
61003
0.5000

0000021404157
BURCH
2984 SHELBURN AVENUE
AKRON
OH
443120000
 $  10,000.00
 $          9,930.56
 10.550
 $   110.86
   61.070
110826
0.5000

0000021404181
WILLIAMS
6883 GATES DRIVE
DERBY
NY
140470000
 $  61,500.00
 $        61,061.94
   9.990
 $   593.09
   75.000
160703
0.5000

0000021404348
MARTIN
3304 KINGS LANE
NASHVILLE
TN
372180000
 $  30,000.00
 $        29,927.61
 10.000
 $   322.39
   62.500
111007
0.5000

0000021404751
THOMAS
4719 9TH TERRACE NORTH
BIRMINGHAM
AL
352120000
 $  18,000.00
 $        17,953.70
   9.300
 $   185.80
   51.575
110909
0.5000

0000021406244
TREECE
2965 WINCHESTER PIKE
COLUMBUS
OH
432320000
 $100,000.00
 $        99,695.59
   8.900
 $   893.31
   80.000
160904
0.5000

0000021407242
HANSCOM
186 WHETSTONE RUN RD
JULIAN
PA
168440000
 $  71,150.00
 $        70,774.23
   9.050
 $   723.77
   56.920
110917
0.5000

0000021408802
RILEY
2988 E. TERRITORIAL ROAD
CANBY
OR
970130000
 $  63,700.00
 $        63,402.45
 10.400
 $   700.20
   79.972
110903
0.5000

0000021408869
BROWN
153 S. FULTON STREET
MOBILE
AL
366080000
 $  84,000.00
 $        83,577.86
   9.600
 $   882.23
   70.000
110830
0.5000

0000021409024
KAMERANCE
664 RR4
MARION
SC
295710000
 $  14,500.00
 $        14,091.17
 10.050
 $   308.44
   76.779
10925
0.5000

0000021409651
HAGADUS
8440 S. LAWLER
BURBANK
IL
604590000
 $  36,250.00
 $        36,080.67
 10.400
 $   398.47
   41.254
110918
0.5000

0000021410469
GRAHAM
39 PETERS BLVD
ISLIP
NY
117220000
 $  83,000.00
 $        82,894.35
 10.400
 $   753.04
   75.454
261001
0.5000

0000021410642
NOVAK
2790 TIMBERLINE ROAD
MARIETTA
GA
300620000
 $  61,000.00
 $        60,823.50
   9.300
 $   560.66
   55.963
160909
0.5000

0000021412788
JOHNSON
5033 W BLACKFORD DRIVE
SOUTH BEND
IN
466140000
 $  12,250.00
 $        12,147.62
 10.400
 $   134.66
   71.600
110827
0.5000

0000021413034
OGILVIE
30795 SADDLEBACK RD
VALLEY CENT
CA
928020000
 $  65,000.00
 $        64,960.93
 11.800
 $   658.61
   67.995
110901
0.5000

0000021413877
BOZARTH
170 EDWARDS ROAD
MONMOUTH
OR
973610000
 $  17,300.00
 $        17,186.43
   9.950
 $   185.38
   78.571
110905
0.5000

0000021413885
MENDOZA
425 BAGLEY DRIVE
SUNNYSIDE
WA
989440000
 $  49,000.00
 $        48,550.61
   9.150
 $   501.38
   56.976
110724
0.5000

0000021414404
MITCHELL
1209 LANARK COURT
CARY
NC
275110000
 $112,000.00
 $      111,553.83
 10.000
 $1,080.83
   77.241
160821
0.5000

0000021414883
DENSON
9310 S ADA
CHICAGO
IL
606200000
 $  68,800.00
 $        68,498.32
   9.250
 $   630.12
   80.000
160826
0.5000

0000021416912
COLDING
9231 CAREY ROAD
LITHIA
FL
335470000
 $  45,050.00
 $        44,937.77
   9.650
 $   474.51
   85.000
111018
0.5000

0000021418033
RUSH
215 S SPRING STREET
CITY OF ASH
NC
272030000
 $  15,000.00
 $        14,602.30
   9.150
 $   312.47
   41.095
10905
0.5000

0000021418645
RANDOLPH
204 FERNDALE STREET
CARLSBAD
NM
882200000
 $  35,200.00
 $        35,038.57
 10.600
 $   391.29
   80.000
110916
0.5000

0000021418850
JUILIANO
13 HOLLAND AVENUE
STATEN ISLA
NY
103030000
 $  32,600.00
 $        32,452.56
 10.750
 $   365.43
   78.052
110913
0.5000

0000021419379
SPENCER
21591 N PENFIELD AVENUE N
NEW SCANDIA
MN
550730000
 $  17,067.00
 $        17,067.00
 10.650
 $   190.25
   79.999
111127
0.5000

0000021419387
WILLIFORD
13701 FLINT ROCK ROAD
ROCKVILLE
MD
208530000
 $  80,000.00
 $        79,759.10
   9.000
 $   719.79
   47.058
160830
0.5000

0000021419551
MADYUN
1322 FARRAGUT STREET NW
WASHINGTON
DC
200110000
 $  85,000.00
 $        84,835.33
 10.700
 $   790.27
   40.094
110524
0.5000

0000021419601
SOUTHERLAND
300 SMOAK ROAD
DORCHESTER
SC
294370000
 $  52,000.00
 $        51,527.59
 10.800
 $   584.52
   80.000
110701
0.5000

0000021419676
PINKOWSKI
44 BARTHA AVENUE
EDISON
NJ
088170000
 $105,000.00
 $      103,957.60
 10.200
 $   937.01
   76.086
110801
0.5000

0000021420112
MARIANI
17 MINGO STREET
MALDEN
MA
021480000
 $  68,100.00
 $        67,470.75
   8.750
 $   535.75
   47.957
110918
0.5000

0000021420278
ACE
1079 W PALMETTO PARK RD
BOCA RATON
FL
334860000
 $  10,500.00
 $        10,227.60
 10.150
 $   223.87
   79.587
10904
0.5000

0000021420807
HERNANDEZ
190 NORTH MONROE AVENUE
COLUMBUS
OH
432060000
 $  40,100.00
 $        39,698.57
   9.650
 $   422.38
   69.137
110909
0.5000

0000021420815
BURRIS
125 GROVE STREET
BLUFFTON
OH
458170000
 $  56,000.00
 $        55,863.90
 10.650
 $   564.75
   60.869
160807
0.5000

0000021420997
BILLINS
2800 NE 9TH TERRACE
WILTON MANO
FL
333340000
 $  58,000.00
 $        57,972.25
   9.750
 $   498.31
   68.235
261007
0.5000

0000021421235
AMSPACHER
 R.D. 5 BOX 5709
SPRING GROV
PA
173620000
 $  70,300.00
 $        69,945.09
   9.550
 $   736.22
   81.744
110827
0.5000

0000021421466
REINBERG
806 ST. MARYS ROAD
FRANKLIN CO
MO
630890000
 $221,000.00
 $      219,904.42
   9.750
 $2,341.20
   85.000
110905
0.5000

0000021421904
ROBERTSON
401 BELVEDERE STREET
CITY OF SAN
CA
941170000
 $  48,000.00
 $        47,674.41
 10.800
 $   539.56
   79.744
110826
0.5000

0000021422142
BLACKSTOCK
7221 N. 20TH STREET
PHILADELPHI
PA
171400000
 $    6,900.00
 $          6,827.27
 11.300
 $     79.74
   69.726
110827
0.5000

0000021422225
SEWELL
12424 SOMERSWORTH DRIVE
KNOXVILLE
TN
379220000
 $  10,500.00
 $        10,444.90
 10.350
 $   115.10
   79.858
110916
0.5000

0000021422332
COOK
2655 CASON LANE
MALABAR
FL
329500000
 $  30,500.00
 $        30,442.17
 10.800
 $   285.86
   69.982
110627
0.5000

0000021422753
FROST
14972 256TH STREET
ROSEDALE
NY
114220000
 $  16,000.00
 $        15,926.96
 10.650
 $   178.36
   69.999
110919
0.5000

0000021422779
BARRETT
32 LOCUST AVENUE
ANNAPOLIS
MD
214010000
 $  40,000.00
 $        39,681.91
   9.050
 $   406.90
   29.197
110830
0.5000

0000021423173
LOPEZ
1940 ROBIN WAY
BETHLEHEM
PA
180180000
 $  46,000.00
 $        45,509.59
   9.700
 $   485.92
   77.464
110627
0.5000

0000021423686
HERNANDEZ
10-10A GUSTIN AVENUE
ATTLEBORO
MA
027030000
 $  23,900.00
 $        23,726.97
 10.550
 $   264.94
   69.895
110813
0.5000

0000021423934
SIERACKI
2525 KNOLLWOOD DRIVE
INDIANAPOLI
IN
462080000
 $114,500.00
 $      114,384.51
   9.400
 $   954.44
   63.611
260828
0.5000

0000021424429
PALENCIK
1048 MUSCOVY LANE
BENSALEM
PA
190200000
 $  28,440.00
 $        28,175.12
 10.900
 $   390.16
   76.898
60828
0.5000

0000021424759
DANIEL
7400 IRONGATE DRIVE
CHATTANOOGA
TN
373430000
 $  50,000.00
 $        49,763.20
 10.250
 $   544.98
   67.567
110905
0.5000

0000021425384
RIOS
967 MARIPOSA ST
LINDSAY
CA
932470000
 $  25,448.00
 $        25,072.67
 10.050
 $   337.01
   80.000
60917
0.5000

0000021425657
DAVIS
104 CHAPIN PARKWAY
BUFFALO
NY
142090000
 $200,000.00
 $      199,833.32
 10.300
 $1,799.65
   53.333
110905
0.5000

0000021426150
UHRICH
1322 WEAVERTOWN ROAD
LEBANON
PA
170420000
 $  52,000.00
 $        51,958.48
 10.500
 $   475.67
   80.000
110827
0.5000

0000021426291
STEPHENSON
1200 N FORK ROAD
BARNARDSVIL
NC
287090000
 $  70,000.00
 $        69,939.12
 10.100
 $   619.48
   80.924
110909
0.5000

0000021426481
CAGGIANO
32 SNOW AVENUE
WEST BABYLO
NY
117040000
 $104,000.00
 $        99,333.64
   8.150
 $1,002.91
   78.787
100816
0.5000

0000021426796
FREDERIC
105 BUCKINGHAM DRIVE
HACKENSACK
NJ
076010000
 $188,800.00
 $      188,214.30
   8.750
 $1,668.45
   80.000
160920
0.5000

0000021427026
BARDON
25239 WEST MARBLE COURT
CHANNAHON
IL
604100000
 $  70,000.00
 $        69,930.15
   9.450
 $   586.05
   46.666
110827
0.5000

0000021427364
AFRE
46 SAYRE STREET
ELIZABETH
NJ
072080000
 $  88,000.00
 $        87,824.80
   9.500
 $   739.96
   80.000
260711
0.5000

0000021427745
BURKE
10 NW 13TH STREET
RICHMOND
IN
473300000
 $  42,400.00
 $        42,384.20
 10.800
 $   397.40
   80.000
261008
0.5000

0000021427992
YOUMANS
320 TOMLIN STATION ROAD
MULLICA HIL
NJ
080620000
 $  70,800.00
 $        70,632.98
   9.550
 $   597.91
   45.384
110724
0.5000

0000021428255
WESTALL
 BOX 452 ROUTE 3
SUMMERVILLE
GA
307470000
 $  45,000.00
 $        44,873.08
   9.500
 $   419.46
   64.285
160918
0.5000

0000021428354
HAYNES
600 HITT LANE
GOODLETTSVI
TN
370720000
 $  15,000.00
 $        14,754.14
 10.850
 $   169.08
   54.879
110826
0.5000

0000021428743
BELL
120 NW 193RD STREET
MIAMI
FL
331690000
 $  15,000.00
 $        14,940.50
 12.150
 $   181.48
   54.823
110905
0.5000

0000021428974
JOHNSON
8900 BOONVILLE ROAD
UKIAH
CA
954820000
 $  35,000.00
 $        34,836.50
 10.400
 $   384.73
   71.154
110903
0.5000

0000021429899
DAUDLIN
2159 SAN REMO COURT
SAN LEANDRO
CA
945780000
 $  27,000.00
 $        26,455.07
   9.375
 $   224.56
   49.740
110501
0.5000

0000021429907
MOORE
3860 SC HIGHWAY 391
PROSPERITY
SC
291270000
 $  20,000.00
 $        19,910.38
 10.850
 $   225.44
   69.159
110916
0.5000

0000021429972
HUNT
21410 E. 38TH STREET SOUT
BROKEN ARRO
OK
740140000
 $  68,000.00
 $        67,896.25
   9.150
 $   618.39
   80.000
161017
0.5000

0000021430350
PINCKNEY
1723 HIGH AVENUE
WILLOW GROV
PA
190900000
 $121,000.00
 $      119,932.71
   9.250
 $   995.44
   69.942
111015
0.5000

0000021430517
BOURGET
1458 GRAFTON-WORCESTER RO
MILLBURY
MA
015270000
 $  96,000.00
 $        95,764.09
   9.800
 $1,019.91
   80.000
110930
0.5000

0000021430798
WILLIS
2517 SE HATFIELD CIRCLE
ATLANTA
GA
303160000
 $  52,000.00
 $        51,877.39
 10.250
 $   566.78
   78.787
111017
0.5000

0000021432372
HEMLINGER
54 HUTCHINSON ROAD
JACKSONVILL
FL
322200000
 $  40,000.00
 $        39,889.33
   9.650
 $   376.78
   80.000
160913
0.5000

0000021432752
DANCE
1103 245TH AVENUE NORTHEA
REDMOND
WA
980530000
 $  55,000.00
 $        54,855.47
 10.050
 $   532.59
   79.797
160917
0.5000

0000021432893
NUTTALL
3925 E. COSTILLA PLACE
LITTLETON
CO
801220000
 $  21,754.00
 $        21,657.86
 11.000
 $   247.26
   76.328
110910
0.5000

0000021432927
WESTPHAL
14195 BERWYN
REDFORD
MI
482390000
 $  10,000.00
 $          9,882.87
 10.400
 $   134.38
   72.215
60830
0.5000

0000021433016
CASTRO
12087 BOURASSA BLVD
BROOKSVILLE
FL
364130000
 $  39,750.00
 $        39,737.43
 11.550
 $   395.16
   75.000
111001
0.5000

0000021433115
COULLIETTE
46 DOGWOOD TERRACE
ELLERSLIE
GA
318070000
 $105,200.00
 $      104,737.30
 11.050
 $1,199.01
   80.000
110916
0.5000

0000021433552
NERO
118 ROCKY LEDGE DRIVE
STRUTHERS
OH
444710000
 $  98,400.00
 $        97,997.08
   9.750
 $   933.35
   80.000
160919
0.5000

0000021433719
LEO
1529 SAN JOSE AVENUE S.E.
ALBUQUERQUE
NM
871060000
 $  64,000.00
 $        63,950.63
   9.300
 $   528.84
   80.000
261023
0.5000

0000021433974
MORRISSETTE
99 HEATHERWOOD DRIVE
BROOKFIELD
CT
068040000
 $  49,900.00
 $        49,688.25
 11.750
 $   540.77
   49.405
160722
0.5000

0000021434006
BARNES
95 E MOHAWK STREET
OSWEGO
NY
131260000
 $  48,000.00
 $        47,832.12
 11.000
 $   495.46
   73.846
160901
0.5000

0000021434113
LOPEZ
3728 BRONX BLVD
BRONX
NY
104690000
 $  10,000.00
 $          9,950.01
 10.150
 $   108.39
   61.108
110827
0.5000

0000021434311
POWERS
7229 ROYAL STREET
PORT ROYAL
VA
225350000
 $    8,500.00
 $          7,782.51
 10.850
 $   184.18
   79.990
10816
0.5000

0000021434402
WHEELER
3213 CARLISLE AVENUE
CITY OF BAL
MD
212160000
 $  40,000.00
 $        39,881.27
   9.100
 $   362.47
   49.689
160828
0.5000

0000021434527
SHOEMAKER
211 S SAINT CLOUD STREET
ALLENTOWN
PA
181040000
 $  54,400.00
 $        53,961.83
   9.600
 $   571.35
   85.000
110819
0.5000

0000021434865
STROHECKER
60844 WINDSOR DRIVE
BEND
OR
977020000
 $  30,000.00
 $        29,768.00
 10.400
 $   329.77
   66.970
110828
0.5000

0000021434949
BROADARD
42 TIVERTON RD
DORCHESTER
MA
021260000
 $  23,000.00
 $        22,892.07
 10.350
 $   252.11
   40.411
110911
0.5000

0000021435029
ROBINSON
848 LANDSDOWNE ROAD
ASHEBORO
NC
272030000
 $  48,000.00
 $        47,888.45
 11.100
 $   498.73
   71.641
160901
0.5000

0000021435862
TANNER
4012 OFFUTT COURT
HUNTSVILLE
AL
358100000
 $  34,000.00
 $        34,000.00
   9.250
 $   311.40
   80.000
161029
0.5000

0000021436407
BABB
9714 ORLEANS AVENUE
CLEVELAND
OH
441050000
 $  38,720.00
 $        38,519.05
   9.450
 $   403.16
   77.440
110905
0.5000

0000021436548
BUTLAK,  III
9148 APPLEWOOD STREET
EVANS
NY
140060000
 $  39,000.00
 $        38,955.23
 11.050
 $   403.89
   75.000
161007
0.5000

0000021437124
WESTBROOK
1201 LINMOOR CIRCLE NE
PALM BAY
FL
329070000
 $  44,500.00
 $        44,456.50
   9.550
 $   375.81
   78.070
110909
0.5000

0000021437306
CHAMPION
1225 MENTOR AVENUE
CAPITOL HEI
MD
207430000
 $  77,000.00
 $        76,600.59
   9.250
 $   792.48
   73.333
110826
0.5000

0000021437363
HALL
3048 SW KIRK AVENUE
PENDLETON
OR
978010000
 $  45,200.00
 $        45,048.91
   8.800
 $   400.89
   80.000
160904
0.5000

0000021437413
STIMAC
4406 SAN REMO
FORT COLLIN
CO
805250000
 $  63,635.00
 $        62,001.33
 10.400
 $1,364.62
   79.866
10903
0.5000

0000021437538
ALTMAN
3565 CHANDLER HAWK RD
LOGANVILLE
GA
302490000
 $136,000.00
 $      135,598.92
   9.150
 $1,236.78
   80.000
160905
0.5000

0000021437629
POEHLMAN
7303 FOREST AVENUE
HANOVER
MD
210760000
 $  87,000.00
 $        86,878.34
 11.100
 $   835.11
   77.333
110901
0.5000

0000021437686
DICKENS
726 TOMAHAWK DRIVE
PAYSON
UT
846510000
 $  88,000.00
 $        87,848.58
   8.800
 $   695.45
   78.571
110901
0.5000

0000021438676
RILEY
B23 AMBASSADOR COURT #1
COXSACKIE
NY
120510000
 $  80,000.00
 $        79,924.25
   9.700
 $   684.39
   75.117
260901
0.5000

0000021438734
HOWE
352 CENTER STREET
PEMBROKE
MA
023590000
 $  50,000.00
 $        49,734.51
   8.990
 $   506.84
   47.169
110923
0.5000

0000021439005
COLTRANE
80551 LOST CREEK ROAD
DEXTER
OR
974310000
 $  23,000.00
 $        22,785.19
 10.850
 $   314.88
   76.660
60904
0.5000

0000021439419
KRIEGER
185 SOUTH CEDAR STREET
YAMHILL
OR
971480000
 $  30,400.00
 $        30,340.26
 12.250
 $   340.05
   74.967
160904
0.5000

0000021439666
MOELICH
474 SANDALWOOD ROAD
CANTON
MI
481880000
 $  12,000.00
 $        11,541.32
 10.850
 $   260.02
   74.411
10827
0.5000

0000021440128
MANZI
15 OREGON AVENUE
LAWRENCE
MA
018410000
 $  30,000.00
 $        29,968.76
   9.250
 $   246.81
   43.795
260901
0.5000

0000021440391
LAKE
420 HANNA AVENUE
ABERDEEN
WA
985200000
 $  25,000.00
 $        24,939.96
 10.050
 $   269.42
   71.988
111025
0.5000

0000021440730
PRUNIER
705 CLOVIS STREET
GRANTS
NM
870200000
 $  17,500.00
 $        16,947.26
 10.150
 $   189.67
   43.992
110910
0.5000

0000021440797
SWARTZ
120 CHEROKEE FOREST TRAIL
WARNER ROBI
GA
310880000
 $  19,798.00
 $        19,518.57
 10.800
 $   270.49
   76.421
60826
0.5000

0000021440953
COCHRAN
696 ABERDEEN LANE
WINTER SPRI
FL
327080000
 $  17,000.00
 $        16,725.08
 11.000
 $   193.23
   67.390
110826
0.5000

0000021441027
SUTO
4642 SENTINEL POST ROAD
ATLANTA
GA
303270000
 $  56,770.00
 $        56,620.82
 10.050
 $   549.73
   79.999
160904
0.5000

0000021441332
DABNEY
137 MEADOWS ROAD
HARTWOOD
VA
224060000
 $  20,000.00
 $        19,904.39
 10.150
 $   216.77
   65.124
110909
0.5000

0000021441456
KREMENICK
14 DEXTER LANE
TOWN OF SMI
NY
117540000
 $  95,700.00
 $        95,280.38
   9.250
 $   876.49
   57.305
160903
0.5000

0000021441472
STEVENS
178 CARNOUSTIE ROAD
DOVER
DE
199040000
 $152,000.00
 $      151,922.02
   9.300
 $1,255.98
   80.000
110930
0.5000

0000021441779
MORK
16693 20TH STREET
SANTIAGO
MN
553770000
 $  16,800.00
 $        16,724.72
 10.850
 $   189.37
   70.803
110827
0.5000

0000021442090
BOWERMAN
26401 SW PETE'S MOUNTAIN
WEST LINN
OR
970680000
 $  25,030.00
 $        24,502.85
 10.850
 $   235.54
   61.198
110901
0.5000

0000021442249
PRYOR
558 HAMLIN STREET
GARY
IN
464060000
 $  30,400.00
 $        30,282.71
 11.400
 $   322.11
   80.000
160721
0.5000

0000021442330
GATES
 RT 5 BOX 281 HWY 90
QUINCY
FL
323510000
 $  26,042.00
 $        25,929.56
 11.250
 $   300.10
   79.999
110916
0.5000

0000021442702
WRIGHT
1914 SEVENTH AVE
WATERVLIET
NY
121890000
 $  30,000.00
 $        29,684.69
 10.990
 $   340.80
   46.153
110626
0.5000

0000021442728
WEHDE
685 GREARS CORNER ROAD
TOWNSEND
DE
197340000
 $  15,000.00
 $        14,898.23
 10.800
 $   168.62
   66.210
110826
0.5000

0000021442843
SIMS
1379 HAMILTON STREET
SOMERSET
NJ
088730000
 $126,400.00
 $      125,862.51
   9.500
 $1,178.22
   80.000
160904
0.5000

0000021442876
NESGODA
601 LANGANS ROAD
PITTSTOWN
PA
186400000
 $  68,000.00
 $        67,816.63
   9.850
 $   649.48
   85.000
160829
0.5000

0000021443072
FRYATT
19321 EAST OAKDALE STREET
SOUTH BEND
IN
466370000
 $  29,400.00
 $        29,241.24
 10.650
 $   327.73
   70.000
110815
0.5000

0000021443189
HINCKLEY
66 WINSLOW STREET
LANCASTER
MA
015230000
 $  77,500.00
 $        77,278.60
   9.400
 $   717.35
   64.583
160901
0.5000

0000021443221
OLSEN
2233 E PARNALL ROAD
JACKSON
MI
492010000
 $    8,350.00
 $          8,133.72
 10.050
 $   177.62
   50.872
10830
0.5000

0000021443437
RIGG
4635 WISTERIA
DECATUR
IL
625260000
 $  75,000.00
 $        74,507.49
 11.150
 $   859.53
   75.000
110828
0.5000

0000021443809
WILSON
1038 RIVERA ROAD
WARMINSTER
PA
189740000
 $  30,000.00
 $        29,593.25
 11.500
 $   421.79
   60.980
60807
0.5000

0000021443841
KEZIAH
211 W. CHATHAM STREET
APEX
NC
275020000
 $  77,000.00
 $        76,782.81
   9.500
 $   717.75
   71.962
160826
0.5000

0000021443924
CALABRO
30 LAWRENCE STREET
CRANSTON
RI
029200000
 $101,000.00
 $      100,893.76
   9.200
 $   827.25
   74.264
110901
0.5000

0000021444260
O'NEILL
206 6TH STREET EAST
TIERRA VERD
FL
337150000
 $300,000.00
 $      299,167.24
   9.625
 $2,820.93
   59.405
160903
0.5000

0000021444450
DUDLEY
442 S MACARTHUR AVENUE
PANAMA CITY
FL
324010000
 $  33,240.00
 $        33,063.64
   9.000
 $   337.15
   52.761
110828
0.5000

0000021444963
HOLLAND
1042 FORAN LANE
AURORA
IL
605060000
 $  80,000.00
 $        79,877.91
   8.850
 $   712.09
   80.000
161024
0.5000

0000021445119
ADAIR
542 44TH ST
FAIRFIELD
AL
350640000
 $    9,400.00
 $          9,356.88
 10.650
 $   104.79
   79.921
110905
0.5000

0000021445184
FINGER
101 LONG POINT
WILLIAMSBUR
VA
231880000
 $259,200.00
 $      258,935.81
   9.350
 $2,151.19
   80.000
110919
0.5000

0000021445432
HURLEY
RD #1 BOX 24-1C
DAGSBORO
DE
199390000
 $  85,000.00
 $        84,956.84
   9.350
 $   705.45
   85.000
110930
0.5000

0000021445630
HANHARDT
1964 E. 19TH AVENUE
EUGENE
OR
974030000
 $  15,850.00
 $        15,617.90
 10.150
 $   210.78
   79.652
60826
0.5000

0000021445796
LOFTESNESS
3616 OCEAN BEACH HIGHWAY
LONGVIEW
WA
986320000
 $114,750.00
 $      114,405.09
   9.000
 $1,032.44
   85.000
160918
0.5000

0000021446075
COLLINS
2413 LIVESAY ROAD
CHESAPEAKE
VA
233220000
 $  36,200.00
 $        36,000.66
   9.750
 $   343.37
   60.333
160729
0.5000

0000021446125
STIGDON
754 DELLA ROAD
COLUMBUS
IN
472030000
 $  66,400.00
 $        66,347.55
 10.550
 $   609.88
   80.000
110903
0.5000

0000021446273
HENDERSON
1309 MUNSEE CIRCLE
INDIANAPOLI
IN
462080000
 $  27,300.00
 $        27,106.22
 10.350
 $   299.25
   73.252
110826
0.5000

0000021446737
CLARK
801 26TH AVE
PHENIX CITY
AL
368690000
 $    5,500.00
 $          5,358.83
 10.400
 $   117.95
   22.836
10905
0.5000

0000021446836
ALLEN
2029 KIVETT DRIVE
SUMMER TOWN
NC
274060000
 $  18,800.00
 $        18,719.20
 11.300
 $   217.24
   78.719
110828
0.5000

0000021446869
ASH
1652 CHAFFIN ROAD
AKRON
OH
443060000
 $  66,400.00
 $        66,105.15
   9.150
 $   603.84
   80.000
160830
0.5000

0000021446950
COPPOLA
17 CANDLEWOOD CIRCLE
MARLTON
NJ
080530000
 $  19,870.00
 $        19,733.34
 10.650
 $   221.50
   79.999
110827
0.5000

0000021447057
GOEBEL
5834 WICKFORD LAND
PENSACOLA
FL
325260000
 $  10,000.00
 $          9,615.79
 10.650
 $   215.69
   77.310
10826
0.5000

0000021447081
FIELD
5690 TOPAZ STREET
LAS VEGAS
NV
891200000
 $  21,513.00
 $        21,458.32
 10.400
 $   213.34
   79.999
160827
0.5000

0000021447115
JOHNSON
13208 NW MARTIN STREET
COON RAPIDS
MN
554330000
 $  25,000.00
 $        24,229.52
 10.350
 $   335.25
   64.006
60827
0.5000

0000021447149
HSING
10118 CRESCENT COURT
CUPERTINO
CA
950140000
 $  40,000.00
 $        38,425.29
 10.650
 $   862.74
   67.005
10827
0.5000

0000021447404
WEST
6511 KING HILL
ST. JOSEPH
MO
645040000
 $  25,200.00
 $        25,072.20
   9.500
 $   263.15
   70.000
110828
0.5000

0000021447818
DAVIS
5409 SHERLUCK ROAD
VIRGINIA BE
VA
234620000
 $  30,000.00
 $        29,935.27
 11.550
 $   320.97
   27.803
160905
0.5000

0000021447875
SCHMITT
4042 PINE HAVEN
NEW PORT RI
FL
346530000
 $  21,520.00
 $        21,460.06
   9.600
 $   202.01
   80.000
160901
0.5000

0000021447917
POINDEXTER
3701 SE BANGOR STREET
WASHINGTON
DC
200200000
 $  88,000.00
 $        87,484.97
 10.350
 $   964.59
   78.847
110920
0.5000

0000021447941
MURRAY
409 LAKE ANNETTE
FREEMAN
MO
647460000
 $  30,400.00
 $        30,243.01
   9.300
 $   313.79
   80.000
110901
0.5000

0000021448048
SOARD
7230 PLUTO AVENUE
COCOA
FL
329270000
 $  26,314.00
 $        26,251.67
 10.200
 $   286.00
   79.999
111001
0.5000

0000021448345
TUSSEY
2616 E ROBINO DRIVE
WILMINGTON
DE
198080000
 $  22,000.00
 $        21,894.84
 10.150
 $   238.44
   64.406
110826
0.5000

0000021448386
BARBER
433 RENIA STREET
YULEE
FL
320970000
 $  44,800.00
 $        44,105.80
 10.600
 $   498.00
   80.000
110828
0.5000

0000021448436
HUZL
1001 LOON LAKE CIRCLE
LEXINGTON
KY
405150000
 $  25,000.00
 $        24,819.99
 10.150
 $   270.96
   77.018
110827
0.5000

0000021448485
KRISTOFF
11943 EASTWOOD DRIVE
GRAFTON
OH
440440000
 $  30,000.00
 $        29,859.22
 10.350
 $   328.84
   78.541
110830
0.5000

0000021448519
STAGGS
216 SW ASH STREET
DALLAS
OR
973380000
 $  52,500.00
 $        52,402.67
   9.550
 $   443.37
   71.917
260830
0.5000

0000021448543
ROSNER
345A SPLIT ROCK ROAD
SYOSSET
NY
117910000
 $  50,000.00
 $        49,868.61
 10.050
 $   484.17
   71.870
160923
0.5000

0000021448592
BALANGUE
2110 RIDGEWAY COURT S.W.
TUMWATER
WA
985120000
 $142,000.00
 $      141,721.14
   9.300
 $1,305.14
   80.000
160909
0.5000

0000021448949
SMITH
14339 HIDDEN TRAILS CIRCL
DEXTER
MO
638410000
 $  17,500.00
 $        17,420.11
 10.650
 $   195.08
   71.115
110830
0.5000

0000021449327
TABAR
1505 1507 VERMONT AVENUE
CITY OF ALA
NM
883100000
 $    8,730.00
 $          8,688.53
 10.550
 $     96.78
   69.997
110828
0.5000

0000021449400
BROUWER
4732 MAIN STREET
BUCK CREEK
IN
479240000
 $  20,000.00
 $        19,829.98
 11.850
 $   238.11
   73.086
110717
0.5000

0000021449459
MARTIN
1506 BEACON DRIVE
PORT CHARLO
FL
339520000
 $    5,800.00
 $          5,772.90
 10.400
 $     63.76
   79.892
110830
0.5000

0000021449574
COMBEST
2936 STRUBLE ROAD
CINCINNATI
OH
452510000
 $  20,000.00
 $        19,811.05
 10.650
 $   271.56
   67.140
60826
0.5000

0000021449871
BURRELL
33 VILLA PARKWAY
SPRINGFIELD
MA
011090000
 $  21,000.00
 $        20,810.06
 10.850
 $   236.72
   37.500
110801
0.5000

0000021450036
LEMASTER
2374 OBERHELMAN ROAD
FORISTELL
MO
633480000
 $  35,000.00
 $        34,014.14
 10.150
 $   465.44
   64.302
60829
0.5000

0000021450044
WIDMARK
143 HIGHWAY 292
CLARK
WY
824350000
 $  40,000.00
 $        39,896.23
 10.150
 $   390.00
   79.257
160827
0.5000

0000021450051
KRAMP
10735 5TH AVENUE
COUNTRYSIDE
IL
605250000
 $  15,000.00
 $        14,932.14
 10.750
 $   168.15
   73.261
110916
0.5000

0000021450226
LICHTENSTEIN
7024 SW 103RD PLACE
MIAMI
FL
331730000
 $  20,000.00
 $        19,804.46
 10.050
 $   264.86
   77.137
60918
0.5000

0000021450358
REED
6 DOUGLAS COURT
SUSSEX
NJ
074610000
 $  30,000.00
 $        29,793.66
 10.650
 $   334.42
   64.797
110826
0.5000

0000021450481
MAGEE
202 MIMOSA DRIVE
DECATUR
GA
300300000
 $  22,000.00
 $        21,807.19
 11.950
 $   315.01
   58.833
60827
0.5000

0000021450523
BRADLEY
11 CRESTDALE DRIVE
DANBURY
CT
068110000
 $  65,200.00
 $        65,096.53
   8.540
 $   567.48
   50.153
161030
0.5000

0000021450713
KELLEY
 HIGHWAY "C" BOX 209
ANNAPOLIS
MO
636200000
 $  40,000.00
 $        39,940.86
   9.100
 $   362.47
   80.000
160927
0.5000

0000021450770
CHAVEZ
243 EAST HELM AVENUE
SALT LAKE C
UT
841150000
 $  40,000.00
 $        39,964.46
 10.000
 $   351.03
   52.631
110901
0.5000

0000021450879
DYCUS
64 BUCKHORN DRIVE
TEMPLE
GA
301790000
 $  18,300.00
 $        17,789.29
 10.650
 $   248.48
   65.809
60828
0.5000

0000021450952
KING
861 NE 70TH AVE
PORTLAND
OR
972130000
 $  20,000.00
 $        19,755.44
 10.150
 $   216.77
   53.717
110827
0.5000

0000021451174
INGRAM
3155 ALABAMA HWY 174
SPRINGVILLE
AL
351460000
 $  26,000.00
 $        25,938.41
 10.200
 $   282.59
   77.207
111007
0.5000

0000021451190
HOLMES
3045 NW LYNWOOD CIRCLE
CORVALLIS
OR
973300000
 $  20,000.00
 $        19,903.52
 10.050
 $   215.54
   66.363
110909
0.5000

0000021451224
BAD HAND
213 CAMINO SANTIAGO ROAD
TAOS
NM
875710000
 $  15,000.00
 $        14,854.17
 10.150
 $   199.48
   56.702
60909
0.5000

0000021451257
CROCKER
126 ROCKINGCHAIR LANE
SPARTANBURG
SC
293020000
 $  25,000.00
 $        24,890.14
 11.250
 $   288.09
   73.054
110826
0.5000

0000021451273
MUELLER
154 ALICIA DRIVE
NORTH BABYL
NY
117030000
 $  31,500.00
 $        31,352.18
 10.350
 $   345.28
   64.595
110828
0.5000

0000021451281
MOUNGA
3068 W. 9240 SOUTH
WEST JORDAN
UT
840880000
 $  22,600.00
 $        22,494.42
 10.400
 $   248.43
   62.452
110827
0.5000

0000021451901
CLEGG
619 NORTH 1230 EAST
OREM
UT
840570000
 $  24,000.00
 $        23,936.92
 10.050
 $   232.41
   66.906
160828
0.5000

0000021451919
GILLESPIE
137 HORSENECK ROAD
WESTPORT
MA
027900000
 $  20,000.00
 $        19,853.80
 10.500
 $   221.08
   65.198
110726
0.5000

0000021451935
NEALY
813 SOUTH 47TH PLACE
BIRMINGHAM
AL
352220000
 $  41,500.00
 $        41,285.71
   9.300
 $   428.36
   53.896
110904
0.5000

0000021451968
MCDONALD
353 MAPLE AVENUE
MONTVILLE
CT
063820000
 $  62,050.00
 $        61,952.19
 10.600
 $   572.24
   82.733
110801
0.5000

0000021452172
BOYD
 RD1 BOX 412A
JEFFERSONVI
NY
127480000
 $  72,000.00
 $        71,776.63
   8.750
 $   636.28
   80.000
160827
0.5000

0000021452354
MARZAN
2724 NEPTUNE AVENUE
BROOKLYN
NY
112240000
 $118,000.00
 $      117,647.55
   9.050
 $1,065.48
   76.129
160903
0.5000

0000021452446
DEMYUN
92 N LEHIGH STREET
SHAVERTOWN
PA
187080000
 $  60,000.00
 $        59,719.79
 11.050
 $   683.85
   80.000
110906
0.5000

0000021452461
CRIST
3211 NE FOXMOOR STREET
HARTVILLE
OH
446320000
 $  16,000.00
 $        15,887.39
 10.400
 $   175.88
   67.497
110827
0.5000

0000021452594
FLEITAS
1101 SW 122 AVENUE 413
MIAMI
FL
331840000
 $    9,750.00
 $          9,656.28
 10.350
 $   130.75
   71.439
60927
0.5000

0000021452636
CHARBONEAU
46079 SUNSET
NORTHVILLE
MI
481670000
 $  35,000.00
 $        34,835.75
 10.350
 $   383.65
   71.338
110830
0.5000

0000021452842
CARRUBBA
 R.R. 2, BOX 419
JERMYN
PA
184330000
 $  30,300.00
 $        30,275.96
 12.200
 $   337.87
   79.964
160813
0.5000

0000021452917
DEAKINS
2432 57TH STREET NORTH
ST PETERSBU
FL
337100000
 $  40,000.00
 $        40,000.00
   9.200
 $   365.06
   54.794
161025
0.5000

0000021453030
MAERTZ
2975 BLUEGRASS LANE
HENDERSON
NV
890140000
 $  20,000.00
 $        19,904.39
 10.150
 $   216.77
   74.747
110909
0.5000

0000021453113
ZWERLING
6683 SE OVERLAND STREET
MILWAUKIE
OR
972220000
 $  10,000.00
 $        10,000.00
 10.400
 $   109.93
   80.000
111021
0.5000

0000021453592
POOLE
513 RED BARN DRIVE
EASTON
PA
180400000
 $  57,222.00
 $        57,106.91
 11.950
 $   684.93
   55.232
111023
0.5000

0000021453717
BERTOLINE
4110 NE HELENA STREET
ST PETERSBU
FL
337030000
 $  80,000.00
 $        79,884.70
   9.650
 $   681.46
   80.000
110801
0.5000

0000021453873
WATKINS
5826 SHADY GROVE CIRCLE
RALEIGH
NC
276090000
 $  11,990.00
 $        11,893.81
 10.400
 $   131.80
   79.998
110827
0.5000

0000021453881
EVANS
9181 PENNFIELD ROAD
BATTLE CREE
MI
490170000
 $  25,000.00
 $        24,879.41
 10.050
 $   269.42
   74.766
110830
0.5000

0000021453998
COLVERT
152 JACKSONIAN DRIVE
HERMITAGE
TN
370760000
 $  36,200.00
 $        35,864.81
 11.000
 $   498.66
   61.947
60830
0.5000

0000021454012
STEALEY
3100 WENDY LANE
ST ANN
MO
630740000
 $  18,000.00
 $        17,922.28
 11.250
 $   207.43
   62.828
110830
0.5000

0000021454095
RIGGINS
BOX 51 VALLEY VIEW ROAD
OTISVILLE
NY
109630000
 $  57,800.00
 $        57,664.96
 10.950
 $   594.64
   69.993
160913
0.5000

0000021454392
MITKUS
1 POOR FARM ROAD
BRISTOL
ME
045390000
 $    6,500.00
 $          6,432.91
 12.300
 $     94.39
   71.030
60826
0.5000

0000021454558
BRAND
12449 W BOWLES DRIVE
LITTLETON
CO
801270000
 $  19,000.00
 $        18,814.24
 10.050
 $   251.62
   52.867
60828
0.5000

0000021454962
PUFF
11 WAMPLER DR
ARNOLD
MO
630100000
 $108,000.00
 $      107,656.69
   9.250
 $   989.14
   80.000
160826
0.5000

0000021455001
STEWART
12070 187TH DRIVE
LIVE OAK
FL
320600000
 $  37,250.00
 $        37,007.11
   8.850
 $   295.72
   77.604
260830
0.5000

0000021455035
ISHLER
1923 HALFMOON VALLEY ROAD
PORT MATILD
PA
168700000
 $  13,100.00
 $        12,974.44
 10.400
 $   176.04
   79.904
60913
0.5000

0000021455068
ELY
 RR 1 BOX 519
GRANVILLE
IL
613260000
 $  35,000.00
 $        34,921.66
 11.750
 $   353.30
   50.000
110621
0.5000

0000021455142
WELLS
1131 ROSEDALE DRIVE
ATLANTA
GA
303060000
 $  28,500.00
 $        28,442.25
 10.200
 $   278.82
   70.126
161023
0.5000

0000021455498
SQUIRES
202 4TH AVENUE
TAWAS CITY
MI
487630000
 $  33,600.00
 $        33,563.14
   9.000
 $   270.36
   80.000
110924
0.5000

0000021455712
EACKER
165 SMITH ROAD
GOUVERNEUR
NY
136420000
 $  93,600.00
 $        93,477.38
 10.100
 $   828.34
   80.000
110901
0.5000

0000021455746
BOYLE
4600 WILD TURKEY LANE
ST. CLOUD
FL
347710000
 $  77,500.00
 $        77,462.27
   9.550
 $   654.50
   77.500
111007
0.5000

0000021455753
STRICKLER
9513 CARNATION AVENUE
FOUNTAIN VA
CA
927080000
 $  15,000.00
 $        14,928.28
 10.150
 $   162.58
   77.798
110830
0.5000

0000021455761
SINNOTT
632 BERKSHIRE COURT
DOWNERS GRO
IL
605160000
 $  75,000.00
 $        74,668.59
 11.000
 $   852.45
   58.315
110828
0.5000

0000021455936
RIDDICK
7423 HUGHART STREET
NORFOLK
VA
235050000
 $  33,350.00
 $        33,264.05
 10.200
 $   326.27
   79.976
160901
0.5000

0000021456025
AINSWORTH
2230 WEST ELLA AVENUE
MESA
AZ
852010000
 $  11,500.00
 $        11,202.89
 10.150
 $   245.20
   67.487
10904
0.5000

0000021456157
WEYHAUSEN
1 VALHALLA AVENUE
N WHITE PLA
NY
106030000
 $  30,000.00
 $        29,566.88
 10.400
 $   403.13
   73.594
60826
0.5000

0000021456256
HIGHT
2 ROUTE BOX 166
CITY OF LOU
NC
275490000
 $  97,600.00
 $        96,841.08
   9.300
 $1,007.42
   80.000
110830
0.5000

0000021456272
LEE
230 RIVER ROAD
ADVANCE
NC
270060000
 $  20,000.00
 $        19,906.56
 10.400
 $   219.85
   72.713
110830
0.5000

0000021456512
RICHTER
10476 SOUTH BOUSE DRIVE
SILVER LAKE
IN
469820000
 $  76,800.00
 $        76,738.69
 10.500
 $   702.52
   80.000
110828
0.5000

0000021456520
VOLTZ
9797 E LA PALMA AVE
APACHE JUNC
AZ
852190000
 $  25,000.00
 $        24,732.38
 10.150
 $   270.96
   73.770
110828
0.5000

0000021456728
MCCURRY
167 WEST OAKVIEW ROAD
ASHEVILLE
NC
288060000
 $  31,640.00
 $        31,565.05
 10.200
 $   343.89
   79.996
111009
0.5000

0000021456934
LUNA
2441 N FILLMORE AVE
RIALTO
CA
923760000
 $  12,500.00
 $        12,417.51
 11.100
 $   142.87
   46.859
110827
0.5000

0000021457452
LAW
10776 S. EAST 29TH PLACE
TULSA
OK
741290000
 $  17,000.00
 $        16,917.99
 10.050
 $   183.21
   74.353
110830
0.5000

0000021457544
DERUM
2475 WILSON AVENUE
SALT LAKE C
UT
841080000
 $182,400.00
 $      182,219.85
   9.500
 $1,533.72
   80.000
110901
0.5000

0000021457767
PETRUCCI
722 CARRIAGE HILL DRIVE
ISLAND LAKE
IL
600420000
 $  25,000.00
 $        24,832.61
 10.400
 $   274.81
   61.701
110826
0.5000

0000021457924
FALLAT
17063 ETHEL AVENUE
SOUTH BEND
IN
466350000
 $  19,350.00
 $        19,251.41
   9.450
 $   201.48
   27.642
110903
0.5000

0000021457973
BRUCE
213 BORDEAUX DRIVE
SIMPSONVILL
SC
296800000
 $  89,600.00
 $        89,332.38
   9.050
 $   809.04
   80.000
160903
0.5000

0000021458039
LONGACRE
2816 JOEL ST.S.W.
ALBUQUERQUE
NM
871210000
 $  43,000.00
 $        42,970.08
 11.150
 $   414.39
   71.666
260901
0.5000

0000021458047
MANN
828 SW ELLIS AVENUE
LAKE OSWEGO
OR
970340000
 $  14,350.00
 $        14,192.09
 10.150
 $   190.84
   78.774
60830
0.5000

0000021458062
COTTLE
2818 TIOGA AVENUE
OAKDALE
CA
953610000
 $148,000.00
 $      147,475.52
 10.900
 $1,517.58
   80.000
160801
0.5000

0000021458245
GREEN
22-24 BUTLER AVENUE
BRIDGEPORT
CT
066050000
 $  52,500.00
 $        52,394.18
   9.850
 $   454.92
   70.000
110911
0.5000

0000021458286
HOLMES
21 PATRICIA LANE
SICKLERVILL
NJ
080810000
 $  12,450.00
 $        12,308.15
 10.050
 $   164.88
   57.546
60826
0.5000

0000021458294
MCCARRON
14 CAROL AVENUE
SALEM
NH
030790000
 $  20,000.00
 $        19,657.30
 10.350
 $   219.23
   75.464
110828
0.5000

0000021458492
NELSON
2931 CAMARGO COURT
SAN JOSE
CA
951320000
 $  13,400.00
 $        12,889.80
 11.000
 $   291.35
   64.212
10828
0.5000

0000021458542
LA TORRE
822 HOSTETLER ST
THE DALLES
OR
970580000
 $  12,000.00
 $        11,969.67
 10.350
 $   118.60
   72.239
160913
0.5000

0000021458575
POULSON
20 EAST 1010 NORTH
AMERICAN FO
UT
840030000
 $  10,000.00
 $          9,976.79
 11.000
 $   103.22
   46.300
160826
0.5000

0000021458773
ROGERS
4035 COLFAX DRIVE
MONTGOMERY
AL
361050000
 $  10,000.00
 $          9,932.77
 10.900
 $   113.04
   69.983
110830
0.5000

0000021458955
SMITH
320 CLINTON AVENUE
HAYSVILLE
KS
670600000
 $  42,000.00
 $        41,844.10
   9.300
 $   386.03
   79.245
160930
0.5000

0000021458971
HUNTLEY
ROUTE2 BOX 344
ROWLAND
NC
283830000
 $  32,000.00
 $        32,000.00
   9.600
 $   375.07
   78.048
81017
0.5000

0000021459029
TRAGESER
6 ALEXANDER CT
ROHOBOTH BE
DE
199710000
 $  65,000.00
 $        64,845.11
 10.800
 $   662.10
   78.892
160830
0.5000

0000021459086
BRUNER
906 NORTH 5TH STREET
PERKASIE
PA
189440000
 $  18,000.00
 $        17,952.21
 12.000
 $   216.04
   79.637
110827
0.5000

0000021459094
BANDER
171 BLACKROCK LANE
ST. CHARLES
MO
633040000
 $  25,500.00
 $        24,833.89
 10.800
 $   348.39
   74.095
60826
0.5000

0000021459235
SMITH
1605 CONQUEST WAY
FORT WASHIN
PA
190340000
 $  20,000.00
 $        19,906.14
 10.350
 $   219.23
   62.733
110826
0.5000

0000021459268
TERRY
55812 SANDY LANE
TOWNSHIP OF
MI
483140000
 $  16,400.00
 $        16,242.62
 10.400
 $   220.38
   71.104
60830
0.5000

0000021459532
WINCHELL
1939 S. SAND LAKE ROAD
NATIONAL CI
MI
487480000
 $  39,200.00
 $        39,096.33
 10.000
 $   378.29
   70.000
160827
0.5000

0000021459615
LANTZ
913 S 17TH STREET
NEWARK
NJ
071080000
 $  48,000.00
 $        41,843.54
 10.300
 $   472.80
   49.484
160905
0.5000

0000021459888
TANNER
108 NIBLICK ROAD
SUMMERVILLE
SC
294830000
 $  30,000.00
 $        29,844.38
   9.250
 $   308.76
   38.216
110918
0.5000

0000021459979
FOUKES
6490 GARRISON
DURAND
MI
484290000
 $  80,400.00
 $        80,275.25
   9.300
 $   664.35
   63.809
110910
0.5000

0000021459995
STEVENS
316 S. APPLETON
AMBOY
IL
613100000
 $  52,000.00
 $        51,677.35
   9.300
 $   536.74
   80.000
110905
0.5000

0000021460068
CAVANAUGH
6121 GAINSBOROUGH ROAD
RALEIGH
NC
276120000
 $  25,000.00
 $        24,647.16
 10.800
 $   341.56
   60.884
60823
0.5000

0000021460084
CLARKE
1708 SHADOW BAY COURT
NORTH LAS V
NV
890300000
 $  15,000.00
 $        14,833.13
 10.650
 $   203.67
   74.188
60927
0.5000

0000021460100
JENKINS
216-59 114TH AVENUE
CAMBRIA HEI
NY
114110000
 $128,400.00
 $      128,021.32
   9.150
 $1,167.67
   80.000
160827
0.5000

0000021460167
BABWAHSINGH
4726 MILL POND LANE
TAMPA
FL
336240000
 $  60,000.00
 $        59,823.05
   9.150
 $   545.64
   80.000
160905
0.5000

0000021460209
LLAMAS
1321 SW ANACONDA
ALBUQUERQUE
NM
871210000
 $  25,000.00
 $        24,704.60
   9.950
 $   267.89
   73.956
110827
0.5000

0000021460225
HART
4906 NE AINSWORTH STREET
PORTLAND
OR
972180000
 $  38,950.00
 $        38,763.82
 10.150
 $   422.15
   80.000
110830
0.5000

0000021460423
ALBERTS
1037 16TH STREET
OGDEN
UT
844040000
 $  40,000.00
 $        39,903.41
 10.700
 $   404.75
   40.816
160826
0.5000

0000021460449
SILVERBLATT
328 GLEN ECHO ROAD
PHILADELPHI
PA
191190000
 $  72,000.00
 $        71,883.56
   9.100
 $   584.52
   80.000
110901
0.5000

0000021460480
WYNDER
306 DULUTH COURT
HAMPTON
VA
236660000
 $  45,500.00
 $        45,296.66
   9.100
 $   412.31
   70.000
160821
0.5000

0000021460621
CATLETT
9119 EASY STREET
OWINGS
MD
207360000
 $  23,000.00
 $        22,910.12
 10.150
 $   224.25
   79.869
160826
0.5000

0000021460647
BLANCHARD
8 CHAMPNEY ROAD
NORTH CONWA
NH
038600000
 $  25,000.00
 $        24,980.67
 10.650
 $   231.50
   37.313
261001
0.5000

0000021460688
SPENCER
18107 APRIL BOULEVARD
ALACHUA
FL
326150000
 $  41,000.00
 $        40,573.46
   8.950
 $   518.27
   66.129
60830
0.5000

0000021460829
CORBETT
811 CHURCH STREET
BENNINGTON
NY
140370000
 $  79,900.00
 $        79,821.91
   9.550
 $   674.76
   85.000
110828
0.5000

0000021461025
MADSEN
42571 FONTAINEBLEAU PRK L
FREMONT
CA
945380000
 $  25,000.00
 $        24,747.83
 10.400
 $   274.81
   77.648
110828
0.5000

0000021461090
CETINSKI
7630 PATTI DRIVE
MERRITT ISL
FL
329530000
 $  19,800.00
 $        19,704.50
 10.050
 $   213.38
   79.842
110916
0.5000

0000021461140
VINCH
9555 BRAYES MANOR DRIVE
MENTOR
OH
440600000
 $143,200.00
 $      142,963.57
   9.000
 $1,152.22
   80.000
110827
0.5000

0000021461181
TRAMMELL, JR
2202 W. RANDOLPH AVENUE
ENID
OK
737030000
 $  42,800.00
 $        42,141.64
   9.100
 $   581.91
   80.000
50910
0.5000

0000021461330
WINCHELL
1341 MOSHIER AVENUE
GALESBURG
IL
614010000
 $  90,400.00
 $        89,992.10
   9.250
 $   827.95
   80.000
160904
0.5000

0000021461413
WILLIAMS
919 HUNTER STREET
RAMONA
CA
920650000
 $  30,000.00
 $        29,856.60
 10.150
 $   325.15
   77.910
110830
0.5000

0000021461447
KITCHEN
1531 CHARLES STREET
PORTSMOUTH
OH
456620000
 $  60,000.00
 $        59,970.17
   9.450
 $   502.33
   80.000
111018
0.5000

0000021461611
BENDER
1516 SW 17TH STREET
BIRMINGHAM
AL
352110000
 $  25,000.00
 $        24,869.14
   9.150
 $   255.81
   55.555
110903
0.5000

0000021461918
BAYLES
2319 EDMONTON ROAD
TOMPKINSVIL
KY
421670000
 $  63,000.00
 $        62,720.25
   9.150
 $   572.92
   77.777
160830
0.5000

0000021461967
KING
223 KING DAVID LANE
GASTONIA
NC
280560000
 $  11,400.00
 $        11,317.64
 10.050
 $   122.86
   79.992
110901
0.5000

0000021462007
THIELKE
3790 ALLADIN WAY
EUGENE
OR
974040000
 $  28,000.00
 $        27,792.76
   9.950
 $   300.04
   80.000
110826
0.5000

0000021462023
LAFOGG
447 MONTANA COURT
PRATTVILLE
AL
360670000
 $    9,500.00
 $          9,254.57
 10.150
 $   202.55
   75.000
10828
0.5000

0000021462064
LYNCH
1725 W SAHUARO DR
PHOENIX
AZ
850290000
 $  60,200.00
 $        59,955.42
 10.050
 $   648.76
   70.000
111017
0.5000

0000021462080
KING
3180 HWY. 26
MCLAIN
MS
394560000
 $  60,000.00
 $        59,739.70
 11.000
 $   619.32
   76.923
160821
0.5000

0000021462098
LAUGHLIN
9620 PEPPERTREE DRIVE
RICHMOND
VA
232330000
 $  15,000.00
 $        14,968.37
 11.450
 $   174.76
   63.597
111008
0.5000

0000021462221
MCADAMS
1830 E 106TH STREET
CARMEL
IN
460320000
 $  96,000.00
 $        95,960.10
 10.400
 $   870.99
   80.000
111007
0.5000

0000021462254
DRYE
2201 HUFFINE MILL ROAD
MCLEANSVILL
NC
273010000
 $  64,800.00
 $        64,523.00
   9.450
 $   601.91
   80.000
160830
0.5000

0000021462338
FRIDAY
703 KROLL LANE
HIGH POINT
NC
272600000
 $  35,525.00
 $        35,434.04
   9.350
 $   367.76
   72.500
110925
0.5000

0000021462361
HEADLEY
5155 LOUDEN ROAD
BLOMMINGTON
IN
474040000
 $120,000.00
 $      119,790.78
   9.100
 $   974.20
   80.000
110826
0.5000

0000021462486
GEORGE
111 UNADILLA AVE
ASHEVILLE
NC
288030000
 $  54,000.00
 $        53,862.37
   9.400
 $   560.63
   45.000
111029
0.5000

0000021462569
ANDREWS
3201 TROGDAN DRIVE
FAYETTEVILL
NC
283060000
 $  40,000.00
 $        39,807.06
 10.050
 $   431.07
   50.594
110830
0.5000

0000021462775
O'BRIEN
1 RAYMOND COURT
WALNUT CREE
CA
945950000
 $  15,000.00
 $        14,943.23
 10.400
 $   148.76
   71.303
160830
0.5000

0000021462866
FIELDS
907 VILLAGE GATE DRIVE
MOUNT AIRY
MD
217710000
 $  20,000.00
 $        19,742.06
 10.050
 $   425.44
   79.183
10920
0.5000

0000021462924
HARKER
1260 N 550 EAST
SHELLEY
ID
832740000
 $  43,000.00
 $        42,798.21
 10.350
 $   471.34
   73.613
110916
0.5000

0000021462999
DOWALL
9272 GARRISON DRIVE
WESTMINSTER
CO
800210000
 $  15,000.00
 $        14,960.57
 10.050
 $   145.26
   76.833
160920
0.5000

0000021463047
HODGES
333 SCHROEDER STREET
SUNNYVALE
CA
940860000
 $  25,000.00
 $        24,765.83
 10.800
 $   341.56
   72.680
60911
0.5000

0000021463112
WILSON
624 TOWER MEWS
OAKDALE
NY
117690000
 $  55,000.00
 $        54,861.90
 10.400
 $   545.42
   70.835
160830
0.5000

0000021463146
GIBBS
6453 W. 83RD PLACE
ARVADA
CO
800030000
 $  25,000.00
 $        24,819.99
 10.150
 $   270.96
   71.453
110826
0.5000

0000021463427
BEAN
3309 S. FREMONT ST.
SPRINGFIELD
IL
627030000
 $  38,250.00
 $        38,233.61
 10.150
 $   339.92
   75.000
111101
0.5000

0000021463534
BROOM
1720 LITTLE EGYPT ROAD
WHITMIRE
SC
291780000
 $  68,800.00
 $        68,504.00
   9.400
 $   636.83
   80.000
160827
0.5000

0000021463666
JELLISON
402 WEST HIGHLAND STREET
ALBION
IN
467010000
 $  58,400.00
 $        58,314.93
   9.600
 $   495.33
   80.000
110807
0.5000

0000021463690
HENDERSON
4009 ARENDELL STREET
MOREHEAD CI
NC
285570000
 $  42,000.00
 $        41,938.30
   9.150
 $   381.95
   67.200
161009
0.5000

0000021463781
GRISWOLD
673 N SICILY COURT
CHANDLER
AZ
852260000
 $  33,500.00
 $        33,428.69
 11.350
 $   388.16
   79.969
110918
0.5000

0000021463815
WILLIAMS
14311 S AVALON AVE
DOLTON
IL
604190000
 $  69,600.00
 $        69,554.23
   8.100
 $   515.57
   80.000
111017
0.5000

0000021463864
ORTIZ
2303 N TRIPP
CHICAGO
IL
606390000
 $  18,800.00
 $        18,667.67
 10.400
 $   206.66
   79.992
110826
0.5000

0000021463898
BUCHANAN
4318 S 2350 W
ROY
UT
840670000
 $  30,700.00
 $        30,359.82
 10.300
 $   410.83
   78.942
60905
0.5000

0000021464045
BRANCHE
408 WASHINGTON STREET
ALBION
MI
492240000
 $  60,000.00
 $        59,771.35
   9.200
 $   547.58
   80.000
160913
0.5000

0000021464102
BRANCHE
216 WEST CENTER
ALBION
MI
492240000
 $  36,400.00
 $        36,268.74
   9.700
 $   344.07
   70.000
160913
0.5000

0000021464243
HUDSON
320 S SEMINOLE AVENUE
LAKE ALFRED
FL
338500000
 $  55,200.00
 $        54,921.34
   9.550
 $   578.08
   80.000
110830
0.5000

0000021464458
MUKUKENOW
1 SOUTH 134 ADDISON ROA
LOMBARD
IL
601480000
 $  24,412.00
 $        23,633.69
 10.150
 $   264.58
   78.980
110827
0.5000

0000021464466
PASTORIUS
32065 MT VERNON
BROWNSTOWN
MI
481730000
 $  17,450.00
 $        17,279.39
 10.050
 $   231.09
   79.996
60830
0.5000

0000021464938
SPRAGUE
2920 FAIRVIEW CANYON
MONITOR
WA
988360000
 $  20,000.00
 $        19,904.39
 10.150
 $   216.77
   64.776
110830
0.5000

0000021465059
DEAN-SEVILLA
2068 SOUTH 5TH STREET
SPRINGFIELD
IL
627030000
 $  72,400.00
 $        72,182.37
   9.000
 $   651.41
   80.000
160905
0.5000

0000021465166
EARSING
421 SWEET AVENUE
BUFFALO
NY
142110000
 $  17,500.00
 $        17,426.13
   9.550
 $   163.70
   70.000
160827
0.5000

0000021465257
SWANSON
8101 WEST 126TH STREET
PALOS PARK
IL
604640000
 $  38,000.00
 $        37,815.02
   9.950
 $   407.19
   82.769
110923
0.5000

0000021465364
ROBINSON
640 YELLOWSTONE DRIVE
BIRMINGHAM
AL
352060000
 $  10,000.00
 $          9,746.00
 10.800
 $   216.43
   76.529
10828
0.5000

0000021465661
PIKE
 ROUTE 1 BOX 86
EQUALITY
AL
360260000
 $  32,300.00
 $        32,219.53
   9.650
 $   340.22
   85.000
111002
0.5000

0000021465737
LANGLEY
1041 W. COUNTY 775 SOUTH
MUNCIE
IN
473020000
 $  25,000.00
 $        24,880.05
 11.250
 $   288.09
   68.634
110916
0.5000

0000021465976
BOROMEI
7113 GATEWAY COURT
TAMPA
FL
336150000
 $  73,600.00
 $        73,545.81
 10.950
 $   698.14
   80.000
260826
0.5000

0000021466123
CURETON
718 BIRCHLEAF AVE
CAPITAL HEI
MD
207430000
 $  64,000.00
 $        63,873.92
   9.550
 $   540.49
   71.111
110614
0.5000

0000021466248
SIMON,III
4815 GREENCREST ROAD
BALTIMORE
MD
212060000
 $  13,500.00
 $        13,418.16
 15.150
 $   190.34
   79.923
110628
0.5000

0000021466446
MOXIE
2100 NW 175TH STREET
OPA LOCKA
FL
330560000
 $212,000.00
 $      211,843.08
 10.850
 $1,994.94
   80.000
110805
0.5000

0000021466453
DYKSTRA
151 NORTHERN PARKWAY
RIDGEWOOD
NJ
074500000
 $219,200.00
 $      218,589.63
   9.600
 $2,057.57
   81.185
160920
0.5000

0000021466735
VALENTA
135 FEDERAL STREET
NORTHHAMPTO
MA
010600000
 $  76,500.00
 $        76,394.31
   9.850
 $   662.88
   77.272
260807
0.5000

0000021466743
BURGE
412 FRANKLIN DRIVE
OJAI
CA
930230000
 $  20,000.00
 $        19,909.78
 10.800
 $   224.82
   76.186
110916
0.5000

0000021466834
GREENE
25642 DEWITT LANE
LYONS
OR
973580000
 $100,000.00
 $        99,899.13
   9.400
 $   833.57
   77.519
260828
0.5000

0000021466925
BURALL
11006 FINGERBOARD ROAD
MONROVIA
MD
217700000
 $160,000.00
 $      159,333.31
   9.650
 $1,507.12
   80.000
160815
0.5000

0000021466982
ENOS
57 MOCKINGBIRD LANE
MARSTONS MI
MA
026480000
 $  85,000.00
 $        84,850.94
   9.200
 $   756.59
   73.275
161024
0.5000

0000021467071
PINNE
412 W OGLESBY
MONTICELLO
IL
618560000
 $  46,400.00
 $        46,037.57
   9.250
 $   477.55
   80.000
110828
0.5000

0000021467246
CRENSHAW
3855 ST. JOHNS AVENUE
JACKSONVILL
FL
322050000
 $  50,000.00
 $        49,776.99
 10.900
 $   565.17
   72.316
110911
0.5000

0000021467279
HOWARD
5 LONGWOOD DRIVE
HAMPTON
VA
236690000
 $  53,000.00
 $        52,944.83
   9.250
 $   436.02
   67.515
110830
0.5000

0000021467329
CARSON
641 KAREN DRIVE
RINGOLD
GA
307360000
 $  11,000.00
 $        10,905.82
 11.250
 $   126.76
   40.551
110916
0.5000

0000021467386
SMYTHE
22333 SOUTHWEST GRAPEVINE
WEST LINN
OR
970680000
 $120,000.00
 $      119,830.00
 10.800
 $1,124.70
   76.555
110925
0.5000

0000021467477
RADECKI
224 GABRIEL DRIVE
ORANGE PARK
FL
320730000
 $  39,792.00
 $        39,635.65
 12.250
 $   483.99
   69.999
110913
0.5000

0000021467576
HOFF
35 NORTHWOOD DR
COTTONWOOD
MN
562290000
 $  22,000.00
 $        21,841.59
 10.150
 $   238.44
   79.000
110827
0.5000

0000021467626
MISHOE
12197 BRIGHTON ROAD
HENDERSON
CO
806400000
 $  14,000.00
 $        13,899.18
 10.150
 $   151.74
   79.465
110826
0.5000

0000021467733
CALHOUN
119 E 120TH STREET
CHICAGO
IL
606200000
 $  52,700.00
 $        52,624.66
 10.150
 $   468.34
   85.000
260903
0.5000

0000021467774
MASTERSON
2744 SE 47TH STREET
PORTLAND
OR
972060000
 $  10,000.00
 $          9,953.28
 10.400
 $   109.93
   68.006
110828
0.5000

0000021467873
PAULDING
135-12 229TH STREET
LAURELTON
NY
114130000
 $    9,250.00
 $          9,206.57
 10.350
 $   101.40
   80.000
110828
0.5000

0000021467899
MOORE
2124 SOUTH "L" STREET
TACOMA
WA
984050000
 $  72,250.00
 $        72,143.87
   9.850
 $   626.06
   85.000
260923
0.5000

0000021467998
POWELL
406 DANIEL CIR
DOTHAN
AL
363010000
 $  11,200.00
 $        11,170.56
 10.050
 $   108.46
   77.284
160905
0.5000

0000021468004
LALLY
5312 ARTHUR KILL ROAD
STATEN ISLA
NY
103070000
 $  38,000.00
 $        37,896.40
 10.800
 $   387.08
   50.906
160910
0.5000

0000021468046
POPE
12940 VIKING DRIVE
BURNSVILLE
MN
553370000
 $  21,250.00
 $        21,104.77
 10.400
 $   210.74
   79.997
160828
0.5000

0000021468053
MEDEIROS
39 BENNETT ROAD
ROCHESTER
MA
027700000
 $    7,000.00
 $          6,939.18
 12.100
 $   100.84
   77.439
60826
0.5000

0000021468087
YOUNG
238 E NASSAU STREET
EAST CANTON
OH
447300000
 $  13,400.00
 $        13,342.95
 11.400
 $   155.69
   79.936
110905
0.5000

0000021468145
BRADLEY
910 9TH STREET
LYNCHBURG
VA
245040000
 $  19,494.00
 $        19,353.64
 10.150
 $   211.28
   71.998
110827
0.5000

0000021468186
ROBERTS
1701 ALLISON DRIVE
NORTHFIELD
MN
550570000
 $    9,500.00
 $          9,477.36
 10.800
 $     96.77
   79.949
160909
0.5000

0000021468343
FAGAN
5809 EAST HILLS ROAD
FORT WAYNE
IN
468040000
 $111,680.00
 $      111,530.52
 10.000
 $   980.08
   80.000
260820
0.5000

0000021468731
WASHINGTON
5495 HILL AND DALE DRIVE
CINCINNATI
OH
452130000
 $113,250.00
 $      113,152.55
 10.150
 $1,006.43
   75.500
260913
0.5000

0000021468905
MURPHY
24 KENDALL PARK
WALTHAM
MA
021540000
 $  12,500.00
 $        12,440.18
 10.350
 $   167.63
   79.983
60930
0.5000

0000021468921
BAGLEY
4396 KEYSTONE AVENUE
CULVER CITY
CA
902320000
 $  45,500.00
 $        45,336.62
 10.800
 $   463.47
   57.135
160826
0.5000

0000021468954
DAY
8507 HEATHERWICK DRIVE
BRANDYWINE
MD
206130000
 $116,000.00
 $      115,257.14
   8.950
 $1,173.11
   80.000
110912
0.5000

0000021469051
GALLAGHER
TODD QUARTERS ROAD ROUTE
WATERLOO
SC
293840000
 $  42,880.00
 $        42,663.53
   9.550
 $   449.06
   80.000
110918
0.5000

0000021469143
DAVIS
20443 CYPRESS DRIVE
MORRISON
CO
804650000
 $  35,854.00
 $        35,681.06
 10.050
 $   386.39
   52.930
110830
0.5000

0000021469267
HALEY
16949- 16951 S BRIGHTON A
GARDENA
CA
902470000
 $  75,000.00
 $        74,953.14
 11.625
 $   749.88
   42.372
110901
0.5000

0000021469382
KEHRLY
738 LAFAYETTE AVENUE
HAWTHORNE
NJ
075060000
 $144,500.00
 $      144,287.33
   9.550
 $1,220.31
   85.000
110826
0.5000

0000021469507
SOMA
4300 NUMAGA PASS
CARSON CITY
NV
897030000
 $  40,000.00
 $        39,711.99
 10.150
 $   433.53
   76.295
110827
0.5000

0000021469556
WIRTH
2895 SE FIRWOOD PLACE
ALBANY
OR
973210000
 $  29,100.00
 $        28,937.37
 10.150
 $   315.39
   79.990
110828
0.5000

0000021469580
MCDAVITT
729 STATE STREET
PORT CLINTO
OH
434520000
 $  64,000.00
 $        63,343.49
   9.200
 $   817.67
   80.000
60917
0.5000

0000021469689
ALTFILLISCH
43 ALGONQUIN ROAD
CANTON
MA
020210000
 $240,000.00
 $      239,800.01
 10.300
 $2,159.57
   80.000
110905
0.5000

0000021469697
FRANCOIS
7023 VERSAILLES SQUARE
BETHLEHEM
PA
180170000
 $160,000.00
 $      159,527.16
   9.150
 $1,455.04
   76.923
160904
0.5000

0000021469788
NIXON
1304 SKYLINE DRIVE
FORT COLLIN
CO
805210000
 $    8,900.00
 $          8,772.58
 10.550
 $   120.35
   69.950
60830
0.5000

0000021469903
HALL
1138 E EDGEWOOD DRIVE
LAKELAND
FL
338030000
 $  60,000.00
 $        59,745.15
   9.500
 $   559.28
   80.000
160826
0.5000

0000021469952
RICKETTS
55 GATES AVENUE
BROOKLYN
NY
112380000
 $  23,000.00
 $        22,968.31
   9.650
 $   216.65
   69.198
161015
0.5000

0000021470026
MOORE
1920 HONEYSUCKLE DRIVE
CUMMING
GA
301300000
 $  10,000.00
 $          9,902.23
 10.050
 $   132.43
   61.986
60905
0.5000

0000021470034
YORK
1800 BRETT LANE
ELGIN
SC
290450000
 $  52,000.00
 $        51,853.34
   9.500
 $   484.71
   80.000
160828
0.5000

0000021470067
KRAYLEK
250 W. LYTLE STREET
FOSTORIA
OH
448300000
 $  22,500.00
 $        22,468.40
   9.500
 $   209.73
   56.250
160930
0.5000

0000021470091
LEATHERMAN
341 W BROAD STREET
TELFORD
PA
189690000
 $  78,400.00
 $        78,359.33
   9.250
 $   644.98
   80.000
111015
0.5000

0000021470109
LANKFORD
1705 PARKER LANE
OXFORD
AL
362030000
 $  12,175.00
 $        11,857.61
 10.050
 $   258.99
   77.121
10917
0.5000

0000021470158
MITCHELL
15 BEE RIDGE CIRCLE
COLUMBIA
SC
292230000
 $  25,000.00
 $        24,755.60
 10.050
 $   331.07
   70.643
60909
0.5000

0000021470216
LYBARGER
600 MADISON AVENUE
ALAMOGORDO
NM
883100000
 $  20,000.00
 $        20,000.00
 10.050
 $   215.54
   73.949
111104
0.5000

0000021470224
CERONE
47 SARATOGA DRIVE
GLENVILLE
NY
123020000
 $  96,000.00
 $        95,910.06
   9.750
 $   824.79
   80.000
110916
0.5000

0000021470448
GOLOMBOSKI
5 MEADOW AVENUE
JOHNSTON
RI
029190000
 $135,000.00
 $      134,870.74
   9.650
 $1,149.96
   84.375
110901
0.5000

0000021470471
BURNS
32875 NW BELLA VISTA DRIV
SCAPPOOSE
OR
970560000
 $  10,000.00
 $          9,761.43
 10.350
 $   109.62
   76.217
110917
0.5000

0000021470497
WILBY
86 MITCHELL DRIVE
CITY OF TON
NY
141500000
 $  62,500.00
 $        61,234.99
   9.250
 $   800.21
   67.204
60827
0.5000

0000021470539
CONWAY,JR
3110 M STREET
RICHMOND
VA
232230000
 $  38,400.00
 $        38,285.29
   9.050
 $   346.74
   80.000
160910
0.5000

0000021470554
CHAVEZ
108 OGLE AVENUE S.E.
ALBUQUERQUE
NM
871020000
 $  15,000.00
 $        14,921.84
   9.200
 $   153.93
   33.333
110901
0.5000

0000021470596
TAYLOR
197 NE WALLBRIDGE LOOP
CLARKSVILLE
GA
305230000
 $  40,000.00
 $        39,919.55
 11.950
 $   478.79
   80.000
111001
0.5000

0000021470687
BROCKWELL
1106 WATERFORD DRIVE
RICHMOND
VA
232290000
 $100,000.00
 $        99,871.69
 10.200
 $   978.31
   71.174
161001
0.5000

0000021470778
HEDRICK
5302 MEADOWLARK LANE
ANDERSON
IN
460110000
 $  35,000.00
 $        34,831.17
 10.050
 $   377.19
   75.879
111004
0.5000

0000021470794
LOMONTE
2560 N LINDSAY RD HOUSE 9
MESA
AZ
852130000
 $  10,150.00
 $        10,078.58
 10.400
 $   111.57
   79.970
110830
0.5000

0000021470810
STUBBS
1015 VIERS MILL ROAD
ROCKVILLE
MD
208510000
 $  74,000.00
 $        73,886.36
   8.800
 $   656.31
   75.897
161021
0.5000

0000021470877
PRICE
8021 RODNEY STREET
PHILADELPHI
PA
191500000
 $  71,200.00
 $        70,875.00
 10.650
 $   793.68
   80.000
110919
0.5000

0000021470901
TYNDALL
13549 HIGHWAY 55 E
ALLIANCE
NC
285090000
 $  40,800.00
 $        40,482.81
   9.850
 $   434.71
   85.000
110828
0.5000

0000021470927
PROPST
8570 HOMER EVANS AVENUE
CONNELLY SP
NC
286120000
 $  17,450.00
 $        17,341.83
 10.050
 $   188.06
   71.923
110916
0.5000

0000021470943
FORTIER
162 WILBUR AVENUE
WARWICK
RI
028890000
 $  10,800.00
 $        10,656.28
 10.400
 $   118.72
   79.993
110826
0.5000

0000021470968
BUCHANAN
5471 POLARA LANE
BESSEMER
AL
350230000
 $  20,000.00
 $        19,705.46
 10.050
 $   264.86
   56.746
60904
0.5000

0000021471008
BLACKWELL
3 VAN PATTEN ST
INMAN
SC
293490000
 $  12,060.00
 $        12,033.22
 10.900
 $   136.32
   79.998
111002
0.5000

0000021471065
MORGAN
12619 CAMBLETON DR
UPPER MARLB
MD
207720000
 $  14,000.00
 $        13,565.75
 10.650
 $   190.09
   79.225
60830
0.5000

0000021471081
ROBINSON
1908 SE LAKE DRIVE
ORANGEBURG
SC
291150000
 $  10,000.00
 $          9,618.26
 10.900
 $   216.93
   34.033
10826
0.5000

0000021471107
KEITH
28 PARK LANE
ANTIOCH
CA
945090000
 $    9,131.00
 $          8,895.09
 10.150
 $   194.69
   79.999
10830
0.5000

0000021471149
VOUDY
3116 HYDE PARK DRIVE
NAPA
CA
945580000
 $  21,000.00
 $        20,690.76
 10.050
 $   278.10
   79.982
60827
0.5000

0000021471156
MOWERY
2406 VIRGINIA PARK DRIVE
LAPEER
MI
484460000
 $  13,200.00
 $        12,650.09
 10.800
 $   285.69
   62.520
10827
0.5000

0000021471214
TUCKER
1943 W SPARKS STREET
PHILADELPHI
PA
191410000
 $  32,800.00
 $        32,769.26
   9.750
 $   281.81
   80.000
110903
0.5000

0000021471248
O'BRIEN
1826 W. FARRAGUT AVENUE
CHICAGO
IL
606400000
 $  20,000.00
 $        19,953.48
 10.400
 $   219.85
   74.536
111021
0.5000

0000021471271
SHORT
11111 ELMVIEW
ROMULUS
MI
481740000
 $  10,000.00
 $          9,957.13
 11.450
 $   116.51
   74.264
110924
0.5000

0000021471297
REEVES
163 ORCHARD DRIVE
RIDGEDALE
MO
657390000
 $  64,000.00
 $        63,902.77
   9.400
 $   533.49
   65.306
110826
0.5000

0000021471347
WARNER
30 BURR STREET
CITY OF CRA
RI
029200000
 $  10,000.00
 $          9,954.98
 10.800
 $   112.41
   55.099
110828
0.5000

0000021471438
DYER
38 W 52ND STREET
OCEAN CITY
NJ
082260000
 $105,000.00
 $      104,873.72
 10.500
 $   960.48
   84.677
260801
0.5000

0000021471487
HUNTER
40 W MAIN STREET
PLAINFIELD
PA
170810000
 $  92,000.00
 $        91,957.98
   9.850
 $   797.19
   65.714
260916
0.5000

0000021471545
KALINA
1328 SE 2ND STREET
CAPE CORAL
FL
339900000
 $    5,000.00
 $          4,932.38
 11.550
 $     70.45
   72.561
60830
0.5000

0000021471560
MARSHALL
4041 NE SUBURBAN SHORES D
GRAND RAPID
MI
495050000
 $    7,500.00
 $          7,426.57
 10.150
 $     99.74
   79.968
60918
0.5000

0000021471636
PRICE
1210 STOCKTON DRIVE
NORTH BRUNS
NJ
089020000
 $  19,044.00
 $        17,768.74
 10.800
 $   214.07
   80.000
110916
0.5000

0000021471644
COOPER
1136 N MAYFIELD
CHICAGO
IL
606510000
 $  10,000.00
 $          9,745.33
 10.700
 $   215.94
   68.007
10920
0.5000

0000021471826
SAMORA
1965 LEOTI DRIVE
COLORADO SP
CO
809150000
 $119,000.00
 $      118,792.39
 10.050
 $1,048.71
   85.000
260830
0.5000

0000021472071
BEALS
5440 TWIN BRIDGE ROAD
DECATUR
IL
625210000
 $  60,000.00
 $        59,916.22
   9.800
 $   517.70
   80.000
260828
0.5000

0000021472105
WATKINS
24 FRENCH STREET
BUFFALO
NY
142110000
 $  20,000.00
 $        19,899.04
   9.550
 $   209.45
   64.516
110916
0.5000

0000021472147
POOLE
41 RIVERSHORE DRIVE
ORMOND BEAC
FL
321760000
 $  43,400.00
 $        43,096.61
   8.900
 $   387.70
   70.000
160828
0.5000

0000021472196
LOVE
5204 VILLAGE TRACE
NASHVILLE
TN
372110000
 $  15,000.00
 $        14,964.24
 10.800
 $   152.80
   77.201
160827
0.5000

0000021472386
HAMRICK
202 JENNINGS STREET
BECKLEY
WV
258010000
 $  46,000.00
 $        45,528.13
   9.200
 $   587.70
   79.310
60916
0.5000

0000021472584
LODGE
14472 E MISSISSIPPI AVENU
AURORA
CO
800120000
 $  12,500.00
 $        12,351.49
 10.400
 $   137.41
   79.943
110826
0.5000

0000021472709
SCHMIDT
376 WEST 425 SOUTH
LAYTON
UT
840410000
 $  30,000.00
 $        29,844.98
   9.900
 $   320.55
   67.895
110826
0.5000

0000021472808
KELLY
408 BUTTONWOOD STREET
TOWNSHIP OF
NJ
080750000
 $  14,998.00
 $        14,871.73
 11.300
 $   173.31
   67.556
110823
0.5000

0000021472964
YOUNG
16675 S. HOLCOMB BOULEVAR
OREGON CITY
OR
970450000
 $  20,000.00
 $        19,674.79
 10.050
 $   264.86
   74.279
60903
0.5000

0000021472972
SWANSON
5 ROBBINS AVENUE
TROY
NY
121800000
 $  52,800.00
 $        52,532.51
   9.300
 $   485.30
   80.000
160925
0.5000

0000021473004
IORFIDA
68 ALASKA STREET
PROVIDENCE
RI
029040000
 $  34,000.00
 $        33,652.19
   9.250
 $   435.32
   37.777
60903
0.5000

0000021473020
WATSON
10108 11TH STREET NORTH
TAMPA
FL
336120000
 $  56,000.00
 $        55,960.31
 11.050
 $   535.42
   80.000
260905
0.5000

0000021473137
DIEHL
620 DUNCAN STREET
SCRANTON
PA
185050000
 $  17,000.00
 $        16,957.73
 11.900
 $   202.94
   79.131
110829
0.5000

0000021473194
FIELD
504 SYCAMORE DRIVE
ANDERSON
SC
296210000
 $    6,500.00
 $          6,334.90
 10.800
 $   140.68
   51.813
10827
0.5000

0000021473236
GILMORE
913-915 SNYDER AVENUE
SCRANTON
PA
185040000
 $  38,000.00
 $        37,971.25
 10.750
 $   354.73
   59.375
110822
0.5000

0000021473368
ARNETT
6000 MERRYWAY LANE
BLOOMINGTON
IN
474040000
 $  66,400.00
 $        66,242.44
   9.200
 $   543.86
   80.000
110826
0.5000

0000021473376
MCQUEEN
2303 NW RANCH ROAD
ROANOKE
VA
240170000
 $    5,775.00
 $          5,691.19
 10.800
 $     78.90
   75.049
60826
0.5000

0000021473434
THOMPSON
5 ROUTE BOX 2661
TALLALASSEE
FL
323110000
 $  49,600.00
 $        49,460.11
   9.500
 $   462.34
   80.000
160826
0.5000

0000021473590
RATLIFF
17716 WOODWARD STORES ROA
GAITHERSBUR
MD
208770000
 $  37,200.00
 $        36,670.51
 10.650
 $   505.09
   62.171
60830
0.5000

0000021473616
GONZALEZ
4414 GIBB ROAD SW
ALBUQUERQUE
NM
871050000
 $  98,000.00
 $        97,902.73
   9.550
 $   827.62
   70.000
110901
0.5000

0000021473673
MC KINNON
8499 EAST WILLIAMSON LANE
FLORAL CITY
FL
344360000
 $  22,000.00
 $        21,898.63
 10.550
 $   243.88
   69.983
110828
0.5000

0000021473723
OLIVER
1101 W 16TH AVENUE
BIRMINGHAM
AL
352040000
 $  21,000.00
 $        20,890.08
   9.150
 $   214.88
   65.625
110901
0.5000

0000021473848
KENNEDY
1948 PARKTON WAY WEST
BARNHART
MO
630120000
 $  11,400.00
 $        11,351.24
 11.350
 $   132.09
   79.991
110925
0.5000

0000021473871
HORST
 226-228 EVERGREEN AVE
IMPERIAL BE
CA
920300000
 $  60,000.00
 $        59,698.46
   9.600
 $   630.17
   32.786
110830
0.5000

0000021473897
SCHILKE
1038 POPLAR COURT
BARTLETT
IL
601030000
 $140,800.00
 $      140,680.13
 10.200
 $1,256.49
   80.000
110906
0.5000

0000021474010
ST. CYR
2172 QUAIL OAKS ROAD
VALLEY SPRI
CA
952520000
 $165,500.00
 $      165,085.88
   9.500
 $1,391.62
   75.227
110601
0.5000

0000021474028
BARNES
612 SCARSDALE DRIVE
COLUMBIA
SC
292030000
 $  64,000.00
 $        63,832.38
   9.100
 $   652.95
   80.000
111002
0.5000

0000021474036
RAZO
3206 HIGH STREET
RIVERBANK
CA
953670000
 $  72,250.00
 $        72,049.70
   9.000
 $   581.34
   85.000
110601
0.5000

0000021474051
HOLT
13212 MINNESOTA AVENUE
VALLEY HOME
CA
953840000
 $  68,000.00
 $        67,826.49
   9.400
 $   566.83
   75.138
110601
0.5000

0000021474127
BUNCE
4775 PALERMO COURT NE
ST PETERSBU
FL
337030000
 $  64,687.50
 $        64,626.89
   9.750
 $   555.77
   75.000
260901
0.5000

0000021474143
RUSCHIN
105 FILLMER AVENUE
LOS GATOS
CA
950320000
 $323,000.00
 $      322,455.57
   8.900
 $2,575.73
   69.462
110801
0.5000

0000021474168
ROBBINS
190 THORNLEIGH COURT
BROWNSBURG
IN
461120000
 $  15,350.00
 $        15,199.93
 10.050
 $   203.28
   72.377
60910
0.5000

0000021474416
GRUNDHAUSER
12524 S STONEBRIDGE CIRCL
DRAPER
UT
840200000
 $  10,350.00
 $        10,203.92
 10.800
 $   141.41
   76.200
60830
0.5000

0000021474549
MILLER
2031 N EDWARD
DECATUR
IL
625260000
 $  32,000.00
 $        31,513.93
   9.500
 $   414.08
   78.048
60830
0.5000

0000021474556
WESTER
WHITE OAK ROAD, ROUTE 1
EURE
NC
279350000
 $  20,000.00
 $        19,908.60
 10.650
 $   222.95
   70.336
110913
0.5000

0000021474663
MACKIE
1910 DESERT HILLS DRIVE
MOAB
UT
845320000
 $132,000.00
 $      130,615.20
   8.800
 $1,657.87
   80.000
60830
0.5000

0000021474689
PENNISE
31 TOWPATH WAY
SOLEBURY TO
PA
189380000
 $    7,200.00
 $          6,966.66
 10.050
 $   153.16
   79.975
10830
0.5000

0000021474804
JONES
1112 COUNTY ROAD 26
IRONTON
OH
456380000
 $  58,400.00
 $        58,319.30
   9.850
 $   506.05
   80.000
110829
0.5000

0000021474861
HARLEE
5855 ARIZONA AVENUE
BALTIMORE
MD
212060000
 $  59,500.00
 $        59,225.53
 10.550
 $   659.56
   85.000
111001
0.5000

0000021474903
BROWN
125 COUNTRY CLUB VIEW DR
LEBANON
PA
170420000
 $175,950.00
 $      175,749.47
 10.750
 $1,642.47
   85.000
110822
0.5000

0000021474960
PAYNE
4117 MELANIE CIRCLE
MOODY
AL
350040000
 $  37,800.00
 $        37,710.04
 10.150
 $   409.68
   79.954
111021
0.5000

0000021474978
STANLEY
1801 E. 33RD STREET
BALTIMORE
MD
212180000
 $  62,000.00
 $        61,757.75
 10.150
 $   604.49
   79.487
160814
0.5000

0000021474986
SCOTT
102 WOODLAND DRIVE
LEXINGTON
SC
290720000
 $  17,699.00
 $        17,469.71
 10.900
 $   200.06
   80.000
110923
0.5000

0000021475017
LIAPIS
6 APPLE BLOSSOM LANE
MANALAPAN
NJ
077260000
 $  25,000.00
 $        24,369.15
 11.050
 $   544.19
   47.563
10909
0.5000

0000021475116
SANTORA
2598 CRESTVIEW DRIVE
HINCKLEY
OH
442330000
 $124,000.00
 $      123,663.26
   9.000
 $   997.74
   80.000
110903
0.5000

0000021475132
ROBINSON
1009 13TH STREET NW
CONOVER
NC
286130000
 $  55,460.00
 $        54,973.34
   9.500
 $   579.13
   77.784
110826
0.5000

0000021475215
SHRIEVES
8064 PELICAN ROAD
FORT MYERS
FL
339120000
 $    9,500.00
 $          9,411.02
 10.800
 $   129.79
   79.898
60925
0.5000

0000021475223
BAILEY
1435 NE AINSWORTH STREET
PORTLAND
OR
972110000
 $  90,000.00
 $        89,815.38
   9.600
 $   763.35
   71.428
260826
0.5000

0000021475256
NOVAK
3038 I STREET
WASHOUGAL
WA
986710000
 $  18,800.00
 $        18,619.83
 10.400
 $   252.63
   79.912
60909
0.5000

0000021475272
MATHIS
4095 DOVE LANE
EUGENE
OR
974020000
 $  96,000.00
 $        95,905.61
   9.850
 $   831.85
   80.000
260828
0.5000

0000021475314
MCPHERSON
10 CASA DRIVE
MANSFIELD
MA
020480000
 $  19,000.00
 $        18,924.79
 10.050
 $   183.99
   78.556
160903
0.5000

0000021475355
CHILDRESS
1048 CORONADO LANE
LYNCHBURG
VA
245020000
 $  56,000.00
 $        55,703.89
   9.050
 $   569.66
   80.000
110827
0.5000

0000021475363
SMITH
405 WILLOW GLEN DRIVE
MONTEVALLO
AL
351150000
 $    9,215.00
 $          9,128.69
 10.800
 $   125.90
   79.999
60905
0.5000

0000021475421
BLEDSOE
225 HEATHER DRIVE
STANFIELD
OR
978750000
 $  51,200.00
 $        51,141.46
   8.800
 $   404.63
   80.000
110830
0.5000

0000021475470
ARTHUR
1600 POWELL STREET SE
ALBANY
OR
973210000
 $  71,200.00
 $        71,022.41
   9.850
 $   616.96
   80.000
260830
0.5000

0000021475488
SOSA
2633 CUMBRES COURT
LAS CRUCES
NM
880110000
 $200,000.00
 $      199,413.91
   9.200
 $1,825.26
   80.000
160918
0.5000

0000021475520
ARBOGAST
 STATE ROUTE 43
E SPRINGFIE
OH
439250000
 $  59,200.00
 $        58,735.44
   9.250
 $   487.03
   80.000
110826
0.5000

0000021475546
HERNING
5244 S HERMITAGE
CHICAGO
IL
606090000
 $  28,000.00
 $        28,000.00
   9.300
 $   289.02
   46.666
111015
0.5000

0000021475553
WALKER
3864 S HILLCREST
SPRINGFIELD
MO
658070000
 $  11,000.00
 $        10,844.74
 10.800
 $   150.29
   69.419
60826
0.5000

0000021475652
HART
8709 9TH AVE
BRADENTON
FL
342090000
 $  14,090.00
 $        14,022.02
 10.050
 $   151.85
   79.996
110904
0.5000

0000021475785
MCCALL
2169 OUSLEYDALE ROAD
HARTSVILLE
SC
295500000
 $  32,500.00
 $        32,426.84
 10.750
 $   364.31
   69.148
110924
0.5000

0000021475801
STAGE
6522 NC HWY 134
ASHEBORO
NC
272030000
 $  25,000.00
 $        24,882.69
 10.350
 $   274.03
   70.754
110911
0.5000

0000021475876
SEMENTA
8298 BILLINGS ROAD
KIRTLAND
OH
440940000
 $156,000.00
 $      155,676.58
   9.250
 $1,283.38
   74.285
110828
0.5000

0000021475959
EHRLICH
415 JUNIPER
EATON
CO
806150000
 $  20,000.00
 $        19,788.10
 10.800
 $   224.82
   58.050
110827
0.5000

0000021476072
ETEN
419 WILLIAMSON STREET
BURLINGTON
NC
272150000
 $  35,000.00
 $        34,816.80
   9.150
 $   358.13
   52.631
110830
0.5000

0000021476098
CHRISTOPHER
1442 BARON COURT
STONE MOUNT
GA
300870000
 $  40,000.00
 $        39,905.92
 10.900
 $   410.16
   72.511
160828
0.5000

0000021476155
JOHNSON
2129 HORRELL HILL ROAD
TOWN OF HOP
SC
290610000
 $  50,000.00
 $        49,740.64
   9.250
 $   514.60
   37.037
110916
0.5000

0000021476171
BROWN
616 PERRY ROAD
GREENVILLE
SC
296090000
 $  11,000.00
 $        10,860.37
 10.650
 $   237.26
   47.274
11004
0.5000

0000021476213
LODGE
6609 GRANVILLE PLACE
JACKSONVILL
FL
322050000
 $  18,000.00
 $        17,877.05
   9.150
 $   184.18
   40.000
110910
0.5000

0000021476262
MARKHAM
1832 FEATHER WAY
LAS VEGAS
NV
891090000
 $  24,100.00
 $        23,991.49
 10.800
 $   270.91
   67.877
110913
0.5000

0000021476288
SWABB
126 W HIGH STREET
ANSONIA
OH
453030000
 $  40,000.00
 $        39,881.27
   9.100
 $   362.47
   66.666
160923
0.5000

0000021476312
GAILLARD
4015 N OTTAWA AVE.
NORRIDGE
IL
606340000
 $  98,400.00
 $        98,262.59
   9.800
 $   849.03
   80.000
260828
0.5000

0000021476338
ALLARDE
791 KYLEMORE DRIVE
DES PLAINES
IL
600160000
 $  69,600.00
 $        67,072.50
 12.900
 $   876.04
   69.987
110626
0.5000

0000021476387
OFFLEY
58 UNION CHURCH ROAD
FELTON
PA
173220000
 $134,300.00
 $      134,137.50
   9.750
 $1,153.85
   85.000
110902
0.5000

0000021476403
HOPKINS
1401 COOPER RIVER BOULEVA
MONCKS CORN
SC
294610000
 $  27,937.00
 $        27,506.75
 10.800
 $   381.68
   78.306
60923
0.5000

0000021476411
CLINARD
2025 NE 25TH STREET
WILTON MANO
FL
333050000
 $  25,000.00
 $        24,940.41
 10.800
 $   254.66
   78.251
160830
0.5000

0000021476478
SMITH
383 WELHOUSE DRIVE
KIMBERLY
WI
541360000
 $  42,000.00
 $        41,878.47
   9.300
 $   386.03
   33.707
160910
0.5000

0000021476486
PITTS
2613 VESCLUB CIRCLE
BIRMINGHAM
AL
352160000
 $  30,000.00
 $        28,851.86
 10.800
 $   649.29
   50.325
10830
0.5000

0000021476528
VALENTI
140 WOODSIDE AVENUE
BOROUGH OF
NJ
076040000
 $  21,000.00
 $        20,905.46
 10.800
 $   236.06
   39.781
110827
0.5000

0000021476544
ENSMINGER
1016 STONEFENCE WAY
TARPON SPRI
FL
346890000
 $  65,450.00
 $        65,339.66
   8.900
 $   521.93
   71.530
110826
0.5000

0000021476585
BANTE
336 GRISWOLD
JERICHO
VT
054650000
 $  10,500.00
 $        10,454.67
 11.250
 $   121.00
   71.357
110916
0.5000

0000021476692
GIBBS
2400 TWEEDMORE COURT
HIGH POINT
NC
272650000
 $  32,300.00
 $        32,067.44
 10.150
 $   350.07
   69.985
110830
0.5000

0000021476718
AWANA
2145 UNIVERSITY AVENUE
MOUNTAIN VI
CA
940400000
 $  19,000.00
 $        18,517.40
 10.800
 $   411.22
   71.701
10830
0.5000

0000021476817
HARMON
2459 W. SOUTH RANGE ROAD
NORTH LIMA
OH
444520000
 $  51,200.00
 $        51,127.61
   9.450
 $   475.59
   80.000
161028
0.5000

0000021476841
HINSON
321 BURNS DR
WARNER ROBB
GA
310880000
 $  19,000.00
 $        18,914.46
 10.800
 $   213.58
   65.803
110918
0.5000

0000021476932
HEIDGEN
433 CHESTNUT
BATAVIA
IL
605100000
 $  84,800.00
 $        84,693.54
 10.300
 $   763.05
   80.000
110830
0.5000

0000021477062
LAW
408 COUNTRY SIDE TRAIL
EDMOND
OK
730340000
 $  12,000.00
 $        11,913.55
 10.350
 $   131.54
   79.136
110830
0.5000

0000021477088
BROWN
15448 HOPEWELL ROAD
ALPHARETTA
GA
302010000
 $  30,000.00
 $        29,706.70
 10.050
 $   397.29
   58.713
60830
0.5000

0000021477104
PINE
1540 SORREL COURT
WALNUT CREE
CA
945980000
 $200,000.00
 $      199,061.49
 10.350
 $2,192.24
   56.765
110920
0.5000

0000021477229
KILPATRICK
16 WINDMILL PLACE
ARMONK
NY
105040000
 $  40,000.00
 $        39,875.91
   8.750
 $   353.49
   19.047
160827
0.5000

0000021477328
HAUMANN
3802 TARGEE STREET
BOISE
ID
837050000
 $  49,000.00
 $        48,779.62
   9.050
 $   442.45
   69.014
160828
0.5000

0000021477336
PAYNE
4038 S RICHFIELD WAY
AURORA
CO
800130000
 $  12,580.00
 $        12,432.53
 10.500
 $   139.06
   80.132
110617
0.5000

0000021477427
DYER
2921 25TH STREET N.E.
CANTON
OH
447050000
 $  33,600.00
 $        33,404.09
   9.000
 $   270.36
   80.000
110903
0.5000

0000021477435
BURGOON
2008 PRATT STREET
PHILADELPHI
PA
191240000
 $    6,641.00
 $          6,610.95
 10.750
 $     74.45
   80.076
110918
0.5000

0000021477559
RIDGEWAY
6457 DIXIE DRIVE
WEST JORDAN
UT
840840000
 $  82,400.00
 $        82,321.77
   9.688
 $   704.20
   80.000
260905
0.5000

0000021477609
BOZART
13316 METTLER AVENUE
LOS ANGELES
CA
900610000
 $  19,634.00
 $        19,581.52
 10.050
 $   190.13
   71.950
160911
0.5000

0000021477682
CHURCHILL
2404 WESTERN AVENUE
FARMINGTON
NM
874010000
 $  33,750.00
 $        33,588.68
 10.150
 $   365.79
   79.977
110828
0.5000

0000021477740
WILLIAMS
2810 FORGE HILL ROAD
BEL AIR
MD
210150000
 $  30,000.00
 $        29,858.56
 10.300
 $   327.92
   64.838
110918
0.5000

0000021477765
CHURCH,   JR
3894 GRACE CHURCH ROAD
NEWTON
NC
286580000
 $  56,000.00
 $        55,570.58
   9.600
 $   588.15
   73.878
110826
0.5000

0000021477781
TITCHENER
3820 WASHAKIE STREET
CASPER
WY
826090000
 $  51,134.00
 $        50,363.83
   9.650
 $   665.87
   80.000
60828
0.5000

0000021477799
POLCEN
5708 QUEBEC STREET
COLLEGE PAR
MD
207400000
 $105,600.00
 $      104,566.99
   9.150
 $1,080.51
   80.000
110828
0.5000

0000021477807
STONER
2305 S INDIANA AVENUE
KOKOMO
IN
469020000
 $  57,800.00
 $        57,752.74
 10.390
 $   523.98
   85.000
260902
0.5000

0000021478060
PUTZE
300 FOXWOOD DRIVE UNIT#16
WATERFORD
WI
531850000
 $  25,001.00
 $        24,942.20
 10.900
 $   256.36
   71.431
160828
0.5000

0000021478110
DENSON
2334 CRANBERRY HIGHWAY
WEST WAREHA
MA
025760000
 $    8,348.00
 $          8,328.49
 10.350
 $     91.51
   79.999
110927
0.5000

0000021478151
SCOTT
5601 WEST 85TH TERRACE
OVERLAND PA
KS
662070000
 $  30,500.00
 $        30,354.23
 10.150
 $   330.56
   73.322
110830
0.5000

0000021478268
ALMOURANI
177.5 TILGHMAN STREET
ALLENTOWN
PA
181020000
 $  19,300.00
 $        19,219.73
   9.950
 $   185.62
   79.789
160926
0.5000

0000021478326
BOUCHER
25 ALMADA STREET
WESTPORT
MA
027900000
 $108,000.00
 $      107,950.67
   9.850
 $   935.83
   80.000
260905
0.5000

0000021478433
BUONO
71 MARSHALLS CORNER-WOOD
HOPEWELL
NJ
085250000
 $  15,000.00
 $          9,886.49
 10.350
 $   164.42
   70.354
110930
0.5000

0000021478730
PALINCKX
7249 S. IRIS COURT
LITTLETON
CO
801230000
 $  43,000.00
 $        42,806.41
 10.800
 $   483.36
   76.025
110903
0.5000

0000021478797
TORELLO
1411 SUFFOLK AVENUE
WESTCHESTER
IL
601540000
 $  15,000.00
 $        14,788.29
 10.800
 $   204.94
   63.543
60830
0.5000

0000021478805
BODENMULLER
9401 GREGGS CROSSING ROAD
NASHVILLE
MI
490580000
 $  22,000.00
 $        21,974.58
 12.250
 $   246.09
   65.542
161015
0.5000

0000021478847
THOMAS
316 PICKLO STREET
JOHNSTOWN
PA
159060000
 $  48,000.00
 $        47,631.74
   9.450
 $   499.79
   66.206
110906
0.5000

0000021478953
MILTON
300 SOUTH SIMMS STREET
LAKEWOOD
CO
802280000
 $  96,050.00
 $        95,965.57
 10.050
 $   846.46
   83.521
260830
0.5000

0000021478995
REYNOLDS
 #8 ALTO DRIVE
ALTO
NM
883120000
 $  72,800.00
 $        72,728.85
   9.550
 $   614.80
   80.000
110903
0.5000

0000021479043
GREGOR
6788 DORSEY ROAD
ELKRIDGE
MD
212270000
 $  10,000.00
 $          9,906.86
 10.900
 $   137.19
   48.482
60830
0.5000

0000021479050
FLEETWOOD
530 EDGEMERE DRIVE SE
GRAND RAPID
MI
495060000
 $  80,000.00
 $        79,903.72
   8.550
 $   617.97
   31.372
110927
0.5000

0000021479100
SWANSON
 604 NORTH 17TH STREET
GRAND JUNCT
CO
815010000
 $  60,750.00
 $        60,728.34
 11.000
 $   578.54
   75.000
111105
0.5000

0000021479134
TORRES
90 PLYMOUTH BOULEVARD
SMITHTOWN
NY
117870000
 $  15,000.00
 $        14,425.91
 10.800
 $   324.65
   60.592
10827
0.5000

0000021479225
DEPENALOSA
5353 THAYER AVE
ALEXANDRIA
VA
223040000
 $  34,700.00
 $        34,464.35
 13.890
 $   459.56
   70.203
110718
0.5000

0000021479308
HILL
9213 S EMERALD
CHICAGO
IL
606200000
 $  86,400.00
 $        86,317.31
   9.650
 $   735.98
   80.000
260910
0.5000

0000021479316
MOORE
 PO BOX 897 SR 1202
PINETOPS
NC
278640000
 $  40,000.00
 $        39,904.15
 11.650
 $   400.71
   63.492
260903
0.5000

0000021479332
DILLEY
4642 SE MADISON STREET
PORTLAND
OR
972150000
 $  39,600.00
 $        39,560.46
   9.450
 $   331.54
   58.235
110918
0.5000

0000021479357
PITTMAN
1803 SHENANDOAH STREET
ARDMORE
OK
734010000
 $  56,800.00
 $        56,716.02
   9.100
 $   514.71
   80.000
160927
0.5000

0000021479407
BROWN
919 W 51ST PLACE
CHICAGO
IL
606090000
 $  37,500.00
 $        37,405.29
   9.500
 $   391.59
   57.692
110925
0.5000

0000021479472
SCHUPE
2620 W. GREENWAY RD
TEMPE
AZ
852820000
 $  21,086.00
 $        20,787.60
 10.800
 $   288.08
   74.999
60905
0.5000

0000021479530
HOWELL
3 SOUTH STEPP ROAD SE
LINDALE
GA
301470000
 $  82,680.00
 $        82,251.12
   9.250
 $   850.94
   80.000
110903
0.5000

0000021479597
WRIGHT
150 MIDWAY CIRCLE
BRUNSWICK
GA
315250000
 $174,250.00
 $      174,066.30
   9.700
 $1,490.69
   85.000
110927
0.5000

0000021479662
ZIMMERMAN
1029 W. TEMPERANCE ROAD
TEMPERANCE
MI
481820000
 $  20,000.00
 $        19,974.88
 11.700
 $   201.12
   28.169
261028
0.5000

0000021479704
JOHNSON
4277 SW COUNCIL CREST DRI
PORTLAND
OR
972010000
 $  14,250.00
 $        14,005.40
 10.800
 $   194.69
   16.838
60920
0.5000

0000021479779
PICKETT
211 SE LINN HAVEN DRIVE
SALEM
OR
973060000
 $  32,500.00
 $        32,414.60
 10.050
 $   314.71
   63.314
160918
0.5000

0000021479795
PRUITT
2504 GLADE ROAD
FARMINGTON
NM
874010000
 $  48,000.00
 $        47,858.44
   9.150
 $   436.51
   71.641
160909
0.5000

0000021479852
ALLISON
20 AUTUMN STREET
EVERETT
MA
021490000
 $  15,000.00
 $        14,885.71
 11.450
 $   174.76
   63.759
110924
0.5000

0000021479860
LONG
4866 WEST PARK POINT DRIV
WEST JORDAN
UT
840840000
 $  10,000.00
 $          9,952.42
 10.200
 $   108.69
   51.519
110901
0.5000

0000021479886
RACETTE
2634 WILSON-CAMBRIA ROAD
WILSON
NY
141720000
 $  13,000.00
 $        12,941.48
 10.800
 $   146.13
   78.125
110830
0.5000

0000021479902
REED
34337 BEVERLY
ROMULUS
MI
481740000
 $  80,000.00
 $        79,765.55
   9.200
 $   730.11
   80.000
160909
0.5000

0000021479944
MILLER
HC69 SANDY BEACH ROAD
ISLE
MN
563420000
 $  14,154.00
 $        14,097.58
 12.100
 $   170.79
   76.621
110828
0.5000

0000021479951
SQUIRRELL
136 MARYLAND PARK DRIVE
CAPITAL HEI
MD
207430000
 $  72,000.00
 $        71,906.67
 10.150
 $   639.85
   80.000
110814
0.5000

0000021480082
GREGORIO
22964 OLD INLET BRIDGE DR
BOCA RATON
FL
334330000
 $  15,000.00
 $        14,935.54
 11.300
 $   173.33
   77.409
110903
0.5000

0000021480124
ESTRADA
603 ALMA AVENUE
PUEBLO
CO
810040000
 $  30,000.00
 $        29,928.50
 10.800
 $   305.59
   78.390
160903
0.5000

0000021480181
SIGEL
515 BURGNERS ROAD
CARLISLE
PA
170130000
 $  14,728.00
 $        14,523.82
 10.800
 $   165.56
   79.786
110827
0.5000

0000021480363
MASOUD
193 ACADEMY STREET
JERSEY CITY
NJ
073070000
 $  70,000.00
 $        69,904.16
   9.700
 $   661.67
   56.000
161015
0.5000

0000021480389
MCCLEERY
3713 GLOUCESTER ROAD
ROCKY MOUNT
NC
278030000
 $  23,660.00
 $        23,432.60
 10.350
 $   317.28
   77.397
60916
0.5000

0000021480447
BERZITE
 RD #1, BOX 281C
OLYPHANT
PA
184470000
 $149,600.00
 $      149,000.16
   9.950
 $1,438.73
   80.000
160828
0.5000

0000021480470
HETT
3353 OAK MEADOWS DRIVE
MULBERRY
FL
338600000
 $  42,500.00
 $        42,187.95
   9.850
 $   504.24
   85.000
80830
0.5000

0000021480538
WALKER
5748 LORING DRIVE
MILTON
FL
325830000
 $  22,380.00
 $        22,326.66
 10.800
 $   227.97
   74.408
160830
0.5000

0000021480702
QUICK
BOX 869A ROUTE 2
TALLAHASSEE
FL
323110000
 $  52,000.00
 $        51,853.34
   9.500
 $   484.71
   80.000
160828
0.5000

0000021480736
SYLVESTER
9625 HULDA DRIVE
STURTEVANT
WI
531770000
 $  18,300.00
 $        17,626.36
 10.800
 $   250.02
   75.024
60830
0.5000

0000021480777
GRIFFIN
1848 CHERRY RUN ROAD
WASHINGTON
NC
278890000
 $  44,800.00
 $        44,573.83
   9.550
 $   469.17
   80.000
110905
0.5000

0000021480868
DICKSON
12322 OX HILL RD
FAIRFAX
VA
220330000
 $  16,852.00
 $        16,670.30
 10.050
 $   181.61
   79.754
110830
0.5000

0000021480876
SOURWINE
1220 LAFAYETTE STREET
LEBANON
PA
170420000
 $  76,000.00
 $        75,775.84
   9.150
 $   691.15
   80.000
160906
0.5000

0000021480900
MC QUALITY
1706 LINDA LANE
CHINO VALLE
AZ
863230000
 $    6,000.00
 $          5,943.79
 10.800
 $     81.98
   38.638
60828
0.5000

0000021480934
MOBLEY
100 EVERGREEN CIRCLE
WINNSBORO
SC
291800000
 $  32,000.00
 $        31,855.93
 10.800
 $   359.71
   79.730
110903
0.5000

0000021480959
LARA
8819 NE GREEN ARBOR ROAD
ALBUQUERQUE
NM
871220000
 $  28,000.00
 $        27,879.67
 11.300
 $   323.55
   69.661
110910
0.5000

0000021480983
KRAMER
 RD #6 BOX 6590
MOSCOW
PA
184440000
 $  18,300.00
 $        18,173.57
 10.300
 $   200.03
   79.970
110829
0.5000

0000021481015
WILSON
10063 S. VIGNES DRIVE
BATON ROUGE
LA
708170000
 $  20,000.00
 $        19,909.96
 10.800
 $   224.82
   74.531
110828
0.5000

0000021481049
HOBLITZELL
4502 FOX RIDGE BLVD
ZEPHRYSHILL
FL
335430000
 $  48,000.00
 $        47,780.89
 10.650
 $   535.07
   80.000
110830
0.5000

0000021481056
ROWLAND, III
21811 BOND ROAD
DENHAM SPRI
LA
707260000
 $128,000.00
 $      127,940.28
   9.750
 $1,099.72
   80.000
111001
0.5000

0000021481064
CHATTRABHUTI
14812 OTSEGO STREET
SHERMAN OAK
CA
914030000
 $  35,000.00
 $        34,908.03
 10.050
 $   338.92
   79.312
160923
0.5000

0000021481080
BAUNE
1070 NW 73RD AVENUE
WILLMAR
MN
562010000
 $  15,000.00
 $        14,932.46
 10.800
 $   168.62
   68.453
110909
0.5000

0000021481106
BUCK
11817 SE 318TH PL
AUBURN
WA
980920000
 $  22,000.00
 $        21,936.75
   9.350
 $   202.92
   29.729
160903
0.5000

0000021481163
LEWIS
100 ASPEN LANE
CITY OF JAC
NC
285400000
 $  45,540.00
 $        45,288.47
   8.550
 $   449.79
   75.272
110917
0.5000

0000021481213
MAUPIN
6684 WINDFLOWER LANE
MEMPHIS
TN
381340000
 $  12,000.00
 $        11,945.98
 10.800
 $   134.89
   76.496
110830
0.5000

0000021481247
HULL
1414 MERION AVENUE
EASTON
PA
180450000
 $  70,000.00
 $        69,689.16
   9.150
 $   636.58
   58.333
160827
0.5000

0000021481262
CAPIZZI
85 NEW STREET
BELLEVILLE
NJ
071090000
 $  17,000.00
 $        16,542.27
 10.500
 $   229.39
   27.714
60824
0.5000

0000021481320
STEVENS
2519 N CENTRAL PARK
CHICAGO
IL
606470000
 $  55,000.00
 $        54,579.96
   9.500
 $   574.33
   37.931
110909
0.5000

0000021481403
KENNEDY
316 BELVIEW AVENUE
HAGERSTOWN
MD
217420000
 $  92,000.00
 $        91,500.85
   8.750
 $   919.50
   80.000
110830
0.5000

0000021481411
BUIE
222 04 130TH AVENUE
LAURELTON
NY
114130000
 $113,500.00
 $      113,445.33
   9.600
 $   962.67
   70.937
110925
0.5000

0000021481437
SPICKERT
507 HORSETOOTH MOUNTAIN C
WINDSOR
CO
805500000
 $  59,000.00
 $        58,961.06
 11.375
 $   578.66
   51.304
110901
0.5000

0000021481445
D'AMBRA
40 PLUM POINT ROAD
NORTH KINGS
RI
028740000
 $  26,000.00
 $        25,876.30
 10.200
 $   282.59
   75.618
110903
0.5000

0000021481460
DEER
5700 N. KOOTENAI ROAD
SANDPOINT
ID
838640000
 $  64,800.00
 $        64,731.84
   9.200
 $   530.75
   80.000
260904
0.5000

0000021481478
MOORE
5774 HEAVNER ROAD
VALE
NC
281680000
 $  17,300.00
 $        17,201.00
 10.500
 $   191.24
   78.887
110903
0.5000

0000021481494
TAYLOR
5427 SW 6TH AVENUE
CAPE CORAL
FL
339140000
 $  32,100.00
 $        31,950.75
 10.450
 $   353.84
   78.914
110903
0.5000

0000021481510
JOHNSON
106 BOX 106
CAMDEN
SC
290200000
 $  40,000.00
 $        39,966.66
 10.300
 $   359.93
   64.516
260916
0.5000

0000021481619
CASENOVE
8260 E CHARLIN PARKWAY
ORLANDO
FL
328220000
 $  53,200.00
 $        52,950.35
 10.350
 $   583.14
   80.000
110826
0.5000

0000021481643
SMITH
3424 CULVERT ROAD
MEDINA
NY
141030000
 $115,000.00
 $      114,552.05
   9.150
 $1,045.81
   79.861
160930
0.5000

0000021481676
WOLFE
52176 CENTRAL AVENUE
SOUTH BEND
IN
466370000
 $  59,200.00
 $        58,505.66
   9.000
 $   673.72
   80.000
80827
0.5000

0000021481692
LUJAN
 RT 14 BOX 317-7
SANTA FE
NM
875050000
 $  50,000.00
 $        50,000.00
 11.300
 $   577.76
   59.523
111104
0.5000

0000021481783
ROWE
51 WESTERN HILLS DRIVE
EASTABOGA
AL
362600000
 $  42,000.00
 $        42,000.00
 10.400
 $   461.67
   80.000
111029
0.5000

0000021481809
SANGSTER
2321 E. LAKE MIRAMAR CIRC
MIRAMAR
FL
330250000
 $    6,250.00
 $          6,234.79
 10.650
 $     63.04
   78.068
161007
0.5000

0000021481817
WILSEY
34 OAK AVENUE
ORMOND BEAC
FL
321740000
 $  61,600.00
 $        61,280.46
   9.250
 $   633.99
   80.000
110924
0.5000

0000021481833
DAVIS
6102 COVE ROAD
ROANOKE
VA
240190000
 $  23,437.00
 $        23,278.02
 10.800
 $   263.45
   79.999
110830
0.5000

0000021481858
HANCOCK
10243 FARMINGTON COURT
MANASSAS
VA
221100000
 $    7,000.00
 $          6,966.54
 10.150
 $     75.87
   79.877
110918
0.5000

0000021481866
ALLEN
58 ROUND LAKE ROAD
RIDGEFIELD
CT
068770000
 $244,000.00
 $      243,575.77
   8.750
 $1,919.55
   80.000
110827
0.5000

0000021481973
ACOSTA
3140 N.W. 38TH STREET
MIAMI
FL
331420000
 $  56,000.00
 $        55,950.25
 10.000
 $   491.45
   78.873
110901
0.5000

0000021481981
MCMAHON
7928 BIRCHTREE COURT
SPRINGFIELD
VA
221520000
 $  15,000.00
 $        14,932.46
 10.800
 $   168.62
   70.867
110913
0.5000

0000021481999
MULLINS
3905 LLOYD AVENUE
ERLANGER
KY
410180000
 $  25,000.00
 $        24,891.06
 11.150
 $   286.51
   74.281
110930
0.5000

0000021482005
SIMPSON
24216 197TH PLACE SE
MAPLE VALLE
WA
980380000
 $101,600.00
 $      101,496.42
   9.350
 $   843.22
   80.000
110903
0.5000

0000021482047
MAESTAS
7705 CALLE DE COBRA NE
ALBUQUERQUE
NM
871140000
 $  28,400.00
 $        28,268.55
 10.500
 $   313.94
   80.000
110909
0.5000

0000021482146
JOHNSON
1326 WOODFALL DRIVE
BIRMINGHAM
AL
352280000
 $  85,850.00
 $        85,850.00
   9.950
 $   750.23
   85.000
110923
0.5000

0000021482153
WOODWARD
614 LEMON AVENUE
DUNDEE
FL
338380000
 $  52,700.00
 $        52,654.26
 10.400
 $   478.14
   85.000
260905
0.5000

0000021482229
ANDERSON
181 PARK VIEW LANE
STRATFORD
CT
064970000
 $124,000.00
 $      123,447.63
   9.125
 $1,125.65
   80.000
160809
0.5000

0000021482302
WATHLEY
3 HICKORY LEDGE LANE
KENT
CT
067570000
 $100,000.00
 $        99,891.47
   9.050
 $   808.23
   76.923
110905
0.5000

0000021482344
PERRIGAN
2081 ASHE ROAD
YORK
SC
297450000
 $  39,000.00
 $        39,000.00
 10.550
 $   432.32
   79.591
111030
0.5000

0000021482393
BAKER
1100 CECIL LANE
BARDSTOWN
KY
400040000
 $  35,000.00
 $        34,867.58
 10.400
 $   347.09
   78.985
160828
0.5000

0000021482401
MARCHAND
47 CYPRESS STREET
BUZZARDS BA
MA
025320000
 $  31,900.00
 $        31,881.23
 11.900
 $   325.68
   79.892
110827
0.5000

0000021482476
CLARK
214 EAST 7TH STREET
MUNCIE
IN
473020000
 $  40,000.00
 $        39,830.08
   9.500
 $   372.86
   80.000
160829
0.5000

0000021482542
PATTON
3036 E. 51ST STREET
TUSCALOOSA
AL
354050000
 $    9,100.00
 $          9,051.54
 10.400
 $   100.03
   79.944
110904
0.5000

0000021482591
ANDERSON
7882 HWY 9
NICHOLS
SC
295810000
 $  36,800.00
 $        36,709.98
   9.850
 $   392.09
   80.000
110830
0.5000

0000021482609
TATRO
4497 KIME FARM ROAD EXT
CILMAX
NC
272330000
 $  31,500.00
 $        31,042.90
   8.750
 $   457.41
   62.376
40903
0.5000

0000021482625
ALLBRITTON
4403 SPARTAN DRIVE
ORLANDO
FL
328220000
 $  32,000.00
 $        31,855.35
 10.800
 $   359.71
   80.000
110910
0.5000

0000021482641
BOLDEN
4664 WILLOWBROOK
MENTOR
OH
440600000
 $  72,000.00
 $        71,181.06
   9.250
 $   921.84
   80.000
60827
0.5000

0000021482690
WOODS
312 SW 9 COURT
DELRAY BEAC
FL
334440000
 $  70,000.00
 $        69,947.63
 10.800
 $   656.07
   79.545
110904
0.5000

0000021482732
BOWERS
4717 ADDISON DRIVE
CHARLOTTE T
NC
282110000
 $  20,000.00
 $        19,859.23
 10.400
 $   219.85
   74.897
110905
0.5000

0000021482815
THOMAS
3235 NORWOOD AVENUE
PALATKA
FL
321770000
 $  36,750.00
 $        36,672.72
 11.550
 $   430.48
   75.000
110916
0.5000

0000021482864
FERRIS
228 WEST SIDLEE STREET
THOUSAND OA
CA
913600000
 $  57,728.00
 $        57,582.08
 10.350
 $   570.55
   80.000
160924
0.5000

0000021482971
MEURER
170 W CLEVELAND STREET
LYONS
IN
474430000
 $  32,000.00
 $        31,834.00
   9.250
 $   329.35
   80.000
110828
0.5000

0000021483029
LIESKE
6 SURREY LANE
WEBSTER
MA
015700000
 $  15,600.00
 $        15,450.49
 10.400
 $   209.63
   71.273
60822
0.5000

0000021483045
FRANKLIN
1880 GILBERT DRIVE
LEBANON
OR
973550000
 $346,500.00
 $      346,500.00
 10.125
 $3,072.85
   70.000
111101
0.5000

0000021483169
BURFORD
9401 RICH ROAD SOUTHEAST
OLYMPIA
WA
985010000
 $  25,000.00
 $        24,879.41
 10.050
 $   269.42
   72.722
110830
0.5000

0000021483177
O'BRIEN
109 BARTLETT AVENUE
ERLANGER
KY
410180000
 $  59,200.00
 $        59,102.16
   9.850
 $   512.98
   80.000
260904
0.5000

0000021483284
O'NEIL
10734 KALAMATH STREET
NORTHGLENN
CO
802340000
 $  86,000.00
 $        85,132.60
   9.500
 $1,112.82
   71.074
60905
0.5000

0000021483292
DYCKMAN
10490 FLORENCE DRIVE
CUPERTINO
CA
950140000
 $  69,000.00
 $        68,826.73
 10.400
 $   684.26
   79.977
160925
0.5000

0000021483334
ABURTO
1821 N CALIFORNIA AVENUE
CHICAGO
IL
606470000
 $180,000.00
 $      179,785.23
   9.850
 $1,559.72
   80.000
260904
0.5000

0000021483342
HILL,     JR
4197 EAST 189TH STREET
CLEVELAND
OH
441220000
 $  26,750.00
 $        25,656.90
   9.250
 $   558.54
   43.145
10826
0.5000

0000021483367
HORSTEAD
820 ROOSEVELT DRIVE
ELBA
AL
363230000
 $    9,800.00
 $          9,726.92
 10.400
 $   107.73
   59.111
110828
0.5000

0000021483409
RITCHIE
813 S GRIFFITH AVENUE
AURORA
MO
656050000
 $  29,750.00
 $        29,602.50
   9.750
 $   315.17
   85.000
110905
0.5000

0000021483482
AKESSON
132 MADELENA DRIVE
LA HABRA
CA
906310000
 $  22,600.00
 $        22,538.30
 10.050
 $   218.85
   79.957
160911
0.5000

0000021483508
GOSS, III
27 OLCOTT STREET
WATERTOWN
MA
021720000
 $  22,000.00
 $        21,945.67
 10.400
 $   241.83
   41.836
111022
0.5000

0000021483631
WILLIAMS
3818 MILLER AVENUE
TAMPA
FL
336040000
 $  14,500.00
 $        14,489.93
 11.150
 $   139.74
   55.916
110927
0.5000

0000021483656
VICCHIOLLO
14 SAVANNAH CT
STAFFORD
VA
225540000
 $  10,000.00
 $        10,000.00
 11.250
 $   104.93
   50.765
161015
0.5000

0000021483672
DENZ
932 POINT WAY
LAKELAND
FL
338130000
 $  45,000.00
 $        44,651.86
   9.100
 $   514.66
   58.441
80830
0.5000

0000021483706
YETTER
125 THISTLE LANE
MILLSBORO
DE
199660000
 $  62,000.00
 $        61,865.00
   9.000
 $   498.87
   73.809
111029
0.5000

0000021483789
OLIVER
6501 THREE NOTCH ROAD
MOBILE
AL
366190000
 $  39,100.00
 $        38,989.21
 10.400
 $   387.75
   79.857
160909
0.5000

0000021483813
LAFLAMME
45 BENNETT STREET
PLAINFIELD
CT
063740000
 $  68,800.00
 $        68,599.65
   9.250
 $   630.12
   80.000
160904
0.5000

0000021483896
JOHNSON
5528 S MAGNOLIA STREET
HOMOSASSA
FL
344870000
 $  21,000.00
 $        20,843.96
   9.550
 $   219.93
   52.500
110913
0.5000

0000021483912
SCHELL
8384 ROSEDALE ROAD
TERRE HAUTE
IN
478050000
 $  24,000.00
 $        23,889.98
 10.650
 $   267.54
   80.000
110824
0.5000

0000021483953
SCHERER
713 WEST AUBURN AVENUE
BELLEFONTAI
OH
433110000
 $  19,180.00
 $        19,084.91
   9.750
 $   203.19
   70.000
110905
0.5000

0000021483979
TURKALL
942 NW VINDELL
MASSILON
OH
446470000
 $  56,000.00
 $        55,841.04
   9.450
 $   520.17
   80.000
160904
0.5000

0000021483995
MYLES
847 SW CASCADE AVENUE
ATLANTA
GA
303110000
 $  40,000.00
 $        39,796.77
   9.300
 $   513.23
   48.192
61021
0.5000

0000021484019
LITCHFIELD
1827 NW 40TH STREET
OKLAHOMA CI
OK
731180000
 $  10,000.00
 $          9,950.36
 10.400
 $   109.93
   71.706
110827
0.5000

0000021484027
DONAHUE
7878 CHARLOTTE LANE
VACAVILLE
CA
956880000
 $  30,000.00
 $        29,855.30
 10.050
 $   323.30
   70.403
110905
0.5000

0000021484217
CONDIE
5152 S PIEPER BLVD. 4980
SALT LAKE C
UT
841180000
 $  16,790.00
 $        16,750.40
 10.250
 $   183.01
   77.536
110924
0.5000

0000021484258
MARSHALL
220 NATION AVENUE
EATON
OH
453200000
 $  63,500.00
 $        63,438.58
   9.600
 $   538.59
   79.874
260901
0.5000

0000021484282
LIMA
11 COLIN STREET
EAST BRUNSW
NJ
088160000
 $197,000.00
 $      195,906.61
   8.990
 $1,771.20
   79.435
160827
0.5000

0000021484290
SMITH
88 TAFT AVENUE
ASHEVILLE
NC
288130000
 $  20,000.00
 $        20,000.00
   9.500
 $   168.18
   31.746
261115
0.5000

0000021484357
MUZZULIN
60 COLEBROOK ROAD
NORFOLK
CT
060580000
 $122,800.00
 $      122,692.05
 10.050
 $1,082.20
   69.772
110910
0.5000

0000021484548
WRIGHT
7305 HOLMAN AVENUE
PENNSAUKEN
NJ
081100000
 $  65,400.00
 $        65,327.35
 10.250
 $   642.00
   78.795
160827
0.5000

0000021484597
WOLFE
526 EAST 200 SOUTH
CLEARFIELD
UT
840150000
 $  16,500.00
 $        16,434.85
 12.200
 $   200.16
   75.434
110910
0.5000

0000021484670
ELIAS
1733 N MONTICELLO
CHICAGO
IL
606470000
 $  26,000.00
 $        25,667.97
 10.200
 $   282.59
   71.450
110917
0.5000

0000021484712
KING
9722 NABOZNY DRIVE
YORK TOWNSH
MI
481600000
 $  13,821.00
 $        13,668.72
 10.350
 $   185.34
   79.999
60923
0.5000

0000021484787
MOSTELLER
5621 ORMES STREET
PHILADELPHI
PA
191200000
 $    7,300.00
 $          7,271.32
 12.250
 $     88.79
   75.000
110910
0.5000

0000021484795
BRADFORD
5749 TWELVEMONTH COURT
COLUMBIA
MD
210450000
 $    4,800.00
 $          4,789.09
 10.650
 $     53.51
   79.944
111004
0.5000

0000021484878
MCQUEEN
515 SAN JACINTO DRIVE
SAN DIEGO
CA
921140000
 $  43,395.00
 $        43,217.93
 11.850
 $   516.64
   79.997
110901
0.5000

0000021484886
REESE
1771 260TH STREET EAST
CEDAR LAKE
MN
560710000
 $  40,000.00
 $        39,912.43
 11.050
 $   455.90
   67.720
111001
0.5000

0000021484894
WELLS
518 ILLINOIS STREET
PARK FOREST
IL
604660000
 $  15,000.00
 $        14,965.92
 10.650
 $   167.21
   68.546
110930
0.5000

0000021484910
KISS
2218 SW WILLOW PKWY
GRESHAM
OR
970800000
 $  20,000.00
 $        19,906.56
 10.400
 $   219.85
   67.915
110904
0.5000

0000021484936
JOSEPH, III
570 N. MAIN STREET
THOMASTON
CT
067870000
 $  88,400.00
 $        88,331.30
 10.625
 $   816.91
   80.000
261001
0.5000

0000021484977
WITT
504 RIDGE ROAD
MAH0MET
IL
618530000
 $  15,000.00
 $        14,965.92
 10.650
 $   167.21
   67.274
110924
0.5000

0000021485008
FIELDS
227 SE 5TH STREET
LEEDS
AL
350940000
 $  55,000.00
 $        54,593.05
   9.850
 $   586.00
   67.901
110826
0.5000

0000021485180
SCHILDT
487 ANGORA ROAD
READING
PA
196060000
 $100,000.00
 $        99,230.61
   9.550
 $   935.40
   75.757
160826
0.5000

0000021485206
BURTON
2808 SCHELE AVENUE
FORT WAYNE
IN
468030000
 $  34,400.00
 $        34,358.08
   9.700
 $   294.29
   74.458
110905
0.5000

0000021485222
LANIGAN
220 BOX 220
LEESVILLE
SC
290700000
 $  38,400.00
 $        38,211.35
   9.850
 $   409.14
   80.000
110903
0.5000

0000021485404
MICHEL
1410 BEAR VIEW DRIVE
COLFAX
CA
957130000
 $  50,000.00
 $        49,883.72
 10.400
 $   549.61
   67.825
110927
0.5000

0000021485438
KALINSKI
2207 CALVARY ROAD
BEL AIR
MD
210150000
 $  14,000.00
 $        13,865.82
 10.400
 $   188.13
   65.361
60903
0.5000

0000021485503
BOYUM
4875 LONSDALE BOULEVARD
NORTHFIELD
MN
550570000
 $  20,136.32
 $        20,042.26
 10.400
 $   221.34
   80.000
111002
0.5000

0000021485511
HERRINGTON
14825 NW 16TH DRIVE
MIAMI BEACH
FL
331680000
 $  25,000.00
 $        24,879.00
 10.150
 $   332.46
   56.541
61021
0.5000

0000021485529
JORDAN
477 LALLEY BOULEVARD
FAIRFIELD
CT
064300000
 $  41,500.00
 $        41,280.82
   9.050
 $   422.16
   15.370
110909
0.5000

0000021485537
GEMMELL
2185 NE TARRYTOWN LANE
PALM BAY
FL
329050000
 $    7,000.00
 $          6,967.30
 10.400
 $     76.95
   71.963
110909
0.5000

0000021485545
GREENBERG
453 SE 11TH TERRACE
DANIA
FL
330040000
 $  20,000.00
 $        19,807.77
 10.350
 $   268.20
   58.467
60930
0.5000

0000021485560
HOLLINS
250 LIBERTY -UNIT 4
BELLVILLE
MI
481110000
 $    8,572.00
 $          8,551.41
 10.050
 $     92.38
   74.998
110924
0.5000

0000021485669
GEORGE
44 ENGLEWOOD AVENUE
WHEELING
WV
260030000
 $  52,785.00
 $        52,735.75
   9.900
 $   459.34
   85.000
260904
0.5000

0000021485701
ANTHONY
1710 CAMELOT DRIVE
NORMAN
OK
730690000
 $  15,000.00
 $        14,927.34
 11.550
 $   175.71
   67.214
110909
0.5000

0000021485750
DELMAN
30 PLAZA ROAD
TOWNSHIP OF
NJ
078360000
 $  14,000.00
 $        13,640.65
 10.400
 $   300.23
   79.052
10930
0.5000

0000021485792
GRIMES
7235 HIGHWAY 62
LANESVILLE
IN
471360000
 $  48,000.00
 $        47,951.81
   9.650
 $   408.88
   80.000
260904
0.5000

0000021485800
STRADLEY
419 HARRELL STREET
MURFREESBOR
NC
278550000
 $  59,200.00
 $        59,029.80
   9.350
 $   546.04
   80.000
160916
0.5000

0000021485842
ROBERTS
6709 S. WATTERSON TRAIL
LOUISVILLE
KY
402910000
 $  85,600.00
 $        85,134.88
   9.250
 $   783.99
   80.000
160910
0.5000

0000021485875
KING
14 VERNON AVENUE
WHEELING
WV
260030000
 $  55,200.00
 $        55,139.45
   9.000
 $   444.16
   80.000
110904
0.5000

0000021485966
ZIENTARSKI
8457 WEST AGATITE AVENUE
CHICAGO
IL
606560000
 $128,000.00
 $      127,835.32
   9.800
 $1,104.43
   60.952
110920
0.5000

0000021486006
TILLIS
142 ZIV DRIVE
DEBARY
FL
327130000
 $  12,200.00
 $        11,886.85
 10.400
 $   261.63
   79.895
10917
0.5000

0000021486097
LINTHICUM
7507 ELMLEAF COURT
RICHMOND
VA
232340000
 $  59,600.00
 $        59,421.97
   9.050
 $   538.16
   80.000
160903
0.5000

0000021486105
KING
4127 N 89TH LANE
PHOENIX
AZ
850370000
 $  52,000.00
 $        51,954.29
 10.050
 $   458.26
   80.000
260826
0.5000

0000021486154
GORDON
2700 CAMDEN GLEN COURT
ROSWELL
GA
300760000
 $179,200.00
 $      178,986.93
 12.350
 $1,891.70
   70.000
110901
0.5000

0000021486204
BAUER
4111 NORMANDIE DRIVE
BOISE
ID
837050000
 $  78,000.00
 $        77,649.21
   9.050
 $   704.30
   80.000
160903
0.5000

0000021486212
DIAZ
1543 SUPERIOR STREET
AURORA
IL
605050000
 $  68,000.00
 $        67,951.80
 11.050
 $   650.16
   80.000
260904
0.5000

0000021486295
GRIMES
1921 E MEADOW DRIVE
TEMPE
AZ
852820000
 $  21,000.00
 $        20,861.72
 10.400
 $   230.84
   79.312
110911
0.5000

0000021486311
ANDERSON
2232 12TH STREET
AKRON
OH
443140000
 $    5,400.00
 $          5,261.22
 10.350
 $   115.67
   79.793
10923
0.5000

0000021486378
REAVIS
2132 SE REEDWAY ST
PORTLAND
OR
972020000
 $  10,000.00
 $          9,904.16
 10.400
 $   134.38
   64.984
60917
0.5000

0000021486436
SIPPEL
206 EAST 3RD STREET
AROMA PARK
IL
609100000
 $  27,000.00
 $        26,986.43
   9.400
 $   225.07
   54.000
111002
0.5000

0000021486527
MCCANN
11122 DOVERWOOD DRIVE
CITY OF RIV
CA
925050000
 $  26,500.00
 $        26,265.37
   9.300
 $   340.01
   41.406
61022
0.5000

0000021486543
GABLE
418 STUART LANE
TOWNSHIP OF
PA
190020000
 $  17,000.00
 $        16,783.59
 10.050
 $   225.13
   69.602
60910
0.5000

0000021486568
MARCUM
11905 SE VALLEY VIEW TERR
CLAKAMAS
OR
970150000
 $  28,760.00
 $        28,684.42
 10.050
 $   278.50
   79.999
160917
0.5000

0000021486758
CLAYTON
10702 BILL TUCKER ROAD
WIMAUMA
FL
335980000
 $  36,000.00
 $        35,808.15
   8.950
 $   364.07
   65.454
110918
0.5000

0000021486832
CANNON
14008 COUNTY ROAD 1471 N.
WALDO
FL
326940000
 $  44,000.00
 $        43,952.24
   9.050
 $   355.62
   80.000
110916
0.5000

0000021486840
SHERMAN
16146 SW 57TH STREET
OCALA
FL
344810000
 $  28,800.00
 $        28,577.06
   9.350
 $   298.14
   80.000
110828
0.5000

0000021486915
BRIGHT,   JR
249-18 MAYDA ROAD
ROSEDALE
NY
114220000
 $141,500.00
 $      141,038.44
   9.550
 $1,194.98
   78.611
110724
0.5000

0000021486949
HAMILTON
350 FRIAR TUCK WAY
FYFFE
AL
359710000
 $  36,500.00
 $        36,449.38
   9.600
 $   342.62
   76.041
160923
0.5000

0000021486956
WELSH
1534 BOYLE STREET
BALTIMORE
MD
212300000
 $  56,000.00
 $        55,935.31
   8.750
 $   440.56
   80.000
110826
0.5000

0000021487012
TROMBLY
6389 S PLEASANT AVENUE
HOMOSASSA
FL
344460000
 $  23,000.00
 $        22,895.01
 10.650
 $   256.39
   41.818
110903
0.5000

0000021487020
DAVIS
3 TROCHA STREET
NASHUA
NH
030630000
 $  11,712.00
 $        11,647.91
 10.050
 $   126.22
   74.999
110909
0.5000

0000021487061
HOOS
1841 DATURA STREET
SARASOTA
FL
342390000
 $  52,700.00
 $        52,317.07
 10.050
 $   567.94
   61.914
110830
0.5000

0000021487087
WOOD
219 ARNOLD BOULEVARD
WARNER ROBI
GA
310930000
 $    7,120.00
 $          7,051.76
 10.400
 $     95.68
   79.971
60917
0.5000

0000021487160
LUKEN
65 BAKER AVENUE
CONCORD
MA
017420000
 $  45,000.00
 $        44,789.79
 10.400
 $   494.65
   79.976
110904
0.5000

0000021487178
BICKLEY
249 CIRCLE DRIVE
STRATFORD
CT
064970000
 $110,400.00
 $      109,897.10
   9.850
 $   956.63
   80.000
110828
0.5000

0000021487202
KRISTYAK
1860 HOUSELCRAFT ROAD
BRISTOLVILL
OH
444020000
 $  40,800.00
 $        40,436.09
 10.490
 $   372.91
   85.000
260902
0.5000

0000021487277
SCHOFFMAN
18145 30TH AVENUE NORTH
PLYMOUTH
MN
554470000
 $  15,000.00
 $        14,929.92
 10.400
 $   164.89
   77.758
110911
0.5000

0000021487301
COGAR
5894 N. CROWNHILL RD
ORRVILLE
OH
446670000
 $    8,800.00
 $          8,778.10
 10.650
 $     98.10
   79.963
110920
0.5000

0000021487327
MAYS
9 ROUTE BOX 291
HICKORY
NC
286010000
 $  59,500.00
 $        59,452.49
 10.550
 $   546.50
   85.000
260903
0.5000

0000021487368
BARROW
310 OXFORD AVENUE
DAYTON
OH
454070000
 $  29,600.00
 $        29,524.90
   9.450
 $   308.20
   80.000
110920
0.5000

0000021487392
MATTSON
11605 ABBEY LANE SW
PORT ORCHAR
WA
983660000
 $104,000.00
 $      103,813.79
   9.500
 $   874.49
   80.000
260827
0.5000

0000021487400
GOLDEN
125 ARRINGTON ROAD
BEAUFORT
NC
285160000
 $  25,600.00
 $        25,480.42
 10.400
 $   281.40
   79.706
110909
0.5000

0000021487426
JOHNSON
7841 S LOOMIS
CHICAGO
IL
606200000
 $  52,570.00
 $        52,361.82
   9.200
 $   479.77
   47.790
160905
0.5000

0000021487467
JOHNSON
118- 120 FARNHAM STREET
LAWRENCE
MA
018430000
 $  17,200.00
 $        17,180.86
 12.200
 $   179.58
   69.941
110701
0.5000

0000021487483
ROBERT
104 RIVERSIDE DRIVE
BALTIC
CT
063830000
 $  47,500.00
 $        47,476.04
   9.500
 $   399.41
   70.895
261017
0.5000

0000021487509
JOHNSTON
7710 BAGGINS ROAD
HANOVER
MD
210760000
 $  75,000.00
 $        74,802.91
 10.050
 $   726.26
   70.157
160910
0.5000

0000021487517
BARR
215 S LIVINGSTON STREET
CLINTON
SC
293550000
 $  54,930.00
 $        54,521.38
   8.550
 $   791.98
   78.471
41004
0.5000

0000021487541
KOELLMER
21 SILVER STREET
STAMFORD
CT
069020000
 $156,766.00
 $      156,540.09
   9.650
 $1,335.37
   79.982
260827
0.5000

0000021487590
MACHEN
208 TUCKAHOE CIRCLE
GADSDEN
AL
359010000
 $  48,500.00
 $        48,431.87
   9.500
 $   452.09
   53.888
160918
0.5000

0000021487657
FITZGERALD
6886 GREEN MEADOW CIRCLE
LOUISVILLE
KY
402070000
 $  98,100.00
 $        97,539.25
   8.650
 $   974.68
   75.461
110903
0.5000

0000021487707
WINSTON
320 EAST EARP STREET
HOLLY SPRIN
NC
275400000
 $  56,000.00
 $        55,574.26
   9.550
 $   586.46
   74.666
110826
0.5000

0000021487731
JORDAN
7522 WAKEFIELD AVENUE
JACKSONVILL
FL
322990000
 $  26,000.00
 $        25,875.73
 10.150
 $   281.79
   61.904
110918
0.5000

0000021487764
DUNN
863- 1228 ALBANY POST ROA
GARDINER
NY
125250000
 $  88,000.00
 $        87,884.73
 10.100
 $   831.41
   69.841
110807
0.5000

0000021487780
SUNSERI
306 MINTHORNE ROAD
ROGUE RIVER
OR
975370000
 $  16,400.00
 $        16,361.85
 10.400
 $   180.28
   77.502
111015
0.5000

0000021487830
SMITH
2000 FOREST HILLS DRIVE
GREENVILLE
NC
278580000
 $  33,500.00
 $        33,413.84
   9.300
 $   345.79
   31.603
110930
0.5000

0000021487848
RENFRO
431 S 17TH AVENUE
MAYWOOD
IL
601530000
 $  25,600.00
 $        25,483.14
 10.650
 $   285.37
   66.826
110916
0.5000

0000021487855
CLAY
3837 W LEXINGTON ST
CHICAGO
IL
606240000
 $  36,000.00
 $        35,924.09
 11.450
 $   419.41
   75.472
111004
0.5000

0000021487889
STAFFORD
2732 SPARKS DRIVE
HUDSON
NC
286380000
 $  59,000.00
 $        58,829.28
   9.300
 $   542.28
   75.641
160830
0.5000

0000021487996
HULCHER
220 E BROWN
WAVERLY
IL
626920000
 $  52,700.00
 $        52,557.75
 10.000
 $   508.57
   85.000
160827
0.5000

0000021488028
BLACKMON
8620 S KINGSTON
CHICAGO
IL
606170000
 $  25,000.00
 $        24,939.96
 10.050
 $   269.42
   58.336
111023
0.5000

0000021488044
BECKER
2215 GEKELER LANE
LA GRANDE
OR
978500000
 $  30,000.00
 $        29,856.46
 10.350
 $   402.29
   69.311
61015
0.5000

0000021488051
GRANT
8365 CARDOVA ROAD
RICHMOND
VA
232270000
 $  15,000.00
 $        14,937.03
 11.550
 $   175.71
   79.420
110913
0.5000

0000021488093
PAIGE
132 ELECTRIC AVENUE
NEWBERRY
SC
291080000
 $  32,000.00
 $        31,852.53
 10.550
 $   354.73
   80.000
110830
0.5000

0000021488226
SPADARO
111 HOLMES ROAD
HOLMES
PA
190430000
 $  64,000.00
 $        63,905.98
   9.150
 $   582.02
   67.368
161002
0.5000

0000021488259
LABELLE
6956 DESMOND
WATERFORD
MI
483290000
 $  64,000.00
 $        63,755.11
   9.690
 $   547.05
   78.048
110328
0.5000

0000021488267
ZIMMERMAN
327 E FREDERICK STREET
LANCASTER
PA
176020000
 $  52,000.00
 $        51,923.12
   9.100
 $   471.21
   80.000
161021
0.5000

0000021488275
MARTIN
7918 3RD AVENUE SOUTH
ST PETERSBU
FL
337070000
 $  66,000.00
 $        65,913.51
 10.100
 $   584.09
   43.421
110828
0.5000

0000021488366
MAXWELL
3724 BRIDLEPATH LANE
VIRGINIA BE
VA
234560000
 $175,200.00
 $      175,200.00
   9.100
 $1,587.61
   80.000
161030
0.5000

0000021488408
OPFERMANN
302 HABERSHAM RD
MARTINEZ
GA
309070000
 $  14,000.00
 $        13,932.46
 10.050
 $   150.88
   75.176
110909
0.5000

0000021488432
MAREK
422 SOUTH LAKE
HANCOCK
WI
549430000
 $  19,398.00
 $        19,305.27
 10.150
 $   210.24
   69.853
110911
0.5000

0000021488440
GUILLANO
35 LOMBARDI STREET
DANBURY
CT
068100000
 $120,000.00
 $      119,801.45
   8.990
 $   964.69
   80.000
110813
0.5000

0000021488515
FARMER
415 WILSON STREET
THOMSON
GA
308240000
 $  30,000.00
 $        29,896.37
   9.600
 $   281.61
   50.000
160903
0.5000

0000021488531
CYR
177 STARKS HILL ROAD
TORRINGTON
CT
067900000
 $  25,000.00
 $        24,943.10
 11.150
 $   260.61
   66.611
160827
0.5000

0000021488549
JONES
6806 FLAGSTAFF STREET
LANDOVER
MD
207850000
 $  64,000.00
 $        63,678.36
   9.600
 $   672.18
   84.210
110905
0.5000

0000021488622
KELLEY
 W2511 COUNTY 00
OOSTBURG
WI
530700000
 $  36,000.00
 $        35,947.11
   9.150
 $   327.39
   45.000
161009
0.5000

0000021488655
MANCINI
110 DUNNS POND ROAD
HYANNIS
MA
026010000
 $190,000.00
 $      189,589.86
   9.000
 $1,528.79
   80.000
110821
0.5000

0000021488697
BAILEY
7 KESWICK LANE
HAMPTON
VA
236690000
 $  22,000.00
 $        21,878.22
   9.900
 $   235.07
   60.657
110907
0.5000

0000021488739
ECKARD
1660 ECKARD ROAD
CONOVER
NC
286130000
 $  46,960.00
 $        46,724.00
   9.600
 $   493.21
   80.000
110904
0.5000

0000021488747
SMITH
1336 N MONITOR AVENUE
CHICAGO
IL
606510000
 $  98,000.00
 $        97,910.11
   9.850
 $   849.18
   80.000
260911
0.5000

0000021488754
SMITH
1864 SANTA FE TRAIL
IRON STATIO
NC
280800000
 $  82,400.00
 $        82,140.06
   9.250
 $   754.68
   80.000
160903
0.5000

0000021488762
JAMISON
1304 RIVERCREST DRIVE
WARSAW
IN
465800000
 $100,800.00
 $      100,188.15
   9.000
 $1,022.39
   80.000
110920
0.5000

0000021488796
LARES
18015 SW 29TH COURT
MIRAMAR
FL
330290000
 $  10,000.00
 $          9,952.18
 10.150
 $   108.39
   49.401
110918
0.5000

0000021488838
FREEMAN
209 RUTLAND ROAD
BROOKLYN
NY
112250000
 $  65,000.00
 $        64,830.54
   9.150
 $   665.09
   29.545
110927
0.5000

0000021488861
JERAL
125 EMERALD STREET
WESTMONT
NJ
081080000
 $  72,000.00
 $        72,000.00
 10.250
 $   784.77
   61.802
111120
0.5000

0000021488879
SERRAVALLE
558 BRECKENRIDGE AVE
BUFFALO
NY
142130000
 $  35,000.00
 $        34,968.57
   9.950
 $   305.86
   46.052
110912
0.5000

0000021488887
DENNIS
5615 SE OAK STREET
CITY OF POR
OR
972150000
 $  30,000.00
 $        29,712.42
 10.650
 $   334.42
   64.395
110827
0.5000

0000021488937
ALIRE
2803 CAMINO PRINCIPE
SANTA FE
NM
875050000
 $  32,900.00
 $        32,742.74
 10.150
 $   356.58
   79.952
110916
0.5000

0000021488952
ELGGREN
184 SOUTH 400 WEST
KAYSVILLE
UT
840370000
 $106,400.00
 $      105,840.58
   9.100
 $1,085.52
   80.000
110828
0.5000

0000021488960
KWIECIEN
9 WINTERBERRY LOOP
WEST HENRIE
NY
145860000
 $  57,000.00
 $        56,906.86
   9.050
 $   460.69
   67.058
110826
0.5000

0000021489042
UTER
7911 BARLOWE ROAD
LANDOVER
MD
207850000
 $  65,025.00
 $        64,962.11
   9.600
 $   551.52
   85.000
110910
0.5000

0000021489075
KING
3007 BRENTWOOD DRIVE
WILSON
NC
278960000
 $  99,025.00
 $        98,593.55
   9.300
 $   910.15
   85.000
160826
0.5000

0000021489109
HAKALA
5586 SOUTH LE CHATEAU WAY
SALT LAKE C
UT
841180000
 $  30,000.00
 $        29,686.23
   9.750
 $   317.81
   79.680
110901
0.5000

0000021489141
MCWHORTER
197 BRINKMAN AVENUE
BUFFALO
NY
142110000
 $  34,300.00
 $        34,269.18
   9.950
 $   299.75
   70.000
260917
0.5000

0000021489190
ASHLOCK
18913 NATION ROAD
HOLT
MO
640480000
 $115,000.00
 $      114,662.99
   9.200
 $1,049.53
   71.875
160903
0.5000

0000021489208
PEELER
1155 BURKEHURST AVENUE
MORGANTON
NC
286550000
 $  17,496.00
 $        17,334.24
 10.050
 $   188.55
   75.627
110830
0.5000

0000021489216
RAINWATER
567 EVERLING DRIVE
MORGANTOWN
IN
461600000
 $  64,000.00
 $        63,807.62
   9.000
 $   575.83
   80.000
160905
0.5000

0000021489240
JONES
191 EAST CENTER STREET
VEYO
UT
847820000
 $  56,000.00
 $        55,827.37
   8.800
 $   496.67
   80.000
160923
0.5000

0000021489299
THIERER
6616 ARNEL AVENUE
FORT WAYNE
IN
468350000
 $  10,000.00
 $          9,852.35
 10.150
 $   132.99
   75.491
60909
0.5000

0000021489489
HAMILTON
6615 WELLESLEY DRIVE
BRADENTON
FL
342070000
 $  46,700.00
 $        46,569.96
   9.600
 $   438.36
   68.676
160918
0.5000

0000021489513
HERNANDEZ
8824 NW 151 TERRACE
MIAMI
FL
330160000
 $  25,000.00
 $        24,759.72
 10.350
 $   335.25
   65.780
60923
0.5000

0000021489521
BAILEY
1310 29TH STREET WEST
BRADENTON
FL
342050000
 $  10,000.00
 $          9,902.77
 10.150
 $   132.99
   65.148
60830
0.5000

0000021489562
TANNER
 RT 2 BOX 312
HILLIARD
FL
320430000
 $  63,500.00
 $        63,343.64
 10.550
 $   636.11
   76.506
160903
0.5000

0000021489570
WHITEHOUSE
2220 WYOMING STREET
NEWTON
NC
286580000
 $  50,700.00
 $        50,309.30
   9.400
 $   526.37
   79.218
110830
0.5000

0000021489638
BYRD
752 SOUTH COLLEGE AVENUE
NEWTON
NC
286580000
 $  50,500.00
 $        50,234.48
   9.100
 $   515.22
   52.604
110923
0.5000

0000021489679
LEWANDOWSKI
6107 GLEN ROAD
READING
PA
196060000
 $    9,850.00
 $          9,753.68
 10.050
 $   130.45
   79.981
60930
0.5000

0000021489695
JONES
1505 N PLAZA DE LIRIOS
TUCSON
AZ
857450000
 $  20,800.00
 $        20,746.04
 10.150
 $   202.80
   58.745
160920
0.5000

0000021489737
MAHONEY
75 GREGORY STREET
WALTHAM
MA
021540000
 $  20,500.00
 $        20,302.41
 10.150
 $   222.18
   74.273
110905
0.5000

0000021489752
ROMERO
3480 WEST ARKANSAS AVENUE
DENVER
CO
802190000
 $  10,000.00
 $          9,899.55
 10.650
 $   135.78
   69.023
60925
0.5000

0000021489760
GLASS
41 7TH DRIVE
DECATUR
IL
625210000
 $  46,720.00
 $        46,695.77
   9.250
 $   384.36
   80.000
111001
0.5000

0000021489786
BARELA
630 NE RICHMOND DRIVE
ALBUQUERQUE
NM
871060000
 $    6,200.00
 $          6,121.34
 10.050
 $     82.11
   79.964
60923
0.5000

0000021489802
CHEZEM
613 S BOWMAN
DANVILLE
IL
618320000
 $  21,250.00
 $        21,188.10
   9.250
 $   194.63
   57.432
160903
0.5000

0000021489810
BISHOP
1766 FAIRMONT
SPRINGFIELD
IL
627020000
 $  59,200.00
 $        58,962.63
   9.950
 $   569.34
   80.000
160828
0.5000

0000021489828
HAMLIN
325 JUPITER ROAD
WEAVERVILLE
NC
287870000
 $  29,000.00
 $        28,861.38
 10.150
 $   314.31
   75.220
110923
0.5000

0000021489869
MARTIN
603 CRYSTAL SPRINGS ROAD
SAINT HELEN
CA
945740000
 $  70,000.00
 $        69,638.19
 10.150
 $   758.67
   61.012
110923
0.5000

0000021489885
ANDERSON
2560 BIRCH STREET
DENVER
CO
802070000
 $  60,800.00
 $        60,656.63
 10.250
 $   662.70
   79.988
111004
0.5000

0000021489901
MOYA
1 CALLE DE CARINO
TIJERAS
NM
870590000
 $  86,442.00
 $        84,897.81
 10.150
 $   842.80
   79.546
160904
0.5000

0000021489919
JACKSON
7930 FAYETTE STREET
PHILADELPHI
PA
191500000
 $    6,400.00
 $          6,369.37
 10.350
 $     85.83
   79.886
60918
0.5000

0000021489927
EMERSON
1375 MILLER AVENUE
SAN JOSE
CA
951290000
 $  12,000.00
 $        11,971.44
 10.150
 $   130.06
   59.024
111015
0.5000

0000021489992
LEDFORD
ROUTE 2 BOX 297
CONOVER
NC
286130000
 $  56,000.00
 $        55,713.42
   9.400
 $   581.40
   76.817
110903
0.5000

0000021490008
DI DONNA
4119 S WINDING OAKS DR
HOMOSASSA
FL
344470000
 $  60,600.00
 $        60,522.27
 10.200
 $   540.79
   68.863
260830
0.5000

0000021490016
KOONTZ
708 COTTON GROVE ROAD
LEXINGTON
NC
272920000
 $  25,600.00
 $        25,468.99
   9.400
 $   265.78
   63.209
110913
0.5000

0000021490032
ESKEW,    JR
3655 HUMPHRIES HILL ROAD
AUSTELL
GA
300010000
 $  85,000.00
 $        84,739.62
   8.850
 $   756.59
   66.406
160830
0.5000

0000021490107
BOOTH
818 SOUTHSIDE AVENUE
WEST ISLIP
NY
117950000
 $  71,000.00
 $        70,798.46
   9.450
 $   659.50
   71.245
160903
0.5000

0000021490123
ROSEMAN
617 MCLIN CREEK ROAD
CONOVER
NC
286130000
 $  32,300.00
 $        31,987.79
 10.250
 $   431.34
   78.780
60909
0.5000

0000021490180
NICKLESS
30 JAMES DRIVE
SHALIMAR
FL
325790000
 $  29,000.00
 $        28,924.76
 10.150
 $   282.75
   79.738
160828
0.5000

0000021490271
BATMAN
2855 EL CAPITAN DRIVE
COLORADO SP
CO
809180000
 $  46,000.00
 $        45,759.75
 10.250
 $   501.38
   63.306
110909
0.5000

0000021490297
PETERSON
3081 S TOWERBELL LN
WEST VALLEY
UT
841200000
 $    8,800.00
 $          8,722.65
 10.150
 $     85.80
   72.887
160830
0.5000

0000021490388
STILWELL
4141 E ST LOUIS AVE
LAS VEGAS
NV
891040000
 $  23,894.00
 $        23,544.12
 10.150
 $   317.75
   79.998
60828
0.5000

0000021490420
YARRINGTON
318 20TH STREET
OGDEN
UT
844010000
 $  58,400.00
 $        58,400.00
   9.700
 $   616.90
   80.000
111025
0.5000

0000021490529
CREWS
2 ROUTE 2 BOX 130AAA
HAWTHORNE
FL
326400000
 $  48,000.00
 $        47,862.86
   9.400
 $   444.30
   80.000
160827
0.5000

0000021490594
BERINI
22745 NW FISHER ROAD
BUXTON
OR
971090000
 $147,000.00
 $      146,601.06
   9.800
 $1,399.16
   70.000
160923
0.5000

0000021490636
SANABRIA
1117 SW 22ND AVENUE
FT LAUDERDA
FL
333120000
 $  40,603.00
 $        40,585.00
   9.990
 $   356.03
   52.731
111001
0.5000

0000021490792
SHAFFER
1442 OLIVEWOOD AVENUE
LAKEWOOD
OH
441070000
 $  75,300.00
 $        75,260.96
   9.250
 $   619.48
   79.263
261021
0.5000

0000021490891
NEVOSH
30 FRAZIER WAY
MARSTON'S M
MA
026480000
 $  13,980.00
 $        13,916.23
 10.150
 $   136.31
   79.867
160930
0.5000

0000021490909
RADLOFF
311 UNION STREET
WATERTOWN
WI
530980000
 $  68,400.00
 $        68,195.53
   9.000
 $   550.37
   72.000
111014
0.5000

0000021490974
LOPEZ
5518 W 23RD STREET
CICERO
IL
606500000
 $110,400.00
 $      110,072.34
   9.100
 $1,000.41
   80.000
160913
0.5000

0000021491022
ST GEORGE
159 DIAMOND ST
WALPOLE
MA
020810000
 $  45,000.00
 $        44,883.25
 10.150
 $   438.75
   72.499
160909
0.5000

0000021491030
GRAY
8211 S PERRY ST
CHICAGO
IL
606200000
 $  54,500.00
 $        53,979.19
 10.450
 $   733.88
   72.666
60923
0.5000

0000021491055
HARRINGTON
1626 CEDROW DRIVE
HIGH POINT
NC
272600000
 $    8,000.00
 $          7,965.92
 12.350
 $   116.41
   37.594
61018
0.5000

0000021491097
PARRY
74 WEST 8600 SOUTH
MIDVALE
UT
840470000
 $  55,543.00
 $        55,128.31
   9.750
 $   588.41
   80.000
110901
0.5000

0000021491105
OTT
1856 W LEISURE LANE
SALT LAKE C
UT
841180000
 $  76,000.00
 $        75,924.94
   9.500
 $   639.05
   80.000
260826
0.5000

0000021491147
SHERBERT
214 LOVE DRIVE
TRAVELERS R
SC
296900000
 $  36,750.00
 $        36,655.90
   9.350
 $   380.44
   62.288
110930
0.5000

0000021491295
COGBURN
4900 NOLAN ROAD
SANFORD
FL
327730000
 $  58,000.00
 $        57,692.29
   9.000
 $   588.28
   71.165
110830
0.5000

0000021491345
SINGLETARY
8019 E CHARLIN PARKWAY
ORLANDO
FL
328220000
 $  43,775.00
 $        43,560.92
   9.900
 $   467.74
   85.000
110828
0.5000

0000021491436
YALE
218 CARLISLE STREET
WILKES BARR
PA
187020000
 $  40,000.00
 $        39,943.09
 10.850
 $   376.41
   75.471
110902
0.5000

0000021491469
PIERCE
512 SHENANDOAH STREET
PORTSMOUTH
VA
237070000
 $  10,000.00
 $          9,675.32
   9.250
 $   208.80
   11.111
10905
0.5000

0000021491477
FOWLER
7408 VARNUM STREET
LANDOVER HI
MD
207840000
 $  88,000.00
 $        87,728.71
   8.800
 $   780.48
   80.000
160905
0.5000

0000021491600
LITWILER
210 APRAW ROAD
WASHINGTON
IN
475010000
 $  46,400.00
 $        46,260.52
   9.000
 $   417.48
   80.000
160923
0.5000

0000021491733
BLALOCK
659 N LOCKWOOD
CHICAGO
IL
606440000
 $  34,600.00
 $        34,246.06
   9.250
 $   443.00
   46.133
60903
0.5000

0000021491782
SHANTRY
15441 22ND AVENUE SW
SEATTLE
WA
981660000
 $  50,000.00
 $        49,782.12
 11.150
 $   573.02
   77.806
110905
0.5000

0000021491840
SIAS
161 HERITAGE VIEW ROAD
HICKORY
NC
286010000
 $  56,520.00
 $        56,482.88
 11.400
 $   555.41
   71.908
260903
0.5000

0000021491857
HARSEY
BOX 129 ROUTE 1
WINNSBORO
SC
291800000
 $  42,500.00
 $        42,282.51
   9.400
 $   441.24
   75.892
110903
0.5000

0000021491865
WILSON
36820 BASS AVENUE
PARKER
AZ
853440000
 $  20,466.00
 $        20,417.29
 10.150
 $   221.82
   71.246
111015
0.5000

0000021491899
BENTLEY
42 BILLUPS DRIVE
LAWRENCEBUR
IN
470250000
 $  13,150.00
 $        12,871.28
 10.150
 $   174.88
   79.668
60918
0.5000

0000021491964
LINDSEY
938 HIGHLAND AVENUE
LINCOLN PAR
MI
481460000
 $  68,800.00
 $        68,800.00
   9.000
 $   871.53
   80.000
61114
0.5000

0000021491980
BURCHELL
41 CHURCH STREET
NEW PALTZ
NY
125610000
 $  62,000.00
 $        61,974.28
 10.300
 $   557.89
   62.000
111001
0.5000

0000021491998
BLACK
813 EAST THIRTEENTH AVENU
SALT LAKE C
UT
841030000
 $131,000.00
 $      130,862.20
   9.200
 $1,072.97
   46.869
260910
0.5000

0000021492012
GUTTING
1305 SYCAMORE
QUINCY
IL
623010000
 $  62,400.00
 $        62,268.70
   9.000
 $   502.09
   80.000
110905
0.5000

0000021492095
KELLY
6009 TRANQUILITY LANE
SUTHERLAND
VA
238850000
 $136,000.00
 $      135,265.44
   8.800
 $1,363.27
   80.000
110916
0.5000

0000021492111
JOHNSON
1124 JOHNSON KING ROAD
SWANSEA
SC
291600000
 $  50,400.00
 $        50,375.72
   9.600
 $   427.48
   80.000
110918
0.5000

0000021492137
PIEROS
RR 1 BOX 1655 GERMAN HILL
SHOHOLA
PA
184580000
 $  86,100.00
 $        86,018.46
   9.700
 $   736.58
   65.725
260927
0.5000

0000021492145
MERTZ
3152 W MONMOUTH AVENUE
ENGLEWOOD
CO
801100000
 $  22,796.00
 $        22,592.77
 10.050
 $   245.67
   80.000
110822
0.5000

0000021492202
IRVIN
 HIGHWAY 39
RIDGE SPRIN
SC
291290000
 $  47,600.00
 $        47,368.38
 10.000
 $   511.52
   85.000
110923
0.5000

0000021492210
HILLIS
15012 DENNIS DRIVE
HUDSON
FL
346690000
 $  15,000.00
 $        14,937.07
   9.600
 $   140.81
   38.961
160826
0.5000

0000021492244
STEVENS
23 BERLIN STREET
CLINTON
MA
015100000
 $  36,453.00
 $        36,247.18
 10.550
 $   365.17
   75.789
160830
0.5000

0000021492277
KUNZINGER
3 NORWALK LANE
SMITHTOWN
NY
117870000
 $  70,000.00
 $        69,662.35
 10.050
 $   754.37
   53.672
110904
0.5000

0000021492301
DURRAH
590 S. CONVERSE STREET
SPARTANBURG
SC
293010000
 $    9,000.00
 $          8,979.55
 10.650
 $   100.33
   74.860
111021
0.5000

0000021492319
MALONEY
15324 WHITE AVENUE
GRANDVIEW
MO
640300000
 $  37,600.00
 $        37,400.51
   9.000
 $   381.37
   80.000
110909
0.5000

0000021492350
TYSINGER
4287 FAIRWOOD DRIVE
TRINITY
NC
273700000
 $  38,000.00
 $        37,671.91
   8.800
 $   380.92
   61.438
110830
0.5000

0000021492368
BOAS
13521 SOUTH STATE ROAD 58
COLUMBUS
IN
472010000
 $  88,800.00
 $        88,800.00
   9.350
 $   736.98
   80.000
111106
0.5000

0000021492400
KOHLASCH
9520 SW 165 TERRACE
MIAMI
FL
331570000
 $  65,600.00
 $        65,501.39
   9.450
 $   549.21
   80.000
260826
0.5000

0000021492442
SCHAUER
8536 SCHRADER BLVD
PORT RICHEY
FL
346680000
 $  29,600.00
 $        29,448.53
   9.400
 $   307.31
   41.690
110830
0.5000

0000021492459
SCHNEIDER
97 BURMA ROAD
ATHOL
MA
013310000
 $  22,000.00
 $        21,908.07
 11.600
 $   258.41
   43.137
110906
0.5000

0000021492467
JETER
116 FLEMING ROAD
PACOLET
SC
293720000
 $  40,000.00
 $        39,961.31
   9.600
 $   339.27
   80.000
110905
0.5000

0000021492525
CRAWFORD
999 MC KINLEY AVENUE
STEUBENVILL
OH
439520000
 $  24,000.00
 $        23,757.25
   9.450
 $   309.90
   80.000
60903
0.5000

0000021492624
MCFADDEN
4601 BRUENER AVENUE
SACRAMENTO
CA
958190000
 $  20,000.00
 $        19,952.40
 10.150
 $   216.77
   54.024
111009
0.5000

0000021492681
SILBER
297 SUMMIT AVENUE
SUMMIT
NJ
079010000
 $  38,000.00
 $        37,911.63
 10.400
 $   417.70
   40.500
110916
0.5000

0000021492699
SACHER
7306 FLAG COURT
KLAMATH FAL
OR
976030000
 $  22,900.00
 $        22,689.12
 10.050
 $   246.79
   79.985
110924
0.5000

0000021492756
SURA
155 TROXEL AVENUE
ELKHART
IN
465160000
 $  59,200.00
 $        59,143.35
   9.650
 $   504.28
   80.000
260920
0.5000

0000021492772
BRICE
931 E AVENUE SE
HICKORY
NC
286030000
 $  10,001.00
 $          9,899.55
   9.400
 $   128.87
   38.763
60828
0.5000

0000021492830
EMRICK
9832 INGRAM
LIVONIA
MI
481500000
 $  15,000.00
 $        14,860.66
 10.150
 $   146.25
   78.840
160909
0.5000

0000021492939
CONNEELY
26320 HOBBS ROAD
DENTON
MD
216290000
 $  87,500.00
 $        87,200.00
   9.600
 $   821.34
   83.333
160925
0.5000

0000021492970
DEPERRO
2216 DEER CREEK TRAIL
DEERFIELD B
FL
334420000
 $  30,000.00
 $        29,674.25
 10.150
 $   398.95
   51.543
60901
0.5000

0000021492988
TEVEPAUGH
619 24TH STREET SW
HICKORY
NC
286020000
 $  52,000.00
 $        51,723.68
   9.400
 $   539.87
   72.829
110828
0.5000

0000021493077
CAPONE
10 DANA DRIVE
PLEASANT VA
NY
125690000
 $  17,000.00
 $        16,781.33
 10.150
 $   362.46
   78.336
10927
0.5000

0000021493184
HEINS
6933 W. OAKTON CT
NILES
IL
607140000
 $  21,300.00
 $        21,198.19
 10.150
 $   230.85
   79.944
110903
0.5000

0000021493234
REILLY
2790 LEN DRIVE
BELLMORE
NY
117100000
 $  25,000.00
 $        24,633.91
 10.150
 $   332.46
   68.145
60901
0.5000

0000021493242
ROESER
838 E. PORTSMOUTH DRIVE
FRESNO
CA
937200000
 $  20,000.00
 $        19,904.39
 10.150
 $   216.77
   60.244
110904
0.5000

0000021493317
BILSKI
431 LIVER POOL ROAD
HOBART
IN
463420000
 $  48,370.00
 $        48,144.06
 10.400
 $   531.69
   79.999
110920
0.5000

0000021493325
MULHOLLAND
5 DITTMAR ROAD
FREEHOLD
NJ
077280000
 $  15,450.00
 $        15,409.91
 10.150
 $   150.64
   46.534
160918
0.5000

0000021493374
SULLIVAN
4165 OLD JENNINGS ROAD
MIDDLEBURG
FL
320680000
 $  20,000.00
 $        19,854.67
 10.050
 $   215.54
   80.000
110827
0.5000

0000021493390
WADE
6039 S ELIZABETH STREET
CHICAGO
IL
606360000
 $  48,800.00
 $        48,536.36
   9.350
 $   505.18
   80.000
110924
0.5000

0000021493465
UNDERWOOD
2705 MYNATT ROAD
KNOXVILLE
TN
379180000
 $  36,000.00
 $        36,000.00
   9.150
 $   368.36
   58.064
111125
0.5000

0000021493721
JOHNSON
5030 NW SIMON DRIVE
ALBUQUERQUE
NM
871140000
 $  88,000.00
 $        87,579.39
 10.150
 $   953.75
   79.661
111002
0.5000

0000021493747
WALTON
2116 SNAPFINGER ROAD
DECATUR
GA
300350000
 $  42,000.00
 $        41,879.23
   9.350
 $   387.40
   53.164
160917
0.5000

0000021493754
KING
3247 E. 142ND STREET
CLEVELAND
OH
441200000
 $  59,300.00
 $        59,120.61
   8.950
 $   531.64
   79.066
160924
0.5000

0000021493796
BIRGENSMITH
10218 NE 44TH COURT
VANCOUVER
WA
986860000
 $  25,000.00
 $        24,947.28
 11.450
 $   291.26
   79.223
111004
0.5000

0000021493820
MYERS
2140 VALLEY COURT
WEST LINN
OR
970680000
 $  70,000.00
 $        69,592.08
 10.150
 $   758.67
   74.534
111011
0.5000

0000021493929
MAYES
24 5TH STREET
WEBSTER
MA
015700000
 $  35,000.00
 $        34,702.98
 12.500
 $   512.32
   49.402
60819
0.5000

0000021493937
BENSON
2991 LAGUNA DRIVE
DECATUR
GA
300320000
 $  40,000.00
 $        39,847.78
   9.650
 $   376.78
   58.823
160830
0.5000

0000021493945
FLYNN
2029 SUSSEX LANE
COLORADO SP
CO
809090000
 $  14,500.00
 $        14,422.98
 10.250
 $   158.05
   79.967
110828
0.5000

0000021493952
CORRIGAN
209 S HIGH ST
BRECKENRIDG
CO
804240000
 $  27,690.00
 $        27,424.64
 10.400
 $   372.09
   79.999
60917
0.5000

0000021493978
TAHK
2402 HUMMEL COURT
SAN JOSE
CA
951480000
 $  15,000.00
 $        14,431.52
 10.150
 $   162.58
   77.957
110918
0.5000

0000021494026
WAGGONER
3208 SW SCHOLLS FERRY COU
PORTLAND
OR
972210000
 $  50,000.00
 $        49,761.01
 10.150
 $   541.91
   68.707
110930
0.5000

0000021494042
BRANDT
3419 SE 97TH PLACE
EVERETT
WA
982080000
 $  12,500.00
 $        12,109.82
 10.150
 $   266.52
   74.361
10911
0.5000

0000021494067
LANDERS
341 GARDEN AVENUE
MOUNT VERNO
NY
105530000
 $  85,000.00
 $        84,762.04
   9.450
 $   885.03
   40.476
111016
0.5000

0000021494117
PRATHER
RR1 BOX 181
CAIRO
MO
652390000
 $  51,200.00
 $        51,046.08
   9.000
 $   460.67
   80.000
160905
0.5000

0000021494125
ROSE
19546 BLACK OLIVE LANE
BOCA RATON
FL
334980000
 $  15,000.00
 $        14,853.65
 10.150
 $   199.48
   74.783
60916
0.5000

0000021494158
QUELL
30 MAPLEWOOD AVENUE
WESTPORT
CT
068800000
 $205,000.00
 $      204,101.15
   9.250
 $1,877.53
   71.929
160903
0.5000

0000021494166
POLK
2053 MAPLECREST
MEMPHIS
TN
381160000
 $  42,000.00
 $        41,918.29
 12.300
 $   512.21
   71.320
110930
0.5000

0000021494224
BUTLER
5497 WAYLAND ROAD
RAVENNA
OH
442660000
 $112,000.00
 $      111,941.93
   9.250
 $   921.40
   72.727
110920
0.5000

0000021494232
CROUSE
14840 TODD TRAIL
SPRING HILL
FL
346100000
 $  31,000.00
 $        30,985.22
   9.650
 $   264.07
   73.809
111001
0.5000

0000021494281
SCHUTT
1400 E VOORHIS AVENUE
DELAND
FL
327240000
 $  32,900.00
 $        32,033.13
   9.900
 $   351.54
   70.000
110920
0.5000

0000021494299
ROYAL
15520 W 223RD STREET
SPRINGHILL
KS
660830000
 $  28,000.00
 $        27,866.16
 10.150
 $   303.47
   77.732
111002
0.5000

0000021494307
CELLA
2571 S DENNISON COURT
DENVER
CO
802220000
 $  20,000.00
 $        19,805.58
 10.150
 $   265.97
   74.551
60913
0.5000

0000021494315
PROZE
695 S VERNON AVENUE
SAN JACINTO
CA
925830000
 $  30,000.00
 $        29,911.52
   9.150
 $   272.82
   50.000
160918
0.5000

0000021494349
SHIRLEY
13443 BARBADOS WAY
DEL MAR
CA
920140000
 $  43,600.00
 $        43,543.68
 10.150
 $   425.10
   42.212
161030
0.5000

0000021494372
FINDLEN
2 HOMESTEAD LANE
WINDHAM
ME
040620000
 $  14,700.00
 $        14,665.02
 10.150
 $   159.32
   79.951
111009
0.5000

0000021494398
LEFKOWITZ
11209 SW 111TH STREET
MIAMI
FL
331760000
 $  17,167.00
 $        17,126.33
 10.200
 $   186.59
   79.999
111017
0.5000

0000021494471
BAKER
229 NORTH 200 WEST
PAYSON
UT
846510000
 $  41,754.00
 $        41,754.00
   9.900
 $   446.15
   80.000
111101
0.5000

0000021494521
COY
1201 AMERICAN LEGION RD
EUNICE
NM
882310000
 $  48,000.00
 $        47,881.70
   9.400
 $   444.30
   73.619
160916
0.5000

0000021494596
TAYLOR, JR.
305 ARTERBURN DRIVE
LOUISVILLE
KY
402220000
 $  21,300.00
 $        21,197.27
 10.050
 $   187.72
   72.809
110916
0.5000

0000021494638
GUDGER
 CRAIGTOWN ROAD
ELLIJAY
GA
305400000
 $  53,120.00
 $        52,824.54
   9.100
 $   541.95
   80.000
110910
0.5000

0000021494679
VALENTINE
1821 EBONY DRIVE
YORK
PA
174020000
 $  11,000.00
 $        10,893.05
 10.150
 $   146.29
   75.275
60925
0.5000

0000021494760
SMITH
1545 SE FALCON DR
CLEVELAND
TN
373230000
 $  23,490.00
 $        23,429.06
 10.150
 $   229.03
   74.073
160903
0.5000

0000021494810
ANDREWS
315 CULBERTSON AVENUE
GREENSBURG
PA
156010000
 $  20,000.00
 $        19,894.84
   9.100
 $   204.05
   30.769
110918
0.5000

0000021494828
JENKINS
31 FOX CHASE ROAD
MARLTON
NJ
080530000
 $  84,500.00
 $        84,284.08
   9.400
 $   782.15
   64.503
160827
0.5000

0000021494877
WILLIAMSON
127 KERDA STREET
TAYLORSVILL
NC
286810000
 $  48,000.00
 $        47,754.36
   9.400
 $   498.34
   79.470
110827
0.5000

0000021494919
BRYANT
347 BRUNSWICK AVENUE
HOLDEN BEAC
NC
279580000
 $  36,600.00
 $        36,555.14
 10.550
 $   366.64
   65.454
161102
0.5000

0000021494950
RUTHERFORD
2909 4TH AVENUE
ALTOONA
PA
166020000
 $  73,950.00
 $        73,580.04
   9.650
 $   778.92
   85.000
110923
0.5000

0000021494984
HUGHES
5702 W 177TH AVENUE
LOWELL
IN
463560000
 $  32,891.00
 $        32,733.78
 10.150
 $   356.48
   79.999
110920
0.5000

0000021495056
GIORDANO
16 SUNSET PLACE
NORTH SALEM
NY
105060000
 $  23,000.00
 $        22,689.21
 10.150
 $   249.28
   76.107
110924
0.5000

0000021495205
KODJAVAKIAN
5036 LEE STREET
SKOKIE
IL
600770000
 $139,200.00
 $      138,831.46
   9.000
 $1,120.04
   80.000
110905
0.5000

0000021495213
DISHMAN
4286 WIDGEON CIRCLE
GLOUCESTER
VA
230610000
 $  74,800.00
 $        74,730.65
   9.800
 $   645.40
   46.459
110927
0.5000

0000021495247
SHOPE
8405 HEATHERWOOD LANE
PASADENA
MD
211220000
 $302,600.00
 $      302,600.00
   9.900
 $2,633.20
   85.000
261106
0.5000

0000021495312
GILL
557 EDWARDS ROAD
OXFORD
GA
302670000
 $  30,000.00
 $        29,708.37
 10.150
 $   398.95
   68.859
60925
0.5000

0000021495338
SWEENEY
8834 WEST VALE DRIVE
PHOENIX
AZ
850370000
 $  10,350.00
 $        10,124.13
 10.150
 $   112.18
   61.974
110916
0.5000

0000021495353
RIOS
804 MELANNIE COURT
SAN JOSE
CA
951160000
 $  15,000.00
 $        14,854.17
 10.150
 $   199.48
   73.727
60918
0.5000

0000021495361
MCNUTT
7713 WIDDECOMBE ROAD
POWELL
TN
378490000
 $  54,000.00
 $        53,844.74
   9.350
 $   498.08
   63.529
160909
0.5000

0000021495379
CHANDLER
310 MONTGOMERY AVENUE
ALBERTVILLE
AL
359500000
 $  12,000.00
 $        11,972.09
 10.400
 $   131.91
   50.174
111021
0.5000

0000021495395
ALLEN
6 BREEN LANE
DANNEMORA
NY
129290000
 $  44,100.00
 $        44,045.50
   9.600
 $   374.04
   70.000
110910
0.5000

0000021495437
DALTON
41917 HOLDEN CREEK LANE
SPRINGFIELD
OR
974780000
 $    8,120.00
 $          8,080.69
 10.150
 $   107.99
   79.993
61007
0.5000

0000021495445
WATKINS
1701 WILDEWOOD DRIVE
ARDMORE
OK
734010000
 $  54,000.00
 $        53,861.11
   9.300
 $   557.39
   80.000
111007
0.5000

0000021495460
SCHICK
4653 2ND AVENUE SOUTH
ST PETERSBU
FL
337110000
 $  33,500.00
 $        33,464.01
   9.100
 $   271.97
   69.791
110830
0.5000

0000021495478
SHIVER
 RT 1 BOX 74 SA
WAUCHULA
FL
338730000
 $  68,000.00
 $        67,805.74
   9.400
 $   629.42
   80.000
160923
0.5000

0000021495585
STAFFORD
3126 DOVER STREET
ST. JOSEPH
MO
645060000
 $  66,400.00
 $        65,711.17
   9.000
 $   841.13
   80.000
60923
0.5000

0000021495619
GRIEF
134 S WINDHAM LANE
BLOOMINGDAL
IL
601080000
 $  25,000.00
 $        24,867.36
   9.000
 $   253.57
   11.261
110909
0.5000

0000021495676
PHILLIPS
36118 ZINNIA AVENUE
ZEPHYRHILLS
FL
335410000
 $  11,300.00
 $        11,091.21
 10.050
 $   121.78
   78.444
110826
0.5000

0000021495742
MCDONNELL
37426 SE MICHAELS ROAD
ESTACADA
OR
970230000
 $218,400.00
 $      218,300.78
   9.875
 $1,896.48
   72.800
111001
0.5000

0000021495759
TERRY
 P.O. BOX 164
MANSON
NC
275530000
 $  41,600.00
 $        41,390.95
   9.600
 $   436.92
   80.000
111001
0.5000

0000021495767
WALKER
610 MAPLEHURST DRIVE
NORTH VERSA
PA
151370000
 $  39,000.00
 $        38,942.34
   9.100
 $   353.41
   66.101
160927
0.5000

0000021495825
JAMISON
2649 SAM ROAD
JACKSONVILL
FL
322160000
 $  56,000.00
 $        55,836.93
   9.250
 $   512.89
   80.000
160830
0.5000

0000021495874
GRIFFITH
1455 PICKETT CREEK ROAD
GRANTS PASS
OR
975270000
 $  70,000.00
 $        69,936.14
   9.875
 $   607.85
   45.901
110901
0.5000

0000021495882
PROCTOR
704 JOHNSON STREET
BOISE
ID
837050000
 $  50,235.00
 $        50,121.91
 10.750
 $   563.11
   69.999
111014
0.5000

0000021495908
BROWN
142 FARRELL STREET
SOMERSET
NJ
088730000
 $136,000.00
 $      135,934.50
   9.600
 $1,153.50
   85.000
110918
0.5000

0000021495916
ACKERMAN
10740 SW 105TH STREET
OCALA
FL
344810000
 $  49,100.00
 $        48,873.79
 10.550
 $   544.28
   68.194
110916
0.5000

0000021495981
SLADE
1221 S STREET, NW
WASHINGTON
DC
200090000
 $  16,000.00
 $        15,602.63
   9.990
 $   211.36
   17.391
60729
0.5000

0000021496005
LOVE
835 CEDARDALE DRIVE
LAS CRUCES
NM
880050000
 $112,800.00
 $      112,465.22
   9.100
 $1,022.16
   80.000
160910
0.5000

0000021496039
FORD
37 HOWARD STREET
VINELAND
NJ
083600000
 $  76,000.00
 $        75,771.28
   8.990
 $   683.31
   78.756
160828
0.5000

0000021496104
DOCKERY
627 N PARKSIDE
CHICAGO
IL
606440000
 $  59,500.00
 $        59,422.86
 10.150
 $   528.77
   85.000
260905
0.5000

0000021496146
THORNE
3 PANAVISTA CIRCLE
YERINGTON
NV
894470000
 $  10,623.00
 $        10,571.74
 10.050
 $   114.49
   79.999
110927
0.5000

0000021496161
WHITCOMB
4620 SE 45TH AVE
PORTLAND
OR
972060000
 $  29,434.00
 $        29,363.95
 10.150
 $   319.01
   76.583
111009
0.5000

0000021496187
PRICE
1721 SUGAR LOAF DRIVE
SANDY
UT
840920000
 $  85,000.00
 $        84,488.12
   9.100
 $   867.20
   63.909
110903
0.5000

0000021496203
GRIER
11009 S WALLACE STREET
CHICAGO
IL
606280000
 $  64,000.00
 $        63,884.43
   9.338
 $   530.60
   80.000
261004
0.5000

0000021496211
CHESTNUT
1499 CHESTNUT ROAD
ELGIN
SC
290450000
 $  32,000.00
 $        31,905.62
   9.150
 $   291.01
   49.230
160917
0.5000

0000021496302
LANDREE
2017 LINDEN AVENUE
WAUKEGAN
IL
600870000
 $  33,180.00
 $        33,092.80
 10.050
 $   321.30
   70.716
160918
0.5000

0000021496336
HERTZ
520 SEA GROVE LOOP
LINCOLN CIT
OR
973670000
 $  65,000.00
 $        64,808.31
   9.150
 $   591.11
   54.166
160927
0.5000

0000021496369
DURKEE
5511 OAK PLACE
BETHESDA
MD
208170000
 $  58,600.00
 $        58,448.60
   9.250
 $   603.11
   75.890
111015
0.5000

0000021496385
FENTON
96 HAWKINS ROAD
VINCENTOWN
NJ
080880000
 $  95,500.00
 $        95,418.70
 10.200
 $   852.23
   73.461
260912
0.5000

0000021496427
BROOKS
18770 SE 19TH PLACE
SILVER SPRI
FL
344880000
 $  52,000.00
 $        51,733.89
   9.400
 $   539.87
   80.000
110913
0.5000

0000021496450
RIDDICK
 ROUTE 2 BOX 41
GATESVILLE
NC
279380000
 $  36,125.00
 $        36,024.40
   9.600
 $   339.10
   85.000
160930
0.5000

0000021496500
WATERFORD
13170 BRYNWOOD COURT
HERNDON
VA
220710000
 $151,200.00
 $      151,027.17
   8.800
 $1,194.90
   80.000
110909
0.5000

0000021496575
CLELLAND
7 CENTER STREET
NORTHPORT
NY
117680000
 $  22,470.00
 $        22,361.60
 10.050
 $   242.16
   76.330
110828
0.5000

0000021496583
HALL
13321 CROOM ROAD
UPPER MARLB
MD
207720000
 $132,000.00
 $      131,855.93
 10.950
 $1,252.09
   66.000
260726
0.5000

0000021496609
SMITH
1317 OLD HWY 601
MT AIRY
NC
270300000
 $  25,000.00
 $        24,776.13
 10.250
 $   302.40
   62.656
80904
0.5000

0000021496617
WILLIAMS
1401 JEFFERSON RD
FORT WASHIN
MD
207440000
 $107,950.00
 $      107,826.96
 10.750
 $1,007.70
   85.000
110806
0.5000

0000021496641
WILT
4687 NE DUCHESS CT
SALEM
OR
973010000
 $  15,000.00
 $        14,926.87
 10.150
 $   162.58
   63.017
111021
0.5000

0000021496666
BENDER
419 W RACE STREET
STOWE
PA
194640000
 $  64,300.00
 $        64,035.38
   9.750
 $   609.90
   82.435
160729
0.5000

0000021496674
EDWARDS
3001 20TH ST N.E.
WASHINGTON
DC
200180000
 $  64,000.00
 $        63,723.01
 10.500
 $   638.97
   48.120
160805
0.5000

0000021496690
MORSE
18 OAKDALE AVENUE
MILFORD
CT
064600000
 $  90,000.00
 $        89,342.54
   9.100
 $   815.56
   75.000
160827
0.5000

0000021496708
SILVA
605 NORTH STREET
SYRACUSE
IN
465670000
 $  22,500.00
 $        22,446.95
 10.250
 $   245.24
   79.463
111007
0.5000

0000021496716
COLLINS
3148 CHESTNUT RIDGE ROAD
MT. AIRY
NC
270300000
 $  40,969.00
 $        40,553.44
   9.400
 $   527.89
   69.556
60923
0.5000

0000021496732
BIERBAUM
113 COXE DRIVE
GREENVILLE
SC
296090000
 $128,000.00
 $      127,648.12
   9.700
 $1,209.90
   77.575
160924
0.5000

0000021496765
MOORE
2431 KEYWORTH AVE
BALTIMORE
MD
212150000
 $  48,000.00
 $        47,649.33
   9.990
 $   515.52
   80.000
110806
0.5000

0000021496781
MCKINNEY
1514 WHITE PLACE S.E.
WASHINGTON
DC
200200000
 $  57,600.00
 $        57,550.49
 12.040
 $   594.26
   80.000
260805
0.5000

0000021496807
TERRELL
2731 NW TERRELL STREET
ARCADIA
FL
338640000
 $  29,600.00
 $        29,569.83
   9.350
 $   245.66
   80.000
110903
0.5000

0000021496831
BEVERLY
4237 BRUNSWICK DRIVE
PRICHARD
AL
366100000
 $  18,140.00
 $        18,140.00
 10.150
 $   196.61
   79.985
111104
0.5000

0000021496856
QUILL
1007 SOUTH BROOM STREET
WILMINGTON
DE
198050000
 $  69,600.00
 $        69,237.34
   9.200
 $   714.24
   80.000
110906
0.5000

0000021496963
ARCHULETA
4672 WEST 4695 SOUTH
WEST VALLEY
UT
841200000
 $  45,000.00
 $        44,756.95
   8.800
 $   451.09
   37.037
110901
0.5000

0000021497045
KOWALCZYK
18 SADDLEBROOK DRIVE
SEWELL
NJ
080800000
 $  25,000.00
 $        24,621.32
 10.150
 $   332.46
   73.805
60913
0.5000

0000021497078
PETINE
16 DAVERN AVENUE
HAZLET
NJ
077350000
 $  26,450.00
 $        26,450.00
   9.850
 $   281.82
   78.829
111119
0.5000

0000021497169
KOMALA
3850 TOWAMENSING TRAIL
AQUASHICOLA
PA
180120000
 $  11,644.00
 $        11,583.78
 10.600
 $   129.44
   69.999
111002
0.5000

0000021497409
MAZIAR
1182 HIDDEN RIDGE LANE
ATLANTA
GA
303380000
 $  38,300.00
 $        38,121.09
 10.400
 $   421.00
   79.979
110924
0.5000

0000021497490
IRVING
17206 S. PRINCE DRIVE
SOUTH HOLLA
IL
604730000
 $  15,000.00
 $        14,964.29
 10.150
 $   162.58
   55.150
111011
0.5000

0000021497516
BLOCK
6622 KRYCUL AVENUE
RIVERVIEW
FL
335690000
 $  51,000.00
 $        50,733.06
   9.150
 $   521.84
   73.913
110916
0.5000

0000021497524
WALTER
1564 E 300 SOUTH
COLUMBIA CI
IN
467250000
 $  40,000.00
 $        39,787.79
   9.000
 $   405.71
   80.000
110909
0.5000

0000021497540
WALKER
314 NAVAL BASE ROAD
NORFOLK
VA
235030000
 $  48,000.00
 $        47,852.04
   8.800
 $   425.72
   73.846
160914
0.5000

0000021497557
KRAUSE
626 DEBRA DRIVE
DES PLAINES
IL
600160000
 $  15,000.00
 $        14,456.42
 10.350
 $   321.30
   45.936
10930
0.5000

0000021497599
BUTLER
629 CONCORD STREET
NEW MILFORD
NJ
076460000
 $  20,000.00
 $        19,904.39
 10.150
 $   216.77
   78.456
110923
0.5000

0000021497698
TAGG
1025 25TH AVENUE
SEASIDE
OR
971380000
 $    7,000.00
 $          6,930.08
 11.250
 $     80.67
   60.437
110930
0.5000

0000021497755
COOPER
629 N HILLSIDE DRIVE
ALPINE
UT
840040000
 $  30,000.00
 $        29,859.86
 10.400
 $   329.77
   77.860
110920
0.5000

0000021497763
ELLIOTT
540 DEVEREUAX ROAD
CONCORD
NC
280260000
 $  21,500.00
 $        21,444.21
 10.150
 $   209.63
   51.897
160918
0.5000

0000021497789
TRUJILLO
268 E BROWNING AVENUE
SALT LAKE C
UT
841150000
 $  20,000.00
 $        19,953.48
 10.400
 $   219.85
   74.259
111022
0.5000

0000021497821
POCOCK
500 E PATY CIRCLE
SANDY
UT
840700000
 $  17,107.00
 $        16,654.66
   9.450
 $   358.87
   14.875
10924
0.5000

0000021497839
BENAVIDES
2801 W WESLEY AVENUE
DENVER
CO
802190000
 $  89,600.00
 $        89,311.25
   9.100
 $   811.93
   80.000
160909
0.5000

0000021497862
PUA
4765 S. MEADOW WOOD WAY
SALT LAKE C
UT
841180000
 $  85,000.00
 $        84,895.32
   9.500
 $   714.73
   76.576
260911
0.5000

0000021497987
DIAZ
261-27 69TH AVENUE
GLEN OAKS
NY
110040000
 $198,000.00
 $      197,264.62
   9.250
 $1,628.90
   73.880
260329
0.5000

0000021497995
HUFFMAN
517 HELM DRIVE
NEWPORT NEW
VA
236020000
 $  65,800.00
 $        65,247.79
   9.690
 $   621.53
   70.000
160426
0.5000

0000021498035
BOUCHEY
PO BOX 40
LIMINGTON
ME
040490000
 $  56,000.00
 $        55,962.00
 11.250
 $   543.91
   74.666
111001
0.5000

0000021498084
GRIER
8217 35TH AVE SOUTHWEST
SEATLE
WA
981260000
 $  20,400.00
 $        20,351.00
 10.050
 $   219.85
   77.195
111015
0.5000

0000021498118
DI COSTANZO
181 SCHARER STREET
NORTHVALE
NJ
076470000
 $  19,700.00
 $        19,647.76
 10.050
 $   190.77
   79.933
160909
0.5000

0000021498233
SCIRIA
530 CLINTON STREET
BROOKLYN
NY
112310000
 $102,210.00
 $      101,986.48
 11.450
 $1,086.48
   74.907
160930
0.5000

0000021498241
YEATS
234 1/2 WEST FIRST AVE
ROSELLE
NJ
072030000
 $  60,000.00
 $        59,189.79
 11.000
 $   681.96
   60.000
110504
0.5000

0000021498282
WILLIAMS
573 WILLIAM ELLERY STREET
ORANGE PARK
FL
320730000
 $  68,800.00
 $        68,696.32
   8.950
 $   616.81
   80.000
161017
0.5000

0000021498308
DUNLAP
15774 COWFACE ROAD
LOWELL
AR
727450000
 $  14,544.00
 $        14,509.07
 10.050
 $   156.74
   76.441
110930
0.5000

0000021498332
BUSS
8454 TURTLE CREEK CIRCLE
LAS VEGAS
NV
891130000
 $  25,000.00
 $        24,934.30
 10.050
 $   242.09
   59.878
160923
0.5000

0000021498340
HANCOCK
4312 GIFFORD AVENUE
CLEVELAND
OH
441090000
 $  76,500.00
 $        76,500.00
   8.900
 $   610.04
   85.000
111114
0.5000

0000021498365
CAPUTO
 115-25 237TH STREET
TONW OF HEM
NY
110030000
 $  83,500.00
 $        83,245.46
   9.100
 $   756.65
   53.184
160911
0.5000

0000021498399
CHADWICK
6955 ANDERSON LAKE RD
DAWSONVILLE
GA
305340000
 $  20,750.00
 $        20,703.40
 12.250
 $   217.44
   79.705
110830
0.5000

0000021498431
PECORA
506 D LAKE SHORE DRIVE
ALBRIGHTSVI
PA
182100000
 $  71,000.00
 $        70,816.56
   9.250
 $   730.73
   63.963
111001
0.5000

0000021498498
KWILAS
1202 RIDGEWOOD LANE
PICAYUNE
MS
394660000
 $  54,800.00
 $        54,671.13
 10.900
 $   561.92
   80.000
160901
0.5000

0000021498506
GRAY
551 MAGNOLIA AVENUE
JACKSONVILL
FL
322590000
 $  49,500.00
 $        49,282.94
   9.250
 $   453.36
   21.710
160830
0.5000

0000021498555
WILSON
607 JOHNSON AVENUE
FRANKLIN
IN
461310000
 $  55,200.00
 $        54,913.66
   9.250
 $   568.12
   80.000
110909
0.5000

0000021498571
COCRAN
2758 MARY STREET
SLIDELL
LA
704580000
 $  15,000.00
 $        14,926.30
   9.850
 $   159.82
   24.193
110915
0.5000

0000021498589
JACKSON
7216 RICHARDSON ROAD
JACKSONVILL
FL
322090000
 $  60,000.00
 $        59,827.49
   9.350
 $   553.42
   50.000
160827
0.5000

0000021498605
CAMPBELL
9410 VARNA AVENUE
ARLETA
CA
913310000
 $    7,644.00
 $          7,625.64
 10.050
 $     82.38
   34.326
111011
0.5000

0000021498621
COX
35011 35013 GENEVA ROAD
TOWNSHIP OF
WI
531050000
 $  25,000.00
 $        24,946.03
 11.200
 $   287.30
   73.186
111025
0.5000

0000021498639
BRAYWOOD
102 ST JAMES CT
ELKTON
MD
219210000
 $  29,000.00
 $        28,626.00
 10.050
 $   616.88
   78.792
11017
0.5000

0000021498647
SAMPLE
108 NORTH SHERMAN
SEYMOUR
IL
618750000
 $  57,600.00
 $        57,427.34
   9.250
 $   527.54
   80.000
160903
0.5000

0000021498696
STRAUSS,  II
1123 JADE DRIVE
ENDICOTT
NY
137600000
 $121,100.00
 $      121,013.97
 10.150
 $1,076.19
   70.000
111008
0.5000

0000021498704
FOWLER
7194 YAGER ROAD
DURHAMVILLE
NY
130540000
 $  41,000.00
 $        40,808.48
 10.400
 $   450.68
   66.129
110828
0.5000

0000021498738
SOLORIO
16430 ELIZABETH STREET
BRIGHTON
CO
806010000
 $  62,000.00
 $        61,951.56
 10.600
 $   571.78
   77.663
261023
0.5000

0000021498746
WILLIAMS
259 CAMBRIDGE AVENUE
DECATUR
GA
300300000
 $  32,000.00
 $        31,879.73
 10.450
 $   318.41
   48.484
160827
0.5000

0000021498761
WINFIELD
567 DALLAS STREET
GARY
IN
464060000
 $  30,200.00
 $        30,137.51
 11.650
 $   355.68
   60.400
111015
0.5000

0000021498811
JACKSON
9909 FRANKLIN ST
LANHAM
MD
207060000
 $125,600.00
 $      124,344.56
   9.750
 $1,330.56
   80.000
110725
0.5000

0000021498837
TAYLOR
448 BIRCH DRIVE
GLENWOOD
IL
604250000
 $  20,000.00
 $        19,806.12
 10.200
 $   266.53
   78.586
60917
0.5000

0000021498845
STORY
67 COUNTY ROAD 733
CULLMAN
AL
350550000
 $  44,000.00
 $        43,873.49
   9.350
 $   405.84
   80.000
160916
0.5000

0000021498852
BRICKER
2929 FIVE CEMETARY ROAD
MANSFIELD
MO
657040000
 $  70,640.00
 $        70,453.32
   9.000
 $   716.48
   80.000
110925
0.5000

0000021498894
GILMORE
6711 76TH PLACE
COMMERCE CI
CO
800220000
 $  56,100.00
 $        55,825.67
   9.900
 $   599.43
   85.000
110901
0.5000

0000021498928
AUDI
43 WARRENTON STREET
SPRINGFIELD
MA
011090000
 $  58,400.00
 $        58,310.43
   9.050
 $   527.32
   80.000
160930
0.5000

0000021498944
CLARK
6170 UNION DRIVE
PRESCOTT VA
AZ
863140000
 $    8,030.00
 $          8,011.14
 10.300
 $     87.78
   79.999
110925
0.5000

0000021498985
MCDEVITT
10 RUSSELL COURT
WOBURN
MA
018010000
 $  43,000.00
 $        42,823.68
 11.800
 $   510.56
   19.369
110903
0.5000

0000021498993
COLE
1121 MYRTLE AVE BLDG5 #55
CHARLOTTE
NC
282030000
 $  41,600.00
 $        40,601.87
 10.500
 $   459.85
   80.000
110720
0.5000

0000021499066
MUSE
805 EAST IOWA
INDIANAPOLI
IN
462030000
 $  27,300.00
 $        26,982.84
 10.600
 $   303.47
   70.000
110604
0.5000

0000021499090
LOPEZ-KENYON
13737 S ILLINOIS STREET
RIVERDALE
IL
606270000
 $  70,000.00
 $        69,948.73
 10.900
 $   661.35
   65.420
260905
0.5000

0000021499157
KARL
6608 VAN BUREN AVENUE
HAMMOND
IN
463240000
 $  73,950.00
 $        73,583.40
   9.750
 $   783.40
   85.000
110918
0.5000

0000021499199
MC COMAS
9235 LINCOLN ROAD
ST. CLOUD
FL
347730000
 $  33,000.00
 $        32,967.74
   9.550
 $   278.69
   68.750
110829
0.5000

0000021499280
MUSE
3651 CARSON AVENUE
INDIANAPOLI
IN
462270000
 $  46,550.00
 $        46,009.21
 10.600
 $   517.46
   70.000
110604
0.5000

0000021499314
O'DONNELL
16 CORDELIA AVENUE
WESTVILLE
NJ
080930000
 $  69,500.00
 $        69,291.20
   9.950
 $   607.35
   78.089
260830
0.5000

0000021499348
MACK
4533 WHEATLEY STREET
ORLANDO
FL
328110000
 $  29,500.00
 $        29,364.71
 10.600
 $   327.93
   46.456
110917
0.5000

0000021499421
VENDEL
14 SHADY REST BOULEVARD
NEWTOWN
CT
064700000
 $  24,700.00
 $        24,580.85
 10.050
 $   266.19
   71.486
110916
0.5000

0000021499504
GARCIA
2410 AVENUE B
CARLSBAD
NM
882200000
 $  29,750.00
 $        29,677.20
   9.850
 $   316.98
   85.000
111009
0.5000

0000021499561
JOHNSON,  IV
545 LAKEMONT COURT
ROSWELL
GA
300750000
 $  28,000.00
 $        27,632.75
 10.050
 $   301.75
   61.329
111002
0.5000

0000021499595
MOYA
28 E RAMADA WAY
SANTA FE
NM
875050000
 $  62,400.00
 $        62,369.62
   9.550
 $   526.98
   80.000
111001
0.5000

0000021499611
MONCLOVA
380 E. MILLSTREAM ROAD
CREAM RIDGE
NJ
085140000
 $  30,000.00
 $        29,870.48
 11.250
 $   345.71
   73.494
110930
0.5000

0000021499629
LONG
19106 E MILAN CIRCLE
AURORA
CO
800130000
 $  80,800.00
 $        80,558.16
   9.100
 $   732.19
   80.000
160911
0.5000

0000021499637
STEVENS
204 MCCOLLUM DRIVE
FOREST CITY
AR
723350000
 $  36,000.00
 $        35,921.19
 11.050
 $   410.31
   48.297
111007
0.5000

0000021499652
FLEMING
6705 HANCOCK AVE
ST LOUIS
MO
631390000
 $  63,750.00
 $        63,690.26
   9.750
 $   547.72
   85.000
110917
0.5000

0000021499660
STUHMER
 RR3 BOX 89
PETERSBURG
IL
626750000
 $120,000.00
 $      119,879.53
   9.450
 $1,004.66
   80.000
110903
0.5000

0000021499686
THOMAS
4754 W 4000 NORTH ROAD
KANKAKEE
IL
609010000
 $  95,000.00
 $        94,516.06
   9.450
 $   989.15
   50.000
110906
0.5000

0000021499728
HAMEL
6622 E. CALLE HERCULO
TUCSON
AZ
857100000
 $  11,000.00
 $        10,946.93
 10.050
 $   118.55
   64.622
110923
0.5000

0000021499785
HELMS
1508 DOVER STREET
MONROE
NC
281100000
 $  33,915.00
 $        33,907.22
 10.500
 $   310.24
   81.722
110720
0.5000

0000021499793
FALZONE
1305 CASTLE AVENUE
PHILADELPHI
PA
191480000
 $  60,000.00
 $        60,000.00
 11.900
 $   656.48
   69.703
161004
0.5000

0000021499827
PARKS
1895 ROXBURY ROAD
EAST CLEVEL
OH
441120000
 $  31,475.00
 $        31,377.40
 14.700
 $   434.08
   75.000
111001
0.5000

0000021499835
HEYWARD
780 SEAMAN LANE
JOHNS ISLAN
SC
294550000
 $  33,330.00
 $        33,036.17
   9.250
 $   403.27
   60.600
70904
0.5000

0000021499843
BARKER
2145 IVY COURT
CUMMING
GA
301310000
 $  21,360.00
 $        20,601.60
 10.050
 $   230.19
   79.999
110930
0.5000

0000021499868
NAIL
2337 COUNTY ROAD 1545
CULLMAN
AL
350550000
 $  44,000.00
 $        43,777.88
   9.550
 $   460.79
   69.841
110923
0.5000

0000021499942
BARKMAN
440 E 23RD ST. UNIT 1118
MIAMI
FL
330130000
 $  27,500.00
 $        26,584.68
 10.750
 $   308.27
   55.000
110725
0.5000

0000021499967
SICKON
14343 FREEDOM ROAD
KIMBOLTON
OH
437490000
 $  39,525.00
 $        39,506.55
   9.750
 $   339.59
   85.000
110925
0.5000

0000021500004
THOMAS
609 S LIME STREET
LANCASTER
PA
176020000
 $  57,600.00
 $        57,432.28
   9.250
 $   527.54
   80.000
160918
0.5000

0000021500038
BOWER
15 NEVADA STREET
WINTHROP
MA
021520000
 $  25,000.00
 $        24,879.41
 10.050
 $   269.42
   64.202
111004
0.5000

0000021500087
ACHSTETTER
22 TECUMSEH ROAD
SAGAMORE BE
MA
025620000
 $112,000.00
 $      111,831.24
   8.950
 $1,004.10
   57.435
161010
0.5000

0000021500095
BERRY
700 BRISTOL COURT
GREENWOOD
IN
461430000
 $112,000.00
 $      111,803.00
   9.250
 $   921.40
   77.241
260905
0.5000

0000021500103
ROHLEDER
518 A INDIAN HILLS ROAD
FONTANA
WI
531250000
 $  15,000.00
 $        14,858.15
 10.350
 $   164.42
   48.863
110916
0.5000

0000021500145
ELSTAD
5857 ONEKA LAKE BOULEVARD
HUGO
MN
550380000
 $  17,000.00
 $        16,955.33
 10.050
 $   164.62
   76.735
160909
0.5000

0000021500194
DAVIS
4036 10TH ST
TUSCALOOSA
AL
354010000
 $    6,500.00
 $          6,440.68
 11.250
 $     90.46
   31.697
60924
0.5000

0000021500210
HARRIS
207 MILLER CHAPEL ROAD
SALISBURY
NC
281440000
 $  23,808.00
 $        23,693.14
 10.050
 $   256.58
   74.226
110910
0.5000

0000021500244
COPLEY
2027 BOOTH QUILLEN ROAD
ASHLAND
KY
411020000
 $  29,999.00
 $        29,750.20
   9.000
 $   269.91
   66.664
160918
0.5000

0000021500319
LONG
2357 IROLL AVE
CITY OF CIN
OH
452250000
 $  11,300.00
 $        11,272.86
 10.050
 $   121.78
   57.219
111021
0.5000

0000021500327
WILSON
2201 APACHE STREET
CITY OF CHE
WY
820090000
 $  12,500.00
 $        12,469.81
 10.350
 $   137.02
   69.591
111021
0.5000

0000021500335
JONES
9973 S CAMPUS WAY
UPPER MARLB
MD
207720000
 $  73,770.00
 $        73,665.90
   9.750
 $   633.80
   67.063
110801
0.5000

0000021500343
REIS
108 OSCEOLA AVENUE
WARWICK
RI
028880000
 $  11,000.00
 $        10,948.37
 10.350
 $   120.58
   79.152
110911
0.5000

0000021500434
REEVES
621 FERNDALE STREET
MAPLEWOOD
MN
551190000
 $  10,000.00
 $          9,932.15
 10.050
 $   107.77
   55.357
110916
0.5000

0000021500442
SPIERING
1132 N WALNUT
DANVILLE
IL
618320000
 $  52,700.00
 $        52,438.74
   9.750
 $   558.29
   85.000
110910
0.5000

0000021500467
LEE,  JR
138 CEMETERY LANE
WILLIAMSBUR
VA
231850000
 $126,000.00
 $      124,970.86
   8.750
 $1,259.31
   70.000
110909
0.5000

0000021500475
SMITH
2843 LEWIS AVENUE
IDA
MI
481400000
 $  64,000.00
 $        63,835.39
   9.300
 $   660.61
   80.000
111002
0.5000

0000021500509
JAKUBOWSKI
8731 W BETTY ELYSE LANE
PEORIA
AZ
853820000
 $  13,500.00
 $        13,313.06
 10.050
 $   178.78
   67.007
60927
0.5000

0000021500525
BARREIRO
20 MADISON DRIVE
HUDSON
NH
030510000
 $  94,000.00
 $        93,749.74
   8.950
 $   950.62
   77.685
111001
0.5000

0000021500608
BREEDEN
 RT 2, BOX 354D
ELKTON
VA
228270000
 $  20,000.00
 $        19,903.52
 10.050
 $   215.54
   61.993
110913
0.5000

0000021500640
MARTINEZ
605 ABE STREET
JOLIET
IL
604320000
 $  48,500.00
 $        48,089.14
   9.950
 $   519.71
   64.666
110909
0.5000

0000021500673
LEE
8374 POLO CROSSE AVENUE
SACRAMENTO
CA
958290000
 $  30,330.00
 $        30,033.13
 10.050
 $   401.66
   79.999
60923
0.5000

0000021500699
STEVENS
1217 N 6TH STREET
BOISE
ID
837020000
 $  35,000.00
 $        34,968.23
   9.900
 $   304.57
   77.899
110901
0.5000

0000021500723
OLSON
728 NORTH 500 EAST
PLEASANT GR
UT
840620000
 $  29,000.00
 $        28,810.12
 10.050
 $   312.53
   77.112
110918
0.5000

0000021500897
NIPPLE
5507 SIRE CROSSING COURT
GIBSONVILLE
NC
272490000
 $  42,500.00
 $        42,176.89
   9.550
 $   445.08
   61.594
110909
0.5000

0000021500913
MEARS
6644 IRA LOU ROAD
JACKSONVILL
FL
322540000
 $  28,000.00
 $        27,858.64
   9.550
 $   293.23
   80.000
110911
0.5000

0000021500939
ROBERTSON
1735 BENNETT ROAD
ST AUGUSTIN
FL
320920000
 $  56,000.00
 $        55,717.30
   9.550
 $   586.46
   80.000
110924
0.5000

0000021500947
UTTLEY
1291 CLARET COURT
FORT MYERS
FL
339190000
 $400,000.00
 $      399,646.37
   9.950
 $3,495.52
   77.821
260918
0.5000

0000021500962
BLAKE
1811 RAWLINGS STREET
RICHMOND
VA
232310000
 $  24,500.00
 $        24,427.27
   9.100
 $   222.02
   46.226
160920
0.5000

0000021501002
HIGSON
39 FRANK STREET
ACUSHNET
MA
027430000
 $  90,000.00
 $        89,621.99
   9.600
 $   844.81
   70.312
160903
0.5000

0000021501036
STILES
63 STEARNS ROAD
AMHERST
NH
030310000
 $  71,200.00
 $        70,920.00
 10.100
 $   691.82
   80.000
160812
0.5000

0000021501051
GILLEN
626 FREDERICK STREET
RIDGEWOOD
NJ
074500000
 $  20,000.00
 $        19,742.06
 10.050
 $   425.44
   60.024
10930
0.5000

0000021501226
MCGOVERN
3315 NE 41ST AVENUE
PORTLAND
OR
972120000
 $  32,000.00
 $        32,000.00
   9.850
 $   305.64
   69.307
161122
0.5000

0000021501259
CASTIGLIONE
2400 BECKER COURT
MODESTO
CA
953580000
 $  35,000.00
 $        34,915.94
 10.050
 $   377.19
   72.716
111015
0.5000

0000021501267
GONZALES
124 DE TEVES
TAOS
NM
875710000
 $  20,000.00
 $        19,904.30
 10.350
 $   268.20
   54.808
60927
0.5000

0000021501291
THOMPSON
193 WEST 4650 SOUTH
OGDEN
UT
844090000
 $  20,000.00
 $        20,000.00
 11.150
 $   229.21
   78.688
111015
0.5000

0000021501333
SANTOS
101 LUDINGTONVILLE RD
KENT
NY
125310000
 $  24,000.00
 $        23,884.24
 10.050
 $   258.64
   63.657
110930
0.5000

0000021501432
ST JOHN
86 GEORGE STREET
NORTH ATTLE
MA
027600000
 $111,700.00
 $      111,593.10
   9.650
 $   951.49
   61.038
260916
0.5000

0000021501457
NELSON
806 SW 18TH ST
AUSTIN
MN
559120000
 $  32,500.00
 $        32,182.25
 10.050
 $   430.40
   79.542
60927
0.5000

0000021501473
COBB
20001 CLEVELAND
BELTON
MO
640120000
 $  29,000.00
 $        28,860.11
 10.050
 $   312.53
   70.514
110923
0.5000

0000021501481
SHARPE
309 WOODSTREAM DRIVE
GASTONIA
NC
280520000
 $  61,000.00
 $        60,692.06
   9.550
 $   638.82
   73.493
110918
0.5000

0000021501515
ROACH
1363 HILLSIDE DR
DALLAS
GA
301320000
 $  23,300.00
 $        23,137.61
 10.050
 $   251.10
   77.665
110916
0.5000

0000021501580
HALVORSEN
25608 HARBORVIEW ROAD
PORT CHARLO
FL
339800000
 $  27,000.00
 $        26,973.05
   9.450
 $   226.05
   60.000
260904
0.5000

0000021501630
NELSON
11796 SE BECKMAN AVENUE
MILWAUKIE
OR
972220000
 $  31,240.00
 $        31,163.06
 10.550
 $   312.95
   69.999
160926
0.5000

0000021501648
COFFEY
6 FLAT SWAMP ROAD
NEWTOWN
CT
064700000
 $  13,497.00
 $        13,365.05
 10.050
 $   178.74
   79.999
60924
0.5000

0000021501655
BICKFORD
3400 WOOSTER ROAD #404
ROCKY RIVER
OH
441160000
 $  60,000.00
 $        59,924.23
   9.450
 $   502.33
   80.000
110919
0.5000

0000021501663
SCHOEN
4817 GATEWAY DRIVE
MEDINA
OH
442560000
 $  25,211.00
 $        25,144.75
 10.050
 $   244.13
   79.999
160916
0.5000

0000021501671
SABELLA
25 WOODBINE DRIVE
EAST HAMPTO
NY
119370000
 $  35,000.00
 $        34,831.17
 10.050
 $   377.19
   74.395
110930
0.5000

0000021501697
CLARK
338 LYME STREET
HARTFORD
CT
061120000
 $  26,900.00
 $        26,615.82
   8.750
 $   237.72
   31.647
160905
0.5000

0000021501754
HALL
3018 SOURWOOD ROAD
GREENSBORO
NC
274080000
 $  36,000.00
 $        35,983.73
   9.900
 $   313.27
   31.578
111015
0.5000

0000021501762
NAGLE
821 WHITE STAG LANE
CANTON
GA
301140000
 $  19,000.00
 $        18,858.14
 10.050
 $   204.76
   76.075
110913
0.5000

0000021501846
MATHES
8420 BETHEL BURLEY ROAD
PORT ORCHAR
WA
983660000
 $    6,000.00
 $          5,985.58
 10.050
 $     64.67
   65.984
111008
0.5000

0000021501945
BINGER
908 BRYANT AVENUE
CREIGHTON
NE
687290000
 $  14,000.00
 $        13,934.30
 10.350
 $   153.46
   77.521
110916
0.5000

0000021501960
BAITY
 ROUTE 1, BOX 190
LETOHATCHEE
AL
360470000
 $  20,000.00
 $        19,481.96
 10.050
 $   425.44
   66.956
10930
0.5000

0000021502075
TROYANO
206 ST.ALBANS COURT
CHESTER SPR
PA
192450000
 $  35,000.00
 $        34,825.53
 10.050
 $   377.19
   79.854
110916
0.5000

0000021502125
BATTY
163 WASHINGTON AVENUE
FORESTON
MN
563300000
 $  52,000.00
 $        51,802.40
   9.300
 $   600.60
   80.000
80925
0.5000

0000021502133
HAYWOOD
77 DELMAR PLACE
IRVINGTON
NJ
071110000
 $  95,000.00
 $        94,703.53
   9.550
 $   888.63
   82.608
160920
0.5000

0000021502158
BRYANT
704-A GREEN PASTURES
LUGOFF
SC
290780000
 $  24,800.00
 $        24,737.36
   9.500
 $   258.97
   80.000
111001
0.5000

0000021502166
ROUSH
33501 ARTHUR DRIVE
ZEPHYRHILLS
FL
335430000
 $  41,200.00
 $        40,873.32
   9.550
 $   431.47
   80.000
110924
0.5000

0000021502208
CHIANTARETTO
 R R 95 N BOX 146
TENSED
ID
838700000
 $  64,000.00
 $        63,471.03
   8.800
 $   721.15
   80.000
80920
0.5000

0000021502224
CLAYPOOL
1133 WESTERN AVENUE
FREMONT
OH
434200000
 $  33,575.00
 $        33,235.52
   9.500
 $   434.46
   85.000
60909
0.5000

0000021502240
PIORKOWSKI
60 72 56TH STREET
QUEENS
NY
113780000
 $  30,000.00
 $        29,960.74
 10.050
 $   290.51
   65.826
161004
0.5000

0000021502257
DEW
1221 BUXTON ROAD
WILSON
NC
278960000
 $100,000.00
 $        99,701.31
   9.050
 $   902.95
   80.000
160917
0.5000

0000021502265
GREEN
4258 NEWMAN ROAD
HILLSBORO
OH
451330000
 $  53,600.00
 $        53,403.27
   9.000
 $   482.26
   80.000
160926
0.5000

0000021502299
BROKENBOROUG
1307 EARLY OAKS LANE
CAPITAL HEI
MD
207420000
 $  62,000.00
 $        61,752.67
   9.990
 $   597.91
   62.000
160808
0.5000

0000021502307
LAVALETTE
185 HIGH STREET
AGAWAM
MA
010010000
 $  75,000.00
 $        74,799.05
   9.900
 $   718.81
   74.257
160830
0.5000

0000021502323
NATALE
594 W. HARTSDALE AVENUE
HARTSDALE
NY
105300000
 $216,000.00
 $      215,775.18
   9.250
 $1,776.98
   77.837
110905
0.5000

0000021502398
HEALEY
21425 MERRIMAN ROAD
NEW BOSTON
MI
481640000
 $158,400.00
 $      158,233.38
   9.200
 $1,297.39
   80.000
110911
0.5000

0000021502406
KERSTEN
1389 LAMONT AVENUE NW
GRAND RAPID
MI
495040000
 $  69,600.00
 $        69,386.30
   9.000
 $   626.21
   80.000
160909
0.5000

0000021502463
FREDERICK
539 HAMMOCK DRIVE
PALM HARBOR
FL
346830000
 $  97,000.00
 $        96,953.77
   9.650
 $   826.27
   79.508
260925
0.5000

0000021502497
FORD
4725 QUADRANT ST
CAPITAL HEI
MD
207430000
 $  55,500.00
 $        55,425.55
   9.990
 $   486.65
   51.869
110815
0.5000

0000021502547
MILLER
14401 W. 68TH TERRACE
SHAWNEE
KS
662160000
 $  32,000.00
 $        31,687.16
 10.050
 $   423.77
   79.955
60924
0.5000

0000021502570
BOOKER
1907 SAUNDERS ROAD
ZEPHYRHILLS
FL
335400000
 $  68,000.00
 $        67,650.43
   9.350
 $   703.94
   80.000
110923
0.5000

0000021502588
MACNAIR
142 E TORRENCE LANE
OAK HARBOR
WA
982770000
 $  60,000.00
 $        59,898.36
 10.350
 $   542.13
   66.666
110920
0.5000

0000021502604
PLUCAS
75 ACACEA COURT
MIDDLETOWN
CT
064570000
 $  60,800.00
 $        60,627.53
   9.450
 $   509.03
   46.769
260830
0.5000

0000021502620
NORRIS
448 S. ELM
EDGERTON
OH
435170000
 $  12,446.00
 $        12,400.24
 10.050
 $   134.13
   77.316
111023
0.5000

0000021502703
HICKS
6336 NE 8TH AVENUE
PORTLAND
OR
972110000
 $  30,600.00
 $        30,454.40
 10.200
 $   332.59
   71.091
110830
0.5000

0000021502737
JACOBS
22003 NE 10TH BLVD
HIGH SPRING
FL
326550000
 $172,000.00
 $      171,763.01
   9.650
 $1,620.16
   80.000
161017
0.5000

0000021502802
NORDE
20 JUPITER DRIVE
SEYMOUR
CT
064830000
 $  98,000.00
 $        97,920.06
 10.400
 $   889.13
   67.123
260909
0.5000

0000021502828
WILSON
1515 HALE AVENUE
LOUISVILLE
KY
402100000
 $  29,000.00
 $        29,000.00
 10.990
 $   299.14
   69.047
161013
0.5000

0000021502836
MILLER
6401 NE 2ND PLACE
OCALA
FL
344700000
 $  31,100.00
 $        30,964.47
 11.150
 $   356.42
   79.980
110918
0.5000

0000021502844
HURD
10 EAST CENTER STREET
JONESTOWN
PA
170380000
 $  46,100.00
 $        46,100.00
 10.550
 $   423.42
   76.833
261021
0.5000

0000021502869
BROWN
114 HARVARD DRIVE
WINCHESTER
VA
226020000
 $  32,500.00
 $        32,341.79
 10.050
 $   430.40
   79.975
61008
0.5000

0000021502919
BITTERS
471 EAST 350 SOUTH
OREM
UT
840580000
 $  64,468.00
 $        64,243.27
 10.350
 $   706.65
   78.689
110930
0.5000

0000021502968
BRUNBAUER
59 OLYMPIC AVENUE
MEDFORD
NY
117630000
 $  15,000.00
 $        15,000.00
 10.200
 $   199.90
   78.119
61021
0.5000

0000021502976
DUNNING
823 NORTH 10TH STREET
GRAND JUNCT
CO
815010000
 $  58,400.00
 $        58,219.96
   8.800
 $   517.96
   80.000
160916
0.5000

0000021503016
GIBSON
10810 STRICKER ROAD
MEMPHIS
IN
471430000
 $  82,400.00
 $        82,034.64
   9.000
 $   741.38
   80.000
160917
0.5000

0000021503032
GULBIS
2 WILLOW STREET
FRANLKIN
MA
020380000
 $119,000.00
 $      118,942.04
   9.550
 $1,004.97
   85.000
110927
0.5000

0000021503040
BOOHER
913 CHESTNUT STREET
CANON CITY
CO
812120000
 $  58,400.00
 $        58,084.56
   8.800
 $   585.41
   80.000
110924
0.5000

0000021503057
PLATT
12196 OVERLOOK DRIVE
MONROVIA
MD
217700000
 $  20,200.00
 $        20,102.57
 10.050
 $   217.69
   54.200
110917
0.5000

0000021503065
TYRRELL
2116 GREENBRIAR ROAD
MOUNT WASHI
KY
400470000
 $  92,000.00
 $        91,723.47
   9.000
 $   827.75
   76.666
160909
0.5000

0000021503172
THOROUGHGOOD
30 S CONLEY CIRCLE
LEWES
DE
199580000
 $  53,000.00
 $        52,893.40
 11.950
 $   634.39
   79.802
111004
0.5000

0000021503198
PELTON
13628 N SQUARE LAKE TRAIL
STILLWATER
MN
550820000
 $  30,000.00
 $        29,855.30
 10.050
 $   323.30
   55.042
110916
0.5000

0000021503354
PHELAN
6070 MONTGOMERY ROAD
ELK RIDGE
MD
212270000
 $184,000.00
 $      183,686.90
 11.290
 $1,792.72
   80.000
260815
0.5000

0000021503404
OTHOUDT
5714 170TH STREET
MILACA
MN
563530000
 $  19,400.00
 $        19,353.83
 10.150
 $   210.26
   65.945
111021
0.5000

0000021503461
PEDI
2 TUSCAN AVENUE
SAUGUS
MA
019060000
 $  44,677.00
 $        44,658.05
 10.200
 $   398.70
   80.000
110919
0.5000

0000021503479
CROPPER
2932 FORT BAKER DR SE
WASHINGTON
DC
200200000
 $168,000.00
 $      167,286.41
   9.500
 $1,565.99
   80.000
160806
0.5000

0000021503487
SIMPSON
293 NEW SALEM ROAD
RANDLEMAN
NC
273170000
 $  20,250.00
 $        19,870.55
 10.050
 $   218.23
   79.975
110923
0.5000

0000021503503
BEHRINGER
560 WEST DRIVE
SEVERNA PAR
MD
211460000
 $  82,500.00
 $        82,406.67
   8.850
 $   654.93
   77.830
260911
0.5000

0000021503511
MURPHY
7249 JOPLIN ST
CAPITAL HEI
MD
207430000
 $  50,000.00
 $        49,800.56
   9.990
 $   482.18
   56.179
160806
0.5000

0000021503644
HARRIS
6852 FARRAGUT ST
HYATTSVILLE
MD
207840000
 $  42,500.00
 $        41,889.88
 10.500
 $   573.48
   72.986
60815
0.5000

0000021503701
HRYBINIAK
5390 DELLBROOK DRIVE
FAIRFIELD
OH
450140000
 $133,600.00
 $      133,536.33
   9.650
 $1,138.04
   80.000
260923
0.5000

0000021503776
FRICK
6330 TRENT STREET
PENSACOLA
FL
325040000
 $  20,000.00
 $        19,953.27
 10.350
 $   219.23
   61.520
110924
0.5000

0000021503784
BEADLES
720 DENARDS MILL
MARIETTA
GA
300670000
 $  45,932.00
 $        45,876.76
 10.500
 $   420.16
   78.681
110901
0.5000

0000021503792
RICKER
131 KING ROAD
CHICHESTER
NH
032340000
 $  40,000.00
 $        39,899.89
   9.600
 $   420.11
   40.000
111001
0.5000

0000021503834
CABRAL
10 CARVER STREET
PAWTUCKET
RI
028600000
 $  38,000.00
 $        37,952.38
   9.750
 $   326.48
   79.829
110731
0.5000

0000021503842
GIBSON
100 CANYON VIEW STREET
CANYONVILLE
OR
974170000
 $  64,000.00
 $        63,784.92
   9.875
 $   555.75
   80.000
110901
0.5000

0000021503867
TILBURY
702 W. AYCOCK STREET
RALEIGH
NC
276080000
 $  30,000.00
 $        30,000.00
 10.150
 $   325.15
   57.361
111125
0.5000

0000021503883
SMITH
38 55TH ST S.E.
WASHINGTON
DC
200190000
 $  77,600.00
 $        76,848.46
   9.500
 $   652.51
   80.000
110725
0.5000

0000021503891
BOISVERT
191 MIDWAY OVAL
GROTON
CT
063400000
 $  34,000.00
 $        33,749.58
   9.900
 $   363.29
   68.000
110822
0.5000

0000021503917
NELSON
1129 W WIMBLEDON RIDGE LA
WEST JORDAN
UT
840840000
 $  99,200.00
 $        99,099.41
   9.375
 $   825.10
   80.000
110901
0.5000

0000021503941
SMITH
2320 PILGRIM MILL WAY
CUMMING
GA
301310000
 $  45,000.00
 $        44,881.74
 10.050
 $   435.76
   68.156
160924
0.5000

0000021503974
PURRMAN
546 BLYDENBURGH ROAD
HAUPPAGE
NY
117880000
 $  42,500.00
 $        42,452.60
 10.850
 $   399.93
   35.416
110808
0.5000

0000021503990
ALBRITTON
2899 DELOWE DRIVE
EAST POINT
GA
303440000
 $  61,600.00
 $        61,560.43
 11.500
 $   610.02
   80.000
111001
0.5000

0000021504006
GRIZZLE
304 ALPINE STREET
CHICKASAW
AL
366110000
 $  20,000.00
 $        19,906.14
 10.350
 $   219.23
   79.659
110930
0.5000

0000021504022
BRITTINGHAM
21 MOOREWOOD DRIVE
SEAFORD
DE
199730000
 $  60,000.00
 $        59,813.86
   8.750
 $   530.23
   80.000
160924
0.5000

0000021504030
WILLIAMSON
3527 OAKDALE
ST LOUIS
MO
631210000
 $  20,000.00
 $        19,893.42
   8.950
 $   202.26
   45.977
110910
0.5000

0000021504089
SANDERS
529 LEWIS ROAD
EUREKA
MO
630250000
 $  10,000.00
 $          9,876.96
 10.650
 $   135.78
   69.227
60927
0.5000

0000021504113
ALLEN
66 BENEDICT ROAD
WARWICK
RI
028880000
 $  75,000.00
 $        74,578.83
   9.750
 $   711.39
   75.000
160724
0.5000

0000021504121
FREIBERG
32 8TH AVE SE
LARGO
FL
337110000
 $  24,500.00
 $        24,440.06
   9.850
 $   261.04
   68.055
110918
0.5000

0000021504147
SLATE
5052 MAPLEWOOD COURT
CALLAHAN
FL
320110000
 $  48,000.00
 $        47,887.34
 10.300
 $   524.66
   76.190
111007
0.5000

0000021504188
GRACE
1212 RICHARDS AVENUE
WATERTOWN
WI
530940000
 $112,000.00
 $      111,405.82
   9.000
 $1,135.98
   80.000
110911
0.5000

0000021504261
MCCULLOUGH
3203 GLENDALE ROAD
SPRINGDALE
SC
291700000
 $  85,000.00
 $        85,000.00
   9.950
 $   742.80
   85.000
111025
0.5000

0000021504279
PEA
1124 W 1ST STREET
MERIDIAN
ID
836420000
 $  14,500.00
 $        14,358.23
 10.050
 $   192.03
   73.613
60909
0.5000

0000021504287
THOMPSON
301B SHAWMONT AVENUE
PHILADELPHI
PA
191280000
 $  45,000.00
 $        44,901.03
 11.000
 $   511.47
   57.692
111021
0.5000

0000021504311
MCDANIEL
433 TANEY STREET
GARY
IN
464040000
 $  35,000.00
 $        34,963.65
 11.800
 $   380.52
   72.916
161005
0.5000

0000021504345
CLOSE
11323 FISH HOOK PLACE
GIBSONTON
FL
335340000
 $  27,750.00
 $        27,672.21
   9.550
 $   259.58
   75.000
160923
0.5000

0000021504402
DIXON
155 COUNTY ROAD 365
CLANTON
AL
350450000
 $  40,000.00
 $        39,794.38
   9.350
 $   414.08
   59.701
110920
0.5000

0000021504444
WRIGHT
11745 OCKLAWAHA DRIVE
LEESBURG
FL
347880000
 $  35,000.00
 $        34,908.03
 10.050
 $   338.92
   69.812
160913
0.5000

0000021504451
RIDGELL
12600 WILLOW VIEW PLACE
WALDORF
MD
206020000
 $  25,000.00
 $        24,878.30
   9.950
 $   267.89
   65.694
110917
0.5000

0000021504477
GILBERT
16760 SE VAN ZYL DRIVE
CLACKAMAS
OR
970150000
 $  60,000.00
 $        60,000.00
 10.350
 $   542.13
   67.898
111121
0.5000

0000021504493
GRAVES
2155 GARY COURT
DECATUR
IL
625260000
 $  15,520.00
 $        15,443.52
 10.200
 $   168.69
   65.071
110925
0.5000

0000021504501
RICHARDS
7351 ALHAMBRA BLVD
MIRAMAR
FL
330230000
 $  81,000.00
 $        80,764.12
   9.250
 $   741.86
   73.636
160905
0.5000

0000021504527
LAROSE
10976 AMMONS STREET
WESTMINSTER
CO
800210000
 $  25,000.00
 $        24,755.60
 10.050
 $   331.07
   76.126
60918
0.5000

0000021504600
STOECKLEIN
1557 COPELAND CIRCLE
CANTON
MI
481870000
 $  24,085.00
 $        23,968.82
 10.050
 $   259.56
   79.999
110918
0.5000

0000021504618
KETTEL
7600 140TH STREET
SEMINOLE
FL
346460000
 $  20,300.00
 $        20,300.00
 12.250
 $   246.91
   68.193
111015
0.5000

0000021504634
MAVRINAC
604 BLUFF COURT
STREAMWOOD
IL
601070000
 $  23,700.00
 $        23,496.13
 10.050
 $   255.41
   79.987
110923
0.5000

0000021504642
BRAWNER
7221 S ABERDEEN STREET
CHICAGO
IL
606210000
 $  58,050.00
 $        57,754.26
   9.450
 $   604.43
   77.400
110925
0.5000

0000021504659
LEAKE
W893 HWY 92
BROOKLYN
WI
535210000
 $  97,600.00
 $        97,551.48
   9.450
 $   817.12
   80.000
110923
0.5000

0000021504667
ESKRIDGE
9037 S EAST END AVENUE
CHICAGO
IL
606170000
 $  86,250.00
 $        86,250.00
   8.700
 $   675.46
   77.008
111114
0.5000

0000021504675
BROWN
170 WYNGATE CIRCLE
FAYETTEVILL
GA
302150000
 $  40,150.00
 $        40,099.47
 10.350
 $   396.82
   69.085
161001
0.5000

0000021504758
CATTERALL
30-32 W POPLAR STREET
PLYMOUTH
PA
186340000
 $  33,500.00
 $        33,462.39
 11.450
 $   330.48
   55.833
110712
0.5000

0000021504766
GATLING
2707 18TH ST. N.E.
WASHINGTON
DC
200180000
 $100,000.00
 $        99,028.38
 10.500
 $   914.74
   80.000
260806
0.5000

0000021504790
BROOKS
827 KING GEORGE COURT
MANCHESTER
MO
630210000
 $124,400.00
 $      123,698.92
   9.000
 $1,261.75
   80.000
110911
0.5000

0000021504857
TRENTADUE
172 LANIER PLACE
WESTBURY
NY
115900000
 $  41,770.00
 $        41,459.53
   9.800
 $   443.77
   79.996
110814
0.5000

0000021504881
IRELAND
18510 FLAMINGO ROAD
FORT MYERS
FL
339120000
 $  53,600.00
 $        53,302.93
   9.700
 $   506.65
   80.000
160729
0.5000

0000021504899
HEYWARD
2381 SOUTH LAKE DRIVE
LEXINGTON
SC
290730000
 $  53,550.00
 $        53,405.61
   9.850
 $   511.46
   85.000
160920
0.5000

0000021504931
CHOI
447 FERN STREET
PHILADELPHI
PA
191200000
 $  36,000.00
 $        35,955.76
 10.400
 $   326.62
   80.000
110809
0.5000

0000021505045
COSTA
866 NORTH STREET
SOMERSET
MA
027260000
 $101,250.00
 $      100,560.07
 10.750
 $1,134.96
   75.000
110812
0.5000

0000021505078
CHESEMORE
117 NE 126TH AVENUE
VANCOUVER
WA
986840000
 $  20,358.00
 $        20,259.79
 10.050
 $   219.40
   70.721
110913
0.5000

0000021505086
PEZZINO
72 CANNON DRIVE
HOLBROOK
NY
117410000
 $  93,000.00
 $        92,296.15
   9.600
 $   976.75
   62.618
110806
0.5000

0000021505110
VAUGHT
12428 WINDING LANE
BOWIE
MD
207150000
 $135,150.00
 $      134,968.74
   9.990
 $1,185.04
   85.000
110807
0.5000

0000021505128
RUGGIERO
50 ELM STREET
ENFIELD
CT
060820000
 $  64,000.00
 $        63,858.55
   9.750
 $   549.86
   73.142
260712
0.5000

0000021505151
INFANTOLINO
88 EDGEWOOD DRIVE
FLORHAM PAR
NJ
079320000
 $172,000.00
 $      171,790.89
 10.450
 $1,566.93
   80.000
110802
0.5000

0000021505177
FARINHA
9-F BROOKWOOD DRIVE
ROCKY HILL
CT
060670000
 $  41,000.00
 $        40,920.88
   9.650
 $   349.25
   74.545
110729
0.5000

0000021505185
CABILDO
93 MOORE STREET
NEW HYDE PA
NY
110400000
 $  54,000.00
 $        53,623.46
 10.500
 $   596.92
   40.796
110820
0.5000

0000021505219
DAVIS
1021 N 28TH STREET
MATTOON
IL
619380000
 $  44,000.00
 $        43,935.77
   9.200
 $   401.56
   80.000
160930
0.5000

0000021505250
JONES
6908 INGRAHAM STREET
RIVERDALE
MD
207370000
 $  95,150.00
 $        95,006.55
 10.600
 $   877.50
   80.635
110708
0.5000

0000021505292
PAYTON
10129 4TH STREET E.
TREASURE IS
FL
337060000
 $100,800.00
 $      100,445.12
 10.950
 $1,037.02
   80.000
160705
0.5000

0000021505300
ROSENBAUM
8530 LEADTREE COURT
PT ST LUCIE
FL
349520000
 $  19,900.00
 $        19,797.69
   9.350
 $   206.01
   32.096
110911
0.5000

0000021505318
JONES
15 LESTON STREET
MATTAPAN
MA
021260000
 $108,000.00
 $      107,277.52
 10.950
 $1,224.14
   80.000
110820
0.5000

0000021505326
MORGAN
729 PALMETTO ROAD
DARLINGTON
SC
295320000
 $  34,400.00
 $        34,308.77
   9.550
 $   360.26
   80.000
111021
0.5000

0000021505359
BOWSER
3343 GALBERRY RD
CHESAPEAKE
VA
233230000
 $  35,500.00
 $        35,450.96
   9.850
 $   307.62
   56.800
110731
0.5000

0000021505375
MCFALLS
272 LONGFELLOW DRIVE
LANCASTER
PA
176020000
 $  56,000.00
 $        55,928.14
 10.200
 $   547.86
   48.695
161009
0.5000

0000021505383
SEA
12 WESTFORD STREET
CHELMSFORD
MA
018240000
 $  46,500.00
 $        46,147.18
   9.990
 $   499.41
   79.481
110730
0.5000

0000021505391
LEVA
31 GIVENS LANE
FISHKILL
NY
125240000
 $  65,000.00
 $        64,663.04
 10.600
 $   653.32
   68.421
160731
0.5000

0000021505409
SERVILLE
768 STUYVESANT AVENUE
IRVINGTON
NJ
071110000
 $  82,500.00
 $        82,381.74
   9.800
 $   711.84
   61.111
110722
0.5000

0000021505425
PRESTON
3861 PARTRIDGE DRIVE
MACON
GA
312040000
 $  20,000.00
 $        19,953.27
 10.350
 $   219.23
   74.955
111007
0.5000

0000021505441
REESE
6520 WEAVER RD
CHEYENNE
WY
820090000
 $  20,000.00
 $        19,951.96
 10.050
 $   215.54
   74.650
110924
0.5000

0000021505474
SAAL
 DUBOIS AVENUE
ALPINE
NJ
076200000
 $206,000.00
 $      205,236.77
 11.450
 $2,032.15
   74.909
110703
0.5000

0000021505490
CLARK
22816 S RIDGEWAY
RICHTON PAR
IL
604710000
 $  76,500.00
 $        76,277.24
   9.250
 $   700.64
   78.061
160925
0.5000

0000021505508
WEBSTER
3 HURLEY AVE
WARWICK
RI
028860000
 $  88,800.00
 $        88,457.49
 10.250
 $   871.70
   80.000
160729
0.5000

0000021505565
GOTT
729 CLYMER STREET
NEW CASTLE
DE
197200000
 $  34,000.00
 $        33,812.48
 10.500
 $   339.45
   68.000
160813
0.5000

0000021505573
GASTON
3108 S MAPLE AVENUE
BROKEN ARRO
OK
740120000
 $  15,000.00
 $        14,853.34
 10.050
 $   198.65
   52.737
60925
0.5000

0000021505623
HAMMOND
20 WILBER TERRACE
BLOOMFIELD
NJ
070030000
 $  55,000.00
 $        54,537.63
 10.600
 $   611.39
   45.351
110816
0.5000

0000021505680
SAYLOR
624 SOUTH 4TH STREET
NEWPORT
PA
170740000
 $  66,725.00
 $        66,538.00
   9.550
 $   624.15
   85.000
160910
0.5000

0000021505714
LEE
2230 KENT DRIVE
LARGO
FL
346400000
 $  50,000.00
 $        49,760.76
 10.350
 $   670.49
   62.794
61002
0.5000

0000021505748
DEMBROWSKI
16 PARKWAY EAST
CALDWELL
NJ
070060000
 $  66,000.00
 $        65,824.45
 10.750
 $   616.10
   42.580
110816
0.5000

0000021505797
CINQUEGRANA
21 SCHAEFFER ROAD
SOUTH KINGS
RI
028830000
 $  55,600.00
 $        55,546.23
   9.600
 $   471.58
   51.481
110904
0.5000

0000021505888
LAWRENCE
90-54 204TH STREET
HOLLIS
NY
114230000
 $  17,300.00
 $        17,216.55
 10.050
 $   186.44
   76.954
110916
0.5000

0000021505896
PENNACCHIA
162 CHERRY HILL ROAD
JOHNSTON
RI
029190000
 $  64,900.00
 $        64,867.05
   9.350
 $   538.63
   79.876
261001
0.5000

0000021505912
LEHOWIT
5 SCOTTIE LANE
NEW CASTLE
DE
197200000
 $  80,800.00
 $        80,644.50
   9.900
 $   703.12
   80.000
110723
0.5000

0000021505920
SINCERBEAUX
69 UPLAND AVENUE
WHITE PLAIN
NY
106040000
 $  75,000.00
 $        74,897.27
   9.890
 $   652.10
   22.058
110813
0.5000

0000021505946
KIDWELL
30 N GRANT STREET
BROWNSBURG
IN
461120000
 $    7,000.00
 $          6,916.91
 10.050
 $     92.70
   55.522
61001
0.5000

0000021505953
INKLEBARGER
45 MARY ESTHER DRIVE
MARY ESTHER
FL
325690000
 $  33,000.00
 $        32,826.48
   9.100
 $   336.68
   53.225
110911
0.5000

0000021505961
HILLIARD
309 ALLENDALE DRIVE
GREENVILLE
NC
278340000
 $  25,000.00
 $        24,951.13
 12.250
 $   304.08
   60.779
111007
0.5000

0000021505979
NESTO   III
12 REGENT COURT
WALLINGFORD
CT
064920000
 $  25,000.00
 $        24,060.34
 11.500
 $   549.82
   37.112
10806
0.5000

0000021505987
DI MAGGIO
561A EAST 6TH STREET
SOUTH BOSTO
MA
021270000
 $114,400.00
 $      114,400.00
   8.850
 $1,018.28
   80.000
161101
0.5000

0000021506001
FAIRCHILD
119 CARTAGENA DR
BRICK
NJ
087230000
 $  55,000.00
 $        54,855.01
 10.990
 $   523.37
   66.515
110815
0.5000

0000021506043
BASKETTE
7635 OLD BATTLE GROVE ROA
BALTIMORE
MD
212220000
 $  78,000.00
 $        77,807.34
   9.990
 $   683.93
   80.000
110726
0.5000

0000021506068
ENRIGHT
28 PARK AVE
DANVILLE
PA
178210000
 $  65,000.00
 $        64,455.98
   9.400
 $   541.82
   84.967
110629
0.5000

0000021506092
SALVATO
240 COEYMAN AVENUE
NUTLEY
NJ
071110000
 $  43,110.00
 $        42,748.65
 10.650
 $   480.56
   79.999
110814
0.5000

0000021506100
COLONTINO
45 HELENA STREET
EAST BRUNSW
NJ
088160000
 $  91,000.00
 $        90,438.66
 10.750
 $   923.86
   70.836
160808
0.5000

0000021506118
WENTZELL
35 GARLAND AVE
MANCHESTER
NH
031030000
 $  43,500.00
 $        43,174.59
 10.300
 $   428.47
   66.923
160726
0.5000

0000021506217
POTTS
459 OLD HOMESTEAD ROAD
OAKLAND
OR
974620000
 $  74,400.00
 $        73,998.15
   8.800
 $   745.79
   80.000
110927
0.5000

0000021506241
MCINTOSH
1401 BEDFORD STREET
JOHNSTOWN
PA
159020000
 $  25,000.00
 $        24,602.83
 10.900
 $   342.97
   58.139
60813
0.5000

0000021506266
SHELTON
1703 WYNNWOOD LANE
FORKS
PA
180400000
 $  75,400.00
 $        75,219.83
 10.500
 $   689.72
   58.000
110812
0.5000

0000021506282
SMITH
1005 MAIN STREET
SWOYERSVILL
PA
187040000
 $  72,800.00
 $        72,562.84
 10.990
 $   692.75
   80.000
260808
0.5000

0000021506290
HENDRICKSEN
1549 CORNELL DRIVE
LINDEN
NJ
070360000
 $  24,931.00
 $        24,790.70
 10.250
 $   244.74
   79.999
160731
0.5000

0000021506308
MORENO
 39-28 55TH STREET
WOODSIDE
NY
113770000
 $  90,000.00
 $        89,961.44
 10.150
 $   799.81
   40.909
261018
0.5000

0000021506316
COSTELLO
616 PINE STREET
MILLVILLE C
NJ
083320000
 $  65,600.00
 $        65,200.10
   9.950
 $   630.89
   80.000
160903
0.5000

0000021506357
ALLAN
101 WILSON DRIVE
SUMMERVILLE
SC
294830000
 $  53,000.00
 $        52,866.04
 10.350
 $   523.82
   70.738
160927
0.5000

0000021506381
FARINA
2109 EAST 41ST STREET
ASHTABULA
OH
440040000
 $  76,800.00
 $        76,722.10
   9.950
 $   671.14
   80.000
260909
0.5000

0000021506415
EARL
832 WEST 48TH STREET
ASHTABULA
OH
440040000
 $  29,400.00
 $        29,331.61
 10.990
 $   279.77
   70.000
110812
0.5000

0000021506480
GARBARINO
315 LYNN STREET
MALDEN
MA
021480000
 $  13,400.00
 $        13,369.69
 10.700
 $   149.79
   60.163
111017
0.5000

0000021506498
BAIN
8413 BRANCHWOOD CIRCLE
CLINTON
MD
207350000
 $182,400.00
 $      181,839.55
   9.750
 $1,567.10
   80.000
110731
0.5000

0000021506506
DAVISON
1310 E GREENACRES
HOBBS
NM
882400000
 $  27,000.00
 $        26,922.37
   9.350
 $   249.04
   64.748
160913
0.5000

0000021506530
CHANDLER
205 N. ANN ARBOR STREET
SALINE
MI
481760000
 $  80,000.00
 $        79,904.63
   9.000
 $   643.70
   80.000
110916
0.5000

0000021506555
ANTZOULATOS
308 9TH AVENUE
CLEMENTON
NJ
080210000
 $  23,000.00
 $        22,902.08
 11.400
 $   267.23
   66.458
110830
0.5000

0000021506589
PRALL
47 CAMPFIELD CIRCLE
MILFORD
CT
064600000
 $  70,000.00
 $        69,682.85
   8.750
 $   618.60
   48.275
160913
0.5000

0000021506647
RICHARDS
3888 VINEYARD DRIVE
REDWOOD CIT
CA
940610000
 $  20,000.00
 $        19,481.96
 10.050
 $   425.44
   76.618
10923
0.5000

0000021506654
CHRISTMAS
305 N VALLEY BLVD
BLOOMFIELD
NM
874130000
 $  15,000.00
 $        14,806.55
 10.050
 $   319.08
   52.660
10930
0.5000

0000021506779
RICHINS
1006 22ND STREET
OGDEN
UT
844010000
 $  56,000.00
 $        55,973.59
   9.700
 $   479.08
   80.000
260930
0.5000

0000021506787
SCHROEDER
3737 SCHOOL ROAD
MURRYSVILLE
PA
156680000
 $  30,000.00
 $        29,741.00
 10.150
 $   325.15
   24.691
110802
0.5000

0000021506795
AMAYA
202 S FRANKLIN STREET
HEMPSTEAD
NY
115500000
 $104,000.00
 $      103,047.01
   9.900
 $1,111.24
   80.000
110801
0.5000

0000021506845
FATTORE
271 WHITTIER ROAD
OGDEN
NY
145590000
 $  96,460.00
 $        96,460.00
   8.150
 $   717.91
   74.200
111127
0.5000

0000021506852
SANDERS
9219 PHILADELPHIA ROAD
BALTIMORE
MD
212370000
 $  59,500.00
 $        59,168.44
   8.450
 $   584.18
   35.000
110905
0.5000

0000021506860
BIRRITTELLA
304 PARK AVENUE
YONKERS
NY
107030000
 $130,000.00
 $      129,210.44
   9.650
 $1,224.54
   62.500
160731
0.5000

0000021506910
ELDRIDGE
442 MCKINLEY BLVD
MCDONALD VI
OH
444370000
 $  35,000.00
 $        34,838.01
 10.500
 $   386.89
   71.428
110927
0.5000

0000021506928
DATH
11 MELROSE AVENUE
EAST LANSDO
PA
190500000
 $  72,000.00
 $        70,724.26
   9.500
 $   751.85
   80.000
110724
0.5000

0000021506936
DELASSALLE
30 HALF CIRCLE DRIVE
HOLBROOK
NY
117410000
 $  31,000.00
 $        29,589.77
   9.400
 $   564.97
   23.846
20731
0.5000

0000021506977
CARTER
676 SUMMER AVENUE
UNIONDALE
NY
115530000
 $  38,600.00
 $        38,023.50
   9.800
 $   505.84
   79.327
60729
0.5000

0000021506993
TOMASKO
3434 KRATHER ROAD
CLEVELAND
OH
441090000
 $  32,000.00
 $        31,913.15
   9.800
 $   304.58
   54.237
160926
0.5000

0000021507009
JONES
38 SANFORD STREET
EAST ORANGE
NJ
070180000
 $  89,000.00
 $        88,443.62
 10.400
 $   882.59
   84.761
160726
0.5000

0000021507066
SORICE
132 OLSEN COURT
MONTGOMERY
NY
125490000
 $  25,000.00
 $        24,869.98
   9.650
 $   263.33
   77.394
110916
0.5000

0000021507074
THOMPSON
101 DUSTY ROAD
CAMDEN
SC
290200000
 $  52,800.00
 $        52,557.88
 10.600
 $   586.93
   80.000
110918
0.5000

0000021507090
SMALL
7950 HELSTON DRIVE
JACKSONVILL
FL
322080000
 $  31,500.00
 $        31,345.78
   9.950
 $   415.41
   70.000
61015
0.5000

0000021507108
LOVE
23 ELIZABETH ROAD
SANDOWN
NH
038730000
 $  18,600.00
 $        18,510.28
 10.050
 $   200.45
   79.878
110923
0.5000

0000021507124
SILVESTRO
619 KILLINGLY STREET
JOHNSTON
RI
029190000
 $  93,500.00
 $        93,381.35
 10.250
 $   837.86
   85.000
110905
0.5000

0000021507140
BORDIERI
60 HAWTHORNE PLACE
NORTH PROVI
RI
029040000
 $  17,600.00
 $        17,511.93
   9.650
 $   185.39
   74.983
110911
0.5000

0000021507173
BLOMMEL
33284 ROUNDTREE DR.
DADE CITY
FL
335250000
 $  30,000.00
 $        29,870.12
   9.350
 $   276.71
   66.666
160901
0.5000

0000021507199
GRENKE
5223 IRON BRIDGE RD
RICHMOND
VA
232340000
 $  24,418.00
 $        24,386.05
 10.050
 $   236.45
   80.000
161001
0.5000

0000021507207
JARAMILLO
2020 LUCIA SW
ALBUQUERQUE
NM
871050000
 $  59,200.00
 $        59,050.48
   9.500
 $   618.19
   80.000
111021
0.5000

0000021507256
CHANNELS
107 HIGH STREET
BLOOMINGDAL
OH
439100000
 $  32,500.00
 $        32,418.35
   9.750
 $   279.23
   66.326
110819
0.5000

0000021507272
PERKINS
605 N SYCAMORE ST
NORTH MANCH
IN
469620000
 $  48,000.00
 $        47,504.33
   9.100
 $   610.65
   57.831
60923
0.5000

0000021507280
HART
2312 THOUSAND OAKS DR
RICHMOND
VA
232940000
 $  47,500.00
 $        47,237.84
 10.050
 $   459.97
   79.803
161004
0.5000

0000021507348
CHAFFIN
781 ED SPEARS ROAD
NEW HOPE
AL
357500000
 $  38,000.00
 $        37,950.28
 10.050
 $   367.97
   71.022
161007
0.5000

0000021507355
KNEESSI
2057 LUANA DRIVE E.
JACKSONVILL
FL
322160000
 $  27,000.00
 $        26,886.04
   9.550
 $   252.56
   49.090
160830
0.5000

0000021507389
SPEED
100 MAHONE AVENUE
HUEYTOWN
AL
350230000
 $  25,000.00
 $        24,937.43
   9.600
 $   262.57
   40.322
111011
0.5000

0000021507397
BURKLEY
1406 CHUCKWAGON
HOBBS
NM
882400000
 $  38,000.00
 $        37,794.70
   9.350
 $   393.38
   80.000
110925
0.5000

0000021507413
JOHNSON
268 OAKVIEW DRIVE
TALLAHASSEE
FL
323100000
 $  39,250.00
 $        39,132.76
   9.050
 $   354.41
   71.363
160930
0.5000

0000021507421
ROWELL
828 DARLENE AVENUE
METAIRIE
LA
700030000
 $  25,394.00
 $        25,335.76
 10.550
 $   281.50
   63.635
111009
0.5000

0000021507470
MACDOWELL
14045 WEST 243RD
LOUISBURG
KS
660530000
 $  10,500.00
 $        10,397.35
 10.050
 $   139.05
   68.681
60923
0.5000

0000021507496
JOHNSON-JONE
1355 BOURBONNAIS
KANKAKEE
IL
609010000
 $  56,000.00
 $        55,946.41
   9.650
 $   477.02
   80.000
260905
0.5000

0000021507520
WOMACK
2570 DEAD HORSE MOUNTAIN
FAYETTEVILL
AR
727010000
 $  75,600.00
 $        75,200.72
   9.050
 $   769.04
   80.000
110925
0.5000

0000021507553
SNEED
488 WESTGLOW ROAD
STATESVILLE
NC
286770000
 $  75,650.00
 $        75,446.01
   9.850
 $   722.54
   83.869
160909
0.5000

0000021507579
WAGAR
9001 N MCGEE
KANSAS CITY
MO
641550000
 $  14,700.00
 $        14,314.62
 10.050
 $   158.42
   79.925
110920
0.5000

0000021507611
MORGAN
272 MEDFORD STREET
MANCHESTER
NH
031090000
 $  16,500.00
 $        16,478.41
 10.050
 $   159.78
   79.105
160930
0.5000

0000021507645
BROWN
11118 QUADRILLE COURT
BAKERSFIELD
CA
933120000
 $  23,532.00
 $        23,418.49
 10.050
 $   253.60
   79.999
110918
0.5000

0000021507652
TAYLOR,   JR
924 REDFORD DRIVE
ATLANTA
GA
303150000
 $  43,000.00
 $        42,577.22
   9.950
 $   567.06
   75.438
60903
0.5000

0000021507660
ANDERSON
502 EAST 6TH STREET
ALEXANDRIA
IN
460010000
 $  48,000.00
 $        48,000.00
   9.000
 $   431.87
   80.000
161114
0.5000

0000021507678
WALTON-JACKS
3620 HESTER LANE
HUNTSVILLE
AL
358100000
 $  36,820.00
 $        36,716.31
 10.050
 $   356.55
   79.971
161002
0.5000

0000021507694
LISTER
5754 WENGLER DRIVE
BROOK PARK
OH
441420000
 $  20,000.00
 $        19,653.63
 10.050
 $   264.86
   71.895
60923
0.5000

0000021507702
ANDREWS
5016 BRASSFIELD DRIVE
ROCKY MOUNT
NC
278030000
 $  96,000.00
 $        95,908.13
   9.650
 $   817.75
   80.000
110926
0.5000

0000021507785
CLIFFORD
80 SEYMOUR STREET
BERKLEY
MA
027790000
 $  54,450.00
 $        54,320.26
 10.800
 $   554.64
   75.417
160903
0.5000

0000021507793
HILL
730 SPRUCEWOOD DR
BIRMINGHAM
AL
352140000
 $    8,500.00
 $          8,500.00
 10.050
 $     91.61
   79.190
111025
0.5000

0000021507819
JONES
347 CLARKSON STREET
BURLINGTON
NJ
080160000
 $  62,800.00
 $        62,679.38
   8.950
 $   503.05
   80.000
110826
0.5000

0000021507850
ARCHER
43 ROBIN DRIVE
CARTERSVILL
GA
301200000
 $  16,000.00
 $        16,000.00
 10.150
 $   212.78
   47.969
61125
0.5000

0000021507868
MCCARTNEY
3042 PANAMA STREET
NIAGARA FAL
NY
143040000
 $  32,000.00
 $        31,939.33
   9.800
 $   304.58
   78.048
161009
0.5000

0000021507934
HORNBY
41-43 CAROLINA AVENUE
PROVIDENCE
RI
029050000
 $  66,500.00
 $        66,417.22
   9.550
 $   561.60
   70.000
110912
0.5000

0000021508023
AKTURK
35 ATHERTON COURT #B
WAYNE
NJ
074700000
 $  24,429.00
 $        24,190.17
 10.050
 $   323.51
   75.000
61001
0.5000

0000021508031
FOLSOM
285 SOUTH STREET
ELMHURST
IL
601260000
 $  40,000.00
 $        39,788.33
 10.150
 $   531.94
   66.126
61028
0.5000

0000021508098
THOMPSON
3000 HART AVENUE
WEST SACRAM
CA
956910000
 $  30,000.00
 $        29,855.21
 10.200
 $   399.79
   76.531
61015
0.5000

0000021508106
MCDONALD
407 BUTTONWOOD COURT
APOLLO BEAC
FL
335720000
 $  50,500.00
 $        50,500.00
   9.100
 $   642.45
   61.585
61104
0.5000

0000021508122
HOLLAND
532 534 E GREEN BAY AVENU
VILLAGE OF
WI
530800000
 $  10,000.00
 $          9,872.73
 10.550
 $   215.19
   68.070
11007
0.5000

0000021508171
BATTY
505 WILBUR AVE
CRANSTON
RI
029210000
 $  18,000.00
 $        17,857.15
 10.050
 $   193.99
   76.929
110925
0.5000

0000021508247
MCDOWELL
2612 LAUREL VALLEY GARTH
ABINGDON
MD
210090000
 $108,000.00
 $      107,945.59
   9.750
 $   927.89
   80.000
111007
0.5000

0000021508262
STEWART
5304 NE NOREEN DRIVE
ALBUQUERQUE
NM
871110000
 $  25,000.00
 $        24,939.38
 10.050
 $   269.42
   74.845
111007
0.5000

0000021508403
DESROSIERS
22 VINCENT DRIVE
JOHNSTON
RI
029190000
 $  62,400.00
 $        62,335.05
   9.250
 $   513.35
   57.247
110924
0.5000

0000021508437
FOLKERT
1095 WASHINGTON AVENUE
PELHAM MANO
NY
108030000
 $  65,000.00
 $        64,686.47
 10.050
 $   700.49
   64.728
110924
0.5000

0000021508445
FUNN
11945 SW 271 TERRACE
HOMESTEAD
FL
330320000
 $  84,000.00
 $        83,612.58
   8.850
 $   747.69
   80.000
160814
0.5000

0000021508528
AUTRY
220 PURDY ROAD
EMPORIA
VA
238470000
 $  65,200.00
 $        65,016.28
   8.950
 $   522.27
   80.000
110927
0.5000

0000021508551
MACDONALD
31 NELSON AVENUE
BEVERLY
MA
019150000
 $143,000.00
 $      142,206.68
   8.500
 $1,408.18
   68.095
110821
0.5000

0000021508627
JOHNESSEE
12108 NEW DOUGLAS ROAD
NEW DOUGLAS
IL
620740000
 $  64,000.00
 $        64,000.00
   9.200
 $   584.09
   80.000
161028
0.5000

0000021508767
ROBEL
900 5TH AVENUE
OPELIKA
AL
368010000
 $  13,500.00
 $        13,468.74
 10.450
 $   148.82
   70.000
111025
0.5000

0000021508791
BATHAM
27 DEAN WAY
CHICO
CA
959260000
 $  12,000.00
 $        11,968.45
 10.050
 $   116.21
   77.693
161002
0.5000

0000021508825
WAHLSTROM
372 CARRERA DR
MILL VALLEY
CA
949410000
 $  40,000.00
 $        39,785.00
 10.050
 $   529.72
   57.403
61009
0.5000

0000021508841
PARDUE
1611 JEFFERSON STREET
ANDERSON
IN
460160000
 $  40,800.00
 $        40,677.36
   9.000
 $   367.09
   80.000
160911
0.5000

0000021508890
EDMOND
713 26TH AVENUE
PHENIX CITY
AL
368690000
 $  50,800.00
 $        50,546.32
 10.250
 $   455.22
   80.000
110927
0.5000

0000021508940
MORRISEY
125 WINDING WAY
ROSS
CA
949570000
 $  13,500.00
 $        13,483.12
 10.400
 $   133.88
     7.232
161021
0.5000

0000021508957
PERGERSON
1835 BURLINGTON ROAD
ROXBORO
NC
275730000
 $  15,000.00
 $        14,926.98
 10.050
 $   198.65
   36.074
61007
0.5000

0000021508965
STOCKWELL
173 CARMEL HILL ROAD N.
BETHLEHEM
CT
067510000
 $121,000.00
 $      120,670.62
   9.150
 $   986.69
   69.142
260917
0.5000

0000021508973
RICHARDSON
235 DOGWOOD LANE
JACKSBORO
TN
377570000
 $  15,000.00
 $        14,853.34
 10.050
 $   198.65
   68.077
60925
0.5000

0000021509096
RAILEY
8822 S.E. KNAPP STREET
PORTLAND
OR
972660000
 $  19,000.00
 $        18,954.37
 10.050
 $   204.76
   75.658
111015
0.5000

0000021509161
ANDERSON
811 PINNACLE ROAD
STOWE
VT
056720000
 $230,000.00
 $      229,853.34
   8.250
 $1,719.84
   79.310
261001
0.5000

0000021509179
CLARKE
1513 CAMPBELL AVENUE
ROANOKE
VA
240130000
 $  45,600.00
 $        45,600.00
   9.050
 $   411.75
   81.428
161002
0.5000

0000021509245
DILLS
510 MOCKINGBIRD LANE
SYLVA
NC
287790000
 $  25,000.00
 $        24,889.96
 10.050
 $   269.42
   76.835
111015
0.5000

0000021509260
THOMAS
19031 MCFARLIN DRIVE
GERMANTOWN
MD
208740000
 $124,000.00
 $      123,949.11
 10.350
 $1,120.40
   80.000
111001
0.5000

0000021509294
BERLAND
1000 MANATEE ROAD
NAPLES
FL
341170000
 $  40,800.00
 $        40,800.00
   9.600
 $   382.98
   80.000
161101
0.5000

0000021509328
QUESINBERRY
2050 SR 82
IMMOKALEE
FL
339340000
 $  79,000.00
 $        78,892.55
   9.750
 $   749.33
   67.521
160924
0.5000

0000021509393
VINE
825 N KELLY DRIVE
HUNTSVILLE
UT
843170000
 $320,000.00
 $      319,849.11
   9.700
 $2,737.56
   80.000
260925
0.5000

0000021509401
SAMPLE
RD # 8 BOX 666A DRIVE
MILLSBORO
DE
199660000
 $  47,500.00
 $        47,500.00
   9.300
 $   392.50
   73.076
111023
0.5000

0000021509435
DUARTE
9921 S PRAIRIE FALCON LAN
HIGHLANDS R
CO
801260000
 $  78,300.00
 $        78,111.94
 10.050
 $   843.82
   79.997
111007
0.5000

0000021509443
MACKAY
29414 THIMBLEBERRY LANE
EVERGREEN
CO
804390000
 $  40,000.00
 $        40,000.00
 10.350
 $   395.33
   79.263
161112
0.5000

0000021509468
BENTIVOLIO
260 WHITE PINE TRAIL
MILFORD
MI
483810000
 $  35,000.00
 $        34,915.94
 10.050
 $   377.19
   46.016
111001
0.5000

0000021509476
SMITH
1634 HOFFMAN DR NE
ALBUQUERQUE
NM
871100000
 $  84,400.00
 $        84,172.19
 10.550
 $   845.47
   80.000
160924
0.5000

0000021509484
LEE
18801 SE GRANT STREET
PORTLAND
OR
972330000
 $  69,000.00
 $        68,963.08
   9.100
 $   560.17
   53.488
111009
0.5000

0000021509534
ZADWORNY
324 BROOKSIDE CIRCLE
NORTH HAMPT
MA
010600000
 $  50,000.00
 $        49,860.77
   9.600
 $   469.34
   51.813
160910
0.5000

0000021509542
CHEATHAM
4361 LYNNVILLE CRESCENT
VIRGINIA BE
VA
234520000
 $  33,000.00
 $        32,682.85
 10.350
 $   442.52
   70.034
60919
0.5000

0000021509591
STANDEFER
165 LEINBACH ROAD
ROSSVILLE
GA
307410000
 $  38,200.00
 $        38,200.00
   9.100
 $   389.73
   62.622
111023
0.5000

0000021509617
BUCHANAN
82 WOODLAND ROAD
ROCKY HILL
CT
060670000
 $121,500.00
 $      121,397.67
 10.250
 $1,088.77
   84.965
260823
0.5000

0000021509625
GREY
832 SHERMAN PARKWAY
NEW HAVEN
CT
065110000
 $  80,000.00
 $        79,617.00
   9.500
 $   745.71
   80.000
160820
0.5000

0000021509658
NELSON
236 EDGEHILL ROAD
SHARON
MA
020670000
 $  12,900.00
 $        12,869.02
 10.050
 $   139.02
   79.985
111015
0.5000

0000021509724
SEWELL
318 STONEWALL JACKSON DR
WILMINGTON
NC
284120000
 $  34,569.00
 $        34,402.26
 10.050
 $   372.54
   79.999
110930
0.5000

0000021509856
PETERS
7239 W. PORTLAND AVENUE
LITTLETON
CO
801230000
 $  20,000.00
 $        19,956.22
 11.050
 $   227.95
   65.634
111023
0.5000

0000021509864
WARD
2008 HUNTERRIDGE DRIVE
CLAYTON
NC
275200000
 $  62,400.00
 $        62,371.80
   9.900
 $   543.00
   80.000
261028
0.5000

0000021509898
PEDRO
100 HIGHSTONE STREET
TAUNTON
MA
027180000
 $  64,000.00
 $        63,667.61
   9.250
 $   658.69
   80.000
110916
0.5000

0000021509906
FLEMING
129 HICKORY LANE
TOWNHSIP OF
NJ
080550000
 $  40,000.00
 $        39,790.00
 10.200
 $   533.05
   73.395
61023
0.5000

0000021509922
BOOZER
916 EAST NEW ORLEANS
TAMPA
FL
336030000
 $  29,400.00
 $        29,371.25
   9.550
 $   248.29
   65.333
110913
0.5000

0000021509948
FONDREN
3123 19TH STREET
HUEYTOWN
AL
350230000
 $  48,000.00
 $        47,979.87
 10.250
 $   430.13
   80.000
111001
0.5000

0000021509963
ROCHELLE
1333 IBIS DRIVE
ENGLEWOOD
FL
342240000
 $  33,000.00
 $        32,986.30
 10.300
 $   296.95
   64.705
110923
0.5000

0000021510003
JANNEY
5250 COUNTRYSIDE COURT
ST CLOUD
FL
347710000
 $  57,600.00
 $        57,267.55
   9.050
 $   465.54
   80.000
110913
0.5000

0000021510011
MELLIN
150 MANOLLA AVENUE
WARWICK
RI
028880000
 $  15,400.00
 $        15,325.03
   9.950
 $   165.02
   79.828
110904
0.5000

0000021510045
BRENNEN
1053 E. ERIE AVENUE
LORAIN
OH
440520000
 $160,000.00
 $      159,769.42
   9.300
 $1,470.58
   80.000
161007
0.5000

0000021510052
JOHNSON
675 GREEN DRIVE
CANTON
GA
301140000
 $  60,000.00
 $        59,707.93
   9.950
 $   642.93
   80.000
110923
0.5000

0000021510086
MYRICK
2017 EWALD AVENUE
BALTIMORE
MD
212220000
 $  23,000.00
 $        23,000.00
 11.000
 $   261.42
   32.857
111015
0.5000

0000021510110
RING
7600 FARMGATE DRIVE
CHARLOTTE
NC
282150000
 $  20,000.00
 $        19,903.47
 10.200
 $   266.53
   79.223
61021
0.5000

0000021510128
BOWEN
32738 E DIXON STREET
COBURG
OR
974080000
 $  28,000.00
 $        28,000.00
 11.850
 $   333.35
   67.689
111028
0.5000

0000021510177
D'AURORA
119 GUMPS LANE
WINTERSVILL
OH
439520000
 $  49,600.00
 $        49,332.74
   9.000
 $   503.08
   80.000
110927
0.5000

0000021510201
HARSH
15309 ROSECROFT ROAD
ROCKVILLE
MD
208530000
 $  91,623.00
 $        91,402.94
 10.050
 $   987.40
   79.758
110925
0.5000

0000021510227
KUZNICKI
236 GREENWOOD DRIVE
CRANBERRY
PA
160660000
 $  13,200.00
 $        12,979.99
   9.950
 $   218.80
   71.650
30913
0.5000

0000021510268
NEAL
8205 S HERMITAGE AVENUE
CHICAGO
IL
606200000
 $  70,400.00
 $        70,298.54
   9.300
 $   647.06
   80.000
161011
0.5000

0000021510300
SANTIAGO
20-13 GREENE AVE
RIDGEWOOD
NY
113850000
 $121,000.00
 $      120,829.26
   9.750
 $1,039.58
   69.942
110819
0.5000

0000021510342
BARR
2068 SE KANE AVENUE
GRESHAM
OR
970800000
 $  14,729.00
 $        14,709.73
 10.050
 $   142.63
   79.999
161021
0.5000

0000021510417
DAVIS
18271 TEMPLE AVENUE
PORT CHARLO
FL
339480000
 $  76,800.00
 $        76,584.77
   9.550
 $   718.39
   80.000
160918
0.5000

0000021510466
DRABICKI
6092 MINOCK
DETROIT
MI
482280000
 $  37,100.00
 $        37,018.40
 11.000
 $   421.68
   70.000
111016
0.5000

0000021510474
ANDERSON
1780 BECKY COURT
RENO
NV
895030000
 $  25,800.00
 $        25,732.19
 10.050
 $   249.84
   79.943
160930
0.5000

0000021510482
BOUFFORD
15 PEG SHOP ROAD
KEENE
NH
034310000
 $  23,500.00
 $        23,268.84
   9.950
 $   309.91
   42.727
60916
0.5000

0000021510540
BRYAN
209 W TAYLOR
ALEXANDRIA
IN
460010000
 $  44,000.00
 $        43,977.19
   9.250
 $   361.98
   80.000
110923
0.5000

0000021510573
MILLS
902 THIRD AVE
STEELTON
PA
171130000
 $  55,000.00
 $        54,616.50
 10.500
 $   607.97
   77.464
110809
0.5000

0000021510649
WALSH
48 TERRACE AVE
PAWTUCKET
RI
028610000
 $  88,000.00
 $        87,960.65
   9.950
 $   769.02
   80.000
260924
0.5000

0000021510664
ZOOK
1820 NW CIRCLE PLACE
CORVALLIS
OR
973300000
 $120,000.00
 $      119,948.26
 10.120
 $1,063.75
   80.000
111001
0.5000

0000021510714
RATZELL
19923 PINECONE DRIVE
BEND
OR
977020000
 $  45,600.00
 $        45,575.25
   9.875
 $   395.97
   80.000
111001
0.5000

0000021510722
TRAVERS
 BOX 324 CO
SEAFORD
DE
199730000
 $  54,400.00
 $        54,319.09
   9.250
 $   498.24
   80.000
160927
0.5000

0000021510748
ROSTALLON
1384 LAKE EMORY ROAD
FRANKLIN
NC
287340000
 $  12,000.00
 $        11,972.00
 11.200
 $   137.91
   58.896
111028
0.5000

0000021510755
KAPUT
2242 N LAWLER
CHICAGO
IL
606390000
 $111,200.00
 $      111,038.72
   9.250
 $1,018.45
   80.000
160918
0.5000

0000021510797
CARRASCO
23206 S. FINLEY ROAD
KENNEWICK
WA
993370000
 $  10,000.00
 $          9,951.76
 10.050
 $   107.77
   72.118
110930
0.5000

0000021510805
FERGUSON
1907 N MONROE STREET
DECATUR
IL
625260000
 $  21,250.00
 $        21,032.63
   9.250
 $   272.07
   75.892
60930
0.5000

0000021510821
SILVA
3023 HOUNDS ESTATE COURT
SAN JOSE
CA
951350000
 $  31,950.00
 $        31,795.88
 10.050
 $   344.32
   79.898
110924
0.5000

0000021510847
FORSYTHE, JR
1209 LAREDO
ST. LOUIS
MO
631380000
 $  26,000.00
 $        25,788.22
   9.500
 $   271.50
   59.090
111011
0.5000

0000021510862
HYDE
57 BELDEN ROAD
TOWN OF BUR
CT
060130000
 $  28,366.00
 $        28,329.60
 10.200
 $   277.51
   78.651
161021
0.5000

0000021510870
THOMPSON
643 ANTIQUITY DRIVE
FAIRFIELD
CA
945850000
 $  32,000.00
 $        31,923.14
 10.050
 $   344.86
   69.863
111007
0.5000

0000021510912
HOGAN
1315 N. SOMERSET AVENUE
INDIANAPOLI
IN
462220000
 $  60,800.00
 $        60,768.48
   9.250
 $   500.19
   80.000
111009
0.5000

0000021511019
DRAPE
57 BLOODGOOD STREET
PAWTUCKET
RI
028610000
 $  55,000.00
 $        54,936.47
   8.750
 $   432.69
   59.139
110916
0.5000

0000021511076
HEINSINGER
15 SHAWNEE TRAIL
SHAMONG
NJ
080880000
 $102,700.00
 $      102,360.52
   9.950
 $   897.48
   65.000
260909
0.5000

0000021511084
MORTON
12328 E SIERRA AVENUE
CLOVIS
CA
936110000
 $  13,000.00
 $        12,694.23
 10.050
 $   172.16
   63.476
60930
0.5000

0000021511100
RICHARDSON
1154 EAST 225TH STREET
BRONX
NY
104660000
 $  81,000.00
 $        80,830.03
   9.050
 $   654.67
   50.000
110905
0.5000

0000021511134
FINNEY
36 LINCOLN PARKWAY
ANNAPOLIS
MD
214010000
 $107,200.00
 $      107,066.86
 10.350
 $   968.60
   80.000
110814
0.5000

0000021511175
MARSOLEK
937 CONNECTICUT AVENUE
ROANOKE
VA
240120000
 $  51,000.00
 $        50,749.46
   9.850
 $   543.38
   85.000
110930
0.5000

0000021511191
HANCOCK
1 ROUTE BOX 698
NEW CASTLE
VA
241270000
 $  67,150.00
 $        67,056.88
   9.600
 $   630.32
   85.000
161008
0.5000

0000021511225
THERRY
1 HASTINGS DRIVE
MERRICK
NY
115660000
 $  75,000.00
 $        74,228.13
 10.050
 $   993.21
   48.951
61018
0.5000

0000021511258
DIEHM
14 SMITH ROAD
DOVER TOWNS
NJ
087550000
 $  75,000.00
 $        74,909.08
 10.500
 $   686.06
   68.181
110805
0.5000

0000021511274
CHRISTENSON
2 PARKER ROAD
BROOKLINE
NH
030330000
 $100,800.00
 $      100,747.74
   9.250
 $   829.26
   70.000
111001
0.5000

0000021511290
DOYLE
13 CANDACE LANE
CHATHAM
NJ
079280000
 $  36,500.00
 $        36,412.34
 10.050
 $   393.35
   76.572
111015
0.5000

0000021511316
BONETA
1515 15TH AVENUE
VERO BEACH
FL
329600000
 $  44,000.00
 $        43,863.49
   8.750
 $   388.84
   78.571
160923
0.5000

0000021511332
CREAGER
1862 W. 133RD STREET
CARBONDALE
KS
664140000
 $  20,474.00
 $        20,374.33
 10.050
 $   271.14
   75.899
61007
0.5000

0000021511340
WALLACE
6029 BUTTONWILLOW LANE
TALLAHASSEE
FL
323140000
 $  33,750.00
 $        33,705.55
 10.000
 $   325.70
   78.488
160918
0.5000

0000021511365
SPROTT
345 AVEBURY COURT
ALPHARETTA
GA
302020000
 $  16,500.00
 $        16,460.37
 10.050
 $   177.82
   78.104
111011
0.5000

0000021511381
ALAGNA
115 -53 114TH PLACE
JAMAICA
NY
114200000
 $140,000.00
 $      139,831.26
 10.490
 $1,279.59
   82.352
110816
0.5000

0000021511498
KOCHANIK
1070 HOFFMAN ROAD
BRIDGEWATER
NJ
088070000
 $  29,132.00
 $        28,991.47
 10.050
 $   313.95
   79.999
110925
0.5000

0000021511571
HICKS
14900 ALDER AVENUE
EAST CLEVEL
OH
441120000
 $  44,000.00
 $        43,766.57
   9.000
 $   446.28
   80.000
110918
0.5000

0000021511621
DUNCAN
4514 SUGAR MAPLE DRIVE
LAFAYETTE
IN
479050000
 $  39,000.00
 $        38,681.49
 11.950
 $   466.82
   54.988
110723
0.5000

0000021511639
MONTOYA
 RT 10 BOX 88
SANTA FE
NM
875010000
 $  87,000.00
 $        87,000.00
 10.500
 $   868.60
   75.652
161104
0.5000

0000021511647
FELDMAN
3834 COMMODORE PERRY HWY
SOUTH KINGS
RI
028790000
 $  35,788.00
 $        35,759.90
 12.450
 $   380.57
   69.999
110801
0.5000

0000021511688
CORNINE
HC 1 BOX 1472
BLAKESLEE
PA
186100000
 $  85,500.00
 $        85,385.34
   9.990
 $   749.70
   73.076
260816
0.5000

0000021511704
VENZOR
410 S 2ND STREET
LOVINGTON
NM
882600000
 $  18,400.00
 $        18,353.95
   9.600
 $   193.25
   80.000
111004
0.5000

0000021511761
RIPLEY
35 SNEDEKER ROAD
WHEELING
WV
260030000
 $  56,000.00
 $        55,419.05
   9.000
 $   709.39
   75.167
60923
0.5000

0000021511779
WIGMORE
636 NATHAN STREET
NORWOOD
MA
020620000
 $  39,000.00
 $        38,894.20
 12.900
 $   454.14
   63.269
160805
0.5000

0000021511787
HILL
44 DOWNEY STREET
WATERTOWN
MA
021720000
 $  90,500.00
 $        90,393.46
 10.600
 $   834.62
   51.714
110729
0.5000

0000021511829
SOSA
555 SOUTH 300 WEST
SALEM
UT
846530000
 $  20,000.00
 $        19,903.52
 10.050
 $   215.54
   54.328
110924
0.5000

0000021511837
STROMAN
3212 POPE STREET, SE
WASHINGTON
DC
200200000
 $  33,000.00
 $        32,895.51
 11.750
 $   357.63
   53.162
160819
0.5000

0000021511860
KRAMER
3 AXDELL ROAD
SUDBURY
MA
017760000
 $  49,500.00
 $        49,084.28
 11.650
 $   582.99
   79.390
110729
0.5000

0000021511878
FOX
2325 A STREET
FOREST GROV
OR
971160000
 $215,600.00
 $      214,466.43
   9.100
 $2,199.61
   80.000
110927
0.5000

0000021511894
GITTER
9359 RISING SUN AVE
PHILADELPHI
PA
191150000
 $  57,600.00
 $        57,516.11
   9.600
 $   488.55
   80.000
110801
0.5000

0000021511902
IVERSON
1485 SE 10TH AVENUE
GRESHAM
OR
970800000
 $128,800.00
 $      128,620.65
   8.800
 $1,017.88
   80.000
110925
0.5000

0000021512017
COURTNEY
6556 BOCK TERRACE
OXON HILL
MD
207450000
 $  65,400.00
 $        65,170.94
 10.990
 $   674.61
   70.035
160809
0.5000

0000021512025
KING
137 VEHORN ROAD
FAIRVIEW
NC
287300000
 $  72,250.00
 $        72,217.07
   9.950
 $   631.38
   85.000
111015
0.5000

0000021512033
CROWLEY
1417 HUBBARD DRIVE
DARLINGTON
SC
295320000
 $  41,650.00
 $        41,650.00
   9.650
 $   354.79
   85.000
111120
0.5000

0000021512041
MALCOLM
3211 WINCHESTER DRIVE
PORTSMOUTH
VA
237070000
 $  18,000.00
 $        17,823.03
   9.950
 $   237.38
   26.986
60925
0.5000

0000021512066
JAMESON
23175 RANCH HILL DRIVE EA
SOUTHFIELD
MI
480340000
 $  71,000.00
 $        70,512.37
   9.000
 $   720.13
   69.607
110918
0.5000

0000021512090
RILEY
615 WHITTIER STREET, NW
WASHINGTON
DC
200120000
 $135,000.00
 $      134,937.02
   9.750
 $1,159.86
   68.877
261002
0.5000

0000021512116
GONZALEZ
614 DENNISON DRIVE
SOUTHBRIDGE
MA
015500000
 $  20,000.00
 $        19,880.33
 12.150
 $   241.97
   24.390
110723
0.5000

0000021512132
BERZINS
112 7TH STREET
HICKSVILLE
NY
118010000
 $  60,000.00
 $        59,562.06
 10.000
 $   644.77
   69.265
110821
0.5000

0000021512140
LANE
107 WEST MCKINNEY
RUNNELLS
IA
502370000
 $  32,000.00
 $        31,780.93
 10.700
 $   357.71
   57.142
110816
0.5000

0000021512157
SALMON
1127 S GATES
AURORA
IL
605050000
 $  77,280.00
 $        77,175.48
   9.950
 $   675.34
   80.000
260805
0.5000

0000021512199
WASSONG
102 WOODSIDE AVENUE
KEANSBURG
NJ
077340000
 $  23,000.00
 $        22,843.99
 10.800
 $   258.54
   79.237
110819
0.5000

0000021512256
WILLIAMS
8007 FLIPPO DRIVE
FREDRICKSBU
VA
224080000
 $  97,750.00
 $        97,256.52
   9.550
 $1,023.69
   85.000
110925
0.5000

0000021512264
KEARNEY
1101 FARQUHAR DRIVE
YORK
PA
174030000
 $  85,000.00
 $        84,184.31
 10.200
 $   923.85
   22.745
110801
0.5000

0000021512272
MORTON
605 S 700 EAST
MILL CREEK
IN
463650000
 $  71,200.00
 $        71,108.68
 10.200
 $   635.38
   80.000
110807
0.5000

0000021512306
HEPLER
306 W ROSE ST.
CARLSBAD
NM
882200000
 $  24,000.00
 $        23,966.28
   9.500
 $   223.72
   68.571
161008
0.5000

0000021512330
HIBBS
 ROUTE 507
NEWFOUNDLAN
PA
184450000
 $  50,150.00
 $        49,996.16
 11.990
 $   551.85
   85.000
160821
0.5000

0000021512363
HEISER
3021 LA COSTA AVENUE
CARLSBAD
CA
920090000
 $  58,114.00
 $        57,833.68
 10.050
 $   626.28
   77.585
111002
0.5000

0000021512371
BRUMFIELD
151 S 2ND STREET
STEELTON
PA
171130000
 $  32,000.00
 $        31,227.40
 11.250
 $   368.76
   71.111
110823
0.5000

0000021512413
SEGAL
584 WETUMKA COURT
WHEELING
IL
600900000
 $  44,000.00
 $        43,895.77
 10.200
 $   478.23
   66.367
111028
0.5000

0000021512421
GORDA
919 N OHIO
SPRINGFIELD
IL
627020000
 $  56,800.00
 $        56,559.90
   9.250
 $   520.22
   80.000
160927
0.5000

0000021512439
HUGHES
6274 N FARM ROAD #105
WILLARD
MO
657810000
 $  43,200.00
 $        42,979.92
   9.450
 $   449.81
   78.545
110927
0.5000

0000021512447
BROWN
2869 N 5150 WEST
OGDEN
UT
844040000
 $  21,600.00
 $        21,600.00
 10.050
 $   232.78
   78.047
111030
0.5000

0000021512454
HOWELL
333 S COUNTY LINE ROAD
CROWN POINT
IN
463070000
 $  60,000.00
 $        59,947.40
 11.950
 $   614.86
   65.934
110806
0.5000

0000021512462
DEVINE
281 BOSTON POST ROAD
OLD LYME
CT
063710000
 $  79,000.00
 $        78,712.60
 10.700
 $   799.37
   72.319
160819
0.5000

0000021512470
BOLDUC
333 HUNTING HOUSE ROAD
GLOCESTER
RI
028140000
 $  19,000.00
 $        18,882.01
 11.750
 $   224.99
   72.598
110805
0.5000

0000021512512
PANKA
7415 VENTURA CIRCLE
LIVERPOOL
NY
130880000
 $  68,000.00
 $        67,894.52
   9.300
 $   561.89
   80.000
110730
0.5000

0000021512546
PHELPS
299 BELMONT AVENUE
SPRINGFIELD
MA
011080000
 $  48,000.00
 $        47,942.13
 10.490
 $   438.72
   80.000
260814
0.5000

0000021512553
CEASER
434 ROLLINGWOOD CIRCLE
FAYETTEVILL
NC
283050000
 $  25,000.00
 $        24,846.37
   9.100
 $   255.06
   33.068
110923
0.5000

0000021512603
KOUTEN
46 SPRING STREET
RED BANK
NJ
077010000
 $  25,000.00
 $        24,814.57
 10.900
 $   282.59
   76.685
110814
0.5000

0000021512660
MAACK
161 MONMOUTH CIRCLE
TOWNSHIP OF
PA
193120000
 $  29,620.00
 $        29,542.15
 10.050
 $   286.83
   79.999
161001
0.5000

0000021512686
SWAN
26 JAMES STREET
MONTCLAIR
NJ
070420000
 $132,000.00
 $      131,757.33
   9.600
 $1,119.58
   75.428
110820
0.5000

0000021512710
CHURCH
6518 BETHEL CHURCH ROAD
GIBSONVILLE
NC
272490000
 $  52,000.00
 $        51,840.28
 10.500
 $   519.16
   80.000
160910
0.5000

0000021512728
EVANS
30 BUNNY TRAIL
SCITUATE
RI
028310000
 $  31,000.00
 $        30,574.49
 11.400
 $   434.08
   80.000
60731
0.5000

0000021512736
PERNA
48 SPICER STREET
N. PROVIDEN
RI
029040000
 $  89,500.00
 $        89,414.36
   9.650
 $   762.38
   72.592
110917
0.5000

0000021512785
TATE
126 ALASKA STREET
WALSH
CO
810900000
 $  48,000.00
 $        47,926.28
   8.800
 $   425.72
   80.000
160927
0.5000

0000021512819
ROSS
20 HANCOCK RD
WEST ISLIP
NY
117950000
 $  36,270.00
 $        36,239.45
 10.250
 $   325.02
   74.998
110818
0.5000

0000021512827
CAMPBELL
13140 LANGLEY ROAD
BRYANTOWN
MD
206170000
 $  67,000.00
 $        66,574.13
 11.500
 $   782.69
   62.780
110819
0.5000

0000021512843
COTELO,JR
1030 GOOSE CREEK ROAD
DOVER TOWNS
NJ
087530000
 $111,000.00
 $      110,210.99
 10.990
 $1,056.25
   79.856
110814
0.5000

0000021512868
BROOK
16-3 ARTHUR DRIVE
SOUTH WINDS
CT
060740000
 $  21,200.00
 $        21,023.60
 11.750
 $   251.04
   79.920
110802
0.5000

0000021512884
STILL
10 PARISH LANE
WILLINGBORO
NJ
080460000
 $  70,000.00
 $        69,627.60
 11.750
 $   758.60
   79.545
160804
0.5000

0000021512926
BAILEY
3161 FLINT HILL ROAD
ADAMSTOWN
MD
217100000
 $  39,000.00
 $        38,664.78
 11.400
 $   453.12
   78.047
110801
0.5000

0000021512942
CARLSON
153 PLEASANT STREET
EAST PROVID
RI
029160000
 $  45,000.00
 $        44,876.06
 12.790
 $   520.50
   77.449
160814
0.5000

0000021513049
BROWN
105 RICHMOND HILL AVENUE
STAMFORD
CT
069020000
 $  32,600.00
 $        32,310.55
 11.050
 $   371.56
   73.496
110722
0.5000

0000021513080
MELVIN,   JR
170 TRYPAK ROAD
HOWELL TOWN
NJ
077310000
 $  45,000.00
 $        44,842.40
 10.990
 $   464.18
   35.156
160806
0.5000

0000021513106
WEISS
1025 SOUTH SCHOOL STREET
LOMBARD
IL
601480000
 $  20,000.00
 $        19,977.92
 10.900
 $   188.96
   50.724
110925
0.5000

0000021513122
HAWKINS
624 NORTH EDGEWOOD STREET
BALTIMORE
MD
212290000
 $  16,000.00
 $        15,623.31
   8.450
 $   197.95
   32.653
60930
0.5000

0000021513148
DAVIS
TRACT F GIBBS SBDVSN
SANTA FE
NM
875050000
 $  55,000.00
 $        54,734.71
 10.050
 $   592.72
   70.377
110920
0.5000

0000021513205
EUBANKS
4515 E OLD BOMBING RANGE
AVON PARK
FL
338250000
 $  64,000.00
 $        63,968.84
   9.550
 $   540.49
   80.000
111001
0.5000

0000021513312
VAN BUSKIRK
842 WEBSTER STREET
HANOVER
MA
023390000
 $  85,600.00
 $        85,443.31
   9.900
 $   744.89
   80.000
110724
0.5000

0000021513320
GRAY
275 STRICKLAND ROAD
SMITHFIELD
NC
275770000
 $  62,900.00
 $        62,746.13
   9.850
 $   670.17
   85.000
110930
0.5000

0000021513338
CASSIDY
105 GLENROCK DRIVE
CLAYMONT
DE
197030000
 $  79,800.00
 $        79,704.09
 10.700
 $   807.46
   64.878
160930
0.5000

0000021513353
DARR
1229 LAKESIDE DRIVE
LAYTONVILLE
CA
954540000
 $  15,000.00
 $        14,980.37
 10.050
 $   145.26
   77.440
161001
0.5000

0000021513429
ONWUZULIGBO
4157 LIBUSE DRIVE
BATON ROUGE
LA
708160000
 $  47,250.00
 $        47,001.07
   9.550
 $   399.03
   70.000
111001
0.5000

0000021513437
GOMEZ
1882 ELDER COURT
HAYWARD
CA
945450000
 $  22,000.00
 $        21,947.16
 10.050
 $   237.09
   79.986
111002
0.5000

0000021513445
GEMMILL
16520 REICHEL ROAD SOUTHE
RAINIER
WA
985760000
 $  78,000.00
 $        77,756.30
   9.100
 $   795.78
   74.285
110924
0.5000

0000021513452
BARTON
1308 11TH AVENUE
LEWISTON
ID
835010000
 $  10,100.00
 $          9,838.39
 10.050
 $   214.85
   79.974
10925
0.5000

0000021513478
WELLINGTON
32 NORTH 17TH STREET
EAST ORANGE
NJ
070170000
 $  76,000.00
 $        75,700.82
 10.990
 $   783.95
   79.987
160725
0.5000

0000021513494
COX
709 SOUTH 4TH STREET
MONTROSE
CO
814010000
 $  59,200.00
 $        58,880.24
   8.800
 $   593.43
   76.883
110925
0.5000

0000021513551
JOHNSON
14-18 OAKLAND TERRACE
NEWARK CITY
NJ
071060000
 $  65,000.00
 $        64,703.23
 10.500
 $   648.95
   41.935
160802
0.5000

0000021513601
WILT
17610 LEGGETT ROAD
MONTVILLE
OH
440640000
 $  75,000.00
 $        74,970.19
 10.500
 $   686.06
   61.475
111002
0.5000

0000021513619
ADKINS
1546 GLENN BROOKE WOODS
BALLWIN
MO
630210000
 $130,000.00
 $      129,870.23
   9.450
 $1,088.38
   78.787
110910
0.5000

0000021513650
PADIN
13 NIAGARA STREET
NEWARK CITY
NJ
071050000
 $160,000.00
 $      159,426.05
 10.990
 $1,650.42
   80.000
160821
0.5000

0000021513668
MONTI
10 PECKHAM PLACE
BRISTOL
RI
028090000
 $104,000.00
 $      103,721.36
   9.900
 $   996.75
   77.037
160909
0.5000

0000021513759
PINCOCK
3224 W CARAWAY BAY
WEST JORDAN
UT
840880000
 $  31,000.00
 $        30,850.47
 10.050
 $   334.08
   78.796
110930
0.5000

0000021513767
LOUISVILLE
15 LAKEWOOD ESTATES DRIV
NEW ORLEANS
LA
701310000
 $400,000.00
 $      399,592.29
   9.350
 $3,319.73
   80.000
110916
0.5000

0000021513775
MCKINNON
2459 SW 87TH AVE
PORTLAND
OR
972250000
 $  20,000.00
 $        19,481.96
 10.050
 $   425.44
   48.618
10927
0.5000

0000021513817
MCDAVID
5400 NW 185TH STREET
ORANGE LAKE
FL
326810000
 $  62,400.00
 $        62,313.46
   9.600
 $   585.74
   80.000
161016
0.5000

0000021513882
UPDIKE
908 BROAD STREET
FLORENCE TW
NJ
085180000
 $131,000.00
 $      130,905.93
 10.990
 $1,246.56
   84.516
110821
0.5000

0000021513890
COOK
4505 TENNESSEE WAY
FORT MYERS
FL
339050000
 $  14,000.00
 $        13,984.14
 11.150
 $   145.94
   77.611
160930
0.5000

0000021513908
HODGES
26 AMHERST COURT
GROTON
CT
063550000
 $  12,000.00
 $        11,968.45
 10.050
 $   116.21
   78.729
160923
0.5000

0000021513957
THENOR
101 WARD STREET
ORANGE CITY
NJ
070500000
 $  80,000.00
 $        79,466.81
 10.990
 $   908.78
   80.000
110806
0.5000

0000021514005
ALICEA
 114-116 SHULTAS PLACE
HARTFORD
CT
061140000
 $  65,000.00
 $        64,421.96
   9.500
 $   605.89
   71.428
160826
0.5000

0000021514021
GRABAU
48 GREEN GROVE AVENUE
BORO OF KEY
NJ
077350000
 $  65,000.00
 $        64,369.60
   9.750
 $   736.56
   50.000
90820
0.5000

0000021514039
WILLIAMS
5331 W SHADES VALLEY
MONTGOMERY
AL
361080000
 $  15,000.00
 $        15,000.00
   9.850
 $   159.82
   76.994
111120
0.5000

0000021514104
GREEN
514 W COLUMBIA
DANVERS
IL
617320000
 $  72,800.00
 $        72,422.37
   9.250
 $   749.26
   80.000
110925
0.5000

0000021514112
FLETCHER, JR
8124 S OGELSBY AVENUE
CHICAGO
IL
606170000
 $  68,000.00
 $        67,869.28
   8.650
 $   530.11
   80.000
111002
0.5000

0000021514138
BRYLA
66 ASHTON DRIVE
STATEN ISLA
NY
103120000
 $  45,500.00
 $        45,340.64
 10.990
 $   469.34
   42.221
160818
0.5000

0000021514146
URCIUOLI
14 LYONS PLACE
STATEN ISLA
NY
103140000
 $  60,000.00
 $        59,945.62
 11.800
 $   607.95
   43.478
110801
0.5000

0000021514153
MCCOY
5337 ST. LOUIS AVENUE
ST. LOUIS
MO
631330000
 $  28,900.00
 $        28,871.38
 11.400
 $   284.00
   85.000
110730
0.5000

0000021514161
YARBROUGH
133 NEPTUNE AVENUE
JERSEY CITY
NJ
073030000
 $  60,000.00
 $        59,789.85
 10.990
 $   618.91
   80.000
160817
0.5000

0000021514179
MONEY
17719 ROCKLEDGE AVE
SPRING HILL
FL
346100000
 $  52,800.00
 $        52,774.30
   9.550
 $   445.90
   80.000
110930
0.5000

0000021514195
CHESSER
5319 ALPHA DRIVE
ORLANDO
FL
328100000
 $  77,400.00
 $        77,269.53
   8.900
 $   617.22
   73.714
110821
0.5000

0000021514203
PEZZINO
41 ST.PAUL AVENUE
NEWARK
NJ
071060000
 $  58,500.00
 $        58,141.85
 11.900
 $   698.34
   65.000
110810
0.5000

0000021514229
REDWAY
1027 PROSPECT AVENUE
MIDDLETOWN
NJ
077160000
 $125,500.00
 $      125,015.91
 10.250
 $1,231.97
   80.448
160823
0.5000

0000021514237
SERPI
OLD DUTCH HOLLOW ROAD
MONROE
NY
109500000
 $143,500.00
 $      143,373.84
 10.050
 $1,264.63
   70.000
111001
0.5000

0000021514260
WHITE
775 SOUTH 10TH STREET
NEWARK
NJ
071080000
 $108,800.00
 $      107,777.67
   9.950
 $1,165.85
   83.692
110726
0.5000

0000021514278
RADICH
20 CHURCH STREET
SAYREVILLE
NJ
088720000
 $  67,500.00
 $        66,976.10
 10.200
 $   733.64
   54.000
110821
0.5000

0000021514328
MATEY
188 BRANFORD ROAD
NORTH BRANF
CT
064710000
 $144,000.00
 $      143,530.39
   8.990
 $1,294.68
   80.000
160827
0.5000

0000021514369
CHANCELLOR
RTE 2 BOX 146
CLEAR BLUFF
AL
359590000
 $  26,250.00
 $        26,221.96
 11.400
 $   257.96
   75.000
110805
0.5000

0000021514377
DAMALLIE
480 NE 158TH ST.
MIAMI
FL
331620000
 $  40,000.00
 $        39,851.61
 10.550
 $   400.70
   44.444
160802
0.5000

0000021514419
WILLIAMS,JR
114 N. SCOTCH PLAINS AVE
WESTFILED
NJ
070900000
 $162,500.00
 $      162,342.68
 11.500
 $1,609.23
   77.380
110826
0.5000

0000021514435
LEZOTT
14 SUTER LANE
NORTH HALED
NJ
075080000
 $127,000.00
 $      126,847.26
 10.500
 $1,161.72
   74.705
110819
0.5000

0000021514476
CHARLES
12 NESBITT ST.
JERSEY CITY
NJ
073070000
 $  25,000.00
 $        24,811.28
 10.800
 $   281.02
   78.314
110816
0.5000

0000021514484
GRESTINI
191 LEETE STREET
WEST HAVEN
CT
065160000
 $105,400.00
 $      105,191.97
   9.700
 $   901.69
   78.074
110827
0.5000

0000021514492
PAYNE
36911 TRACY ROAD
DADE CITY
FL
335250000
 $  35,275.00
 $        35,242.63
   9.850
 $   305.67
   85.000
111009
0.5000

0000021514526
HUTTO
2352 OAKCREST ROAD
COLUMBIA
SC
292230000
 $  58,000.00
 $        57,568.93
   9.800
 $   616.20
   64.444
110822
0.5000

0000021514542
DEVINE
433 DRISCOLL DRIVE
BRICK
NJ
087240000
 $  60,000.00
 $        59,933.82
 10.900
 $   566.87
   73.170
110814
0.5000

0000021514559
NICHOLS
341 WEST BRITANNIA STREET
TAUNTON
MA
027800000
 $  33,000.00
 $        32,764.59
 10.250
 $   295.72
   68.604
110820
0.5000

0000021514617
FAULKNER
ROUTE 6 BOX 319-A
KINGSTON
NC
285010000
 $  56,000.00
 $        55,589.40
   9.950
 $   600.07
   80.000
110814
0.5000

0000021514633
HICKS
6200 KIRBY ROAD
CLINTON
MD
207350000
 $104,000.00
 $      103,882.35
   8.850
 $   825.61
   80.000
260924
0.5000

0000021514765
DERBY
17550 G DRIVE SOUTH
MARSHALL
MI
490680000
 $  22,000.00
 $        21,947.16
 10.050
 $   237.09
   77.718
110925
0.5000

0000021514773
DIRENZO
648 NEW BUCKLEY STREET
BRISTOL
PA
190070000
 $  25,000.00
 $        24,861.60
 10.250
 $   272.49
   69.033
110916
0.5000

0000021514799
WYATT
1230 SLANN DRIVE
CAYCE
SC
290330000
 $  55,000.00
 $        54,924.01
   9.850
 $   476.58
   73.333
110821
0.5000

0000021514807
FORBES
513 GLENDA STREET
WINTERVILLE
NC
285900000
 $  46,000.00
 $        45,966.97
 10.990
 $   437.73
   70.769
110820
0.5000

0000021514815
HAWES
66 DARROW STREET
QUINCY
MA
021690000
 $120,000.00
 $      119,887.62
 11.650
 $1,202.11
   80.000
110805
0.5000

0000021514856
CATHEY
7302 CORNWALL DRIVE
KNOXVILLE
TN
379310000
 $  40,000.00
 $        39,903.93
 10.050
 $   431.07
   76.739
111009
0.5000

0000021514872
TOSCANO
1850 SHADY LANE
SOUTH LAKE
CA
961500000
 $  30,000.00
 $        29,991.32
 11.950
 $   307.43
   41.578
111001
0.5000

0000021514898
DOLOMITE
100 HAZELWOOD
WEST HAMPTO
NY
119780000
 $  31,600.00
 $        31,524.10
 10.050
 $   340.55
   79.773
111007
0.5000

0000021514930
PALMER
ROUTE 1 BOX 138
OSCEOLA
MO
647760000
 $  43,300.00
 $        43,246.79
 10.400
 $   392.85
   69.951
110819
0.5000

0000021514955
HUBER
44 PARKSIDE CIRCLE
LEVITTOWN
PA
190560000
 $100,300.00
 $      100,251.18
   9.550
 $   847.04
   85.000
110923
0.5000

0000021515028
MAIN
10850 GROVE TERRACE
SEMINOLE
FL
337720000
 $  17,150.00
 $        16,977.02
   9.500
 $   221.92
   79.716
60911
0.5000

0000021515044
ORCUTT
ROUTE 2
VERSAILLES
MO
650840000
 $  41,600.00
 $        41,578.35
 12.450
 $   442.37
   80.000
110821
0.5000

0000021515077
MULLER
23 VALLEY VIEW ROAD
WARREN
NJ
070590000
 $  25,000.00
 $        24,939.96
 10.050
 $   269.42
   79.024
111017
0.5000

0000021515119
SWAFORD
4305 NORTH OAKS DRIVE
COLUMBUS
GA
319090000
 $  63,000.00
 $        62,948.51
 10.250
 $   564.55
   78.750
260920
0.5000

0000021515135
GRANMAN
10856 HOLLY ROAD NW
BREMERTON
WA
983120000
 $  70,400.00
 $        70,366.05
   9.250
 $   576.62
   80.000
111018
0.5000

0000021515143
HALL
4720 CRICKLEWOOD RD
GREENSBORO
NC
274070000
 $  68,800.00
 $        68,698.74
   9.550
 $   581.02
   80.000
110826
0.5000

0000021515168
GALLEGOS
864 WEST 400 NORTH
SALT LAKE C
UT
841160000
 $  76,800.00
 $        76,666.65
   9.900
 $   668.31
   80.000
110927
0.5000

0000021515176
ALLEN
44 SPENCE AVENUE
ATLANTA
GA
303170000
 $  56,000.00
 $        55,953.55
 12.200
 $   584.66
   80.000
260828
0.5000

0000021515192
NYBERG
2086 WEST HAPPINESS DRIVE
WEST JORDAN
UT
840840000
 $  28,000.00
 $        27,925.17
   9.650
 $   294.93
   64.916
111001
0.5000

0000021515259
JAMISON
4609 COURTNEY-HUNTSVILLE
YADKINVILLE
NC
270550000
 $  48,800.00
 $        48,740.03
 10.400
 $   442.75
   80.000
110822
0.5000

0000021515309
MARGOSSIAN
77 CHESTER AVENUE
CHELSEA
MA
021500000
 $  37,000.00
 $        36,555.63
   9.050
 $   376.39
   37.000
110930
0.5000

0000021515317
ROBERTSON
53 WEST AZALEA DRIVE
DEBARY
FL
327130000
 $  50,000.00
 $        49,931.64
   9.900
 $   435.10
   80.000
110807
0.5000

0000021515333
LINDER
90 MANVILLE STREET
LEICESTER
MA
015240000
 $  65,600.00
 $        65,455.67
   9.250
 $   539.68
   80.000
111002
0.5000

0000021515382
WARD
2410 WAYNE GIBSON ROAD
HUNTINGTOWN
MD
206390000
 $  30,000.00
 $        29,855.30
 10.050
 $   323.30
   64.246
110924
0.5000

0000021515408
TRUJILLO
2055 CUSTER AVENUE
OGDEN
UT
844010000
 $  72,000.00
 $        71,959.00
   8.800
 $   569.00
   80.000
110925
0.5000

0000021515416
CLARK
52 FRANKLIN STREET
SARATOGA SP
NY
128660000
 $  40,000.00
 $        39,985.58
 10.950
 $   379.42
   60.064
111001
0.5000

0000021515424
GONZALES
617 VELARDE STREET
SANTA FE
NM
875010000
 $  26,000.00
 $        25,938.13
 10.150
 $   281.79
   43.532
111021
0.5000

0000021515440
DAY
112 STUART COURT
VACAVILLE
CA
956870000
 $163,200.00
 $      163,127.03
   9.950
 $1,426.18
   80.000
111001
0.5000

0000021515457
BEYE
54 CLINTON AVE
JAMESTOWN
RI
028350000
 $  52,595.00
 $        52,545.26
 11.900
 $   536.96
   80.000
110702
0.5000

0000021515465
SOARES
516 MAXFIELD STREET
NEW BEDFORD
MA
027400000
 $  60,000.00
 $        59,891.02
   9.250
 $   493.61
   80.000
110820
0.5000

0000021515473
WOOD,JR
1647 HAWTHORNE ROAD
MACON
GA
312110000
 $  72,000.00
 $        71,922.10
 10.990
 $   685.13
   80.000
110821
0.5000

0000021515523
ZELLER
1145 SE FOREST AVENUE
SHERWOOD
OR
971400000
 $  20,050.00
 $        20,050.00
 10.050
 $   216.08
   79.831
111021
0.5000

0000021515531
THOMAS
2218 WASHINGTON STREET
COLUMBIA
SC
292040000
 $  38,400.00
 $        37,905.69
   9.550
 $   402.15
   80.000
110809
0.5000

0000021515556
CARD
381 CATHANCE ROAD
TOPSHAM
ME
040860000
 $  15,000.00
 $        14,850.63
 10.050
 $   161.65
   61.700
111004
0.5000

0000021515572
MALLEY
317 TERRACE AVE
JERSEY CITY
NJ
073070000
 $  75,200.00
 $        74,850.98
   8.800
 $   666.96
   80.000
160819
0.5000

0000021515598
HARRISON
510 NATIONAL COURT DRIVE
NEW BERN
NC
285600000
 $  10,000.00
 $          9,903.89
 10.350
 $   134.10
   58.612
60930
0.5000

0000021515622
DAUGHERTY
1349 W TALISMAN ROAD
TUCSON
AZ
857050000
 $  32,000.00
 $        31,921.72
   9.850
 $   340.95
   71.111
111023
0.5000

0000021515663
BARNES
6806 PAINTER TERRACE
CAPITAL HEI
MD
207430000
 $  25,000.00
 $        24,880.38
 10.350
 $   335.25
   74.501
61004
0.5000

0000021515697
ADAMS
1108 W OLIVE STREET
BLOOMINGTON
IL
617010000
 $  46,400.00
 $        46,334.40
   9.450
 $   431.00
   80.000
160925
0.5000

0000021515705
PINZETTI
4117 N DAMEN AVENUE
CHICAGO
IL
606180000
 $  88,950.00
 $        88,821.81
   9.300
 $   817.55
   31.210
161017
0.5000

0000021515754
BLENKLE
11229 RHODE DRIVE
UTICA
MI
483170000
 $  20,887.00
 $        20,786.87
 10.350
 $   228.95
   80.000
110930
0.5000

0000021515770
WRIGHT
51 WEST CARLOS ROAD
MEMPHIS
TN
381170000
 $  15,500.00
 $        15,466.69
 11.250
 $   178.62
   76.788
111015
0.5000

0000021515796
OWEN
 GORTON LAKE ROAD
BROOKFIELD
NY
133140000
 $  35,000.00
 $        34,744.31
   9.990
 $   375.90
   79.545
110729
0.5000

0000021515812
LOPEZ
19 RIALTO STREET
ROCHESTER
NY
146210000
 $  38,400.00
 $        38,348.52
   9.990
 $   336.71
   80.000
110819
0.5000

0000021515838
ELWOOD
8 PENDLETON COURT
NEW CASTLE
DE
197200000
 $  85,600.00
 $        85,569.10
 10.950
 $   811.96
   80.000
111004
0.5000

0000021515853
GRAY
 BOX 230A-1 BOLEJACK R
GERMANTON
NC
270190000
 $  52,000.00
 $        51,737.48
   9.550
 $   544.57
   80.000
110918
0.5000

0000021515861
RHODES-EL
2527 MC CULLOH STREET
BALTIMORE
MD
212170000
 $  40,800.00
 $        40,777.48
   8.950
 $   326.82
   80.000
111007
0.5000

0000021515879
FOREMAN
218 ASSEMBLY AVE
KURE BEACH
NC
284490000
 $  70,800.00
 $        70,745.67
   9.350
 $   587.60
   80.000
111008
0.5000

0000021515929
HALL
6513 HASLETT DRIVE N.
JACKSONVILL
FL
322770000
 $  11,000.00
 $        11,000.00
 10.150
 $   234.54
   79.326
11028
0.5000

0000021515937
BENDER
13814 BAUER DRIVE
ROCKVILLE
MD
208530000
 $  45,000.00
 $        44,810.21
 11.500
 $   525.69
   28.125
110917
0.5000

0000021515952
LANGHAM
9133 OLD MOBILE RD
SPANISH FOR
AL
365270000
 $  70,250.00
 $        70,178.50
 11.950
 $   771.07
   73.947
161003
0.5000

0000021515994
ARDUINI
17 WORDEN ROAD
SCOTIA
NY
123020000
 $  60,000.00
 $        59,931.62
 10.750
 $   560.09
   80.000
110801
0.5000

0000021516018
CHEVERS
110 DANIELS COURT
HAVELOCK
NC
285320000
 $  64,000.00
 $        63,823.09
   8.500
 $   630.24
   71.428
111017
0.5000

0000021516117
RAGLAND
18 CORAL WAY
NEPTUNE
NJ
077530000
 $  94,000.00
 $        93,737.08
 10.350
 $   849.34
   72.307
260916
0.5000

0000021516141
WOODS   JR
41 COLLEGE FARMS ROAD
WARREN
CT
067540000
 $  33,373.00
 $        33,135.78
 10.290
 $   364.58
   79.999
110819
0.5000

0000021516174
RESLER
1629 TULIP LANE
TOWN OF MUN
IN
463210000
 $  10,500.00
 $        10,448.89
 10.050
 $   139.05
   71.269
61001
0.5000

0000021516216
ANDERSON III
5745 SHORT HORN
MIDDLEBURG
FL
320680000
 $  51,200.00
 $        51,176.00
   9.750
 $   439.89
   80.000
260930
0.5000

0000021516323
RICHARDSON
13410 SE HIGHWAY 42
WEIRSDALE
FL
321950000
 $  16,300.00
 $        16,280.14
 10.600
 $   163.84
   42.894
161011
0.5000

0000021516331
HUGHES
807 NEWPORTVILLE RD
CROYDON
PA
190210000
 $  15,000.00
 $        14,926.98
 10.050
 $   198.65
   66.398
61007
0.5000

0000021516364
HARRISON
 ROUTE 2
SALTERS
SC
295900000
 $  28,800.00
 $        28,651.95
   9.350
 $   298.14
   80.000
111002
0.5000

0000021516398
HETHERINGTON
117 VALENTINE DRIVE
LONG BEACH
MS
395600000
 $  45,000.00
 $        44,882.14
   9.100
 $   459.11
   56.962
111011
0.5000

0000021516406
HASTINGS
2 RD BOX 330
DELMAR
DE
199400000
 $  61,600.00
 $        61,440.84
   9.250
 $   633.99
   80.000
111011
0.5000

0000021516422
LONGO
24 JEANNETTE STREET
MONROE
CT
064680000
 $  50,000.00
 $        49,819.31
 10.750
 $   507.62
   40.945
160805
0.5000

0000021516430
ROSS
905 BRANDYWINE
ROSELLE
IL
601720000
 $  30,000.00
 $        28,556.68
 10.050
 $   323.30
   61.441
110930
0.5000

0000021516448
WILSON
3256 UPCHURCH CIRCLE
MONTGOMERY
AL
361050000
 $  28,000.00
 $        27,988.63
 10.400
 $   254.04
   80.000
111017
0.5000

0000021516463
GAILEY
5918 W CARDINGTON CIRCLE
SALT LAKE C
UT
841180000
 $  41,268.00
 $        41,249.54
   9.950
 $   360.64
   79.832
261015
0.5000

0000021516489
DURKEE
608 LAUREL COURT
BETHANY BEA
DE
199300000
 $  45,000.00
 $        44,881.07
   9.000
 $   456.43
   37.815
111010
0.5000

0000021516539
COCKERHAM
 ROUTE 3 BOX 343-A
ELKIN
NC
286210000
 $  40,700.00
 $        40,446.80
   9.550
 $   426.23
   77.969
110923
0.5000

0000021516562
KING
12938 NE HANCOCK STREET
PORTLAND
OR
972300000
 $  73,875.00
 $        73,820.26
   9.700
 $   631.99
   75.000
260917
0.5000

0000021516620
WILCOX
8739 WEST 3100 SOUTH
MAGNA
UT
840440000
 $  27,000.00
 $        26,932.74
   9.650
 $   284.39
   79.264
111001
0.5000

0000021516661
NAHAS
1 CORNWELLS BEACH ROAD
SANDS POINT
NY
110500000
 $354,000.00
 $      351,235.03
   9.250
 $3,643.35
   50.571
110819
0.5000

0000021516679
BROOKER
225 N SPRING GARDEN STREE
AMBLER
PA
190020000
 $  74,000.00
 $        74,000.00
   8.650
 $   576.89
   59.677
261015
0.5000

0000021516752
FASOLI
134 POWER ROAD
PAWTUCKET
RI
028600000
 $  69,000.00
 $        68,972.57
 10.500
 $   631.18
   71.134
111001
0.5000

0000021516760
SHIER
1725 NW DEANE STREET
PULLMAN
WA
991630000
 $  10,350.00
 $        10,325.14
 10.050
 $   111.54
   79.943
111002
0.5000

0000021516778
CARMONA
1238 S EVERGREEN STREET
SANTA ANA
CA
927070000
 $  25,000.00
 $        24,925.58
   9.950
 $   267.89
   74.183
110930
0.5000

0000021516968
WILLIAMS
216 MILL BRANCH ROAD
TALLAHASSEE
FL
323120000
 $  26,000.00
 $        25,966.42
 10.150
 $   253.50
   55.243
161018
0.5000

0000021517024
PALUMBO
2224 TORONADO COURT
CLEARWATER
FL
346230000
 $  22,800.00
 $        22,613.16
   9.950
 $   244.32
   75.906
110927
0.5000

0000021517032
CRUM
1068 40TH STREET
BIRMINGHAM
AL
352180000
 $  29,200.00
 $        29,083.07
 12.050
 $   351.39
   80.000
110924
0.5000

0000021517057
KENNEY
140 GLEN LAKE AVENUE
PITMAN
NJ
080710000
 $  42,000.00
 $        41,787.96
   9.550
 $   439.85
   53.429
111003
0.5000

0000021517065
SPURGEON
326 PARK AVENUE
WEST MILTON
OH
453830000
 $  53,200.00
 $        53,200.00
   9.150
 $   483.80
   78.235
161002
0.5000

0000021517271
CRANE
2067 INDIANA ROAD
OTTAWA
KS
660670000
 $  55,200.00
 $        54,900.94
   9.000
 $   699.26
   75.616
61014
0.5000

0000021517313
SCHOENIKE
4320 PUMICE DRIVE NE
RIO RANCHO
NM
871240000
 $  19,411.00
 $        19,411.00
 10.150
 $   189.26
   79.999
161030
0.5000

0000021517339
PENNINGTON
9473 CEDAR GLEN COVE
CORDOVA
TN
380180000
 $  13,000.00
 $        12,832.13
 10.350
 $   278.46
   73.543
11001
0.5000

0000021517347
ROBERTS
10212 BRENTLINGER LANE
LOUISVILLE
KY
402910000
 $  43,200.00
 $        43,177.72
   9.400
 $   360.11
   80.000
261001
0.5000

0000021517362
NOLAN
11 POCAHONTAS DRIVE
MIDDLETOWN
RI
028420000
 $  46,400.00
 $        46,363.36
 10.550
 $   426.18
   51.184
110917
0.5000

0000021517412
BUCK
12653 OLIVET ROAD
LUSBY
MD
206570000
 $  52,000.00
 $        51,844.37
   9.750
 $   493.23
   61.904
160925
0.5000

0000021517503
TONEY
4122 BEECLIFF DRIVE
COLUMBIA
SC
292050000
 $  48,450.00
 $        48,387.43
 10.150
 $   472.38
   85.000
161002
0.5000

0000021517560
SAVINO
3S361 LORANG ROAD
ELBURN
IL
601190000
 $200,000.00
 $      199,814.59
   9.800
 $1,725.66
   80.000
110925
0.5000

0000021517586
BENNETT
RT 4 BOX 405
SHIRLEY
AR
721530000
 $  13,500.00
 $        13,434.84
 10.200
 $   179.91
   76.521
61011
0.5000

0000021517636
BROOKS
6701 CLINE ROAD
FRUITPORT
MI
494150000
 $  42,400.00
 $        42,235.47
   9.000
 $   482.53
   80.000
81011
0.5000

0000021517651
RAMBAUD
3001 SUNSET AVENUE
BAKERSFIELD
CA
933040000
 $  21,000.00
 $        20,901.45
 10.350
 $   230.19
   79.472
111004
0.5000

0000021517685
GIRON
2368 ADRIATIC AVE
LONG BEACH
CA
908100000
 $  20,000.00
 $        19,906.14
 10.350
 $   219.23
   64.107
110927
0.5000

0000021517693
PATE
213 S PRINCETON
VILLA PARK
IL
601810000
 $    4,194.00
 $          4,136.46
 11.450
 $     48.87
   79.999
111008
0.5000

0000021517719
MUSCATELL
385 MT. AIRY-HARBOURTON R
WEST AMWELL
NJ
085300000
 $102,400.00
 $      101,919.13
   8.850
 $   911.47
   72.112
160812
0.5000

0000021517750
SILVEY
908 ALICE AVENUE
GADSDEN
AL
359030000
 $  25,600.00
 $        25,531.11
   8.800
 $   256.62
   78.769
111017
0.5000

0000021517784
JARRELL
12407 SHELBY DRIVE
RIVERVIEW
FL
335690000
 $  28,500.00
 $        28,362.05
 10.150
 $   379.01
   77.027
60927
0.5000

0000021517792
DAVEY
2117 WEST CLIFTON AVENUE
TAMPA
FL
336030000
 $  49,300.00
 $        49,236.33
 10.150
 $   480.67
   85.000
160930
0.5000

0000021517818
ROYER
3 HIGHLAND STREET
S. EASTON
MA
023750000
 $  19,400.00
 $        19,299.58
   9.990
 $   170.11
   79.699
110827
0.5000

0000021517842
ROACH
2702 S POTTER ROAD
HEATH SPRIN
SC
290580000
 $  47,000.00
 $        46,888.15
 10.150
 $   509.39
   83.928
111002
0.5000

0000021517859
HALL
6616 WOODWARD CLAYPOOL RO
MORROW
OH
451520000
 $  25,000.00
 $        24,322.13
 10.200
 $   533.64
   60.541
11004
0.5000

0000021517867
LANGLEY
11035 SE 282ND AVENUE
BORING
OR
970090000
 $  75,000.00
 $        74,827.20
 10.500
 $   829.05
   69.444
110924
0.5000

0000021517875
BELL
1647 CRUFT STREET
INDIANAPOLI
IN
462030000
 $  22,750.00
 $        22,699.96
 11.000
 $   258.58
   65.000
111022
0.5000

0000021517917
WOJCIK
7 PARK LANE DRIVE
TROY
IL
622940000
 $  22,000.00
 $        21,717.01
 10.150
 $   469.07
   75.715
11016
0.5000

0000021517974
CORDEIRO
4324 FERN VALLEY ROAD
MEDFORD
OR
975040000
 $  61,000.00
 $        60,870.17
 11.350
 $   706.79
   69.367
111002
0.5000

0000021517990
ALVAREZ
63 CHRISTIE STREET
EDISON
NJ
088180000
 $  15,246.00
 $        15,210.54
 10.400
 $   167.59
   79.999
111016
0.5000

0000021518014
DELUCA
112 MAYFAIR CIRCLE
SANFORD
FL
327730000
 $  52,000.00
 $        52,000.00
   9.750
 $   446.77
   80.000
261025
0.5000

0000021518022
ROBERTSON
9834 WEST CORY STREET
BOISE
ID
837040000
 $  77,600.00
 $        77,391.20
   8.800
 $   777.87
   80.000
111014
0.5000

0000021518030
HESS
32101 NE OLD HANSVILLE RO
KINGSTON
WA
983460000
 $  31,461.00
 $        31,386.13
 10.150
 $   340.98
   79.999
111028
0.5000

0000021518089
ELLIS
12739 NETTEL DRIVE
NEOSHO
MO
648500000
 $136,800.00
 $      136,649.98
   9.000
 $1,100.73
   80.000
111002
0.5000

0000021518097
BARFIELD
7820 DARTMOON COURT
PENSACOLA
FL
325040000
 $  45,000.00
 $        44,885.31
   9.400
 $   467.19
   68.181
111022
0.5000

0000021518105
KNAPP
6203 OAK STREET
ATWATER
OH
442010000
 $  31,875.00
 $        31,875.00
   9.350
 $   294.01
   85.000
161030
0.5000

0000021518170
CARNELLI
9 CHATSWORTH PLACE
FARMINGTON
CT
060320000
 $  85,000.00
 $        84,969.36
 10.950
 $   806.27
   69.856
111008
0.5000

0000021518212
CLINTON
32305 DEBERRY ROAD
CRESWELL
OR
974260000
 $  66,500.00
 $        66,319.51
   9.800
 $   632.96
   70.000
160925
0.5000

0000021518246
HUSKEY
212 N FIRST STREET
VANDALIA
IL
624710000
 $  23,200.00
 $        23,138.68
   9.000
 $   235.32
   77.333
111008
0.5000

0000021518337
BRAND
260 PUGH ST
BUFORD
GA
305180000
 $  10,000.00
 $          9,977.27
 10.650
 $   111.48
   50.606
111007
0.5000

0000021518378
PADILLA
1115 RANCH DRIVE
SPRINGDALE
AR
727620000
 $120,750.00
 $      120,705.52
 10.850
 $1,136.27
   70.000
111001
0.5000

0000021518386
HANUS
7931 HUBBARD VALLEY ROAD
SEVILLE
OH
442730000
 $  70,000.00
 $        69,836.46
 10.350
 $   767.29
   66.302
111002
0.5000

0000021518451
MARUCCO
405 S. CLAY
TAYLORVILLE
IL
625680000
 $  48,000.00
 $        48,000.00
   9.350
 $   398.37
   80.000
111022
0.5000

0000021518501
MAGGIO
8149 KENSINGTON LANE
HANOVER PAR
IL
601030000
 $118,400.00
 $      118,335.32
   9.000
 $   952.68
   80.000
110925
0.5000

0000021518519
MILLER
302 NORTHWOOD DRIVE
ROSWELL
NM
882010000
 $  55,200.00
 $        55,104.44
   9.100
 $   500.21
   80.000
161014
0.5000

0000021518576
DOWDELL
332334 COOLIDGE AVE
SYRACUSE
NY
132070000
 $  28,000.00
 $        28,000.00
   9.200
 $   287.34
   70.000
111101
0.5000

0000021518626
FITZGERALD
511 WEST HILDA STREET
TAMPA
FL
336030000
 $  37,500.00
 $        37,398.87
   9.850
 $   358.17
   55.970
160930
0.5000

0000021518675
RAMSAY
5309 LORD TENNYSON DRIVE
WILMINGTON
NC
284050000
 $  25,500.00
 $        25,379.23
 10.250
 $   277.94
   60.345
110930
0.5000

0000021518725
DERY
806 S.E. 7TH STREET
GRESHAM
OR
970800000
 $  70,000.00
 $        69,872.44
   8.950
 $   560.72
   75.675
110925
0.5000

0000021518758
BRUNYATE
3407 CROSSLAND AVENUE
BALTIMORE
MD
212130000
 $  92,000.00
 $        91,857.81
   8.750
 $   813.02
   80.000
161009
0.5000

0000021518766
REGGIO
1451 MOUNTAIN RESERVE RD
KENNESAW
GA
301440000
 $  30,000.00
 $        29,856.46
 10.350
 $   402.29
   77.218
61015
0.5000

0000021518782
PRIBYL
3822 BASS LANE
LAKE OSWEGO
OR
970340000
 $  81,000.00
 $        80,888.40
   9.650
 $   762.98
   55.642
160925
0.5000

0000021518816
RUGER
3617 RED MOUNTAIN ROAD
ROUGEMONT
NC
275720000
 $  15,300.00
 $        15,264.25
 10.350
 $   167.71
   79.789
111009
0.5000

0000021518832
STRICKLAND
2123 S. WIGWAM POINT
HOMOSASSA
FL
344470000
 $  23,100.00
 $        22,989.59
 10.150
 $   250.36
   70.000
110917
0.5000

0000021518840
FIEDLER
3165 WEST OXFORD STREET
DUNNELLON
FL
344330000
 $  46,000.00
 $        45,878.98
   9.050
 $   467.94
   73.015
111001
0.5000

0000021518873
RYAN
1303 BROADWAY
HANOVER
MA
023390000
 $118,400.00
 $      118,068.18
   9.550
 $1,107.52
   80.000
160924
0.5000

0000021518907
MACARTHUR
44 GREENFIELD AVENUE
BRANFORD
CT
064050000
 $  84,000.00
 $        83,930.74
 10.350
 $   758.98
   62.222
260918
0.5000

0000021518949
PREECE
1625 CLOVERLEAF ROAD
LAKE OSWEGO
OR
970340000
 $  15,000.00
 $        14,964.96
 10.350
 $   164.42
   59.152
111015
0.5000

0000021518980
SCHILDER
804 WILSON AVENUE
SHEBOYGAN F
WI
530850000
 $  17,500.00
 $        17,458.35
 10.150
 $   189.67
   58.389
111021
0.5000

0000021518998
PRYOR
1664 RACEPATH STREET
MYRTLE BEAC
SC
295770000
 $  29,440.00
 $        29,440.00
 12.550
 $   363.82
   74.994
111028
0.5000

0000021519087
PILANE
852 ROSEDALE AVENUE
ATLANTA
GA
303120000
 $  15,500.00
 $        15,461.10
 10.150
 $   167.99
   34.069
111021
0.5000

0000021519095
LUTTRELL
330 E MADISON ST
CARLTON
OR
971110000
 $  80,750.00
 $        80,533.65
   9.900
 $   773.92
   85.000
160916
0.5000

0000021519137
MCGRAIL
1627 E ROSEHILL DRIVE
ARLINGTON H
IL
600040000
 $  10,500.00
 $        10,449.17
 10.150
 $   139.64
   33.316
61021
0.5000

0000021519160
STRNAD
41 PRESTON ALLEN ROAD
LISBON
CT
063510000
 $107,000.00
 $      106,881.14
 10.375
 $   968.79
   84.920
260903
0.5000

0000021519210
FOSTER
2865 BASELINE ROAD
STOCKBRIDGE
MI
492850000
 $  80,400.00
 $        80,167.36
   9.300
 $   738.97
   80.000
160924
0.5000

0000021519251
HYATT
426 THOMPSONTOWN ROAD
WHITEVILLE
NC
284720000
 $  49,000.00
 $        48,829.83
   9.350
 $   451.96
   75.384
161105
0.5000

0000021519285
DI GIOSIA
119 LARCH DRIVE
TOWNSHIP OF
NJ
087530000
 $  13,000.00
 $        13,000.00
 11.450
 $   138.19
   68.387
161104
0.5000

0000021519293
LOWE
2126 NW 254TH STREET
STANWOOD
WA
982920000
 $  14,898.00
 $        14,865.07
 10.950
 $   168.87
   79.946
111025
0.5000

0000021519335
APONTE
558 WYONA STREET
BROOKLYN
NY
112070000
 $140,800.00
 $      140,653.44
   9.250
 $1,158.33
   80.000
110904
0.5000

0000021519368
DEXTER
1837 CANDLE BRIGHT DRIVE
HENDERSON
NV
890140000
 $  21,000.00
 $        20,949.38
 10.250
 $   228.89
   79.950
111007
0.5000

0000021519376
WILL
RT 5 BOX 4278,REBELL CIRC
TALLAHASSE
FL
323110000
 $  48,000.00
 $        47,879.87
   9.600
 $   504.13
   80.000
111017
0.5000

0000021519442
HOLMAN
4100 PASADENA DRIVE
BOISE
ID
837050000
 $  55,000.00
 $        54,526.70
   8.950
 $   883.51
   78.014
31007
0.5000

0000021519459
ZACHARY
2801 SOUTHCREEK DRIVE
MULBERRY
FL
338600000
 $  47,200.00
 $        47,082.41
   9.650
 $   497.16
   80.000
111001
0.5000

0000021519467
LOCKWOOD
27736 ROBIN ROOST LANE
WESLEY CHAP
FL
335440000
 $  50,000.00
 $        49,977.88
 10.000
 $   438.79
   67.567
261009
0.5000

0000021519582
CRONON
1315 S YUKON STREET
LAKEWOOD
CO
802260000
 $106,400.00
 $      106,343.08
   9.100
 $   863.79
   80.000
110925
0.5000

0000021519657
HARRISON
1729- 1/2 HARRISON LANE
PORTER
NY
141740000
 $  57,750.00
 $        57,728.02
 10.700
 $   536.92
   75.000
111021
0.5000

0000021519665
GRICE
70 CARROLLTON STREET
TEMPLE
GA
301790000
 $  25,000.00
 $        24,968.54
 10.350
 $   247.09
   63.700
161021
0.5000

0000021519681
KNAPEK
J3 HAWKINS BAR ROAD
TRINITY VIL
CA
955270000
 $  16,850.00
 $        16,810.09
 10.200
 $   183.14
   69.969
111007
0.5000

0000021519707
KUBIAK
2 STARCREST DRIVE
CHEEKTOWAGA
NY
142250000
 $  66,000.00
 $        65,828.75
   9.250
 $   679.27
   75.862
111009
0.5000

0000021519715
TERRELL
10313 QUARAI AVE. N.E.
ALBUQUERQUE
NM
871110000
 $  77,000.00
 $        77,000.00
 10.150
 $   750.74
   66.379
161126
0.5000

0000021519814
VAZQUEZ
6224 W. PALMER
CHICAGO
IL
606390000
 $124,900.00
 $      124,847.61
 10.250
 $1,119.24
   84.965
261002
0.5000

0000021519830
HERBERT
3713 MICHAEL
WARREN
MI
480910000
 $  66,600.00
 $        66,580.94
 12.000
 $   685.06
   70.105
111008
0.5000

0000021519863
HOLMES
805 S 18TH AVENUE
MAYWOOD
IL
601530000
 $  90,400.00
 $        89,891.76
   8.350
 $   685.52
   78.608
110930
0.5000

0000021519889
CONNER
51 E BROAD STREET
CLYDE
NC
287210000
 $  91,600.00
 $        91,465.44
   9.150
 $   833.01
   80.000
161011
0.5000

0000021519897
THOMPSON
3876 NELSON RD. S.E.
OLALLA
WA
983590000
 $  90,000.00
 $        89,937.98
 10.500
 $   823.27
   79.646
110925
0.5000

0000021519947
PANKOW
9792 HIGH STREET
THORNTON
CO
802290000
 $  20,000.00
 $        19,904.30
 10.350
 $   268.20
   73.090
61017
0.5000

0000021519954
JOSLIN
126 BURNS DR
GRAND JUNCT
CO
815030000
 $  88,800.00
 $        88,645.56
   9.050
 $   801.82
   80.000
161021
0.5000

0000021519970
HUNT
106 HILLENDALE CIR
GREENVILLE
NC
278580000
 $    9,670.00
 $          9,552.20
 10.200
 $   128.87
   80.000
61021
0.5000

0000021520028
PERMENTER
710 NORTH WASHINGTON
ROSWELL
NM
882010000
 $  60,000.00
 $        59,926.93
 10.600
 $   603.07
   80.000
161011
0.5000

0000021520077
WALKER
1237 RAVINA AVENUE
DECATUR
IL
625260000
 $  20,000.00
 $        20,000.00
   9.300
 $   256.62
   30.769
61112
0.5000

0000021520093
MESA
425 W PARK DRIVE UNIT #4
MIAMI
FL
331720000
 $  24,000.00
 $        23,950.81
 11.750
 $   284.20
   61.694
111001
0.5000

0000021520127
JACKSON
800 BRADFORD DRIVE
FT WALTON B
FL
325470000
 $  74,400.00
 $        74,366.73
   9.950
 $   650.17
   80.000
261023
0.5000

0000021520184
CHRISTIAN
24408 DAN BROWN HILL ROAD
BROOKSVILLE
FL
346020000
 $  45,000.00
 $        44,775.88
   9.650
 $   586.00
   72.580
61008
0.5000

0000021520267
DELIGENT
3310 JACKSON BLVD
FT LAUDERDA
FL
333120000
 $  74,000.00
 $        73,809.72
   9.750
 $   635.78
   78.723
260930
0.5000

0000021520291
ALEXANDER
2750 DARROW STREET
JACKSONVILL
FL
322090000
 $  39,200.00
 $        38,962.13
 10.150
 $   424.85
   70.000
110925
0.5000

0000021520341
PLOUGHE
47 SOUTH STATE ROAD 29
MICHIGANTOW
IN
460570000
 $  48,000.00
 $        47,976.63
   9.550
 $   405.37
   70.588
111004
0.5000

0000021520366
HALFORD
101 SAN CARLOS ROAD
CANTONMENT
FL
325330000
 $  15,000.00
 $        14,808.08
 10.350
 $   321.30
   50.386
11011
0.5000

0000021520374
DAVIS
3233 HAZELMERE AVENUE
MACHIAS
NY
141010000
 $  44,000.00
 $        43,979.47
   9.750
 $   378.03
   66.666
261016
0.5000

0000021520390
MCVEY
3432 CHEYENNE ROAD
RALEIGH
NC
276090000
 $  14,300.00
 $        14,300.00
 10.050
 $   154.11
   79.994
111112
0.5000

0000021520416
LAGUARDIA
264 WEST LOCUST AVENUE
EDISON
NJ
088200000
 $  44,539.00
 $        44,434.94
 10.350
 $   488.21
   79.999
111007
0.5000

0000021520465
BELSICK
108 BRANDYWINE PLACE
MC KEESPORT
PA
151350000
 $  25,000.00
 $        25,000.00
 11.450
 $   291.26
   55.254
111008
0.5000

0000021520572
INGRAM
57 WINWARD WAY
SMYRNA
GA
300820000
 $  26,000.00
 $        25,938.41
 10.200
 $   282.59
   79.251
111008
0.5000

0000021520606
CROSBY
626 WILLIAMSON
JOLIET
IL
604320000
 $  45,000.00
 $        44,979.01
   9.750
 $   386.62
   78.947
110930
0.5000

0000021520622
RICHARDSON
11420 GALLERIA DRIVE
TAMPA
FL
336240000
 $  70,000.00
 $        69,968.02
   9.850
 $   606.56
   80.000
110927
0.5000

0000021520648
GRIMES
29 W. ST. MARY CIRCLE
MACCLENNY
FL
320630000
 $220,000.00
 $      219,902.67
 10.000
 $1,930.66
   80.000
261001
0.5000

0000021520697
BUNNELL
3545 E. 21ST PLACE
TULSA
OK
741140000
 $    8,000.00
 $          7,981.82
 10.650
 $     89.18
   76.916
111011
0.5000

0000021520713
LEONHARDT
211 EDGEWOOD CIRCLE
MORGANTON
NC
286550000
 $  52,800.00
 $        52,725.83
   9.500
 $   492.17
   80.000
161028
0.5000

0000021520762
CAMPOS
57 SOMERSET AVENUE
TAUNTON
MA
027800000
 $  80,500.00
 $        80,428.33
   9.990
 $   705.86
   62.890
110904
0.5000

0000021520788
MERMELSTEIN
9 HUNTS DRIVE
WINDHAM
ME
040620000
 $  36,600.00
 $        36,508.69
 10.500
 $   365.41
   69.392
160913
0.5000

0000021520796
MANLUTAC
140 YUKON COURT
VALLEJO
CA
945890000
 $  35,000.00
 $        34,831.08
 10.200
 $   466.42
   49.731
61021
0.5000

0000021520804
MADSEN
315 SOUTH 500 EAST
SALEM
UT
846530000
 $  32,000.00
 $        32,000.00
 11.700
 $   321.79
   64.237
111108
0.5000

0000021520812
PAVLIS
1884 66TH STREET
AVOCA
MN
561140000
 $    9,208.00
 $          9,208.00
 10.150
 $     99.80
   76.571
111028
0.5000

0000021520887
PERREAULT
38 BURNSIDE AVENUE
PLAINVILLE
CT
060620000
 $  68,000.00
 $        68,000.00
 10.150
 $   604.30
   79.069
111125
0.5000

0000021520929
BUNCE
333 W COUNTY ROAD B2
ROSEVILLE
MN
551130000
 $  45,192.00
 $        45,076.81
   9.400
 $   469.19
   41.083
111009
0.5000

0000021520945
SHUDARK
2573 S.W. 30 TERRACE
FORT LAUDER
FL
333120000
 $115,000.00
 $      114,713.50
   9.650
 $1,211.29
   66.473
111001
0.5000

0000021521091
JORDAN
12 BOVEE ROAD
HADLEY
NY
128350000
 $  60,000.00
 $        59,900.71
   8.990
 $   482.35
   80.000
260823
0.5000

0000021521158
SAYE
145 BISCAYNE DRIVE
ATHENS
GA
306060000
 $  66,400.00
 $        66,209.10
   9.350
 $   612.45
   80.000
160923
0.5000

0000021521174
BASKIN
15316 189TH AVENUE NORTHE
WOODINVILLE
WA
980720000
 $  23,000.00
 $        22,945.51
 10.200
 $   249.99
   79.962
111009
0.5000

0000021521182
HOWES
2131 BURNT PINE LANE
TALLAHASSEE
FL
323110000
 $  56,000.00
 $        55,860.48
   9.650
 $   589.85
   78.873
110930
0.5000

0000021521216
STOLINSKI
615 N. LINCOLN AVENUE
SAND SPRING
OK
740630000
 $  34,000.00
 $        33,953.13
   9.650
 $   320.27
   80.000
161001
0.5000

0000021521273
WOMACK
61866 NW NEHALEM HIGHWAY
VERNONIA
OR
970640000
 $125,000.00
 $      124,709.32
 10.400
 $1,374.01
   36.549
111011
0.5000

0000021521281
BETANCOURT
6644 MOSS DRIVE
PORT RICHEY
FL
346550000
 $  48,000.00
 $        47,882.58
   9.850
 $   511.42
   78.688
111001
0.5000

0000021521307
STOKER
6909 PLAZA ST. S.E.
OTHELLO
WA
993440000
 $  93,750.00
 $        93,648.71
 11.750
 $   946.33
   78.980
261001
0.5000

0000021521323
LAWSON
79 LAWSON DR
NAUVOO
AL
355780000
 $100,800.00
 $      100,800.00
   9.250
 $   829.26
   80.000
111108
0.5000

0000021521398
SKOLMOSKI
8558 S. HARVARD PARK DRIV
SANDY
UT
840940000
 $  70,000.00
 $        70,000.00
   9.100
 $   714.16
   49.295
111101
0.5000

0000021521406
COOK
1318 HARMON
DANVILLE
IL
618320000
 $  45,000.00
 $        44,782.95
 10.050
 $   484.95
   81.818
110925
0.5000

0000021521513
CATOE
 ROUTE 4 BOX 372
PAGELAND
SC
297280000
 $  33,070.00
 $        32,992.74
 10.350
 $   362.49
   78.467
111004
0.5000

0000021521539
HARGER
1914 BAYVIEW DRIVE
MARBLEHEAD
OH
434400000
 $  10,000.00
 $          9,786.25
 10.350
 $   134.10
   55.863
61007
0.5000

0000021521570
NIETO
1013 CALLE VIANSON
SANTA FE
NM
875050000
 $  38,000.00
 $        37,820.02
 10.250
 $   414.19
   79.320
110927
0.5000

0000021521646
ALSTON
6825 S. CAMPBELL AVENUE
CHICAGO
IL
606290000
 $  72,250.00
 $        72,216.99
   9.850
 $   626.06
   85.000
111007
0.5000

0000021521661
SALAZAR
1416 NORTH FREEMAN
ARTESIA
NM
882100000
 $  18,720.00
 $        18,673.36
   9.650
 $   197.18
   80.000
111011
0.5000

0000021521703
JOHNSON
11231 WULFF ROAD
SEMMES
AL
365750000
 $  80,000.00
 $        79,964.61
 10.000
 $   702.06
   66.666
261001
0.5000

0000021521844
BUSH
4668 MARSHALL AVENUE SE
KENTWOOD
MI
495080000
 $  74,400.00
 $        74,184.73
   9.300
 $   683.82
   80.000
160927
0.5000

0000021521927
CLINTON
139 NEWBURG STREET
ROSLINDALE
MA
021310000
 $  35,000.00
 $        35,000.00
 10.050
 $   377.19
   23.333
111104
0.5000

0000021521950
CRAIG
3655 E. 112TH STREET
CLEVELAND
OH
441050000
 $  44,900.00
 $        44,673.82
   9.450
 $   579.77
   78.771
61018
0.5000

0000021521984
COBB
652 PAINE ROAD
NORTH ATTLE
MA
027600000
 $132,000.00
 $      132,000.00
 10.850
 $1,242.13
   72.928
111104
0.5000

0000021521992
DANBACK
98 S. FRANKLIN TURNPIKE
RAMSEY
NJ
074460000
 $170,000.00
 $      169,475.94
   8.800
 $1,507.74
   70.833
160930
0.5000

0000021522024
HARVEY
70A COOPER ST
BROOKLYN
NY
112070000
 $  35,000.00
 $        35,000.00
 10.350
 $   383.65
   74.460
111030
0.5000

0000021522032
HOPWOOD
RT 8 BOX 181
FLORENCE
AL
356300000
 $  26,068.00
 $        25,943.27
 10.350
 $   349.57
   69.181
61009
0.5000

0000021522057
GIBBONS
2514 CENTER STREET
FLAGSTAFF
AZ
860460000
 $  69,700.00
 $        69,607.02
   9.900
 $   668.01
   69.700
161016
0.5000

0000021522073
KING
21 WALLIS STREET
EAST DOUGLA
MA
015160000
 $  23,000.00
 $        22,891.08
 10.250
 $   250.69
   75.683
110925
0.5000

0000021522081
ERNEST
247 FLOWER HILL ROAD
WARWICK
MA
013780000
 $  44,000.00
 $        44,000.00
   9.200
 $   401.56
   46.315
161120
0.5000

0000021522115
JOB
14807 NORTHEAST 188TH STR
HOLT
MO
640480000
 $  20,000.00
 $        19,952.40
 10.150
 $   216.77
   78.842
111018
0.5000

0000021522123
HEWITT
2310 CHERRY AVENUE
SAN JOSE
CA
951250000
 $  25,000.00
 $        24,941.86
 10.400
 $   274.81
   73.154
111021
0.5000

0000021522230
TAVERA
1464 W HURON
CHICAGO
IL
606220000
 $  23,000.00
 $        22,864.69
 10.250
 $   250.69
   74.848
111001
0.5000

0000021522248
BYRD
113 OREGON TRAIL
GARNER
NC
275290000
 $  24,075.00
 $        23,865.16
 11.250
 $   277.43
   70.000
110923
0.5000

0000021522263
KEST
300 32ND STREET
BOULDER
CO
803030000
 $  25,300.00
 $        25,300.00
 10.350
 $   250.05
   44.584
161105
0.5000

0000021522289
KIRK
1318 CHARTWELL DUAL CARRI
EAST LANSIN
MI
488230000
 $107,200.00
 $      107,094.12
   9.500
 $   901.40
   80.000
110930
0.5000

0000021522321
MYERS
12250 KINTNER BOTTOM ROAD
BOONE TOWNS
IN
471350000
 $  31,000.00
 $        30,924.51
   9.900
 $   331.24
   62.000
111025
0.5000

0000021522388
GORMLEY
1515 S. GARFIELD STREET
TACOMA
WA
984440000
 $  72,000.00
 $        71,963.44
   9.350
 $   597.56
   80.000
111015
0.5000

0000021522412
WOODROOF
 ROUTE 4 BOX 94A
FLOYD
VA
240910000
 $  38,309.00
 $        38,309.00
 10.150
 $   373.51
   80.000
161028
0.5000

0000021522446
BLAKE
1651 FRONTIER LANE
LAKESIDE
AZ
859290000
 $  13,000.00
 $        12,969.63
 10.350
 $   142.50
   79.906
111017
0.5000

0000021522453
HERNANDEZ
104 9TH STREET
DAYTON
OR
971140000
 $  17,000.00
 $        17,000.00
 10.850
 $   191.63
   72.896
111118
0.5000

0000021522461
MISIASZEK
3 NAUMKEAG LANE
SANDWICH
MA
025630000
 $144,000.00
 $      143,629.64
   9.300
 $1,486.36
   80.000
110930
0.5000

0000021522495
MILLER
6265 MOCKINGBIRD ROAD
JACKSONVILL
FL
322190000
 $  28,000.00
 $        27,930.24
   9.650
 $   294.93
   57.142
111007
0.5000

0000021522578
BENJAMIN
ROUTE3 BOX 225
LEXINGTON P
MD
206530000
 $  72,000.00
 $        71,962.67
   9.250
 $   592.33
   80.000
111017
0.5000

0000021522669
SEABERG
32 ORCHARD STREET
EAST PROVID
RI
029140000
 $  16,700.00
 $        16,616.11
 10.250
 $   182.03
   75.631
110918
0.5000

0000021522685
KINN
8204 STAHLEY ROAD
CLARENCE
NY
140510000
 $  86,250.00
 $        86,208.90
   9.650
 $   734.70
   75.000
111101
0.5000

0000021522727
ZINCONE, JR.
11 PRATT CIRCLE
WARWICK
RI
028880000
 $  29,400.00
 $        28,999.66
 10.900
 $   332.32
   78.189
110917
0.5000

0000021522842
MCDUFFIE
12030 10TH AVENUE SOUTH
SEATTLE
WA
981680000
 $  99,000.00
 $        98,462.85
   7.375
 $   683.77
   79.838
260401
0.5000

0000021522891
WRIGHT
2700 BASSWOOD AVENUE
NORTH LAS V
NV
890300000
 $  59,200.00
 $        59,200.00
   9.400
 $   493.48
   80.000
111021
0.5000

0000021522909
JENKINS
1409 W LITTLE CREEK DRIVE
WEST JORDAN
UT
840880000
 $  19,786.00
 $        19,698.46
 11.700
 $   233.66
   75.000
111001
0.5000

0000021522917
GALINDO
4365 N. BONITA VISTA STRE
LAS VEGAS
NV
891290000
 $  44,000.00
 $        44,000.00
 10.800
 $   448.19
   74.711
161108
0.5000

0000021522941
BYRD
233 QUAIL HOLLOW DRIVE
ATOKA
TN
380040000
 $  11,723.00
 $        11,723.00
 10.650
 $   118.23
   79.999
161018
0.5000

0000021523006
VOLK
300 NW 77TH WAY
PEMBROKE PI
FL
330240000
 $  95,000.00
 $        94,869.10
   9.650
 $   894.86
   79.166
161007
0.5000

0000021523097
HOWLEY
3 GRIDLEY AVE
SARATOGA SP
NY
128660000
 $  27,500.00
 $        27,268.28
   8.400
 $   269.20
   78.571
110830
0.5000

0000021523147
CARMEN, JR.
1101 AGNEW DRIVE
DREXEL HILL
PA
190260000
 $  43,000.00
 $        42,805.14
   8.990
 $   386.61
   45.744
160821
0.5000

0000021523238
GENTER
9535 REX STREET
HUDSON
FL
346690000
 $  34,800.00
 $        34,753.27
   9.850
 $   332.38
   80.000
160930
0.5000

0000021523246
BROWNING
1557 CAROL CIRCLE
MIDFIELD
AL
352280000
 $  58,500.00
 $        58,475.47
 10.250
 $   524.22
   77.483
261015
0.5000

0000021523311
BACON
27 VILLAGE LANE
GROSSE POIN
MI
482300000
 $  29,900.00
 $        29,900.00
 11.350
 $   346.45
   69.948
111021
0.5000

0000021523352
THOMPSON
701 WHITE PINE WAY
SUMTER
SC
291540000
 $  75,200.00
 $        75,009.20
   9.450
 $   782.99
   80.000
111017
0.5000

0000021523360
BROOKS
6000 LADD ROAD
SUITLAND
MD
207460000
 $  80,000.00
 $        79,963.06
   9.800
 $   690.27
   62.992
261001
0.5000

0000021523428
ROWLEY
9 JOSHUA WEEKS LANE
DARTMOUTH
MA
027480000
 $103,000.00
 $      102,757.14
 10.250
 $1,122.65
   75.735
111004
0.5000

0000021523436
GORDON
3904 INDIAN TRAIL
LOUISVILLE
KY
402130000
 $  25,400.00
 $        25,368.04
 10.350
 $   251.04
   79.747
161017
0.5000

0000021523451
ATCHISON
1403 JOANNA COURT
WASHINGTON
IN
461680000
 $  10,000.00
 $          9,952.15
 10.350
 $   134.10
   66.673
61004
0.5000

0000021523469
KLOTZ
29 WINTER STREET
NATICK
MA
017600000
 $  30,000.00
 $        29,859.22
 10.350
 $   328.84
   64.653
110930
0.5000

0000021523527
MATNEY
52 WEATHINGTON ROAD
ROME
GA
301650000
 $  35,600.00
 $        35,266.07
 10.450
 $   392.42
   80.000
110724
0.5000

0000021523535
DIGGS
 RTE 1 BOX 1307
LAWTEY
FL
320580000
 $  63,200.00
 $        62,840.27
   9.890
 $   674.91
   80.000
110823
0.5000

0000021523576
LANE
215 B STREET
PEN ARGYL
PA
180720000
 $  10,000.00
 $          9,952.15
 10.350
 $   134.10
   79.845
61002
0.5000

0000021523642
HATCH
765 E 8375 SOUTH
SANDY
UT
840940000
 $  29,000.00
 $        28,907.38
 10.650
 $   323.27
   79.409
111015
0.5000

0000021523709
HEGEMAN
321 E. 6TH AVENUE
COVINGTON
LA
704330000
 $  15,000.00
 $        14,963.75
 10.700
 $   167.68
   72.595
111001
0.5000

0000021523766
ROBERTSON
34 LONGERON DRIVE
BALTIMORE
MD
212200000
 $    6,000.00
 $          6,000.00
 10.650
 $     60.51
   64.467
161018
0.5000

0000021523774
RAYBECK
1025 MARGARET DRIVE
LADSON
SC
294560000
 $  29,000.00
 $        29,000.00
   9.600
 $   376.85
   68.235
61104
0.5000

0000021523782
RICH
3813 STURBRIDGE DRIVE
HUNTSVILLE
AL
358100000
 $  83,680.00
 $        83,680.00
   8.800
 $   742.17
   69.733
161106
0.5000

0000021523808
VEERSAMMY
 ROUTE 2 BOX 71C8
YOUNGSVILLE
NC
275960000
 $  57,600.00
 $        57,600.00
   9.550
 $   603.22
   80.000
111030
0.5000

0000021523840
DAVIS
2109 HOLDERWOOD LANE
KNOXVILLE
TN
379220000
 $328,800.00
 $      328,457.77
   9.250
 $2,704.96
   71.790
110830
0.5000

0000021523865
GARDNER
483 S ST. CLAIR
PAINESVILLE
OH
440770000
 $  51,000.00
 $        50,941.86
 10.750
 $   476.08
   85.000
110822
0.5000

0000021523873
FLEMING
4608 FRIAR AVENUE
FAYETTEVILL
NC
283040000
 $  67,200.00
 $        67,154.41
 11.250
 $   652.69
   79.526
110901
0.5000

0000021523899
HUGHES
3115 ALBRIGHT COURT
INDIANAPOLI
IN
462680000
 $  64,000.00
 $        63,607.15
   9.200
 $   656.77
   43.243
111023
0.5000

0000021523980
ADAMS
6201 FOX GLOVE ROAD
MILTON
FL
325700000
 $  51,200.00
 $        51,138.87
 10.750
 $   519.80
   80.000
160930
0.5000

0000021524004
LYNCH
13621 EL MAR AVE
POWAY
CA
920640000
 $  32,000.00
 $        31,008.52
 10.350
 $   316.27
   43.894
161001
0.5000

0000021524053
KUHLMAN
13319 PERDUE ROAD
JACKSONVILL
FL
322180000
 $  45,900.00
 $        45,830.59
   9.950
 $   441.43
   85.000
161017
0.5000

0000021524079
PHIPPS
429 HILLTOP DRIVE
JEFFERSON C
TN
377600000
 $  52,000.00
 $        51,963.23
 11.990
 $   534.48
   80.000
110901
0.5000

0000021524129
ROBINSON
4840 ELMWOOD DRIVE
SHEFFIELD L
OH
440540000
 $  96,000.00
 $        95,938.35
 11.500
 $   950.68
   80.000
110901
0.5000

0000021524160
MORRIS
38203 SW THIMBLEBERRY DRI
GASTON
OR
971190000
 $  40,000.00
 $        39,906.11
 10.300
 $   437.22
   52.310
111017
0.5000

0000021524178
LOOP
105 CREEKSIDE DRIVE
PULASKI
TN
384780000
 $  20,000.00
 $        19,873.33
 10.400
 $   268.76
   67.832
61011
0.5000

0000021524186
RUSS
111 BROWN COURT
SUMMERVILLE
SC
294830000
 $  15,000.00
 $        15,000.00
   9.700
 $   158.45
   21.428
111021
0.5000

0000021524251
CAMERON
21 BRIGGS STREET
MELROSE
MA
021760000
 $  10,201.00
 $        10,086.43
 10.350
 $   136.80
   79.999
61001
0.5000

0000021524277
MCRAY
125 MAPLE LANE
CHICKASHA
OK
730180000
 $125,000.00
 $      124,838.56
 10.150
 $1,218.73
   72.599
161025
0.5000

0000021524343
DOGIN
1105 COLUMBIA DRIVE NE
ALBUQUERQUE
NM
871060000
 $  74,400.00
 $        74,024.15
   9.400
 $   958.65
   80.000
61004
0.5000

0000021524400
HALBROOKS
1416 5TH AVENUE S.W.
DECATUR
AL
356010000
 $  64,000.00
 $        63,934.76
   9.350
 $   531.16
   80.000
110930
0.5000

0000021524467
SPENCE
102 LINWOOD DRIVE
ELIZABETH C
NC
279090000
 $  70,400.00
 $        70,354.78
 11.500
 $   697.17
   80.000
110901
0.5000

0000021524509
PORTER
17381 BEAVERLAND
DETROIT
MI
482190000
 $  29,600.00
 $        29,549.69
   9.300
 $   272.06
   80.000
161002
0.5000

0000021524533
WOULARD
55 LANDFILL ROAD
WAYNESBORO
MS
393670000
 $  68,000.00
 $        67,872.07
 12.650
 $   844.77
   80.000
110903
0.5000

0000021524558
WILLIAMS
17927 RAVISLOE TERRACE
COUNTRY CLU
IL
604780000
 $  10,000.00
 $          9,952.29
 10.400
 $   134.38
   54.118
61030
0.5000

0000021524616
CROOK, III
2800 CURRY DRIVE
ADELPHI
MD
207830000
 $  20,000.00
 $        19,742.75
 10.150
 $   426.42
   72.477
11029
0.5000

0000021524624
FIELDER
3876 KENSINGTON ROAD
DETROIT
MI
482240000
 $  24,505.00
 $        24,394.99
 11.450
 $   343.83
   79.999
61009
0.5000

0000021524657
ENRIQUEZ
6525 S WHIPPLE ST
CHICAGO
IL
606290000
 $  68,800.00
 $        68,724.39
   8.990
 $   553.09
   84.938
110903
0.5000

0000021524673
ST. LAWRENCE
58 KNEELAND STREET
CRANSTON
RI
029050000
 $  82,400.00
 $        82,354.52
   8.950
 $   660.05
   80.000
111007
0.5000

0000021524731
MYERS
810 W SIDDONSBURG RD
DILLSBURH
PA
170190000
 $  94,400.00
 $        94,353.56
   9.500
 $   793.77
   80.000
261022
0.5000

0000021524749
MORGIA
60 CYNTHIA LANE
SCHODACK
NY
121230000
 $  59,000.00
 $        58,935.96
   9.050
 $   476.86
   52.212
111004
0.5000

0000021524756
HARNE
15 WASHINGTON AVENUE EXTE
HYANNIS
MA
026010000
 $  87,000.00
 $        86,961.10
   9.950
 $   760.28
   79.090
260927
0.5000

0000021524764
HICKEN
4456 BURGESS ROAD
CALLAHAN
FL
320110000
 $  40,000.00
 $        39,902.15
   9.850
 $   346.61
   75.471
111011
0.5000

0000021524798
BANKS
529 MASON ROAD
SPARTANBURG
SC
293030000
 $  14,600.00
 $        14,530.84
 10.250
 $   159.14
   79.655
110925
0.5000

0000021524806
TOMLINSON
4104 MAPLE ROAD
SUITLAND
MD
207460000
 $  68,000.00
 $        67,468.88
   9.250
 $   699.86
   80.000
110901
0.5000

0000021524863
JAWORSKI
1186 BELROSE ROAD
MAYFIELD HE
OH
441240000
 $  30,000.00
 $        29,760.68
 11.550
 $   351.42
   28.846
110828
0.5000

0000021524871
MILBY
143 BROCK ROAD
GRAFTON
NY
121380000
 $  35,000.00
 $        35,000.00
   9.700
 $   330.84
   46.666
161105
0.5000

0000021524889
PUNSALAN
8703 LOCUST GROVE DRIVE
LAUREL
MD
207070000
 $  30,785.00
 $        30,637.70
 10.350
 $   412.82
   75.300
61007
0.5000

0000021524913
MEDLIN
1114 DUGGINS ST
KERNERSVILL
NC
272840000
 $    7,800.00
 $          7,781.43
 10.150
 $     84.54
   80.000
111028
0.5000

0000021524988
HAMM
3000 LOCHARY ROAD
BEL AIR
MD
210150000
 $  50,000.00
 $        49,844.88
   8.750
 $   441.86
   49.504
160925
0.5000

0000021524996
CHASE
5009 CATHERINE STREET
PHILADELPHI
PA
191430000
 $  10,000.00
 $          9,952.15
 10.350
 $   134.10
   75.643
61025
0.5000

0000021525027
LOCH
4346 NORMA DR
S. EUCLID
OH
441210000
 $  16,000.00
 $        15,877.24
 14.200
 $   250.36
   77.907
60903
0.5000

0000021525035
GALLAGHER
110 LAPHAM FARM ROAD
BURRILLVILL
RI
028590000
 $  16,200.00
 $        16,082.91
 10.500
 $   179.08
   72.532
110925
0.5000

0000021525043
FLYNN
312 VIRGIN AVENUE
MONTEREY
CA
939400000
 $  23,850.00
 $        23,705.71
 10.350
 $   319.83
   74.299
61004
0.5000

0000021525092
JUPITER
22925 PLEASANT LANE
CHAPTICO
MD
206210000
 $  68,800.00
 $        68,617.80
   9.990
 $   663.48
   80.000
160906
0.5000

0000021525100
ELLIOTT
5724 HAWTHORNE LANE
PORTSMOUTH
VA
237030000
 $  95,200.00
 $        95,154.64
   9.650
 $   810.94
   80.000
111016
0.5000

0000021525126
POWERS
4513 ARABIA AVE
BALTIMORE
MD
212140000
 $  10,000.00
 $          9,882.03
 14.990
 $   161.28
   76.156
60817
0.5000

0000021525134
BALBERA
51 IMPERIAL DRIVE
SELDEN
NY
117840000
 $101,800.00
 $      101,486.63
   9.850
 $   972.30
   77.121
160927
0.5000

0000021525175
DEFAGO
2854 BELLAIRE RD
SILVER LAKE
OH
442240000
 $  50,700.00
 $        50,655.83
 11.980
 $   520.73
   79.984
110827
0.5000

0000021525183
SHULL
4213 JOHN SILVER ROAD
VIRGINIA BE
VA
234550000
 $116,200.00
 $      116,200.00
 10.450
 $1,058.59
   70.000
111030
0.5000

0000021525191
LOUD
8815 CHELTENHAM ROAD
INDIANAPOLI
IN
462560000
 $  17,636.00
 $        17,412.14
 10.650
 $   380.38
   76.522
11008
0.5000

0000021525233
HARRIS
6056 S GREEN
CHICAGO
IL
606210000
 $  21,000.00
 $        20,932.49
 13.800
 $   258.10
   70.000
160801
0.5000

0000021525258
CAMPBELL
2814 PRESSTMAN STREET
BALTIMORE
MD
212160000
 $  40,800.00
 $        40,233.89
 10.700
 $   456.08
   79.223
110603
0.5000

0000021525357
CAREY
1326 N POTOMAC STREET
BALTIMORE
MD
212130000
 $  36,000.00
 $        35,983.84
 14.900
 $   452.33
   80.000
110812
0.5000

0000021525373
RUSSELL
4027 W 186TH PLACE
COUNTRY CLU
IL
604780000
 $  95,000.00
 $        94,890.31
 10.690
 $   882.53
   61.688
110801
0.5000

0000021525381
NEUTZ
1682 IROQUOIS TRAIL
NATIONAL CI
MI
487480000
 $157,000.00
 $      156,881.78
   9.700
 $1,343.12
   59.832
261014
0.5000

0000021525399
GATTIS
7481 FERRINGTON ROAD
CHAPEL HILL
NC
275140000
 $  68,000.00
 $        67,904.48
   9.500
 $   633.85
   80.000
161016
0.5000

0000021525407
DOBKINS-KEAT
4101 LELAND WAY
BOISE
ID
837090000
 $  15,000.00
 $        14,928.23
 10.350
 $   201.15
   63.245
61001
0.5000

0000021525522
HAINES
173 LINCOLN STREET
YORK
PA
174040000
 $  54,400.00
 $        54,373.24
   9.500
 $   457.43
   80.000
261016
0.5000

0000021525555
CARNES
975 FIRE TOWER ROAD
ROME
GA
301610000
 $154,240.00
 $      154,019.14
   9.350
 $1,422.65
   80.000
160930
0.5000

0000021525571
DAVIS
611 SE GALVESTON PLACE
WASHINGTON
DC
200320000
 $  25,001.00
 $        24,968.28
 10.050
 $   242.10
   79.429
161023
0.5000

0000021525589
HOPKINS
28330 CANTERBURY DRIVE
SALISBURY
MD
218010000
 $  92,000.00
 $        91,919.12
 10.050
 $   810.77
   80.000
110924
0.5000

0000021525597
PHIDD
301304 BEECHMONT AVENUE
BRIDGEPORT
CT
066060000
 $  96,000.00
 $        96,000.00
   8.800
 $   758.67
   75.590
111021
0.5000

0000021525662
MILLER
217 EVERGREEN ROAD
NEW CUMBERL
PA
170700000
 $102,000.00
 $      102,000.00
   9.900
 $   887.60
   85.000
261104
0.5000

0000021525670
CARNEY
387 KNOCH KNOLL ROAD
NAPERVILLE
IL
605650000
 $  50,000.00
 $        49,666.78
 10.990
 $   567.99
   69.524
110823
0.5000

0000021525696
BOUNDS
2111 W 12920 SOUTH
RIVERTON
UT
840650000
 $  44,400.00
 $        44,296.27
 10.350
 $   486.68
   80.000
111028
0.5000

0000021525704
CARTER
16709 A AVENUE 264
VISALIA
CA
932920000
 $  22,000.00
 $        21,972.31
 10.350
 $   217.44
   49.104
160930
0.5000

0000021525746
HARRIS
3115 BRIGHTON ST
BALTIMORE
MD
212160000
 $  22,500.00
 $        22,290.68
 12.990
 $   284.54
   53.571
110528
0.5000

0000021525761
COX
9347 S LUELLA AVENUE
CHICAGO
IL
606170000
 $  15,000.00
 $        14,979.41
 14.850
 $   195.86
   26.497
160904
0.5000

0000021525795
ANDRIANO
2328 LAKESIDE DRIVE
AURORA
IL
605040000
 $  53,700.00
 $        53,455.57
 12.990
 $   628.76
   79.944
160823
0.5000

0000021525803
TERHORST
9608 NE 30TH COURT
VANCOUVER
WA
986650000
 $  55,000.00
 $        54,869.11
 10.150
 $   596.10
   77.595
111022
0.5000

0000021525878
CHAMBERS
11136 LAWYERS ROAD
PRINCE GEOR
VA
238750000
 $  51,000.00
 $        50,966.52
 11.400
 $   501.17
   75.000
110823
0.5000

0000021525928
BASINGER
1171 LLOYD AVENUE
AURORA
OH
442020000
 $  24,200.00
 $        22,859.78
 14.990
 $   575.59
   70.794
10824
0.5000

0000021525993
WISE
25 15TH ST. NE
WASHINGTON
DC
200020000
 $  65,100.00
 $        65,065.74
 12.400
 $   689.74
   70.000
110819
0.5000

0000021526025
ASKEW
12519 S STEWART AVE
CHICAGO
IL
606280000
 $  17,000.00
 $        16,943.49
 13.990
 $   226.29
   79.976
110905
0.5000

0000021526041
DAVIS
6002 HIGHGATE DRIVE
BALTIMORE
MD
212150000
 $  55,200.00
 $        55,200.00
   9.100
 $   563.17
   80.000
111106
0.5000

0000021526066
SMITH
8451 LINVILLE ROAD
OAK RIDGE
NC
273100000
 $  47,100.00
 $        46,887.91
 10.150
 $   510.48
   80.000
111023
0.5000

0000021526082
HOOKER
136 LASTER ROAD
ELKIN
NC
286210000
 $  36,000.00
 $        35,902.92
   9.850
 $   343.84
   64.400
160924
0.5000

0000021526108
MYERS
230 JEFFERSON STREET
RAVENNA
OH
442660000
 $  17,500.00
 $        17,423.94
 15.450
 $   250.35
   79.768
110801
0.5000

0000021526199
ROBINSON, JR
4768 NORRISVILLE RD.
WHITE HALL
MD
211610000
 $  22,000.00
 $        21,930.10
 14.450
 $   299.67
   78.447
110824
0.5000

0000021526215
CONNOR
884 SUNRISE CIRCLE NE
LENOIR
NC
286450000
 $  46,835.00
 $        46,723.55
 10.150
 $   507.60
   85.000
110930
0.5000

0000021526223
RICHMOND
6350 S HOYNE
CHICAGO
IL
606360000
 $  42,000.00
 $        41,974.00
 13.500
 $   481.08
   66.666
110807
0.5000

0000021526231
BRADLEY
2030 3RD STREET
EAST CAROND
IL
622400000
 $  43,200.00
 $        43,088.89
   9.300
 $   445.91
   80.000
110930
0.5000

0000021526264
AVENT
816 NW 19TH STREET
FAYETTE
AL
355550000
 $  25,000.00
 $        24,818.16
 11.450
 $   291.26
   62.005
111001
0.5000

0000021526280
CHARLES
413 EAST 51ST STREET
BROOKLYN
NY
112030000
 $  16,000.00
 $        16,000.00
 10.050
 $   340.35
   54.513
11112
0.5000

0000021526298
MOFFATT
2620 BOONE STREET
BALTIMORE
MD
212180000
 $  25,000.00
 $        24,925.85
 15.150
 $   352.47
   56.818
110903
0.5000

0000021526330
BASS
4716 PIMLICO RD.
BALTIMORE
MD
212150000
 $  18,300.00
 $        18,211.38
 14.350
 $   248.03
   79.785
110828
0.5000

0000021526397
FERRARA
17 VERMONT AVE
NORTH BABYL
NY
117040000
 $100,000.00
 $        99,615.23
   9.650
 $   941.95
   63.694
160905
0.5000

0000021526462
WELCH
8911 N APPLEGATE ROAD
GRANTS PASS
OR
975270000
 $  21,000.00
 $        21,000.00
 10.650
 $   211.78
   55.852
161021
0.5000

0000021526470
PLUSH
616 WILLINGTON DRIVE
ELKO
NV
898010000
 $  18,000.00
 $        17,905.25
 10.350
 $   241.38
   69.920
61011
0.5000

0000021526488
KEMP
191 FIFTH STREET
BRIDGEPORT
CT
066060000
 $  40,000.00
 $        39,838.12
   9.990
 $   385.75
   66.666
160904
0.5000

0000021526504
COOPER
128 CHARMWOOD LANE
WINCHESTER
VA
226020000
 $  20,000.00
 $        19,954.55
 10.650
 $   222.95
   70.874
111017
0.5000

0000021526520
BARKER
19074 RIVER WOODS DRIVE
BEND
OR
977020000
 $    9,600.00
 $          9,554.06
 10.350
 $   128.74
   79.807
61023
0.5000

0000021526538
WILLIAMS
1220 WEST FRANKLIN
TAYLORSVILL
IL
625680000
 $  46,750.00
 $        46,616.53
 10.050
 $   503.81
   85.000
111009
0.5000

0000021526546
HERNANDEZ
19 FAIRVIEW TERRACE
GREENWICH
CT
068310000
 $100,000.00
 $      100,000.00
   9.400
 $   925.62
   33.898
161125
0.5000

0000021526579
LUKE
826 E 1000 NORTH
PLEASANT GR
UT
840620000
 $  31,140.00
 $        31,051.51
 11.000
 $   353.94
   73.054
111021
0.5000

0000021526611
GRAY
8277 EXPLORADOR CALLE
DENVER
CO
802290000
 $  29,000.00
 $        29,000.00
 11.100
 $   331.44
   73.076
111112
0.5000

0000021526629
VAESAU
3194 SOUTH 4880 WEST
WEST VALLEY
UT
841200000
 $  81,000.00
 $        80,956.67
   9.100
 $   657.59
   75.000
111101
0.5000

0000021526637
BURKETT
536 NW 43RD STREET
OAKLAND PAR
FL
333090000
 $  32,000.00
 $        31,922.43
   9.950
 $   342.90
   79.700
111004
0.5000

0000021526645
POWELL
4411 HAYES ST. NE
WASHINGTON
DC
200190000
 $  62,400.00
 $        62,359.03
 11.400
 $   613.19
   80.000
110901
0.5000

0000021526660
FREDERICK
201 GRIFFIN AVENUE
BESSEMER
AL
350200000
 $  30,500.00
 $        30,422.62
   9.450
 $   317.57
   79.220
111021
0.5000

0000021526686
FURLOW
322 SAINT ANDREWS LANE
CALIFORNIA
MD
206190000
 $  14,500.00
 $        14,362.65
 16.450
 $   246.98
   79.991
60905
0.5000

0000021526702
MILIONE
15 CORD PLACE
EAST NORWIC
NY
117320000
 $  70,500.00
 $        70,500.00
 12.500
 $   752.42
   79.935
111101
0.5000

0000021526710
DEHART
10521 N. 189TH AVENUE
BENNINGTON
NE
680070000
 $  72,000.00
 $        71,214.82
   9.300
 $   743.18
   62.608
111016
0.5000

0000021526728
HARPER
7310 BROOKVIEW CIRCLE
TAMPA
FL
336340000
 $  10,000.00
 $          9,952.15
 10.350
 $   134.10
   68.379
61008
0.5000

0000021526751
PHILLIPS
7981 POWDER HORN CIRCLE
LARGO
FL
346430000
 $  47,600.00
 $        47,553.47
   9.550
 $   401.99
   70.000
110927
0.5000

0000021526777
HAILEY
1206 PARKER AVENUE
HYATTSVILLE
MD
207820000
 $124,000.00
 $      123,905.24
 10.750
 $1,157.52
   80.000
110903
0.5000

0000021526801
BRUNSON
1070 OLD POCALLO ROAD
SUMTER
SC
291500000
 $  31,000.00
 $        30,924.17
   9.850
 $   330.29
   68.888
111008
0.5000

0000021526827
D'AURIA
470 SHERWOOD PLACE
STRATFORD
CT
064970000
 $  95,200.00
 $        95,200.00
   8.800
 $   752.35
   79.333
261106
0.5000

0000021526868
CASTLE
7246 S PRINCETON
CHICAGO
IL
606210000
 $  50,000.00
 $        49,320.36
 14.000
 $   621.77
   71.428
160901
0.5000

0000021526900
TRACY
3754 BLUE MERION COURT
COLORADO SP
CO
809060000
 $160,000.00
 $      159,914.40
   9.100
 $1,298.93
   80.000
111007
0.5000

0000021526918
LONG
755 HUCKLEBERRY RIDGE ROA
CRUMPLER
NC
286170000
 $  25,500.00
 $        25,441.25
 10.500
 $   281.88
   73.932
111002
0.5000

0000021526934
BENJAMIN
1916 SPRUCE DRIVE N. W.
WASHINGTON
DC
200120000
 $  45,000.00
 $        44,774.32
 13.990
 $   598.99
   59.224
110821
0.5000

0000021526959
SMITH
70 ST. ANTHONY STREET
WORCESTER
MA
016070000
 $  74,400.00
 $        74,287.89
   8.950
 $   667.01
   80.000
161021
0.5000

0000021526967
BOWLEY
3501 HOOPER ROAD
NEW WINDSOR
MD
217760000
 $  88,000.00
 $        87,799.75
 11.150
 $   917.33
   80.000
160901
0.5000

0000021526975
GAVIDIA
2131 N MENARD AVE
CHICAGO
IL
606390000
 $  90,500.00
 $        90,271.28
 10.350
 $   894.44
   70.155
160901
0.5000

0000021526983
BLOTTENBERGE
1502 JACKSON ST.
BALTIMORE
MD
212300000
 $  19,500.00
 $        19,425.89
 12.600
 $   241.62
   71.454
110823
0.5000

0000021527023
WALKER
181 DEWEY STREET
NEWARK
NJ
071140000
 $  85,500.00
 $        85,468.49
 10.850
 $   804.57
   79.906
261016
0.5000

0000021527049
CHAPPELEAR
315 CINDY DRIVE
CONYERS
GA
302070000
 $  51,000.00
 $        50,742.36
   9.400
 $   657.14
   60.714
61021
0.5000

0000021527056
SCHEFFLER
4891 N AUSTIN AVE
CHICAGO
IL
606300000
 $155,200.00
 $      155,012.94
 10.490
 $1,418.52
   80.000
110823
0.5000

0000021527064
SINKLER
3305 PARKINGTON AVE.
BALTIMORE
MD
212150000
 $  88,000.00
 $        87,822.89
 12.000
 $   905.18
   80.000
110824
0.5000

0000021527072
BORST
3667 E. JACKSON STREET
LANSING
IL
604380000
 $  12,000.00
 $        11,941.92
 10.150
 $   159.58
   62.820
61018
0.5000

0000021527080
WIGGLESWORTH
6510 LIVINGSTON ROAD
OXON HILL
MD
207450000
 $120,000.00
 $      119,892.26
   9.950
 $1,048.66
   80.000
110820
0.5000

0000021527106
MONIZ
1 WEBB STREET
HERTFORD
NC
279440000
 $  22,500.00
 $        22,394.06
 10.350
 $   246.63
   48.725
111015
0.5000

0000021527130
HAWES
12908 BLACKWATER PLACE
CLINTON
MD
207350000
 $114,700.00
 $      114,298.31
 10.990
 $1,183.14
   84.962
160828
0.5000

0000021527155
BINGHAM
1620 W JONES CREEK ROAD
GRANTS PASS
OR
975260000
 $  41,000.00
 $        40,903.63
 10.350
 $   449.41
   77.282
111009
0.5000

0000021527163
MCMURRAY
12454 W SARATOGA AVENUE
MORRISON
CO
804650000
 $  12,700.00
 $        12,669.77
 10.150
 $   137.65
   79.980
111018
0.5000

0000021527205
BRYANT
1412 ROLLINGHOUSE DRIVE
FREDERICK
MD
217030000
 $  29,000.00
 $        28,890.38
 15.250
 $   410.86
   79.887
110824
0.5000

0000021527221
BARBA
26 N. RICHARDSON AVENUE
LANSDALE
PA
194460000
 $  14,828.00
 $        14,828.00
 10.350
 $   146.55
   69.999
161118
0.5000

0000021527247
WHITE
RT 1 BOX 4046
CALLAMAN
FL
320110000
 $  33,400.00
 $        33,011.63
   9.400
 $   608.71
   77.674
21028
0.5000

0000021527254
TUNSTALL
2124 BUNTING DRIVE
JACKSONVILL
FL
322100000
 $  48,000.00
 $        47,759.86
   9.650
 $   505.59
   80.000
110924
0.5000

0000021527320
HAREWOOD
866 EAST 215TH STREET
BRONX
NY
104670000
 $133,000.00
 $      132,899.39
 10.750
 $1,241.54
   57.826
260925
0.5000

0000021527361
SOLOMON
13646 SUNFLOWER AVE. N.W.
UNIONTOWN
OH
442600000
 $  48,900.00
 $        48,822.02
 15.000
 $   618.32
   79.909
110901
0.5000

0000021527460
GREEN
7 LEE AVE
TAKOMA PARK
MD
209120000
 $204,000.00
 $      203,816.82
   9.950
 $1,782.72
   80.000
110901
0.5000

0000021527551
CALLAHAN
83 85 VASSAR AVENUE
NEWARK
NJ
071120000
 $  60,000.00
 $        59,922.51
 10.150
 $   584.99
   46.153
161018
0.5000

0000021527585
KNAACK
932 S 7TH ST
DEKALB
IL
601150000
 $  31,800.00
 $        31,688.63
 10.990
 $   328.02
   80.052
160821
0.5000

0000021527601
WOODBURY
2519 SHELTON AVE
HUDSON
NC
286380000
 $  42,000.00
 $        41,897.26
   9.850
 $   447.49
   79.696
111002
0.5000

0000021527635
EDMONDSON
1825 W NORTH AVE.
BALTIMORE
MD
212170000
 $  25,000.00
 $        24,905.69
 14.550
 $   307.14
   58.139
110901
0.5000

0000021527668
LASHLEY
1621 LANCASTER ST
BALTIMORE
MD
212310000
 $  19,000.00
 $        18,995.02
 15.450
 $   247.10
   50.422
110904
0.5000

0000021527676
ALLEN
2177 CHEROKEE VALLEY CIR
LITHONIA
GA
300580000
 $  72,250.00
 $        72,228.63
 11.850
 $   734.85
   85.000
110920
0.5000

0000021527718
FLEMING
12 TRAVIS NW
GRAND RAPID
MI
495050000
 $  36,000.00
 $        35,947.11
   9.150
 $   327.39
   80.000
161007
0.5000

0000021527783
SIMMONS
5257 NELSON AVE.
BALTIMORE
MD
212150000
 $  52,000.00
 $        51,700.59
 12.550
 $   642.61
   80.000
110803
0.5000

0000021527791
SIMPSON
913 S EAST AVE
BALTIMORE
MD
212240000
 $  48,800.00
 $        48,776.52
 12.800
 $   532.21
   80.000
110827
0.5000

0000021527866
PHILLIPS
3650 LATE MORNING CIRCLE
KISSIMMEE
FL
347440000
 $  50,000.00
 $        49,742.97
   9.350
 $   517.60
   80.000
110930
0.5000

0000021527882
BROWN
29 BECRAFT AVENUE
HUDSON
NY
125340000
 $  55,000.00
 $        54,846.88
   9.750
 $   472.54
   42.307
261017
0.5000

0000021527890
RAGAIN
825 W CENTRAL STREET
SPRINGFIELD
MO
658020000
 $  32,000.00
 $        31,919.55
   9.550
 $   335.12
   69.565
111017
0.5000

0000021527908
JOANIS
319 TALCOTT STREET
WOONSOCKET
RI
028950000
 $  12,395.00
 $        12,365.64
 10.200
 $   134.72
   79.999
111016
0.5000

0000021527916
BAREFIELD
1146 N LAWLER
BELLWOOD
IL
601040000
 $  42,600.00
 $        42,452.81
 10.650
 $   474.87
   69.962
111011
0.5000

0000021527924
CHILDERS
410 VASHTI ROAD
TAYLORSVILL
NC
286810000
 $  48,700.00
 $        48,634.61
   9.850
 $   465.14
   74.693
161004
0.5000

0000021527932
FITZPATRICK
6 SHEFFIELD AVENUE
NORTH PROVI
RI
029110000
 $  78,000.00
 $        77,909.29
 10.950
 $   802.46
   79.591
160924
0.5000

0000021527940
BROWN
1619 SOUTHERLAND ROAD
CRESTON
NC
286150000
 $  27,500.00
 $        27,500.00
   9.950
 $   294.68
   79.033
111104
0.5000

0000021527981
ICE
313 REMINGTON AVENUE
MIDWEST CIT
OK
731100000
 $  20,000.00
 $        19,974.83
 10.350
 $   197.67
   69.068
161023
0.5000

0000021527999
HODGE
76 HUNTINGTON TERRACE
NEWARK
NJ
071120000
 $104,000.00
 $      103,951.47
   9.750
 $   893.53
   80.000
261007
0.5000

0000021528047
BENEVIDES
29 CAROLINA AVENUE
PROVIDENCE
RI
029050000
 $  90,000.00
 $        89,760.17
   8.920
 $   908.83
   75.000
111023
0.5000

0000021528104
MATUZEK
1220 W 22ND STREET
LORAIN
OH
440520000
 $  52,000.00
 $        51,937.07
   9.750
 $   446.77
   80.000
260925
0.5000

0000021528138
LEGGETT
12704 PURCELL ROAD
MANASSAS
VA
221110000
 $  70,600.00
 $        70,466.66
   9.750
 $   606.57
   52.296
110727
0.5000

0000021528161
SPIVEY
6263 HELENS WAY
DENVER
NC
280370000
 $  18,500.00
 $        18,448.77
   9.650
 $   194.86
   71.984
111002
0.5000

0000021528237
CAMPBELL
411 MAPLE STREET
TARKIO
MO
644910000
 $  54,000.00
 $        53,905.00
   9.000
 $   485.86
   80.000
161023
0.5000

0000021528328
COLLINS
681 BYRD'S CURVE ROAD
ELKIN
NC
286210000
 $  36,600.00
 $        36,411.92
   9.650
 $   385.51
   79.912
110930
0.5000

0000021528336
WHITE
226 CONLYN STREET
FRANKLIN
MA
020380000
 $  55,000.00
 $        54,791.95
 10.400
 $   545.42
   48.164
160826
0.5000

0000021528369
WAGNER
8351 WILD BERRY LANE
TALLAHASSEE
FL
323100000
 $  38,000.00
 $        37,947.63
   9.650
 $   357.95
   71.698
160930
0.5000

0000021528377
BIZJAK
207 53RD STREET W.
BRADENTON
FL
342090000
 $  72,400.00
 $        72,366.22
   9.750
 $   622.03
   80.000
261004
0.5000

0000021528385
RODRIGUEZ
410 GRANDVIEW AVENUE
STATEN ISLA
NY
103030000
 $  15,000.00
 $        14,928.23
 10.350
 $   201.15
   59.798
61017
0.5000

0000021528393
DEAN
19922 WYMAN WAY
GERMANTOWN
MD
208740000
 $  91,200.00
 $        91,151.72
   9.150
 $   743.69
   80.000
111001
0.5000

0000021528427
LIPNER
11 KILIAN DRIVE
CITY OF DAN
CT
068110000
 $  16,000.00
 $        15,848.07
 10.200
 $   173.90
   79.526
111016
0.5000

0000021528526
GALLEGOS
9645 S HEMLOCK COURT
HIGHLANDS R
CO
801260000
 $127,200.00
 $      126,737.22
   9.600
 $1,193.99
   80.000
161004
0.5000

0000021528534
HALE
2584 WISTERIA COURT
WEST LINN
OR
970680000
 $115,000.00
 $      114,820.01
   8.650
 $1,008.95
   79.310
161017
0.5000

0000021528559
REID
3264 DEAL MILL ROAD
HUDSON
NC
286380000
 $  33,040.00
 $        32,957.69
   9.650
 $   348.01
   80.000
110930
0.5000

0000021528567
GOLIO
84 S BEDFORD DRIVE
CENTRAL ISL
NY
117220000
 $  60,800.00
 $        60,649.32
 10.500
 $   607.02
   63.813
160905
0.5000

0000021528716
MCCARTY
1024 JOHNSON STREET
OREGON CITY
OR
970450000
 $  16,500.00
 $        16,500.00
 10.150
 $   178.83
   77.033
111106
0.5000

0000021528849
ARMY
49-55 GRANT STREET
EASTHAMPTON
MA
010270000
 $  65,000.00
 $        64,750.91
 10.300
 $   640.24
   48.507
160822
0.5000

0000021528880
GERVAIS
1150 7TH STREET NORTH
ST. PETERSB
FL
337010000
 $  40,000.00
 $        39,904.37
 10.100
 $   432.30
   70.276
111025
0.5000

0000021528898
FRATTALONE
57 PROSPECT STREET
ANSONIA
CT
064010000
 $  56,500.00
 $        56,412.68
   8.750
 $   499.30
   36.928
160925
0.5000

0000021528922
BURDICK
126 CENTRAL STREET
FRAMINGHAM
MA
017010000
 $  30,000.00
 $        29,701.67
   9.750
 $   392.32
   77.231
60901
0.5000

0000021528955
THOMAS
 ROUTE 2 BOX 409
FRISCO CITY
AL
364450000
 $    9,000.00
 $          9,000.00
   9.000
 $   114.01
   27.480
61118
0.5000

0000021528997
SMITH
105 BELLHAVEN DRIVE
MT. AIRY
NC
270300000
 $  30,000.00
 $        29,958.25
   9.650
 $   282.59
   54.347
161004
0.5000

0000021529029
BEAHN
30 MADISON AVENUE
CUYAHOGA FA
OH
442210000
 $  62,450.00
 $        62,269.91
   9.500
 $   652.12
   67.880
111009
0.5000

0000021529037
OSINALDE
1109 OSAGE STREET
SILVER SPRI
MD
209030000
 $  55,000.00
 $        54,739.56
   8.990
 $   442.15
   41.044
110905
0.5000

0000021529045
HORTON
1420 NORTHGATE TERRACE NW
WASHINGTON
DC
200110000
 $  66,000.00
 $        62,947.31
 10.500
 $   603.73
   30.769
110903
0.5000

0000021529094
NICHOLSON
624 ELMIRA STREET, SE
WASHINGTON
DC
200320000
 $  70,000.00
 $        69,736.83
   9.990
 $   613.79
   72.164
110903
0.5000

0000021529102
BLEVINS
 PARRISH DR
CONOVER
NC
286100000
 $  28,000.00
 $        28,000.00
 11.250
 $   322.66
   72.727
111022
0.5000

0000021529110
DURHAM
685 LEE ROAD 371
VALLEY
AL
368540000
 $  64,000.00
 $        64,000.00
 12.450
 $   680.57
   80.000
111023
0.5000

0000021529128
NEIL
375 KENT STREET
WINDSOR
NY
138650000
 $  63,000.00
 $        63,000.00
 11.250
 $   661.04
   74.117
161106
0.5000

0000021529227
EPES
107 5TH STREET NE
WASHINGTON
DC
200020000
 $127,700.00
 $      127,026.77
 10.700
 $1,187.26
   44.807
101205
0.5000

0000021529235
MOYER
4820 NORTH GENEVA ROAD
COLEMAN
MI
486180000
 $  46,000.00
 $        45,756.50
   9.300
 $   590.21
   74.193
61004
0.5000

0000021529292
LAUGHLIN
3501 RANDALL ROAD
SUITLAND
MD
207460000
 $  28,600.00
 $        28,319.43
   9.990
 $   377.80
   75.418
60905
0.5000

0000021529326
MARAVENTANO
1335 NORTH 15TH AVENUE #1
HOLLYWOOD
FL
330200000
 $  52,000.00
 $        51,974.68
   9.550
 $   439.15
   72.222
261001
0.5000

0000021529342
SUDDRETH
226 BROADWAY STREET NW
LENOIR
NC
286450000
 $  42,415.00
 $        42,360.22
 10.150
 $   413.54
   85.000
161001
0.5000

0000021529409
ENGEL
1501 GRIDLEY LANE
SILVER SPRI
MD
209020000
 $  22,600.00
 $        22,470.89
 10.250
 $   202.52
   78.029
110828
0.5000

0000021529458
KILGOE
 RD 6 BOX 448
SEAFORD
DE
199730000
 $  48,000.00
 $        47,974.32
   9.100
 $   389.68
   72.727
110927
0.5000

0000021529466
MOWREY
14922 NAPAL COURT
BOWIE
MD
207160000
 $138,000.00
 $      137,375.90
 10.750
 $1,546.91
   77.528
110906
0.5000

0000021529482
BUTTS
2535 GOVERNMENT ROAD
CLAYTON
NC
275200000
 $  16,672.00
 $        16,637.42
 10.500
 $   166.46
   80.000
161009
0.5000

0000021529524
SOLOMON
6287 ROUTE 209
LYKENS
PA
170480000
 $  65,600.00
 $        65,499.89
   8.850
 $   583.91
   80.000
160927
0.5000

0000021529557
JOHNSON
834 W. RIVERVIEW LANE
SOMERSET
WI
540250000
 $  28,150.00
 $        28,083.00
 10.150
 $   305.10
   79.999
111018
0.5000

0000021529565
COLLEY
19944 STEELHEAD COURT SE
TENINO
WA
985890000
 $  48,500.00
 $        48,238.43
 10.850
 $   546.69
   69.285
110927
0.5000

0000021529607
SIMMONS
606 GIRARD STREET, NE
WASHINGTON
DC
200170000
 $  80,800.00
 $        80,702.83
 10.500
 $   739.11
   80.000
110906
0.5000

0000021529631
LANGMAID
4451 WATKINS STREET
MILTON
FL
325700000
 $  31,006.00
 $        30,966.99
 10.350
 $   306.44
   79.098
161015
0.5000

0000021529672
PASTOR
52 LONE PINE COURT
DAVENPORT
FL
338370000
 $  55,250.00
 $        55,250.00
   9.750
 $   585.30
   85.000
111122
0.5000

0000021529706
ROBINSON
111 PINE MEADOWS
BENNINGTON
NH
034420000
 $  61,600.00
 $        61,272.90
   8.990
 $   624.43
   80.000
110830
0.5000

0000021529714
BEYER
6938 POWERS ROAD
ORCHARD PAR
NY
141270000
 $  29,225.00
 $        29,155.13
 10.100
 $   315.85
   79.571
111023
0.5000

0000021529722
GREGORY
546 MILL HOLE ROAD
WILKESBORO
NC
286970000
 $  41,000.00
 $        40,737.90
   9.350
 $   424.43
   67.213
110930
0.5000

0000021529748
MARTIN
535 FRUIT HILL AVENUE
NO. PROVIDE
RI
029080000
 $109,600.00
 $      109,441.03
   9.250
 $1,003.80
   80.000
161008
0.5000

0000021529797
BRELSFORD
9400 EAST 66 TERRACE
RAYTOWN
MO
641330000
 $  10,000.00
 $          9,872.05
 10.350
 $   214.20
   70.300
11022
0.5000

0000021529813
LEWIS
5715 2ND STREET NE
WASHINGTON
DC
200110000
 $  90,400.00
 $        90,319.51
   9.990
 $   792.66
   80.000
260906
0.5000

0000021529912
DAVIS
1503 E 76TH ST
CHICAGO
IL
606190000
 $  37,000.00
 $        36,946.67
   9.300
 $   340.08
   74.000
161021
0.5000

0000021529920
LAKEY
18618 NE 155TH STREET
WOODINVILLE
WA
980720000
 $  41,000.00
 $        41,000.00
 10.350
 $   405.22
   79.708
161021
0.5000

0000021529979
HOLMES
1720 SOROLLA COURT
ORLANDO
FL
328110000
 $  47,200.00
 $        47,136.62
   9.850
 $   450.81
   78.666
161016
0.5000

0000021529995
PRICE
706 ANDREA DRIVE
BEECH GROVE
IN
461070000
 $  60,000.00
 $        59,863.67
 10.650
 $   668.83
   70.588
111016
0.5000

0000021530035
BEHNKE
2208 S OLDGATE ROAD
SANDUSKY
OH
448700000
 $  12,000.00
 $        11,943.68
 10.350
 $   131.54
   64.165
111002
0.5000

0000021530076
SHIPMAN
25 LEXINGTON AVENUE
JERSEY CITY
NJ
073030000
 $  52,000.00
 $        51,953.30
   9.950
 $   454.42
   59.770
110828
0.5000

0000021530092
GROOME
5 MITCHELL AVENUE
ROSELAND
NJ
070680000
 $  29,665.00
 $        29,627.67
 10.350
 $   293.19
   79.999
161015
0.5000

0000021530159
CATACUTAN
1823 WALLACE AVENUE
BRONX
NY
104620000
 $  31,000.00
 $        30,927.58
 10.350
 $   339.80
   77.899
111002
0.5000

0000021530175
DEVILLERS
124 BROWN
WATSEKA
IL
609700000
 $  33,000.00
 $        32,983.93
   9.550
 $   278.69
   64.705
111011
0.5000

0000021530183
MONTUORE
70 TOWNSEND DRIVE
FLORHAM
NJ
079320000
 $  30,900.00
 $        30,861.11
 10.350
 $   305.40
   79.985
161022
0.5000

0000021530209
SMITH
3400 RITCHIE MARLBORO ROA
UPPER MARLB
MD
207720000
 $  15,000.00
 $        14,928.23
 10.350
 $   201.15
   29.229
61007
0.5000

0000021530217
CUMMINGS
1009 SW BEDFORD DRIVE
DECATUR
AL
356010000
 $  21,943.00
 $        21,943.00
 10.050
 $   290.59
   79.999
61112
0.5000

0000021530241
YATES
2005 FRIENDSHIP ROAD
OXFORD
AL
362030000
 $  20,000.00
 $        19,903.20
 10.150
 $   265.97
   79.497
61021
0.5000

0000021530258
STEVENSON
15232 TURLINGTON AVENUE
HARVEY
IL
604260000
 $  59,200.00
 $        59,200.00
   9.150
 $   482.74
   80.000
111120
0.5000

0000021530282
DARBY
2550 3 HWY 53
DAWSONVILLE
GA
305340000
 $  60,000.00
 $        59,917.33
   9.650
 $   565.17
   80.000
160923
0.5000

0000021530340
SMOOT
309 BONHILL DRIVE
FORT WASHIN
MD
207440000
 $148,000.00
 $      147,799.47
   9.990
 $1,297.72
   69.811
260827
0.5000

0000021530381
ZITTEL
9224 THROGMORTON ROAD
BALTIMORE
MD
212340000
 $  80,000.00
 $        79,802.51
   9.750
 $   847.50
   80.000
111101
0.5000

0000021530399
MAZZUCA
19036 STALEYBRIDGE ROAD
GERMANTOWN
MD
208760000
 $117,300.00
 $      117,157.16
 10.600
 $1,178.99
   85.000
161008
0.5000

0000021530449
COMEGYS
34542 ROSE BUD ROW
ZEPHYRHILLS
FL
335410000
 $  20,500.00
 $        20,490.63
   9.850
 $   177.64
   67.213
261101
0.5000

0000021530456
UZOMA
6114 63RD AVE
RIBERDALE
MD
207370000
 $104,000.00
 $      103,824.95
 10.990
 $   989.64
   71.724
110906
0.5000

0000021530480
CHEVIRON
619 STATE ST
NEW HAVEN
IN
467740000
 $  56,000.00
 $        55,861.75
   9.750
 $   593.25
   78.873
111018
0.5000

0000021530514
BRADSHER
1995 HURDLE MILLS ROAD
ROXBORO
NC
275730000
 $  70,000.00
 $        70,000.00
   9.400
 $   583.50
   70.000
261017
0.5000

0000021530530
KALINOWSKI
10895 106TH LANE NORTH
LARGO
FL
346430000
 $  45,600.00
 $        45,468.89
   9.350
 $   420.60
   80.000
160930
0.5000

0000021530563
HODGE
136 SOUTH BURNETT STREET
EAST ORANGE
NJ
070170000
 $  84,000.00
 $        83,964.77
 10.250
 $   752.73
   70.000
261002
0.5000

0000021530571
AYRES
104 COTTAGE STREET
GOBLES
MI
490550000
 $  47,200.00
 $        47,131.97
   9.300
 $   433.83
   80.000
161007
0.5000

0000021530605
BRAY
100 LEATHEA DRIVE
LA GRANGE
GA
302400000
 $  68,000.00
 $        67,611.70
 11.350
 $   787.90
   80.000
110628
0.5000

0000021530613
ENGSTROM
29 PENN DRIVE
SMITHTOWN
NY
117870000
 $  52,000.00
 $        51,871.12
 10.500
 $   519.16
   51.897
160905
0.5000

0000021530639
SAPP
5 OAKBROOK ROAD
FLETCHER
NC
287320000
 $  25,000.00
 $        25,000.00
 10.350
 $   274.03
   64.061
111028
0.5000

0000021530647
PETTIGREW
8335 NAVAHOE DRIVE
SILVER SPRI
MD
209030000
 $  82,100.00
 $        81,896.53
 10.500
 $   819.67
   73.303
160906
0.5000

0000021530670
ALSBROOKS
831 50TH PLACE NE
WASHINGTON
DC
200190000
 $  43,000.00
 $        42,916.04
   9.500
 $   361.57
   51.807
110822
0.5000

0000021530688
HEGYI
38 ROBERT COURT
SWEDESBORO
NJ
080850000
 $  13,000.00
 $        12,968.78
 10.050
 $   140.10
   79.582
111028
0.5000

0000021530696
KRAUJALIS
1025 45TH AVENUE NORTH
SAINT PETER
FL
337030000
 $  60,000.00
 $        59,952.09
 10.500
 $   548.85
   61.224
260906
0.5000

0000021530704
MOTEN
4244 N NATANGA DR.
JACKSONVILL
FL
322090000
 $  36,800.00
 $        36,708.31
   9.650
 $   387.62
   80.000
111007
0.5000

0000021530738
TATE
2206 VERMONT AVE
HYATTSVILLE
MD
207850000
 $  82,000.00
 $        81,934.53
 10.500
 $   750.09
   74.545
110907
0.5000

0000021530753
BORRERO
1862 WALLACE AVE
BRONX
NY
104620000
 $202,000.00
 $      201,848.86
 10.800
 $1,893.23
   80.000
110830
0.5000

0000021530779
ACKERMAN
454 GROVE STREET
RAHWAY
NJ
070650000
 $136,800.00
 $      136,435.84
   9.950
 $1,315.63
   80.000
160905
0.5000

0000021530787
WILLIAMS
5463 OLD WINNSBORO ROAD
GREAT FALLS
SC
290550000
 $  37,300.00
 $        37,159.28
   9.950
 $   399.69
   84.772
111009
0.5000

0000021530803
WYNN
3607 GEORGIA AVE NW
WASHINGTON
DC
200100000
 $  28,500.00
 $        28,361.77
   9.990
 $   306.09
   30.000
110909
0.5000

0000021530829
JETER
315 BOUNDARY STREET
CARLISLE
SC
290310000
 $  22,000.00
 $        21,945.19
   9.650
 $   231.73
   80.000
111015
0.5000

0000021530852
BRYANT
42 EVELYN STREET
MATTAPAN
MA
021260000
 $112,500.00
 $      112,352.59
 10.100
 $   995.60
   69.444
110830
0.5000

0000021530860
TAFURO
521 PARK AVENUE
CENTEREACH
NY
117200000
 $  24,100.00
 $        23,984.68
 10.350
 $   323.18
   79.957
61030
0.5000

0000021530886
MARKS
1828 WILLIAMSTOWN ROAD
ERIAL
NJ
080810000
 $  20,000.00
 $        20,000.00
   9.200
 $   163.82
   23.255
261105
0.5000

0000021530894
SMITH
701 S 7TH AVENUE
MAYOOD
IL
601530000
 $  92,000.00
 $        91,918.08
   9.990
 $   806.69
   80.000
110823
0.5000

0000021530902
DE LEMOS
130 PALACE AVENUE
WARWICK
RI
028860000
 $  40,000.00
 $        39,979.47
   9.300
 $   330.53
   47.058
110909
0.5000

0000021530928
SPENCER
943- 945 ADAMS STREET
BOSTON
MA
021240000
 $  20,000.00
 $        19,872.50
 10.350
 $   268.20
   74.108
61007
0.5000

0000021530944
GIVIENS
5000 BAINE STREET
COLUMBIA
SC
292030000
 $  44,000.00
 $        43,892.37
   9.850
 $   468.80
   80.000
111011
0.5000

0000021531017
FLAGG
68 FARLEY AVENUE
NEWARK
NJ
071080000
 $  42,000.00
 $        41,629.05
 10.250
 $   412.30
   56.000
160828
0.5000

0000021531033
RENEAU
26016 S EL DORAD0 ROAD
MULINO
OR
970420000
 $131,200.00
 $      131,127.58
   8.950
 $1,050.95
   80.000
110930
0.5000

0000021531066
JEST
50 ABBOTSFORD AVE
NEWARK
NJ
071060000
 $  56,500.00
 $        56,368.49
 10.990
 $   582.81
   78.472
160911
0.5000

0000021531074
MARTIN
7584 BEACH DRIVE
PASADENA
MD
211220000
 $142,000.00
 $      142,000.00
   9.400
 $1,183.67
   74.736
261030
0.5000

0000021531082
CONWAY
1470 MANATEE STREET
INTERCESSIO
FL
338480000
 $  28,800.00
 $        28,648.14
   9.650
 $   303.35
   80.000
110930
0.5000

0000021531124
RAY
403 HILLCREST ROAD
ADAMSVILLE
AL
350050000
 $  51,000.00
 $        50,953.21
   9.850
 $   441.92
   63.750
111009
0.5000

0000021531140
MODISPACHER
10980 QUINLEY ROAD
BAY MINETTE
AL
365070000
 $  26,000.00
 $        25,947.71
 11.950
 $   311.21
   74.285
111105
0.5000

0000021531157
CANFORA
21 NEW JERSEY AVENUE
BERGENFIELD
NJ
076210000
 $  39,500.00
 $        39,475.72
 11.700
 $   397.21
   69.788
110905
0.5000

0000021531231
CLARK
6432 S DAMEN AVENUE
CHICAGO
IL
606360000
 $  56,000.00
 $        55,926.08
 10.350
 $   553.47
   80.000
161022
0.5000

0000021531249
ODELL
22 AUDUBON ROAD
WEST MILFOR
NJ
074210000
 $  55,000.00
 $        54,974.61
   9.800
 $   474.56
   52.380
261025
0.5000

0000021531256
ALLEN
13370 GREEN PINE ROAD
WALDORF
MD
206010000
 $131,500.00
 $      131,500.00
   8.800
 $1,166.28
   76.011
161115
0.5000

0000021531280
BAKACS
47 MILTON STREET
BROCKTON
MA
024010000
 $  60,500.00
 $        60,453.73
 10.700
 $   562.49
   67.222
110905
0.5000

0000021531348
LAUZON
1067 MENDON ROAD
WOONSOCKET
RI
028950000
 $172,000.00
 $      171,858.19
 10.350
 $1,554.10
   80.000
110904
0.5000

0000021531363
DIX
412 HUNTERS HILL TRAIL
COLGATE
WI
530170000
 $126,500.00
 $      125,794.88
   9.950
 $1,355.51
   80.000
111009
0.5000

0000021531371
GIRON
765 PEDRO MADRID
LAS CRUCES
NM
880050000
 $  50,000.00
 $        50,000.00
 10.050
 $   538.84
   64.449
111105
0.5000

0000021531413
GLENN
90 AUTUMN AVENUE
BROOKLYN
NY
112080000
 $105,000.00
 $      104,731.15
 10.250
 $1,030.73
   76.351
160909
0.5000

0000021531454
ELDER
3274 BARTH ROAD
DADE CITY
FL
335230000
 $  27,500.00
 $        27,361.86
   9.500
 $   355.85
   78.571
61001
0.5000

0000021531462
SPIOTTA
107 E. RARITAN DRIVE
LITTLE EGG
NJ
080870000
 $124,000.00
 $      123,309.01
   9.250
 $1,020.12
   80.000
110911
0.5000

0000021531496
SUTTON
112 S CHESTER AVENUE
PLEASANTVIL
NJ
082320000
 $100,000.00
 $        99,492.89
   9.500
 $1,044.23
   80.000
110904
0.5000

0000021531538
DAVIS
4349 WEST THOMAS STREET
CHICAGO
IL
606510000
 $109,500.00
 $      109,040.89
 10.675
 $1,016.00
   79.347
110821
0.5000

0000021531553
KELLY
11602 67TH AVENUE NORTH
LARGO
FL
346420000
 $  40,000.00
 $        39,875.91
   8.750
 $   353.49
   38.095
160830
0.5000

0000021531579
CARDEN
129-131 ORATON STREET
NEWARK
NJ
071040000
 $  90,000.00
 $        89,663.95
 10.500
 $   898.55
   78.260
160828
0.5000

0000021531603
CAVEDAGNE
11778 SW 100 STREET
MIAMI
FL
331860000
 $    7,709.00
 $          7,709.00
 10.350
 $   103.38
   79.999
61112
0.5000

0000021531629
ANGLIN
102 STUYVESANT AVENUE
NEWARK
NJ
071060000
 $  61,000.00
 $        60,703.06
   9.950
 $   653.65
   57.547
110906
0.5000

0000021531637
CHAPPIUS
8 SUNCREST AVENUE
BRIDGETON
NJ
083020000
 $  58,200.00
 $        57,967.51
   8.850
 $   518.04
   78.648
160924
0.5000

0000021531686
LASH
ROUTE 1 BOX 110 IRONVILLE
CROWN POINT
NY
129280000
 $  23,250.00
 $        23,230.21
 10.200
 $   207.48
   64.583
110904
0.5000

0000021531694
FLOWERS
11 LAUREL AVENUE
IRVINGTON
NJ
071110000
 $120,000.00
 $      119,682.20
   9.990
 $1,157.24
   78.431
160901
0.5000

0000021531702
RUSSO
52 CARLYLE AVENUE
BERKELEY TW
NJ
087210000
 $  58,000.00
 $        57,237.16
 10.990
 $   658.87
   77.201
110823
0.5000

0000021531728
COLLETON
4814 WEST VIRGINIA AVE
JACKSONVILL
FL
322090000
 $  46,400.00
 $        46,274.07
   9.800
 $   441.64
   80.000
160903
0.5000

0000021531751
JOHNSON
161 WRIGHT STREET
STATEN ISLA
NY
103040000
 $  95,000.00
 $        94,906.59
 12.500
 $1,013.90
   78.838
110410
0.5000

0000021531801
BUCK
4500 ROCK SPRINGS ROAD N.
APOPKA
FL
327120000
 $  24,500.00
 $        24,439.17
 10.000
 $   263.28
   70.000
110930
0.5000

0000021531819
SHIPMAN
134 FARVIEW ROAD
GAFFNEY
SC
293400000
 $    8,000.00
 $          7,989.93
 10.350
 $     79.07
   69.368
161009
0.5000

0000021531827
MARTINEZ
500 CROMWELL AVENUE SW
ALBUQUERQUE
NM
871020000
 $  27,800.00
 $        27,800.00
 10.050
 $   299.60
   80.000
111030
0.5000

0000021531892
STILLER
942 GERVAS DRIVE
ST. LOUIS
MO
630210000
 $  77,500.00
 $        77,088.03
   9.550
 $   811.62
   54.577
111002
0.5000

0000021531942
CUTSHALL
1167 W PARADISE WAY
FRUITA
CO
815210000
 $  35,000.00
 $        35,000.00
   9.950
 $   461.56
   77.384
61104
0.5000

0000021531959
PORTER
4657 SOUTH SOLANO CIRCLE
WEST VALLEY
UT
841200000
 $  17,000.00
 $        16,958.22
   9.800
 $   180.61
   72.378
111001
0.5000

0000021532031
KAISER
24 JANE STREET
HEMPSTEAD
NY
115500000
 $123,000.00
 $      122,661.86
   9.700
 $1,162.64
   79.870
160904
0.5000

0000021532056
HALL
6707 CANTON STREET
ST. PETERSB
FL
337120000
 $  21,800.00
 $        21,689.43
   9.500
 $   227.65
   79.841
110905
0.5000

0000021532072
CIOFFI
250 DUCK POND LANE
BRICK
NJ
087230000
 $136,000.00
 $      135,887.88
 10.350
 $1,228.82
   80.000
110910
0.5000

0000021532106
JOWERS
2015 W ELISE ROAD
YULEE
FL
320970000
 $  18,000.00
 $        17,909.58
   9.500
 $   232.92
   35.294
61025
0.5000

0000021532148
JACKSON
3913 WILLARD AVENUE
BIRMINGHAM
AL
352210000
 $  15,000.00
 $        14,962.11
   9.500
 $   156.64
   39.473
111028
0.5000

0000021532155
DEEGAN
101 SPLIT OAK CIRCLE
MYRTLE BEAC
SC
095750000
 $112,000.00
 $      112,000.00
   9.350
 $1,159.42
   80.000
111101
0.5000

0000021532163
MCDONOUGH
65 WESTCHESTER ROAD
JAMAICA PLA
MA
021300000
 $  50,000.00
 $        49,758.00
 10.150
 $   664.92
   63.209
61023
0.5000

0000021532189
TRESSLAR
518 HARDWICK STREET
BELVIDERE
NJ
078230000
 $  23,000.00
 $        22,970.48
 10.200
 $   225.02
   48.257
161028
0.5000

0000021532239
VAN BLARCOM
1185 LAKEWOOD ROAD
DOVER TWP
NJ
087530000
 $  80,500.00
 $        80,424.58
 11.650
 $   806.42
   70.000
110828
0.5000

0000021532247
GOFORTH
2775 ORANGEWOOD LANE
NEWTON
NC
286580000
 $  56,100.00
 $        56,073.54
   9.700
 $   479.93
   85.000
111014
0.5000

0000021532270
COLEMAN
39 MYRTLE LANE
CORAM
NY
117270000
 $  19,860.00
 $        19,764.64
 10.100
 $   214.64
   78.027
110925
0.5000

0000021532296
PRENOVEAU
7109 PEYTON PLACE
ORLANDO
FL
328180000
 $  49,200.00
 $        49,007.73
 10.150
 $   479.70
   80.000
160826
0.5000

0000021532304
VALENTE
4 WILLOW VIEW DR
GRANVILLE
OH
430230000
 $  17,000.00
 $        16,781.33
 10.150
 $   362.46
   63.218
11017
0.5000

0000021532312
MAHER
411 IVY HILL ROAD
WALDEN
NY
125860000
 $106,250.00
 $      105,730.43
   9.900
 $1,135.28
   85.000
110827
0.5000

0000021532353
MCCARTNEY
39105- 6TH AVENUE
ZEPHYRHILLS
FL
335400000
 $  72,800.00
 $        72,680.34
   9.650
 $   620.13
   80.000
110903
0.5000

0000021532460
CROSS
3136 HICKORY NUT STREET
JACKSONVILL
FL
322080000
 $  39,500.00
 $        39,402.11
 10.550
 $   395.69
   77.450
160930
0.5000

0000021532494
CUTTS
5737 E 25TH AVE
TUSCALOOSA
AL
354050000
 $  17,502.00
 $        17,252.23
 10.300
 $   374.46
   77.605
11028
0.5000

0000021532502
WELDON
169 BROADWAY
NORTH ATTLE
MA
027600000
 $124,950.00
 $      124,838.15
 10.990
 $1,188.99
   85.000
110911
0.5000

0000021532528
ALLEN
105 ROYAL DRIVE
DUDLEY
NC
283330000
 $  40,000.00
 $        40,000.00
   8.650
 $   350.94
   73.394
161108
0.5000

0000021532544
BECKFORD
388 HANCOCK STREET
BROOKLYN
NY
112160000
 $121,000.00
 $      120,863.55
 10.490
 $1,105.94
   67.977
110901
0.5000

0000021532577
LINVILLE
2018 PALOS VERDES DRIVE
ROSEBURG
OR
974700000
 $  20,000.00
 $        19,895.00
 10.200
 $   266.53
   75.293
61023
0.5000

0000021532593
BARTLETT
5920 ESTES STREET
ARVADA
CO
800040000
 $  63,500.00
 $        63,452.83
   8.450
 $   486.02
   63.500
111009
0.5000

0000021532643
PANNOMAREW
203 1/2 SOUTH HARRIS ST
BRECKENRIDG
CO
804240000
 $  80,000.00
 $        79,945.12
 11.200
 $   773.98
   66.750
111017
0.5000

0000021532700
RAYBORN
1617 W 35TH ST
CHICAGO
IL
606090000
 $  72,000.00
 $        72,000.00
 10.400
 $   791.43
   80.000
111023
0.5000

0000021532775
MARCELLIN
312 HOPKINSON AVE
BROOKLYN
NY
112130000
 $110,000.00
 $      109,727.02
 10.490
 $1,097.48
   65.476
160901
0.5000

0000021532809
WHITE
11079 BLYTHVILLE ROAD
SPRING HILL
FL
346080000
 $  50,000.00
 $        49,903.58
   9.650
 $   470.98
   60.975
161007
0.5000

0000021532817
GOEKE
332 BURLEIGH AVENUE
HOLLY HILL
FL
321170000
 $  55,300.00
 $        55,169.60
 10.250
 $   602.75
   70.000
111025
0.5000

0000021532833
PHILLIP
814 E. 35TH STREET
BROOKLYN
NY
112100000
 $  26,723.00
 $        26,723.00
   9.900
 $   256.12
   76.190
161126
0.5000

0000021532858
SALAME
1 PARTRIDGE HILL ROAD
WESTMINSTER
MA
014730000
 $  35,000.00
 $        34,797.50
 10.200
 $   466.42
   75.188
61025
0.5000

0000021532866
COOPER
8614 S SANGAMON
CHICAGO
IL
606200000
 $  54,000.00
 $        53,972.58
   9.350
 $   448.17
   72.000
111008
0.5000

0000021532874
CASE
8350 BURGUNDY DRIVE
PINELLAS PA
FL
346650000
 $  18,000.00
 $        17,908.70
   9.500
 $   187.97
   72.000
110930
0.5000

0000021532882
HAYES
2642 EAST 18TH STREET
INDIANAPOLI
IN
462180000
 $  29,600.00
 $        29,450.03
   9.350
 $   380.60
   65.054
61016
0.5000

0000021532924
ROLOVICH
2162 36TH AVENUE
SAN FRANCIS
CA
941160000
 $  28,500.00
 $        28,342.25
 10.200
 $   309.76
   78.006
111028
0.5000

0000021533096
GLASSCOCK
3699 HARMONY ROAD
CATAWBA TOW
SC
297040000
 $  16,000.00
 $        15,922.78
 10.200
 $   213.22
   74.472
61015
0.5000

0000021533112
POYNOR
9025 E FARM ROAD #62
STRAFFORD
MO
657570000
 $  56,250.00
 $        56,202.73
 12.850
 $   615.65
   75.000
110901
0.5000

0000021533138
LEWIS
872 SE ASH STREET
DALLAS
OR
973380000
 $  12,300.00
 $        12,300.00
   9.850
 $   117.48
   66.140
161118
0.5000

0000021533153
SIMCIC
2520 NORWAY DRIVE
PAINESVILLE
OH
440770000
 $  98,980.00
 $        98,980.00
 10.750
 $1,004.88
   68.262
161023
0.5000

0000021533187
AYDELETTE
2513 WOODVIEW DRIVE
GREENSBORO
NC
271080000
 $  10,000.00
 $          9,977.38
 10.700
 $   111.79
   66.205
111029
0.5000

0000021533211
CIOFFI
46 STRATHMORE LANE
ROCKVILLE C
NY
115700000
 $249,384.00
 $      249,009.49
 10.490
 $2,279.35
   85.113
110901
0.5000

0000021533260
DOLLENTE
405 S. 69TH AVENUE
YAKIMA
WA
989080000
 $  15,500.00
 $        15,463.28
 10.200
 $   168.47
   59.482
111008
0.5000

0000021533302
SPILLETTI
812 CRESLYN COURT
UNION
NJ
070830000
 $  33,750.00
 $        33,715.36
 10.990
 $   321.16
   74.633
110901
0.5000

0000021533310
WEST
1130 CLEVELAND DR
CHEEKTOWAGA
NY
142250000
 $  68,000.00
 $        67,907.50
   9.750
 $   645.00
   85.000
161101
0.5000

0000021533344
WOJCIK
609 WINDWARD RROAD
BEACHWOOD
NJ
087220000
 $  82,750.00
 $        82,620.49
   8.650
 $   726.00
   71.336
161021
0.5000

0000021533393
PALMER
336 SW 3RD AVE
HOMESTEAD
FL
331410000
 $  32,000.00
 $        31,844.93
 10.000
 $   343.88
   66.666
111003
0.5000

0000021533419
WILLIAMS
6407 N. 34TH STREET
TAMPA
FL
336100000
 $  33,000.00
 $        32,921.10
 10.100
 $   356.65
   67.692
111007
0.5000

0000021533435
MYERS
2301 CURTIS STREET
DURHAM
NC
277070000
 $  50,000.00
 $        49,873.71
   9.500
 $   522.12
   76.923
111018
0.5000

0000021533492
GRENIER
90 GOODWATER WAY
BRIDGEWATER
MA
023240000
 $132,000.00
 $      131,798.57
   8.850
 $1,174.94
   80.000
161022
0.5000

0000021533500
GASAWAY
29 WILLIAMS ROAD
FLECTHER
NC
287320000
 $  10,000.00
 $        10,000.00
 10.350
 $   134.10
   76.871
61106
0.5000

0000021533534
SWINGLE
708 CHESTNUT STREET
DELAVAN
IL
617340000
 $  33,750.00
 $        33,663.59
   9.350
 $   349.38
   73.369
111018
0.5000

0000021533559
SCULLY
0111 JUNE CREEK ROAD
EDWARDS
CO
816320000
 $  92,000.00
 $        92,000.00
 10.200
 $   999.93
   71.255
111030
0.5000

0000021533625
HAMMERLY
7691 OSAGE STREET
DENVER
CO
802210000
 $  60,000.00
 $        59,912.97
   9.250
 $   549.53
   63.157
160930
0.5000

0000021533641
WASHINGTON
1163 S SILAS STREET
DECATUR
IL
625210000
 $  20,000.00
 $        19,898.67
   9.350
 $   257.16
   80.000
61007
0.5000

0000021533674
LANCASTER
1825 CHOPSEY HILL ROAD
BRIDGEPORT
CT
066050000
 $  23,000.00
 $        22,945.01
 10.100
 $   248.57
   66.751
111004
0.5000

0000021533708
MICKELBURY
1700 MLK JR DRIVE
ATLANTA
GA
303140000
 $  13,200.00
 $        13,170.83
 10.950
 $   149.62
   79.200
110927
0.5000

0000021533740
QUEENAN
350 BLUE HILLS PARKWAY
MILTON
MA
021860000
 $  85,000.00
 $        84,932.14
 10.500
 $   777.53
   53.125
110930
0.5000

0000021533849
JACOBS
226 LEVERETT ROAD
SHUTESBURY
MA
010720000
 $  60,500.00
 $        59,239.69
   8.850
 $   761.49
   66.483
61007
0.5000

0000021533856
WALTON
440 WEST PRINCESS
YORK
PA
174040000
 $  50,800.00
 $        50,775.01
   9.500
 $   427.16
   80.000
261016
0.5000

0000021533922
LAMSON
18 SOKOL ROAD
SOMERS
CT
060710000
 $113,800.00
 $      113,512.59
   9.500
 $1,188.33
   79.580
111007
0.5000

0000021533963
JENKINS
1709 DR. ML KING,JR WAY
SARASOTA
FL
342360000
 $  53,000.00
 $        52,865.53
   9.450
 $   551.85
   70.666
111015
0.5000

0000021533971
FUNK
13 FAIRVIEW AVENUE
MONTAUK
NY
119540000
 $  85,000.00
 $        84,969.02
 10.900
 $   803.06
   51.204
111003
0.5000

0000021534029
ROGERS
5200 TINSLEY ROAD
MILTON
FL
325830000
 $  49,000.00
 $        48,884.46
 10.250
 $   534.08
   79.964
111007
0.5000

0000021534052
ROBERSON
6228 N. SUMMERS CIRCLE
DOUGLASVILL
GA
301350000
 $    5,000.00
 $          4,975.86
 10.200
 $     66.64
   69.565
61011
0.5000

0000021534110
WILLIAMS
1309 ALGOOD STREET
SPRING HILL
FL
346070000
 $  28,000.00
 $        27,926.33
   9.700
 $   295.78
   77.777
111016
0.5000

0000021534128
HERBERT
469 SOUTH 1350 EAST
PROVO
UT
846060000
 $  39,000.00
 $        38,897.13
   9.050
 $   396.73
   35.944
111022
0.5000

0000021534136
WRIGHT
3303 WOODSVIEW DR
ST. CHARLES
MO
633030000
 $  20,000.00
 $        19,743.08
 10.200
 $   426.92
   59.027
11016
0.5000

0000021534193
LEWIS
116 N LARAMIE AVENUE
CHICAGO
IL
606440000
 $  40,400.00
 $        40,296.56
   9.350
 $   418.22
   65.161
111008
0.5000

0000021534235
FEATHER
50 CHERRY CREEK LANE
OAKLAND
MD
215500000
 $  10,350.00
 $        10,350.00
   9.850
 $   135.92
   48.730
61108
0.5000

0000021534268
MARLEY
1353 JORDAN DRIVE SOUTH
SALEM
OR
973020000
 $  50,000.00
 $        49,880.46
 10.100
 $   540.37
   79.019
111021
0.5000

0000021534276
BURGESS
5061 BOXWOOD COURT
TALLAHASSEE
FL
323030000
 $  47,200.00
 $        47,129.78
   9.050
 $   426.19
   73.750
160930
0.5000

0000021534284
BORK
87 UNION AVENUE
MIDDLETOWN
NJ
077180000
 $  73,000.00
 $        73,000.00
   8.950
 $   584.76
   69.523
260930
0.5000

0000021534334
MEISENHEIMER
607 BROAD STREET
MILLIKEN
CO
805430000
 $  38,206.00
 $        38,107.28
   9.250
 $   393.22
   40.216
111021
0.5000

0000021534359
CRUM
10044 S PRINCETON AVENUE
CHICAGO
IL
606280000
 $  55,000.00
 $        54,802.06
   9.350
 $   569.36
   63.953
111004
0.5000

0000021534367
GATTEN
3813 GARFIELD AVENUE SOUT
MINNEAPOLIS
MN
554090000
 $  78,000.00
 $        77,816.08
 10.250
 $   850.17
   77.183
111023
0.5000

0000021534482
MANZO
69 NEW YORK AVENUE
ROCKVILLE C
NY
115700000
 $  20,000.00
 $        20,000.00
 10.400
 $   268.76
   78.420
61118
0.5000

0000021534490
HARRIS
3911 25TH AVENUE
PHENIX CITY
AL
368670000
 $  89,600.00
 $        89,469.21
   9.200
 $   817.72
   80.000
161016
0.5000

0000021534516
DAVIS
7201 BATTENWOOD COURT
TAMPA
FL
336150000
 $  66,000.00
 $        65,968.54
   9.650
 $   562.21
   75.000
111008
0.5000

0000021534524
GUENTHER
9563 E HEANEY CIRCLE
SANTEE
CA
920710000
 $  20,000.00
 $        19,903.47
 10.200
 $   266.53
   75.806
61015
0.5000

0000021534557
SHOSHOO
6734 N WHIPPLE
CHICAGO
IL
606450000
 $120,900.00
 $      120,900.00
   9.000
 $   972.79
   76.037
111114
0.5000

0000021534573
SWAIN
1422 GILMORE ROAD
CHAPEL HILL
NC
275160000
 $  81,600.00
 $        81,559.86
   9.500
 $   686.14
   80.000
111004
0.5000

0000021534599
SCHMITT
847 N BALDWIN STREET
PORTLAND
OR
972170000
 $  79,600.00
 $        79,558.73
   9.250
 $   654.85
   80.000
110927
0.5000

0000021534615
GUALDONI
800 OSAGE DRIVE
MOUNT VERNO
IL
628640000
 $  76,000.00
 $        76,000.00
   9.150
 $   691.15
   80.000
161104
0.5000

0000021534631
RUBLEY
#1 13TH AVENUE WEST
POLSON
MT
598600000
 $  58,500.00
 $        58,396.41
 10.500
 $   535.13
   75.000
110901
0.5000

0000021534672
FALCI
11 BELAIR DRIVE
DANBURY
CT
068100000
 $116,000.00
 $      115,932.56
   8.700
 $   908.44
   68.235
111021
0.5000

0000021534722
SANTURRI
41 MAPLEWOOD AVENUE
CRANSTON
RI
029200000
 $  67,000.00
 $        66,968.74
   9.750
 $   575.64
   78.823
111023
0.5000

0000021534763
HUAL
221 OVELDO STREET
GULF BREEZE
FL
325610000
 $  24,408.00
 $        24,408.00
 10.200
 $   521.01
   79.999
11105
0.5000

0000021534797
LITTLE
603 RED MAPLE DRIVE
MANAKIN SAB
VA
231030000
 $  21,000.00
 $        20,900.25
 10.200
 $   228.25
   48.757
111018
0.5000

0000021534896
KURZBAN
12845 SW 107TH COURT
MIAMI
FL
331760000
 $  35,000.00
 $        35,000.00
 10.200
 $   466.42
   71.458
61022
0.5000

0000021534912
NORRIS
4422 NORTHCOTE AVENUE
EAST CHICAG
IN
463120000
 $  48,000.00
 $        48,000.00
   9.250
 $   494.02
   75.000
111028
0.5000

0000021535018
DUMAS
621 NORTH THIRD AVENUE
LARGO
FL
339060000
 $  56,000.00
 $        55,975.48
 10.050
 $   493.52
   80.000
261002
0.5000

0000021535042
HELLER
18 GLENWOOD ROAD
MILLWOOD
NY
105460000
 $260,000.00
 $      260,000.00
   8.600
 $2,272.83
   77.611
161101
0.5000

0000021535083
ESPINOZA
5938 S WASHTENAW AVENUE
CHICAGO
IL
606290000
 $  69,700.00
 $        69,606.41
   9.850
 $   665.71
   85.000
161011
0.5000

0000021535091
ALCORN
1851 NE 5TH AVENUE
OAK HARBOR
WA
982770000
 $  22,000.00
 $        21,972.13
 10.300
 $   216.70
   76.772
161030
0.5000

0000021535182
VAVREK
23105 SE BORGES ROAD
GRESHAM
OR
970800000
 $  65,000.00
 $        64,552.50
 10.200
 $   635.91
   52.298
161016
0.5000

0000021535265
ROBINSON
1303 FOREST HILL ROAD
MACON
GA
312100000
 $  78,400.00
 $        78,196.53
   9.200
 $   804.54
   80.000
111009
0.5000

0000021535315
SHORT
 BOX 333
GEORGETOWN
DE
199470000
 $  56,000.00
 $        56,000.00
   9.000
 $   503.85
   80.000
161115
0.5000

0000021535323
KINSLAND
15 BLACKBERRY LANE
FLETCHER
NC
287320000
 $  20,500.00
 $        20,236.66
 10.200
 $   437.59
   51.288
11009
0.5000

0000021535331
JONES
409 W 1ST STREET
COFFEEN
IL
620170000
 $  34,400.00
 $        34,400.00
   9.150
 $   351.99
   80.000
111127
0.5000

0000021535364
BANKS
14711 SW 106TH AVENUE
MIAMI
FL
331760000
 $  20,000.00
 $        19,949.48
   9.500
 $   208.85
   30.769
111016
0.5000

0000021535448
CLEMENT
60 PARK MANOR ROAD
DONORA
PA
150330000
 $  98,400.00
 $        98,347.90
   9.150
 $   802.40
   80.000
111024
0.5000

0000021535463
SLOT
10 BRAINTREE AVENUE
KINGSTON
MA
023640000
 $178,200.00
 $      178,113.26
   9.550
 $1,504.91
   75.189
261004
0.5000

0000021535521
FULTON, III
1221 GIBBSBORO ROAD
VOORHEES
NJ
080430000
 $  80,755.00
 $        80,678.13
 10.500
 $   738.70
   52.100
110911
0.5000

0000021535596
TESTOLIN
4TH STREET MARSHAL AVE
ELKO
NV
898010000
 $  30,000.00
 $        29,855.00
 10.200
 $   399.79
   55.721
61016
0.5000

0000021535604
SMITH, III
3063 CENTRE ROAD
RIVA
MD
211400000
 $  36,200.00
 $        36,200.00
 10.050
 $   390.12
   61.218
111112
0.5000

0000021535638
MILLER
923 WEST AVENUE
BUFFALO
NY
142130000
 $  36,000.00
 $        36,000.00
   9.650
 $   379.19
   80.000
111101
0.5000

0000021535729
MYRICK
6580 S DOLPHIN DRIVE
FLORAL CITY
FL
344360000
 $  23,800.00
 $        23,680.45
   9.500
 $   307.97
   68.000
61002
0.5000

0000021535745
WATKINS
7106 FOX'S LAIR COURT
NORFOLK
VA
235180000
 $174,250.00
 $      174,250.00
   9.600
 $1,477.92
   85.000
111030
0.5000

0000021535794
WATSON
4078 BEACH ROAD
HUDSON
NC
286380000
 $  58,800.00
 $        58,650.50
   9.500
 $   614.01
   80.000
111009
0.5000

0000021535802
RAY
714 W 67TH LANE
MERRIVILLE
IN
464100000
 $  45,000.00
 $        44,792.02
 10.950
 $   618.61
   47.368
60930
0.5000

0000021535950
WHITE
7306 FAYETTEVILLE ROAD
DURHAM
NC
277130000
 $  22,000.00
 $        21,947.88
 10.200
 $   239.12
   66.877
111029
0.5000

0000021535984
FISHER
3718 LOOP ROAD
NASHVILLE
NC
278560000
 $  40,400.00
 $        40,344.33
   9.650
 $   380.55
   80.000
161023
0.5000

0000021535992
DACUS
13824 VASHON HIGHWAY S.W.
VASHON ISLA
WA
980700000
 $  57,500.00
 $        57,074.67
   8.650
 $   571.30
   71.875
111007
0.5000

0000021536008
COGILL
135 STEPHAN ROAD
BRICK
NJ
087230000
 $  70,000.00
 $        69,907.81
 10.000
 $   675.52
   82.352
160911
0.5000

0000021536016
BARTON
1 DWYATT STREET
ROME
GA
301650000
 $  18,000.00
 $        18,000.00
 11.400
 $   209.14
   53.412
111029
0.5000

0000021536107
WHITE
348 PEEBLES ROAD
GRANITE FAL
NC
286320000
 $  68,300.00
 $        68,216.28
 10.550
 $   684.19
   77.790
161004
0.5000

0000021536123
BLASINGAME
1309 FORDSWAY
MUSCLE SHOA
AL
356610000
 $  50,400.00
 $        50,252.79
   9.200
 $   517.21
   80.000
111011
0.5000

0000021536131
SCOTT
2002 RUFFIN ST
DURHAM
NC
277040000
 $  25,000.00
 $        24,879.34
 10.200
 $   333.16
   48.990
61029
0.5000

0000021536149
VINCENT
4 MAHALA RD LONG ISLAND
MOULTONBORO
NH
032540000
 $130,000.00
 $      129,833.19
 10.200
 $1,271.81
   63.758
161022
0.5000

0000021536164
MATTHEWS
340 FARMDALE ROAD
MOORESTOWN
NJ
080570000
 $136,000.00
 $      135,868.05
   9.600
 $1,312.43
   80.000
161001
0.5000

0000021536172
RASPOLICH
23324 W GRINTON DRIVE
PLAINFIELD
IL
605440000
 $  23,750.00
 $        23,750.00
   9.450
 $   247.29
   79.921
111115
0.5000

0000021536230
BROWN
1685 SYCAMORE DRIVE
CHULA VISTA
CA
919110000
 $  30,350.00
 $        30,350.00
 10.050
 $   327.08
   59.331
111030
0.5000

0000021536289
JONES
13155 HUNZA HILL COURT
VALLEY CENT
CA
920820000
 $  40,000.00
 $        39,901.70
   9.800
 $   424.97
   78.005
111018
0.5000

0000021536412
JONES
1132 VINE
PARIS
KY
403610000
 $  43,200.00
 $        43,168.36
 10.900
 $   408.15
   80.000
110911
0.5000

0000021536479
WONG
1699 JUPITER DRIVE
MILPITAS
CA
950350000
 $135,000.00
 $      135,000.00
   9.125
 $1,098.41
   75.000
111101
0.5000

0000021536495
MCVEIGH
2970 DOWRY DRIVE
LAWRENCEVIL
GA
302440000
 $  16,670.00
 $        16,649.96
 10.700
 $   168.68
   69.995
161018
0.5000

0000021536503
PRIETO
130 NW 218TH WAY
PEMBROKE PI
FL
330290000
 $  45,600.00
 $        45,481.65
   9.200
 $   467.95
   80.000
111004
0.5000

0000021536511
RHODES
26 S BLANDING STREET
SUMTER
SC
291500000
 $  20,000.00
 $        19,948.79
   9.350
 $   207.04
   46.511
111025
0.5000

0000021536529
CORBETT
4107 FALCON RIDGE ROAD
GREENSBORO
NC
274050000
 $  65,000.00
 $        64,850.29
   9.650
 $   553.69
   65.000
111016
0.5000

0000021536537
STEPHENSON
339 60TH STREET
NEWPORT NEW
VA
236070000
 $  42,600.00
 $        42,425.33
 11.800
 $   505.81
   80.000
110916
0.5000

0000021536628
HINES
181 CLIFFORD ROAD
INMAN
SC
293490000
 $  23,661.00
 $        23,552.90
 11.150
 $   327.95
   71.260
61007
0.5000

0000021536651
CRAIG
113 CLOVERDALE COURT
MOUNT AIRY
MD
217710000
 $  53,500.00
 $        53,279.59
 11.750
 $   633.52
   79.776
110916
0.5000

0000021536719
HEISER
S1351A BUNKER DRIVE
LAKE DELTON
WI
539400000
 $150,000.00
 $      149,598.27
 10.400
 $1,360.91
   75.490
110916
0.5000

0000021536727
PONTIKOS
10030 THOMPSON AVENUE
OKLAHOMA CI
OK
730990000
 $134,000.00
 $      133,952.74
 11.050
 $1,281.18
   80.000
261001
0.5000

0000021536735
RUNEY
1533 WALTON BOULEVARD
ROCHESTER H
MI
483090000
 $  43,400.00
 $        43,297.19
 10.200
 $   471.71
   66.481
111029
0.5000

0000021536776
ESLINGER
2 HOMESTEAD LANE
DOVER
NH
038200000
 $  25,500.00
 $        25,416.75
 10.200
 $   277.16
   68.490
111021
0.5000

0000021536800
THOMPSON
4233 E MAYNOR STREET
DECATUR
IL
625210000
 $  28,000.00
 $        27,858.15
   9.350
 $   360.02
   43.076
61022
0.5000

0000021536818
ZIMMERMANN
43 GLENBROOK ROAD
ROCHESTER
NY
146160000
 $    6,137.00
 $          6,131.08
 12.350
 $     69.08
   75.000
161023
0.5000

0000021536909
JOHNSON
5047 WEST MILSTEAD LANE
SALT LAKE C
UT
841180000
 $  19,000.00
 $        18,953.31
   9.800
 $   201.86
   72.755
111001
0.5000

0000021536917
MAY
703 LOST LANE
GYPSUM
CO
816370000
 $  92,000.00
 $        91,956.62
   9.700
 $   787.05
   80.000
111001
0.5000

0000021536925
SHELTON
1565 ASHWOOD TERRACE
UNION
NJ
070830000
 $102,000.00
 $      101,893.83
   9.250
 $   839.13
 100.000
110828
0.5000

0000021536933
YOUNG
404 ONTARIO STREET
JOLIET
IL
604360000
 $  58,400.00
 $        58,344.24
 11.300
 $   569.44
   80.000
110903
0.5000

0000021536941
DUTTON
910 MARKSWORTH ROAD
BALTIMORE
MD
212280000
 $  36,500.00
 $        36,207.13
   8.950
 $   369.13
   35.784
110817
0.5000

0000021536990
HISAW
17 DURANGO ROAD
MONTGOMERY
IL
605380000
 $  75,000.00
 $        74,942.23
 11.300
 $   731.30
   75.000
110904
0.5000

0000021537022
TONG
7655 ALDERSYDE DRIVE
MIDDLEBURG
OH
441300000
 $146,400.00
 $      146,189.02
   9.300
 $1,345.58
   80.000
161030
0.5000

0000021537030
WEGER
4919 S BERMUDA DRIVE
SAND SPRING
OK
740630000
 $  57,900.00
 $        57,875.72
 10.250
 $   518.85
   69.843
111001
0.5000

0000021537055
ANDREWS
1346 W 98TH PLACE
CHICAGO
IL
606430000
 $  50,000.00
 $        49,762.83
 10.500
 $   457.37
   59.523
110916
0.5000

0000021537063
MOORE
200 E 89TH PLACE
CHICAGO
IL
606190000
 $100,000.00
 $        99,926.77
 10.900
 $   944.78
   80.000
110913
0.5000

0000021537105
HANSEN
11891 S NICKLAUS RD
SANDY
UT
840920000
 $  49,000.00
 $        48,886.05
 10.400
 $   538.62
   74.757
111028
0.5000

0000021537121
LANE
5 ROBERTS ROAD
CANTON
MA
020210000
 $  27,000.00
 $        26,933.65
   9.800
 $   286.85
   46.237
111021
0.5000

0000021537139
FOLKS
134 EAST 25TH STREET
ERIE
PA
165030000
 $  24,700.00
 $        24,574.51
   9.300
 $   316.92
   79.677
61011
0.5000

0000021537147
RENBERG
10830 ALBION DRIVE
THORNTON
CO
802330000
 $  27,625.00
 $        27,559.56
 10.200
 $   300.25
   79.999
111029
0.5000

0000021537162
MCGUIRE
110 MARY STREET
OSWEGO
IL
605430000
 $  88,000.00
 $        87,935.55
 10.900
 $   831.41
   80.000
110913
0.5000

0000021537170
STEWART
1206 CLEVELAND AVENUE
BURLINGTON
NJ
080160000
 $  11,250.00
 $        11,157.25
 13.000
 $   167.98
   62.595
60913
0.5000

0000021537246
WILEY
5220 BRADFORD COURT
ORANGE PARK
FL
320650000
 $  44,000.00
 $        43,941.67
   9.950
 $   423.16
   79.169
161023
0.5000

0000021537295
VARGAS
52 COOLIDGE STREET
LAWRENCE
MA
018430000
 $  64,000.00
 $        64,000.00
   9.600
 $   542.83
   71.111
111115
0.5000

0000021537311
MARLING
993 KALE ADAMS ROAD
LEAVITTSBUR
OH
444300000
 $  61,000.00
 $        60,853.69
 10.750
 $   619.29
   71.764
160910
0.5000

0000021537329
TUCKER
8512 S ADA
CHICAGO
IL
606200000
 $  64,400.00
 $        64,364.16
 12.150
 $   669.88
   70.000
110905
0.5000

0000021537352
SINCLAIR
33 RANDI DRIVE
MADISON
CT
064430000
 $100,000.00
 $        99,545.66
 10.700
 $1,117.84
   76.411
110903
0.5000

0000021537394
POOLE
2536 E 81ST STREET
CLEVELAND
OH
441040000
 $  26,600.00
 $        26,555.99
   8.990
 $   213.84
   70.000
110911
0.5000

0000021537444
SYREK
77 JANET COURT
MANCHESTER
NH
031030000
 $  33,000.00
 $        32,915.89
   9.400
 $   342.61
   30.555
111022
0.5000

0000021537477
CALDERON
504 S. 6TH STREET
LOVING
NM
882560000
 $  10,476.00
 $        10,455.72
 12.350
 $   128.10
   74.998
111017
0.5000

0000021537485
JIMENEZ
90 17TH AVENUE
PATERSON
NJ
075130000
 $110,000.00
 $      102,789.96
   9.000
 $   885.09
   78.571
110829
0.5000

0000021537501
METHENY
24748 PINETOWN ROAD
PRESTON
MD
216550000
 $  74,000.00
 $        73,817.79
 10.550
 $   741.29
   74.000
160913
0.5000

0000021537527
KNOPP
625 ELIZABETH STREET
EASTON
MD
216010000
 $104,000.00
 $      103,842.73
   9.550
 $   878.29
   67.532
110914
0.5000

0000021537543
MIDDLETON
1840 DENNISON DRIVE
WARREN
OH
444850000
 $  49,600.00
 $        49,527.00
   9.550
 $   418.88
   79.550
110801
0.5000

0000021537568
ALLRED
9523 S LADY DOVE LANE
SOUTH JORDA
UT
840950000
 $151,000.00
 $      150,912.18
 11.950
 $1,547.40
   54.909
110913
0.5000

0000021537576
WILSON
88-35 WEST THAMES ROAD
TUCKERTON
NJ
080370000
 $  56,000.00
 $        55,865.68
 10.750
 $   568.53
   80.000
160912
0.5000

0000021537584
ADOLPHE
9 SHEPARD STREET
LYNN
MA
019020000
 $  20,000.00
 $        19,950.00
 10.200
 $   217.38
   66.586
111028
0.5000

0000021537592
DUBOIS
80 PRUETT PLACE
MONTVILLE
CT
063700000
 $  28,480.00
 $        28,412.22
 10.150
 $   308.67
   79.996
110930
0.5000

0000021537618
BOSTWICK
14414 GLENROCK ROAD
SPRINGHILL
FL
346100000
 $  31,700.00
 $        31,654.90
   9.400
 $   293.42
   70.444
161028
0.5000

0000021537634
MESSER
RR 4 BOX 208
CONOVER
NC
286130000
 $  73,000.00
 $        72,901.98
   9.850
 $   697.23
   84.982
161023
0.5000

0000021537667
KESNER
5204 ROSEWOOD
FORT SMITH
AR
729030000
 $  90,000.00
 $        89,868.63
   9.200
 $   821.37
   80.000
161016
0.5000

0000021537717
TYRELLE
1245 HERKIMER STREET
BROOKLYN
NY
112330000
 $  78,000.00
 $        77,687.34
   9.990
 $   683.93
   66.666
110918
0.5000

0000021537733
NOONAN
9 BROOKLETS AVENUE
EASTON
MD
216010000
 $  60,000.00
 $        59,552.02
   9.750
 $   635.62
   78.989
110814
0.5000

0000021537881
HARDING
7431 S CLYDE AVENUE
CHICAGO
IL
606490000
 $  27,775.00
 $        27,673.88
   9.350
 $   287.53
   30.861
111022
0.5000

0000021537907
JOHNSON
1645 14TH AVE SW
ALBANY
OR
973210000
 $  61,000.00
 $        60,896.15
   9.250
 $   558.68
   73.493
161021
0.5000

0000021537931
RODRIGUEZ
12001 SW 37 TERRACE
MIAMI
FL
331750000
 $102,000.00
 $      101,965.18
 11.200
 $   986.82
   80.000
111001
0.5000

0000021537964
MCCOY
459 ARNOLD AVENUE
ROMEOVILLE
IL
604460000
 $102,000.00
 $      102,000.00
   9.550
 $1,068.19
   85.000
111121
0.5000

0000021538004
CAMPBELL
1331 E BOURBONNAIS
KANKAKEE
IL
609010000
 $  52,000.00
 $        51,980.63
 10.800
 $   487.37
   80.000
261008
0.5000

0000021538020
OUELLETTE
68 STRATTON ROAD
JAFFREY
NH
034520000
 $  45,000.00
 $        44,889.41
   9.800
 $   478.09
   56.250
111004
0.5000

0000021538038
PERRIN
2215 CHICAGO BLVD
DETROIT
MI
482060000
 $108,700.00
 $      108,700.00
 10.200
 $   970.03
   79.343
111112
0.5000

0000021538046
ZIMMERMAN
15023 WOODLAND LOOP
PENN VALLEY
CA
959460000
 $  16,000.00
 $        16,000.00
   9.850
 $   210.12
   69.341
61113
0.5000

0000021538053
BARGERSTOCK
170 N DIAMOND STREET
RAVENNA
OH
442660000
 $  37,350.00
 $        35,528.06
   9.550
 $   349.38
   67.909
160820
0.5000

0000021538079
ELLIOTT
10275 E. COTTONWOOD COURT
CORNVILLE
AZ
863250000
 $  21,900.00
 $        21,900.00
 10.050
 $   212.07
   42.614
161105
0.5000

0000021538095
GREGG
5837 S STATE ROAD 9
FOUNTAINTOW
IN
461300000
 $  45,000.00
 $        44,914.14
   8.990
 $   361.76
   50.000
260815
0.5000

0000021538111
BOOKER
300 E 214TH STREET
EUCLID
OH
441230000
 $128,000.00
 $      127,946.67
 10.750
 $1,194.86
   80.000
110910
0.5000

0000021538160
GREENE
221 FAIRWAY DRIVE
NORTH KINGS
RI
028520000
 $  30,000.00
 $        29,921.78
   9.150
 $   306.97
   35.294
111101
0.5000

0000021538194
VILLARS
50 NE 366TH TRAIL
OKEECHOBEE
FL
349720000
 $  44,000.00
 $        43,938.19
   9.500
 $   410.14
   75.862
161017
0.5000

0000021538202
LEVIN
133 VALLEY RUN DRIVE
CHERRY HILL
NJ
080020000
 $  94,000.00
 $        93,523.32
   9.500
 $   981.58
   78.333
110905
0.5000

0000021538228
BANKS
277 WOODBINE AVENUE
ROCHESTER
NY
146190000
 $  56,000.00
 $        56,000.00
 10.550
 $   560.98
   80.000
161120
0.5000

0000021538269
BAGOT,III
24 KELLY DRIVE
EVESHAM TOW
NJ
080530000
 $392,000.00
 $      391,588.17
   9.990
 $3,437.19
   80.000
110913
0.5000

0000021538277
GROTEWOLD
4445 PARKHILL ROAD
SANTA MARGA
CA
934530000
 $112,000.00
 $      112,000.00
   9.950
 $   978.75
   80.000
111101
0.5000

0000021538376
SKEETER
1103 BLYTHEWOOD LANE
SUFFOLK
VA
234340000
 $  30,000.00
 $        30,000.00
   9.900
 $   287.53
   57.692
161025
0.5000

0000021538384
NELSON
7880 FORESTWOOD CIRCLE
DORA
AL
350620000
 $  45,000.00
 $        45,000.00
 11.200
 $   517.14
   73.770
111118
0.5000

0000021538442
LYON
90 GWETHALYN LANE
DAWSONVILLE
GA
305340000
 $  25,000.00
 $        24,874.42
   9.500
 $   323.50
   35.714
60927
0.5000

0000021538517
LONG
2504 CANTERBURY ROAD
COLUMBIA
SC
292040000
 $  30,000.00
 $        29,928.28
 10.100
 $   324.22
   67.117
111008
0.5000

0000021538525
O'DELL
439 PATRICIA DRIVE
NEW SMYRNA
FL
321680000
 $  64,800.00
 $        64,800.00
   9.300
 $   535.45
   80.000
261101
0.5000

0000021538533
SEAY
2951 KINVAN ROAD
RICHMOND
VA
232310000
 $  35,000.00
 $        34,917.09
 10.200
 $   380.41
   76.405
111028
0.5000

0000021538558
TADLOCK
399 W BARK DR
TALLAHASSEE
FL
323100000
 $  44,000.00
 $        43,896.25
 10.250
 $   479.58
   80.000
111011
0.5000

0000021538574
EDER
 ROUTE 1 BOX 1152
SCOTTSVILLE
VA
245900000
 $  16,890.00
 $        16,890.00
 10.050
 $   163.56
   79.149
161119
0.5000

0000021538608
LYONS
10841 PERRIN ROAD
PHILADELPHI
PA
191540000
 $  64,000.00
 $        63,807.38
   8.990
 $   575.42
   80.000
160830
0.5000

0000021538640
VELASCO
750 MILWOOD AVENUE
VENICE
CA
902910000
 $  20,000.00
 $        20,000.00
 10.050
 $   215.54
   76.246
111105
0.5000

0000021538681
CLARKE
918 IRVING AVENUE
WESTFIELD
NJ
070900000
 $  30,000.00
 $        29,856.87
 10.400
 $   403.13
   62.391
61029
0.5000

0000021538699
BROWN
8030 DETOUR ROAD
DENTON
MD
216290000
 $  31,439.00
 $        31,439.00
 10.200
 $   341.71
   79.999
111119
0.5000

0000021538749
TOMLINSON
308 E. RIVERVIEW DRIVE
BYRON
IL
610100000
 $  13,000.00
 $        13,000.00
 10.200
 $   277.50
   74.858
11104
0.5000

0000021538798
LITTLES
24 DUTCH VALLEY RD
HOWELL
NJ
077310000
 $  10,987.00
 $        10,987.00
 10.400
 $   120.78
   80.000
111028
0.5000

0000021538814
MATTHEWS
1265 WAYCROSS ROAD
CINCINNATTI
OH
452400000
 $  67,200.00
 $        67,035.58
   9.850
 $   715.99
   61.090
111001
0.5000

0000021538848
LESHER
1780 BAGHURST ALLEY
SALFORD
PA
189570000
 $  72,000.00
 $        72,000.00
   9.250
 $   592.33
   75.000
261114
0.5000

0000021538863
CARPENTER
2020 HIGHWAY 275
STANLEY
NC
281640000
 $  48,000.00
 $        47,878.77
   9.500
 $   501.23
   65.753
111015
0.5000

0000021538871
TAYLOR
22918 49TH AVENUE SE
BOTHELL
WA
980210000
 $185,500.00
 $      185,500.00
   9.600
 $1,573.34
   65.087
261029
0.5000

0000021538905
WYCKOFF
25309 120TH STREET SE
MONROE
WA
982720000
 $101,000.00
 $      100,947.63
   9.250
 $   830.91
   76.515
111011
0.5000

0000021538913
MIRABELLA
5 DUVAL ROAD
DUDLEY
MA
015710000
 $  85,000.00
 $        84,729.62
   8.550
 $   740.35
   59.440
160918
0.5000

0000021538939
ROBINSON
34 ORCHARD AVENUE
JOHNSTON
RI
029190000
 $  30,000.00
 $        29,780.18
 10.100
 $   324.22
   75.572
110930
0.5000

0000021538947
RECTOR
6770 FAIRWAY RIDGE DR
DOUGLASVILL
GA
301340000
 $  16,600.00
 $        16,600.00
 10.150
 $   179.92
   79.200
111101
0.5000

0000021538954
REED
 RR2, BOX 213-A
CANTON
PA
177240000
 $  56,000.00
 $        55,862.38
   9.800
 $   594.95
   80.000
111018
0.5000

0000021538962
FISHER
3202 HIGHVIEW ROAD
CHESAPEAKE
MD
207320000
 $  82,500.00
 $        82,309.93
 10.500
 $   911.96
   55.369
111015
0.5000

0000021538970
MANNESS
32 CEDAR ROCK ROAD
WOODBRIDGE
CT
065250000
 $164,500.00
 $      163,970.04
   8.900
 $1,658.70
   70.000
110930
0.5000

0000021539010
FINAZZO
122 COCHRAN PLACE
VALLEY STRE
NY
115810000
 $  40,000.00
 $        39,854.26
   9.150
 $   363.76
   33.333
160901
0.5000

0000021539028
BRUGGEMANN
14 FLOWER ROAD
MASTIC BEAC
NY
119510000
 $  16,000.00
 $        15,958.09
   9.100
 $   163.24
   23.703
111029
0.5000

0000021539143
BOTT
6014 DRY HOLLOW ROAD
SALEM
VA
241530000
 $  28,900.00
 $        28,823.95
   9.050
 $   293.99
   85.000
111016
0.5000

0000021539150
SPANN
31945 COUNTY ROAD 437 N
SORRENTO
FL
327760000
 $  25,000.00
 $        25,000.00
 10.550
 $   338.04
   54.347
61029
0.5000

0000021539176
SEIGLER
 RT 1 BOX 927
ROUND O
SC
294740000
 $  56,500.00
 $        56,424.13
   9.850
 $   539.64
   84.328
161028
0.5000

0000021539184
GRUBBS
24340 TURKEY LAKE ROAD
HOWEY IN TH
FL
347370000
 $  68,000.00
 $        68,000.00
   9.350
 $   703.94
   80.000
111106
0.5000

0000021539192
JABAR
102-21 62ND AVENUE
FOREST HILL
NY
113750000
 $157,500.00
 $      157,423.34
   9.550
 $1,330.10
   55.263
261001
0.5000

0000021539259
LITTLE
5527 KENDRICK LANE
BURKE
VA
220150000
 $  10,000.00
 $        10,000.00
 10.050
 $   107.77
   73.346
111112
0.5000

0000021539267
BOGGS
1095 EDINBORO DRIVE
BOULDER
CO
803060000
 $  29,400.00
 $        29,158.11
 10.200
 $   391.79
   79.960
61028
0.5000

0000021539325
FERGUSON
23 SCHULTZ ROAD
ORCHARD PAR
NY
141270000
 $  70,000.00
 $        69,829.55
   9.900
 $   747.95
   59.829
111030
0.5000

0000021539333
PATTI
552 W. BELDEN AVENUE
CHICAGO
IL
606140000
 $350,000.00
 $      349,808.26
   9.000
 $2,816.18
   60.869
111030
0.5000

0000021539390
GARDNER
5303 CHESAPEAKE ROAD
HYATTSVILLE
MD
207810000
 $  15,000.00
 $        14,961.25
 10.100
 $   162.11
   63.017
111009
0.5000

0000021539440
COWARD
10811 NEW SALEM AVENUE
UPPER MARLB
MD
207720000
 $  72,000.00
 $        71,960.59
   8.990
 $   578.82
   48.979
111017
0.5000

0000021539473
TORRES
 89-21 MOLINE STREET
QUEENS
NY
114280000
 $  25,000.00
 $        25,000.00
 10.400
 $   274.81
   49.527
111105
0.5000

0000021539481
HURSH
5600 FENWICK AVENUE
NORWOOD
OH
452120000
 $  58,600.00
 $        58,451.03
   9.450
 $   610.15
   67.356
111021
0.5000

0000021539507
LEWIS
27201A CALLE CABALLERO
SAN JUAN CA
CA
926750000
 $  43,000.00
 $        42,929.24
   8.250
 $   366.39
   27.284
161001
0.5000

0000021539549
MORALES
2131 RISING GLEN WAY
SAN DIEGO
CA
921390000
 $  22,400.00
 $        22,390.67
 10.750
 $   209.10
   69.959
111001
0.5000

0000021539556
HEIN
3053 ROHRER ROAD
WADSWORTH
OH
442810000
 $136,000.00
 $      135,299.72
   9.150
 $1,733.86
   80.000
61028
0.5000

0000021539572
GIBSON
108 GARRISON RAOD
CLEVELAND
GA
305280000
 $  14,300.00
 $        14,300.00
 10.200
 $   155.43
   79.962
111101
0.5000

0000021539580
CARTIER
2396 VALLEY DRIVE
LAS VEGAS
NV
891080000
 $  12,000.00
 $        11,971.18
 10.050
 $   129.32
   79.330
111104
0.5000

0000021539648
ALLEN
337 ROWLEE ROAD
FULTON
NY
130690000
 $  43,200.00
 $        43,200.00
   9.400
 $   360.11
   80.000
261120
0.5000

0000021539655
WHITFIELD
3105 W 6TH AV
PALMETTO
FL
342210000
 $  13,000.00
 $        13,000.00
 10.050
 $   125.89
   72.391
161104
0.5000

0000021539705
LEWIS
6530 OLD LAKE WILSON ROAD
DAVENPORT
FL
338370000
 $  26,000.00
 $        24,903.67
   9.400
 $   269.94
   61.904
111030
0.5000

0000021539721
TATUM
5205 FIRWOOD LANE
LOUISVILLE
KY
402910000
 $  44,800.00
 $        43,769.63
   9.800
 $   426.42
   79.894
161017
0.5000

0000021539788
PROCTOR
1838 OLIVE STREET
EUGENE
OR
974010000
 $  18,000.00
 $        18,000.00
 10.200
 $   195.64
   79.987
111105
0.5000

0000021539796
HUNTER
1361 ECKMAN AVENUE
CHULA VISTA
CA
919110000
 $  20,000.00
 $        19,992.13
 10.550
 $   183.70
   47.439
111028
0.5000

0000021539887
LADABAUCHE
3 GILMORE STREET
ATTLEBORO
MA
027030000
 $  20,000.00
 $        19,803.35
   9.950
 $   263.75
   62.834
60901
0.5000

0000021539903
CASTONGUAY
12 ALFRED TERRACE
RANDOLPH
MA
023680000
 $  41,000.00
 $        40,979.71
   9.650
 $   349.25
   37.272
111001
0.5000

0000021539929
HOCHULSKI
12 COPELAND
BUFFALO
NY
142070000
 $  33,500.00
 $        33,479.64
 11.750
 $   338.16
   74.444
110901
0.5000

0000021539952
ROUSE
24 ROSEBUSH COURT
WETUMPKA
AL
360920000
 $  10,000.00
 $        10,000.00
 10.050
 $   132.43
   77.084
61108
0.5000

0000021540042
COLEMAN
28 PARKER AVENUE
FAIR HAVEN
NJ
077040000
 $130,200.00
 $      129,864.23
   8.850
 $1,158.92
   77.964
161015
0.5000

0000021540075
CAGLE
1697 PITNER DRIVE
MARIETTA
GA
300600000
 $  28,300.00
 $        28,300.00
 10.200
 $   377.13
   76.034
61104
0.5000

0000021540133
BUKER
RR2 BOX 2450 RIDGE ROAD
PLYMOUTH
ME
049690000
 $  85,000.00
 $        84,949.59
 11.900
 $   867.79
   85.000
110901
0.5000

0000021540174
TAYLOR
4136 LAKE BUFFUM ROAD
LAKE WALES
FL
338530000
 $  45,000.00
 $        44,885.83
   9.450
 $   468.55
   79.646
111021
0.5000

0000021540182
THOMPSON
110 E. Y STREET
BELLE CHASS
LA
700370000
 $  22,100.00
 $        22,052.29
 11.200
 $   253.98
   69.784
111025
0.5000

0000021540208
PACK
2120 LARAE LANE
EAST BEND
NC
270180000
 $  59,200.00
 $        59,090.94
   9.990
 $   519.09
   80.000
260901
0.5000

0000021540273
NASCIMENTO
918 RIDGEWOOD ROAD
MILLBURN
NJ
070410000
 $  35,000.00
 $        35,000.00
 11.200
 $   402.22
   66.537
111125
0.5000

0000021540299
SPOTTISWOOD
415 8TH STREET
BOHEMIA
NY
117160000
 $118,000.00
 $      117,944.36
   9.700
 $1,009.48
   79.729
111001
0.5000

0000021540364
ERICSON
373 N 2420 WEST
PROVO
UT
846010000
 $  35,000.00
 $        34,916.70
 10.150
 $   379.34
   57.738
111025
0.5000

0000021540372
KALAL
301 10TH AVENUE SOUTH
SOUTH ST. P
MN
550750000
 $  44,500.00
 $        44,500.00
   9.050
 $   359.66
   64.492
111127
0.5000

0000021540380
WALKER
412 W 56TH STREET
CHICAGO
IL
606210000
 $  55,250.00
 $        55,250.00
   9.750
 $   474.69
   85.000
261106
0.5000

0000021540430
BANAS
5760 HAWKINS FUCHS RD
ST LOUIS
MO
631290000
 $  14,600.00
 $        14,412.45
 10.200
 $   311.65
   79.980
11021
0.5000

0000021540448
WILLIAMS
6187 NW 183 LANE
MIAMI
FL
330150000
 $  15,000.00
 $        15,000.00
 10.400
 $   164.89
   69.121
111101
0.5000

0000021540497
BATES
7041 HARBOR HEIGHTS DRIVE
ORLANDO
FL
328350000
 $  44,600.00
 $        44,473.53
 10.050
 $   480.64
   77.912
111018
0.5000

0000021540547
REID
942 PAINTER ROAD
BRANSON
MO
656160000
 $131,200.00
 $      131,055.25
 10.900
 $1,239.55
   80.000
110801
0.5000

0000021540620
PAGE
77 RADIO STREET
ROCHESTER
NY
146210000
 $  35,000.00
 $        34,988.19
 11.250
 $   339.95
   77.777
111001
0.5000

0000021540737
COLINA
509 UNION AVENUE
BELLEVILLE
NJ
071090000
 $  12,500.00
 $        12,473.02
 11.200
 $   143.65
   71.531
111025
0.5000

0000021540760
MINGOLA
10 RIDGEVIEW ROAD
LAGRANGE
NY
125400000
 $  25,000.00
 $        24,940.78
 10.200
 $   271.72
   52.943
111025
0.5000

0000021540778
LITTLE
1913 SW COLLEGE STREET
STUART
FL
349970000
 $  23,250.00
 $        23,188.83
   9.050
 $   236.51
   66.428
111017
0.5000

0000021540786
GILBERT
831 HARRIS AVENUE
MADISON
GA
306500000
 $  69,600.00
 $        69,600.00
   9.200
 $   714.24
   80.000
111009
0.5000

0000021540836
QUINN
14 PERRY STREET
NEWPORT
RI
028400000
 $  16,780.00
 $        16,759.83
 10.700
 $   169.79
   69.997
161028
0.5000

0000021540844
RHODES
168 L. RHODES ROAD
MADISON
NC
270250000
 $  38,400.00
 $        38,178.98
 12.700
 $   415.80
   80.000
111001
0.5000

0000021540877
JOINER
12006 BLACK WALNUT CIRCLE
LITTLE ROCK
AR
722090000
 $  20,000.00
 $        19,903.47
 10.200
 $   266.53
   76.394
61025
0.5000

0000021540901
SMITH
165 SWANSON CIRCLE
ATHENS
GA
306060000
 $  83,300.00
 $        83,093.42
   9.700
 $   712.62
   85.000
111022
0.5000

0000021540919
TURNER
32 ORCHARD STREET
FORT PLAIN
NY
133390000
 $  22,000.00
 $        21,950.94
 10.850
 $   247.99
   51.162
111009
0.5000

0000021540935
NIHART
25799 LAKE DRIVE
ELKHART
IN
465140000
 $  20,450.00
 $        20,450.00
 10.200
 $   222.27
   77.268
111030
0.5000

0000021540976
FUENTES
8889 FONTAINEBLEAU BLVD 5
MIAMI
FL
331720000
 $  45,000.00
 $        45,000.00
   9.600
 $   422.41
   75.000
161028
0.5000

0000021540992
HARRIS
385 DOLLAR MILL ROAD
ATLANTA
GA
303310000
 $  60,000.00
 $        59,979.52
 11.200
 $   580.48
   80.000
111101
0.5000

0000021541024
JONES
520 EDISON STREET
DAYTON
OH
454070000
 $  23,000.00
 $        22,981.97
   9.150
 $   187.56
   76.666
111007
0.5000

0000021541073
WHITEHURST
32363 HIGHWAY 98
LILLIAN
AL
365490000
 $  54,400.00
 $        54,400.00
 10.300
 $   489.51
   85.000
261104
0.5000

0000021541115
MCDONOUGH
376 ARLENE ROAD
TENMILE
OR
974810000
 $  25,400.00
 $        25,400.00
 10.150
 $   247.65
   60.193
161030
0.5000

0000021541123
ALDRIDGE
123 RALEIGH WOODS DRIVE
MANTEO
NC
279540000
 $  13,500.00
 $        13,500.00
 10.200
 $   146.73
   50.280
111104
0.5000

0000021541131
HENDRICH
380 WALTON DRIVE
PUEBLO
CO
810070000
 $  50,400.00
 $        50,269.78
   9.250
 $   518.72
   80.000
111022
0.5000

0000021541263
FORD
4404 LEE AVENUE
SANFORD
NC
273300000
 $  27,500.00
 $        27,431.49
   9.650
 $   289.66
   42.307
111028
0.5000

0000021541297
NELINGER
160 PRENTISS STREET
THOUSAND OA
CA
913600000
 $  15,000.00
 $        14,807.31
 10.200
 $   320.19
   41.181
11023
0.5000

0000021541453
RODRIGUEZ
1306 N MONTICELLO
CHICAGO
IL
606510000
 $112,000.00
 $      112,000.00
   8.750
 $   881.11
   80.000
111114
0.5000

0000021541461
MILLER
1316 EAST 13TH STREET
WINFIELD
KS
671560000
 $  57,600.00
 $        57,374.83
   9.150
 $   589.37
   80.000
111018
0.5000

0000021541495
CRKVENAC,III
971 TOWNSHIP ROAD 375
TORONTO
OH
439640000
 $  68,000.00
 $        67,882.83
   9.150
 $   618.39
   80.000
161014
0.5000

0000021541529
CHADD
12600 HIGHWAY 62
EAGLE POINT
OR
975240000
 $  63,000.00
 $        62,914.50
   9.800
 $   599.64
   75.141
161025
0.5000

0000021541545
SOLOMON
103 EL CAMINO WAY
FORT WASHIN
MD
207440000
 $  20,500.00
 $        20,455.95
 11.250
 $   236.24
   71.970
111021
0.5000

0000021541552
LINDNER
316 WEST FAIRVIEW AVENUE
DAYTON
OH
454060000
 $  27,000.00
 $        26,971.31
   9.150
 $   220.17
   64.285
111009
0.5000

0000021541594
MONTEMURRO
1824 WILDLIFE LODGE ROAD
LOWER BURRE
PA
150680000
 $  51,000.00
 $        50,915.61
   8.990
 $   410.00
   85.000
110830
0.5000

0000021541636
PECHACEK
13515 SAWPIT RD
JACKSONVILL
FL
322260000
 $  56,000.00
 $        55,921.33
   9.500
 $   522.00
   80.000
161016
0.5000

0000021541651
GIBBONS
13707 AVENIDA ESPANA
LA MIRADA
CA
906380000
 $  35,000.00
 $        34,915.94
 10.050
 $   377.19
   78.759
111028
0.5000

0000021541693
COLLINS
4616 ARCH COURT
ORLANDO
FL
328080000
 $  35,200.00
 $        35,200.00
   9.300
 $   323.53
   54.914
161106
0.5000

0000021541701
TYLER
34 DIVISION STREET
NORWICH
NY
138150000
 $  28,000.00
 $        28,000.00
   8.400
 $   274.09
   70.000
111112
0.5000

0000021541727
HOLMES
RT 28 BOX 2710
TALLAHASSEE
FL
323100000
 $  37,500.00
 $        37,500.00
 10.650
 $   378.18
   75.000
161029
0.5000

0000021541768
RODRIGUEZ
3451 WEST 73RD PLACE
CHICAGO
IL
606290000
 $    6,140.00
 $          6,060.81
 10.050
 $   130.61
   79.998
11030
0.5000

0000021541776
MINGUY
2005 ATHENS CT
APOPKA
FL
327030000
 $    8,120.00
 $          8,041.39
 10.550
 $   109.80
   67.305
61101
0.5000

0000021541800
PICARD
20 PRESCOTT TERRACE
QUINCY
MA
021690000
 $  60,000.00
 $        59,923.01
 10.200
 $   586.99
   57.142
161017
0.5000

0000021541834
RIGGS
8447 PEBBLE STREET
JACKSONVILL
FL
322210000
 $  11,000.00
 $        10,976.14
 11.150
 $   126.07
   79.729
111009
0.5000

0000021541925
MARK
4556 NE 78TH PLACE
PORTLAND
OR
972180000
 $  27,180.00
 $        27,180.00
 10.200
 $   295.42
   79.999
111028
0.5000

0000021541941
MILLARD
1182 N. DE WOLF AVENUE
FRESNO
CA
937270000
 $  25,000.00
 $        24,940.78
 10.200
 $   271.72
   53.785
111023
0.5000

0000021541990
JACKSON
112 SIX IRON LANE
SUMMERVILLE
SC
294830000
 $  19,119.00
 $        19,093.51
 10.200
 $   187.05
   79.999
161015
0.5000

0000021542048
TALLY
10311 N. 135TH EAST AVENU
OWASSO
OK
740550000
 $  19,000.00
 $        18,954.99
 10.200
 $   206.51
   66.446
111030
0.5000

0000021542063
CARP
1700 TARRALL AVENUE
NORFOLK
VA
235090000
 $  56,800.00
 $        56,800.00
   8.850
 $   450.91
   80.000
111112
0.5000

0000021542105
DIAZ
4819 S JUSTINE
CHICAGO
IL
606090000
 $  48,000.00
 $        47,878.77
   9.500
 $   501.23
   80.000
111028
0.5000

0000021542162
VURA
J2802 MILLIGAN AVENUE
CITY OF CLE
OH
441350000
 $  11,000.00
 $        10,974.33
 10.400
 $   120.92
   79.940
111028
0.5000

0000021542170
JOHNSON
4106 BAKER STREET
DURHAM
NC
277130000
 $  17,000.00
 $        16,959.35
 10.100
 $   183.73
   79.551
111016
0.5000

0000021542204
KANTOR
5332 VIA ALTA DRIVE
MOBILE
AL
366090000
 $  19,495.00
 $        19,400.91
 10.200
 $   259.80
   80.000
61029
0.5000

0000021542253
BOONE
707 HOLMES STREET
CLINTON
NC
283280000
 $  40,000.00
 $        39,901.71
   9.800
 $   424.97
   73.394
111018
0.5000

0000021542295
BROADUS
33 WEST CAMELIA CIRCLE
SEMMES
AL
365750000
 $    9,900.00
 $          9,853.58
 10.700
 $   134.70
   69.862
61023
0.5000

0000021542337
OSTLER
1683 N 400 W
OREM
UT
840570000
 $  36,000.00
 $        35,812.50
   8.950
 $   455.06
   25.174
61017
0.5000

0000021542402
LYLES
1315 WARWICK DRIVE
SUMTER
SC
291540000
 $  81,600.00
 $        81,389.17
   9.250
 $   839.83
   80.000
111101
0.5000

0000021542444
SILVA, JR
245 LENOX AVENUE
PROVIDENCE
RI
029070000
 $  88,000.00
 $        87,454.68
   9.850
 $   762.53
   80.000
110826
0.5000

0000021542451
SPINGEL
940 COURT STREET
BROCKTON
MA
024020000
 $  26,900.00
 $        26,853.69
   8.800
 $   212.59
   32.804
110830
0.5000

0000021542485
WILSON
22 HAVILAND STREET
NORWALK
CT
068540000
 $148,400.00
 $      148,201.40
 10.000
 $1,302.32
   70.000
110905
0.5000

0000021542493
PAGAN
126-11 116TH AVENUE
SOUTH OZONE
NY
114200000
 $110,000.00
 $      109,689.76
   9.500
 $1,025.35
   79.710
160830
0.5000

0000021542634
SUGLIA
1557 PHENIX AVENUE
CRANSTON
RI
029210000
 $  23,000.00
 $        22,678.93
 10.990
 $   316.70
   14.838
60826
0.5000

0000021542659
MCNEIL
174-35 POLHEMUS AVENUE
JAMAICA
NY
114330000
 $  34,000.00
 $        33,820.73
 10.250
 $   304.68
   27.868
110905
0.5000

0000021542683
PARKER
1328 ELM STREET
STRATFORD
CT
064970000
 $  83,500.00
 $        83,095.38
 10.000
 $   897.30
   66.800
110905
0.5000

0000021542717
BUMGARNER
1900 WINDY RIDGE ROAD
N WILKESBOR
NC
286590000
 $  41,600.00
 $        41,600.00
   9.500
 $   434.40
   80.000
111023
0.5000

0000021542725
SULLIVAN
490 MIXVILLE ROAD
CHESHIRE
CT
064100000
 $  70,000.00
 $        69,525.20
 10.800
 $   786.85
   59.606
110904
0.5000

0000021542733
BALLARDINI
47 THIRD STREET
PITTSFIELD
MA
012010000
 $  32,800.00
 $        32,734.70
   9.500
 $   275.81
   52.903
110703
0.5000

0000021542741
MOSES
2926 24TH STREET
SACRAMENTO
CA
958180000
 $  20,000.00
 $        19,952.62
 10.200
 $   217.38
   73.919
111028
0.5000

0000021542758
KARIM
716 DALBEY DRIVE
LAS VEGAS
NM
877010000
 $  15,000.00
 $        15,000.00
 10.400
 $   321.67
   73.891
11112
0.5000

0000021542774
MCSHERRY
19 CASEY STREET
CANTON
MA
020210000
 $184,000.00
 $      183,843.01
 10.190
 $1,640.63
   80.000
110911
0.5000

0000021542865
GIECK
60 NEPTUNE AVENUE
WEST BABYLO
NY
117040000
 $  56,000.00
 $        55,590.89
   9.990
 $   601.44
   52.527
110903
0.5000

0000021542873
ATANAY
111-36 128TH STREET
SOUTH OZONE
NY
114200000
 $125,000.00
 $      124,885.48
 11.750
 $1,261.77
   78.125
110826
0.5000

0000021542881
LEWIS
1 CARDINGTON STREET
ROXBURY
MA
021190000
 $  25,000.00
 $        24,877.20
   9.850
 $   266.37
   18.518
110905
0.5000

0000021542899
TYRE
3659 PINYON LANE
ORMOND BEAC
FL
321740000
 $  60,800.00
 $        60,716.22
   9.650
 $   572.71
   80.000
161018
0.5000

0000021542907
ANSELMO
418 W. MAIN STREET
AMSTON
CT
062310000
 $  40,000.00
 $        40,000.00
 10.200
 $   434.75
   73.162
111104
0.5000

0000021542949
DILLARD
200 W. LAMAR STREET
DESOTA
GA
317430000
 $  22,000.00
 $        22,000.00
 10.200
 $   293.18
   79.921
61112
0.5000

0000021542964
NAEGELI
1377 POOR FARM ROAD
FRANCESTOWN
NH
030430000
 $  35,700.00
 $        35,579.65
   9.400
 $   370.64
   33.364
111030
0.5000

0000021542972
MORGAN
4 BEN HURT ROAD
LYMAN
SC
293650000
 $  59,000.00
 $        58,907.08
   9.500
 $   549.96
   75.641
161015
0.5000

0000021543038
PERRY
54 BOULDER DRIVE
DANVILLE
NH
038190000
 $  79,900.00
 $        79,900.00
   9.150
 $   651.54
   79.979
261101
0.5000

0000021543053
DUVALL
2334 INDIAN VILLAGE BLVD
FORT WAYNE
IN
468090000
 $  14,600.00
 $        14,422.28
 10.050
 $   193.35
   69.456
61030
0.5000

0000021543061
RUFF JR.
159 MAIN AVENUE
WHEATLEY HE
NY
117980000
 $  88,800.00
 $        88,546.33
   9.400
 $   821.95
   80.000
160904
0.5000

0000021543095
HEFFERNAN
80 PARK STREET
WILMINGTON
MA
018870000
 $  23,700.00
 $        23,643.86
 10.200
 $   257.59
   77.713
111008
0.5000

0000021543137
GHANY
149-30 124TH STREET
SOUTH OZONE
NY
114200000
 $143,000.00
 $      142,838.78
 10.800
 $1,340.26
   74.886
110807
0.5000

0000021543178
REID
1459 WHITE PLAINS ROAD
BRONX
NY
104620000
 $195,500.00
 $      195,349.10
 11.350
 $1,913.68
   85.000
111011
0.5000

0000021543210
RAJABI
4818 KINGS WAY WEST
GURNEE
IL
600310000
 $  63,110.00
 $        63,110.00
 10.200
 $   617.42
   79.925
161114
0.5000

0000021543269
ROBERTS
3280 S ELM STREET
DENVER
CO
802220000
 $  25,000.00
 $        25,000.00
 10.400
 $   274.81
   79.590
111108
0.5000

0000021543285
STICKLES
38 BUTTLES ROAD
GRANBY
CT
060350000
 $  80,600.00
 $        80,563.96
   9.950
 $   704.35
   64.480
111002
0.5000

0000021543301
KENDRICK
7109 BUCKINGHAM COURT
WARRINGTON
VA
221860000
 $  55,000.00
 $        54,940.38
 11.550
 $   588.44
   36.666
161001
0.5000

0000021543319
MC DONALD
271 SHIRLEY ROAD
BELLINGHAM
MA
020190000
 $  37,400.00
 $        37,320.77
 11.400
 $   434.53
   49.022
111022
0.5000

0000021543343
DICKSON
301 WEST COLLEGE TERRACE
FREDERICK
MD
217010000
 $208,000.00
 $      207,457.72
   9.150
 $2,128.28
   69.333
111017
0.5000

0000021543350
BAILEY-STONE
2513 LANNIE DRIVE
HILLSBOROUG
NC
272780000
 $  22,000.00
 $        21,890.47
 12.850
 $   276.19
   74.131
110827
0.5000

0000021543368
HERRMANN
441 ST. JOSEPH STREET
NEW MARKET
MN
550540000
 $  22,014.00
 $        21,961.85
 10.200
 $   239.27
   75.950
111022
0.5000

0000021543376
BORNSTEIN
1609 QUILL STREET
CITY OF IND
IN
462310000
 $  12,000.00
 $        12,000.00
   9.150
 $   152.99
   48.000
61108
0.5000

0000021543418
THORNELL
208 TUSKEENA STREET
WETUMPKA
AL
360920000
 $  34,000.00
 $        33,912.83
 10.240
 $   333.54
   52.307
160905
0.5000

0000021543467
MURRAY
100 GREENWAY STREET
GREENVILLE
NC
278340000
 $  15,450.00
 $        15,450.00
 10.300
 $   168.88
   58.990
111029
0.5000

0000021543483
HECKINGER
3712 NE 125TH COURT
VANCOUVER
WA
986820000
 $  15,000.00
 $        14,964.46
 10.200
 $   163.04
   77.419
111022
0.5000

0000021543491
STEPHAN
14443 BANTRY LANE #35
CHESTERFIEL
MO
630170000
 $  56,000.00
 $        56,000.00
   9.250
 $   460.70
   80.000
261112
0.5000

0000021543525
BLANKENSHIP
7875 LAKE ROAD
CHIPPEWA LA
OH
442150000
 $  26,000.00
 $        25,921.00
 10.200
 $   282.59
   65.866
111021
0.5000

0000021543541
MILLER
120 COUNTY ROAD 140
FAYETTE
AL
355550000
 $  23,200.00
 $        23,108.76
 12.240
 $   282.04
   80.000
110830
0.5000

0000021543574
COUCH
51 E KESLER LANE
CHANDLER
AZ
852250000
 $  50,550.00
 $        50,483.85
 10.050
 $   489.50
   84.957
161009
0.5000

0000021543657
BARNEY
77 RAYMOND STREET
FALMOUTH
MA
025400000
 $  84,000.00
 $        83,887.21
   9.850
 $   802.29
   73.043
161004
0.5000

0000021543699
LEE
70 ACTON ROAD
CHELMSFORD
MA
018240000
 $  60,000.00
 $        59,863.67
 10.650
 $   668.83
   77.874
111008
0.5000

0000021543715
SOMMESE
976 SINCLAIR AVENUE
STATEN ISLA
NY
103090000
 $155,000.00
 $      154,087.67
   9.250
 $1,595.25
   65.957
110916
0.5000

0000021543749
ORNDORFF
1 CONCORD DRIVE
BRUNSWICK
MD
217160000
 $  45,000.00
 $        44,883.73
   9.250
 $   463.14
   36.000
111017
0.5000

0000021543756
SON
95 WEST STREET
BRAINTREE
MA
021840000
 $125,000.00
 $      124,935.20
   9.250
 $1,028.35
   56.306
261004
0.5000

0000021543772
SMITH
3971 MONTEVIDEO DRIVE
DAYTON
OH
454140000
 $  61,600.00
 $        61,580.69
 11.590
 $   614.26
   80.000
111001
0.5000

0000021543780
RELYEA
118 CYPRESS ROAD
WILDWOOD
FL
347850000
 $  51,000.00
 $        50,871.78
   9.550
 $   534.10
   80.952
111009
0.5000

0000021543798
CULP
2559 COUNTY ROAD 59
PRATTVILLE
AL
360670000
 $  48,000.00
 $        47,895.04
 11.450
 $   510.24
   78.688
160904
0.5000

0000021543806
NORRIS
 ROUTE 4 BOX 530
CALLAHAN
FL
320110000
 $  48,000.00
 $        48,000.00
   9.100
 $   489.71
   80.000
111125
0.5000

0000021543830
HINTON
9307 KENNESAW ROAD
RICHMOND
VA
232360000
 $  84,000.00
 $        83,687.97
 10.540
 $   840.90
   76.363
160823
0.5000

0000021543848
CLINGAN
70336 BRIDGE ROAD
TANEYTOWN
MD
217870000
 $  86,000.00
 $        86,000.00
   9.000
 $   773.77
   76.106
161113
0.5000

0000021543871
WRATCHFORD
702 S LOWMAN STREET
FORT SCOTT
KS
667010000
 $  43,600.00
 $        43,490.38
   9.550
 $   456.60
   80.000
111011
0.5000

0000021543889
WHITLEY
22708 VERA STREET
WARRENSVILL
OH
441280000
 $  69,000.00
 $        69,000.00
   9.350
 $   636.43
   71.134
161029
0.5000

0000021543913
DALUZ
22 INDIGO FARM ROAD
NORTH SMITH
RI
028960000
 $  40,000.00
 $        39,960.66
 12.750
 $   434.68
   69.357
110703
0.5000

0000021543939
SPARKS
36 E ROSEVEAR STREET
ORLANDO
FL
328040000
 $  33,000.00
 $        32,953.64
   9.500
 $   307.61
   40.740
161018
0.5000

0000021543996
HUTTO
149 GLENDA COURT
LEXINGTON
SC
290730000
 $  31,000.00
 $        29,898.07
   9.750
 $   328.41
   64.583
110529
0.5000

0000021544010
MUELLER
612 ECHO LANE
COLORADO SP
CO
809040000
 $  15,000.00
 $        15,000.00
 10.350
 $   321.30
   61.598
11115
0.5000

0000021544077
KEY
67 FOWLER STREET
DORCHESTER
MA
021210000
 $  93,800.00
 $        93,562.94
 10.350
 $   927.05
   70.000
160905
0.5000

0000021544085
RHYNE
114 SWARM LANE
FORT MILL
SC
297150000
 $  40,000.00
 $        39,898.98
   9.500
 $   417.69
   78.431
111028
0.5000

0000021544101
KINTZ
411 OAKLAND AVENUE
FLORENCE
SC
295010000
 $  21,700.00
 $        21,700.00
   9.850
 $   231.21
   70.000
111104
0.5000

0000021544135
KINTZ
407 NOBLE STREET
FLORENCE
SC
295010000
 $  20,300.00
 $        20,300.00
   9.850
 $   216.29
   70.000
111104
0.5000

0000021544143
DETMER
1787 EASY ST
MEDFORD
OR
975040000
 $  20,300.00
 $        20,251.91
 10.200
 $   220.64
   61.201
111017
0.5000

0000021544150
MAGOLON
319 SPRUCE STREET
GLENOLDEN
PA
190360000
 $  60,000.00
 $        59,966.88
   8.950
 $   480.62
   80.000
261017
0.5000

0000021544168
KINTZ
405 NOBLE STREET
FLORENCE
SC
295010000
 $  24,500.00
 $        24,500.00
   9.850
 $   261.04
   70.000
111104
0.5000

0000021544242
GEORGE
84 SEA WAY DR
SAN RAFAEL
CA
949010000
 $  20,000.00
 $        20,000.00
 10.200
 $   266.53
   66.402
61029
0.5000

0000021544275
WATERS
1163 OZARK STREET
DOTHAN
AL
363030000
 $  19,500.00
 $        19,249.26
 11.830
 $   198.04
   75.000
110816
0.5000

0000021544283
FALLON
1524 VICTORY HIGHWAY
COVENTRY
RI
028160000
 $  25,000.00
 $        24,945.78
 11.150
 $   286.51
   79.246
111030
0.5000

0000021544325
D'ERCOLE
230 SUMMIT DRIVE
CRANSTON
RI
029200000
 $  82,000.00
 $        81,958.37
   9.350
 $   680.55
   50.617
111009
0.5000

0000021544366
SHORE
635 MCGLAMERY ROAD
WILKESBORO
NC
286970000
 $102,480.00
 $      102,354.38
 10.550
 $1,026.59
   80.000
161011
0.5000

0000021544382
VAUGHT
612 W WALNUT
LOVING
NM
882560000
 $  30,000.00
 $        30,000.00
   9.350
 $   310.56
   72.289
111113
0.5000

0000021544408
MELTON
1509 RAY
ARTESIA
NM
882100000
 $  66,400.00
 $        66,370.31
   9.950
 $   580.26
   80.000
261007
0.5000

0000021544457
ROGERS
101 SAVANNAH LANE
WEST COLUMB
SC
291690000
 $  68,000.00
 $        67,904.48
   9.500
 $   633.85
   80.000
161009
0.5000

0000021544515
DOMINGUEZ
703 IRVIN
CARLSBAD
NM
882200000
 $  24,800.00
 $        24,800.00
   9.200
 $   316.85
   80.000
61125
0.5000

0000021544572
SULLIVAN
1747 GARDENRIDGE ROAD
GARDENDALE
AL
350710000
 $  10,800.00
 $        10,754.41
 10.200
 $   117.39
   70.966
111029
0.5000

0000021544606
MCGUIGAN
7213 DOMINION DRIVE
OXON HILL
MD
207450000
 $108,500.00
 $      108,328.03
   8.550
 $   945.03
   78.057
161017
0.5000

0000021544655
HERNANDEZ
4625 E LA PUENTE AVENUE
PHOENIX
AZ
850440000
 $  25,000.00
 $        25,000.00
 10.050
 $   331.07
   74.075
61028
0.5000

0000021544671
BACKLUND
2690 CACTUS VIEW DR
RENO
NV
895060000
 $  25,000.00
 $        25,000.00
 10.100
 $   242.92
   71.684
161101
0.5000

0000021544721
JONES
579 FAITH AVENUE
YULEE
FL
320970000
 $  30,000.00
 $        30,000.00
 11.400
 $   317.87
   47.619
161029
0.5000

0000021544770
GATLING
182 ATWOOD ROAD
THOMASTON
CT
067870000
 $100,300.00
 $      100,217.32
 10.350
 $   906.26
   85.000
260923
0.5000

0000021544853
DAVIDOVITCH
21854 PHILMONT COURT
BOCA RATON
FL
334280000
 $  32,000.00
 $        31,924.54
 10.250
 $   348.79
   60.700
111025
0.5000

0000021544861
RUFFIN
1 GILDA COURT
RAMAPO
NY
109770000
 $116,500.00
 $      116,393.14
   9.850
 $1,009.49
   66.954
110923
0.5000

0000021544895
SEIFERT
675 VALLEY VIEW LANE
WAYNE
PA
190870000
 $129,194.00
 $      129,194.00
   9.150
 $1,053.50
   53.830
111022
0.5000

0000021544911
ZACHOK
15 BAYVIEW PLACE
OCEANPORT
NJ
077570000
 $  14,900.00
 $        14,900.00
 10.050
 $   160.58
   79.357
111030
0.5000

0000021544929
BOWLER
903 E TANTALLON DRIVE
FT WASHINGT
MD
207440000
 $  75,000.00
 $        74,881.13
   8.550
 $   653.25
   53.956
161016
0.5000

0000021545041
LEGGETT-BABB
1985 LONGVIEW
CAPE GIRARD
MO
637010000
 $  88,000.00
 $        87,877.17
   9.550
 $   823.16
   80.000
161021
0.5000

0000021545082
SJODIN
205 3RD STREET SE
BRAHAM
MN
550060000
 $  65,450.00
 $        65,359.82
   9.650
 $   616.51
   85.000
161023
0.5000

0000021545108
BARONE
8 LORI DRIVE
NORTH PROVI
RI
029110000
 $  76,200.00
 $        76,007.43
 10.350
 $   753.11
   68.916
161002
0.5000

0000021545124
PIERRE
147-15 EDGEWOOD STREET
JAMAICA
NY
114220000
 $197,600.00
 $      197,600.00
   9.300
 $1,632.78
   80.000
261126
0.5000

0000021545181
ANDERSON
1108 RICHARD ROAD
KENDALLVILL
IN
467550000
 $148,000.00
 $      147,677.43
   9.550
 $1,384.40
   80.000
161021
0.5000

0000021545199
PIXLEY
2493 ANDERSON ROAD
YORK
NY
144860000
 $  57,000.00
 $        57,000.00
 10.200
 $   508.67
   79.166
261125
0.5000

0000021545249
DELLAPIETRO
16 CHATHAM DRIVE
NORWALK
CT
068540000
 $  93,000.00
 $        92,403.31
 11.400
 $1,080.52
   74.119
110903
0.5000

0000021545272
DIANO
1 WAYCROSS DRIVE
WARWICK
RI
028880000
 $101,600.00
 $      101,546.21
   9.150
 $   828.49
   80.000
111028
0.5000

0000021545280
ERWIN
4719 MORAL KIRKPATRICK RO
MARION
OH
433020000
 $  68,850.00
 $        68,850.00
   9.950
 $   601.67
   85.000
261118
0.5000

0000021545298
HOGU
18 VIRGINIA AVENUE
BROCKTON
MA
024020000
 $  27,000.00
 $        26,936.04
 10.200
 $   293.46
   62.802
111015
0.5000

0000021545371
TAGLIONE
247 HOXIE AVENUE
WARWICK
RI
028890000
 $  35,000.00
 $        35,000.00
   9.800
 $   302.00
   35.714
261115
0.5000

0000021545389
LUMINAIS
501 EAST LOYOLA DRIVE
KENNER
LA
700650000
 $  71,200.00
 $        71,200.00
   9.850
 $   680.04
   80.000
161101
0.5000

0000021545462
BUTLER
4910 NW 12TH STREET
FT. LAUDERD
FL
333130000
 $  49,536.00
 $        49,536.00
 12.000
 $   594.52
   75.000
111025
0.5000

0000021545470
DUVALL
6824 W 96TH STREET
OAK LAWN
IL
604530000
 $  10,000.00
 $          9,951.73
 10.200
 $   133.27
   70.584
61021
0.5000

0000021545512
JONES
3247 E ROAD
CLIFTON
CO
815200000
 $  32,600.00
 $        32,512.91
 10.100
 $   352.32
   78.398
111007
0.5000

0000021545587
HUGHES, SR.
14622 2ND STREET
HELENA
MO
644590000
 $  40,800.00
 $        40,800.00
   9.000
 $   516.84
   80.000
61029
0.5000

0000021545603
AMORIN
2 CYPRESS STREET
WILMINGTON
MA
018870000
 $  12,000.00
 $        11,512.17
 11.500
 $   263.92
   14.285
10830
0.5000

0000021545652
HINER
3622 S KENNARD ROAD
KNIGHTSTOWN
IN
461480000
 $  72,900.00
 $        72,813.24
 10.550
 $   669.58
   67.813
110826
0.5000

0000021545660
VINSON
5884 BLACKWATER ROAD
CITY OF VIR
VA
234570000
 $133,600.00
 $      133,600.00
   9.700
 $1,142.93
   80.000
261108
0.5000

0000021545694
LA FRANCOIS
563 DANIELSON PIKE
SCITUATE
RI
028570000
 $105,200.00
 $      105,104.84
   9.950
 $   919.33
   80.000
260906
0.5000

0000021545728
CUMMINS
RRI BOX 89
CAYUGA
IN
479280000
 $  35,000.00
 $        34,973.52
 10.750
 $   326.72
   67.307
110905
0.5000

0000021545736
SCOTT
137 LORD HOWE STREET
TICONDEROGA
NY
128830000
 $  24,400.00
 $        24,400.00
   9.350
 $   225.06
   64.210
161112
0.5000

0000021545769
RITCHIE
2275 RITCHIE ROAD
CHINA GROVE
NC
280230000
 $  65,200.00
 $        65,200.00
   9.150
 $   592.93
   59.272
161119
0.5000

0000021545793
ROGERS
15 MILL ROAD
WILMINGTON
MA
018870000
 $147,900.00
 $      147,534.89
   9.750
 $1,566.80
   72.146
111030
0.5000

0000021545819
GORMLEY
215 JASTRAM STREET
PROVIDENCE
RI
029080000
 $  50,800.00
 $        50,800.00
   8.950
 $   406.93
   80.000
111101
0.5000

0000021545835
BROWN
117 WILD PLUM ROAD
GRIFFIN
GA
302230000
 $  36,700.00
 $        36,612.66
 10.150
 $   397.76
   69.245
111028
0.5000

0000021545850
WELLS
10 CAROLINA DRIVE
MONTVILLE
CT
063700000
 $  29,600.00
 $        29,475.16
 11.500
 $   345.79
   80.000
110905
0.5000

0000021545868
BAILEY
7720 SOUTH 3200 WEST
WEST JORDAN
UT
840840000
 $  61,000.00
 $        61,000.00
   9.800
 $   648.07
   77.409
111101
0.5000

0000021545959
EDWARDS
97 REEVES ROAD
ELLINGTON
CT
060290000
 $  20,000.00
 $        19,919.14
 11.950
 $   239.40
   54.376
110828
0.5000

0000021546007
THOMAS
4380 AUDISS ROAD
MILTON
FL
325830000
 $  16,500.00
 $        16,458.33
   9.500
 $   172.30
   43.421
111017
0.5000

0000021546049
GRIFFIN
80 WILLSON STREET
SALEM
MA
019700000
 $  48,000.00
 $        47,925.22
 10.500
 $   439.08
   35.555
110904
0.5000

0000021546080
NASE
48 N 5TH STREET
SOUDERTON
PA
189640000
 $  15,950.00
 $        15,871.24
   9.800
 $   209.02
   79.140
61018
0.5000

0000021546106
ELLER
2508 GRANT ROAD
HUDSON
NC
286380000
 $  32,385.00
 $        32,385.00
 10.000
 $   348.02
   85.000
111030
0.5000

0000021546122
LINDO
92 SYLVAN AVE
NEW HAVEN
CT
065190000
 $  53,600.00
 $        53,567.04
 11.700
 $   539.00
   69.610
110906
0.5000

0000021546130
SEGURA
1201 YUCCA
ARTESIA
NM
882100000
 $  34,000.00
 $        33,918.34
 10.050
 $   366.41
   85.000
111015
0.5000

0000021546205
WILSON
307 ISLAND FORD ROAD
STATESVILLE
NC
286770000
 $  22,000.00
 $        21,947.40
 10.100
 $   237.77
   66.149
111014
0.5000

0000021546221
SMITH
3356 CHRISTIE ROAD
HUDSON
NC
286380000
 $  51,000.00
 $        50,923.63
   9.000
 $   458.87
   78.101
161030
0.5000

0000021546239
THOMPSON
153 OLD GORDON ROAD
BRENTWOOD
NH
038330000
 $  24,600.00
 $        24,462.32
 12.850
 $   308.83
   78.666
110821
0.5000

0000021546247
AGULIAN
3775 DENAIR STREET
PASADENA
CA
911070000
 $  40,000.00
 $        40,000.00
 10.200
 $   391.33
   68.358
161113
0.5000

0000021546288
HOWARD
209 S DIVISION
STANFORD
IL
617740000
 $  40,000.00
 $        40,000.00
   9.150
 $   326.18
   80.000
111118
0.5000

0000021546296
CONTNER
7016 WESTPARK COURT
LAS VEGAS
NV
891170000
 $  11,735.00
 $        11,707.20
 10.200
 $   127.55
   79.999
111025
0.5000

0000021546304
DREISCH, SR.
8 WHITE OAK DRIVE
STAFFORD SP
CT
060760000
 $  44,800.00
 $        44,748.17
 10.990
 $   462.12
   80.000
160925
0.5000

0000021546320
NEALE
58 PAINE STREET
WORCESTER
MA
016050000
 $  58,100.00
 $        57,939.85
 11.150
 $   665.85
   70.000
111001
0.5000

0000021546346
TOTH
3986 E TOWER HILL ROAD
SOUTH KINGS
RI
028790000
 $  37,000.00
 $        36,861.38
 12.750
 $   462.07
   67.865
110904
0.5000

0000021546353
CONTRERAS
453 EDENS ROAD
ANACORTES
WA
982210000
 $141,050.00
 $      140,970.92
   8.875
 $1,122.26
   65.604
261001
0.5000

0000021546387
GARCIA
12726 RICHMOND AVENUE
GRANDVIEW
MO
640300000
 $  78,000.00
 $        78,000.00
   9.750
 $   826.31
   83.870
111120
0.5000

0000021546411
PEPIN
3404 NORTH KARLOV
CHICAGO
IL
606410000
 $  30,000.00
 $        29,928.93
 10.200
 $   326.07
   79.782
111029
0.5000

0000021546502
STEPHAN, SR.
275 WALTON ROAD
SEABROOK
NH
038740000
 $  20,000.00
 $        19,888.07
 12.850
 $   251.08
   78.931
110823
0.5000

0000021546510
BLACK
413 N 18TH STREET
RICHMOND
IN
473740000
 $  32,500.00
 $        32,500.00
 10.990
 $   447.51
   61.320
61018
0.5000

0000021546528
MACIEL
143 EDMAN STREET
WARWICK
RI
028860000
 $  55,000.00
 $        55,000.00
   8.400
 $   473.83
   55.000
161114
0.5000

0000021546577
MARCHANT
RT 4 BOX 296 HWY 63
WALTERBORO
SC
294880000
 $  54,300.00
 $        54,300.00
   9.650
 $   571.94
   79.852
111028
0.5000

0000021546585
SHERMAN
410 N MAPLE STREET
SALISBURY
NC
281440000
 $  49,520.00
 $        49,390.89
   9.150
 $   506.70
   80.000
111021
0.5000

0000021546593
ANDERSON
8534 TIDEWATER TRAIL
TAMPA
FL
336190000
 $  25,000.00
 $        24,939.40
   9.950
 $   267.89
   61.240
111015
0.5000

0000021546635
LAMAGNA
23 MARTIN STREET
BLOOMFIELD
NJ
070030000
 $  91,400.00
 $        91,260.53
   8.850
 $   813.56
   71.406
161015
0.5000

0000021546668
LIVELY
243 LANDRETH ROAD
MADISON
NC
270250000
 $  32,000.00
 $        31,858.47
 10.990
 $   363.52
   80.000
111001
0.5000

0000021546692
THRIFT
12071 KEVIN ALLEN LANE
JACKSONVILL
FL
322190000
 $  35,000.00
 $        34,911.60
   9.500
 $   365.48
   60.344
111023
0.5000

0000021546809
SHEPPARD
6750 NW 95TH STREET
CHIEFLAND
FL
326260000
 $  25,600.00
 $        25,535.34
   9.500
 $   267.33
   80.000
111010
0.5000

0000021546825
KNIGHT
5110 KANSAS AVENUE NW
WASHINGTON
DC
200110000
 $  75,000.00
 $        74,820.10
 10.750
 $   761.43
   63.559
160917
0.5000

0000021546841
BARTOS
16220 ROCKSIDE ROAD
MAPLE HEIGH
OH
441370000
 $  46,400.00
 $        46,347.80
 11.200
 $   485.27
   80.000
161025
0.5000

0000021546866
RAMSEY
4512 SANDYCREST COURT
KINGS MOUNT
NC
280860000
 $  36,400.00
 $        36,217.89
 10.990
 $   346.38
   74.285
111001
0.5000

0000021546874
EYE
7519 GREENWOOD DRIVE
HIGHLAND
MD
207770000
 $  65,000.00
 $        64,563.41
 11.250
 $   749.03
   76.519
110905
0.5000

0000021546882
FREEMAN
3062 BETHLEHEM CHURCH ROA
FT WHITE
FL
320380000
 $  80,800.00
 $        80,609.48
 10.250
 $   880.69
   80.000
111017
0.5000

0000021546908
VILLARREAL
1313 BROADWAY AVENUE
BEDFORD
OH
441460000
 $  15,800.00
 $        15,678.78
 14.200
 $   247.23
   79.870
60912
0.5000

0000021546932
BARBER,SR.
3608 W SARATOGA ST
BALTIMORE
MD
212290000
 $  38,500.00
 $        38,432.15
 13.050
 $   452.43
   70.000
160911
0.5000

0000021546940
WARD
202 VICTORIA DRIVE
SLIDELL
LA
704610000
 $  28,000.00
 $        28,000.00
 10.050
 $   595.61
   49.482
11028
0.5000

0000021546965
ENGLAND
221 HARTMAN RUN ROAD
MORGANTOWN
WV
265050000
 $  62,305.00
 $        62,147.64
   9.500
 $   650.61
   85.000
111025
0.5000

0000021546973
GOLSTON
71 ADMIRAL STREET
NEW HAVEN
CT
065110000
 $  20,000.00
 $        19,494.66
 11.000
 $   434.85
   69.425
10905
0.5000

0000021547005
JACKSON,JR
3037 SPAULDING AVENUE
BALTIMORE
MD
212150000
 $  39,000.00
 $        38,986.90
 14.370
 $   473.55
   74.285
110920
0.5000

0000021547021
HERNANDEZ,SR
2328 WESTERN AVE
WAUKEGAN
IL
600870000
 $100,000.00
 $        99,916.67
 10.300
 $   899.83
   74.626
110920
0.5000

0000021547047
DELISLE
89 PINECREST BEACH DRIVE
FALMOUTH
MA
025360000
 $136,000.00
 $      135,938.54
   9.900
 $1,183.46
   80.000
261004
0.5000

0000021547062
MOBLEY
628 E. 37TH STREET
BALTIMORE
MD
212180000
 $  15,000.00
 $        14,952.54
 12.000
 $   165.17
   76.293
160907
0.5000

0000021547070
CLIFFORD
2714 S. MOCK AVENUE
MUNCIE
IN
473020000
 $  44,600.00
 $        44,540.09
   9.850
 $   425.98
   84.952
161021
0.5000

0000021547138
GIPSON
2528 E OLIVER ST
BALTIMORE
MD
212130000
 $  28,800.00
 $        28,704.27
 13.990
 $   383.35
   80.000
110918
0.5000

0000021547146
YOUNG
2014 N CULPEPER STREET
ARLINGTON
VA
222070000
 $  37,000.00
 $        36,788.61
 15.000
 $   517.85
   79.473
110921
0.5000

0000021547203
CARVALHO
2740 NE 16TH AVENUE
POMPANO BEA
FL
330640000
 $  75,650.00
 $        75,480.42
 10.000
 $   730.04
   85.000
161028
0.5000

0000021547211
RUDOLPH
253 RICE AVENUE
STATEN ISLA
NY
103140000
 $  34,000.00
 $        33,853.22
 11.250
 $   391.80
   33.986
110826
0.5000

0000021547229
ELLIS
4642 A STREET SE
WASHINGTON
DC
200190000
 $  41,000.00
 $        40,968.44
 13.990
 $   509.55
   57.746
160924
0.5000

0000021547294
O'NEIL
96 WOOD AVENUE
E. LONGMEAD
MA
010280000
 $  23,000.00
 $        22,792.89
 12.400
 $   281.99
   78.030
110910
0.5000

0000021547302
BIVENS
900 BELTON STREET
MONROE
NC
281100000
 $  50,000.00
 $        49,975.91
   9.600
 $   424.09
   78.125
261022
0.5000

0000021547310
LLOYD
9698 ZIMBRO AVE
MANASSAS
VA
201100000
 $  77,400.00
 $        77,238.24
 11.790
 $   840.94
   79.997
160901
0.5000

0000021547328
QUINN
7611 N. 20TH STREET
PHOENIX
AZ
850200000
 $  36,000.00
 $        35,806.00
 10.200
 $   479.74
   46.515
61025
0.5000

0000021547336
HARMES
2125 EUCLID
LINCOLN PAR
MI
481460000
 $    7,500.00
 $          7,403.65
 10.200
 $   160.10
   73.892
11029
0.5000

0000021547351
DRUMMOND
796 SOUTH WEST AVENUE
VINELAND
NJ
083600000
 $  46,000.00
 $        45,797.72
 11.200
 $   528.63
   62.844
110910
0.5000

0000021547369
OLIVER
2200 HURLEY AVENUE
CLEVELAND
OH
441090000
 $  34,800.00
 $        34,684.33
 13.990
 $   463.22
   61.052
110917
0.5000

0000021547419
FAGNANI
14-29 POINT BREEZE PLACE
FAR ROCKAWA
NY
116910000
 $  28,800.00
 $        28,748.18
 12.900
 $   335.37
   59.497
160911
0.5000

0000021547435
MUENZENBERGE
404 TEMPLE AVENUE
BORO OF WOO
NJ
080970000
 $  56,600.00
 $        56,173.21
 10.920
 $   640.48
   51.454
110813
0.5000

0000021547443
CURRY
661 SPRINGDALE AVENUE
EAST ORANGE
NJ
070170000
 $  70,000.00
 $        69,837.30
 10.990
 $   722.06
   64.220
160924
0.5000

0000021547468
MOODY
1912 PARK AVENUE
BALTIMORE
MD
212170000
 $  25,000.00
 $        24,829.11
 14.650
 $   343.93
   50.000
110918
0.5000

0000021547484
ERNST
6608 N KEATING
LINCOLNWOOD
IL
606460000
 $  70,000.00
 $        69,837.30
 10.990
 $   722.06
   79.886
160918
0.5000

0000021547492
SORENSEN
4885 WEST ODELL DRIVE
SALT LAKE C
UT
841200000
 $  17,600.00
 $        17,600.00
 10.300
 $   192.38
   79.916
111101
0.5000

0000021547526
WILLET
21194 GLADIS AVENUE
PORT CHARLO
FL
339520000
 $  44,000.00
 $        43,818.84
 10.000
 $   472.83
   84.615
111015
0.5000

0000021547534
MCKENZIE
1 ATHENS STREET
ROCHESTER
NY
146210000
 $  25,000.00
 $        24,897.79
   9.800
 $   237.96
   78.778
160830
0.5000

0000021547542
RYAN
1847 LINDA AVENUE
ORMOND BEAC
FL
321740000
 $  39,500.00
 $        39,400.24
   9.500
 $   412.47
   79.000
111021
0.5000

0000021547567
THOMPSON
704 NORTH MAIN STREET
CLAYTON
NJ
083120000
 $  60,000.00
 $        60,000.00
   9.650
 $   565.17
   80.000
161105
0.5000

0000021547575
BAATZ
21317 PECKHAM ST
GREENLEAF
ID
836260000
 $  64,800.00
 $        64,800.00
 10.350
 $   585.50
   80.000
261114
0.5000

0000021547591
ROEBUCK,  JR
610 NORTH ST CLAIR STREET
PITTSBURGH
PA
152190000
 $  29,250.00
 $        29,190.96
 12.050
 $   323.09
   65.000
160919
0.5000

0000021547609
ALLEN
125 13TH STREET, NE
WASHINGTON
DC
200020000
 $  73,000.00
 $        72,931.62
   9.750
 $   627.19
   72.277
110916
0.5000

0000021547617
VALENTI
88 WASHINGTON AVE
SUFFERN
NY
109010000
 $136,000.00
 $      135,614.12
   9.500
 $1,267.70
   79.532
160826
0.5000

0000021547625
MADDOX
1741 LAKEHILL STREET
CULLMAN
AL
350550000
 $120,000.00
 $      119,940.31
 12.650
 $1,294.70
   80.000
110904
0.5000

0000021547633
MORGAN
402 MACOPIN ROAD
WEST MILFOR
NJ
074800000
 $101,500.00
 $      101,407.88
   9.900
 $   883.25
   78.076
110922
0.5000

0000021547641
BROWN
8809 PRESTWICK WAY
SANTEE
CA
920710000
 $  15,000.00
 $        15,000.00
 10.200
 $   163.04
   73.080
111106
0.5000

0000021547666
SUNDGREN
108 COURIER COURT
TANEYTOWN
MD
217870000
 $  92,400.00
 $        92,326.24
 10.500
 $   845.22
   80.000
110920
0.5000

0000021547708
FREEMAN
22375 NW QUATAMA
HILLSBORO
OR
971240000
 $124,800.00
 $      124,611.95
   8.950
 $1,118.85
   80.000
161022
0.5000

0000021547724
LETULLE
311 E COLLINGS DRIVE
FOLSOM
NJ
080940000
 $  60,000.00
 $        59,845.37
 10.200
 $   586.99
   72.289
160916
0.5000

0000021547765
ADAMS
5711 WINNER AVENUE
BALTIMORE
MD
212150000
 $  46,000.00
 $        45,923.79
 13.500
 $   555.40
   71.875
160904
0.5000

0000021547773
SHAABAN
221 MAXIM DRIVE
HOPATCONG
NJ
078430000
 $  35,000.00
 $        34,083.97
   9.650
 $   737.64
   76.349
10905
0.5000

0000021547781
HAUCK
3105 W 231ST STREET
NORTH OLMST
OH
440700000
 $  84,000.00
 $        83,965.89
 10.400
 $   762.11
   80.000
110924
0.5000

0000021547799
HULL
102 CYNTHIA DRIVE
PLEASANT HI
CA
945230000
 $  50,000.00
 $        49,935.00
 10.200
 $   489.16
   74.498
161017
0.5000

0000021547807
JANNEY
1208 BINDER STREET
AURORA
IL
605050000
 $  52,000.00
 $        51,961.91
 10.900
 $   491.29
   80.000
110911
0.5000

0000021547823
HUMPHREYS
6180 SERENE RUN
LAKE WORTH
FL
334670000
 $112,800.00
 $      112,749.02
   9.900
 $   981.58
   80.000
261016
0.5000

0000021547831
TOLAND
218 WILSON AVENUE
QUINCY
MA
021700000
 $115,000.00
 $      114,912.07
 10.700
 $1,069.19
   79.310
110917
0.5000

0000021547864
ANDREOTTI
2892 EAST 195TH STREET
BRONX
NY
104610000
 $140,000.00
 $      139,812.23
   9.990
 $1,227.57
   50.000
110830
0.5000

0000021547914
SHARP
8010 SHIPMADILLY LANE
WARRENTON
VA
221860000
 $  62,000.00
 $        61,772.39
 12.490
 $   661.22
   58.490
110901
0.5000

0000021547922
HARTLEY
507 N. SOMERSET AVENUE
VENTNOR
NJ
084060000
 $100,000.00
 $        99,886.75
 11.150
 $1,042.42
   80.000
160916
0.5000

0000021547955
WENDELL
63 TIMBERHILL ROAD
BUFFALO GRO
IL
600890000
 $  54,000.00
 $        54,000.00
 10.200
 $   586.92
   74.749
111111
0.5000

0000021547963
WILLS
7806 SUNNY LANE
FORESTVILLE
MD
207470000
 $113,600.00
 $      113,111.88
 11.300
 $1,312.66
   80.000
110923
0.5000

0000021548003
LEWIS
920 HANNON ROAD
MOBILE
AL
366050000
 $  36,150.00
 $        36,150.00
   9.200
 $   370.98
   45.187
111105
0.5000

0000021548011
STERLING
7200 S. WASHTENAW AVENUE
CHICAGO
IL
606290000
 $  20,000.00
 $        19,470.22
 14.200
 $   251.62
   66.372
160909
0.5000

0000021548029
JOHNSON
67 EAST FOREST AVENUE
ENGLEWOOD
NJ
076310000
 $  64,000.00
 $        63,830.74
 10.000
 $   617.62
   32.653
160921
0.5000

0000021548037
DAY
4450 BIG SKY DR
LAS CRUCES
NM
880120000
 $  10,000.00
 $        10,000.00
 10.200
 $   133.27
   61.756
61025
0.5000

0000021548078
BRYAN
970 HARRISON LANE
HOFFMAN EST
IL
601950000
 $  20,000.00
 $        19,950.03
 13.500
 $   241.48
   78.979
160910
0.5000

0000021548086
BELVIN
10515 GLENMAR CT
GLEN ALLEN
VA
230600000
 $  10,500.00
 $        10,475.12
 10.200
 $   114.13
   44.523
111018
0.5000

0000021548102
UKMAN
2143 NORTH SOUTHPORT
CHICAGO
IL
606140000
 $  30,000.00
 $        30,000.00
 10.050
 $   323.30
   77.126
111112
0.5000

0000021548110
LUTTNER
8 ELEANOR DRIVE
LATROBE
PA
156500000
 $  25,500.00
 $        25,439.23
 10.800
 $   259.75
   48.113
160901
0.5000

0000021548128
ARMOUR
7758 S SEELEY AVE
CHICAGO
IL
606200000
 $  75,900.00
 $        75,855.78
 11.940
 $   777.22
   57.067
110917
0.5000

0000021548136
BARBER
3610 W SARATOGA STREET
BALTIMORE
MD
212290000
 $  44,800.00
 $        44,696.02
 11.000
 $   462.43
   80.000
160914
0.5000

0000021548151
COFIELD
601 E. 41ST STREET
BALTIMORE
MD
212180000
 $  53,000.00
 $        52,872.92
 13.950
 $   657.15
   77.941
160826
0.5000

0000021548169
MAIER
372 BAILE DE CIERVO
SANTA ROSA
CA
954030000
 $  15,000.00
 $        15,000.00
 10.300
 $   163.96
   75.329
111104
0.5000

0000021548177
CORBETT
838 FAIROAK AVE
HYATTSVILLE
MD
207830000
 $  54,000.00
 $        53,900.86
 12.750
 $   623.06
   36.734
160916
0.5000

0000021548185
MORLEY
68 TARLTON STREET
STATON ISLA
NY
103060000
 $  96,000.00
 $        95,737.78
   9.750
 $   910.58
   80.000
160921
0.5000

0000021548193
SIMONS
708 EAST 24TH STREET
PATERSON
NJ
075040000
 $  50,000.00
 $        49,844.76
 11.750
 $   541.86
   71.428
160924
0.5000

0000021548201
PAGE
2135 PENROSE AVENUE
BALTIMORE
MD
212230000
 $  30,000.00
 $        29,978.00
 10.900
 $   283.44
   66.666
110910
0.5000

0000021548219
HILL
208 HILL CIRCLE
CHESNEE
SC
293230000
 $  42,000.00
 $        41,867.98
   9.550
 $   392.87
   60.869
160925
0.5000

0000021548227
FLETCHER
6228 ADDISON RD
CAPITOL HEI
MD
207430000
 $120,800.00
 $      120,703.34
 10.490
 $1,104.11
   80.000
110921
0.5000

0000021548235
FOSTER,III
17909 SCHENELY AVENUE
CLEVELAND
OH
441190000
 $  19,800.00
 $        19,765.07
 16.950
 $   281.49
   77.250
110903
0.5000

0000021548250
BEATTY
1454 NEWTON STREET, NW
WASHINGTON
DC
200100000
 $  71,239.00
 $        71,167.65
   9.500
 $   599.02
   57.450
110918
0.5000

0000021548276
VINCENT
653 NE ACKER ST
WASHINGTON
DC
200020000
 $  53,000.00
 $        52,967.42
 11.700
 $   532.96
   70.610
110903
0.5000

0000021548284
ANDERSON
1900 PARK AVE
LYNCHBURG
VA
245010000
 $  49,300.00
 $        49,262.71
 10.750
 $   460.21
   85.000
110913
0.5000

0000021548292
JOHNSON
5623 COLORADO AVE NW
WASHINGTON
DC
200110000
 $  72,500.00
 $        72,438.26
 10.200
 $   646.99
   45.886
110909
0.5000

0000021548318
SHELLEMAN
413 LARK COURT
GRAND JUNCT
CO
815040000
 $  73,950.00
 $        73,764.08
   9.550
 $   774.44
   85.000
111028
0.5000

0000021548342
RELEFORD
1815 S FOURTH
SPRINGFIELD
IL
627030000
 $  52,000.00
 $        51,864.43
   9.150
 $   532.07
   80.000
111029
0.5000

0000021548367
FITCH
1406 WOODRUFF RD
JOLIET
IL
604320000
 $  37,500.00
 $        37,310.02
   9.350
 $   482.17
   73.529
61017
0.5000

0000021548375
ROBINSON
1217 MELODY LANE
NORTH AUGUS
SC
298410000
 $  52,250.00
 $        52,201.04
   9.750
 $   448.91
   80.384
110917
0.5000

0000021548383
JENNINGS
312 BROCKMAN HEIGHTS
UNION
SC
293790000
 $  46,400.00
 $        46,380.75
 10.300
 $   417.52
   80.000
111001
0.5000

0000021548391
HORTON
612 EMERSON ST NW
WASHINGTON
DC
200110000
 $  37,350.00
 $        37,336.00
 13.900
 $   439.60
   64.984
110926
0.5000

0000021548409
ROGERS
 RT 1 BOX 104A
MARBLE
NC
289050000
 $  28,000.00
 $        27,871.57
 10.550
 $   310.39
   44.800
111023
0.5000

0000021548425
CLAYTON
893 OCEAN AVENUE
LAKEWOOD
NJ
087010000
 $  60,000.00
 $        59,954.62
 10.750
 $   560.09
   78.947
110912
0.5000

0000021548441
SIMPSON
1618 LAURENS DRIVE
ATLANTA
GA
303310000
 $  85,000.00
 $        84,916.93
   9.550
 $   717.83
   56.666
110918
0.5000

0000021548458
ADAMAITIS
1219 ELM STREET
STRATFORD
CT
064970000
 $  25,000.00
 $        24,938.05
 10.500
 $   249.60
   41.717
160916
0.5000

0000021548466
WESLEY
4012 1ST STREET S.W.
WASHINGTON
DC
200320000
 $  74,400.00
 $        74,292.09
   9.250
 $   681.41
   80.000
160914
0.5000

0000021548482
VERNER
827 CRITTENDEN STREET NW
WASHINGTON
DC
200110000
 $  69,500.00
 $        69,441.25
 10.250
 $   622.80
   53.461
110828
0.5000

0000021548508
STANLEY
2621 HAROLD LANE
KNOXVILLE
TN
379200000
 $  45,900.00
 $        45,877.66
 12.750
 $   498.80
   85.000
110826
0.5000

0000021548524
WILLIAMS
360 CAVALIER ROAD
PALM SPRING
FL
334610000
 $  24,500.00
 $        24,500.00
 10.250
 $   240.51
   75.446
161018
0.5000

0000021548540
HAGEN
8245 LINCOLNSHIRE BLVD
STRONGSVILL
OH
441360000
 $151,000.00
 $      150,880.76
 10.550
 $1,386.91
   81.621
110918
0.5000

0000021548557
SWINDLE
2527 EASTILL DRIVE
JACKSONVILL
FL
322110000
 $  40,800.00
 $        40,764.13
 10.050
 $   359.56
   85.000
110920
0.5000

0000021548623
WILLIAMS
21 NORTH END TERRACE
NEWARK
NJ
071080000
 $  94,000.00
 $        93,915.59
   9.950
 $   821.45
   72.868
110904
0.5000

0000021548631
JONES
2535 SAYBROOK ROAD
UNIVERSITY
OH
441180000
 $108,000.00
 $      107,521.29
 10.300
 $   971.81
   72.000
260830
0.5000

0000021548656
O'NEILL
4 WHEELER DRIVE
STONINGTON
CT
063790000
 $210,000.00
 $      210,000.00
   8.700
 $1,644.58
   78.651
111104
0.5000

0000021548664
CUMMINGS
331 OKLAHOMA DRIVE
SUMTER
SC
291530000
 $  36,800.00
 $        36,758.50
 10.800
 $   344.91
   80.000
260830
0.5000

0000021548680
GADSDEN,  JR
2007 BAYHILL DRIVE
CHARLESTON
SC
294070000
 $  65,000.00
 $        64,507.84
 10.850
 $   732.68
   79.243
110924
0.5000

0000021548698
WORTHAM
100 ROBINSON BEND TRAIL
PEACHTREE C
GA
302690000
 $  70,000.00
 $        69,670.01
 10.300
 $   765.13
   37.068
110924
0.5000

0000021548706
SIMPKINS
111-13 167TH STREET
QUEENS
NY
114330000
 $  25,000.00
 $        24,969.16
 10.500
 $   249.60
   67.680
160913
0.5000

0000021548722
EATON,    JR
124 COVE COURT
IRMO
SC
290630000
 $240,000.00
 $      239,893.60
   9.990
 $2,104.40
   80.000
110930
0.5000

0000021548748
BOYER
23 FOURTH AVENUE
NARROWSBURG
NY
127640000
 $100,000.00
 $      100,000.00
   9.250
 $   822.68
   76.923
261119
0.5000

0000021548813
LAPRADE
4231 MARY RIDGE DR
RANDALLSTOW
MD
211330000
 $  90,000.00
 $        89,910.91
   9.490
 $   756.12
   60.000
260913
0.5000

0000021548821
DE NOMME
1021 49TH AVENUE NORTH
ST PETERSBU
FL
337030000
 $  66,400.00
 $        66,362.97
   8.900
 $   529.50
   80.000
111011
0.5000

0000021548854
DEWITT
99 PINE GROVE TERRACE
NEWARK
NJ
071060000
 $  75,000.00
 $        74,801.39
   9.990
 $   723.27
   71.428
160918
0.5000

0000021548862
MASON
911 EAST 224TH STREET
BRONX
NY
104660000
 $  45,000.00
 $        44,880.84
   9.990
 $   433.97
   27.439
160905
0.5000

0000021548888
PETTUS
1716 D STREET SE
WASHINGTON
DC
200030000
 $  65,000.00
 $        64,690.39
 12.990
 $   718.53
   69.148
260828
0.5000

0000021548987
MACDONALD
101 COYLE AVENUE
PAWTUCKET
RI
028610000
 $  40,000.00
 $        39,967.38
 10.400
 $   362.91
   46.511
110927
0.5000

0000021548995
MAIER-CARPEN
67 KRYSTAL DRIVE
SOMERS
NY
105890000
 $  43,000.00
 $        42,748.51
 10.990
 $   518.98
   79.718
90917
0.5000

0000021549001
LOPES
64 CHESTERFIELD AVENUE
WARWICK
RI
028860000
 $  25,000.00
 $        24,982.46
 11.100
 $   239.98
   41.666
110927
0.5000

0000021549068
BAKER
46 WEST PEARL STREET
BURLINGTON
NJ
080160000
 $  73,600.00
 $        73,442.24
 11.600
 $   789.97
   80.000
160905
0.5000

0000021549084
NEIGHBORS
640 E. 7TH STREET
COKATO
MN
553210000
 $  26,000.00
 $        26,000.00
 10.200
 $   282.59
   72.997
111104
0.5000

0000021549100
CRUZ
434 HARRISON STREET
PASSAIC
NJ
070550000
 $  60,000.00
 $        59,919.95
   9.900
 $   575.05
   80.000
160925
0.5000

0000021549118
MILLER
1911 GALLUP STREET
IDAHO FALLS
ID
834040000
 $  32,000.00
 $        31,907.10
   8.950
 $   323.62
   56.537
111021
0.5000

0000021549134
TYMANN
6541 DUNNSVILLE ROAD
ALTAMONT
NY
120090000
 $  62,000.00
 $        61,450.31
 11.750
 $   880.59
   65.740
60925
0.5000

0000021549142
HAHN
148 SW TODD AVENUE
PT ST LUCIE
FL
349830000
 $  68,800.00
 $        68,761.63
   8.900
 $   548.64
   80.000
111018
0.5000

0000021549159
MCFARLAND
114 N GEORGE STREET
MILLERSVILL
PA
175510000
 $  55,000.00
 $        54,765.85
 11.400
 $   639.02
   50.000
110925
0.5000

0000021549167
HERMANS
2429 OLD GREENSBORO
CHAPEL HILL
NC
275160000
 $  22,340.00
 $        22,340.00
 10.550
 $   247.64
   69.562
111106
0.5000

0000021549175
HALL
16154 SOUTH PAULINA
MARKHAM
IL
604260000
 $  45,000.00
 $        44,956.47
   9.600
 $   381.68
   62.500
110924
0.5000

0000021549209
WATSON
5432 LYDIA
KANSAS CITY
MO
641100000
 $  28,000.00
 $        27,985.17
   9.150
 $   228.33
   80.000
111023
0.5000

0000021549217
CROSLAND
361 NORTH 1OO EAST
HOLDEN
UT
846360000
 $  63,200.00
 $        63,200.00
   9.400
 $   656.15
   80.000
111029
0.5000

0000021549233
STALLWOOD
960 RIVERS TERRACE
GLADWIN
MI
486240000
 $  72,250.00
 $        72,143.87
   9.150
 $   657.04
   75.260
161021
0.5000

0000021549266
TORRES
7 CHARLES TERRACE
PISCATAWAY
NJ
088540000
 $  38,100.00
 $        37,935.51
 11.250
 $   439.05
   78.999
110926
0.5000

0000021549274
CASS
1310 VAN HOOK STREET
CAMDEN
NJ
081040000
 $  46,750.00
 $        46,685.17
   9.600
 $   438.83
   85.000
161025
0.5000

0000021549308
ATENCIO
222 S PEACH ST
FRUITA
CO
815210000
 $  29,000.00
 $        28,930.66
 10.100
 $   313.42
   46.315
111029
0.5000

0000021549332
OLSEN
5974 SOUTH CAYENNE DRIVE
SALT LAKE C
UT
841180000
 $  59,000.00
 $        59,000.00
   9.100
 $   478.98
   53.636
111101
0.5000

0000021549365
MARTINEZ
3042 WEDGEWOOD AVE
GRAND JUNCT
CO
815040000
 $  18,862.00
 $        18,816.91
 10.100
 $   203.85
   79.871
111021
0.5000

0000021549373
ISNER
6915 REDBUD DRIVE
MANHATTAN
KS
665030000
 $  49,600.00
 $        49,600.00
   9.300
 $   409.85
   80.000
261125
0.5000

0000021549464
SMITH
27277 SIMPSON ROAD
MENDON
MI
490720000
 $  42,400.00
 $        42,340.82
   9.550
 $   396.61
   80.000
161022
0.5000

0000021549530
HINDENBERGER
1313 NE 15TH AVENUE
FT LAUDERDA
FL
333040000
 $  55,000.00
 $        54,973.51
   9.600
 $   466.49
   73.333
261017
0.5000

0000021549605
DOOLEY
1006 S SECOND STREET
ARTESIA
NM
882100000
 $  32,000.00
 $        32,000.00
   9.700
 $   302.48
   80.000
161101
0.5000

0000021549670
PUCKETT
191 MAPLE STREET
HAYDEN
CO
816390000
 $  15,000.00
 $        14,964.46
 10.200
 $   163.04
   75.389
111030
0.5000

0000021549712
PICKERING
6465 BIRKHEAD DRIVE
PENSACOLA
FL
325060000
 $  25,563.00
 $        25,563.00
 11.100
 $   292.16
   79.999
111113
0.5000

0000021549753
OTTOMANELLI
98 LAKE ROAD
KATONAH
NY
105360000
 $125,000.00
 $      124,668.98
   9.990
 $1,205.45
   51.181
160917
0.5000

0000021549795
COAXUM
ROUTE4 BOX 214 C
WATERBORO
SC
294880000
 $  48,265.00
 $        48,265.00
   9.350
 $   400.57
   86.187
111108
0.5000

0000021549837
MERRITT
104 ORCHARD COURT
ROYERSFORD
PA
194680000
 $  50,200.00
 $        50,078.32
   9.950
 $   537.92
   68.672
111017
0.5000

0000021549894
SCHREIBER
1270 DEER TRAIL ROAD
BIRMINGHAM
AL
352260000
 $  15,000.00
 $        14,687.31
 10.200
 $   320.19
   77.398
11023
0.5000

0000021549928
RUPPLE
11133 LANDFAIR AVENUE
BATON ROUGE
LA
708180000
 $108,000.00
 $      107,598.14
   9.600
 $1,265.86
   80.000
81023
0.5000

0000021550009
HARTZOG
1102 BLUEFIELD ROAD
LEXINGTON
SC
290730000
 $  49,300.00
 $        49,300.00
 10.000
 $   529.79
   85.000
111114
0.5000

0000021550082
HOWLAND
961 S CRYSTAL GROVE PT
HOMOSASSA
FL
344480000
 $  32,000.00
 $        31,919.17
   9.500
 $   334.16
   80.000
111022
0.5000

0000021550116
DAVIS
24080 BLESSENGER RD
MIDDLETON
ID
836440000
 $  76,000.00
 $        76,000.00
   9.300
 $   627.99
   77.551
261113
0.5000

0000021550132
ZESZUTKO
3012 PHILLIPS AVENUE
STEGER
IL
604750000
 $  81,600.00
 $        81,600.00
   9.500
 $   760.62
   85.000
161119
0.5000

0000021550264
COHEN
3705 CAPULET TERRACE
SILVER SPRI
MD
209060000
 $  47,000.00
 $        46,958.34
 12.990
 $   519.55
   68.928
110901
0.5000

0000021550272
MCGILL
12500 GABLE LANE
FORT WASHIN
MD
207440000
 $114,400.00
 $      114,253.21
 10.200
 $1,119.19
   80.000
161030
0.5000

0000021550355
CARPENTER
11349 MONROE MILLS ROAD
HOWARD
OH
430280000
 $  36,500.00
 $        36,500.00
   9.800
 $   387.78
   60.833
111101
0.5000

0000021550421
GHERARDI
43 MATADOR LANE
DAVIE
FL
333240000
 $  52,500.00
 $        52,500.00
 10.950
 $   540.12
   75.000
161028
0.5000

0000021550488
HARLOWE
4096 CADLE CREEK ROAD
EDGEWATER
MD
210370000
 $243,000.00
 $      242,931.24
 12.050
 $2,508.89
   60.750
110920
0.5000

0000021550496
ELDEN
15660 MC CANN
SOUTHGATE
MI
481950000
 $  15,000.00
 $        15,000.00
   9.850
 $   196.99
   64.733
61125
0.5000

0000021550538
RHODES
3990 BRADDOCK COURT
MARTINEZ
GA
309070000
 $  77,600.00
 $        77,600.00
   8.650
 $   680.82
   80.000
161108
0.5000

0000021550553
BROWN
122-26 SPRINGFIELD BOULEV
SPRINGFIELD
NY
114130000
 $104,000.00
 $      103,847.22
   9.150
 $   945.78
   80.000
161009
0.5000

0000021550561
HILL
204 HASSELL STREET
GARNER
NC
275290000
 $  89,000.00
 $        88,956.21
   9.500
 $   748.37
   78.070
111015
0.5000

0000021550629
HARRIS
939 WEST 8TH STREET
PLAINFIELD
NJ
070630000
 $    8,512.00
 $          8,512.00
 10.200
 $   181.70
   79.999
11120
0.5000

0000021550751
CAFIERO
484 FRANK APPLEGATE ROAD
JACKSON
NJ
085270000
 $  30,000.00
 $        29,961.50
 10.200
 $   293.50
   42.916
161022
0.5000

0000021550785
KREIDEL
218 LINCOLN AVE
ELMWOOD PAR
NJ
074070000
 $  28,550.00
 $        28,550.00
 11.250
 $   397.33
   79.980
61118
0.5000

0000021550827
BATSON
307 LOLA AVENUE
MOLALLA
OR
970380000
 $  24,000.00
 $        24,000.00
 10.050
 $   258.64
   80.000
111113
0.5000

0000021550892
COLEMAN
914 EAST 15TH STREET
CHESTER
PA
190130000
 $  28,000.00
 $        27,986.66
   9.650
 $   238.51
   70.000
111030
0.5000

0000021550983
WRIGHT
4295 CIDER MILL DRIVE
CINCINNATI
OH
452450000
 $  96,000.00
 $        95,858.98
   9.150
 $   873.02
   80.000
161021
0.5000

0000021550991
MCINTYRE
98 POET AVENUE
NORTH BABYL
NY
117030000
 $  94,400.00
 $        94,400.00
 10.700
 $   955.19
   80.000
161105
0.5000

0000021551007
SCOTT
5126 W 24TH STREET
CICERO
IL
608040000
 $  46,750.00
 $        46,750.00
   8.700
 $   465.87
   46.287
111112
0.5000

0000021551064
OXFORD
635 LAKESHORE DRIVE
MILTON
FL
325700000
 $  12,000.00
 $        12,000.00
 11.650
 $   141.33
   76.921
111028
0.5000

0000021551072
BESS
600 MAGNOLIA STREET
SANFORD
NC
273300000
 $  45,050.00
 $        45,050.00
   9.950
 $   482.74
   85.000
111017
0.5000

0000021551163
JOHNSTON
3085 DAYTON ROAD
SPRINGFIELD
OH
455060000
 $  41,000.00
 $        40,938.61
   9.000
 $   368.89
   57.746
161025
0.5000

0000021551221
SINGLETARY
5486 LAZYBROOK COURT
FAYETTEVILL
NC
283140000
 $  52,850.00
 $        52,826.62
 10.000
 $   463.80
   70.000
111007
0.5000

0000021551254
BACK
1724 KATHERINE DRIVE
MOUNTAIN HO
AR
726530000
 $  72,000.00
 $        71,820.62
   9.650
 $   758.38
   80.000
111101
0.5000

0000021551270
WATSON
4935 SW CHESTNUT PLACE
BEAVERTON
OR
970050000
 $  20,000.00
 $        20,000.00
 10.200
 $   266.53
   61.856
61114
0.5000

0000021551296
BROWN
 HCR BOX 1240
REED SPRING
MO
657370000
 $  38,000.00
 $        38,000.00
   9.100
 $   344.35
   72.380
161112
0.5000

0000021551338
DOYLE
4712 NE SHERWOOD STREET
ALBURQUERQU
NM
871090000
 $  32,300.00
 $        32,258.55
 10.200
 $   316.00
   75.901
161025
0.5000

0000021551353
RICHARDSON
5059 MEADOWLARK LANE
TALLAHASSEE
FL
323030000
 $  40,610.00
 $        40,610.00
 10.250
 $   398.65
   64.460
161025
0.5000

0000021551379
WALKER
924 JONQUIL AVENUE
SEBRING
FL
338720000
 $  91,600.00
 $        91,553.50
   9.350
 $   760.22
   74.471
111030
0.5000

0000021551387
TEAGUE
4357 BART LEE STREET
CLAREMONT
NC
286100000
 $  56,000.00
 $        55,860.48
   9.650
 $   589.85
   78.984
111104
0.5000

0000021551510
BURKETT
2129 W. 21ST STREET
ERIE
PA
165020000
 $  22,400.00
 $        22,350.27
 10.900
 $   253.20
   64.000
111101
0.5000

0000021551536
STEWART
1609 N. KIRKWOOD ROAD
ARLINGTON
VA
222010000
 $  15,000.00
 $        14,927.50
 10.200
 $   163.04
   67.436
111029
0.5000

0000021551585
ROBINSON
28 CIELO DOLRADO DRIVE
ANTHONY
NM
880080000
 $  35,000.00
 $        34,917.09
 10.200
 $   380.41
   74.158
111030
0.5000

0000021551601
QUATRO
3932 HERRINGTON ROAD
CONWAY TOWN
MI
488360000
 $  17,000.00
 $        16,959.73
 10.200
 $   184.77
   68.712
111028
0.5000

0000021551619
FARNUM
10165 HORSEBACK TRAIL
PEYTON
CO
808310000
 $  92,000.00
 $        92,000.00
   9.550
 $   776.95
   69.696
111125
0.5000

0000021551643
ROEN
8738 E ANGUS DRIVE
SCOTTSDALE
AZ
852510000
 $  22,400.00
 $        22,400.00
 10.050
 $   241.40
   20.180
111029
0.5000

0000021551650
FLOWERS
19878 CAMPBELL STREET
HILMAR
CA
953240000
 $  12,500.00
 $        12,500.00
 10.050
 $   134.71
   72.323
111104
0.5000

0000021551668
HEATH
2739 E 1809 ROAD
OTTAWA
IL
613500000
 $  70,000.00
 $        70,000.00
   9.000
 $   629.81
   58.823
161112
0.5000

0000021551684
RODLAND
39 HILLCREST DR
RUCKERSVILL
VA
229680000
 $  30,000.00
 $        30,000.00
 10.400
 $   297.51
   41.279
161106
0.5000

0000021551734
COLWELL
ROUTE5 BOX 1232
WARSAW
MO
653550000
 $  26,000.00
 $        26,000.00
   9.150
 $   236.45
   80.000
161101
0.5000

0000021551759
ROWE
1113 W DRIFTWOOD DRIVE
PAYSON
AZ
855410000
 $  55,000.00
 $        55,000.00
   9.950
 $   480.64
   55.000
261030
0.5000

0000021551775
MACER
104 BUTTS LANE
VIRGINIA BE
VA
234510000
 $  19,500.00
 $        19,477.33
 10.950
 $   200.62
   37.500
161022
0.5000

0000021551809
JOSEPH
116-11 233RD STREET
CAMBRIA HEI
NY
114110000
 $  58,500.00
 $        57,847.06
 10.750
 $   797.59
   35.454
60923
0.5000

0000021551817
ADAMS
23 DRISCOLL LANE
MATTAPOISET
MA
027390000
 $  98,000.00
 $        97,954.27
   9.750
 $   841.98
   72.058
111011
0.5000

0000021551833
KIM
75 WEST HARTSDALE AVE #13
HARTSDALE
NY
105300000
 $  33,000.00
 $        32,847.27
 10.500
 $   364.79
   57.154
110925
0.5000

0000021551916
LEACH
3407 TAIT TERRACE
NORFOLK
VA
235130000
 $  52,500.00
 $        52,424.35
   9.300
 $   482.54
   70.000
161024
0.5000

0000021551940
JONES
3110 ABLE COURT
CHESTERFIEL
VA
238320000
 $  62,400.00
 $        62,174.49
 10.750
 $   633.51
   80.000
160826
0.5000

0000021551957
SENGUPTA
22924 TRUE GRIT PLACE
DIAMOND BAR
CA
917650000
 $  26,000.00
 $        26,000.00
 10.150
 $   345.76
   71.158
61118
0.5000

0000021552005
MORGAN
1035 FISHERMANS DRIVE
OSTEEN
FL
327640000
 $  60,000.00
 $        60,000.00
   9.450
 $   502.33
   80.000
111030
0.5000

0000021552039
GALLO
APPLE LANE
MILL NECK
NY
117650000
 $  45,000.00
 $        44,805.73
 11.250
 $   518.56
   38.852
110923
0.5000

0000021552047
WRIGHT
12870 N. 74TH LANE
PEORIA
AZ
853810000
 $    9,000.00
 $          8,776.12
 10.150
 $   191.89
   68.961
11021
0.5000

0000021552054
THOMPSON
985 WILLMOHR STREET
BROOKLYN
NY
112120000
 $115,500.00
 $      115,190.56
   9.900
 $1,106.96
   70.000
160913
0.5000

0000021552062
CRAIG
2183 DOVER LANE
LANCASTER
SC
297200000
 $  24,000.00
 $        23,939.93
   9.600
 $   252.07
   53.333
111016
0.5000

0000021552104
THOMPSON
840 AVALON DRIVE
LAKE HAVASU
AZ
864030000
 $  11,200.00
 $        11,200.00
 10.150
 $   148.95
   79.779
61104
0.5000

0000021552120
DELENOIS
363 VERNON AVENUE
BROOKLYN
NY
112060000
 $  38,650.00
 $        38,560.17
 10.990
 $   398.68
   79.993
160916
0.5000

0000021552146
TURNER
3102 KINGSWAY ROAD
FORT WASHIN
MD
207440000
 $116,000.00
 $      115,894.17
   9.875
 $1,007.29
   77.333
260923
0.5000

0000021552195
JEDRICK
4315 WILSHIRE AVENUE
BALTIMORE
MD
212060000
 $    7,000.00
 $          6,909.96
 10.150
 $   149.25
   60.767
11022
0.5000

0000021552237
CAMELIO
36 OAKCREST ROAD
NEEDHAM
MA
021920000
 $  24,000.00
 $        23,799.80
   9.990
 $   398.31
   60.554
31015
0.5000

0000021552286
BYERS
243 PARKWOOD CIRCLE
NICEVILLE
FL
325780000
 $  16,719.00
 $        16,719.00
 10.350
 $   183.26
   69.999
111121
0.5000

0000021552294
O'NEAL
8111 BURDELL DRIVE
COLUMBIA
SC
292090000
 $  30,000.00
 $        29,923.89
   9.450
 $   251.17
   50.415
111023
0.5000

0000021552310
SMITH
1804 OREGON AVE
LANDOVER
MD
207850000
 $  61,000.00
 $        60,549.70
   9.875
 $   650.86
   57.009
110827
0.5000

0000021552468
SMELLEY
105 CARTHAGE DRIVE
MOUNDVILLE
AL
354740000
 $  38,000.00
 $        38,000.00
   9.850
 $   404.87
   64.472
111115
0.5000

0000021552476
CORDOVA
205 63RD STREET SW
ALBUQUERQUE
NM
871050000
 $  55,000.00
 $        55,000.00
 11.000
 $   625.13
   79.955
111104
0.5000

0000021552492
KETCHUM
3630 SUNSTAR LOOP SW
ALBUQUERQUE
NM
871050000
 $  74,350.00
 $        74,350.00
 11.700
 $   878.03
   75.000
111113
0.5000

0000021552526
MOE
7912 NE 110THST
VANCOUVER
WA
986620000
 $  65,000.00
 $        65,000.00
 10.200
 $   635.91
   77.309
161127
0.5000

0000021552542
PAUL
52 SOMERSET AVENUE
ROXBORO
NC
275730000
 $  10,000.00
 $          9,976.19
 10.150
 $   108.39
   66.859
111030
0.5000

0000021552567
ATKINSON
1181 S. CLARKSON STREET
CITY OF DEN
CO
802100000
 $  10,700.00
 $        10,648.20
 10.150
 $   142.30
   38.076
61021
0.5000

0000021552591
ZALYSKI
45 WINGATE DRIVE
ROCHESTER
NY
146240000
 $  65,300.00
 $        65,300.00
   9.850
 $   565.83
   69.468
111108
0.5000

0000021552609
KURZWEIL
44 GREATSTONE DRIVE
MERRIMACK
NH
030540000
 $  65,000.00
 $        64,840.26
   9.800
 $   690.57
   48.148
111008
0.5000

0000021552658
RAPOSA
12 GRASSY PLAIN ROAD
BARRINGTON
RI
028060000
 $  94,400.00
 $        94,362.49
 10.500
 $   863.52
   80.000
110925
0.5000

0000021552674
PETRU
633 SOUTH 1000 WEST
OREM
UT
840580000
 $  27,814.00
 $        27,814.00
   9.750
 $   294.66
   80.000
111101
0.5000

0000021552682
DALLEMAND
2995 HEWLETTE AVENUE
MERRICK
NY
115660000
 $132,000.00
 $      131,887.38
 10.190
 $1,176.98
   48.888
110927
0.5000

0000021552708
EFFINGHAM
481 SONANDER ROAD
URBANA
OH
430780000
 $  97,750.00
 $        97,750.00
   9.800
 $   843.42
   85.000
111101
0.5000

0000021552724
HARPER
2300 CEDAR LANE
KINSTON
NC
285010000
 $  35,700.00
 $        35,700.00
   9.250
 $   367.43
   75.957
111118
0.5000

0000021552757
RICKERT
606 KINGSLEY AVENUE
WATERLOO
IA
507010000
 $  47,500.00
 $        47,375.60
   9.100
 $   484.61
   66.433
111025
0.5000

0000021552765
ROYAL
322 GARDEN DRIVE
LEXINGTON
NC
272920000
 $  47,600.00
 $        47,533.56
   9.550
 $   445.26
   85.000
161023
0.5000

0000021552773
MILLER
4380 BLAIR ROAD
ALLEGANY
NY
147060000
 $  40,500.00
 $        40,197.62
   9.750
 $   384.15
   73.636
160916
0.5000

0000021552807
COOK
17385 SW CHEYENNE WAY
TUALATIN
OR
970620000
 $  30,000.00
 $        30,000.00
 10.150
 $   325.15
   54.025
111108
0.5000

0000021552880
SEHESTED
38 RAIDER STREET
WEST BABYLO
NY
117040000
 $121,600.00
 $      121,487.28
   9.800
 $1,049.20
   80.000
110918
0.5000

0000021552997
MAY
1005 S O STREET
RICHMOND
IN
473740000
 $  19,000.00
 $        19,000.00
 10.750
 $   212.99
   61.290
111022
0.5000

0000021553045
BARRY
185 A PARKER STREET
MAYNARD
MA
017540000
 $  28,000.00
 $        27,730.95
 12.800
 $   414.78
   83.242
60920
0.5000

0000021553078
BUDZEIKA
2891 CHUCKWAGON WAY
LAKE WALES
FL
338530000
 $  25,250.00
 $        25,185.84
   9.450
 $   262.91
   68.243
111021
0.5000

0000021553094
REID
2587 MARLEE ROAD
CALLAHAN
FL
320110000
 $  40,500.00
 $        40,500.00
 11.350
 $   469.27
   75.000
111024
0.5000

0000021553128
THOMPSON
115 LEOPOLD AVE
WEST ISLIP
NY
117950000
 $  75,000.00
 $        74,766.35
   9.500
 $   630.65
   60.000
110924
0.5000

0000021553136
RADLEY
3791 SNOWDEN HILL ROAD
NEW HARTFOR
NY
134130000
 $  27,000.00
 $        27,000.00
   9.450
 $   281.13
   77.920
111115
0.5000

0000021553169
CASTANEDA
3500 BLUE LAKE DRIVE 202
POMPANO BEA
FL
330640000
 $  14,000.00
 $        13,967.74
 10.500
 $   154.76
   74.514
111022
0.5000

0000021553177
HINCHEE
10123 SHADES ROAD SE
HUNTSVILLE
AL
358030000
 $  16,200.00
 $        16,179.07
 10.150
 $   157.95
   26.452
161028
0.5000

0000021553243
MILLER
135 COTTAGE STREET
LOCKPORT
NY
140940000
 $  52,000.00
 $        51,931.44
 10.150
 $   507.00
   77.611
161104
0.5000

0000021553284
CARLSON
6 BUTTER JONES ROAD
CHESTER
CT
064120000
 $108,600.00
 $      108,517.83
   9.490
 $   912.38
   74.896
260930
0.5000

0000021553292
TAFT
49 STAR STREET
WARWICK
RI
028880000
 $  52,000.00
 $        51,977.71
 10.150
 $   462.12
   69.333
111017
0.5000

0000021553326
CUCCO
7 SENECA TRAIL
WAYNE
NJ
074700000
 $  25,000.00
 $        24,678.43
 10.150
 $   533.03
   73.568
11028
0.5000

0000021553425
PARK
24 HAVILAND PLACE
HAMBURG
NY
140750000
 $  64,000.00
 $        63,910.10
   9.500
 $   596.57
   80.000
161009
0.5000

0000021553474
MAUNEY
 WEST LOCUST STREET
SCOTTVILLE
IL
626830000
 $  24,500.00
 $        24,464.69
   9.300
 $   225.19
   70.000
161028
0.5000

0000021553565
HUDSON
6823 S DANTE AVENUE
CHICAGO
IL
606370000
 $  62,900.00
 $        62,900.00
   9.500
 $   528.90
   85.000
111119
0.5000

0000021553771
CUDDON
145-99 221ST STREET
ROSEDALE
NY
114130000
 $110,000.00
 $      109,879.37
   9.000
 $   885.09
   74.829
260927
0.5000

0000021553821
FEARRINGTON
9746 CONCORD CHURCH COURT
LEWISVILLE
NC
270230000
 $  74,800.00
 $        74,800.00
   9.350
 $   620.79
   85.000
111101
0.5000

0000021553839
SPENCER
670-672 DEWEY STREET
BRIDGEPORT
CT
066050000
 $  53,300.00
 $        53,260.12
 10.800
 $   499.55
   65.000
110920
0.5000

0000021553854
STAMPER
2565 2ND AVENUE NORTH
ST PETERSBU
FL
337130000
 $  62,400.00
 $        62,368.98
   9.450
 $   522.42
   80.000
111021
0.5000

0000021553912
SCHLEY
324 NW BIRCH AVENUE
REDMOND
OR
977560000
 $  57,500.00
 $        57,500.00
   8.900
 $   651.14
   76.666
81127
0.5000

0000021554100
RUST
30 FENNO STREET
REVERE
MA
021510000
 $  27,000.00
 $        26,473.58
 10.250
 $   360.56
   75.991
60809
0.5000

0000021554118
HENRY
20290 APPLEWOOD LANE
STRONGSVILL
OH
441360000
 $  20,000.00
 $        20,000.00
   9.850
 $   213.09
   75.865
111113
0.5000

0000021554134
HAWTHORNE
 ROUTE 2 BOX 258
ABBEVILLE
AL
363100000
 $  86,300.00
 $        85,424.66
   9.400
 $1,111.99
   70.737
60910
0.5000

0000021554241
LEWIS
12491 N.C. HIGHWAY 43
NASHVILLE
NC
278560000
 $  53,000.00
 $        53,000.00
 10.500
 $   529.15
   73.611
161104
0.5000

0000021554258
JACKSEN
LOT 83 HOLLISTER RANCH
GAVIOTA
CA
901170000
 $140,000.00
 $      140,000.00
 11.050
 $1,595.64
   50.963
111107
0.5000

0000021554324
DAE
108 PROGRESS ST
RIVERSIDE
NJ
080750000
 $118,400.00
 $      117,766.20
   8.900
 $1,193.86
   80.000
110912
0.5000

0000021554340
REISE
8522 MCNIECE LOOP SE
YELM
WA
985970000
 $  56,250.00
 $        56,250.00
   9.200
 $   577.24
   75.000
111022
0.5000

0000021554357
RALEY
17444 PALM DRIVE
MONTVERDE
FL
347560000
 $  14,500.00
 $        14,419.63
   9.900
 $   190.82
   68.213
61022
0.5000

0000021554373
CONDON II
396 DWIGHT RD.
SPRINGFIELD
MA
011080000
 $  73,500.00
 $        73,407.73
 10.300
 $   661.37
   70.000
110724
0.5000

0000021554407
BAZZI
2021 BIGELOW STREET
TOLEDO
OH
436060000
 $  25,200.00
 $        25,138.07
   9.800
 $   267.73
   70.000
111024
0.5000

0000021554423
WOOD
9251 SAGEBRUSH TRAIL
LITTLETON
CO
801240000
 $  29,900.00
 $        29,900.00
 10.150
 $   397.62
   70.047
61029
0.5000

0000021554431
MATHERLY
5819 SCARLET OAK DRIVE
GIBSONVILLE
NC
272490000
 $  25,000.00
 $        25,000.00
 10.150
 $   270.96
   48.126
111028
0.5000

0000021554464
ZIMMERMAN
5070 W BRIGANTINE COURT
WILMINGTON
DE
198080000
 $  40,000.00
 $        39,599.76
   9.850
 $   525.29
   66.666
60911
0.5000

0000021554472
JEFFRIES
539 W ABBOTTSFORD AVE
PHILADELPHI
PA
191440000
 $  48,000.00
 $        47,767.19
   9.990
 $   515.52
   80.000
110901
0.5000

0000021554498
HOOVER
106 MILLER AVE
SAYREVILLE
NJ
088720000
 $102,000.00
 $      101,299.22
   8.350
 $   875.53
   53.684
160813
0.5000

0000021554514
PRYOR
27 RICHELIEU TERRACE
NEWARK
NJ
071060000
 $  73,000.00
 $        72,093.11
   7.800
 $   601.55
   73.000
160410
0.5000

0000021554548
CUCUGLIELLO
701 ARNDT AVE.
RIVERSIDE
NJ
070750000
 $  76,000.00
 $        75,730.67
 10.900
 $   779.30
   80.000
160815
0.5000

0000021554563
ALLMOND
900 N ILLINOIS AVENUE
ATLANTIC CI
NJ
084010000
 $  96,000.00
 $        95,369.27
   8.750
 $   755.24
   80.000
101130
0.5000

0000021554571
NELSON
545 PINE STREET
DEERFIELD T
NJ
083520000
 $  68,800.00
 $        67,068.74
   9.950
 $   737.23
   80.000
101227
0.5000

0000021554589
PAOLINI
36 5TH ST.
NORTH ARLIN
NJ
070310000
 $  95,025.00
 $        94,215.23
   8.900
 $   958.17
   71.447
110920
0.5000

0000021554605
COAXUM
999 FORTY FOOT ROAD
LANSDALE
PA
194460000
 $108,500.00
 $      107,136.34
   8.950
 $   972.72
   70.000
160229
0.5000

0000021554621
SIMANOWITZ
1321 TAFT ROAD
TEANECK TOW
NJ
076660000
 $  83,300.00
 $        83,046.44
   8.900
 $   744.13
   50.180
160901
0.5000

0000021554639
JOHNSON
248 ISABELLA AVE
IRVINGTON
NJ
071110000
 $  80,000.00
 $        79,556.19
   8.500
 $   787.80
   80.000
110830
0.5000

0000021554647
MCKENZIE
63 DELMAR PL
IRVINGTON
NJ
071110000
 $  83,000.00
 $        82,454.79
   8.350
 $   712.44
   72.807
160729
0.5000

0000021554654
TYNER
317 2ND STREET
TRENTON
NJ
086110000
 $  38,000.00
 $        36,929.87
   9.800
 $   403.72
   73.076
101211
0.5000

0000021554662
LETTIERI
152 NORTH RAILROAD AVENUE
OLDMANS TOW
NJ
080670000
 $132,800.00
 $      132,187.50
   8.990
 $1,193.99
   80.000
160920
0.5000

0000021554670
WYNN
133 LINCOLN LANE
BERLIN
NJ
080090000
 $108,000.00
 $      107,956.15
 10.400
 $   979.86
   80.000
111001
0.5000

0000021554696
LEBRON
1344 STEWART STREET
NORTHAMPTON
PA
180670000
 $  90,000.00
 $        88,714.97
 10.000
 $   967.15
   79.646
110717
0.5000

0000021554704
REINHART
1024 CHERRY STREET
NORRISTOWN
PA
194010000
 $  35,000.00
 $        34,838.01
 10.500
 $   386.89
   66.037
110901
0.5000

0000021554738
ALESHIRE, JR
4069 INDIAN HEAD HWY
INDIAN HEAD
MD
206480000
 $118,150.00
 $      118,052.59
 10.350
 $1,067.54
   85.000
260830
0.5000

0000021554746
SUTTON
284 SORRENTO AVENUE
BUENA VISTA
NJ
083440000
 $  45,200.00
 $        44,992.86
   8.900
 $   403.78
   54.457
160815
0.5000

0000021554753
HOFFMAN
3202 S ASH AVENUE
INDEPENDENC
MO
640520000
 $    8,115.00
 $          8,115.00
 10.400
 $   109.05
   79.941
61119
0.5000

0000021554761
PERSON
 125-127 CAROLINA AVE
PARSIPPANY
NJ
071060000
 $103,600.00
 $      103,516.40
 10.450
 $   943.80
   70.000
110906
0.5000

0000021554795
BAKER
60 CORAL STREET
BROCKTON
MA
024020000
 $  56,250.00
 $        55,956.46
   9.350
 $   518.83
   75.000
160827
0.5000

0000021554811
SLOTTER
153 SAN FRANCISCO AVENUE
EGG HARBOR
NJ
082150000
 $  76,500.00
 $        76,288.35
   9.650
 $   720.60
   85.000
160912
0.5000

0000021554829
LINGLE
RR1 BOX 205
ANNVILLE
PA
170030000
 $  41,300.00
 $        41,262.52
   9.900
 $   359.39
   28.114
110909
0.5000

0000021554837
BARNOSKI
665 RIVER ROAD
PISCATAWAY
NJ
088540000
 $120,000.00
 $      119,844.46
   9.250
 $   987.22
   80.000
110903
0.5000

0000021554852
COCOCCIA
2 DELLWOOD RD.
BRONXVILLE
NY
107080000
 $238,000.00
 $      237,472.58
 11.350
 $2,513.55
   61.818
160830
0.5000

0000021554860
REINHART
27 E CHESNUT ST.
NORRISTOWN
PA
194010000
 $  35,000.00
 $        34,838.01
 10.500
 $   386.89
   70.000
110901
0.5000

0000021554878
BEEBE
111 S MAIN STREET
MEDFORD TWP
NJ
080550000
 $103,600.00
 $      103,507.76
   9.990
 $   908.40
   80.000
110919
0.5000

0000021554902
NEBLETT
28 LAKE STREET
GLASSBORO B
NJ
080280000
 $  50,500.00
 $        50,149.31
   9.800
 $   480.67
   63.125
160619
0.5000

0000021554928
DYAR
150 MULBERRY DRIVE
SENECA
SC
296780000
 $  31,500.00
 $        31,425.04
 10.150
 $   341.40
   51.562
111030
0.5000

0000021554944
KINSLOW
4 JARVIS STREET
PEMBERTON T
NJ
080150000
 $  52,500.00
 $        52,452.06
   9.900
 $   456.86
   70.000
110829
0.5000

0000021554951
THOMPSON
430 GREEN LEAF STREET
ALLENTOWN
PA
181020000
 $  29,500.00
 $        29,500.00
   9.850
 $   314.31
   73.750
111107
0.5000

0000021554969
SLOAN
71 DENHOFF STREET
FREEPORT
NY
115200000
 $  85,000.00
 $        84,880.61
   9.500
 $   792.32
   72.033
160925
0.5000

0000021554977
GONZALEZ
11218 SR 15 RT. 3
MONTPELIER
OH
435430000
 $  64,000.00
 $        64,000.00
   9.500
 $   538.15
   80.000
111030
0.5000

0000021554985
STARLIPER
18631 CHERRYFIELD ROAD
DRAYDEN
MD
206300000
 $  41,126.00
 $        41,028.13
 10.150
 $   445.73
   80.000
111104
0.5000

0000021554993
VANNOTE
220 BARTLEY ROAD
JACKSON
NJ
085270000
 $  80,000.00
 $        79,413.44
   9.950
 $   857.24
   55.172
110901
0.5000

0000021555008
WALLER
22 BERKLEY ROAD
EAST GREENW
NJ
080610000
 $  58,400.00
 $        58,270.68
   8.990
 $   469.48
   80.000
110708
0.5000

0000021555040
WASHINGTON
5518 MAYVIEW AVE
BALTIMORE
MD
212060000
 $  75,200.00
 $        75,014.14
 10.550
 $   753.31
   80.000
160919
0.5000

0000021555057
TROUT
143 MEMORIAL LANE
MOUNT LAURE
NJ
080540000
 $  97,000.00
 $        96,484.94
   8.990
 $   983.27
   63.815
110912
0.5000

0000021555065
JEFFRIES
112 ELMWOOD AVE.
EAST ORANGE
NJ
070180000
 $  68,000.00
 $        67,951.28
 11.000
 $   647.58
   80.000
110916
0.5000

0000021555073
LINDBLOOM
22431 MYLLS STREET
ST. CLAIR S
MI
480810000
 $  45,300.00
 $        45,275.76
   9.100
 $   367.76
   44.851
111021
0.5000

0000021555081
REPPERT
37 CENTER AVENUE
TOPTON
PA
195620000
 $  59,500.00
 $        59,453.52
 10.600
 $   548.73
   70.000
110918
0.5000

0000021555107
WHITELEY
 ROBERTS RIDGE ROAD
WATERBORO
ME
040300000
 $  61,000.00
 $        60,978.25
 11.000
 $   580.92
   54.464
261001
0.5000

0000021555115
GINDER
182 GRANDVIEW AVE
NANUET
NY
109540000
 $100,000.00
 $        99,574.14
   9.750
 $   948.52
   77.088
160925
0.5000

0000021555123
SKIERSKI
235 7TH AVENUE
HADDON HEIG
NJ
080350000
 $  80,000.00
 $        79,910.43
   8.900
 $   637.96
   80.000
110913
0.5000

0000021555149
BUCKINGHAM
 ROUTE 3 BOX 213A
GREENVILLE
IL
622460000
 $  93,500.00
 $        93,500.00
   9.500
 $   871.55
   85.000
161118
0.5000

0000021555156
WILLIAMS
9251 S ADA STREET
CHICAGO
IL
606200000
 $  94,350.00
 $        94,350.00
   9.800
 $   814.08
   85.000
111023
0.5000

0000021555164
HURLEY
792 WEST AVE.
BUFFALO
NY
142130000
 $  60,000.00
 $        59,694.66
 10.850
 $   676.32
   80.000
110828
0.5000

0000021555172
MCNAIR
 ROUTE 7 BOX 186-K
FAYETTEVILL
NC
283060000
 $  19,486.00
 $        19,486.00
 10.150
 $   415.46
   79.855
11108
0.5000

0000021555222
SIMS
3409 MEANDERING COURT
FT SMITH
AR
729030000
 $  89,600.00
 $        89,600.00
   9.550
 $   838.12
   80.000
161025
0.5000

0000021555289
DOLD
214 S BROWN THRUSH COURT
WICHITA
KS
672090000
 $  15,000.00
 $        15,000.00
 10.150
 $   319.82
   79.590
11114
0.5000

0000021555321
SMITH
37045 PINE MEADOWS LANE
UMATILLA
FL
327840000
 $  53,600.00
 $        53,576.29
 10.000
 $   470.38
   78.823
261025
0.5000

0000021555354
WADE
5108 COURT STREET
ZEPHYRHILLS
FL
335410000
 $  35,000.00
 $        34,867.63
   9.450
 $   407.24
   76.086
81018
0.5000

0000021555362
MOONEY
1202 TAMPA DRIVE
TALLAHASSEE
FL
323080000
 $  50,400.00
 $        50,270.96
   9.350
 $   521.74
   70.000
111022
0.5000

0000021555388
WALLE
2890A USINA ROAD EXTENSIO
ST AUGUSTIN
FL
320950000
 $  35,000.00
 $        34,707.50
   9.000
 $   355.00
   57.377
111028
0.5000

0000021555479
LYNCH
361 MONIKA PLACE
ST AUGUSTIN
FL
320840000
 $  16,000.00
 $        16,000.00
 10.150
 $   156.00
   79.744
161104
0.5000

0000021555487
ALSTON
817 W 4TH STREET
WILMINGTON
DE
198010000
 $  80,000.00
 $        80,000.00
 10.800
 $   899.26
   80.000
111106
0.5000

0000021555495
CHARRON
197 LAKE STREET
NEWARK
NJ
071040000
 $  58,000.00
 $        57,850.20
 10.250
 $   569.36
   52.727
160924
0.5000

0000021555537
BRIDGERS
2831 FRIAR TUCK ROAD
RALEIGH
NC
276100000
 $  56,000.00
 $        56,000.00
   9.600
 $   727.70
   80.000
61022
0.5000

0000021555586
NESS
1 GREEN VALLEY ROAD
SEVEN VALLE
PA
173600000
 $  73,000.00
 $        72,890.70
   9.000
 $   656.80
   84.883
161023
0.5000

0000021555594
BURNETTE
5468 KOLBY COURT
NOBLESVILLE
IN
460600000
 $119,000.00
 $      119,000.00
   9.800
 $1,264.26
   85.000
111106
0.5000

0000021555602
SGORBISSA
371 LIBERTY STREET
BEACON
NY
125080000
 $  80,000.00
 $        79,801.74
 10.500
 $   798.71
   80.000
160923
0.5000

0000021555651
PEARCE
1300 BURBANK STREET
DOTHAN
AL
363030000
 $  17,680.00
 $        17,680.00
 10.150
 $   172.38
   79.996
161105
0.5000

0000021555669
MIXON
 ROUTE 1 BOX 208
WARRENVILLE
SC
298510000
 $  44,000.00
 $        44,000.00
   9.200
 $   451.53
   79.279
111125
0.5000

0000021555719
HERRING
5004 130TH PLACE NE
MARYSVILLE
WA
982710000
 $105,000.00
 $      104,946.70
   9.350
 $   871.43
   76.086
111021
0.5000

0000021555727
BARRALL
2828 W. BEERSVILLE RD
BATH
PA
180140000
 $  35,000.00
 $        34,896.04
 10.150
 $   341.25
   71.287
161025
0.5000

0000021555776
GOSINE
133-35 SHULTAS PLACE
HARTFORD
CT
061140000
 $  34,600.00
 $        34,532.69
 12.300
 $   421.96
   75.015
111011
0.5000

0000021555800
MEEHAN
3253 INVERNESS COURT
WALDORF
MD
206020000
 $  56,700.00
 $        56,700.00
   9.850
 $   491.31
   64.067
111023
0.5000

0000021555818
LUCAS
3408 GREENFIELD DRIVE
ROCKY MOUNT
NC
278040000
 $  83,725.00
 $        83,308.02
   9.650
 $1,090.27
   85.000
61022
0.5000

0000021555867
LOISELLE
111 LAKE STREET
CRANSTON
RI
029100000
 $  31,500.00
 $        31,336.60
   9.250
 $   324.20
   75.000
111001
0.5000

0000021555875
SMITH
1243 KILLIAN ARCH RD
COLUMBIA
SC
292020000
 $  38,400.00
 $        38,381.50
   9.600
 $   325.70
   80.000
111022
0.5000

0000021555891
BARRON
2705 DUNBAR STREET
FT PIERCE
FL
349470000
 $  13,000.00
 $        12,964.00
   9.600
 $   136.54
   78.878
111022
0.5000

0000021556089
STOCKMAN
1441 HORSEHEAD LANE
LUGOFF
SC
290780000
 $  40,000.00
 $        39,902.67
   9.950
 $   428.62
   83.333
111028
0.5000

0000021556147
COOPER
 ROUTE 3 BOX 235A
KINGSTREE
SC
295560000
 $  43,600.00
 $        43,600.00
 10.000
 $   468.53
   80.000
111108
0.5000

0000021556162
HOWELL III
91 JEFFERSON ST
PHILLIPSBUR
NJ
088650000
 $    6,850.00
 $          6,850.00
 10.350
 $     75.09
   69.992
111112
0.5000

0000021556170
CLARKE
1810 SW SALEM AVENUE
ROANOKE
VA
240150000
 $  26,600.00
 $        26,399.04
   9.600
 $   249.69
   70.000
161015
0.5000

0000021556261
MOLINA
1501 INDIANA AVENUE
ST CLOUD
FL
347690000
 $  60,000.00
 $        59,966.18
   8.850
 $   476.32
   75.000
111023
0.5000

0000021556287
OGUNDIJO HOW
849 BARKLEY WAY
COLUMBUS
GA
319070000
 $  22,700.00
 $        22,593.24
 10.650
 $   308.22
   69.934
61030
0.5000

0000021556295
WHITMAN
30 COLT LANE
PLYMOUTH
MA
023600000
 $113,600.00
 $      113,425.67
   9.250
 $1,040.43
   80.000
161015
0.5000

0000021556402
GRAVES
3435 HOVEY STREET
INDIANAPOLI
IN
462180000
 $  40,800.00
 $        40,800.00
   9.300
 $   421.14
   80.000
111105
0.5000

0000021556535
FARMER
 RR 4 BOX 388
EASTMAN
GA
310230000
 $  34,000.00
 $        34,000.00
   9.550
 $   318.04
   80.000
161104
0.5000

0000021556550
NEWTON
29 SOUTH COOK AVENUE
TRENTON
NJ
086090000
 $  56,000.00
 $        55,989.61
 10.950
 $   531.19
   80.000
261018
0.5000

0000021556626
WHITFIELD
2 STONE VILLAGE COURT
DURHAM
NC
277050000
 $  15,500.00
 $        15,500.00
 10.150
 $   151.13
   68.205
161120
0.5000

0000021556667
HAWTHORNE
3617 LAMAR AVENUE
CHATTANOOGA
TN
374150000
 $  15,000.00
 $        14,964.29
 10.150
 $   162.58
   38.945
111030
0.5000

0000021556683
MATCHETT
2800 W MAXIMILLIAN PLACE
TUCSON
AZ
857410000
 $  27,000.00
 $        27,000.00
 10.150
 $   359.06
   65.444
61101
0.5000

0000021556741
LOMBARDI
30 LILLIS AVENUE
BARRINGTON
RI
028060000
 $  81,000.00
 $        80,916.44
 11.850
 $   883.43
   61.363
161021
0.5000

0000021556790
CUNNINGHAM
6421 ORCHARD LANE
CINCINNATI
OH
452130000
 $  82,800.00
 $        82,800.00
   8.400
 $   713.33
   80.000
161114
0.5000

0000021556824
WASHINGTON
36 S 17TH STREET
EAST ORANGE
NJ
070180000
 $  94,500.00
 $        94,426.97
 10.650
 $   875.05
   70.000
110911
0.5000

0000021556832
PRUDEN
101 W 8TH STREET
BURLINGTON
NJ
080160000
 $102,000.00
 $      101,882.44
   9.900
 $   887.60
   85.000
110926
0.5000

0000021556881
VOSTINAK
103 KRAPF ROAD
ASHFORD
CT
062780000
 $  54,400.00
 $        54,400.00
   9.750
 $   516.00
   79.058
161118
0.5000

0000021556923
RAMSEY
917 11TH COURT
PHENIX CITY
AL
368670000
 $  36,550.00
 $        36,550.00
 12.000
 $   375.96
   83.068
261105
0.5000

0000021556931
MCCRARY
1320 CHAPMAN LANE
NEWTON
NC
286580000
 $  41,000.00
 $        41,000.00
   9.600
 $   430.61
   79.922
111023
0.5000

0000021556949
ADAIR
1632 OLD COLONIAL WAY
MELBOURNE
FL
329350000
 $  32,976.00
 $        32,962.60
 10.400
 $   299.19
   79.999
261029
0.5000

0000021556964
MASUCCI
7 VERNDALE STREET
MATTAPAN
MA
021260000
 $  75,000.00
 $        74,901.88
 10.050
 $   726.26
   68.181
160923
0.5000

0000021557004
MENDOZA
13 BROOKSTONE ROAD
VOORHEES
NJ
080430000
 $106,500.00
 $      106,250.41
   9.500
 $   992.72
   71.959
160924
0.5000

0000021557020
PASSERO
760 EASTBROOKE LANE
BRIGHTON
NY
146180000
 $  52,500.00
 $        52,500.00
   9.500
 $   441.45
   75.000
261101
0.5000

0000021557087
LARKIN
5128 CHURCH ROAD
MT. LAUREL
NJ
080540000
 $124,000.00
 $      123,496.67
 10.600
 $1,246.34
   72.941
160826
0.5000

0000021557103
COMPHER
50455 HIGHWAY 12
FRISCO
NC
279360000
 $  39,100.00
 $        39,100.00
 10.150
 $   423.77
   79.966
111030
0.5000

0000021557137
HARPER
416 SOUTH 47OO WEST
OGDEN
UT
844040000
 $  64,000.00
 $        64,000.00
   9.000
 $   514.96
   72.727
111104
0.5000

0000021557160
PARKER
3410 N 48TH STREET
TAMPA
FL
336050000
 $  37,600.00
 $        37,600.00
   9.500
 $   350.49
   80.000
161106
0.5000

0000021557194
SCOTT
313 ADOBE ROAD
TAOS
NM
875710000
 $  30,000.00
 $        29,961.25
 10.150
 $   292.50
   74.652
161028
0.5000

0000021557228
JACKSON
112 E SECOND STREET
TILTON
IL
618330000
 $  32,000.00
 $        32,000.00
 10.350
 $   289.14
   80.000
111030
0.5000

0000021557236
BING
3225 LANSDELL DRIVE
JACKSONVILL
FL
322080000
 $  40,490.00
 $        40,490.00
 10.100
 $   437.59
   79.986
111106
0.5000

0000021557244
HALL
145 SABETA ST
PONCHA SPRI
CO
812420000
 $  28,000.00
 $        28,000.00
 10.150
 $   273.00
   62.420
161125
0.5000

0000021557251
TAYLOR
21 COLE STREET
KINGSTON
MA
023640000
 $  73,600.00
 $        73,600.00
   8.950
 $   659.84
   80.000
161107
0.5000

0000021557293
AUDREY
1418 NE HERITAGE DRIVE
GRANTS PASS
OR
975260000
 $  51,800.00
 $        51,800.00
 10.050
 $   501.60
   75.788
161113
0.5000

0000021557319
MATHIS
520 S. 175 EAST
IVINS
UT
847380000
 $  43,600.00
 $        43,600.00
   9.300
 $   450.04
   80.000
111113
0.5000

0000021557343
WINSTON
2687 WHISPERING PINE DRIV
MONTGOMERY
AL
361160000
 $  56,000.00
 $        56,000.00
   9.150
 $   713.94
   67.065
61104
0.5000

0000021557376
LAMPRIGHT
9107 E NASSAU AVENUE
DENVER
CO
802370000
 $  60,800.00
 $        60,766.08
   8.900
 $   484.85
   80.000
111022
0.5000

0000021557400
DURRANT
705 SOUTH 200 EAST
NEPHI
UT
846480000
 $  10,430.00
 $        10,430.00
 10.400
 $   140.16
   79.993
61125
0.5000

0000021557426
EINSTEIN
490 SALEM AVENUE
WOODBURY
NJ
080960000
 $  64,900.00
 $        64,900.00
 10.200
 $   579.16
   83.205
261101
0.5000

0000021557434
JACKSON
520 BAINBRIDGE AVENUE
MAYS LANDIN
NJ
083300000
 $  29,250.00
 $        29,146.33
 10.800
 $   297.95
   65.000
161018
0.5000

0000021557491
VOLPA
1792 CROMWELL AVENUE
CLOVIS
CA
936110000
 $  25,000.00
 $        25,000.00
 10.150
 $   332.46
   74.559
61112
0.5000

0000021557509
GARZA
3624 KESWICK COURT
SAN JOSE
CA
951270000
 $144,000.00
 $      144,000.00
   8.800
 $1,138.00
   80.000
111101
0.5000

0000021557541
LYNCH
80 MENHADEN ROAD
LEESBURG
NJ
083270000
 $  60,100.00
 $        59,797.14
   8.950
 $   759.70
   79.602
61021
0.5000

0000021557566
HAFER
1902 SW 4TH STREET
RUSKIN
FL
335700000
 $  48,000.00
 $        48,000.00
   9.450
 $   445.86
   80.000
161105
0.5000

0000021557582
BENSON
323 N PEACH STREET
FRUITA
CO
815210000
 $  69,000.00
 $        68,818.48
   9.050
 $   701.90
   60.000
111028
0.5000

0000021557632
STEPHENS
935 PINECREST DRIVE
CUMBERLAND
MD
215020000
 $  65,600.00
 $        65,600.00
   9.250
 $   539.68
   80.000
111127
0.5000

0000021557673
HAHN
223 CLAMER ROAD
EWING
NJ
086280000
 $  88,000.00
 $        87,898.45
   8.800
 $   780.48
   75.862
161024
0.5000

0000021557723
STAVOLO
181 PATTON AVENUE
WEST BERLIN
NJ
080910000
 $  91,800.00
 $        91,800.00
   9.750
 $   870.74
   79.826
161022
0.5000

0000021557772
HAYES
3719 EAST GROVE STREET
TAMPA
FL
336100000
 $  10,000.00
 $          9,978.10
 11.050
 $   113.98
   65.198
111022
0.5000

0000021557848
EVANS
304 PLUMMER STREET
OIL CITY
PA
163010000
 $  12,000.00
 $        12,000.00
 10.800
 $   134.89
   68.571
111115
0.5000

0000021557921
MILLER
521 WALNUT AVENUE
LINDENWOLD
NJ
080210000
 $  84,800.00
 $        84,668.79
   9.300
 $   779.41
   81.538
161017
0.5000

0000021557939
PRUSKOWSKI
1511 HARVEY LANE
POTTSTOWN
PA
194650000
 $131,750.00
 $      131,750.00
   9.300
 $1,210.93
   85.000
161030
0.5000

0000021557954
DILKS
906 EAST TAMPA AVENUE
CHERRY HILL
NJ
080340000
 $  99,000.00
 $        98,814.16
   8.800
 $   878.04
   77.952
161016
0.5000

0000021557988
WILCOX
13233 GREYWOOD CIR
FORT MYERS
FL
339120000
 $  16,652.00
 $        16,652.00
 11.150
 $   190.84
   48.231
111105
0.5000

0000021557996
TOWNSEND
2628 ROSEPLACE
LENOIR
NC
286450000
 $  49,895.00
 $        49,895.00
   9.950
 $   534.65
   85.000
111028
0.5000

0000021558101
EBERT
113 BAYLOR DRIVE
BUENA VISTA
CO
812110000
 $  76,000.00
 $        76,000.00
   9.300
 $   627.99
   80.000
111030
0.5000

0000021558135
HUBBARD
143 LINCOLN STREET
BANGOR
ME
044010000
 $  43,000.00
 $        43,000.00
   8.950
 $   434.86
   71.666
111113
0.5000

0000021558150
JONES
112 PENN STREET
GREENVILLE
SC
296050000
 $  13,000.00
 $        12,970.04
 10.500
 $   143.71
   67.811
111017
0.5000

0000021558168
FUNG
782 HILL AVENUE
ASTON
PA
190140000
 $  78,400.00
 $        78,183.29
   8.500
 $   772.04
   80.000
111017
0.5000

0000021558200
RAYMOND
1800 20TH AVENUE
MELROSE PAR
IL
601600000
 $  86,760.00
 $        86,760.00
   9.300
 $   716.90
   76.105
111029
0.5000

0000021558234
HOLIFIELD
4001 6TH AVE
BRIGHTON
AL
350200000
 $  50,000.00
 $        50,000.00
   8.800
 $   501.21
   76.923
111118
0.5000

0000021558259
LEIGAN
6825 SHALOM DR SW
OLYMPIA
WA
985120000
 $117,300.00
 $      117,300.00
   9.200
 $   960.76
   78.200
111030
0.5000

0000021558275
O CONNOR
55 TOGANSETT ROAD
PROVIDENCE
RI
029100000
 $  74,800.00
 $        74,800.00
   9.750
 $   642.65
   85.000
261022
0.5000

0000021558291
DALEY
761 KING STREET
RAYNHAM
MA
027670000
 $  97,200.00
 $        97,135.43
   8.050
 $   716.62
   80.000
111023
0.5000

0000021558408
CROSS
3101 NORWEGIAN WOODS
RALEIGH
NC
276030000
 $  21,936.00
 $        21,936.00
 10.150
 $   237.75
   78.643
111118
0.5000

0000021558432
CHAPPELEAR
161 EAST 5TH STREET
WEST MORLAN
CA
922810000
 $  35,000.00
 $        35,000.00
   9.600
 $   367.60
   70.000
111115
0.5000

0000021558440
DRUM
3877 BOTTOM LANE
CLAREMONT
NC
286100000
 $  16,000.00
 $        16,000.00
   9.600
 $   207.92
   50.156
61028
0.5000

0000021558473
ARCHULETA
23 TERRY DRIVE
LOS LUNAS
NM
870310000
 $  77,000.00
 $        77,000.00
   9.200
 $   790.18
   61.111
111114
0.5000

0000021558499
KREPSKY
15821 NW HEDGEHOG STREET
RAMSEY
MN
553030000
 $  55,000.00
 $        54,833.13
   9.450
 $   572.67
   48.672
111028
0.5000

0000021558507
HARROLD
90 HOGBACK ROAD
PITTSTOWN
NJ
088670000
 $  95,000.00
 $        95,000.00
   8.800
 $   750.77
   55.882
111105
0.5000

0000021558549
THOMPSON
84 ROSEMONT AVENUE
PAWTUCKET
RI
028610000
 $  77,500.00
 $        77,397.27
   9.950
 $   745.33
   53.448
161028
0.5000

0000021558556
LINDSEY
ROUTE 20 BOX 33J
SANTA FE
NM
875010000
 $  40,500.00
 $        40,299.44
   9.750
 $   529.62
   65.956
61104
0.5000

0000021558564
HALE
5502 W LELAND AVENUE
CHICAGO
IL
606300000
 $  48,170.00
 $        48,170.00
   9.850
 $   460.08
   80.000
161118
0.5000

0000021558580
DUKES EGLETO
6 NORTH STREET
AMBLER
PA
190020000
 $  58,250.00
 $        58,091.14
   8.650
 $   578.75
   58.250
111017
0.5000

0000021558630
MERTZ
1801 JORDANS RETREAT ROAD
NEW WINDSOR
MD
217760000
 $165,000.00
 $      164,920.53
   9.600
 $1,399.47
   84.615
111016
0.5000

0000021558721
JOWERS
2063 BUCKMAN STREET
JACKSONVILL
FL
372060000
 $  28,000.00
 $        28,000.00
   9.650
 $   294.93
   59.574
111127
0.5000

0000021558945
JONES
1232 WEBBTOWN ROAD
MAPLE HILL
NC
284540000
 $  59,000.00
 $        59,000.00
 10.150
 $   639.45
   78.666
111127
0.5000

0000021559059
JOHNSON
88 S. 25TH AVENUE
BEECH GROVE
IN
461070000
 $  67,900.00
 $        67,900.00
   9.350
 $   563.53
   79.882
111105
0.5000

0000021559141
COLE
13 BROMFIELD STREET
NEWBURYPORT
MA
019500000
 $  58,657.00
 $        58,657.00
 10.150
 $   571.90
   79.999
161106
0.5000

0000021559174
CURRY
2136 16TH AVENUE SOUTH
ST PETERSBU
FL
337120000
 $  23,800.00
 $        23,768.45
   9.950
 $   228.89
   85.000
161021
0.5000

0000021559232
CAMPBELL
474 BETHLEHEM ROAD
STATESVILLE
NC
286770000
 $  76,500.00
 $        76,500.00
   9.800
 $   728.14
   85.000
161125
0.5000

0000021559265
DEVRIES
4620 REDWING COURT
GRANDVILLE
MI
494180000
 $  60,000.00
 $        60,000.00
   9.200
 $   547.58
   51.724
161106
0.5000

0000021559307
HOWELL, III
610 WHITE WATER DRIVE
WEST PALM B
FL
334130000
 $  85,600.00
 $        85,600.00
   9.450
 $   716.66
   80.000
111113
0.5000

0000021559315
KOWALSKI
95 REDMONT ROAD
WATCHUNG
NJ
070600000
 $  68,000.00
 $        68,000.00
   9.850
 $   649.48
   79.925
161113
0.5000

0000021559331
MIRAFLORES
254 WELLBROOK AVENUE
STATEN ISLA
NY
103140000
 $  25,000.00
 $        25,000.00
 10.400
 $   274.81
   64.857
111112
0.5000

0000021559364
ESTEVES
2172 OLD SKIPPACK ROAD
WOXALL
PA
189790000
 $  25,000.00
 $        25,000.00
 12.300
 $   363.03
   55.989
61104
0.5000

0000021559372
LAPIANA
3442 NORTH OCTAVIA AVENUE
CHICAGO
IL
606340000
 $  15,000.00
 $        15,000.00
   9.850
 $   317.60
   69.104
11120
0.5000

0000021559398
SANDERS
318 SW PALATINE HILL ROAD
PORTLAND
OR
972190000
 $126,000.00
 $      125,946.59
 10.200
 $1,124.41
   70.000
111025
0.5000

0000021559406
BUZEWSKI
23116 W DITNER DRIVE
ROCKWOOD
MI
481730000
 $  60,000.00
 $        59,911.29
   9.100
 $   543.71
   75.949
161030
0.5000

0000021559430
FRANCIS
1103 CARLTON COURT
LEESBURG
FL
347480000
 $  50,800.00
 $        50,776.79
   9.850
 $   440.19
   80.000
261018
0.5000

0000021559463
COSTON
20639 HELLENIC DRIVE
OLYMPIA FIE
IL
604610000
 $  30,750.00
 $        30,676.14
 10.050
 $   331.39
   79.607
111016
0.5000

0000021559521
HIGGINS
625 OLD FARM ROAD
STATESVILLE
NC
286770000
 $  20,000.00
 $        20,000.00
 10.150
 $   265.97
   40.478
61105
0.5000

0000021559539
SCHWAEGERL
2114 STAUNTON AVENUE
WINTER PARK
FL
327890000
 $  22,000.00
 $        22,000.00
   9.850
 $   234.40
   78.017
111120
0.5000

0000021559547
HAMM
240 MARANATHA ROAD
KELSO
WA
986260000
 $  16,000.00
 $        16,000.00
 10.150
 $   156.00
   74.141
161112
0.5000

0000021559745
DUCHENE
24116 SW FRONTAGE ROAD
CHANNAHON
IL
604100000
 $  37,000.00
 $        36,989.41
 12.000
 $   380.59
   34.579
110930
0.5000

0000021559778
PETRUCCI
12 PINE GLEN ROAD
SIMSBURY
CT
060700000
 $201,450.00
 $      201,450.00
   9.700
 $2,127.98
   85.000
111106
0.5000

0000021559802
WARD
2988 GREENRIDGE DRIVE
VERONA
PA
151470000
 $  77,000.00
 $        76,803.76
   9.400
 $   799.42
   79.381
110930
0.5000

0000021559810
SQUIER
3419 DOLPHIN DRIVE
SEBRING
FL
338700000
 $  44,000.00
 $        44,000.00
   9.450
 $   458.14
   80.000
111105
0.5000

0000021559844
JORGENSEN
9617 CENTURY DRIVE
SPRING HILL
FL
346080000
 $  41,650.00
 $        41,630.97
   9.850
 $   360.91
   85.000
111023
0.5000

0000021559869
DION
278 WHITNEY ST
NORTHBOROUG
MA
015320000
 $  12,700.00
 $        12,700.00
 10.150
 $   137.65
   79.952
111125
0.5000

0000021559885
LAMANIS
2867 SAMPSON AVENUE
BRONX
NY
104650000
 $  21,400.00
 $        21,400.00
 10.150
 $   284.59
   50.776
61118
0.5000

0000021559943
HAM
3715 OAK HILL AVENUE
ST. LOUIS
MO
631160000
 $  52,000.00
 $        52,000.00
 10.350
 $   469.85
   80.000
111029
0.5000

0000021559976
THOMPSON
3743 CLAUDE BREWER ROAD
LOGANVILLE
GA
302490000
 $  88,000.00
 $        88,000.00
   9.550
 $   823.16
   80.000
161108
0.5000

0000021559984
COLLINS
5335 W QUINCY
CHICAGO
IL
606440000
 $  44,000.00
 $        44,000.00
 10.000
 $   472.83
   48.888
111113
0.5000

0000021560057
BYRNE
3016 NE IRVING STREET
CITY OF POR
OR
972320000
 $  35,000.00
 $        34,954.79
 10.150
 $   341.25
   77.570
161101
0.5000

0000021560172
CASTILLO
127 EAST JOHNSON AVENUE
PENSACOLA
FL
325040000
 $  24,000.00
 $        24,000.00
 11.300
 $   277.33
   80.000
111108
0.5000

0000021560180
STARNES
5282 LOOPER ROAD
GRANITE FAL
NC
286300000
 $113,100.00
 $      113,100.00
 10.500
 $1,250.21
   79.647
111104
0.5000

0000021560198
LITTLETON
32505 N.C. HWY
CURRIE
NC
284350000
 $  22,000.00
 $        22,000.00
   9.250
 $   281.68
   48.888
61127
0.5000

0000021560206
MARENGO
101-29 116TH STREET
RICHMOND HI
NY
114190000
 $100,000.00
 $        99,595.76
 11.950
 $1,196.96
   64.516
110930
0.5000

0000021560297
PEPERSACK
13147 LAVAL STREET
NEW ORLEANS
LA
701290000
 $  40,500.00
 $        40,500.00
   9.150
 $   516.34
   75.000
61108
0.5000

0000021560305
BALL
38-40 SANDY POND ROAD
AYER
MA
014320000
 $  40,000.00
 $        40,000.00
   9.250
 $   411.68
   32.000
111104
0.5000

0000021560446
EICHMAN
222 N. ESSEX AVENUE
BOROUGH OF
PA
190720000
 $  15,700.00
 $        15,700.00
 10.150
 $   208.79
   79.991
61106
0.5000

0000021560511
MC CAULEY
849 PERALTA STREET
PITTSBURGH
PA
152120000
 $  22,000.00
 $        21,950.70
 10.800
 $   247.30
   78.571
111101
0.5000

0000021560552
SHAHAN
1203 SPARTAN AVENUE
ALBERT LEA
MN
560070000
 $  19,000.00
 $        19,000.00
 10.150
 $   252.67
   75.806
61105
0.5000

0000021560644
LIVINGSTON
5900 ALTA MONTE AVENUE NE
ALBUQUERQUE
NM
871100000
 $  56,000.00
 $        55,976.26
 10.200
 $   499.74
   78.909
111022
0.5000

0000021560685
EMMONS
30509 TOWNLEY AVENUE
MADISON HEI
MI
480710000
 $  36,000.00
 $        36,000.00
 10.150
 $   390.17
   74.649
111119
0.5000

0000021560693
TAYLOR
110 MCBETH TAYLOR ROAD
EASTOVER
SC
290440000
 $  44,000.00
 $        44,000.00
   9.600
 $   413.02
   61.111
161104
0.5000

0000021560875
SENIOR
3925 STRANDHILL ROAD
CLEVELAND
OH
441280000
 $  53,600.00
 $        53,600.00
   9.500
 $   499.63
   80.000
161127
0.5000

0000021560909
NEWMAN
1904 HAZEL AVE
KETTERING
OH
454200000
 $  10,000.00
 $        10,000.00
 10.150
 $   132.99
   68.916
61104
0.5000

0000021560982
DACOSTA
7580 SIMMS STREET
HOLLYWOOD
FL
330240000
 $  20,775.00
 $        20,775.00
   9.800
 $   220.72
   80.000
111125
0.5000

0000021560990
ZEO
90 NAUGUS AVE
MARBLEHEAD
MA
019450000
 $  84,000.00
 $        84,000.00
   9.950
 $   807.84
   71.060
161029
0.5000

0000021561014
MCNEIL
711 NW 6TH STREET
ALEDO
IL
612310000
 $  45,600.00
 $        45,600.00
   9.500
 $   383.43
   80.000
261105
0.5000

0000021561030
WILLIAMS
125 MANOR DRIVE
LANSDALE
PA
194460000
 $  10,000.00
 $        10,000.00
 10.150
 $   213.21
   45.478
11104
0.5000

0000021561147
AUSTIN
140 CROPP ROAD
HARTWOOD
VA
224060000
 $  64,000.00
 $        64,000.00
   8.800
 $   565.58
   77.108
161108
0.5000

0000021561154
HUFFMAN
906 MIGEON AVENUE
TORRINGTON
CT
067900000
 $  18,850.00
 $        18,850.00
 11.100
 $   410.79
   79.993
11104
0.5000

0000021561170
PETERSON
366 BOSTON POST ROAD
EAST LYME
CT
063330000
 $160,000.00
 $      160,000.00
 10.950
 $1,517.68
   80.000
111101
0.5000

0000021561196
HORTON
21 FERRIN PLACE
MT CLEMENS
MI
480430000
 $  62,000.00
 $        61,739.08
   9.200
 $   636.25
   76.543
111106
0.5000

0000021561212
HUFFMAN
8331 LORI MARIE CIRCLE
LAS VEGAS
NV
891290000
 $  40,000.00
 $        40,000.00
   9.750
 $   423.75
   70.636
111104
0.5000

0000021561261
SMITH
2209 50TH STREET
VALLEY
AL
368540000
 $  30,000.00
 $        29,874.08
 11.550
 $   351.42
   66.666
110930
0.5000

0000021561345
SHIELDS
24801 SE HIGHWAY 42
UMATILLA
FL
327840000
 $  28,000.00
 $        28,000.00
 10.150
 $   273.00
   80.000
161127
0.5000

0000021561360
SUTER
942 TARPON AVE
SARASOTA
FL
342370000
 $  41,500.00
 $        41,500.00
   9.750
 $   393.64
   59.567
161114
0.5000

0000021561410
SHAW
149 W. ST. JOSEPH STREET
EASTON
PA
180420000
 $  73,950.00
 $        73,950.00
   9.250
 $   761.09
   85.000
111127
0.5000

0000021561451
HYDE
2604 NE 24TH AVENUE
PORTLAND
OR
972120000
 $  50,000.00
 $        50,000.00
   9.850
 $   656.61
   56.915
61120
0.5000

0000021561485
FRANCO
53514 STARR STREET
SAN LUCAS
CA
939540000
 $  64,000.00
 $        64,000.00
   9.100
 $   652.95
   80.000
111108
0.5000

0000021561493
RUDESEAL
61 COPELAND LANE
STOCKBRIDGE
GA
302810000
 $  47,000.00
 $        47,000.00
   9.850
 $   617.22
   78.524
61120
0.5000

0000021561535
SPRING
7555 SW SPRUCE STREET
TIGARD
OR
972230000
 $  41,000.00
 $        41,000.00
 10.150
 $   399.75
   71.219
161118
0.5000

0000021561568
CASTLEBERRY
4704 W TWO LAKES
NORMAN
OK
730720000
 $  14,000.00
 $        14,000.00
 10.150
 $   186.18
   77.727
61119
0.5000

0000021561576
DUGGAN
7130 CLERMONT STREET
COMMERCE CI
CO
800220000
 $  53,000.00
 $        52,931.10
 10.100
 $   514.98
   70.666
161028
0.5000

0000021561659
JONES
12479 OLD HWY 16
GRASSY CREE
NC
286310000
 $  65,400.00
 $        65,400.00
   9.600
 $   686.88
   76.941
111125
0.5000

0000021561717
ETHERIDGE
3412 DAM NECK ROAD
VIRGINIA BE
VA
234560000
 $  84,150.00
 $        84,150.00
   9.300
 $   695.34
   85.000
111115
0.5000

0000021561725
SELLERS
4864 COASTAL DRIVE SE
SOUTHPORT
NC
284610000
 $  40,000.00
 $        40,000.00
   9.450
 $   371.55
   80.000
161114
0.5000

0000021561790
MURDOCK
1017 HORSE FARM ROAD
RALEIGH
NC
276030000
 $165,000.00
 $      165,000.00
 10.750
 $1,540.25
   75.000
111114
0.5000

0000021561808
SAYLES
8480 ROOSEVELT STREET
ENGLEWOOD
FL
342240000
 $  38,250.00
 $        38,195.92
   9.450
 $   355.30
   76.500
161030
0.5000

0000021561824
COFFEY
1218-A- OAKLAWN STREET
LENOIR
NC
286450000
 $  18,400.00
 $        18,400.00
 11.100
 $   210.30
   79.677
111028
0.5000

0000021562012
JOHNSON
331 MCCLAINE STREET
SILVERTON
OR
973810000
 $  32,000.00
 $        32,000.00
 10.750
 $   324.88
   42.986
161122
0.5000

0000021562020
PETERSON
1018 WESTSIDE BLVD
ROANOKE
VA
240170000
 $  38,400.00
 $        38,297.05
   9.200
 $   394.07
   73.846
111101
0.5000

0000021562061
HAMILL
109 MURPHY LANE
RINGGOLD
GA
307360000
 $  18,500.00
 $        18,500.00
 10.150
 $   246.02
   79.365
61122
0.5000

0000021562111
WEEKS
51 E GERMANTOWN PIKE
PLYMOUTH ME
PA
194620000
 $  82,000.00
 $        82,000.00
   9.350
 $   680.55
   63.076
111112
0.5000

0000021562137
UTZ
23 CUSTER
BUFFALO
NY
140520000
 $  40,350.00
 $        40,350.00
   9.700
 $   426.23
   62.076
111121
0.5000

0000021562178
BRIA
133 HARTSWOOD ROAD
STAMFORD
CT
069050000
 $  45,000.00
 $        45,000.00
 10.150
 $   487.72
   74.978
111112
0.5000

0000021562194
DAHLMAN
32401 83RD DRIVE NW
STANWOOD
WA
982920000
 $112,000.00
 $      112,000.00
   9.350
 $   929.53
   80.000
111114
0.5000

0000021562202
KEY
22117 RIDGEWAY
RICHTON PAR
IL
604710000
 $  16,500.00
 $        16,500.00
 10.150
 $   219.43
   79.797
61104
0.5000

0000021562210
WILSON
336 KNOX HIGHWAY 26
GALESBURG
IL
614010000
 $  13,000.00
 $        13,000.00
 10.150
 $   140.90
   63.109
111122
0.5000

0000021562319
WILLIAMS
223 W 148TH PLACE
DOLTON
IL
604190000
 $  83,400.00
 $        83,400.00
   8.100
 $   617.79
   66.720
111125
0.5000

0000021562376
MOYERS
2370 SUNSET STRIP
MOUNTAIN HO
ID
836470000
 $  45,000.00
 $        45,000.00
   9.200
 $   461.79
   48.387
111106
0.5000

0000021562418
CRAEMER
4817 DEER PARK ROAD
OWINGS MILL
MD
211170000
 $200,000.00
 $      200,000.00
 11.150
 $1,927.35
   69.241
111112
0.5000

0000021562442
BODDEN
2315 MONROE STREET
HOLLYWOOD
FL
330200000
 $  20,000.00
 $        20,000.00
   9.450
 $   208.25
   37.735
111104
0.5000

0000021562467
DESJARDINS
185 SAW MILL ROAD
GLOCESTER
RI
028290000
 $  88,900.00
 $        88,900.00
   9.600
 $   834.48
   70.000
161108
0.5000

0000021562475
BASSETT
31 IVY PLACE
TOWN OF NOR
CT
068540000
 $  15,000.00
 $        15,000.00
 10.150
 $   199.48
   73.445
61113
0.5000

0000021562491
KANE
6010 FAIRVIEW AVENUE
SAVANNAH
GA
314060000
 $  61,600.00
 $        61,514.02
   9.550
 $   576.21
   80.000
161104
0.5000

0000021562541
DICKERSON
1105 CLEVELAND AVENUE
BURLINGTON
NJ
080160000
 $  68,800.00
 $        68,800.00
   9.500
 $   578.51
   80.000
261022
0.5000

0000021562574
BANKHEAD
11068 PASEO CASTANADA
LA MESA
CA
919410000
 $  35,000.00
 $        35,000.00
 10.150
 $   379.34
   65.402
111105
0.5000

0000021562608
VAUSE
5097 MEADOWLARK LANE
TALLAHASSEE
FL
323030000
 $  55,250.00
 $        55,176.76
   9.950
 $   531.35
   85.000
161030
0.5000

0000021562699
HALL
 ROUTE 7, BOX 195-C
FAYETTEVILL
NC
283060000
 $  35,000.00
 $        34,913.99
   9.800
 $   371.85
   46.052
111101
0.5000

0000021562723
MYRICK
5230 ELMORE ROAD
GRACEVILLE
FL
324400000
 $  21,000.00
 $        21,000.00
   9.700
 $   221.83
   70.000
111115
0.5000

0000021562798
FRANZ
1836 27TH AVENUE SE
ALBANY
OR
973210000
 $  60,000.00
 $        60,000.00
   9.200
 $   547.58
   55.045
161028
0.5000

0000021562806
KLEIN
18 BAYBERRY ROAD
EWING TOWNS
NJ
086180000
 $120,000.00
 $      119,473.85
   9.250
 $1,099.05
   73.170
160806
0.5000

0000021562954
NAPPER
125 HASTINGS CIRCLE
LUGOFF
SC
290780000
 $  18,000.00
 $        17,950.75
 10.050
 $   193.99
   78.483
111023
0.5000

0000021563036
LAYTON
5239 POST HOUSE LANE
BIRMINGHAM
AL
352420000
 $125,000.00
 $      125,000.00
   9.400
 $1,157.02
   79.113
161108
0.5000

0000021563044
MOSHOGIANIS
167 POWELL LANE
UPPER DARBY
PA
190820000
 $  19,500.00
 $        19,412.65
 12.500
 $   208.12
   26.351
110930
0.5000

0000021563168
DURAN
509 MONTEREY
CARLSBAD
NM
882200000
 $  15,200.00
 $        15,200.00
   9.350
 $   157.35
   80.000
111120
0.5000

0000021563184
ABATENA
2028 GENERAL LEE
BATON ROUGE
LA
708100000
 $  21,800.00
 $        21,800.00
 10.450
 $   240.31
   68.641
111104
0.5000

0000021563226
KLINKER
2015 E UINTAH STREET
COLORADO SP
CO
809090000
 $  68,800.00
 $        68,754.34
   8.900
 $   548.64
   70.204
111030
0.5000

0000021563267
PARKER
1583 POLK STREET
MOBILE
AL
366050000
 $  28,000.00
 $        28,000.00
 12.200
 $   339.66
   80.000
111105
0.5000

0000021563309
HELSETH
37246 42ND AVENUE SOUTH
AUBURN
WA
980010000
 $  58,600.00
 $        58,600.00
 10.050
 $   516.43
   79.983
111113
0.5000

0000021563317
HAYES
211 WILDBRIER DRIVE
BALLWIN
MO
630110000
 $  12,000.00
 $        12,000.00
 10.150
 $   130.06
   73.576
111106
0.5000

0000021563341
GILL
3100 N 34TH AVENUE
ST PETERSBU
FL
337130000
 $  68,000.00
 $        68,000.00
 10.500
 $   622.03
   80.000
111023
0.5000

0000021563358
HARDEN
620 THIRD STREET EXTENSIO
SPRINGFILED
GA
313290000
 $  41,500.00
 $        41,500.00
 10.150
 $   449.78
   79.997
111114
0.5000

0000021563382
WATKINS
510 S. BRIDGE ST
WILKESBORO
NC
286970000
 $  53,600.00
 $        53,600.00
 10.400
 $   531.54
   80.000
161028
0.5000

0000021563473
SLOAN
3587 ALBRECHT AVENUE
AKRON
OH
443120000
 $  52,000.00
 $        51,919.77
   8.700
 $   407.23
   72.222
111030
0.5000

0000021563564
JOHNSON
4854 MACEDONIA ROAD
SPRING HOPE
NC
278820000
 $  43,350.00
 $        43,350.00
   9.650
 $   456.61
   85.000
111112
0.5000

0000021563655
SMITH
4533 3RD STREET NORTH
ST. PETERSB
FL
337030000
 $  35,500.00
 $        35,500.00
 10.200
 $   385.85
   79.912
111101
0.5000

0000021563671
STONE
839 FYRE LAKE DRIVE
SHERRARD
IL
612810000
 $  28,941.00
 $        28,941.00
 10.150
 $   617.05
   80.000
11113
0.5000

0000021563705
EADLER
4480 E STOER LANE
FLORAL CITY
FL
344360000
 $  52,000.00
 $        52,000.00
   9.600
 $   546.14
   80.000
111030
0.5000

0000021563788
SEGURA
3237 LOURAINE STREET
VALENCIA
NM
875050000
 $  22,400.00
 $        22,291.58
 10.150
 $   297.89
   53.641
61029
0.5000

0000021563804
REEVES
2106 WEST GIMBLE STREET
PENSACOLA
FL
325010000
 $  26,000.00
 $        25,976.58
 12.850
 $   301.84
   65.000
161105
0.5000

0000021563820
FLEMING
1207 DOEWOOD LANE
CAPITOL HEI
MD
207430000
 $  75,000.00
 $        74,908.75
 10.700
 $   758.89
   75.374
161018
0.5000

0000021563838
JOHNSON
38378 MOUNT WOLFE ROAD
CHARLOTTE H
MD
206220000
 $  50,000.00
 $        49,975.92
   9.600
 $   424.08
   37.878
111021
0.5000

0000021563879
MEREJILDO
19800 SW 114 PLACE
MIAMI
FL
331570000
 $  61,600.00
 $        61,572.74
 10.000
 $   540.59
   80.000
261021
0.5000

0000021564059
BAYLESS, JR.
2505 ALCAROL DRIVE
FENTON
MO
630260000
 $  88,800.00
 $        88,675.26
   9.500
 $   827.74
   80.000
161030
0.5000

0000021564158
GRANT III
52 DUGWAY BRIDGE ROAD
SOUTH KINGS
RI
028920000
 $  80,000.00
 $        80,000.00
   9.650
 $   681.46
   37.383
111108
0.5000

0000021564166
WESTMORE
6464 CEDAR BOULEVARD
NEWARK
CA
945600000
 $128,000.00
 $      127,929.35
   8.950
 $1,025.32
   69.189
111101
0.5000

0000021564182
DEVAULT
74 GAVIN STREET
BIDWELL
OH
456140000
 $  44,000.00
 $        44,000.00
   9.500
 $   410.14
   80.000
161101
0.5000

0000021564190
BROWN
5981 SOUTH TUMERICK COURT
KEARNS
UT
841180000
 $  57,110.00
 $        57,110.00
 10.150
 $   556.82
   79.999
161112
0.5000

0000021564240
GENSEL
8 CONYNGHAM STREET
SHICKSHINNY
PA
186550000
 $  49,100.00
 $        48,973.14
   9.250
 $   505.34
   76.718
111028
0.5000

0000021564257
GIROUARD
29 SHADY AVENUE
WESTMINSTER
MA
014730000
 $  68,000.00
 $        67,810.41
   9.590
 $   637.86
   40.236
161002
0.5000

0000021564331
PAEK
854 NE 72ND AVENUE
PORTLAND
OR
972130000
 $  17,000.00
 $        17,000.00
   8.950
 $   171.93
   18.681
111118
0.5000

0000021564364
DAY
13289 OLD GREENSBORO ROAD
TUSCALOOSA
AL
354010000
 $    7,500.00
 $          7,500.00
 10.150
 $     99.74
   28.003
61104
0.5000

0000021564463
ROBINSON
78 W CHEROKEE DRIVE
NEWARK
DE
197130000
 $  80,000.00
 $        79,884.71
   9.300
 $   735.29
   72.727
161104
0.5000

0000021564497
HELMS
3800 NE PITT STREET
ALBUQUERQUE
NM
871110000
 $    5,000.00
 $          5,000.00
 10.400
 $     67.19
   72.223
61106
0.5000

0000021564505
MASSEY
428 S. TRADD STREET
STATESVILLE
NC
286770000
 $  36,000.00
 $        35,917.05
 10.500
 $   397.95
   75.313
111029
0.5000

0000021564513
WASHINGTON
1615 W LEXINGTON STREET
BALTIMORE
MD
212230000
 $  37,500.00
 $        37,500.00
 10.150
 $   406.43
   75.000
111105
0.5000

0000021564588
ANDERSON
3836 SOUTH 7000 WEST
WEST VALLEY
UT
841200000
 $  88,000.00
 $        88,000.00
   9.350
 $   730.35
   80.000
111113
0.5000

0000021564596
SCHLUNT
9120 BRADY
REDFORD TOW
MI
482390000
 $  20,000.00
 $        20,000.00
 10.150
 $   216.77
   75.383
111113
0.5000

0000021564620
HAMMOND
701 BULLOCK AVE
ARTESIA
NM
882100000
 $  64,000.00
 $        64,000.00
   9.500
 $   596.57
   79.012
161113
0.5000

0000021564661
WILLIS
15809 NE BOUTELLE ROAD
BATTLE GROU
WA
986040000
 $  20,000.00
 $        20,000.00
 10.150
 $   265.97
   51.607
61119
0.5000

0000021564737
MC FADDEN
1006 CURTIS STREET
ROCK HILL
SC
297300000
 $  64,600.00
 $        64,600.00
   9.650
 $   680.43
   85.000
111106
0.5000

0000021564745
RAAD
2343 BEECH STREET
WANTAGH
NY
117930000
 $  87,300.00
 $        87,218.89
   9.790
 $   752.61
   60.206
261002
0.5000

0000021564794
SCHNARR
12865 W. MELODY ROAD
GRAND LEDGE
MI
488370000
 $  82,400.00
 $        82,400.00
   9.500
 $   768.08
   80.000
161105
0.5000

0000021564810
SIMS
8803 GEORGE WHEELER LANE
GIBSONTON
FL
335340000
 $  33,600.00
 $        33,600.00
   9.850
 $   358.00
   70.000
111030
0.5000

0000021564828
HESTOWSKI
5121 LEMON BAY DRIVE
VENICE
FL
342930000
 $  53,500.00
 $        53,500.00
   9.450
 $   557.05
   74.305
111104
0.5000

0000021564851
TIMMONS
2241 E KENNETH DRIVE
HERNANDO
FL
344420000
 $  37,600.00
 $        37,600.00
   8.962
 $   380.52
   80.000
111120
0.5000

0000021564893
KETTLE
103 HOSMER STREET
MARLBORO
MA
017520000
 $  96,000.00
 $        95,955.68
   9.800
 $   828.32
   80.000
111002
0.5000

0000021564919
BARBER
1021 CLONINGER MILL ROAD
HICKORY
NC
286010000
 $  48,480.00
 $        48,357.00
   9.450
 $   504.78
   80.000
111030
0.5000

0000021564927
CABRAL
12 CRESCENT DRIVE
NORTH DARTM
MA
027470000
 $162,000.00
 $      161,923.50
   9.700
 $1,385.89
   80.000
261007
0.5000

0000021564984
COTE
30 COLUMBIA HEIGHTS OVAL
CHARLESTOWN
RI
028130000
 $  81,000.00
 $        80,487.25
   8.700
 $   634.34
   73.636
110930
0.5000

0000021564992
FABRIZI
36 WALLACE AVENUE
MOUNT VERNO
NY
105520000
 $231,000.00
 $      230,687.82
   9.800
 $2,198.68
   71.076
161004
0.5000

0000021565072
KENNEDY
1240 DAVIS BAY ROAD
ELIZABETH C
NC
279090000
 $  14,000.00
 $        14,000.00
 10.150
 $   151.74
   79.994
111120
0.5000

0000021565106
SMITH
114- 88 177TH PLACE
JAMAICA
NY
114340000
 $  80,000.00
 $        79,806.81
   9.990
 $   859.20
   45.714
111004
0.5000

0000021565130
KESSLER
179 LOCUST STREET
VALLEY STRE
NY
115810000
 $126,500.00
 $      126,436.32
   9.390
 $1,053.55
   76.666
261001
0.5000

0000021565189
KELLEY
290 FORGE VILLAGE ROAD
GROTON
MA
014500000
 $110,000.00
 $      109,840.47
   9.250
 $1,007.46
   79.710
161002
0.5000

0000021565205
GORDON
18 CAMBRIDGE AVENUE
NORTH CHARL
SC
294050000
 $  49,600.00
 $        49,600.00
 10.500
 $   548.28
   80.000
111105
0.5000

0000021565361
JOHNSON
4035 BANK LANE
SUMTER
SC
291540000
 $  56,100.00
 $        56,025.63
   9.950
 $   539.53
   85.000
161025
0.5000

0000021565379
TEMPLE
293 SOUTHBURY ROAD
ROXBURY
CT
067830000
 $  14,650.00
 $        14,650.00
 10.150
 $   158.78
   79.751
111104
0.5000

0000021565478
ANAYA
 1005 1/2 MALAGA AVE
CARLSBAD
NM
882200000
 $  22,400.00
 $        22,144.19
   9.650
 $   235.94
   80.000
111025
0.5000

0000021565486
FERGUSON
10400 WHITE CEDAR STREET
PORT RICHEY
FL
346680000
 $  23,034.00
 $        23,034.00
   9.450
 $   213.96
   80.000
161029
0.5000

0000021565528
MORTON
50 HENDRICK STREET
PROVIDENCE
RI
029080000
 $  15,000.00
 $        14,866.23
 10.750
 $   168.15
   75.882
111017
0.5000

0000021565601
MENASION
410 WEST RIVER DRIVE
PENNSAUKEN
NJ
081100000
 $  33,000.00
 $        32,966.13
 10.150
 $   293.27
   35.869
261028
0.5000

0000021565627
MCKENZIE
1718 MALLARD CIRCLE
CONLEY
GA
300270000
 $  60,000.00
 $        60,000.00
   9.550
 $   628.35
   80.000
111108
0.5000

0000021565643
CATH
4632 MCCONCHIE ROAD
GALWAY
NY
120740000
 $112,000.00
 $      112,000.00
   9.800
 $   966.37
   80.000
111120
0.5000

0000021565742
SAUNDERS
553 WOODGROVE COURT
VIRGINIA BE
VA
234640000
 $  55,500.00
 $        55,500.00
 10.250
 $   604.93
   75.000
111115
0.5000

0000021565833
WINDER
4050 STONELER PLACE COURT
TALLAHASSEE
FL
323030000
 $  40,000.00
 $        39,943.45
   9.450
 $   371.55
   80.000
161024
0.5000

0000021565841
WILLIAMS
9580 W MAPLEWOOD PLACE
LITTLETON
CO
801230000
 $  38,300.00
 $        38,300.00
 10.150
 $   415.10
   79.730
111127
0.5000

0000021565882
LEFKOWITZ
12 SUMMERFIELD COURT
DEER PARK
NY
117290000
 $  90,000.00
 $        89,930.21
   9.250
 $   740.41
   75.000
261007
0.5000

0000021565908
PARRISH
5205 BRIDGET DRIVE
RALEIGH
NC
276030000
 $110,300.00
 $      110,300.00
   9.650
 $   939.56
   84.715
111101
0.5000

0000021565940
JUHALA
25820 S LINDA LANE
CANBY
OR
970130000
 $  16,000.00
 $        16,000.00
 10.150
 $   212.78
   49.454
61119
0.5000

0000021565973
HERNANDEZ
11774 LINCOLN STREET
NORTHGLENN
CO
802330000
 $  81,600.00
 $        81,600.00
   9.350
 $   752.65
   80.000
161101
0.5000

0000021565999
KIM
3114 STEVENS LANE
SAN JOSE
CA
951480000
 $235,000.00
 $      234,759.77
   9.350
 $1,950.35
   76.298
110901
0.5000

0000021566054
COATES
14 JEREMY HILL ROAD
NORTH STONI
CT
063590000
 $  70,000.00
 $        69,636.91
   9.250
 $   720.44
   45.161
111002
0.5000

0000021566153
BYRNES
241 N HAMILTON AVE
LINDENHURST
NY
117570000
 $138,900.00
 $      138,832.39
   9.550
 $1,173.02
   79.827
111015
0.5000

0000021566179
ALLEN
50 DUANE STREET
WARWICK
RI
028860000
 $  57,000.00
 $        57,000.00
   8.950
 $   511.02
   55.339
161106
0.5000

0000021566203
HAVRILLA
5817 TOWSHIP ROAD
MOUNT GILEA
OH
433380000
 $  15,000.00
 $        15,000.00
 11.200
 $   156.88
   68.301
161115
0.5000

0000021566229
HAYES
10833 MORNINGSTAR DRIVE
COOPER CITY
FL
330260000
 $  18,000.00
 $        18,000.00
 10.150
 $   195.09
   77.527
111119
0.5000

0000021566245
BARNA
701 BERKSHIRE ROAD
SOUTHBURY
CT
064880000
 $152,500.00
 $      152,284.75
   9.500
 $1,282.31
   63.541
111003
0.5000

0000021566260
LEARDO
934 BUSHWICK AVE
BROOKLYN
NY
112210000
 $  50,000.00
 $        49,873.26
 11.750
 $   541.86
   59.857
161010
0.5000

0000021566278
WOOTEN
525 COUNTRY CLUB DRIVE
ST. LOUIS
MO
631210000
 $  23,000.00
 $        23,000.00
 10.150
 $   249.28
   73.911
111113
0.5000

0000021566294
CARBONARO
150 FRANKLIN AVENUE
TOWNSHIP OF
NJ
080910000
 $  16,638.00
 $        16,638.00
   9.850
 $   177.27
   70.063
111125
0.5000

0000021566328
LOWMAN
39797 JASPER LOWELL ROAD
LOWELL
OR
974520000
 $  80,000.00
 $        80,000.00
   8.900
 $   714.65
   79.207
161115
0.5000

0000021566344
MEDVESKY
26 WILDWOOD DRIVE
NEW LENOX
IL
604510000
 $125,000.00
 $      124,726.36
 11.050
 $1,424.68
   65.295
111030
0.5000

0000021566351
WILLIAMS
10325 E CHERRY WOOD DRIVE
PARKER
CO
801340000
 $  35,000.00
 $        34,915.94
 10.050
 $   377.19
   57.430
111105
0.5000

0000021566385
THOMAS
2100 GRICE LANE
KETTERING
OH
454290000
 $  85,000.00
 $        85,000.00
   9.700
 $   897.88
   83.333
111106
0.5000

0000021566476
ASKELSON
1064 RAMBLEWOOD WAY
LEXINGTON
KY
405090000
 $  24,426.00
 $        24,426.00
 10.150
 $   520.79
   79.700
11125
0.5000

0000021566500
NOLAND
107 HOMEDALE ROAD
MOUND CITY
MO
644700000
 $  26,775.00
 $        26,775.00
   9.600
 $   281.21
   85.000
111108
0.5000

0000021566518
HAYAG
1875 TAMPA WAY
SAN JOSE
CA
951220000
 $  11,200.00
 $        11,200.00
 10.150
 $   121.39
   78.868
111113
0.5000

0000021566575
BROWNE
2755 WEST LOCUST AVENUE
FRESNO
CA
937110000
 $  30,000.00
 $        30,000.00
 10.150
 $   398.95
   35.057
61120
0.5000

0000021566609
LEE
324 MCKINLEY AVE
STRATFORD
CT
064970000
 $  46,500.00
 $        46,440.73
 10.250
 $   456.47
   79.612
161016
0.5000

0000021566641
FIGURILLI
11720 HARRISON STREET
THORNTON
CO
802330000
 $  90,000.00
 $        89,607.61
 11.950
 $   922.29
   75.000
111023
0.5000

0000021566674
ROONEY
19 BROADWAY
MALVERNE
NY
115650000
 $  72,500.00
 $        72,430.21
 11.250
 $   704.17
   47.077
261002
0.5000

0000021566716
LADEHOFF
401 EAST 20 STREET
SCHUYLER
NE
686610000
 $  65,600.00
 $        65,600.00
   9.500
 $   685.02
   80.000
111101
0.5000

0000021566724
LOW
212 ALTEZ STREET NORTHEAS
ALBUQUERQUE
NM
871230000
 $  43,700.00
 $        43,087.28
 10.050
 $   578.71
   79.994
61025
0.5000

0000021566740
FROST
23 LONG LOTS LANE
WESTPORT
CT
068800000
 $170,000.00
 $      169,867.50
   9.200
 $1,392.40
   75.555
111010
0.5000

0000021566765
HICKS
8910 CANBERRA DR
CLINTON
MD
207350000
 $120,000.00
 $      119,709.00
   9.990
 $1,052.20
   79.985
111003
0.5000

0000021566781
MITCHELL
14006 57TH AVENUE NE
MARYSVILLE
WA
982710000
 $108,900.00
 $      108,900.00
 10.200
 $   971.81
   90.000
111106
0.5000

0000021566799
JACKSON
15-17 WEGMAN PARKWAY
JERSEY CITY
NJ
073050000
 $  62,000.00
 $        61,918.36
 10.000
 $   598.32
   56.363
161008
0.5000

0000021566807
RAIA
821 STAFFORD AVENUE
STATEN ISLA
NY
103090000
 $  10,000.00
 $        10,000.00
 10.150
 $   213.21
   71.024
11118
0.5000

0000021566849
MCCANN
120 CHARLES AVE
MASSAPEQUA
NY
117620000
 $140,000.00
 $      139,688.42
 11.390
 $1,374.68
   84.848
111009
0.5000

0000021566856
MC CLYMONT
84 E. HARRINGTON LAGOON
COUPEVILLE
WA
982390000
 $  50,000.00
 $        50,000.00
   9.850
 $   532.73
   74.409
111125
0.5000

0000021566930
ARDOLINO
1833 SNOW WIND DRIVE
RALEIGH
NC
276150000
 $179,350.00
 $      179,350.00
   9.950
 $1,567.31
   85.000
111108
0.5000

0000021566997
BLAKESLEE
520 N TALLAHASSEE STREET
HAZLEHURST
GA
315390000
 $  78,640.00
 $        78,640.00
   9.050
 $   799.97
   80.000
111118
0.5000

0000021567003
WALSH
91 STURGES HIGHWAY
WESTPORT
CT
068050000
 $190,000.00
 $      189,942.54
 11.750
 $1,917.88
   37.362
111011
0.5000

0000021567045
BOYLES
1872 THERESA ROAD
YULEE
FL
320970000
 $  50,000.00
 $        49,870.82
   9.250
 $   514.60
   84.745
111029
0.5000

0000021567086
MOORE
ROUTE8 BOX 1087 SID SIMS
RUTHERFORDT
NC
281390000
 $108,000.00
 $      108,000.00
   9.450
 $1,003.18
   80.000
161029
0.5000

0000021567094
NEWGENT
3845 BROOKWOOD DRIVE
WHITE PLAIN
MD
206950000
 $114,750.00
 $      114,750.00
   8.900
 $   915.06
   85.000
111108
0.5000

0000021567177
MASSEY
7113 WOODMORE OAKS DRIVE
CITRUS HEIG
CA
956100000
 $  39,669.00
 $        39,669.00
 10.150
 $   429.94
   79.999
111127
0.5000

0000021567219
DILLARD
6923 ROLLINGRIDGE DRIVE
CITY OF CHA
NC
282110000
 $  10,800.00
 $        10,800.00
 11.200
 $   235.90
   79.963
11118
0.5000

0000021567250
KRELL
2041 LEMURIA STREET
EUGENE
OR
974020000
 $  25,000.00
 $        25,000.00
 10.150
 $   270.96
   74.278
111125
0.5000

0000021567268
HAWKS
2712 W BALTIMORE ST
BALTIMORE
MD
212230000
 $  21,000.00
 $        20,949.38
 10.250
 $   228.89
   76.680
111004
0.5000

0000021567284
MCCONNELL
36846 GREENBUSH COURT
WAYNE
MI
481840000
 $119,200.00
 $      119,200.00
   9.500
 $1,111.11
   80.000
161106
0.5000

0000021567292
DOCKERY
555 POLFUS DRIVE
BENTON HARB
MI
490220000
 $  64,000.00
 $        64,000.00
   9.400
 $   592.40
   80.000
161118
0.5000

0000021567300
LAW
566 FAIRVIEW ROAD
GILLETTE
WY
827180000
 $  18,122.00
 $        18,122.00
 10.050
 $   195.30
   79.998
111108
0.5000

0000021567318
HENDERSON
2 MASSEY AVENUE
WINTER GARD
FL
347870000
 $  44,000.00
 $        44,000.00
   9.350
 $   405.84
   78.571
161030
0.5000

0000021567417
MORAN
28338 PARK COURT
MADISON HEI
MI
480710000
 $  90,800.00
 $        90,800.00
   9.400
 $   756.88
   80.000
111114
0.5000

0000021567458
SELLMAN
1515 ROLLINS AVE
CAPITAL HEI
MD
207430000
 $  94,000.00
 $        93,969.95
 11.500
 $   930.88
   78.333
111002
0.5000

0000021567557
MANSUR
2803 DILL DRIVE
BOISE
ID
837050000
 $  59,200.00
 $        59,200.00
   9.300
 $   611.06
   80.000
111112
0.5000

0000021567581
SIMMONS
6717 STANTON RD
HYATTSVILLE
MD
207840000
 $  63,000.00
 $        62,916.93
   9.990
 $   607.55
   54.782
161002
0.5000

0000021567607
DOWNS
126 PENNSYLVANIA AVENUE
CLAYMONT
DE
197030000
 $  35,500.00
 $        35,500.00
   9.900
 $   379.32
   41.279
111101
0.5000

0000021567631
SPRINGSTEEN
22219 HWY 98
FOLEY
AL
365350000
 $  23,000.00
 $        22,971.25
 10.400
 $   228.09
   36.507
161105
0.5000

0000021567714
ISOM
2713 KELNER DRIVE
LANDOVER
MD
207850000
 $  35,000.00
 $        34,834.23
 10.250
 $   381.49
   58.146
110928
0.5000

0000021567839
JONES
5910 CHILLUMGATE RD
HYATTSVILLE
MD
207820000
 $116,000.00
 $      115,907.18
 10.490
 $1,060.24
   80.000
110928
0.5000

0000021568001
COMPOSANTO
77 BALIN AVENUE
CENTEREACH
NY
117200000
 $  25,000.00
 $        25,000.00
 10.100
 $   270.19
   76.691
111122
0.5000

0000021568043
WEHNER
14761 APPALACHIAN TRAIL
CHESTERFIEL
MO
630170000
 $  27,300.00
 $        27,233.82
   9.950
 $   292.54
   79.998
111025
0.5000

0000021568118
GREENLAND
31451 SW 12TH AVENUE
FEDERAL WAY
WA
980230000
 $  11,832.00
 $        11,832.00
 10.050
 $   127.51
   78.103
111114
0.5000

0000021568134
SKILBECK
211 W SANGAMON
PETERSBURG
IL
626750000
 $  35,000.00
 $        35,000.00
   9.650
 $   368.66
   58.333
111108
0.5000

0000021568183
KALLIGHER
209 E 7TH STREET
DULUTH
MN
558050000
 $  60,750.00
 $        60,728.57
 11.050
 $   580.84
   75.000
111030
0.5000

0000021568217
PERRI
537 SANDY LANE
WARWICK
RI
028860000
 $  10,000.00
 $        10,000.00
 10.050
 $   212.72
   65.311
11122
0.5000

0000021568233
HUFF
7000 PAMELA LANE
CLINTON
MD
207350000
 $136,800.00
 $      136,739.35
   9.990
 $1,199.51
   80.000
260924
0.5000

0000021568290
STEVENS
1021 MEADOW DRIVE
BARTLESVILL
OK
740060000
 $  62,400.00
 $        62,400.00
   9.450
 $   579.62
   80.000
161108
0.5000

0000021568324
EASLEY
8415 KOBERT ROAD
WINTERS
CA
956940000
 $  15,000.00
 $        15,000.00
 10.050
 $   198.65
   68.457
61114
0.5000

0000021568332
CHINCHAR
252 VAN GELDER ST
TAMAQUA
PA
182520000
 $  20,000.00
 $        20,000.00
 10.050
 $   264.86
   70.973
61125
0.5000

0000021568415
COLEMAN
404 LANSING STREET
RALEIGH
NC
276100000
 $  48,450.00
 $        48,450.00
   9.850
 $   516.21
   85.000
111030
0.5000

0000021568449
HAINES, JR
47 BROOK ROAD
PITTSFORD
NY
145340000
 $  35,500.00
 $        35,453.19
   9.990
 $   342.35
   79.908
160927
0.5000

0000021568464
ROSHOLT
10108 COUNTRY CLUB LANE
ISLAND CITY
OR
978500000
 $  92,000.00
 $        92,000.00
   8.750
 $   813.02
   76.666
161120
0.5000

0000021568472
RYANS
RT 1 BOX 575
TRENTON
SC
298470000
 $  76,000.00
 $        76,000.00
 10.400
 $   753.68
   80.000
161104
0.5000

0000021568498
WILLIAMS
2017 LAURA STREET
JACKSONVILL
FL
322060000
 $  15,500.00
 $        15,462.42
   9.950
 $   166.10
   53.168
111030
0.5000

0000021568530
SMITH
13404 WILD CITRUS ROAD
SARASOTA
FL
342400000
 $  94,665.00
 $        94,665.00
   9.950
 $   827.26
   75.000
111106
0.5000

0000021568548
ANTHONY
14213 MONTROSE AVENUE
CLEVELAND
OH
441110000
 $  73,600.00
 $        73,600.00
   9.400
 $   681.25
   80.000
161112
0.5000

0000021568605
GRAHAM
2753 PORT OF CALL DRIVE
LAS VEGAS
NV
891280000
 $  20,000.00
 $        20,000.00
 10.050
 $   193.67
   68.608
161126
0.5000

0000021568746
SUDOR
8554 S ABERDEEN
CHICAGO
IL
606200000
 $  68,850.00
 $        68,850.00
 10.050
 $   606.76
   85.000
261105
0.5000

0000021568860
SMITH
109 SUMMERCOURT DRIVE
SUMMERVILLE
SC
294850000
 $  30,000.00
 $        30,000.00
 10.050
 $   290.51
   72.712
161113
0.5000

0000021568977
CLAXTON
3831 KIRK HOLLOW ROAD
SHAWSVILLE
VA
241620000
 $  44,000.00
 $        44,000.00
   9.000
 $   354.04
   80.000
111118
0.5000

0000021569082
DOUGLAS
266 AVERY STREET
SOUTH WINDS
CT
060740000
 $115,000.00
 $      115,000.00
   9.400
 $   958.61
   71.428
261125
0.5000

0000021569090
MURPHY
4029 WEBB COURT
COLUMBIA
SC
292040000
 $  30,000.00
 $        30,000.00
 10.200
 $   326.07
   53.571
111120
0.5000

0000021569108
ARTHUR
RT 2 BOX 316E
VINTON
VA
241790000
 $  73,600.00
 $        73,600.00
   8.850
 $   655.12
   80.000
161114
0.5000

0000021569124
RUSH
1137 PENNYWOOD DRIVE
HIGH POINT
NC
272650000
 $  88,000.00
 $        88,000.00
   8.650
 $   772.06
   78.571
161125
0.5000

0000021569249
JONES
6949 CONNIE DRIVE
ROANOKE
VA
240190000
 $  70,000.00
 $        70,000.00
 10.800
 $   713.03
   66.666
161115
0.5000

0000021569264
CAPNOJEVIC
2316 THROOP AVENUE
BRONX
NY
104690000
 $  50,204.00
 $        50,137.45
   9.950
 $   482.82
   80.000
161028
0.5000

0000021569280
CHENG
1932 NORTH EVELYN AVENUE
TUCSON
AZ
857150000
 $  16,398.00
 $        16,398.00
 10.550
 $   221.73
   69.436
61118
0.5000

0000021569306
CONNER
231 LONG JOHN SILVER DRIV
WILMINGTON
NC
284050000
 $  40,000.00
 $        40,000.00
 10.050
 $   387.34
   77.731
161119
0.5000

0000021569363
RICE
669 MONTELLO STREET
BROCKTON
MA
024010000
 $  59,500.00
 $        59,481.56
 11.850
 $   605.17
   67.613
110930
0.5000

0000021569413
RICHARDSON
511 NW CENTRAL AVENUE
BOWLING GRE
FL
338340000
 $  29,200.00
 $        29,200.00
 10.400
 $   392.38
   66.363
61111
0.5000

0000021569421
DE ROSA
92 HOLLYBROOK DRIVE
LITTLE EGG
NJ
080870000
 $  11,000.00
 $        11,000.00
 10.050
 $   118.55
   79.063
111127
0.5000

0000021569439
LEMBO
43 TOBIE AVENUE
PAWTUCKET
RI
028610000
 $  28,000.00
 $        27,938.42
 11.000
 $   318.25
   79.853
111030
0.5000

0000021569462
TATRO
245 14TH STREET NORTH
ST. PETERSB
FL
337050000
 $  55,200.00
 $        55,200.00
   9.350
 $   458.13
   78.857
111101
0.5000

0000021569496
O'REILLY
6 BANCROFT TOWER ROAD
WORCESTER
MA
016090000
 $  27,000.00
 $        27,000.00
 10.050
 $   574.34
   78.981
11125
0.5000

0000021569512
VIOLETTE
250 CHAPEL STREET
MILFORD
CT
064600000
 $  71,000.00
 $        70,903.43
   9.750
 $   673.45
   52.592
161018
0.5000

0000021569520
MCKENNEY
25 PENNIMAN TERRACE
BRAINTREE
MA
021840000
 $129,000.00
 $      128,915.18
   8.100
 $   955.57
   75.882
111028
0.5000

0000021569538
MORRIS
306 W 31ST STREET
WILMINGTON
DE
198020000
 $  17,900.00
 $        17,900.00
 10.400
 $   196.76
   79.989
111106
0.5000

0000021569587
VAUGHT
3803 SOUTHBOROUGH ROAD
FLORENCE
SC
295010000
 $  44,000.00
 $        44,000.00
   9.350
 $   509.45
   60.273
81105
0.5000

0000021569603
HOFMANN
115 N 7TH STREET
COLORADO SP
CO
809050000
 $  68,000.00
 $        68,000.00
   9.200
 $   620.59
   80.000
161106
0.5000

0000021569645
SIDDOWAY
2995 N. 4000 WEST
REXBURG
ID
834400000
 $  25,000.00
 $        25,000.00
 10.050
 $   269.42
   76.694
111114
0.5000

0000021569652
DANCHISKO
25 HOFFMAN AVENUE
SAYREVILLE
NJ
088790000
 $140,000.00
 $      140,000.00
   9.600
 $1,187.43
   84.848
261105
0.5000

0000021569660
RHEIN
1611 AMSTERDAM ROAD
FORT WRIGHT
KY
410110000
 $  20,132.00
 $        20,132.00
 10.050
 $   216.96
   79.999
111118
0.5000

0000021569678
HIGGS
 PO BOX 1122
PINETOPS
NC
278640000
 $  36,400.00
 $        36,400.00
   9.500
 $   471.01
   80.000
61113
0.5000

0000021569686
SPRAGGINS
5039 COLONNADE AVENUE
HOLIDAY
FL
346900000
 $  48,000.00
 $        47,878.77
   9.500
 $   501.23
   80.000
111001
0.5000

0000021569744
BLACKMON
26 SPRUCE STREET
DANSVILLE
NY
144370000
 $  63,000.00
 $        62,851.83
 10.900
 $   646.00
   75.903
160926
0.5000

0000021569769
ZIEFEL,JR
36 KRENZER
SCOTTSVILLE
NY
145460000
 $  64,000.00
 $        63,917.88
 10.200
 $   626.12
   77.108
160929
0.5000

0000021569819
HINSON
1387 SW DESOTO AVENUE
ATLANTA
GA
303100000
 $  11,600.00
 $        11,600.00
 10.050
 $   112.33
   76.718
161127
0.5000

0000021569876
NGUYEN
5968 BAHAMA COURT
WEST PALM B
FL
334070000
 $  37,100.00
 $        37,019.92
 11.200
 $   426.35
   70.000
111004
0.5000

0000021569900
CARROLL
226 SHORE DRIVE
WINTHROP
MA
021520000
 $  39,000.00
 $        38,987.25
 11.400
 $   383.25
   79.505
111007
0.5000

0000021569926
ZERMAN
20 JOHN STREET
MONTVILLE
NJ
070580000
 $  51,985.00
 $        51,922.51
 10.700
 $   526.02
   80.070
161029
0.5000

0000021569959
BROOKS
105 WALTERS LANE
FLORAHOME
FL
321400000
 $  26,350.00
 $        26,350.00
   9.850
 $   251.68
   85.000
161114
0.5000

0000021569967
MILBURN
134 RIO VERDE CIRCLE
CHEYENNE
WY
820010000
 $  64,800.00
 $        64,800.00
   9.150
 $   663.04
   80.000
111118
0.5000

0000021569975
FABUS
1233 WISCONSIN AVENUE
PITTSBURGH
PA
152160000
 $  58,650.00
 $        58,630.41
 11.300
 $   571.88
   85.000
111010
0.5000

0000021569991
CHIVERS
1215 NORTH PORTER
OGDEN
UT
844040000
 $  70,000.00
 $        70,000.00
   9.750
 $   663.97
   70.000
161112
0.5000

0000021570031
OCASIO
65 PLUM STREET
PATERSON
NJ
075030000
 $  44,000.00
 $        44,000.00
 11.990
 $   484.18
   75.554
161004
0.5000

0000021570049
PEDREIRA
17-19 PRESTON STREET
PROVIDENCE
RI
029060000
 $  67,000.00
 $        66,780.42
   9.500
 $   699.64
   62.910
111021
0.5000

0000021570056
SINGLETON
1607 RAINBOW ROAD
CHARLESTON
SC
294120000
 $  21,000.00
 $        21,000.00
 10.050
 $   226.32
   72.438
111126
0.5000

0000021570064
COOKE
172 GREENWOOD AVENUE
EAST ORANGE
NJ
070170000
 $  87,000.00
 $        86,888.37
 10.200
 $   851.13
   71.900
161004
0.5000

0000021570080
KAILHER
50 GREENVALE AVENUE
WEYMOUTH
MA
021880000
 $  20,000.00
 $        20,000.00
 10.800
 $   203.73
   76.089
161114
0.5000

0000021570106
NEWMAN
215 S. WASHINGTON STRET
HARTSVILLE
IN
472440000
 $  15,000.00
 $        15,000.00
 10.050
 $   161.65
   74.784
111127
0.5000

0000021570130
WATTS
7710 NORTH NC HWY 150
LEXINGTON
NC
272920000
 $  27,424.00
 $        27,424.00
   9.350
 $   283.90
   79.999
111115
0.5000

0000021570155
BOYLE
324 GODFREY AVENUE
BELEN
NM
870020000
 $100,800.00
 $      100,800.00
   9.500
 $   939.59
   80.000
161125
0.5000

0000021570163
NGUYEN
5966 BAHAMA COURT
WEST PALM B
FL
334070000
 $  38,500.00
 $        38,416.89
 11.200
 $   442.44
   70.000
111004
0.5000

0000021570197
OBIDOS
116 DIXONTOWN ROAD
MEDFORD TOW
NJ
080550000
 $100,000.00
 $        99,951.67
   9.800
 $   862.83
   45.662
111002
0.5000

0000021570239
QUAKENBUSH
3709 RAY HARDY DRIVE
CLOVIS
NM
881010000
 $  64,800.00
 $        64,800.00
   9.500
 $   604.03
   80.000
161108
0.5000

0000021570270
HALL
1030 E 227TH STREET
BRONX
NY
104660000
 $126,000.00
 $      125,702.91
 10.250
 $1,373.34
   56.909
111004
0.5000

0000021570361
SKOMBA
1009 OLD YORK ROAD
NESHANIC ST
NJ
088530000
 $  65,000.00
 $        64,929.74
 11.500
 $   693.18
   72.084
161007
0.5000

0000021570379
WILLIAMS
529 INDIAN TRAIL
NASHVILLE
NC
278560000
 $  43,350.00
 $        43,243.83
   9.850
 $   461.88
   85.000
111104
0.5000

0000021570395
GRAY
7236 LORRING PLACE
FORESTVILLE
MD
207470000
 $117,600.00
 $      117,600.00
   9.250
 $1,210.34
   80.000
111105
0.5000

0000021570460
SPEARMAN
1214 WATTS BRIDGE ROAD
GREENWOOD
SC
296660000
 $192,500.00
 $      192,328.61
   9.990
 $1,687.91
   84.988
261004
0.5000

0000021570577
REID
542 GARDEN DR
LEXINGTON
NC
272920000
 $  50,800.00
 $        50,800.00
 10.400
 $   558.40
   80.000
111101
0.5000

0000021570601
BLOUNT
436 MAPLESHORE DRIVE
CHESAPEAKE
VA
233200000
 $110,500.00
 $      110,435.77
   8.700
 $   865.37
   78.928
111030
0.5000

0000021570650
COLEMAN
920 6TH PLACE
PRATT CITY
AL
352140000
 $  27,800.00
 $        27,800.00
   9.300
 $   286.95
   76.164
111119
0.5000

0000021570676
GOLDMAN
1437 JEFFERSON STREET
SANTA CLARA
CA
950500000
 $168,750.00
 $      168,671.27
   9.750
 $1,449.83
   75.000
111101
0.5000

0000021570684
HERMANN
6205 BANCROFT
ST. LOUIS
MO
631090000
 $  82,000.00
 $        82,000.00
   9.150
 $   668.66
   77.358
111112
0.5000

0000021570734
PARKER-JORDA
8610 S. LOWE
CHICAGO
IL
606200000
 $  17,400.00
 $        17,400.00
 10.300
 $   190.19
   79.974
111125
0.5000

0000021570767
VECCHIO
2011 W 46TH AVENUE
DENVER
CO
802190000
 $  46,000.00
 $        46,000.00
   9.700
 $   393.53
   67.647
261101
0.5000

0000021570833
WILLIAMS
1909 COUNTY CLUB DRIVE
CONWAY
SC
295260000
 $  48,280.00
 $        48,280.00
   9.650
 $   508.54
   84.701
111118
0.5000

0000021570874
DAVIS
1554 SOUTH NINTH STREET
CAMDEN
NJ
081040000
 $  33,500.00
 $        33,351.09
 11.620
 $   473.30
   76.136
61004
0.5000

0000021570932
PRIMAVERA
408 SAIRS AVENUE
LONG BRANCH
NJ
077400000
 $  67,000.00
 $        66,666.46
 10.500
 $   668.92
   79.532
160925
0.5000

0000021570973
ANDERSON
1805 GLENPARK DR
SILVER SPRI
MD
209020000
 $124,000.00
 $      123,942.14
   9.750
 $1,065.36
   68.888
111009
0.5000

0000021571013
SANTIAGO
145 RICHELIEU TERRACE
NEWARK
NJ
071060000
 $112,000.00
 $      111,737.13
 10.300
 $1,224.20
   84.848
111004
0.5000

0000021571039
GUNKEL
30 HIGH STREET
ROCHESTER
NY
146090000
 $  50,000.00
 $        49,473.05
   8.950
 $   448.26
   70.422
160925
0.5000

0000021571047
SUMTER
6213 FOOTE STREET
CAPITAL HEI
MD
207430000
 $  50,000.00
 $        49,895.42
   9.490
 $   420.07
   57.803
111002
0.5000

0000021571104
LEMON
5523 OLD COURT RD
BALTIMORE
MD
212440000
 $  75,000.00
 $        74,917.59
   8.990
 $   602.93
   74.257
111002
0.5000

0000021571120
BAUGHMAN
15974 HICKORY ROAD
ARGOS
IN
465010000
 $  44,100.00
 $        44,100.00
 10.150
 $   429.97
   70.000
161122
0.5000

0000021571138
SAMUELS
9 SHERIDAN DRIVE
WINSLOW TWP
NJ
080810000
 $120,000.00
 $      119,961.09
 10.800
 $1,222.34
   77.922
160827
0.5000

0000021571146
KLESMIT PICA
1434 WHITEHALL LANE
HOLIDAY
FL
346910000
 $  54,400.00
 $        54,323.59
   9.500
 $   507.08
   80.000
160930
0.5000

0000021571161
BYRD
5608 BLAINE STREET NE
WASHINGTON
DC
200190000
 $  69,700.00
 $        69,649.51
 10.950
 $   661.14
   85.000
111003
0.5000

0000021571179
SINGLETARY
4236 BROOKS STREET NE
WASHINGTON
DC
200190000
 $  30,000.00
 $        29,959.19
   9.750
 $   284.56
   35.714
161001
0.5000

0000021571187
PICKERING
8607 MAGNOLIA DRIVE
GIBSONTON
FL
335340000
 $  55,000.00
 $        55,000.00
   9.350
 $   456.47
   73.333
111106
0.5000

0000021571195
RHOADES
260 HOMESTEAD DRIVE
HAYS
NC
286350000
 $  46,000.00
 $        46,000.00
 10.400
 $   505.64
   77.181
111104
0.5000

0000021571211
PEELE
1005 PARK DRIVE
STATESVILLE
NC
286770000
 $  32,400.00
 $        32,400.00
   9.350
 $   335.41
   79.802
111113
0.5000

0000021571237
CRAWFORD
185 MCCONNELL DRIVE
LAWRENCEVIL
GA
302450000
 $  43,000.00
 $        43,000.00
   9.500
 $   400.82
   58.108
161114
0.5000

0000021571260
ANDERSON
2322 GREEN STREET SE
WASHINGTON
DC
200200000
 $  60,800.00
 $        60,649.90
   9.750
 $   644.10
   80.000
111004
0.5000

0000021571328
THOMAS
31 TROTTERS CIRCLE
KISSIMMEE
FL
347430000
 $  46,168.00
 $        46,056.09
   9.950
 $   494.72
   78.160
111030
0.5000

0000021571377
GALATI
170 KIMBALL TERRACE
YONKERS
NY
107040000
 $135,000.00
 $      134,523.88
   9.990
 $1,449.90
   72.972
111001
0.5000

0000021571393
ORTEGA
507 W HAGERMAN
CARLSBAD
NM
882200000
 $  25,500.00
 $        25,500.00
   9.900
 $   244.40
   85.000
161028
0.5000

0000021571435
LEWIS
11468 IMPERIAL GROVES DR
LARGO
FL
337740000
 $  64,000.00
 $        63,563.34
 11.100
 $   614.33
   76.190
111011
0.5000

0000021571500
STEPHENS
200 REDWOOD DRIVE
EASLEY
SC
296420000
 $  60,800.00
 $        60,800.00
   8.900
 $   543.13
   78.961
161104
0.5000

0000021571518
COATES
2370 SW DILLEY ROAD
FOREST GROV
OR
971160000
 $  15,000.00
 $        15,000.00
 10.300
 $   163.96
   58.980
111125
0.5000

0000021571526
HELM
2522 FINCH DRIVE
DECATUR
IL
625260000
 $  25,000.00
 $        25,000.00
   9.150
 $   255.81
   55.555
111118
0.5000

0000021571591
JONES
7739 FREDERICK ROAD
HYATTSVILLE
MD
207840000
 $  15,500.00
 $        15,500.00
 11.000
 $   176.18
   79.366
111114
0.5000

0000021571617
HOPKINS
18560 ST PAUL DRIVE
MASARY TOWN
FL
346100000
 $  27,500.00
 $        27,485.13
   9.050
 $   222.27
   57.903
111101
0.5000

0000021571633
BUBACZ
105 WALLS WAY
BEAR
DE
197010000
 $132,000.00
 $      132,000.00
   9.300
 $1,090.72
   80.000
111120
0.5000

0000021571641
BERRY
1123 CORTLANDT STREET
PEEKSKILL
NY
105660000
 $122,000.00
 $      121,858.12
 10.950
 $1,255.13
   80.343
161002
0.5000

0000021571666
SMITH
8390 GOLDIE LANE
MARTINSVILL
IN
461510000
 $  50,000.00
 $        50,000.00
 10.050
 $   484.17
   68.278
161113
0.5000

0000021571708
MARKKANEN
6900 NICOLLET AVENUE SOUT
RICHFIELD
MN
554230000
 $  15,443.00
 $        15,443.00
 10.350
 $   168.80
   79.999
111118
0.5000

0000021571724
GARCIA
 STATE ROAD 582
EL GUIQUE
NM
875330000
 $  97,600.00
 $        97,600.00
   9.100
 $   884.42
   80.000
161122
0.5000

0000021571757
BOULDEN
1428 PERRY PLACE NW
WASHINGTON
DC
200100000
 $  45,000.00
 $        45,000.00
   9.100
 $   459.11
   50.000
111127
0.5000

0000021571773
NAFF
3110 FLEETWOOD AVENUE SW
ROANOKE
VA
240150000
 $  55,000.00
 $        55,000.00
   8.700
 $   548.08
   61.797
111108
0.5000

0000021571799
BOWMAN
520 W 400 NORTH
SALT LAKE C
UT
841160000
 $  45,500.00
 $        45,477.38
   9.450
 $   380.93
   56.875
261105
0.5000

0000021571815
RICHARDSON
 RT 5 BOX 343
GALAX
VA
243330000
 $  52,700.00
 $        52,700.00
   9.250
 $   482.67
   85.000
161126
0.5000

0000021571930
LEARY
10020 SW JOHNSON STREET
TIGARD
OR
972230000
 $  31,046.00
 $        31,046.00
 11.050
 $   353.85
   69.535
111120
0.5000

0000021571955
FEGANS
1630 HEATHFIELD ROAD
BALTIMORE
MD
202390000
 $  59,000.00
 $        59,000.00
   8.500
 $   512.02
   78.666
161104
0.5000

0000021572037
HAMBY
1014 HILL AVENUE
WILKESBORO
NC
286960000
 $  47,000.00
 $        47,000.00
   9.950
 $   452.01
   79.187
161104
0.5000

0000021572078
LESANE
51 PALM STREET
NEWARK
NJ
071060000
 $  46,000.00
 $        45,792.92
 10.250
 $   412.21
   50.000
111008
0.5000

0000021572169
EGLI
3020 SPILLERS AVENUE
TAMPA
FL
336190000
 $  24,000.00
 $        24,000.00
 10.400
 $   263.81
   75.000
111030
0.5000

0000021572334
CLAYBORNE
113 ROBINSON STREET
PROVIDENCE
RI
029050000
 $  52,000.00
 $        51,979.77
 10.600
 $   479.56
   80.000
111030
0.5000

0000021572474
MCLEOD
986 TWIN LAKES DR
SUMTER
SC
291540000
 $  77,600.00
 $        77,600.00
 10.400
 $   769.54
   80.000
161115
0.5000

0000021572516
HEADEN
400 GRANT STREET
EAST SPENCE
NC
280390000
 $  51,170.00
 $        51,170.00
   9.850
 $   530.42
   85.000
121030
0.5000

0000021572524
SNYDER
1105 CARTER DRIVE
PENSACOLA
FL
325040000
 $  90,000.00
 $        90,000.00
   9.750
 $   853.67
   75.000
161114
0.5000

0000021572581
ANDREWS
3311 AVE T
RIVIERA BEA
FL
334040000
 $  34,000.00
 $        34,000.00
   9.500
 $   355.04
   56.666
111112
0.5000

0000021572599
ROBINSON
14428 TAOS COURT
SILVER SPRI
MD
209060000
 $  55,000.00
 $        54,978.71
 10.990
 $   523.37
   50.000
111004
0.5000

0000021572623
MITCHELL
6709 CONWAY STREET
TAKOMA PARK
MD
209120000
 $  25,000.00
 $        25,000.00
 10.050
 $   269.42
   64.065
111114
0.5000

0000021572631
HUNTER
3455 PINE STREET
COCOA
FL
329260000
 $  85,000.00
 $        85,000.00
   9.500
 $   714.73
   73.529
261118
0.5000

0000021572698
MAPLES
971-A ROBERTS DRIVE
ELGIN
SC
290450000
 $  57,600.00
 $        57,600.00
   9.500
 $   536.91
   80.000
161105
0.5000

0000021572722
CLARK
1233 FOREST AVENUE
NEW KENSING
PA
150680000
 $  42,100.00
 $        42,100.00
   9.000
 $   378.79
   77.962
161105
0.5000

0000021572748
NORDER
6926 W. BLOOMFIELD ROAD
PEORIA
AZ
853810000
 $  18,000.00
 $        18,000.00
 10.050
 $   238.37
   74.199
61122
0.5000

0000021572771
GODWIN
2 ROUTE BOX 48
KINGSTREE
SC
295560000
 $  55,000.00
 $        55,000.00
 10.400
 $   545.42
   79.710
161105
0.5000

0000021572789
WADE
561 TALBOT AVENUE
JACKSONVILL
FL
322050000
 $  35,500.00
 $        35,500.00
   8.750
 $   313.72
   60.169
161118
0.5000

0000021572797
MONTGOMERY
1810 EAST 32ND STREET
BALTIMORE
MD
212180000
 $  36,500.00
 $        36,500.00
   9.150
 $   373.48
   73.000
111105
0.5000

0000021572813
HOWARD
5313 FOURTH STREET
BALTIMORE
MD
212250000
 $  55,000.00
 $        55,000.00
   8.800
 $   434.66
   79.710
261104
0.5000

0000021572847
BENNETT
1631 EAST 33RD STREET
BALTIMORE
MD
212180000
 $  50,500.00
 $        50,500.00
   8.800
 $   399.09
   77.692
261104
0.5000

0000021572888
HOLLING
1342 WARSON PLACE
ROCK HILL
MO
631190000
 $  45,000.00
 $        45,000.00
   9.150
 $   366.95
   50.000
111112
0.5000

0000021572912
O'REILLY
71 WEST MEATH LANE
FARMINGTON
CT
060320000
 $136,000.00
 $      135,665.94
 11.550
 $1,593.07
   60.444
111030
0.5000

0000021572946
MITCHELL
1255 S 4TH ST
SAFETY HARB
FL
346950000
 $  15,000.00
 $        15,000.00
 10.950
 $   170.02
   75.462
111126
0.5000

0000021572979
MCLAUGHLAN
2009 MISTLETOE COURT
TALLAHASSEE
FL
323110000
 $  62,000.00
 $        61,844.12
   9.550
 $   649.30
   84.931
111030
0.5000

0000021573019
ROSENBERG
132 KRAPF ROAD
ASHFORD
CT
062780000
 $  22,200.00
 $        22,200.00
 10.250
 $   241.97
   76.369
111101
0.5000

0000021573035
THYE
145 DAVIS CIRCLE
PALISADE
CO
815260000
 $103,900.00
 $      103,807.68
 10.000
 $   911.80
   79.984
111008
0.5000

0000021573050
BOND
1451 WILLIAMSON STREET
MINERAL RID
OH
444400000
 $  46,500.00
 $        46,500.00
   9.400
 $   387.61
   69.402
261125
0.5000

0000021573076
PLEDGER
5862 VAUGHAN DRIVE EAST
SATSUMA
AL
365720000
 $  25,000.00
 $        25,000.00
 10.050
 $   531.80
   76.100
11126
0.5000

0000021573084
ORTON
3621 W 58TH STREET
INDIANAPOLI
IN
462080000
 $140,000.00
 $      140,000.00
   9.400
 $1,167.00
   80.000
111112
0.5000

0000021573118
MILLWOOD
357 DONALD DRIVE
LEXINGTON
SC
290730000
 $  50,000.00
 $        50,000.00
   9.150
 $   511.61
   78.125
111125
0.5000

0000021573142
COLE
2418 3RD AVENUE
RICHMOND
VA
232220000
 $  44,800.00
 $        44,800.00
   8.250
 $   336.57
   80.000
111118
0.5000

0000021573191
LOGAN
192 WHITE ROAD
WHITE
GA
301840000
 $  10,000.00
 $        10,000.00
 10.300
 $     98.50
   63.948
161126
0.5000

0000021573340
NEWSHAM
 #11 4TH DRIVE
DECATUR
IL
625210000
 $  43,000.00
 $        43,000.00
   9.150
 $   439.98
   75.438
111118
0.5000

0000021573407
GOTFREDSON
240 VAN BUREN STREET
ROCK SPRING
WY
829010000
 $  84,000.00
 $        84,000.00
   9.050
 $   678.91
   80.000
111122
0.5000

0000021573423
FOSTER
417 E. HAZEL
PONCA CITY
OK
746010000
 $  82,400.00
 $        82,400.00
   9.050
 $   744.03
   80.000
161118
0.5000

0000021573506
SANDERSON
10400 CRAIG DRIVE
FESTUS
MO
630280000
 $  69,600.00
 $        69,600.00
   9.700
 $   617.80
   75.652
211029
0.5000

0000021573530
YOUNG
RT. 3 BOX 690
HAVANA
FL
323330000
 $  56,950.00
 $        56,950.00
 10.000
 $   611.99
   85.000
111119
0.5000

0000021573548
HENG
49 FAIR STREET
PROVIDENCE
RI
029080000
 $  68,800.00
 $        68,631.70
   9.850
 $   733.03
   80.000
111105
0.5000

0000021573704
AMOS
4004 OLD CAVERN HWY
CARLSBAD
NM
882200000
 $  42,500.00
 $        42,500.00
   9.900
 $   454.12
   85.000
111104
0.5000

0000021573753
KALINOWSKI
252 OAK STREET
CLINTON
MA
015100000
 $  80,500.00
 $        80,500.00
 10.200
 $   787.54
   60.984
161105
0.5000

0000021573803
SCOTT
17 CONNECTICUT AVENUE
ENFIELD
CT
060820000
 $102,850.00
 $      102,850.00
   9.550
 $   962.06
   85.000
161118
0.5000

0000021573811
NOLTE
801 MOUNTAINVIEW DRIVE
WESTMINISTE
MD
211570000
 $116,000.00
 $      116,000.00
   9.000
 $1,176.55
   80.000
111111
0.5000

0000021573977
STARLIPER
2225 LINDSAY LOT RD
SHIPPENSBUR
PA
172570000
 $  38,000.00
 $        38,000.00
   9.000
 $   341.90
   52.054
161118
0.5000

0000021573993
MADDEN
18 SPOFFORD AVE
WARWICK
RI
028880000
 $  30,000.00
 $        30,000.00
 11.150
 $   289.11
   71.873
111106
0.5000

0000021574009
LEVESQUE
127 FREEBORN STREET
PORTSMOUTH
RI
028710000
 $102,400.00
 $      102,400.00
   8.950
 $   918.03
   80.000
161028
0.5000

0000021574041
PFEIFFER
63 HUNTINGTON BAY ROAD
HUNTINGTON
NY
117430000
 $100,000.00
 $      100,000.00
 10.050
 $1,077.67
   62.775
111120
0.5000

0000021574132
JOHNSON
267 GARDEN DRIVE
LEXINGTON
NC
272920000
 $  54,315.00
 $        54,315.00
   9.850
 $   518.77
   85.000
161104
0.5000

0000021574207
DUHL
2130 BODA STREET
SPRINGFIELD
OH
455030000
 $  48,000.00
 $        47,984.62
 11.490
 $   474.98
   80.000
261029
0.5000

0000021574215
ZBONCAK
6643 W 92ND STREET
OAK LAWN
IL
604530000
 $  15,000.00
 $        15,000.00
   9.950
 $   160.74
   79.338
111125
0.5000

0000021574223
BARNWELL
1325 PEARL STREET
MONTICELLO
FL
323440000
 $  37,500.00
 $        37,500.00
   9.800
 $   356.93
   79.787
161115
0.5000

0000021574256
ACOSTA
187 WARRINGTON STREET
PROVIDENCE
RI
029070000
 $  64,800.00
 $        64,767.44
   9.400
 $   540.16
   80.000
110930
0.5000

0000021574314
WATERBURY
22335 LASALLE RD
PORT CHARLO
FL
339520000
 $  15,000.00
 $        14,981.24
 10.400
 $   148.76
   39.473
161105
0.5000

0000021574330
KELLY
1108 HOUSE STREET
COLUMBIA
SC
292050000
 $  24,000.00
 $        24,000.00
   9.500
 $   250.62
   66.666
111120
0.5000

0000021574447
LANE
25 GLEN DRIVE
PEABODY
MA
019600000
 $  58,500.00
 $        58,253.80
 12.550
 $   858.01
   77.026
61002
0.5000

0000021574488
WAISNOR
32 BANCROFT STREET
LYNNFIELD
MA
019400000
 $  40,480.00
 $        40,480.00
 11.000
 $   417.83
   79.873
161127
0.5000

0000021574496
KRUEGER
19424 CAMP ROAD
CULPEPER
VA
227010000
 $112,000.00
 $      111,947.74
   9.750
 $   962.26
   80.000
110930
0.5000

0000021574504
ARTRIP
715 SE MURRAY AVENUE
ROANOKE
VA
240130000
 $  57,800.00
 $        57,800.00
   9.000
 $   520.05
   77.066
161118
0.5000

0000021574546
WHITEST
1400 NOREEN DRIVE
BURLINGTON
NJ
080160000
 $112,700.00
 $      112,700.00
   9.990
 $1,086.84
   78.811
161107
0.5000

0000021574587
CLARKE
110 W CLEVELAND AVE
VINTON
VA
241790000
 $  38,250.00
 $        38,250.00
   9.200
 $   349.09
   85.000
161119
0.5000

0000021574595
SMITH
5 APRIL DRIVE
NASHUA
NH
030600000
 $  88,000.00
 $        87,962.29
 10.150
 $   782.04
   80.000
261002
0.5000

0000021574728
BAUKNECHT
10 RIDGECREST DRIVE
CHESHIRE
CT
064100000
 $  90,000.00
 $        89,975.58
 12.240
 $   942.42
   56.608
111003
0.5000

0000021574736
MILBURN
6356 30TH WAY N
ST PETERSBU
FL
337020000
 $  25,000.00
 $        25,000.00
   9.350
 $   230.59
   78.125
161118
0.5000

0000021574785
KATZ
16700 SIOUX LANE
GAITHERSBUR
MD
208780000
 $  35,000.00
 $        35,000.00
   9.850
 $   372.91
   49.572
111125
0.5000

0000021574801
MARTIN
90 MEADOW STREET
PAWTUCKET
RI
028600000
 $  23,000.00
 $        22,944.46
   9.990
 $   247.02
   26.136
111030
0.5000

0000021574819
LOVE
102 CAROLINA RD
ROCKY MOUNT
VA
241510000
 $  62,050.00
 $        62,050.00
   9.500
 $   647.95
   85.000
111115
0.5000

0000021574827
SIMS
943 SANDPIPER LANE
COLUMBIA
SC
292030000
 $  41,600.00
 $        41,600.00
   9.350
 $   430.65
   80.000
111125
0.5000

0000021574835
BEAUREGARD
 BACHELOR DRIVE
ALTON
NH
038090000
 $  83,000.00
 $        82,926.41
 11.900
 $   847.37
   75.454
260905
0.5000

0000021574983
MCCLESKEY
18240 NE FLANDERS STREET
GRESHAM
OR
972300000
 $  10,000.00
 $        10,000.00
 10.050
 $   107.77
   65.442
111119
0.5000

0000021575071
PAUL
1204 MAIN STREET
ALLIANCE
NC
285090000
 $  10,250.00
 $        10,250.00
 10.050
 $   110.47
   79.888
111122
0.5000

0000021575113
ALLEY
110 PINEWOOD DRIVE
LOGAN
UT
843210000
 $104,000.00
 $      104,000.00
   8.750
 $1,039.43
   80.000
111125
0.5000

0000021575162
DOOME
9625 WENDHURST DRIVE
GLEN ALLEN
VA
230600000
 $  96,000.00
 $        96,000.00
   9.100
 $   779.36
   80.000
111125
0.5000

0000021575238
BIGELOW
81 SOUTH WORCESTER STREE
NORTON
MA
027660000
 $  93,000.00
 $        93,000.00
   9.950
 $   812.71
   72.656
111118
0.5000

0000021575246
NIEWDACH
189-14 43RD ROAD
FLUSHING
NY
113580000
 $225,000.00
 $      225,000.00
   9.400
 $2,082.63
   84.905
161118
0.5000

0000021575337
PHILP
2950 SPRINGVIEW DRIVE
COUER D'ALE
ID
838140000
 $  72,800.00
 $        72,800.00
   8.750
 $   643.35
   80.000
161114
0.5000

0000021575386
DUCLOS
83 FIUME STREET
PAWTUCKET
RI
028600000
 $  76,800.00
 $        76,800.00
   9.250
 $   631.82
   80.000
111028
0.5000

0000021575477
FOY
5622 STONINGTON AVE
BALTIMORE
MD
212070000
 $  56,000.00
 $        56,000.00
   8.700
 $   493.10
   80.000
161118
0.5000

0000021575550
KISLING
1606 SCOTT STREET
BEATRICE
NE
683100000
 $  83,200.00
 $        83,200.00
   9.000
 $   843.88
   80.000
111118
0.5000

0000021575576
ANDERSON
6608 N 350 WEST
COLUMBIA CI
IN
467250000
 $  60,000.00
 $        59,727.39
 10.700
 $   670.70
   78.311
110926
0.5000

0000021575626
KNOTTS
379 GARDEN DRIVE
LEXINGTON
NC
272920000
 $  52,160.00
 $        52,160.00
   9.350
 $   481.11
   80.000
161105
0.5000

0000021575733
BALLENGER
1200 GLENWOOD AVE
BALTIMORE
MD
212390000
 $  46,000.00
 $        45,896.83
 10.790
 $   516.79
   65.714
111007
0.5000

0000021575758
RITCHIE
7142 W US 50
HOLTON
IN
470230000
 $  41,600.00
 $        41,580.17
   9.650
 $   354.36
   80.000
261030
0.5000

0000021575774
HIGHTOWER
24 LAVENDER LANE
SPRINGFIELD
MA
011290000
 $  63,000.00
 $        62,944.13
 11.900
 $   643.19
   70.000
111004
0.5000

0000021575899
WILLIAMS
301 PARK STREET
PINETOPS
NC
278640000
 $  43,300.00
 $        43,300.00
   9.500
 $   403.62
   78.727
161119
0.5000

0000021575949
SMITH
3805 8TH ST
BALTIMORE
MD
212250000
 $  44,000.00
 $        43,930.97
   9.000
 $   395.88
   80.000
161105
0.5000

0000021575956
MILBURN
1712 ISON LANE
OCOEE
FL
347610000
 $  15,000.00
 $        15,000.00
   9.850
 $   196.99
   78.851
61118
0.5000

0000021575964
WILLIAMS
2624 ALLGOOD ROAD
YADKINVILLE
NC
270550000
 $  50,150.00
 $        50,150.00
   9.250
 $   516.14
   85.000
111115
0.5000

0000021575998
RICHARDS
661 W. COUNTRY CLUB CIRCL
PLANTATION
FL
333170000
 $  90,000.00
 $        90,000.00
   9.850
 $   859.60
   84.905
161118
0.5000

0000021576012
QUINTANA
2426 KING STREET
DENVER
CO
802110000
 $  67,000.00
 $        67,000.00
   9.100
 $   607.14
   63.809
161118
0.5000

0000021576038
BROOKS
2604 SW TORRONADO TRAIL
STUART
FL
349970000
 $  34,300.00
 $        34,300.00
   9.950
 $   329.87
   77.505
161108
0.5000

0000021576053
ESTES
202 ROBERTA DRIVE
GREENVILLE
SC
296150000
 $  77,600.00
 $        77,600.00
   9.700
 $   663.86
   80.000
111122
0.5000

0000021576079
STEPHENSON
601 CURRY STREET
HARTSELLE
AL
356400000
 $  16,000.00
 $        16,000.00
   9.900
 $   170.96
   57.852
111127
0.5000

0000021576111
O'DONNELL
2 WEBSTER WOODS
WEBSTER GRO
MO
631190000
 $185,000.00
 $      185,000.00
   9.150
 $1,508.57
   60.064
111112
0.5000

0000021576202
CORPENING
329 NE FINLEY AVENUE
LENOIR
NC
286450000
 $  38,400.00
 $        38,400.00
   9.850
 $   366.77
   83.478
161101
0.5000

0000021576251
STEELE
303 LAHINCH LANE
SMYRNA
TN
371670000
 $  15,820.00
 $        15,820.00
 10.050
 $   336.52
   79.998
11114
0.5000

0000021576269
SCOVA
183 BELMONT ROAD
HAWTHORNE
NY
105320000
 $  17,000.00
 $        17,000.00
 10.100
 $   183.73
   31.660
111112
0.5000

0000021576384
LESLIE
2268 OLD SALEM
AUBURN HILL
MI
483260000
 $  95,200.00
 $        95,200.00
   9.400
 $   988.37
   80.000
111114
0.5000

0000021576442
GABBARD
79 N LAKE STREET
INGLIS
FL
344490000
 $  34,000.00
 $        34,000.00
   9.850
 $   362.26
   85.000
111118
0.5000

0000021576483
TORTOLANI
240 ELDRIDGE STREET
CRANSTON
RI
029100000
 $103,000.00
 $      102,945.47
   9.150
 $   839.91
   74.100
111030
0.5000

0000021576509
BRILEY
6612 LIGHT BREEZE DRIVE
LAS VEGAS
NV
891080000
 $  15,000.00
 $        15,000.00
   9.850
 $   159.82
   62.391
111114
0.5000

0000021576574
MICHALCZIK
10 CRANSTON AVE
NEWPORT
RI
028400000
 $  76,000.00
 $        75,968.13
 10.250
 $   681.04
   76.000
111028
0.5000

0000021576590
MERRITT
2333 BALTIMORE AVENUE
CINCINNATI
OH
452250000
 $  42,500.00
 $        42,500.00
   9.650
 $   362.03
   85.000
111112
0.5000

0000021576616
RINNERT
245 GRASSY FORK LANE
MARTINSVILL
IN
461510000
 $  25,000.00
 $        25,000.00
   9.850
 $   328.31
   68.923
61114
0.5000

0000021576707
FELTON
3410 MADGE STREET
JACKSONVILL
FL
322090000
 $  42,500.00
 $        42,500.00
   9.850
 $   405.92
   85.000
161118
0.5000

0000021576731
TASS
770 GATESWOOD DRIVE
FLORISSANT
MO
630330000
 $  67,500.00
 $        67,500.00
   9.150
 $   860.56
   67.500
61114
0.5000

0000021576772
BAKER
1021 DREXEL AVENUE
DREX HILL
PA
190260000
 $  95,000.00
 $        95,000.00
   8.800
 $   750.77
   76.612
261114
0.5000

0000021576913
MCCLEARY
1629 N EIGHTH STREET
SPRINGFIELD
IL
627020000
 $  51,200.00
 $        51,200.00
   9.150
 $   465.62
   80.000
161120
0.5000

0000021576939
STRINGFELLOW
7192 PLANTATION CIR
GERMANTOWN
TN
381380000
 $  55,000.00
 $        55,000.00
 10.050
 $   532.59
   79.651
161120
0.5000

0000021577077
BROGDEN
1513 BENTALOU ST
BALTIMORE
MD
212160000
 $  45,900.00
 $        45,900.00
   9.500
 $   479.30
   85.000
111126
0.5000

0000021577432
MARTIN
1118 LEE CIRCLE
WEST COLUMB
SC
291700000
 $  40,218.00
 $        40,218.00
   9.500
 $   419.97
   70.557
111106
0.5000

0000021577549
SINDEBAND
59 VALLEY ROAD
KATONAH
NY
105360000
 $284,000.00
 $      284,000.00
   9.990
 $2,490.21
   80.000
261105
0.5000

0000021577572
GARCIA
17 BLUEBERRY LANE
SWANSEA
MA
027770000
 $  23,000.00
 $        23,000.00
   9.950
 $   221.20
   50.234
161127
0.5000

0000021577705
SKOGSETH
3090 VILLAGE CIRCLE
WHITE CITY
OR
975030000
 $  46,000.00
 $        45,978.54
   9.750
 $   395.22
   56.790
111101
0.5000

0000021577788
MILLER
3633 HIGHWAY 415
WALLACE
NC
284660000
 $  60,000.00
 $        59,976.00
 10.500
 $   548.85
   80.000
111008
0.5000

0000021577937
STEELE
2809 US HIGHWAY 12
SILVER CREE
WA
985850000
 $  25,518.00
 $        25,518.00
   9.900
 $   272.66
   64.950
111125
0.5000

0000021577945
CINI
1197 RIVER ROAD
AGAWAM
MA
010010000
 $  10,500.00
 $        10,500.00
 10.300
 $   224.65
   78.964
11127
0.5000

0000021578000
JORDAN III
269 HAWTHORNE AVENUE
HADDONFIELD
NJ
080330000
 $139,500.00
 $      139,500.00
 10.450
 $1,270.85
   75.405
261106
0.5000

0000021578216
DAVENPORT
639 HAMBURG ST.
MT AIRY
NC
270300000
 $  35,300.00
 $        35,300.00
   9.500
 $   368.62
   76.739
111113
0.5000

0000021578224
HART
153 DEPOT STREET
DALTON
MA
012260000
 $  62,700.00
 $        62,604.93
   8.900
 $   560.11
   72.401
161021
0.5000

0000021578273
SHAFER
9208 LORALINDA DRIVE
CINCINNATI
OH
452510000
 $110,500.00
 $      110,500.00
   9.990
 $   968.91
   85.000
111030
0.5000

0000021578331
LUGO
647 47TH STREET
BROOKLYN
NY
112200000
 $  90,200.00
 $        90,200.00
   9.800
 $1,182.04
   48.756
61021
0.5000

0000021578349
ZUPKOFSKA
4855 7 SW 66 WAY
DAVIE
FL
333140000
 $  30,000.00
 $        30,000.00
   9.650
 $   315.99
   77.843
111108
0.5000

0000021578398
MYERS
735 BRITTANY COURT
STONE MOUNT
GA
300830000
 $  70,400.00
 $        70,400.00
   9.450
 $   589.40
   80.000
111125
0.5000

0000021578422
SCHOENER
53 SPENCER DRIVE
NORTH KINGS
RI
028520000
 $  57,300.00
 $        57,260.45
 10.690
 $   532.31
   79.996
111016
0.5000

0000021578448
WINN
6901 CARMELITA DRIVE
FORT MYERS
FL
339050000
 $  56,500.00
 $        56,500.00
   9.350
 $   521.14
   62.777
161118
0.5000

0000021578596
CARRERA
3570 W PALMER
CHICAGO
IL
606470000
 $  88,800.00
 $        88,800.00
   9.300
 $   816.17
   80.000
161118
0.5000

0000021578679
RILLEN
165 MIDWOOD STREET
BROOKLYN
NY
112250000
 $  30,000.00
 $        29,929.59
 10.300
 $   327.92
   79.994
111016
0.5000

0000021578703
ALEXSON
1010 BAKER AVENUE
SCHENECTADY
NY
123080000
 $  60,000.00
 $        60,000.00
   9.500
 $   504.52
   69.767
111120
0.5000

0000021578760
BOODOO
117-71 126TH STREET
SOUTH OZONE
NY
114200000
 $  55,000.00
 $        54,979.30
 10.750
 $   513.42
   68.047
111009
0.5000

0000021578778
EASTERLING
492 RIDGEWOOD DRIVE
DAPHNE
AL
365260000
 $  62,000.00
 $        61,940.22
 12.350
 $   697.87
   55.855
161014
0.5000

0000021578885
FISHER
2006 E MALLORY STREET
PENSACOLA
FL
325030000
 $  65,000.00
 $        65,000.00
   9.850
 $   620.82
   55.507
161118
0.5000

0000021578992
HANNA
555 EAST 17TH STREET
BROOKLYN
NY
112040000
 $155,000.00
 $      155,000.00
   8.900
 $1,384.63
   57.835
161022
0.5000

0000021579057
SCHLEGEL
183 WINTER STREET
NORTH GREEN
NY
121800000
 $182,500.00
 $      182,412.11
   9.600
 $1,547.90
   68.867
111015
0.5000

0000021579073
WHITE
911 CENTER DRIVE
FRANKLIN SQ
NY
110100000
 $  80,000.00
 $        79,967.17
 10.350
 $   722.84
   49.079
261017
0.5000

0000021579107
FARNUM
371 HAWTHORNE STREET
BROOKLYN
NY
112250000
 $  36,000.00
 $        35,984.04
   9.990
 $   315.66
   22.929
111004
0.5000

0000021579172
ZOGAL GUILLE
342 RIMMON HILL ROAD
BEACON FALL
CT
064030000
 $140,500.00
 $      140,347.53
   9.050
 $1,135.56
   79.829
110820
0.5000

0000021579198
MCKOY
5708 NILE PLACE
TEMPLE HILL
MD
207480000
 $166,400.00
 $      166,400.00
 10.450
 $1,515.91
   80.000
261125
0.5000

0000021579206
MONE
184 WEST HIGH STREET
MILTON
NY
120200000
 $  50,000.00
 $        49,927.49
   9.250
 $   457.94
   53.475
160930
0.5000

0000021579230
LAIL
4679 DIAMOND STREET
CLAREMONT
NC
286100000
 $  22,000.00
 $        22,000.00
 10.100
 $   237.77
   79.965
111122
0.5000

0000021579248
HOSHELL
1934 N CALIFORNIA
CHICAGO
IL
606470000
 $  35,000.00
 $        35,000.00
   9.950
 $   375.05
   79.987
111120
0.5000

0000021579313
MARRONE
4623 CALLE DE FARRAR
SAN JOSE
CA
951180000
 $  20,277.00
 $        20,277.00
   9.850
 $   216.05
   79.999
111126
0.5000

0000021579479
BEDEL
26453 LEGION ROAD
SUNMAN
IN
470410000
 $  63,200.00
 $        62,844.66
   8.350
 $   616.82
   80.000
110923
0.5000

0000021579503
SCHRODER
5444 TUCSON DRIVE
WATERLOO
IA
507020000
 $110,800.00
 $      110,800.00
   9.000
 $   891.53
   80.000
111127
0.5000

0000021579552
LITTLE
512 SW 7TH STREET
CONOVER
NC
286130000
 $  67,200.00
 $        67,200.00
   9.750
 $   577.36
   80.000
111122
0.5000

0000021579628
FLETCHER
36056 TURPIN WAY
FREEMONT
CA
945360000
 $  30,000.00
 $        30,000.00
   9.850
 $   319.64
   69.109
111127
0.5000

0000021579636
EMGE
93 NURSERY DRIVE
BEAR
DE
197010000
 $135,000.00
 $      135,000.00
   9.000
 $1,369.26
   73.770
111114
0.5000

0000021579644
FISHER
2450 ROSEWOOD DRIVE
TROY
OH
453730000
 $  65,000.00
 $        65,000.00
   9.000
 $   659.28
   58.035
111115
0.5000

0000021579719
HARRISON
814 4TH STREET S.W.
CONOVER
NC
286130000
 $  64,000.00
 $        64,000.00
   9.500
 $   538.15
   75.294
111125
0.5000

0000021579727
SPAK
826 LAKEWOOD DR
SHEFFIELD L
OH
440540000
 $  71,200.00
 $        71,200.00
 11.750
 $   843.11
   80.000
111011
0.5000

0000021579743
YAN
415 WEST EMERSON AVENUE
MONTEREY PA
CA
917540000
 $  17,566.00
 $        17,566.00
 10.050
 $   170.10
   79.999
161125
0.5000

0000021579750
SOLEYN
1051 ARLINGTON STREET
MOBILE
AL
366050000
 $  26,663.00
 $        26,663.00
 12.550
 $   391.07
   69.254
61002
0.5000

0000021579768
HARPER
2627 KAISER ROAD NW
OLYMPIA
WA
985020000
 $  85,000.00
 $        85,000.00
   9.050
 $   767.51
   48.571
161107
0.5000

0000021579776
MOE
57 CAROL ROAD
MIDDLETOWN
NJ
077480000
 $  95,000.00
 $        94,730.15
   9.250
 $   977.74
   57.575
111014
0.5000

0000021579784
WRIGHT
1111 ROSA PARKS AVENUE
MONTGOMERY
AL
361040000
 $  39,100.00
 $        39,100.00
   9.450
 $   327.35
   85.000
111125
0.5000

0000021579800
AMBROSINO
3738 SWEETGRASS LANE
CHARLOTTE
NC
282260000
 $105,900.00
 $      105,900.00
 10.750
 $   988.56
   79.984
111018
0.5000

0000021579818
KOPKI
2243 MINNESOTA STREET
EUGENE
OR
974020000
 $  15,000.00
 $        15,000.00
   9.950
 $   160.74
   42.360
111125
0.5000

0000021579883
FREEMAN
100 PINEFIELD DR
GREENVILLE
SC
296050000
 $  65,450.00
 $        65,374.28
 10.990
 $   675.13
   85.000
161017
0.5000

0000021579982
HAUSSER
 BOX 15
SUSQUEHANNA
PA
188470000
 $    7,400.00
 $          7,400.00
 10.050
 $   157.42
   74.278
11125
0.5000

0000021580014
ROBBINS
740 CRESTVIEW DR
MARION
IN
469520000
 $  62,400.00
 $        62,368.98
   9.450
 $   522.42
   80.000
111004
0.5000

0000021580097
GULLICKSON
5937 BILLINGS STREET EAST
MESA
AZ
852040000
 $  40,000.00
 $        40,000.00
   9.100
 $   362.47
   47.058
161125
0.5000

0000021580170
SMITH
7932 MELODY ROAD
DAYTON
OH
454150000
 $  66,657.00
 $        66,557.06
   8.990
 $   599.31
   77.508
161017
0.5000

0000021580220
HAWORTH
7 PRAIRIE DRIVE
BISMARCK
IL
618140000
 $  49,700.00
 $        49,700.00
 10.150
 $   484.57
   70.000
161119
0.5000

0000021580295
HOHL
1448 S 600 EAST
SALT LAKE C
UT
841050000
 $  80,000.00
 $        80,000.00
   9.200
 $   655.25
   64.000
111118
0.5000

0000021580352
CHESSER
11508 MCMULLEN ROAD
RIVERVIEW
FL
335690000
 $  62,400.00
 $        62,400.00
   9.500
 $   524.70
   80.000
111115
0.5000

0000021580436
MURPHY
29 SOUTH STREET
FITCHBURG
MA
014200000
 $  66,500.00
 $        66,500.00
 11.650
 $   666.17
   70.000
111101
0.5000

0000021580444
GEORGE
4051 LAKESPUR CIRCLE
PALM BEACH
FL
334100000
 $  87,200.00
 $        87,111.86
   9.390
 $   726.24
   80.000
260924
0.5000

0000021580535
HARRINGTON
109 WILLOW STREET
SOUTH CHARL
OH
453680000
 $  65,600.00
 $        65,374.19
   9.500
 $   551.61
   80.000
260926
0.5000

0000021580543
DONLEVY
239 SHEARS STREET
WRENTHAM
MA
020930000
 $  33,000.00
 $        33,000.00
   9.950
 $   353.62
   79.945
111119
0.5000

0000021580576
TOMLIN
158 DANBURY LANE
STATESVILLE
NC
286770000
 $  72,000.00
 $        71,907.49
 10.190
 $   703.91
   81.818
161021
0.5000

0000021580691
LEON
23614 BRIGHTWOOD DRIVE
LAWRENCEBUR
IN
470250000
 $  86,800.00
 $        86,725.94
 10.190
 $   773.95
   78.909
260927
0.5000

0000021580725
BUTLER
2 ROMAN COURT
LAKE GROVE
NY
117550000
 $  24,522.00
 $        24,522.00
   9.950
 $   262.77
   79.855
111107
0.5000

0000021580741
BR0WN
9133 BEDFORD ROAD
DOWLING
MI
490500000
 $  45,500.00
 $        45,500.00
   9.400
 $   379.28
   70.000
111122
0.5000

0000021580758
DENISON
279 RIVERDALE ROAD
SEVERNA PAR
MD
211460000
 $  88,000.00
 $        88,000.00
 10.750
 $   893.41
   78.280
161125
0.5000

0000021580774
GERVAIS
4 VAUGHAN STREET
PROVIDENCE
RI
029040000
 $  54,000.00
 $        54,000.00
   9.400
 $   450.13
   76.056
261119
0.5000

0000021580790
AGURS
505 PEACHTREE STREET
DALLAS
NC
280340000
 $  45,000.00
 $        44,983.38
 11.690
 $   452.17
   90.000
261009
0.5000

0000021580816
LEAVELL
1607 JEFFERSON CT
FAIRFIELD
OH
450140000
 $148,000.00
 $      147,939.25
 10.350
 $1,337.25
   80.000
111017
0.5000

0000021580824
MEADOR
150 IVEY STREET
RAEFORD
NC
283760000
 $  40,000.00
 $        40,000.00
   9.050
 $   361.18
   50.000
161125
0.5000

0000021580832
GEHRKE
1708 SAN BERNARDINO WAY
NAPLES
FL
341090000
 $  25,000.00
 $        25,000.00
   9.500
 $   233.04
   16.129
161120
0.5000

0000021580881
DOUGHERTY
125 OVERWOOD ROAD
AKRON
OH
443130000
 $200,000.00
 $      199,943.26
   9.990
 $1,753.67
   80.000
111022
0.5000

0000021580899
JOHNSON
335 PINE STREET
JOLIET
IL
604350000
 $  71,500.00
 $        71,500.00
   8.850
 $   636.43
   68.095
161119
0.5000

0000021580915
GIBBS
3819 BAYVIEW DRIVE
LANSING
MI
489110000
 $  59,600.00
 $        59,600.00
   9.000
 $   604.51
   80.000
111113
0.5000

0000021580931
STEIBEL
712 RIDGEVIEW DRIVE
WASHINGTON
MO
630900000
 $  92,000.00
 $        92,000.00
   9.400
 $1,185.43
   80.000
61125
0.5000

0000021580998
YOST
650 E DOROTHY LANE
KETTERING
OH
454190000
 $  99,000.00
 $        98,971.91
   9.990
 $   868.07
   90.000
111004
0.5000

0000021581061
MCKINLEY
8501 MAIN STREET
KINSMAN
OH
444280000
 $  65,365.00
 $        65,173.54
 10.990
 $   742.53
   85.000
111021
0.5000

0000021581137
HOSKINS
1713 WINDEMERE DRIVE
KETTERING
OH
454290000
 $  62,900.00
 $        62,882.15
   9.990
 $   551.53
   85.000
261004
0.5000

0000021581160
WELSH
606 LEMONWOOD DR
OLDSMAR
FL
346770000
 $  33,000.00
 $        33,000.00
   8.700
 $   290.58
   36.666
161118
0.5000

0000021581228
FRYE
2423 PATRIA STREET
WINSTON SAL
NC
271070000
 $  39,900.00
 $        39,844.31
   9.550
 $   373.23
   70.000
160930
0.5000

0000021581335
FRYE
590 HUMPHREY STREET
WINSTON SAL
NC
271070000
 $  29,700.00
 $        29,658.54
   9.550
 $   277.82
   69.882
160930
0.5000

0000021581343
HUNT
670 STRATFORD ROAD
LEXINGTON
NC
272920000
 $  56,000.00
 $        56,000.00
   9.500
 $   522.00
   80.000
161106
0.5000

0000021581376
NEILSON
4964 PARSONS AVENUE
EUGENE
OR
974020000
 $  20,286.00
 $        20,286.00
   9.950
 $   217.38
   80.000
111119
0.5000

0000021581459
VANDERPOOL
 RT2 BOX146A
LILLINGTON
NC
275460000
 $  46,750.00
 $        46,750.00
 10.950
 $   480.96
   85.000
161104
0.5000

0000021581541
ALAIMO
7 CARDINAL DRIVE
MILFORD
CT
064600000
 $  14,600.00
 $        14,600.00
 10.950
 $   165.49
   45.743
111112
0.5000

0000021581558
TANNER
109 MOORE DRIVE
CARLSBAD
NM
882200000
 $  39,950.00
 $        39,950.00
   9.900
 $   382.89
   85.000
161106
0.5000

0000021581673
SNOW
1 CAROL LANE
MEDWAY
MA
020530000
 $  98,600.00
 $        98,463.27
   9.600
 $   925.53
   71.970
160930
0.5000

0000021581756
DILLARD
115 PINEY GROVE CIRCLE
LENIOR
NC
286450000
 $  24,000.00
 $        24,000.00
 10.100
 $   318.50
   79.348
61125
0.5000

0000021581798
TENEYCK
517 GROVE DRIVE
DAVENPORT
FL
338370000
 $  44,000.00
 $        44,000.00
   9.350
 $   455.49
   80.000
111127
0.5000

0000021581814
CREEL
2215 VIOLET STREET
GEORGETOWN
SC
294400000
 $  38,000.00
 $        38,000.00
   9.500
 $   354.21
   77.551
161118
0.5000

0000021581889
TUTKO
393 WANDSWORTH STREET
NARRAGANSET
RI
028820000
 $  30,000.00
 $        30,000.00
 10.900
 $   339.10
   33.978
111118
0.5000

0000021581905
DUFFY
993 PLAINFIELD PIKE
COVENTRY
RI
028270000
 $  38,000.00
 $        37,929.08
   7.990
 $   278.57
   42.222
260801
0.5000

0000021581913
DUNN
4014 JACKSONVILLE RD
CRISFIELD
MD
218170000
 $  20,000.00
 $        20,000.00
 10.300
 $   197.00
   66.031
161125
0.5000

0000021581947
JENKINS
12 SPRING MILL DRIVE
SEWELL
NJ
080800000
 $  50,000.00
 $        50,000.00
 10.500
 $   552.70
   78.937
111118
0.5000

0000021582002
MCCRIMON
879 CHESTERFIELD ROAD
ANNAPOLIS
MD
214010000
 $  73,000.00
 $        73,000.00
   9.000
 $   587.38
   41.714
111125
0.5000

0000021582077
PARISH
5086 LAKEWOOD DRIVE
GRAND BLANC
MI
484390000
 $  28,000.00
 $        28,000.00
 10.050
 $   370.80
   35.228
61127
0.5000

0000021582101
SERVICE
7045 GARVIN COURT
COLORADO SP
CO
809190000
 $  20,000.00
 $        20,000.00
 10.050
 $   425.44
   47.998
11119
0.5000

0000021582168
TANKO
955 SMOKERISE DRIVE
MEDINA
OH
442560000
 $133,000.00
 $      133,000.00
   8.700
 $1,041.57
   77.325
111119
0.5000

0000021582218
LEOS
1235 SE COCHRAN DRIVE
SHERWOOD
OR
971400000
 $  96,000.00
 $        96,000.00
   8.950
 $   768.99
   80.000
111126
0.5000

0000021582275
NUHFER
12 LAKE ROAD
COLUMBIA
CT
062370000
 $  27,400.00
 $        27,400.00
 11.250
 $   381.33
   73.574
61104
0.5000

0000021582309
ADAMS
5011 MIDWOOD AVENUE
BALTIMORE
MD
212120000
 $  53,000.00
 $        53,000.00
   9.500
 $   553.44
   80.303
111113
0.5000

0000021582366
BELHUMER
40 LANE 1
WARWICK
RI
028880000
 $  55,200.00
 $        55,200.00
   9.000
 $   559.88
   80.000
111120
0.5000

0000021582382
MANZER
9539 S JOYCE LANE
HIGHLANDS R
CO
801260000
 $  92,000.00
 $        92,000.00
   9.150
 $   750.21
   80.000
111119
0.5000

0000021582416
BELHUMER
315 NAMQUID LANE
WARWICK
RI
028880000
 $  23,000.00
 $        23,000.00
   9.500
 $   240.18
   36.507
111115
0.5000

0000021582481
HANDLEY
7749 JOHN PELHAM TRAIL
MCCALLA
AL
351110000
 $109,000.00
 $      109,000.00
   9.050
 $1,108.80
   58.602
111120
0.5000

0000021582507
THOMPSON
119 NO WALLER AVENUE
CHICAGO
IL
606440000
 $  72,000.00
 $        72,000.00
 11.300
 $   702.05
   79.120
111028
0.5000

0000021582531
WOLF
4325 JUNIPER TRAIL
RENO
NV
895090000
 $  50,000.00
 $        50,000.00
 10.050
 $   538.84
   64.241
111120
0.5000

0000021582598
DILWORTH
1280 JUNIPER DRIVE
IDAHO FALLS
ID
834040000
 $  45,000.00
 $        45,000.00
   8.750
 $   928.68
   51.136
11118
0.5000

0000021582770
TAYLOR
5 CAROL TERRACE
WARREN
NJ
070590000
 $240,000.00
 $      239,906.66
 10.600
 $2,213.34
   73.846
111017
0.5000

0000021582846
REVEAL
3324 S 2ND
SPRINGFIELD
IL
627030000
 $  45,600.00
 $        45,600.00
   9.950
 $   438.55
   80.000
161127
0.5000

0000021582879
BROWN
5844 RACE ROAD
ELKRIDGE
MD
212270000
 $  70,000.00
 $        70,000.00
 10.990
 $   666.10
   56.000
111023
0.5000

0000021582903
REAVES
5 E WINTHROP STREET
AVON PARK
FL
338250000
 $  15,000.00
 $        15,000.00
 11.250
 $   258.82
   42.857
31114
0.5000

0000021582929
STINSON
1443 KENNESAW DRIVE
ATLANTA
GA
303180000
 $  51,500.00
 $        51,500.00
   9.150
 $   419.96
   73.571
261105
0.5000

0000021582978
MCCREA
413 FOURTH STREET
LAUREL
DE
199560000
 $  43,125.00
 $        43,031.91
 11.200
 $   495.59
   75.000
111015
0.5000

0000021583018
BOBOLA
84 WEST RIVER PARKWAY
NORTH PROVI
RI
029040000
 $184,000.00
 $      184,000.00
 10.000
 $1,614.74
   78.297
111105
0.5000

0000021583034
BUTLER
17 LASALLE AVE
TRENTON
NJ
086180000
 $  32,000.00
 $        31,878.53
   9.800
 $   339.97
   52.459
110828
0.5000

0000021583091
CLOIDT
14 ELMWOOD ROAD
FLORHAM PAR
NJ
079320000
 $160,000.00
 $      159,664.60
 10.150
 $1,421.89
   80.000
110826
0.5000

0000021583133
ROBINSON
308 CHIPPENDALE CIRCLE
LEXINGTON
KY
405170000
 $  20,000.00
 $        20,000.00
 10.050
 $   264.86
   66.798
61127
0.5000

0000021583174
MCFARLANE
1410 IRVING STREET, NE
WASHINGTON
DC
200170000
 $  57,500.00
 $        57,483.18
 11.900
 $   587.03
   44.230
111018
0.5000

0000021583208
MCPARTLAND
1626 WEBSTER STREET
BALTIMORE
MD
212300000
 $  54,800.00
 $        54,782.86
 11.600
 $   546.87
   79.951
111021
0.5000

0000021583232
NIELSEN
153 CORA AVENUE
FOX LAKE
IL
600200000
 $134,500.00
 $      134,500.00
   9.350
 $1,116.26
   68.974
111112
0.5000

0000021583265
MCNEIL
33 NORTH ELLAMONT STREET
BALTIMORE
MD
212290000
 $  53,975.00
 $        53,916.57
 11.490
 $   575.24
   85.000
161025
0.5000

0000021583307
MINEAR
8914 56TH AVENUE
COLLEGE PAR
MD
207400000
 $138,550.00
 $      138,550.00
 10.890
 $1,307.95
   85.000
111023
0.5000

0000021583315
PERRY
51 ROYAL TERRACE
ABERDEEN
MD
210010000
 $  92,700.00
 $        92,700.00
 10.600
 $1,030.46
   90.000
111008
0.5000

0000021583323
KNOX
115 49TH PLACE NORTHEAST
WASHINGTON
DC
200180000
 $  99,200.00
 $        99,200.00
 10.890
 $   936.47
   80.000
261016
0.5000

0000021583356
WILLIAMS
3397 MEADOWBROOK BOULEVAR
CLEVELAND H
OH
441180000
 $  81,000.00
 $        80,976.24
 11.890
 $   826.33
   90.000
111017
0.5000

0000021583398
LIRGG
635 EDWARDS STREET
LOUISVILLE
OH
446410000
 $  67,200.00
 $        67,200.00
   9.150
 $   611.12
   80.000
161125
0.5000

0000021583414
BRUGESS
69-49 64TH STREET
GLENDALE
NY
113850000
 $  64,000.00
 $        64,000.00
 11.000
 $   660.61
   80.502
161114
0.5000

0000021583430
PATEL
4020 ROSE MARY DR
STERLING HE
MI
483100000
 $  20,000.00
 $        20,000.00
 10.050
 $   215.54
   72.373
111127
0.5000

0000021583448
EBAT
618 POTTER DRIVE
COLORADO SP
CO
809090000
 $  21,000.00
 $        21,000.00
 10.050
 $   278.10
   69.343
61127
0.5000

0000021583471
JARCZYNSKI
75 VIEWPOINT LANE
FALLS
PA
190540000
 $  25,000.00
 $        24,992.92
 12.050
 $   258.12
   73.166
110927
0.5000

0000021583505
GIBBS
2635 TICO ROAD
HICKORY
NC
286020000
 $  36,550.00
 $        36,550.00
   9.850
 $   389.43
   85.000
111122
0.5000

0000021583547
MANNING
300 GEORGE BOUNDS ROAD
KNOXVILLE
TN
379240000
 $  71,200.00
 $        71,200.00
   9.750
 $   840.65
   80.000
81119
0.5000

0000021583554
KARAMOL
7901 STITT ROAD
WATERVILLE
OH
435660000
 $  95,000.00
 $        95,000.00
   9.000
 $   854.74
   65.517
161127
0.5000

0000021583596
NGUYEN
5930 MALTA STREET
PHILADELPHI
PA
191200000
 $  30,225.00
 $        30,161.27
 11.450
 $   298.17
   55.972
110911
0.5000

0000021583695
VOLLINTINE
116 N RYANS WAY
ST JOSEPH
MO
645060000
 $  76,000.00
 $        76,000.00
   9.400
 $1,238.26
   80.000
31126
0.5000

0000021583703
KAMENETSKY
4417 MEANDERWOOD DRIVE
BURTONSVILL
MD
208660000
 $197,500.00
 $      197,500.00
 10.200
 $1,762.47
   78.685
111028
0.5000

0000021583893
FOWLKES
11 POMONA AVENUE
NEWARK
NJ
071120000
 $  90,000.00
 $        89,899.41
 11.250
 $   944.34
   78.260
161023
0.5000

0000021583943
SAUNDERS
1108 LANGHAM AVE
CAMDEN
NJ
081030000
 $  28,000.00
 $        27,987.00
 12.300
 $   294.50
   80.000
110909
0.5000

0000021584008
ALLEN
238 MOUNTAIN VIEW ROAD
ELKIN
NC
286210000
 $  70,000.00
 $        70,000.00
   9.500
 $   652.50
   80.000
161119
0.5000

0000021584024
PANICE
1101 SAYLOR STREET
DOWNERS GRO
IL
605150000
 $134,100.00
 $      134,064.11
 12.300
 $1,410.42
   90.000
111010
0.5000

0000021584040
ULMER
1140 WESTMONT AVENUE
ROSLYN
PA
190010000
 $  75,000.00
 $        73,886.78
 10.500
 $   686.06
   32.608
111011
0.5000

0000021584057
HEATON
1102 SW ABBEY AVENUE
PORT ST. LU
FL
349530000
 $  56,000.00
 $        56,000.00
   9.050
 $   452.61
   80.000
111125
0.5000

0000021584065
DRAPER
4928 W. WALTON STREET
CHICAGO
IL
606510000
 $108,000.00
 $      107,966.96
 11.700
 $1,086.03
   74.482
111008
0.5000

0000021584073
ASHE
198 STANFORD STREET
COLUMBIA
SC
292030000
 $  34,000.00
 $        34,000.00
   9.150
 $   347.90
   65.384
111118
0.5000

0000021584099
FARMER
314 LINCOLNSHIRE SQUARE
COLUMBIA
SC
292030000
 $  40,375.00
 $        40,375.00
   9.000
 $   409.52
   85.000
111127
0.5000

0000021584115
MILLER
716 WEST 87TH STREET
CHICAGO
IL
606200000
 $  68,850.00
 $        68,829.85
 11.900
 $   702.91
   85.000
111009
0.5000

0000021584123
SORTO
72 CHATHAM RD
HEWITT
NJ
074210000
 $  22,000.00
 $        21,891.58
   9.850
 $   288.91
   79.659
61015
0.5000

0000021584230
DAVIS
2149 N MAIN STREET
SUMTER
SC
291530000
 $  21,960.00
 $        21,960.00
 11.250
 $   305.62
   23.361
61118
0.5000

0000021584248
MACALUSO
332 MOONEY POND ROAD
FARMINGVILL
NY
117380000
 $  44,000.00
 $        43,817.00
 12.750
 $   650.50
   47.550
61016
0.5000

0000021584297
ZADELL
787 EUCLID AVENUE
GLEN ELLYN
IL
601370000
 $  50,000.00
 $        49,884.26
 10.450
 $   551.16
   52.536
111014
0.5000

0000021584396
BOKEN
721 BROADWAY AVENUE
STERLING
IL
610810000
 $  60,000.00
 $        59,857.21
 10.150
 $   650.29
   75.000
111025
0.5000

0000021584453
PEARSON
 HWY 9 JUNCTION 64
GOODWATER
AL
350720000
 $  46,900.00
 $        46,900.00
   9.850
 $   499.70
   70.000
111120
0.5000

0000021584487
TAORMINA
18 EAGLE TRACE
BALLSTON LA
NY
120190000
 $  45,000.00
 $        45,000.00
 11.750
 $   487.67
   61.189
161022
0.5000

0000021584529
SLAUGHTER
23 VERNON STREET
WORCESTER
MA
016010000
 $  76,000.00
 $        76,000.00
   9.400
 $   633.52
   80.000
111022
0.5000

0000021584537
GOODERHAM
2266 CHANDLER AVENUE
FORT MYERS
FL
339070000
 $  11,700.00
 $        11,700.00
 10.050
 $   154.95
   79.966
61126
0.5000

0000021584578
BELL
4857 GREENCREST ROAD
BALTIMORE
MD
212060000
 $  54,400.00
 $        54,400.00
   9.000
 $   489.46
   80.000
161127
0.5000

0000021584594
LASKAR
8 JANE STREET
PATERSON
NJ
075220000
 $105,000.00
 $      104,961.32
 10.850
 $   988.06
   84.000
111004
0.5000

0000021584602
RIVERA
602 SECOND STREET
TRENTON
NJ
086110000
 $  60,000.00
 $        59,835.12
 10.990
 $   618.91
   80.000
161019
0.5000

0000021584628
JONES
156 LINCOLN STREET
MONTCLAIR
NJ
070420000
 $  58,600.00
 $        58,465.91
 10.575
 $   650.50
   79.968
111023
0.5000

0000021584669
HERNANDEZ
106 -108 PEACE STREET
PROVIDENCE
RI
029070000
 $  42,000.00
 $        41,982.00
 10.150
 $   373.25
   80.000
110627
0.5000

0000021584701
BRYSON
516 LAKEVIEW AVENUE
BURLINGTON
NC
272150000
 $  43,200.00
 $        43,200.00
   9.900
 $   375.93
   80.000
261113
0.5000

0000021584735
REYNOLDS
1423 E PRAIRIE ST
DECATUR
IL
625210000
 $  19,200.00
 $        19,200.00
   8.900
 $   242.18
   80.000
61125
0.5000

0000021584750
MCCONNELL
2423 NW SAVIER STREET
PORTLAND
OR
972100000
 $  40,000.00
 $        40,000.00
   9.900
 $   427.40
   60.936
111127
0.5000

0000021584859
ST. DENIS
123 COLUMBIA STREET
ITHACA
NY
148500000
 $  88,000.00
 $        87,805.97
 10.990
 $   837.38
   80.000
111025
0.5000

0000021584966
DICKS
1011 W CASON STREET
PLANT CITY
FL
335650000
 $  38,400.00
 $        38,400.00
   8.750
 $   302.10
   71.111
111120
0.5000

0000021585005
WHITE
8041 WOODHOLME CIRCLE
PASADENA
MD
211220000
 $108,000.00
 $      106,714.54
 10.500
 $1,193.84
   90.000
110930
0.5000

0000021585203
WOODS
526 BAHIA TRACK LANE
OCALA
FL
344720000
 $  38,100.00
 $        38,100.00
   9.450
 $   318.98
   50.131
261120
0.5000

0000021585302
WALDRUP
4357 US HWY 80 WEST
PHENIX CITY
AL
368670000
 $  15,000.00
 $        15,000.00
 11.500
 $   175.23
   78.400
111111
0.5000

0000021585310
SINGH
150 DICKSON COVE ROAD
CAMPOBELLO
SC
293220000
 $  20,000.00
 $        20,000.00
   8.450
 $   287.33
   57.142
41120
0.5000

0000021585377
UTSEY
4512 ALCONBURY COURT
COLUMBIA
SC
292100000
 $  70,400.00
 $        70,400.00
   9.350
 $   728.78
   80.000
111125
0.5000

0000021585484
BAKER
53 WEST FOREST AVENUE
TEANECK
NJ
076660000
 $148,000.00
 $      147,804.84
   9.990
 $1,427.26
   70.476
161029
0.5000

0000021585591
SPADARO
163 HOLLAND AVENUE
WHITE PLAIN
NY
106030000
 $  67,500.00
 $        67,500.00
 11.500
 $   788.53
   35.445
111029
0.5000

0000021585625
GILBERT
1027 G STREET, N.E.
WASHINGTON
DC
200020000
 $  96,000.00
 $        96,000.00
 11.150
 $   925.13
   80.000
111114
0.5000

0000021585641
SHORT
12009 SW GRAPE AVE
FT OGDEN
FL
342670000
 $  47,120.00
 $        47,120.00
   8.850
 $   419.42
   80.000
161120
0.5000

0000021585781
RAMPHAL
148-04 90TH AVENUE
JAMAICA
NY
114350000
 $100,065.00
 $      100,065.00
   9.000
 $1,014.93
   57.180
111114
0.5000

0000021585898
MAKI
3465 KOIVUNEN ROAD
IRON
MN
557510000
 $  69,510.00
 $        69,510.00
   9.000
 $   705.02
   79.979
111120
0.5000

0000021586052
OZUNA
13017 DARLA DRIVE
RIVERVIEW
FL
335690000
 $  33,500.00
 $        33,500.00
   9.350
 $   309.00
   77.011
161118
0.5000

0000021586094
TEALL
4130 BUENA VISTA LANE
HOLIDAY
FL
346910000
 $  32,800.00
 $        32,800.00
 10.400
 $   360.55
   80.000
111118
0.5000

0000021586177
PHUNG
20 CRICKETT ROAD
BROCKTON
MA
024010000
 $  17,500.00
 $        17,500.00
 10.050
 $   169.46
   76.337
161126
0.5000

0000021586250
SMITH
8743 SOUTH DAUTE AVENUE
CHICAGO
IL
606190000
 $  84,500.00
 $        84,500.00
 10.990
 $   959.90
   60.357
111022
0.5000

0000021586300
SCHRADER
2085 EVANDALE DRIVE
DECATUR
IL
625260000
 $  28,000.00
 $        28,000.00
   9.150
 $   356.97
   56.000
61122
0.5000

0000021586409
WHITMAN
723 NEW PITTSBURGH AVE
BALTIMORE
MD
212220000
 $  70,550.00
 $        70,550.00
   9.750
 $   606.14
   83.000
261125
0.5000

0000021586557
IRIZARRY
1925 N KEDVALE AVENUE
CHICAGO
IL
606390000
 $  67,500.00
 $        67,500.00
 10.850
 $   635.18
   75.000
111127
0.5000

0000021586607
VANDERPOOL
1011 S PALM AVENUE
PALATKA
FL
321770000
 $  31,000.00
 $        31,000.00
   9.150
 $   317.20
   68.888
111114
0.5000

0000021586672
LINDSEY, JR.
11694 MAXFIELD BOULEVARD
HARTLAND
MI
483530000
 $168,000.00
 $      168,000.00
   9.400
 $1,400.40
   80.000
111118
0.5000

0000021586698
TRICOLI
311 N 66TH TERRACE
HOLLYWOOD
FL
330240000
 $  52,500.00
 $        52,500.00
   9.850
 $   501.44
   60.344
161115
0.5000

0000021586797
ORTIZ
 91-22 86TH DRIVE
WOODHAVEN
NY
114210000
 $  30,000.00
 $        30,000.00
 10.300
 $   401.46
   68.105
61127
0.5000

0000021586839
PRETTYMAN
168 RAMBLEWOOD TERRACE
MT LAUREL
NJ
080540000
 $122,000.00
 $      122,000.00
 10.990
 $1,160.92
   74.390
261114
0.5000

0000021586870
HOSLEY
112 WHITTEMORE STREET
FITCHBURG
MA
014200000
 $  28,500.00
 $        28,500.00
   8.550
 $   281.49
   36.538
111125
0.5000

0000021586904
KASPER ACHES
6412 EVANS STREET
HOLLYWOOD
FL
330240000
 $  43,000.00
 $        43,000.00
   8.800
 $   431.04
   66.153
111022
0.5000

0000021586912
MARTIN
6151 NW 115TH STREET
CHIEFLAND
FL
326260000
 $  34,000.00
 $        34,000.00
   9.850
 $   362.26
   85.000
111115
0.5000

0000021586961
BARBERA
8145 ALDERMAN ROAD
MELROSE
FL
326660000
 $  33,600.00
 $        33,600.00
   9.750
 $   318.71
   70.000
161119
0.5000

0000021587027
MACKEY
1455 MCCLURE STREET
GALION
OH
448330000
 $  44,000.00
 $        44,000.00
   9.000
 $   354.04
   80.000
111119
0.5000

0000021587084
TETREAULT
92 PECKHAM ROAD
ACUSHNET
MA
027430000
 $  57,000.00
 $        57,000.00
   9.150
 $   518.36
   62.637
161125
0.5000

0000021587332
CHILDRESS
2786 ROCKCREEK ROAD
NORTH WILKE
NC
286590000
 $  61,000.00
 $        61,000.00
   9.150
 $   554.74
   78.811
161113
0.5000

0000021587464
EVOLA
25542 MARILYN AVENUE
WARREN
MI
480890000
 $    5,400.00
 $          5,400.00
   9.850
 $   114.34
   69.398
11126
0.5000

0000021587522
GOULD
1255 N FOREST GLEN DRIVE
WINNETKA
IL
600930000
 $250,000.00
 $      250,000.00
 10.050
 $2,203.18
   79.253
111125
0.5000

0000021587613
BARTH
1353 PENN AVENUE
GRAND RAPID
MI
495050000
 $  39,950.00
 $        39,950.00
   9.500
 $   516.95
   85.000
61127
0.5000

0000021587811
PYLE
320 E ORCHARD LANE
CARLSBAD
NM
882200000
 $114,000.00
 $      114,000.00
   9.200
 $   933.73
   73.548
111122
0.5000

0000021587829
NAGLE
250 FRANKLIN STREET
MELROSE
MA
021760000
 $148,000.00
 $      148,000.00
   8.700
 $1,303.18
   80.000
161115
0.5000

0000021587977
TRIGG
3743 NORWAY AVENUE, N.W.
ROANOKE
VA
240170000
 $  56,000.00
 $        56,000.00
   9.825
 $   484.22
   78.321
111101
0.5000

0000021588009
MERKH
2296 BELLEVUE AVENUE
ATCO
NJ
080040000
 $  87,000.00
 $        87,000.00
   8.650
 $   678.23
   74.358
261115
0.5000

0000021588041
POUGH
1118 LEMON STREET
SEBRING
FL
338700000
 $  29,600.00
 $        29,600.00
   9.300
 $   438.27
   80.000
41119
0.5000

0000021588074
SCHULZ
121 JEAN WELLS DR.
GOOSE CREEK
SC
294450000
 $  42,000.00
 $        42,000.00
   8.700
 $   418.53
   79.245
111127
0.5000

0000021588330
REINSCHREIBE
23338 LA VIDA WAY
BOCA RATON
FL
334330000
 $  32,200.00
 $        32,200.00
   9.800
 $   277.84
   65.795
261122
0.5000

0000021588454
BLAND
705 S CHEROKEE
TAYLORVILLE
IL
625680000
 $  28,000.00
 $        28,000.00
 10.050
 $   301.75
   80.000
111122
0.5000

0000021588462
BENNINK
89 MESA AVENUE
JAMESTOWN
CO
804550000
 $123,000.00
 $      123,000.00
   8.900
 $   980.85
   77.848
111127
0.5000

0000021588561
THOMAS
428 CLEVELAND AVE
TRENTON
NJ
086290000
 $  63,500.00
 $        63,500.00
 10.700
 $   642.53
   84.666
160913
0.5000

0000021588645
BINDA
39 MIAMI AVENUE
FALMOUTH
MA
025400000
 $  85,000.00
 $        85,000.00
   8.990
 $   683.32
   26.984
261126
0.5000

0000021588736
CASTLE
1074 TUNBRIDGE ROAD
BALTIMORE
MD
212120000
 $  47,000.00
 $        47,000.00
   9.250
 $   386.66
   78.333
261126
0.5000

0000021588744
BUCKLER
269 ANGELL ROAD
LINCOLN
RI
028650000
 $  43,000.00
 $        43,000.00
 11.450
 $   424.19
   73.264
111113
0.5000

0000021588819
BRUMBAUGH
2218 DRIVER AVENUE
ST LOUIS
MO
631140000
 $  45,900.00
 $        45,900.00
   9.300
 $   421.88
   85.000
161127
0.5000

0000021588967
PETERS
500 S MOUNT PROSPECT ROAD
DES PLAINES
IL
600160000
 $120,000.00
 $      120,000.00
   9.000
 $   965.55
   80.000
111120
0.5000

0000021588983
TOLEDO
75 KRISTEE CIRCLE
WEST WARWIC
RI
028930000
 $  63,750.00
 $        63,750.00
   9.900
 $   554.75
   75.000
111114
0.5000

0000021589023
WOOD
5800 LAKE ELTON ROAD
DURHAM
NC
277130000
 $  31,000.00
 $        31,000.00
   9.300
 $   319.98
   35.227
111115
0.5000

0000021589114
DORMANN
14224 KOSTNER AVENUE
CRESTWOOD
IL
604450000
 $  82,500.00
 $        82,500.00
   8.400
 $   807.59
   75.000
111120
0.5000

0000021589130
WILSON
608 EAST HIGH STREET
ARCHER
FL
326180000
 $  30,000.00
 $        30,000.00
   9.300
 $   309.66
   75.000
111119
0.5000

0000021589346
FEW
95 GANK ROAD
OAKLAND
MD
215500000
 $  63,750.00
 $        63,750.00
   9.750
 $   547.72
   85.000
261114
0.5000

0000021589361
NEGRETE
8035 SW 13 STREET
MIAMI
FL
331440000
 $  38,000.00
 $        38,000.00
   9.500
 $   396.81
   61.904
111114
0.5000

0000021589403
MOSLEY
10099 PAXTON DRIVE
JACKSONVILL
FL
322190000
 $  17,800.00
 $        17,800.00
   9.150
 $   287.75
   40.454
31114
0.5000

0000021589445
FORD
101 W MAIN STREET
ASHLAND
IL
626120000
 $100,000.00
 $      100,000.00
   9.550
 $   844.51
   80.000
261119
0.5000

0000021589478
RIZZOLO
820 21ST STREET
GREELEY
CO
806310000
 $  10,400.00
 $        10,400.00
 10.350
 $   114.00
   58.297
111127
0.5000

0000021589593
MARTIN
71 CHURCH STREET
EAST GREENW
RI
028180000
 $152,000.00
 $      152,000.00
 10.550
 $1,396.09
   79.581
111113
0.5000

0000021589635
CHAPMAN
443 VICAR ROAD
DANVILLE
VA
245400000
 $  96,000.00
 $        96,000.00
   8.850
 $   854.50
   80.000
161122
0.5000

0000021589718
DRAUGHN
 ROUTE 3
DOBSON
NC
270170000
 $  54,000.00
 $        54,000.00
   9.300
 $   496.32
   79.411
161122
0.5000

0000021589833
AGUILAR
14736 SW 52 TERRACE
MIAMI
FL
331850000
 $  32,700.00
 $        32,700.00
 10.150
 $   318.82
   79.987
161127
0.5000

0000021590062
ONEY
8414 N 170TH EAST AVE
OWASSO
OK
740550000
 $  30,000.00
 $        30,000.00
   9.850
 $   635.20
   79.946
11127
0.5000

0000021590088
MARTIN
2343 EMORY STREET
NEWBERRY
SC
291080000
 $  44,800.00
 $        44,800.00
   9.300
 $   411.77
   80.000
161127
0.5000

0000021590112
MOYER
4176 BARRIER STORE ROAD
MT. PLEASAN
NC
281240000
 $  59,500.00
 $        59,500.00
   9.650
 $   626.72
   85.000
111127
0.5000

0000021590252
KRUPSKI
161 BALSAM DRIVE
ASHBURNHAM
MA
014300000
 $  15,700.00
 $        15,700.00
   9.900
 $   290.07
   76.906
21114
0.5000

0000021590260
ALEXANDER
516 SAMPLE ROAD
CITY OF GRE
SC
296490000
 $  61,200.00
 $        61,200.00
   9.550
 $   516.84
   79.480
261125
0.5000

0000021590278
JENKINS
1508 13TH AVENUE SOUTH
ST. PETERSB
FL
337050000
 $  34,000.00
 $        34,000.00
   9.150
 $   277.25
   59.649
111115
0.5000

0000021590500
KOLLIAS
916 S MAPLE
MT. PROSPEC
IL
600560000
 $  23,000.00
 $        23,000.00
   9.750
 $   197.61
   65.200
111127
0.5000

0000021590849
JAMES
4021 N KATANGA DRIVE
JACKSONVILL
FL
322090000
 $  30,000.00
 $        30,000.00
   9.300
 $   275.74
   63.829
161120
0.5000

0000021590997
NOWAK
2947 VERMONT AVE
EATON PARK
FL
338400000
 $  39,750.00
 $        39,750.00
 11.100
 $   381.56
   75.000
111127
0.5000

0000021591037
JONES
182 FIAT AVENUE
ISELIN
NJ
088300000
 $  84,800.00
 $        84,749.15
   8.550
 $   655.05
   80.000
111028
0.5000

0000021591060
NEWMAN
2581 PINTER AVENUE
SOUTH LAKE
CA
957310000
 $  10,844.00
 $        10,844.00
 10.050
 $   230.67
   79.801
11126
0.5000

0000021591581
LONG
 RT 5 BOX 859
WILLISTON
FL
326960000
 $  27,000.00
 $        27,000.00
   9.300
 $   278.70
   60.000
111126
0.5000

0000021591698
PICKETT
13007 LYNNWOOD ROAD
SOUTHMOUNT
NC
273510000
 $  52,000.00
 $        52,000.00
   8.850
 $   462.86
   80.000
161125
0.5000

0000021591755
GODISHA
241 BEAVER AVE
W. ALIQUIPP
PA
150010000
 $  12,500.00
 $        12,493.16
   8.990
 $   100.49
   27.777
111016
0.5000

0000021591805
AVELAR
10520 S TORRENCE
CHICAGO
IL
606170000
 $  93,600.00
 $        93,600.00
   8.100
 $   899.91
   80.000
111115
0.5000

0000021592084
BURTON
490 DUDLEY STREET
ROXBURY
MA
021190000
 $  55,000.00
 $        55,000.00
 10.550
 $   743.69
   57.894
61113
0.5000

0000021592258
SMITH
6750 SW 48 TERRACE
MIAMI
FL
331550000
 $  20,185.00
 $        20,185.00
   9.950
 $   216.30
   80.000
111127
0.5000

0000021592399
COLLINS
725 RT 2 BOX 725
HIGH SPRING
FL
326430000
 $  42,400.00
 $        42,400.00
   9.300
 $   437.65
   80.000
111120
0.5000

0000021592597
FAUNCE
616 NORTH BROADWAY
ALBANY
IN
473200000
 $  48,800.00
 $        48,800.00
 10.050
 $   430.06
   80.000
111120
0.5000

0000021592704
SICHERI
533 FALKIRK AVENUE
VALRICO
FL
335940000
 $  59,200.00
 $        59,200.00
   9.550
 $   499.95
   80.000
261127
0.5000

0000021592878
SEGNER
14 LENAPE ROAD
CHERRY HILL
NJ
080020000
 $180,800.00
 $      180,800.00
 10.990
 $1,720.44
   80.000
261113
0.5000

0000021592977
SCOTT
407 MADISON ST NE
WASHINGTON
DC
200110000
 $  58,500.00
 $        58,477.97
 10.750
 $   546.09
   45.000
111001
0.5000

0000021593157
CARROLL
2770 HARVARD PLACE
BALDWIN
NY
115100000
 $118,000.00
 $      117,821.00
   9.000
 $1,061.68
   78.666
161023
0.5000

0000021593389
TYLER
22 CONCORD DRIVE
HAZLET
NJ
077300000
 $  85,300.00
 $        85,300.00
 10.800
 $   799.47
   53.312
261120
0.5000

0000021593561
GREGORY
47 CHURCHILL CIRCLE
COLUMBIA
SC
292060000
 $  15,800.00
 $        15,800.00
   9.800
 $   167.86
   77.793
111127
0.5000

0000021593694
ANDREWS
406 KENNEDY STREET, N.W.
WASHINGTON
DC
200110000
 $105,000.00
 $      105,000.00
 10.650
 $   972.28
   70.000
111119
0.5000

0000021593751
CANNON
218 E TOWNSHIP LINE ROAD
HAVERTOWN
PA
190830000
 $136,000.00
 $      136,000.00
   9.350
 $1,128.71
   85.000
111119
0.5000

0000021593769
ARLINE
S.R. 250 A PO BOX 74
OLUSTEE
FL
320720000
 $  69,600.00
 $        69,600.00
   8.550
 $   606.21
   80.000
161118
0.5000

0000021593942
JARVIS
2835 ADELINE DRIVE
BURLINGAME
CA
940100000
 $127,000.00
 $      127,000.00
 10.250
 $1,138.05
   60.974
111101
0.5000

0000021594031
BRASHER
308 SHADY LANE
VAN BUREN
AR
729560000
 $  92,800.00
 $        92,800.00
   9.000
 $   941.24
   80.000
111127
0.5000

0000021594049
HINSHAW
345 ARBOR GROVE CHURCH RD
WILKESBORO
NC
286590000
 $  15,000.00
 $        15,000.00
   9.800
 $   159.37
   79.347
111125
0.5000

0000021594072
DANCY
3353 SHEETS GAP ROAD
MILLERS CRE
NC
286510000
 $  33,000.00
 $        33,000.00
   9.300
 $   340.63
   73.991
111125
0.5000

0000021594130
BETTENCOURT
100 LEONARD STREET
RAYNHAM
MA
027670000
 $119,480.00
 $      119,480.00
   8.850
 $1,063.50
   72.412
161115
0.5000

0000021594205
SINGLETARY
5491 LAZYBROOK COURT
FAYETTEVILL
NC
283140000
 $  48,300.00
 $        48,300.00
   9.650
 $   454.97
   69.496
161121
0.5000

0000021594288
STRIPLING
1163 BOX 1163
TALLAHASSEE
FL
323100000
 $  44,000.00
 $        44,000.00
   9.300
 $   454.17
   80.000
111127
0.5000

0000021594353
SHELTON
418 CHERRY STREET
MT AIRY
NC
270300000
 $  99,500.00
 $        99,500.00
 10.150
 $   970.11
   79.983
161125
0.5000

0000021594684
JONES
2383 W 2700 SOUTH
SYRACUSE
UT
840750000
 $107,200.00
 $      107,200.00
   8.900
 $   957.63
   80.000
161127
0.5000

0000021594759
CRENSHAW
6632 ELWYNNE DRIVE
SILVERTON
OH
452360000
 $  59,000.00
 $        59,000.00
   8.550
 $   513.89
   59.000
161127
0.5000

0000021595111
ANDERSON
1126 DUNBAR ROAD
WEST COLUMB
SC
291720000
 $  36,800.00
 $        36,800.00
   9.150
 $   334.66
   73.600
161126
0.5000

0000021595202
KLING
15525 OLD DIXIE HIGHWAY
HUDSON
FL
346670000
 $  96,100.00
 $        96,100.00
   8.400
 $   827.91
   78.770
161126
0.5000

0000021595269
ARNOLD
2816 F.D.C. GROVE ROAD
DAVENPORT
FL
338370000
 $  46,400.00
 $        46,400.00
   8.850
 $   466.49
   80.000
111126
0.5000

0000021595277
SOGANIC
1361 PARKWOOD STREET
CLEARWATER
FL
346150000
 $  54,400.00
 $        54,400.00
   8.700
 $   479.01
   80.000
161127
0.5000

0000021595855
ARROYO
718 HENDERSON STREET
JOLIET
IL
604320000
 $  44,200.00
 $        44,200.00
   9.500
 $   461.55
   85.000
111125
0.5000

0000021596002
MORRISON
157 OLEY ROAD
STATESVILLE
NC
286770000
 $  43,500.00
 $        43,500.00
   9.150
 $   395.59
   79.090
161127
0.5000

0000021596135
ALLAIRE
480 S MCCALL ROAD
ENGLEWOOD
FL
342230000
 $  40,000.00
 $        40,000.00
   8.550
 $   308.99
   51.948
111125
0.5000

0000021596630
SAULS
1 WEST AZALEA LANE
FORT MYERS
FL
339120000
 $  80,000.00
 $        80,000.00
   9.150
 $   818.57
   74.074
111127
0.5000

0000021596655
ROBINSON
3975 POPULAR ST
NEWTON
NC
286580000
 $127,200.00
 $      127,200.00
 10.600
 $1,173.07
   80.000
261127
0.5000

0000021596697
BARCLAY
354 N MURRAY HILL ROAD
COLUMBUS
OH
432280000
 $  69,600.00
 $        69,600.00
   9.000
 $   560.02
   80.000
111125
0.5000

0000021597372
CALL
164 CAMP JOE HARRIS RD
N WILKESBOR
NC
286590000
 $  50,000.00
 $        50,000.00
   9.300
 $   516.10
   71.428
111127
0.5000

0000021597455
OKARO
3 GRAHAM PLACE
BABYLON
NY
117020000
 $  18,750.00
 $        18,750.00
 10.750
 $   255.64
   80.000
61104
0.5000

0000021597471
SHARPE
19 CENTRAL AVE
GRANITE FAL
NC
286300000
 $  32,000.00
 $        32,000.00
   9.300
 $   330.31
   79.601
111126
0.5000

0000021597547
ASHTON
24 OTTERBEIN AVENUE
CITY OF DAY
OH
454060000
 $  83,000.00
 $        83,000.00
   8.600
 $   644.09
   76.851
111127
0.5000

0000021597596
BUSTOS
2725 W GIDDINGS
CHICAGO
IL
606250000
 $102,500.00
 $      102,500.00
   8.700
 $1,281.85
   58.571
61119
0.5000

0000021597869
JOHNSON
1512 GREENDALE
PARK RIDGE
IL
600680000
 $207,000.00
 $      207,000.00
   9.000
 $2,099.54
   42.418
111120
0.5000

0000021598123
MILLS
1200 RALEIGH ROAD
LEXINGTON
NC
272920000
 $  52,000.00
 $        52,000.00
   9.300
 $   477.94
   80.000
161127
0.5000

0000021598487
PIKE
421 16TH STREET
NIAGRA FALL
NY
143030000
 $  36,000.00
 $        35,811.32
   8.750
 $   451.18
   76.595
61105
0.5000

0000021599204
DROSCOSKI
6 GRANDVIEW BLVD
MILLER PLAC
NY
117640000
 $118,500.00
 $      118,500.00
   9.250
 $   974.88
   55.116
111104
0.5000

0000021599303
HEILMAN
RD #6 MAPLEWOOD DRIVE
STEUBENVILL
OH
439520000
 $  33,000.00
 $        33,000.00
   8.650
 $   411.81
   44.000
61127
0.5000

0000021599386
LAYMAN
14 GARRISON ROAD
UPPER PITTS
NJ
083180000
 $  91,500.00
 $        91,500.00
   9.550
 $   855.89
   79.912
161112
0.5000

0000021599493
GILBERT
16 HARTFORD AVE.
GREENWICH
CT
068300000
 $209,500.00
 $      209,500.00
   8.550
 $1,618.31
   77.592
111107
0.5000

0000021599501
FULS
6447 HEITZMAN ROAD
PEN ARGYL
PA
180720000
 $  80,000.00
 $        80,000.00
   8.250
 $   601.02
   55.944
111127
0.5000

0000021599782
TYREE
4709 8TH STREET NW
WASHINGTON
DC
200110000
 $  80,500.00
 $        80,500.00
   8.990
 $   723.77
   65.447
161028
0.5000

0000021599832
WILLIAMS
9125 COCHISE LANE
PORT RICHEY
FL
346680000
 $  56,000.00
 $        56,000.00
   8.850
 $   444.56
   80.000
111127
0.5000

0000021599857
MURPHY
407 RUANE STREET
FAIRFIELD
CT
064300000
 $  80,900.00
 $        80,655.35
   9.350
 $   671.42
   42.578
111021
0.5000

0000021599956
ANNAS
380 IDA COURT
TAYLORSVILL
NC
286810000
 $  47,200.00
 $        47,200.00
   9.150
 $   429.24
   79.729
161127
0.5000

0000021600010
PRATT
4693 CHADBOURN HIGHWAY
WHITEVILLE
NC
284720000
 $  49,600.00
 $        49,600.00
   9.300
 $   511.97
   80.000
111127
0.5000

0000021600036
HARROD
2227 DOUGLAS STREET NE
WASHINGTON
DC
200180000
 $  65,000.00
 $        64,968.02
   9.500
 $   546.56
   58.558
111022
0.5000

0000021600150
ADAMS
133 N HURON DR
FOREST HEIG
MD
207450000
 $  65,500.00
 $        65,500.00
   9.750
 $   562.75
   77.976
111102
0.5000

0000021600176
NARINE
109-11 223RD STREET
QUEENS VILL
NY
114290000
 $  28,165.00
 $        28,165.00
   9.750
 $   298.37
   76.678
111120
0.5000

0000021600200
REEVES
41 SHERMAN CIRCLE NW
WASHINGTON
DC
200110000
 $  83,000.00
 $        82,970.33
 10.990
 $   789.81
   70.338
111030
0.5000

0000021600267
SILVER
1326 FARRAGUT ST NW
WASHINGTON
DC
200110000
 $165,000.00
 $      165,000.00
 10.950
 $1,565.11
   76.036
261101
0.5000

0000021600309
ISALES
2470 WEBB AVE
BRONX
NY
104680000
 $134,000.00
 $      133,931.26
   9.300
 $1,107.25
   78.823
111017
0.5000

0000021600325
GILROY
5312 BUCHANAN ST
HYATTSVILLE
MD
207810000
 $  69,000.00
 $        68,969.41
   9.990
 $   605.02
   71.134
111026
0.5000

0000021600390
HICKMAN,IV
31 MOHAWK DRIVE
NORWALK
CT
068510000
 $135,500.00
 $      135,440.95
 10.990
 $1,289.38
   67.750
261105
0.5000

0000021600523
NICKERSON
2800 LINDELL STREET
WHEATON
MD
209020000
 $  60,000.00
 $        60,000.00
 10.990
 $   570.95
   39.473
111018
0.5000

0000021600655
CURTIS
36 DUBOIS STREET
DARIEN
CT
068200000
 $336,000.00
 $      336,000.00
   9.350
 $2,788.58
   80.000
111030
0.5000

0000021600689
NEAL
3007 CLINTON ST. NE
WASHINGTON
DC
200180000
 $  38,000.00
 $        37,910.67
 10.600
 $   422.42
   37.254
111028
0.5000

0000021600754
ALLEN
BOX132 ROUTE 238
CHAPTICO
MD
206590000
 $  40,000.00
 $        40,000.00
 10.500
 $   442.16
   47.058
111021
0.5000

0000021601471
FRIBUSH
7616 HAMILTON SPRING RD
BETHESDA
MD
208170000
 $256,000.00
 $      255,859.87
   8.990
 $2,058.00
   80.000
111028
0.5000

0000021601588
GOOD
5980 WEBBS PLACE
HUGHESVILLE
MD
206010000
 $143,200.00
 $      143,200.00
 10.750
 $1,336.75
   80.000
111026
0.5000

0000021601778
FLETCHER
323 PEAR AVE
NEWPORT NEW
VA
236070000
 $  12,500.00
 $        12,500.00
 10.250
 $   136.25
   75.246
111008
0.5000

0000021601836
KEARSE
4214 LIVINGSTON RD SE
WASHINGTON
DC
200320000
 $  52,000.00
 $        52,000.00
   9.500
 $   484.71
   71.232
161008
0.5000

0000021601901
LUDD
4305 QUINN ST
CAPITAL HEI
MD
207430000
 $  84,575.00
 $        84,544.51
 10.950
 $   802.24
   85.000
111028
0.5000

0000021602081
ROBERTS
3718 23RD STREET SW
LEHIGH ACRE
FL
339710000
 $  22,400.00
 $        22,400.00
   9.950
 $   240.03
   75.255
111127
0.5000

0000021602453
FIORI
33 CLUB CIRCLE
STAMFORD
CT
069050000
 $115,000.00
 $      115,000.00
   9.500
 $   966.99
   31.506
111106
0.5000

0000021602479
URBAN
40 SAMUEL STREET
RONKONKOMA
NY
117790000
 $  94,900.00
 $        94,900.00
   8.990
 $   762.91
   61.225
111125
0.5000

0000021603378
VOLK
7131 CAROUSEL LANE
FORT MYERS
FL
339120000
 $  23,000.00
 $        23,000.00
   8.500
 $   226.50
   63.888
111127
0.5000

0000021603576
PUENTES
142 CROTON ROAD
WINTER HAVE
FL
338840000
 $  30,300.00
 $        30,300.00
   8.900
 $   382.19
   79.982
61126
0.5000

0000021603808
OAKS
603 KEATS AVENUE
UPPER TOWNS
NJ
082230000
 $120,000.00
 $      120,000.00
   8.950
 $   961.24
   80.000
261118
0.5000

0000021604640
STROFFOLINO
6 PUTNAM PARK ROAD
BETHEL
CT
068010000
 $  49,000.00
 $        49,000.00
 11.500
 $   572.42
   78.788
111125
0.5000

0000021604806
SZCZERBICKI
1384 LITTLE MEADOW ROAD
GUILFORD
CT
064370000
 $  27,000.00
 $        27,000.00
 10.150
 $   263.25
   76.978
161119
0.5000

0000021605043
BROWN
1309 E GIDDENS AVE
TAMPA
FL
336030000
 $  31,125.00
 $        31,125.00
 11.150
 $   356.71
   72.383
111101
0.5000

0000021605084
WALKER
479 WATER PLACE
OCALA
FL
344720000
 $  48,000.00
 $        47,934.28
   9.700
 $   453.72
   80.000
161011
0.5000

0000021605159
PENDERGRASS
600 GINGER DRIVE
KINGS MOUNT
NC
280860000
 $  59,200.00
 $        59,200.00
 11.250
 $   574.99
   80.000
111101
0.5000

0000021605217
BUGG
302 CHARLIE WIGGINS ROAD
PLANT CITY
FL
335670000
 $  49,000.00
 $        48,891.73
 10.950
 $   555.40
   73.373
110924
0.5000

0000021605324
BATTLE
8225 ROCKY COURT
RALEIGH
NC
276040000
 $  79,600.00
 $        79,543.14
 11.100
 $   764.08
   80.000
110901
0.5000

0000021605373
JAMES
8265 RIVERVIEW DR
ST. AUGUSTI
FL
309220000
 $  72,800.00
 $        72,765.60
   9.690
 $   622.26
   77.446
111002
0.5000

0000021605431
COUNCIL
2201 45TH STREET SW
NAPLES
FL
341160000
 $  63,920.00
 $        63,920.00
 10.850
 $   601.50
   80.000
111025
0.5000

0000021605563
RIVERA
6410 N HUBERT AVE
TAMPA
FL
336140000
 $  45,600.00
 $        45,600.00
 10.790
 $   427.04
   80.000
111016
0.5000

0000021605571
CARDONA
823 LINDA DR
JACKSONVILL
FL
322080000
 $  37,500.00
 $        37,487.81
 11.450
 $   369.93
   73.529
111015
0.5000

0000021605654
LAYNE
104 HUFFSTETLER LAKE ROAD
DALLAS
NC
280340000
 $  64,600.00
 $        64,513.52
 10.000
 $   566.92
   56.173
110904
0.5000

0000021605662
CARPENTER
1436 HENDERSON MILL RD
MORGANTON
NC
286550000
 $  97,600.00
 $        97,565.20
 11.000
 $   929.47
   80.000
110924
0.5000

0000021605696
SLOAN
1108 ANGLE ROAD
FORT PIERCE
FL
349470000
 $  44,250.00
 $        44,250.00
 10.090
 $   391.28
   75.000
111101
0.5000

0000021605837
VEGA
4360 SW 146TH COURT
MIAMI
FL
331750000
 $132,000.00
 $      132,000.00
 11.700
 $1,327.37
   80.000
111101
0.5000

0000021605886
CARR
102 E DELAFIELD AVE
DURHAM
NC
277040000
 $  63,200.00
 $        63,147.33
 10.300
 $   568.69
   77.073
110901
0.5000

0000021605894
PATNODE
9520 GRAY FOX LANE
PORT RICHEY
FL
346680000
 $  36,800.00
 $        36,791.29
 12.850
 $   402.78
   80.000
261015
0.5000

0000021605985
STANISLAUS
4202 E HENRY AVE
TAMPA
FL
336100000
 $  44,800.00
 $        44,743.56
 10.340
 $   442.47
   80.000
161002
0.5000

0000021605993
LANGE
14401 SASSANDRA DRIVE
ODESSA
FL
335560000
 $  64,000.00
 $        64,000.00
 10.890
 $   604.18
   80.000
111017
0.5000

0000021606371
KELLERMANN
6327 DEERWOOD COURT
WALDORF
MD
206030000
 $100,800.00
 $      100,774.78
 12.600
 $1,083.63
   90.000
111001
0.5000

0000021606389
FREEMAN
2912 HARRISON ROAD
FALLS CHURC
VA
220420000
 $  79,000.00
 $        79,000.00
   9.690
 $   675.26
   47.878
111104
0.5000

0000021606454
PRATT, JR
5932 W CORTLAND STREET
CHICAGO
IL
606390000
 $  16,000.00
 $        16,000.00
 13.990
 $   198.85
   70.946
161028
0.5000

0000021606488
DIETER
381 KING STREET
BRISTOL
CT
060100000
 $  37,000.00
 $        37,000.00
   9.800
 $   319.25
   43.529
261120
0.5000

0000021606504
HAMMONDS
73 R STREET NW
WASHINGTON
DC
200010000
 $  85,000.00
 $        85,000.00
 10.700
 $   950.16
   76.576
111102
0.5000

0000021606520
JACKSON
13717 KERRYDALE ROAD
WOODBRIDGE
VA
221930000
 $  60,000.00
 $        60,000.00
 13.590
 $   728.32
   51.975
161104
0.5000

0000021606645
THARP
6535 CHINA GROVE COURT
ALEXANDRIA
VA
223100000
 $123,200.00
 $      123,090.54
 10.000
 $1,081.17
   84.965
110913
0.5000

0000021606660
RILEY
1228 N POWHATAN STREET
ARLINGTON
VA
222050000
 $264,200.00
 $      264,200.00
 10.590
 $2,653.72
   79.578
161112
0.5000

0000021606736
CARO
814 COX AVE
HYATTSVILLE
MD
207830000
 $125,500.00
 $      125,445.65
 10.100
 $1,110.64
   79.936
111101
0.5000

0000021606751
GAITHER
114 CHARTSEY STREET
UPPER MARLB
MD
207720000
 $112,700.00
 $      112,700.00
   9.650
 $1,187.07
   69.783
111028
0.5000

0000021606835
JONES
4988 GREEN BRIDGE RD
DAYTON
MD
210360000
 $108,800.00
 $      108,800.00
 11.900
 $1,110.77
   85.000
111101
0.5000

0000021606942
ANDERSON
370 EAST 332ND STREET
EASTLAKE
OH
440950000
 $  19,000.00
 $        19,000.00
 15.000
 $   265.93
   78.761
111101
0.5000

0000021607080
ABDUL-RAHMAN
1106 EGYPTIAN DRIVE
UPPER MARLB
MD
207720000
 $264,800.00
 $      264,551.92
   9.750
 $2,275.05
   80.000
110913
0.5000

0000021607197
BENNETT
1523 N LUZERNE AVE
BALTIMORE
MD
212130000
 $  49,300.00
 $        49,300.00
 11.600
 $   491.98
   85.000
111102
0.5000

0000021607239
DAVIS
9041 S CONSTANCE AVE
CHICAGO
IL
606170000
 $  50,000.00
 $        50,000.00
 12.990
 $   585.44
   79.933
161114
0.5000

0000021607320
TERRELL
7935 S CALUMET
CHICAGO
IL
606190000
 $  38,200.00
 $        38,200.00
 13.990
 $   508.47
   74.998
111102
0.5000

0000021607403
BAKER
5806 W SUPERIOR
CHICAGO
IL
606440000
 $  57,700.00
 $        57,700.00
 14.990
 $   729.13
   74.935
111101
0.5000

0000021607551
STEVENS
280 NATIONAL HWY
LAVALE
MD
215020000
 $  76,000.00
 $        76,000.00
   8.390
 $   578.46
   80.000
111109
0.5000

0000021607650
LAWTON
750 ANNAPOLIS NECK ROAD
ANNAPOLIS
MD
214030000
 $  35,000.00
 $        35,000.00
 13.300
 $   417.56
   50.000
161115
0.5000

0000021607809
BLOUNT
11305 MT. CARMEL ROAD
CLEVELAND
OH
441040000
 $  14,800.00
 $        14,800.00
 13.300
 $   339.03
   37.468
11113
0.5000

0000021607841
MORESCHI
11 PEARL STREET
EVERETT
MA
021490000
 $107,700.00
 $      107,700.00
   9.450
 $   901.68
   68.164
261122
0.5000

0000021607882
SCHAEFFER
13203 TREETOP COURT
WOODBRIDGE
VA
221910000
 $  53,000.00
 $        53,000.00
   8.750
 $   529.71
   46.491
111101
0.5000

0000021608237
GRUNTLER
276 SALT POINT ROAD
PLEASANT VA
NY
125690000
 $  90,500.00
 $        90,500.00
 10.900
 $   927.98
   79.735
161030
0.5000

0000021608245
WEATHERSPOON
717 GREEN GROVE ROAD
NEPTUNE
NJ
077530000
 $129,000.00
 $      129,000.00
 10.500
 $1,287.92
   79.629
161103
0.5000

0000021608286
ROMANO
933-935 CHALKSTONE AVENUE
PROVIDENCE
RI
029080000
 $  78,400.00
 $        78,400.00
 10.600
 $   723.03
   68.771
111114
0.5000

0000021608310
WENDEROFF
22 GRANT STREET
NEW ROCHELL
NY
108010000
 $  36,000.00
 $        36,000.00
 11.250
 $   414.85
   70.649
111103
0.5000

0000021608401
SAPP
124 OLD IRONDALE ROAD
WHARTON
NJ
078850000
 $  85,500.00
 $        85,500.00
 10.000
 $   825.10
   60.211
161107
0.5000

0000021608419
DUNN
5 WEST VIRGINIA AVENUE
JACKSON
NJ
085270000
 $  65,000.00
 $        65,000.00
   9.500
 $   546.56
   56.521
261106
0.5000

0000021608443
THOMAS
416 SWALE AVE
BALTIMORE
MD
212250000
 $  28,000.00
 $        28,000.00
 11.900
 $   285.86
   80.000
111104
0.5000

0000021608468
MCKEEBY
2 GERALDINE DRIVE
WANTAGE
NJ
074610000
 $119,000.00
 $      119,000.00
 10.250
 $1,066.37
   85.000
111104
0.5000

0000021608476
BROWN
24 PARK END PLACE
EAST ORANGE
NJ
070190000
 $127,500.00
 $      127,500.00
 10.990
 $1,315.18
   85.000
161105
0.5000

0000021608534
WINFIELD
905 N COLLINGTON AVE
BALTIMORE
MD
212050000
 $  23,100.00
 $        23,100.00
 15.800
 $   317.92
   70.000
161105
0.5000

0000021608666
SHEAHAN
231 LOWELL AVENUE
MT. EPHRAIM
NJ
080590000
 $  41,500.00
 $        41,500.00
   8.850
 $   369.40
   42.564
161126
0.5000

0000021608724
CREMEANS
5920 GOODALE ROAD
CANANDAIGUA
NY
144240000
 $  64,000.00
 $        64,000.00
 10.750
 $   649.75
   80.000
161023
0.5000

0000021608807
RESTO
7901 NORTH PACKWOOD AVENU
TAMPA
FL
336040000
 $  76,900.00
 $        76,856.66
   8.850
 $   610.48
   77.676
111029
0.5000

0000021608856
WARFIELD
1623 NORTHBOURNE ROAD
BALTIMORE
MD
212390000
 $  64,000.00
 $        64,000.00
 15.500
 $   834.90
   80.000
111104
0.5000

0000021608880
WEST
41 LOCUST AVENUE
CEDARHURST
NY
115160000
 $150,000.00
 $      150,000.00
   9.990
 $1,315.25
   71.428
261105
0.5000

0000021608906
JORDAN
516 E 88TH STREET
CHICAGO
IL
606190000
 $  45,000.00
 $        45,000.00
   9.900
 $   480.83
   51.136
111105
0.5000

0000021609003
JONES
1310 42ND STREET, SE
WASHINGTON
DC
200200000
 $  25,000.00
 $        25,000.00
 12.200
 $   278.77
   17.730
161104
0.5000

0000021609045
SWOPE
11706 BRADLEY FOREST ROAD
MANASSAS
VA
201120000
 $  27,600.00
 $        27,600.00
 13.790
 $   363.68
   79.947
111113
0.5000

0000021609177
HANS
334 GARNER AVE
WALDORF
MD
206020000
 $  99,900.00
 $        99,852.39
   9.650
 $   850.97
   79.983
111026
0.5000

0000021609219
MCCRARY
1905 CUIRE DRIVE
SEVERN
MD
211440000
 $112,400.00
 $      112,400.00
 10.500
 $1,122.18
   80.000
161105
0.5000

0000021609227
BARNES
8852 154TH PLACE
PALM BEACH
FL
334180000
 $  57,000.00
 $        57,000.00
 12.200
 $   595.10
   79.344
111021
0.5000

0000021609235
WILSON
1905 E NORTH AVE
BALTIMORE
MD
212130000
 $  36,700.00
 $        36,700.00
 11.550
 $   392.65
   79.956
161112
0.5000

0000021609300
HIGHTOWER
2549 W COLD SPRING LANE
BALTIMORE
MD
212150000
 $  40,000.00
 $        40,000.00
 14.990
 $   526.43
   80.000
161104
0.5000

0000021609391
BANKS
505 S 9TH AVENUE
MAYWOOD
IL
601530000
 $  40,000.00
 $        40,000.00
 11.500
 $   396.12
   67.973
111105
0.5000

0000021609417
WILLIAMS
1111 ANACOSTIA ROAD SE
WASHINGTON
DC
200190000
 $  72,000.00
 $        72,000.00
 14.500
 $   881.69
   80.000
111105
0.5000

0000021609482
COWAN-DARBY
627 13TH STREET NE
WASHINGTON
DC
200020000
 $  89,000.00
 $        88,775.22
   9.500
 $   929.37
   73.553
111004
0.5000

0000021609490
COLEMAN
2101 W PACIFIC AVENUE
WAUKEGAN
IL
600850000
 $  34,000.00
 $        33,993.06
 13.500
 $   389.45
   40.963
111007
0.5000

0000021609508
HILL
9623 S. PRINCETON AVENUE
CHICAGO
IL
606280000
 $  22,000.00
 $        22,000.00
 13.990
 $   273.42
   50.358
161105
0.5000

0000021609565
NAGORSKI
15729 HOLLY GROVE RD
SILVER SPRI
MD
209050000
 $  20,000.00
 $        20,000.00
 12.500
 $   246.51
     6.557
111112
0.5000

0000021609615
WRIGHT
2726 HUGO AVE
BALTIMORE
MD
212180000
 $  30,100.00
 $        30,100.00
 15.700
 $   397.50
   70.000
111028
0.5000

0000021609623
SHIELDS
10601 S. KING DRIVE
CHICAGO
IL
606280000
 $  72,000.00
 $        72,000.00
 12.790
 $   784.67
   79.269
111102
0.5000

0000021609672
JENSEN
16 ST. THOMAS LANE
OWINGS MILL
MD
211170000
 $105,000.00
 $      105,000.00
   9.500
 $   882.90
   68.888
111113
0.5000

0000021609706
HENDRICKS
510 N. FLORIDA STREET
ARLINGTON
VA
222030000
 $  23,000.00
 $        23,000.00
 10.900
 $   217.30
     9.163
261105
0.5000

0000021609862
WARFFEMIUS
2796 MORAN DRIVE
WALDORF
MD
206010000
 $100,000.00
 $      100,000.00
   9.250
 $   822.68
   71.942
111101
0.5000

0000021610027
SINGLETON
225 N. LOCKWOOD AVENUE
CHICAGO
IL
606440000
 $  30,000.00
 $        30,000.00
 13.990
 $   372.84
   41.666
161109
0.5000

0000021610068
CARR
19048 WATERCREST AVE
MAPLE HEIGH
OH
441370000
 $  18,900.00
 $        18,900.00
 15.000
 $   264.53
   79.965
111113
0.5000

0000021610118
O'BRIEN
52 LAKESIDE DRIVE
NUTLEY
NJ
071100000
 $  67,000.00
 $        67,000.00
   9.750
 $   635.51
   49.629
161101
0.5000

0000021610191
MOHAMED
301 GWYNNBROOK AVE
OWINGS MILL
MD
211170000
 $142,500.00
 $      142,500.00
 10.950
 $1,466.03
   79.166
161105
0.5000

0000021610282
SMITH PICKER
116-06 135TH STREET
JAMAICA
NY
114200000
 $  60,000.00
 $        60,000.00
 10.990
 $   570.95
   42.857
261104
0.5000

0000021610290
FIORENTINO
2856 OLD YORKTOWN ROAD
YORKTOWN HE
NY
105980000
 $153,600.00
 $      153,369.73
   8.990
 $1,381.00
   78.769
161009
0.5000

0000021610324
GRIESBECK
212 MAIN STREET
HURLEYVILLE
NY
127470000
 $  75,000.00
 $        75,000.00
   9.250
 $   686.91
   57.692
161113
0.5000

0000021610472
PEMBERTON
261 E 23RD STREET
BROOKLYN
NY
112260000
 $  88,000.00
 $        88,000.00
   9.750
 $   756.06
   57.142
261101
0.5000

0000021610506
JUNE,     SR
44 DELAWARE AVENUE
HUDSON
NY
125340000
 $  94,000.00
 $        94,000.00
   9.750
 $   891.61
   78.333
161107
0.5000

0000021610522
GREENE
ROAD#3 NINHAM ROAD
CARMEL
NY
105120000
 $119,000.00
 $      118,843.09
   9.990
 $1,147.59
   85.000
161009
0.5000

0000021610571
SCHWARTZMAN
1222 E 86TH STREET
BROOKLYN
NY
112360000
 $  60,000.00
 $        60,000.00
   9.990
 $   578.62
   33.333
161113
0.5000

0000021610613
SBARRA
14 PERSHING AVENUE
OSSINING
NY
105620000
 $  40,000.00
 $        39,943.82
   9.500
 $   372.86
   24.242
161001
0.5000

0000021610647
NOLASCO
1041 OGDEN AVE
BRONX
NY
104520000
 $116,000.00
 $      116,000.00
   9.250
 $1,062.41
   80.000
161102
0.5000

0000021611629
THOMAS
208 SHERBOURNE STREET
PROVIDENCE
RI
029050000
 $  16,100.00
 $        16,062.21
 10.300
 $   175.98
   70.000
111021
0.5000

0000021611991
ST. CROIX
49 LEXINGTON ROAD
BILLERICA
MA
018210000
 $  15,000.00
 $        15,000.00
 12.100
 $   181.00
   35.633
111030
0.5000

0000021612114
JOHNSON
276-80 CONNECTICUT AVENUE
BRIDGEPORT
CT
066060000
 $  37,100.00
 $        37,100.00
 11.750
 $   402.06
   70.000
161029
0.5000

0000021612130
LAWRENCE
124 ELIZABETH STREET
FLORAL PARK
NY
110010000
 $  70,000.00
 $        70,000.00
   9.500
 $   730.96
   32.258
111118
0.5000

0000021612205
SHERWOOD
29 DIVISION STREET WEST
GREENWICH
CT
068300000
 $  27,000.00
 $        27,000.00
 13.750
 $   355.05
   18.620
111011
0.5000

0000021612254
ALLINSON
2719 FALLS STREET
NIAGARA FAL
NY
143030000
 $  36,000.00
 $        36,000.00
 10.990
 $   408.95
   80.000
111108
0.5000

0000021612346
URBANOWICZ
51 WESTFORD STREET
HAVERHILL
MA
018320000
 $  29,900.00
 $        29,900.00
 12.300
 $   364.65
   79.586
111029
0.5000

0000021612403
WEBB
743 JANET ROAD
STONEVILLE
NC
270480000
 $  38,400.00
 $        38,319.42
 11.500
 $   448.59
   80.000
111001
0.5000

0000021612437
RUSHIE
2931 MORGAN AVENUE
BRONX
NY
104690000
 $136,400.00
 $      136,400.00
   9.600
 $1,280.35
   55.673
161105
0.5000

0000021612676
SIMONEAU
17 CONNORS FARM DRIVE
SMITHFIELD
RI
029170000
 $  69,500.00
 $        69,500.00
   9.990
 $   609.40
   80.000
111030
0.5000

0000021612809
ANDERSON
16 BLACKVILLE ROAD
WASHINGTON
CT
067940000
 $  25,000.00
 $        25,000.00
 10.350
 $   247.09
   79.860
161101
0.5000

0000021612874
BOWDEN
38 HAZEL STREET
SOUTH WINDS
CT
060740000
 $  98,500.00
 $        98,500.00
   8.700
 $   981.56
   75.769
111105
0.5000

0000021613039
MCHUGH
59 RICHARD STREET
PLYMOUTH
MA
024010000
 $  40,500.00
 $        40,500.00
 11.400
 $   470.55
   42.302
111101
0.5000

0000021613146
HORNE
9 NATHAN LANE
PLYMOUTH
MA
023600000
 $126,200.00
 $      126,162.26
 11.800
 $1,278.72
   79.970
261001
0.5000

0000021613187
CATALDI
69-71 LANGDON STREET
PROVIDENCE
RI
029040000
 $  86,250.00
 $        86,250.00
 11.490
 $   853.47
   75.000
111120
0.5000

0000021613419
CASE
66 TURKEY HILL ROAD
NEWBURYPORT
MA
019500000
 $208,000.00
 $      208,000.00
 10.500
 $1,902.66
   80.000
111101
0.5000

0000021613591
VARAS
215 OLD MILL ROAD
CHARLESTOWN
RI
028130000
 $  29,400.00
 $        29,400.00
 11.350
 $   340.65
   79.932
111101
0.5000

0000021613625
HESTER-BEY
504 WARWICK STREET
BROOKLYN
NY
112070000
 $  84,000.00
 $        84,000.00
   9.990
 $   736.54
   67.200
111101
0.5000

0000021613658
BOUKNIGHT
1408 MORSE ST NE
WASHINGTON
DC
200020000
 $  72,000.00
 $        72,000.00
   9.990
 $   694.34
   80.000
161112
0.5000

0000021613740
FIALA
8540 FARADAY STREET
DENVER
CO
802290000
 $  84,000.00
 $        84,000.00
 10.250
 $   752.73
   80.000
111101
0.5000

0000021613872
JOHNSON
5003 11TH STREET NE
WASHINGTON
DC
200170000
 $  39,000.00
 $        39,000.00
   9.990
 $   418.86
   33.620
111105
0.5000

0000021614003
MARTIN
4108 NEW HAMPSHIRE AVE NW
WASHINGTON
DC
200110000
 $  70,000.00
 $        70,000.00
   9.990
 $   613.79
   58.823
111120
0.5000

0000021614250
WRIGHT
5521 4TH ST NW
WASHINGTON
DC
200110000
 $  75,000.00
 $        75,000.00
   9.990
 $   657.63
   49.019
111105
0.5000

0000021614367
MCCOY
2841 MILLS AVE NE
WASHINGTON
DC
200180000
 $113,000.00
 $      113,000.00
   9.990
 $1,213.62
   83.088
111113
0.5000

0000021614383
OWENS
2846 FORT BAKER DR SE
WASHINGTON
DC
200200000
 $  29,900.00
 $        29,900.00
 10.490
 $   273.29
   21.985
111025
0.5000

0000021614482
BERNHARD, JR
8 MARIE WAY
RANDOLPH
MA
023680000
 $139,000.00
 $      139,000.00
   9.500
 $1,168.79
   79.885
111101
0.5000

0000021614490
STEELE
324 TAYLOR ST. NW
WASHINGTON
DC
200110000
 $  75,000.00
 $        75,000.00
   9.990
 $   657.63
   64.655
111120
0.5000

0000021614516
TILDON
5922 SEAT PLEASANT DR
CAPITAL HEI
MD
207430000
 $  56,000.00
 $        56,000.00
 10.490
 $   558.72
   68.292
161119
0.5000

0000021614607
BEARDSLEY
73 PARK AVE.
DERBY
CT
064180000
 $  99,400.00
 $        99,400.00
 11.850
 $1,010.98
   84.957
111112
0.5000

0000021614615
HARRIS
2104 MINNESOTA AVE SE
WASHINGTON
DC
200200000
 $  39,000.00
 $        39,000.00
   9.990
 $   418.86
   45.882
111105
0.5000

0000021614656
THOMPSON
450 DUTROW RD
WESTMINISTE
MD
211570000
 $  60,000.00
 $        60,000.00
 11.800
 $   712.40
   69.452
111028
0.5000

0000021614896
SCHMIDT
5 OLIVE LANE
NORWALK
CT
068540000
 $110,000.00
 $      110,000.00
 12.700
 $1,191.09
   51.162
111104
0.5000

0000021615034
LAROCK
104 BRUBAKER RD
CHESHIRE
CT
064100000
 $118,400.00
 $      118,400.00
 11.500
 $1,172.51
   80.000
111111
0.5000

0000021615356
BLAKE
50 ALBION STREET
SOMERVILLE
MA
021430000
 $  33,000.00
 $        33,000.00
 12.700
 $   357.33
   22.758
261021
0.5000

0000021615463
CALABRO
176 EASTWOOD AVE.
PROVIDENCE
RI
029090000
 $  17,000.00
 $        17,000.00
 10.000
 $   224.66
   28.813
61004
0.5000

0000021616420
SIMMS
4721 9TH ST. NW
WASHINGTON
DC
200110000
 $110,500.00
 $      110,500.00
 10.950
 $1,048.15
   85.000
111105
0.5000

0000021616487
GRAY
 RT3 BOX 234
TOMAH
WI
546600000
 $  60,000.00
 $        60,000.00
   9.250
 $   617.52
   80.000
111114
0.5000

0000021616552
HRUSOVSKY
9917 HAMBLIN CT
INDIANAPOLI
IN
462800000
 $  21,900.00
 $        21,900.00
   8.990
 $   277.31
   66.013
61118
0.5000

0000021616701
MCLEMORE
205 HURON AVENUE
DAYTON
OH
454170000
 $  38,800.00
 $        38,800.00
   9.550
 $   406.34
   73.207
111030
0.5000

0000021616727
LEVY
2224 SHASTA PLACE
CINCINNATI
OH
452110000
 $  90,000.00
 $        90,000.00
 10.990
 $   856.42
   90.000
261112
0.5000

0000021616743
STANDIFORD
7292 ROSEWELL RD.
SHERRODSVIL
OH
446750000
 $  92,800.00
 $        92,800.00
 10.990
 $   883.06
   80.000
111119
0.5000

0000021616776
BAUGHMAN
38470 N BEACHVIEW
WILLOUGHBY
OH
440940000
 $173,280.00
 $      173,280.00
   9.750
 $1,488.75
   80.000
261114
0.5000

0000021616792
MASTERS, II
1681 VAN BLARICUM RD.
CINCINNATI
OH
452330000
 $138,000.00
 $      138,000.00
   8.500
 $1,061.11
   71.875
111114
0.5000

0000021616826
BALL
148 W MARION STREET
DOYLESTOWN
OH
442300000
 $  88,000.00
 $        88,000.00
 10.450
 $   801.69
   78.571
111113
0.5000

0000021616834
THOMAS
2609 EBY DRIVE
CONNERSVILL
IN
473310000
 $  89,600.00
 $        89,600.00
   9.400
 $   746.88
   80.000
111115
0.5000

0000021616875
LOUIS
1152 BETHEL-NEW RICHMOND
NEW RICHMON
OH
451570000
 $104,550.00
 $      104,550.00
 10.500
 $   956.36
   85.000
261118
0.5000

0000021616891
STEVENSON
2720 QUEEN ST
FT WAYNE
IN
468060000
 $  42,400.00
 $        42,400.00
   9.650
 $   361.18
   80.000
111023
0.5000

0000021617055
MORALES
161 W 35TH STREET
HIALEAH
FL
330120000
 $120,000.00
 $      120,000.00
 10.990
 $1,141.89
   80.000
261122
0.5000

0000021617196
REINHARD
198 W ROSE TREE ROAD
UPPER PROVI
PA
190630000
 $  82,600.00
 $        82,600.00
   9.800
 $   712.70
   70.000
111104
0.5000

0000021617212
GILDNER
223 OAKDALE DRIVE
SOUTH AMHER
OH
440010000
 $103,200.00
 $      103,200.00
   8.200
 $   876.10
   80.000
161118
0.5000

0000021617303
O'BRIAN
47 THOMAS ST.
HUMMELSTOWN
PA
170360000
 $  58,000.00
 $        58,000.00
 10.500
 $   641.14
   48.945
111030
0.5000

0000021617311
DIANGELO
3181 S 20TH STREET
PHILADELPHI
PA
191450000
 $  95,500.00
 $        95,500.00
   9.450
 $   799.54
   70.740
111120
0.5000

0000021617345
DIPAOLA
24 FILIPPONE WAY
W. PATTERSO
NJ
074240000
 $  40,000.00
 $        40,000.00
 10.750
 $   448.38
   23.529
111114
0.5000

0000021617394
PAULUS
99 ANN STREET
DOVER
NJ
078010000
 $126,400.00
 $      126,400.00
   9.900
 $1,099.93
   80.000
111104
0.5000

0000021617477
SADLER
16836 FREELAND
DETROIT
MI
482350000
 $  34,000.00
 $        34,000.00
 10.550
 $   340.60
   82.926
161108
0.5000

0000021617550
NORWOOD
246 54TH ST.
BROOKLYN
NY
112200000
 $100,500.00
 $      100,500.00
 10.500
 $   919.32
   67.000
111112
0.5000

0000021617576
MADDALENA
125B LONG BEACH BLVD
LONG BEACH
NJ
070390000
 $203,000.00
 $      203,000.00
 10.990
 $1,931.69
   69.699
111111
0.5000

0000021617600
OGLESBY
14 KEMP AVE
GLEN COVE
NY
115420000
 $135,000.00
 $      135,000.00
   9.500
 $1,135.16
   77.142
111101
0.5000

0000021617782
BECK
107 DONALD AVE.
SEWICKLEY
PA
151430000
 $  49,600.00
 $        49,398.90
 10.490
 $   547.98
   60.487
111028
0.5000

0000021617931
ROBINSON
143 GOLDSMITH AVE.
NEWARK
NJ
071120000
 $112,000.00
 $      112,000.00
   9.990
 $   982.06
   80.000
111114
0.5000

0000021617964
HARRIS
4737 HOMER AVE
SUITLAND
MD
207460000
 $  92,000.00
 $        92,000.00
   9.600
 $   780.31
   80.000
111101
0.5000

0000021617980
BROWN
2612 N TATNALL ST
WILMINGTON
DE
198020000
 $  60,000.00
 $        60,000.00
 10.000
 $   579.02
   80.000
161119
0.5000

0000021618038
AMOROSO
173-74 EFFINGTON AVE
FLUSHING
NY
113580000
 $213,750.00
 $      213,750.00
 10.500
 $1,955.26
   75.000
111029
0.5000

0000021618145
COPELAND
2149 ELKINS AVE
PHILADELPHI
PA
191440000
 $  40,000.00
 $        40,000.00
 11.600
 $   399.18
   80.000
111125
0.5000

0000021618152
SULTAN
114-40 147TH ST
JAMAICA
NY
114360000
 $  33,000.00
 $        33,000.00
   9.600
 $   309.77
   41.250
161105
0.5000

0000021618194
SMITH
 ROAD 1 BOX 4057
LINCOLN
DE
199600000
 $  98,400.00
 $        98,400.00
 10.500
 $   900.11
   80.000
111104
0.5000

                             EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE


                     ----------------,  ------
                           (month)      (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
            Home Equity Loan Pass-Through Certificates,
                          Series 1996-HE4


           Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.  Mortgage Loan Information:

           (1) Aggregate Monthly Payments
                 Due:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (2) Aggregate Monthly Payments
                 received and Monthly Advances
                 made this Month:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (3) Aggregate Principal Prepayments in part received on Self-Amortizing Mortgage Loans and applied in the applicable Prepayment Period:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (4) Aggregate Principal Prepayments
                 in full received in
                 the applicable Prepayment
                 Period:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (5) Aggregate Insurance Proceeds
                 (including purchases of
                 Mortgage Loans by primary
                 mortgage insurers) for
                 prior month:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (6) Aggregate Liquidation
                 Proceeds for prior month:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (7) Aggregate Purchase Prices for
                 Defaulted Mortgage Loans:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (8) Aggregate Purchase Prices
                 (and substitution adjustments)
                 for Defective Mortgage Loans:
                     (a) Principal                 $________
                     (b) Interest                  $________
                     (c) Total                     $________

           (9) Pool Principal Balance:             $________

          (10) Available Funds:                    $________

          (11) Realized Losses for
                 prior month:                      $________

          (12) Aggregate Realized
                 Losses:                           $________
                     (a) Deficient Valuations      $________
                     (b) Special Hazard
                           Losses                  $________
                     (c) Fraud Losses              $________
                     (d) Excess Bankruptcy
                           Losses                  $________
                     (e) Excess Special
                           Hazard Losses           $________
                     (f) Excess Fraud
                           Losses                  $________

          (13) Compensating Interest
                 Payment:                          $________

          (14) Net Simple Interest
                 Shortfall:                        $________

          (15) Net Simple Interest
                 Excess:                           $________

          (16) Simple Interest Shortfall
                 Payment:                          $________

          (17) Unpaid Net Simple Interest
                Shortfall:

                Class A1                           $________
                Class A2                           $________
                Class A3                           $________
                Class A4                           $________
                Class A5                           $________
                Class A6                           $________
                Class A7                           $________
                Class S                            $________
                Class M                            $________
                Class B1                           $________
                Class B2                           $________
                Class B3                           $________
                Class B4                           $________
                Class B5                           $________

          (18) Class Certificate Interest
                Rate of:

                Class A7                           ________%
                Class M                            ________%

                Class B1                           ________%
                Class B2                           ________%
                Class B3                           ________%
                Class B4                           ________%
                Class B5                           ________%
                Class S                            ________%

          (19) Accrued Certificate Interest
                and Pay-out Rate:

                Class A1                       $__________    ____%
                Class A2                       $__________    ____%
                Class A3                       $__________    ____%
                Class A4                       $__________    ____%
                Class A5                       $__________    ____%
                Class A6                       $__________    ____%
                Class A7                       $__________    ____%
                Class S                        $__________    ____%
                Class M                        $__________    ____%
                Class B1                       $__________    ____%
                Class B2                       $__________    ____%
                Class B3                       $__________    ____%
                Class B4                       $__________    ____%
                Class B5                       $__________    ____%

          (20) Principal distribu-
                 table:

                Class A1                       $__________
                Class A2                       $__________
                Class A3                       $__________
                Class A4                       $__________
                Class A5                       $__________
                Class A6                       $__________
                Class A7                       $__________
                Class M                        $__________
                Class B1                       $__________
                Class B2                       $__________
                Class B3                       $__________
                Class B4                       $__________
                Class B5                       $__________
                Class R1                       $__________
                Class R2                       $__________

          (21) Additional distributions to
                 the Class R1 Certificate
                 pursuant to Section 2.05(d):  $__________

          (22) Additional distributions to
                 the Class R2 Certificate
                 pursuant to Section 4.01(b): $__________

      B.  Other Amounts:

           1. Senior Percentage for such
                Distribution Date:             _____________%

           2. Senior Prepayment Percentage
                for such Distribution Date:    _____________%

           3. Junior Percentage
                for such Distribution Date:    _____________%

           4. Junior Prepayment Percentage
                for such Distribution Date:    _____________%

           5. Subordinate Certificate
                Writedown Amount for
                such Distribution Date:         $_____________

           6. Prepayment Distribution
                Triggers satisfied:            Yes        No

                Class B1
                Class B2
                Class B3
                Class B4
                Class B5


Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                             EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126





      [NAME OF OFFICER] ______________________ hereby certifies that:

      1. That he [she] is [title of officer] _________________ of [name of Investor] _______________________________________ (the
"Investor"), a ________________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between The First National Bank of Chicago, as Trustee and GE Capital Mortgage Services, Inc., dated as of December 1, 1996, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.

                               _______________________________
                               [name of Investor]


                               By:______________________________
                                  Name:
                                  Title:

      The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.



[name of nominee]


By:____________________________
   Name:
   Title:

                             EXHIBIT F

         FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

           [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

           1. That he [she] is [title of officer] ___________ _____________ of [name of Purchaser] ________________________
_________________ (the "Purchaser"), a _______________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

           2.   That the Purchaser's Taxpayer Identification
Number is [           ].

           3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R1 Certificate" or a "Class R2 Certificate" of GE Capital Mortgage Services, Inc.'s Home Equity Loan Pass-Through Certificates, Series 1996-HE4.

           4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

           5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between The First National Bank of Chicago, as Trustee, and GE Capital Mortgage Services, Inc. dated as of December 1, 1996, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

           6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

           7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

           8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

           9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

           10. That the Purchaser (i) is not a Non-U.S. Person or
(ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

           12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Lower Tier REMIC or the Upper Tier REMIC, as applicable, pursuant to the Pooling and Servicing Agreement.

           IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          ______________________________
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:


           Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


           Subscribed and sworn before me this _____ day of __________, 19__.


NOTARY PUBLIC


______________________________


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT G

          LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE

                       ____________________
                               Date

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126


           Re:  GE Capital Mortgage Services, Inc.
                Home Equity Loan Pass-Through
                Certificates, Series 1996-HE4

Ladies and Gentlemen:
           _______________________ (the "Transferor") has
reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.
                        Very truly yours,


                               ______________________________
                               Name:
                               Title:

                             EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES


Assumption Fees                           Determined on a Case-by-
                                          Case Basis

Late Charges                              Per Loan Documents

Appraisal/Inspection Fees                 Reasonable and Customary
                                          Charges

Partial Release Fees                      $0

Easements                                 $0

Insufficient Funds Charges                $0

Document Requests (copies of loan file documents, additional pay-off quotations, amortization schedules, payment
histories)                                $0

Modification Fees                         $0

Prepayment Premiums                       Per Loan Documents

                             EXHIBIT I

                   FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES


                                                ____________________
                                                        Date


The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126




                Re:  GE Capital Mortgage Services, Inc.
                     Home Equity Loan Pass-Through
                     Certificates, Series 1996-HE4

Ladies and Gentlemen:

      1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the
"Investor"), a ____________________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

      2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between The First National Bank of Chicago, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of December 1, 1996 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

      3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities

Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

      4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

      5. The investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

      6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

      7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

      8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

      [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.

                          _________________________________
                          [name of Investor]

                          By:______________________________
                             Name:
                             Title:

      The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

_____________________________
[name of nominee]


By:__________________________
   Name:
   Title:

                            EXHIBIT J

               FORM OF DISTRIBUTION DATE STATEMENT


                        _____________, _____
                          (month)      (year)

                   GE CAPITAL MORTGAGE SERVICES, INC.
               Home Equity Loan Pass-Through Certificates,
                         Series 1996-HE4

           Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the
Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

           The amounts below are for a Single Certificate of $1,000:

           (1) Amount of distribution
                 allocable to principal:

                     Class A1                  $__________
                     Class A2                  $__________
                     Class A3                  $__________
                     Class A4                  $__________
                     Class A5                  $__________
                     Class A6                  $__________
                     Class A7                  $__________
                     Class M                   $__________
                     Class B1                  $__________
                     Class B2                  $__________
                     Class B3                  $__________
                     Class B4                  $__________
                     Class B5                  $__________
                     Class R1                  $__________
                     Class R2                  $__________

           (2) Aggregate principal prepayments
                 included in distribution:

                     Class A1                  $__________
                     Class A2                  $__________
                     Class A3                  $__________
                     Class A4                  $__________
                     Class A5                  $__________
                     Class A6                  $__________
                     Class A7                  $__________
                     Class M                   $__________
                     Class B1                  $__________
                     Class B2                  $__________
                     Class B3                  $__________
                     Class B4                  $__________
                     Class B5                  $__________
                     Class R1                  $__________
                     Class R2                  $__________

           (3) Amount of distribution
                allocable to interest;
                Pay-out Rate:

                     Class A1                  $__________    ____%
                     Class A2                  $__________    ____%
                     Class A3                  $__________    ____%
                     Class A4                  $__________    ____%
                     Class A5                  $__________    ____%
                     Class A6                  $__________    ____%
                     Class A7                  $__________    ____%
                     Class S                   $__________    ____%
                     Class M                   $__________    ____%
                     Class B1                  $__________    ____%
                     Class B2                  $__________    ____%
                     Class B3                  $__________    ____%
                     Class B4                  $__________    ____%
                     Class B5                  $__________    ____%

           (4) Servicing Compensation:         $__________

           The amounts below are for the aggregate of all
Certificates:

           (5) Pool Principal Balance;
                 number of Mortgage
                 Loans:                         $__________

           (6) Class Certificate Principal
                 Balance of each Class;
                 Certificate Principal Balance
                 of Single Certificate of each
                 Class:
                                                      Single
                                                    Certificate
                  Class       Class Balance           Balance

                Class A1       $__________          $__________
                Class A2       $__________          $__________
                Class A3       $__________          $__________
                Class A4       $__________          $__________
                Class A5       $__________          $__________
                Class A6       $__________          $__________
                Class A7       $__________          $__________
                Class M        $__________          $__________
                Class B1       $__________          $__________
                Class B2       $__________          $__________
                Class B3       $__________          $__________
                Class B4       $__________          $__________
                Class B5       $__________          $__________
                Class R1       $__________          $__________
                Class R2       $__________          $__________

           (7) Book value of real estate acquired on behalf of Certificate-holders; number of related Mortgage
                  Loans:
                                          $___________  $___________
                                           ___________   ___________

          (8) Aggregate Scheduled Principal
                 Balance and number of
                 delinquent Mortgage Loans:

           one payment delinquent         $___________   ___________
           two payments delinquent        $___________   ___________
           three or more payments
                delinquent                $___________   ___________
           In foreclosure                 $___________   ___________

          (9) Aggregate Scheduled
                Principal Balance and
                number of replaced
                Mortgage Loans:                 $__________

          (10) Unpaid Net Simple Interest
                Shortfall:

                     Class A1             $__________
                     Class A2             $__________
                     Class A3             $__________
                     Class A4             $__________
                     Class A5             $__________
                     Class A6             $__________
                     Class A7             $__________
                     Class S              $__________
                     Class M              $__________
                     Class B1             $__________
                     Class B2             $__________
                     Class B3             $__________
                     Class B4             $__________
                     Class B5             $__________

         (11) Class Certificate Interest
                Rate of:

                     Class A7             ___________%
                     Class M              ___________%
                     Class B1             ___________%
                     Class B2             ___________%
                     Class B3             ___________%
                     Class B4             ___________%
                     Class B5             ___________%
                     Class S              ___________%

         (12) Senior Percentage for such
                 Distribution Date:                 __________%

         (13) Senior Prepayment Percentage
                 for such Distribution Date:        __________%

         (14) Junior Percentage for
                 such Distribution Date:            __________%

         (15) Junior Prepayment Percentage
                 for such Distribution Date:        __________%


Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                             EXHIBIT K

                    FORM OF SPECIAL SERVICING
                   AND COLLATERAL FUND AGREEMENT


      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the
"Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the "Purchaser").

                       PRELIMINARY STATEMENT

      ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 1996-HE4, Class __-B_ (the "Class __-B_ Certificates"). The Class __-B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 1996 between the Company (in its capacity as servicer thereunder, the "Servicer") and The First National Bank of Chicago as Trustee.

      ____________________________ or an affiliate thereof
intends to resell all of the Class __-B_ Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 1996-HE4, Class __-B5 (the "Class __-B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class __-B_ Certificates.

                             ARTICLE I

                            DEFINITIONS

      Section 1.01.  Defined Terms.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

      Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

      Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Mortgage Loan:  Any Pool __ Mortgage Loan.

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                            ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01.  Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

           (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are
      (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

      (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

      (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

      Section 2.02.  Purchaser's Election to Delay Foreclosure
Proceedings.

      (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

      (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

      (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      Section 2.03.  Purchaser's Election to Commence Foreclosure
Proceedings.

      (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

      (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04.  Termination.

      (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class __-B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related Mortgage Pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class __-B_ Certificates, or (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class __-B_ Certificates [or in the Class __-B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

      (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

      Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                            ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 1996-HE4 Pool __ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Pool __ Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

      Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

      The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

      All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Pool __ Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

      The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Pool __ Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may

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be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

      Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                            ARTICLE IV

                     MISCELLANEOUS PROVISIONS

      Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

      Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100

           with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey  08002
           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

or such other address as may hereafter be furnished in writing by the Company, or

      (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

           with respect to all other notices pursuant to this Agreement,

           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

or such other address as may hereafter be furnished in writing by the Purchaser, or

      (c)  in the case of the Trustee,

           The First National Bank of Chicago
           One First National Plaza, Suite 0126
           Chicago, Illinois  60670-0126
           Attention:  Corporate Trust Services
           Telephone:  (312) 407-1964
           Facsimile:  (312) 407-1708

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

      Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

      Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

      [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class __-B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

      IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:_________________________________
                                  Name:
                                  Title:


                              [PURCHASER]



                               By:_________________________________
                                  Name:
                                  Title:

Acknowledged and agreed to:

THE FIRST NATIONAL BANK OF CHICAGO



By:______________________________
   Name:
   Title:

                             EXHIBIT L

             FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT


State of New Jersey       )
                          )    ss.
County of Camden          )


           GE Capital Mortgage Services, Inc. (the "Company") by its undersigned authorized representative, being duly sworn, hereby certifies as follows:

           1. Pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement"), between the Company, as seller, and The First National Bank of Chicago, as trustee (together with its successors, the "Trustee"), relating to the Company's Home Equity Loan Pass-Through Certificates, Series 1996-HE4, the Company has assigned all of its right, title and interest in the mortgage loan(s) described below (the "Designated Loan(s)") to the Trustee.

                (a)  Loan Number:
                     Maker:
                     Original Principal Amount:
                     Maturity Date:

                [(b) Loan Number:
                     Maker:
                     Original Principal Amount:
                     Maturity Date:]

           2. The Company has provided to the Trustee certain representations and warranties in Section 2.03 of the Agreement as to the ownership, assignment and enforceability of the Designated Loan(s) and the related promissory notes or other instruments evidencing the Designated Loan(s).

           3.   [The Designated Loan] [Each of the Designated
Loans] is evidenced by a promissory note, executed by its [respective] maker as indicated above (the "Mortgage Notes(s)").

           4. The Company is the current holder of the indebtedness evidenced by the Mortgage Note(s), the indebtedness evidenced by the Mortgage Note(s) has not been pledged or otherwise hypothecated, and the Company has not granted to any person (other than the Trustee pursuant to the Agreement) any interest in the indebtedness evidenced by the Mortgage Note(s).

           5. After diligent search, the Company has been unable to locate the Mortgage Note(s) and believes [it] [them] to be lost. [A true and correct photocopy] [[True and correct photocopies] of the Mortgage Note(s) [is] [are] attached hereto as Exhibit A.]

           6. If at any time the Company locates [any of] the Mortgage Note(s), it shall endorse such Mortgage Note(s) for transfer to the Trustee, without recourse, and shall promptly deliver the Mortgage Note(s), as endorsed, to the Trustee.

           7. In the event that the unavailability of any Mortgage Note to the Trustee results in a breach of any representations or warranties of the Company set forth in the Agreement, the Trustee shall have the rights and remedies (if any) set forth in the Agreement, subject to the provisions thereof. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered any Mortgage Note to the Trustee, including without limitation any thereof arising from any action to enforce the indebtedness evidenced by such Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of such Mortgage Note.

           This affidavit is given in connection with the Company's execution of the Agreement. The Trustee's rights and remedies set forth herein and in the Agreement shall constitute the sole and exclusive remedies of the Trustee or its successors and assigns arising out of or relating to the absence or loss of the Mortgage Note(s) or the Company's failure to deliver the same.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:________________________________
                                  Name:
                                  Title:


Sworn to before me this
____ day of ________, 1996




______________________________
Notary Public

                             EXHIBIT M


                 SCHEDULE OF STREAMLINED PORTFOLIO
                      PROGRAM MORTGAGE LOANS